UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2020 - March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2021

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	42
ENERGY FUND	50
ENERGY SERVICES FUND	58
FINANCIAL SERVICES FUND	66
HEALTH CARE FUND	76
INTERNET FUND	84
LEISURE FUND	92
PRECIOUS METALS FUND	101
REAL ESTATE FUND	109
RETAILING FUND	118
TECHNOLOGY FUND	126
TELECOMMUNICATIONS FUND	135
TRANSPORTATION FUND	143
UTILITIES FUND	151
NOTES TO FINANCIAL STATEMENTS	159
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	172
OTHER INFORMATION	173
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	175
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	180

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Rydex Sector Funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

In the 12 months ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 56.35% as the equity market roared back to life after a sharp COVID-19-related selloff. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

We upgraded our 2021 U.S. economic growth forecast during the first quarter from 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations in Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the labor market in the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021 the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, we think these factors will prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

We expect easy financial conditions and low rates to support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the 12-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 56.35%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 44.57%. The return of the MSCI Emerging Markets Index* was 58.39%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.71% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 23.72%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.39%	71.65%	$ 1,000.00	$ 1,716.50	$ 9.41
A-Class	1.65%	71.40%	1,000.00	1,714.00	11.16
C-Class	2.40%	70.79%	1,000.00	1,707.90	16.20
H-Class	1.62%	71.39%	1,000.00	1,713.90	10.96
Basic Materials Fund
Investor Class	1.40%	32.16%	1,000.00	1,321.60	8.10
A-Class	1.65%	31.99%	1,000.00	1,319.90	9.54
C-Class	2.40%	31.50%	1,000.00	1,315.00	13.85
H-Class	1.67%	31.98%	1,000.00	1,319.80	9.66
Biotechnology Fund
Investor Class	1.40%	9.25%	1,000.00	1,092.50	7.30
A-Class	1.65%	9.10%	1,000.00	1,091.00	8.60
C-Class	2.40%	8.69%	1,000.00	1,086.90	12.49
H-Class	1.65%	9.11%	1,000.00	1,091.10	8.60
Consumer Products Fund
Investor Class	1.41%	13.31%	1,000.00	1,133.10	7.50
A-Class	1.65%	13.15%	1,000.00	1,131.50	8.77
C-Class	2.41%	12.73%	1,000.00	1,127.30	12.78
H-Class	1.65%	13.15%	1,000.00	1,131.50	8.77
Electronics Fund
Investor Class	1.39%	40.09%	1,000.00	1,400.90	8.32
A-Class	1.65%	39.92%	1,000.00	1,399.20	9.87
C-Class	2.40%	39.39%	1,000.00	1,393.90	14.32
H-Class	1.65%	39.91%	1,000.00	1,399.10	9.87
Energy Fund
Investor Class	1.38%	71.57%	1,000.00	1,715.70	9.34
A-Class	1.63%	71.37%	1,000.00	1,713.70	11.03
C-Class	2.40%	70.72%	1,000.00	1,707.20	16.20
H-Class	1.64%	71.34%	1,000.00	1,713.40	11.09
Energy Services Fund
Investor Class	1.39%	82.83%	1,000.00	1,828.30	9.80
A-Class	1.65%	82.59%	1,000.00	1,825.90	11.62
C-Class	2.39%	81.93%	1,000.00	1,819.30	16.80
H-Class	1.63%	82.59%	1,000.00	1,825.90	11.48
Financial Services Fund
Investor Class	1.38%	36.89%	1,000.00	1,368.90	8.15
A-Class	1.67%	36.72%	1,000.00	1,367.20	9.86
C-Class	2.39%	36.22%	1,000.00	1,362.20	14.08
H-Class	1.64%	36.71%	1,000.00	1,367.10	9.68
Health Care Fund
Investor Class	1.41%	12.36%	1,000.00	1,123.60	7.47
A-Class	1.65%	12.21%	1,000.00	1,122.10	8.73
C-Class	2.40%	11.79%	1,000.00	1,117.90	12.67
H-Class	1.65%	12.23%	1,000.00	1,122.30	8.73

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.40%	20.37%	$ 1,000.00	$ 1,203.70	$ 7.69
A-Class	1.65%	20.22%	1,000.00	1,202.20	9.06
C-Class	2.40%	19.78%	1,000.00	1,197.80	13.15
H-Class	1.65%	20.21%	1,000.00	1,202.10	9.06
Leisure Fund
Investor Class	1.38%	32.62%	1,000.00	1,326.20	8.00
A-Class	1.65%	32.47%	1,000.00	1,324.70	9.56
C-Class	2.40%	31.96%	1,000.00	1,319.60	13.88
H-Class	1.64%	32.47%	1,000.00	1,324.70	9.51
Precious Metals Fund
Investor Class	1.30%	(7.99%)	1,000.00	920.10	6.22
A-Class	1.55%	(8.11%)	1,000.00	918.90	7.42
C-Class	2.30%	(8.45%)	1,000.00	915.50	10.98
H-Class	1.56%	(8.12%)	1,000.00	918.80	7.46
Real Estate Fund
A-Class	1.65%	25.55%	1,000.00	1,255.50	9.28
C-Class	2.40%	25.07%	1,000.00	1,250.70	13.47
H-Class	1.62%	25.58%	1,000.00	1,255.80	9.11
Retailing Fund
Investor Class	1.41%	25.57%	1,000.00	1,255.70	7.93
A-Class	1.65%	25.41%	1,000.00	1,254.10	9.27
C-Class	2.40%	24.91%	1,000.00	1,249.10	13.46
H-Class	1.67%	25.39%	1,000.00	1,253.90	9.38
Technology Fund
Investor Class	1.40%	22.55%	1,000.00	1,225.50	7.77
A-Class	1.65%	22.40%	1,000.00	1,224.00	9.15
C-Class	2.40%	21.95%	1,000.00	1,219.50	13.28
H-Class	1.67%	22.39%	1,000.00	1,223.90	9.26
Telecommunications Fund
Investor Class	1.42%	20.77%	1,000.00	1,207.70	7.82
A-Class	1.66%	20.60%	1,000.00	1,206.00	9.13
C-Class	2.40%	20.17%	1,000.00	1,201.70	13.17
H-Class	1.64%	20.63%	1,000.00	1,206.30	9.02
Transportation Fund
Investor Class	1.40%	42.56%	1,000.00	1,425.60	8.47
A-Class	1.65%	42.38%	1,000.00	1,423.80	9.97
C-Class	2.40%	41.85%	1,000.00	1,418.50	14.47
H-Class	1.65%	42.39%	1,000.00	1,423.90	9.97
Utilities Fund
Investor Class	1.41%	11.31%	1,000.00	1,113.10	7.43
A-Class	1.65%	11.19%	1,000.00	1,111.90	8.69
C-Class	2.41%	10.76%	1,000.00	1,107.60	12.66
H-Class	1.66%	11.19%	1,000.00	1,111.90	8.74

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.39%	5.00%	$ 1,000.00	$ 1,018.00	$ 6.99
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Basic Materials Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Biotechnology Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Consumer Products Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.90	7.09
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Electronics Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Energy Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Energy Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Financial Services Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Health Care Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.90	7.09
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.40%	5.00%	$ 1,000.00	$ 1,017.95	$ 7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Leisure Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Precious Metals Fund
Investor Class	1.30%	5.00%	1,000.00	1,018.45	6.54
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
Real Estate Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Retailing Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.90	7.09
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Technology Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Telecommunications Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.85	7.14
A-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Transportation Fund
Investor Class	1.40%	5.00%	1,000.00	1,017.95	7.04
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Utilities Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.90	7.09
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.66%	5.00%	1,000.00	1,016.65	8.35

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 31, 2021, Banking Fund Investor Class returned 90.06%, compared with 67.50% for the S&P 500 Financials Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by regional banks, diversified banks, and consumer finance.

Capital One Financial Corp., Truist Financial Corp., and Bank of America Corp. contributed the most to the Fund’s return for the period. HSBC Holdings plc ADR and CVB Financial Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	4.1%
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	4.0%
U.S. Bancorp	3.3%
Truist Financial Corp.	3.2%
PNC Financial Services Group, Inc.	3.1%
Capital One Financial Corp.	2.8%
Bank of New York Mellon Corp.	2.4%
State Street Corp.	2.0%
Top Ten Total	33.0%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	90.06%	12.72%	7.74%
A-Class Shares	88.72%	12.35%	7.42%
A-Class Shares with sales charge‡	79.77%	11.26%	6.90%
C-Class Shares	87.34%	11.51%	6.62%
C-Class Shares with CDSC§	86.34%	11.51%	6.62%
H-Class Shares**	88.66%	12.35%	7.32%
S&P 500 Financials Index	67.50%	15.67%	12.11%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2021
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Banks - 91.0%
Bank of America Corp.	19,643	$759,988
Citigroup, Inc.	10,413	757,546
JPMorgan Chase & Co.	4,861	739,990
Wells Fargo & Co.	18,837	735,962
U.S. Bancorp	11,082	612,945
Truist Financial Corp.	10,220	596,030
PNC Financial Services Group, Inc.	3,294	577,800
Bank of New York Mellon Corp.	9,306	440,081
State Street Corp.	4,359	366,200
First Republic Bank	2,164	360,847
Fifth Third Bancorp	9,174	343,566
SVB Financial Group*	651	321,373
Northern Trust Corp.	3,012	316,591
M&T Bank Corp.	1,959	297,004
Regions Financial Corp.	14,349	296,450
KeyCorp	14,688	293,466
Citizens Financial Group, Inc.	6,571	290,110
Huntington Bancshares, Inc.	16,982	266,957
Signature Bank	1,067	241,249
ICICI Bank Ltd. ADR*	14,075	225,622
HDFC Bank Ltd. ADR*	2,833	220,096
Comerica, Inc.	3,018	216,511
East West Bancorp, Inc.	2,861	211,142
Toronto-Dominion Bank	3,138	204,629
Western Alliance Bancorporation	2,154	203,424
Royal Bank of Canada	2,204	203,231
First Horizon Corp.	11,935	201,821
Bank of Nova Scotia	3,226	201,786
Zions Bancorp North America	3,639	199,999
Commerce Bancshares, Inc.	2,581	197,730
Bank of Montreal	2,214	197,312
HSBC Holdings plc ADR	6,727	196,025
Popular, Inc.	2,752	193,521
First Citizens BancShares, Inc. — Class A	230	192,227
UBS Group AG	12,204	189,528
Canadian Imperial Bank of Commerce	1,888	184,779
Deutsche Bank AG*	14,880	178,560
TCF Financial Corp.	3,774	175,340
Prosperity Bancshares, Inc.	2,293	171,723
Cullen/Frost Bankers, Inc.	1,575	171,297
Pinnacle Financial Partners, Inc.	1,921	170,316
Synovus Financial Corp.	3,721	170,236
First Financial Bankshares, Inc.	3,617	169,022
Credit Suisse Group AG ADR[1]	14,667	155,470
Glacier Bancorp, Inc.	2,648	151,148
South State Corp.	1,920	150,739
CIT Group, Inc.	2,921	150,461
Bank OZK	3,643	148,817
United Bankshares, Inc.	3,829	147,723
Webster Financial Corp.	2,594	142,955
Home BancShares, Inc.	5,195	140,525
UMB Financial Corp.	1,504	138,864
PacWest Bancorp	3,615	137,912
Wintrust Financial Corp.	1,768	134,014
Community Bank System, Inc.	1,745	133,876
BankUnited, Inc.	2,981	131,015
Umpqua Holdings Corp.	7,367	129,291
Ameris Bancorp	2,418	126,969
Hancock Whitney Corp.	2,986	125,442
Bank of Hawaii Corp.	1,388	124,212
First Hawaiian, Inc.	4,503	123,247
BancorpSouth Bank	3,714	120,631
Simmons First National Corp. — Class A	3,981	118,116
Old National Bancorp	6,100	117,974
Associated Banc-Corp.	5,483	117,007
Independent Bank Group, Inc.	1,613	116,523
United Community Banks, Inc.	3,348	114,234
Texas Capital Bancshares, Inc.*	1,608	114,039
Columbia Banking System, Inc.	2,608	112,379
Fulton Financial Corp.	6,454	109,912
Cadence BanCorp	5,050	104,686
Total Banks		16,898,213

Savings & Loans - 3.3%
People’s United Financial, Inc.	10,437	186,823
New York Community Bancorp, Inc.	13,076	165,019
Sterling Bancorp	5,902	135,864
Investors Bancorp, Inc.	8,819	129,551
Total Savings & Loans		617,257

Diversified Financial Services - 2.8%
Capital One Financial Corp.	4,065	517,190

Insurance - 2.4%
Equitable Holdings, Inc.	7,790	254,110
Voya Financial, Inc.	2,955	188,056
Total Insurance		442,166

Total Common Stocks
(Cost $13,133,740)		18,474,826

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$63,828	$63,828
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	29,019	29,019
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	26,485	26,485
Total Repurchase Agreements
(Cost $119,332)		119,332

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	115,144	115,144
Total Securities Lending Collateral
(Cost $115,144)		115,144

Total Investments - 100.8%
(Cost $13,368,216)		$18,709,302
Other Assets & Liabilities, net - (0.8)%		(139,476)
Total Net Assets - 100.0%		$18,569,826

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,474,826	$—	$—	$18,474,826
Repurchase Agreements	—	119,332	—	119,332
Securities Lending Collateral	115,144	—	—	115,144
Total Assets	$18,589,970	$119,332	$—	$18,709,302

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $108,491 of securities loaned (cost $13,248,884)	$18,589,970
Repurchase agreements, at value (cost $119,332)	119,332
Receivables:
Fund shares sold	58,942
Dividends	45,480
Foreign tax reclaims	544
Securities lending income	11
Total assets	18,814,279

Liabilities:
Payable for:
Return of securities lending collateral	115,144
Fund shares redeemed	82,810
Management fees	14,702
Transfer agent and administrative fees	4,653
Distribution and service fees	2,533
Portfolio accounting fees	1,730
Trustees’ fees*	322
Miscellaneous	22,559
Total liabilities	244,453
Commitments and contingent liabilities (Note 10)	—
Net assets	$18,569,826

Net assets consist of:
Paid in capital	$26,457,104
Total distributable earnings (loss)	(7,887,278)
Net assets	$18,569,826

Investor Class:
Net assets	$9,027,335
Capital shares outstanding	94,321
Net asset value per share	$95.71

A-Class:
Net assets	$4,049,551
Capital shares outstanding	47,168
Net asset value per share	$85.85
Maximum offering price per share (Net asset value divided by 95.25%)	$90.13

C-Class:
Net assets	$892,089
Capital shares outstanding	11,884
Net asset value per share	$75.07

H-Class:
Net assets	$4,600,851
Capital shares outstanding	55,111
Net asset value per share	$83.48

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $5,081)	$343,052
Interest	26
Income from securities lending, net	84
Total investment income	343,162

Expenses:
Management fees	90,392
Distribution and service fees:
A-Class	7,799
C-Class	7,684
H-Class	2,817
Transfer agent and administrative fees	30,713
Portfolio accounting fees	10,636
Professional fees	8,148
Trustees’ fees*	4,200
Custodian fees	1,882
Miscellaneous	5,848
Total expenses	170,119
Net investment income	173,043

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,139,015)
Net realized loss	(10,139,015)
Net change in unrealized appreciation (depreciation) on:
Investments	16,178,865
Net change in unrealized appreciation (depreciation)	16,178,865
Net realized and unrealized gain	6,039,850
Net increase in net assets resulting from operations	$6,212,893

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$173,043	$273,567
Net realized gain (loss) on investments	(10,139,015)	15,650
Net change in unrealized appreciation (depreciation) on investments	16,178,865	(12,335,006)
Net increase (decrease) in net assets resulting from operations	6,212,893	(12,045,789)

Distributions to shareholders:
Investor Class	(123,639)	(108,737)
A-Class	(109,741)	(31,237)
C-Class	(28,038)	(9,418)
H-Class	(12,149)	(30,264)
Total distributions to shareholders	(273,567)	(179,656)

Capital share transactions:
Proceeds from sale of shares
Investor Class	100,467,394	97,783,948
A-Class	776,718	840,548
C-Class	1,445,210	1,729,649
H-Class	6,995,067	8,514,542
Distributions reinvested
Investor Class	120,914	108,041
A-Class	106,076	30,103
C-Class	27,016	9,418
H-Class	12,065	30,213
Cost of shares redeemed
Investor Class	(111,860,093)	(75,479,771)
A-Class	(1,524,259)	(1,702,700)
C-Class	(1,789,662)	(1,910,665)
H-Class	(3,368,112)	(10,167,108)
Net increase (decrease) from capital share transactions	(8,591,666)	19,786,218
Net increase (decrease) in net assets	(2,652,340)	7,560,773

Net assets:
Beginning of year	21,222,166	13,661,393
End of year	$18,569,826	$21,222,166

Capital share activity:
Shares sold
Investor Class	1,395,191	1,226,311
A-Class	10,123	11,635
C-Class	25,920	27,344
H-Class	102,619	120,683
Shares issued from reinvestment of distributions
Investor Class	1,596	1,272
A-Class	1,560	391
C-Class	453	138
H-Class	182	403
Shares redeemed
Investor Class	(1,640,247)	(970,220)
A-Class	(23,881)	(24,173)
C-Class	(32,869)	(30,321)
H-Class	(51,236)	(140,736)
Net increase (decrease) in shares	(210,589)	222,727

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$51.83	$74.58	$86.27	$76.86	$56.13
Income (loss) from investment operations:
Net investment income (loss)[a]	1.25	1.14	.81	.60	.53
Net gain (loss) on investments (realized and unrealized)	44.89	(23.38)	(10.92)	9.12	20.51
Total from investment operations	46.14	(22.24)	(10.11)	9.72	21.04
Less distributions from:
Net investment income	(2.26)	(.51)	(1.58)	(.31)	(.31)
Total distributions	(2.26)	(.51)	(1.58)	(.31)	(.31)
Net asset value, end of period	$95.71	$51.83	$74.58	$86.27	$76.86

Total Return	90.06%	(30.08%)	(11.63%)	12.63%	37.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,027	$17,507	$5,997	$26,209	$41,473
Ratios to average net assets:
Net investment income (loss)	1.79%	1.47%	0.97%	0.73%	0.74%
Total expenses	1.43%	1.48%	1.46%	1.38%	1.38%
Portfolio turnover rate	799%	360%	633%	772%	907%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$46.98	$67.81	$78.80	$70.41	$51.55
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	.87	.57	.37	.33
Net gain (loss) on investments (realized and unrealized)	40.11	(21.19)	(9.98)	8.33	18.84
Total from investment operations	41.13	(20.32)	(9.41)	8.70	19.17
Less distributions from:
Net investment income	(2.26)	(.51)	(1.58)	(.31)	(.31)
Total distributions	(2.26)	(.51)	(1.58)	(.31)	(.31)
Net asset value, end of period	$85.85	$46.98	$67.81	$78.80	$70.41

Total Return[b]	88.72%	(30.25%)	(11.85%)	12.37%	37.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,050	$2,789	$4,849	$4,076	$5,934
Ratios to average net assets:
Net investment income (loss)	1.67%	1.23%	0.76%	0.50%	0.51%
Total expenses	1.69%	1.73%	1.72%	1.63%	1.63%
Portfolio turnover rate	799%	360%	633%	772%	907%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$41.57	$60.51	$71.05	$63.98	$47.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.31	(.05)	(.17)	(.05)
Net gain (loss) on investments (realized and unrealized)	35.27	(18.74)	(8.91)	7.55	17.12
Total from investment operations	35.76	(18.43)	(8.96)	7.38	17.07
Less distributions from:
Net investment income	(2.26)	(.51)	(1.58)	(.31)	(.31)
Total distributions	(2.26)	(.51)	(1.58)	(.31)	(.31)
Net asset value, end of period	$75.07	$41.57	$60.51	$71.05	$63.98

Total Return[b]	87.34%	(30.78%)	(12.51%)	11.54%	36.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$892	$764	$1,284	$4,079	$5,634
Ratios to average net assets:
Net investment income (loss)	0.93%	0.49%	(0.07%)	(0.25%)	(0.09%)
Total expenses	2.45%	2.48%	2.46%	2.38%	2.37%
Portfolio turnover rate	799%	360%	633%	772%	907%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$45.73	$66.00	$76.78	$68.61	$50.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.74	.45	.39	.29
Net gain (loss) on investments (realized and unrealized)	39.16	(20.50)	(9.65)	8.09	18.41
Total from investment operations	40.01	(19.76)	(9.20)	8.48	18.70
Less distributions from:
Net investment income	(2.26)	(.51)	(1.58)	(.31)	(.31)
Total distributions	(2.26)	(.51)	(1.58)	(.31)	(.31)
Net asset value, end of period	$83.48	$45.73	$66.00	$76.78	$68.61

Total Return	88.66%	(30.24%)	(11.89%)	12.38%	37.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,601	$162	$1,531	$14,220	$8,467
Ratios to average net assets:
Net investment income (loss)	1.15%	1.02%	0.60%	0.52%	0.45%
Total expenses	1.63%	1.74%	1.70%	1.62%	1.63%
Portfolio turnover rate	799%	360%	633%	772%	907%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2021, Basic Materials Fund Investor Class returned 89.00%, compared with 78.29% for the S&P 500 Materials Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by the specialty chemicals, steel, and gold industries.

Freeport-McMoRan, Inc., DuPont de Nemours, Inc., and Dow, Inc. contributed the most to the Fund’s return for the period. Arconic Corp., Coeur Mining, Inc., and Livent Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
Sherwin-Williams Co.	3.0%
Air Products and Chemicals, Inc.	2.9%
Ecolab, Inc.	2.8%
Dow, Inc.	2.5%
Newmont Corp.	2.5%
Freeport-McMoRan, Inc.	2.4%
DuPont de Nemours, Inc.	2.3%
PPG Industries, Inc.	2.2%
International Flavors & Fragrances, Inc.	2.1%
Corteva, Inc.	2.1%
Top Ten Total	24.8%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	89.00%	13.84%	4.76%
A-Class Shares	88.52%	13.56%	4.50%
A-Class Shares with sales charge‡	79.54%	12.45%	3.99%
C-Class Shares	87.07%	12.71%	3.72%
C-Class Shares with CDSC§	86.07%	12.71%	3.72%
H-Class Shares**	88.51%	13.57%	4.39%
S&P 500 Materials Index	78.29%	14.31%	9.46%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2021
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 98.6%

Chemicals - 42.5%
Sherwin-Williams Co.	1,959	$1,445,762
Air Products and Chemicals, Inc.	4,998	1,406,137
Ecolab, Inc.	6,434	1,377,326
Dow, Inc.	18,689	1,194,975
DuPont de Nemours, Inc.	14,379	1,111,209
PPG Industries, Inc.	6,926	1,040,701
International Flavors & Fragrances, Inc.	7,406	1,033,952
LyondellBasell Industries N.V. — Class A	9,684	1,007,620
Linde plc	3,361	941,551
Celanese Corp. — Class A	4,831	723,732
Albemarle Corp.	4,813	703,227
Eastman Chemical Co.	6,048	666,006
FMC Corp.	5,974	660,784
RPM International, Inc.	6,660	611,721
Mosaic Co.	18,535	585,891
Westlake Chemical Corp.	6,461	573,672
CF Industries Holdings, Inc.	11,588	525,863
Axalta Coating Systems Ltd.*	15,497	458,401
Huntsman Corp.	15,252	439,715
Olin Corp.	11,106	421,695
Nutrien Ltd.	7,747	417,486
Sociedad Quimica y Minera de Chile S.A. ADR	7,620	404,393
Ashland Global Holdings, Inc.	4,542	403,193
Chemours Co.	13,667	381,446
Valvoline, Inc.	14,425	376,060
Element Solutions, Inc.	19,379	354,442
W R Grace & Co.	5,804	347,428
HB Fuller Co.	5,100	320,841
Sensient Technologies Corp.	4,020	313,560
Ingevity Corp.*	4,120	311,184
Total Chemicals		20,559,973

Mining - 19.1%
Newmont Corp.	19,753	1,190,513
Freeport-McMoRan, Inc.*	35,338	1,163,680
Barrick Gold Corp.	42,305	837,639
Rio Tinto plc ADR	6,595	512,102
BHP Group Ltd. ADR[1]	7,045	488,853
Royal Gold, Inc.	4,332	466,210
Wheaton Precious Metals Corp.	12,128	463,411
Franco-Nevada Corp.	3,663	458,937
Agnico Eagle Mines Ltd.	7,782	449,878
AngloGold Ashanti Ltd. ADR[1]	20,039	440,257
Alcoa Corp.*	13,462	437,380
Kirkland Lake Gold Ltd.	12,180	411,684
Teck Resources Ltd. — Class B	20,135	386,189
First Majestic Silver Corp.*,1	24,280	378,282
Pan American Silver Corp.	12,437	373,483
Arconic Corp.*	11,000	279,290
Livent Corp.*	15,940	276,081
Coeur Mining, Inc.*	27,220	245,797
Total Mining		9,259,666
Packaging & Containers - 12.8%
Ball Corp.	10,973	929,852
Westrock Co.	12,371	643,910
Amcor plc	54,544	637,074
Crown Holdings, Inc.	6,526	633,283
Packaging Corporation of America	4,637	623,584
AptarGroup, Inc.	3,734	528,996
Berry Global Group, Inc.*	8,319	510,786
Sealed Air Corp.	10,124	463,882
Sonoco Products Co.	6,929	438,606
Graphic Packaging Holding Co.	21,126	383,648
Silgan Holdings, Inc.	8,902	374,151
Total Packaging & Containers		6,167,772

Iron & Steel - 10.6%
Nucor Corp.	11,337	910,021
Vale S.A. ADR	52,060	904,803
Cleveland-Cliffs, Inc.*	30,110	605,512
Steel Dynamics, Inc.	11,624	590,034
Reliance Steel & Aluminum Co.	3,599	548,092
United States Steel Corp.	18,977	496,628
ArcelorMittal S.A.*	15,363	448,139
Commercial Metals Co.	11,259	347,227
Allegheny Technologies, Inc.*	13,386	281,909
Total Iron & Steel		5,132,365

Building Materials - 5.8%
Vulcan Materials Co.	4,890	825,188
Martin Marietta Materials, Inc.	2,354	790,520
Louisiana-Pacific Corp.	7,739	429,205
Eagle Materials, Inc.	3,110	418,015
Summit Materials, Inc. — Class A*	11,371	318,615
Total Building Materials		2,781,543

Forest Products & Paper - 2.2%
International Paper Co.	14,863	803,643
Domtar Corp.	6,717	248,193
Total Forest Products & Paper		1,051,836

Biotechnology - 2.1%
Corteva, Inc.	21,915	1,021,677

Household Products & Housewares - 1.4%
Avery Dennison Corp.	3,727	684,464

Housewares - 1.4%
Scotts Miracle-Gro Co. — Class A	2,720	666,319

Distribution & Wholesale - 0.7%
Avient Corp.	7,360	347,907

Total Common Stocks
(Cost $30,008,400)		47,673,522

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
BASIC MATERIALS FUND

	Shares	Value
RIGHTS† - 0.0%
Chemicals - 0.0%
Sociedad Quimica y Minera de Chile S.A. Expires 04/19/21*	1,445	$4,479
Total Rights
(Cost $2,642)		4,479

EXCHANGE-TRADED FUNDS† - 0.9%
VanEck Vectors Junior Gold Miners ETF	10,371	466,798
Total Exchange-Traded Funds
(Cost $484,048)		466,798

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.5%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$381,120	381,120
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	173,275	173,275
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	158,141	158,141
Total Repurchase Agreements
(Cost $712,536)		712,536

SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	850,597	$850,597
Total Securities Lending Collateral
(Cost $850,597)		850,597

Total Investments - 102.8%
(Cost $32,058,223)		$49,707,932
Other Assets & Liabilities, net - (2.8)%		(1,354,150)
Total Net Assets - 100.0%		$48,353,782

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,673,522	$—	$—	$47,673,522
Rights	4,479	—	—	4,479
Exchange-Traded Funds	466,798	—	—	466,798
Repurchase Agreements	—	712,536	—	712,536
Securities Lending Collateral	850,597	—	—	850,597
Total Assets	$48,995,396	$712,536	$—	$49,707,932

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $844,355 of securities loaned (cost $31,345,687)	$48,995,396
Repurchase agreements, at value (cost $712,536)	712,536
Cash	724
Receivables:
Securities sold	3,408,063
Dividends	81,847
Fund shares sold	50,512
Securities lending income	915
Foreign tax reclaims	611
Total assets	53,250,604

Liabilities:
Payable for:
Fund shares redeemed	3,810,327
Return of securities lending collateral	850,597
Deferred foreign capital gain taxes	130,382
Management fees	34,575
Transfer agent and administrative fees	10,942
Portfolio accounting fees	4,068
Distribution and service fees	3,687
Trustees’ fees*	735
Miscellaneous	51,509
Total liabilities	4,896,822
Commitments and contingent liabilities (Note 10)	—
Net assets	$48,353,782

Net assets consist of:
Paid in capital	$33,681,154
Total distributable earnings (loss)	14,672,628
Net assets	$48,353,782

Investor Class:
Net assets	$38,112,065
Capital shares outstanding	486,319
Net asset value per share	$78.37

A-Class:
Net assets	$5,599,300
Capital shares outstanding	77,176
Net asset value per share	$72.55
Maximum offering price per share (Net asset value divided by 95.25%)	$76.17

C-Class:
Net assets	$2,533,942
Capital shares outstanding	40,751
Net asset value per share	$62.18

H-Class:
Net assets	$2,108,475
Capital shares outstanding	30,047
Net asset value per share	$70.17

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $8,493)	$764,231
Interest	172
Income from securities lending, net	4,853
Total investment income	769,256

Expenses:
Management fees	311,527
Distribution and service fees:
A-Class	10,306
C-Class	21,836
H-Class	5,068
Transfer agent and administrative fees	101,847
Portfolio accounting fees	36,657
Professional fees	14,676
Trustees’ fees*	6,028
Custodian fees	5,344
Line of credit fees	27
Miscellaneous	48,737
Total expenses	562,053
Net investment income	207,203

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,888,261
Net realized gain	2,888,261
Net change in unrealized appreciation (depreciation) on:
Investments	18,305,356
Net change in unrealized appreciation (depreciation)	18,305,356
Net realized and unrealized gain	21,193,617
Net increase in net assets resulting from operations	$21,400,820

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$207,203	$207,953
Net realized gain on investments	2,888,261	1,496,946
Net change in unrealized appreciation (depreciation) on investments	18,305,356	(7,784,086)
Net increase (decrease) in net assets resulting from operations	21,400,820	(6,079,187)

Distributions to shareholders:
Investor Class	(971,597)	(1,041,004)
A-Class	(108,312)	(222,796)
C-Class	(69,007)	(126,761)
H-Class	(111,942)	(70,981)
Total distributions to shareholders	(1,260,858)	(1,461,542)

Capital share transactions:
Proceeds from sale of shares
Investor Class	64,177,984	29,131,033
A-Class	2,021,511	1,863,446
C-Class	1,944,229	1,431,379
H-Class	4,011,677	5,043,330
Distributions reinvested
Investor Class	960,891	1,023,950
A-Class	104,132	212,298
C-Class	68,486	125,218
H-Class	111,869	70,857
Cost of shares redeemed
Investor Class	(55,658,771)	(37,986,062)
A-Class	(1,861,864)	(4,863,920)
C-Class	(2,232,010)	(2,316,529)
H-Class	(4,064,114)	(5,432,603)
Net increase (decrease) from capital share transactions	9,584,020	(11,697,603)
Net increase (decrease) in net assets	29,723,982	(19,238,332)

Net assets:
Beginning of year	18,629,800	37,868,132
End of year	$48,353,782	$18,629,800

Capital share activity:
Shares sold
Investor Class	1,007,217	497,060
A-Class	31,548	33,828
C-Class	37,998	30,294
H-Class	72,683	97,382
Shares issued from reinvestment of distributions
Investor Class	13,676	17,636
A-Class	1,600	3,930
C-Class	1,225	2,668
H-Class	1,777	1,355
Shares redeemed
Investor Class	(848,607)	(660,790)
A-Class	(31,218)	(87,985)
C-Class	(43,144)	(49,672)
H-Class	(66,030)	(104,189)
Net increase (decrease) in shares	178,725	(218,483)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$42.39	$58.04	$60.37	$55.71	$45.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.43	.35	.11	.18
Net gain (loss) on investments (realized and unrealized)	37.12	(13.42)	(1.85)	4.80	10.92
Total from investment operations	37.55	(12.99)	(1.50)	4.91	11.10
Less distributions from:
Net investment income	(.54)	(.90)	(.24)	(.25)	(.57)
Net realized gains	(1.03)	(1.76)	(.59)	—	—
Total distributions	(1.57)	(2.66)	(.83)	(.25)	(.57)
Net asset value, end of period	$78.37	$42.39	$58.04	$60.37	$55.71

Total Return	89.00%	(23.61%)	(2.36%)	8.81%	24.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,112	$13,313	$26,704	$51,589	$56,854
Ratios to average net assets:
Net investment income (loss)	0.67%	0.74%	0.59%	0.18%	0.35%
Total expenses[b]	1.43%	1.48%	1.47%	1.38%	1.37%
Portfolio turnover rate	162%	67%	247%	257%	361%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$39.41	$54.27	$56.66	$52.42	$42.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.26	.25	(.01)	.03
Net gain (loss) on investments (realized and unrealized)	34.46	(12.46)	(1.81)	4.50	10.31
Total from investment operations	34.71	(12.20)	(1.56)	4.49	10.34
Less distributions from:
Net investment income	(.54)	(.90)	(.24)	(.25)	(.57)
Net realized gains	(1.03)	(1.76)	(.59)	—	—
Total distributions	(1.57)	(2.66)	(.83)	(.25)	(.57)
Net asset value, end of period	$72.55	$39.41	$54.27	$56.66	$52.42

Total Return[c]	88.52%	(23.80%)	(2.60%)	8.56%	24.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,599	$2,966	$6,810	$9,070	$16,355
Ratios to average net assets:
Net investment income (loss)	0.44%	0.48%	0.45%	(0.02%)	0.06%
Total expenses[b]	1.69%	1.73%	1.72%	1.63%	1.62%
Portfolio turnover rate	162%	67%	247%	257%	361%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$34.17	$47.73	$50.32	$46.93	$38.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.11)	(.21)	(.38)	(.29)
Net gain (loss) on investments (realized and unrealized)	29.75	(10.79)	(1.55)	4.02	9.27
Total from investment operations	29.58	(10.90)	(1.76)	3.64	8.98
Less distributions from:
Net investment income	(.54)	(.90)	(.24)	(.25)	(.57)
Net realized gains	(1.03)	(1.76)	(.59)	—	—
Total distributions	(1.57)	(2.66)	(.83)	(.25)	(.57)
Net asset value, end of period	$62.18	$34.17	$47.73	$50.32	$46.93

Total Return[c]	87.07%	(24.35%)	(3.35%)	7.75%	23.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,534	$1,526	$2,930	$5,494	$5,824
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.23%)	(0.42%)	(0.75%)	(0.66%)
Total expenses[b]	2.44%	2.47%	2.47%	2.38%	2.37%
Portfolio turnover rate	162%	67%	247%	257%	361%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$38.15	$52.62	$54.95	$50.84	$41.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.27	.12	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	33.40	(12.08)	(1.62)	4.41	10.03
Total from investment operations	33.59	(11.81)	(1.50)	4.36	10.04
Less distributions from:
Net investment income	(.54)	(.90)	(.24)	(.25)	(.57)
Net realized gains	(1.03)	(1.76)	(.59)	—	—
Total distributions	(1.57)	(2.66)	(.83)	(.25)	(.57)
Net asset value, end of period	$70.17	$38.15	$52.62	$54.95	$50.84

Total Return	88.51%	(23.81%)	(2.59%)	8.57%	24.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,108	$825	$1,424	$9,220	$8,077
Ratios to average net assets:
Net investment income (loss)	0.33%	0.51%	0.21%	(0.09%)	0.03%
Total expenses[b]	1.68%	1.72%	1.71%	1.62%	1.62%
Portfolio turnover rate	162%	67%	247%	257%	361%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2021, Biotechnology Fund Investor Class returned 40.80%, compared with 34.04% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by biotechnology, life sciences tools & services and pharmaceuticals.

Immunomedics, Inc., Moderna, Inc., and AbbVie, Inc. contributed the most to the Fund’s return for the period. Biogen Inc., Amicus Therapeutics, Inc., and Inovio Pharmaceuticals, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	6.2%
Amgen, Inc.	5.3%
Gilead Sciences, Inc.	4.0%
Vertex Pharmaceuticals, Inc.	3.3%
Illumina, Inc.	3.2%
Regeneron Pharmaceuticals, Inc.	3.1%
Moderna, Inc.	3.1%
Biogen, Inc.	3.0%
Corteva, Inc.	2.6%
Alexion Pharmaceuticals, Inc.	2.6%
Top Ten Total	36.4%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	40.80%	13.01%	16.37%
A-Class Shares	40.44%	12.72%	16.08%
A-Class Shares with sales charge‡	33.76%	11.63%	15.51%
C-Class Shares	39.39%	11.88%	15.21%
C-Class Shares with CDSC§	38.39%	11.88%	15.21%
H-Class Shares**	40.45%	12.72%	15.96%
S&P 500 Health Care Index	34.04%	13.61%	15.61%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2021
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Biotechnology - 73.4%
Amgen, Inc.	41,014	$10,204,693
Gilead Sciences, Inc.	118,157	7,636,487
Vertex Pharmaceuticals, Inc.*	29,460	6,330,659
Illumina, Inc.*	15,933	6,119,228
Regeneron Pharmaceuticals, Inc.*	12,686	6,002,254
Moderna, Inc.*	44,894	5,878,869
Biogen, Inc.*	20,330	5,687,318
Corteva, Inc.	106,161	4,949,226
Alexion Pharmaceuticals, Inc.*	32,150	4,916,057
Seagen, Inc.*	29,839	4,143,444
Exact Sciences Corp.*	30,664	4,040,902
Incyte Corp.*	44,724	3,634,719
Bio-Rad Laboratories, Inc. — Class A*	6,140	3,506,984
Alnylam Pharmaceuticals, Inc.*	24,388	3,443,342
Guardant Health, Inc.*	22,476	3,430,961
CRISPR Therapeutics AG*	25,540	3,112,049
BioMarin Pharmaceutical, Inc.*	40,899	3,088,283
BioNTech SE ADR*,1	26,220	2,862,962
Novavax, Inc.*	15,550	2,819,370
BeiGene Ltd. ADR*	7,020	2,443,522
Mirati Therapeutics, Inc.*	14,233	2,438,113
Acceleron Pharma, Inc.*	17,962	2,435,827
Fate Therapeutics, Inc.*	27,870	2,297,882
United Therapeutics Corp.*	13,638	2,281,228
Ultragenyx Pharmaceutical, Inc.*	19,929	2,269,116
TG Therapeutics, Inc.*	46,620	2,247,084
Exelixis, Inc.*	98,564	2,226,561
Arrowhead Pharmaceuticals, Inc.*	32,997	2,188,031
Twist Bioscience Corp.*	16,700	2,068,462
Blueprint Medicines Corp.*	20,430	1,986,409
Halozyme Therapeutics, Inc.*	47,420	1,976,940
Ionis Pharmaceuticals, Inc.*	43,579	1,959,312
Emergent BioSolutions, Inc.*	20,730	1,926,024
Iovance Biotherapeutics, Inc.*	57,964	1,835,140
Sage Therapeutics, Inc.*	23,526	1,760,921
Biohaven Pharmaceutical Holding Company Ltd.*	25,170	1,720,370
Arena Pharmaceuticals, Inc.*	24,270	1,684,095
ACADIA Pharmaceuticals, Inc.*	64,903	1,674,497
ChemoCentryx, Inc.*	30,430	1,559,233
PTC Therapeutics, Inc.*	30,028	1,421,826
Editas Medicine, Inc.*	33,300	1,398,600
Amicus Therapeutics, Inc.*	136,080	1,344,470
Global Blood Therapeutics, Inc.*	32,095	1,307,871
Bluebird Bio, Inc.*	39,725	1,197,709
Inovio Pharmaceuticals, Inc.*,1	122,560	1,137,357
Total Biotechnology		140,594,407

Pharmaceuticals - 17.2%
AbbVie, Inc.	110,062	11,910,910
Horizon Therapeutics plc*	42,545	3,915,842
Viatris, Inc.*	242,687	3,390,337
PRA Health Sciences, Inc.*	17,635	2,703,975
Neurocrine Biosciences, Inc.*	27,296	2,654,536
Jazz Pharmaceuticals plc*	16,047	2,637,645
Intellia Therapeutics, Inc.*	27,870	2,236,707
Sarepta Therapeutics, Inc.*	26,089	1,944,413
Pacira BioSciences, Inc.*	21,190	1,485,207
Total Pharmaceuticals		32,879,572

Healthcare-Products - 5.4%
Bio-Techne Corp.	8,588	3,280,015
Novocure Ltd.*	19,933	2,634,744
Natera, Inc.*	24,960	2,534,438
Adaptive Biotechnologies Corp.*	48,760	1,963,078
Total Healthcare-Products		10,412,275

Healthcare-Services - 3.5%
Syneos Health, Inc.*	31,060	2,355,901
Invitae Corp.*,1	59,390	2,269,292
Medpace Holdings, Inc.*	12,570	2,062,108
Total Healthcare-Services		6,687,301

Total Common Stocks
(Cost $103,366,793)		190,573,555

RIGHTS††† - 0.0%
Biotechnology - 0.0%
Clinical Data, Inc.*	24,000	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$203,318	203,318
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	92,438	92,438
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	84,365	84,365
Total Repurchase Agreements
(Cost $380,121)		380,121

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	4,514,930	4,514,930
Total Securities Lending Collateral
(Cost $4,514,930)		4,514,930

Total Investments - 102.0%
(Cost $108,261,844)		$195,468,606
Other Assets & Liabilities, net - (2.0)%		(3,860,430)
Total Net Assets - 100.0%		$191,608,176

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$190,573,555	$—	$—		$190,573,555
Rights	—	—	—	*	—
Repurchase Agreements	—	380,121	—		380,121
Securities Lending Collateral	4,514,930	—	—		4,514,930
Total Assets	$195,088,485	$380,121	$—		$195,468,606

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $4,673,992 of securities loaned (cost $107,881,723)	$195,088,485
Repurchase agreements, at value (cost $380,121)	380,121
Receivables:
Securities sold	1,216,606
Fund shares sold	237,755
Securities lending income	1,340
Total assets	196,924,307

Liabilities:
Payable for:
Return of securities lending collateral	4,514,930
Fund shares redeemed	373,309
Management fees	139,346
Transfer agent and administrative fees	44,099
Portfolio accounting fees	16,394
Distribution and service fees	14,129
Trustees’ fees*	3,012
Miscellaneous	210,912
Total liabilities	5,316,131
Commitments and contingent liabilities (Note 10)	—
Net assets	$191,608,176

Net assets consist of:
Paid in capital	$78,726,649
Total distributable earnings (loss)	112,881,527
Net assets	$191,608,176

Investor Class:
Net assets	$151,505,560
Capital shares outstanding	1,611,670
Net asset value per share	$94.01

A-Class:
Net assets	$22,317,006
Capital shares outstanding	265,013
Net asset value per share	$84.21
Maximum offering price per share (Net asset value divided by 95.25%)	$88.41

C-Class:
Net assets	$8,220,868
Capital shares outstanding	115,947
Net asset value per share	$70.90

H-Class:
Net assets	$9,564,742
Capital shares outstanding	117,944
Net asset value per share	$81.10

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $761)	$1,674,165
Interest	591
Income from securities lending, net	102,040
Total investment income	1,776,796

Expenses:
Management fees	1,816,562
Distribution and service fees:
A-Class	50,806
C-Class	97,505
H-Class	36,336
Transfer agent and administrative fees	601,355
Portfolio accounting fees	213,084
Registration fees	210,650
Professional fees	114,705
Trustees’ fees*	47,919
Custodian fees	31,332
Line of credit fees	267
Miscellaneous	62,919
Total expenses	3,283,440
Net investment loss	(1,506,644)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	57,826,713
Net realized gain	57,826,713
Net change in unrealized appreciation (depreciation) on:
Investments	17,394,425
Net change in unrealized appreciation (depreciation)	17,394,425
Net realized and unrealized gain	75,221,138
Net increase in net assets resulting from operations	$73,714,494

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,506,644)	$(1,260,325)
Net realized gain on investments	57,826,713	30,914,727
Net change in unrealized appreciation (depreciation) on investments	17,394,425	(50,590,210)
Net increase (decrease) in net assets resulting from operations	73,714,494	(20,935,808)

Distributions to shareholders:
Investor Class	(10,571,202)	(7,452,087)
A-Class	(1,608,477)	(840,011)
C-Class	(858,269)	(571,551)
H-Class	(793,961)	(695,143)
Total distributions to shareholders	(13,831,909)	(9,558,792)

Capital share transactions:
Proceeds from sale of shares
Investor Class	165,834,078	103,363,667
A-Class	9,368,554	2,369,625
C-Class	2,502,770	2,263,964
H-Class	30,314,058	35,583,269
Distributions reinvested
Investor Class	10,088,167	7,185,311
A-Class	1,579,336	820,588
C-Class	836,153	559,459
H-Class	793,092	694,706
Cost of shares redeemed
Investor Class	(193,107,505)	(142,739,172)
A-Class	(7,656,810)	(9,063,961)
C-Class	(6,166,624)	(6,580,327)
H-Class	(36,476,360)	(38,250,877)
Net decrease from capital share transactions	(22,091,091)	(43,793,748)
Net increase (decrease) in net assets	37,791,494	(74,288,348)

Net assets:
Beginning of year	153,816,682	228,105,030
End of year	$191,608,176	$153,816,682

Capital share activity:
Shares sold
Investor Class	1,912,201	1,275,833
A-Class	117,161	33,243
C-Class	35,098	37,703
H-Class	433,558	504,782
Shares issued from reinvestment of distributions
Investor Class	107,584	85,509
A-Class	18,788	10,780
C-Class	11,787	8,524
H-Class	9,797	9,449
Shares redeemed
Investor Class	(2,111,884)	(1,793,859)
A-Class	(95,286)	(126,300)
C-Class	(86,567)	(106,316)
H-Class	(458,828)	(562,751)
Net decrease in shares	(106,591)	(623,403)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$71.72	$83.02	$87.17	$79.72	$68.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.44)	(.68)	(.62)	(.57)
Net gain (loss) on investments (realized and unrealized)	29.82	(7.26)	6.42	12.77	11.99
Total from investment operations	29.24	(7.70)	5.74	12.15	11.42
Less distributions from:
Net realized gains	(6.95)	(3.60)	(9.89)	(4.70)	—
Total distributions	(6.95)	(3.60)	(9.89)	(4.70)	—
Net asset value, end of period	$94.01	$71.72	$83.02	$87.17	$79.72

Total Return	40.80%	(9.91%)	7.94%	15.34%	16.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,506	$122,194	$177,344	$210,564	$238,614
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.56%)	(0.79%)	(0.70%)	(0.76%)
Total expenses	1.45%	1.48%	1.46%	1.37%	1.37%
Portfolio turnover rate	115%	64%	100%	105%	207%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$64.92	$75.66	$80.55	$74.16	$63.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(.57)	(.82)	(.76)	(.70)
Net gain (loss) on investments (realized and unrealized)	26.97	(6.57)	5.82	11.85	11.17
Total from investment operations	26.24	(7.14)	5.00	11.09	10.47
Less distributions from:
Net realized gains	(6.95)	(3.60)	(9.89)	(4.70)	—
Total distributions	(6.95)	(3.60)	(9.89)	(4.70)	—
Net asset value, end of period	$84.21	$64.92	$75.66	$80.55	$74.16

Total Return[b]	40.44%	(10.14%)	7.68%	15.04%	16.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,317	$14,565	$23,199	$27,370	$36,849
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.80%)	(1.04%)	(0.93%)	(1.01%)
Total expenses	1.69%	1.73%	1.71%	1.62%	1.61%
Portfolio turnover rate	115%	64%	100%	105%	207%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$55.85	$66.05	$72.14	$67.34	$58.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.15)	(.97)	(1.27)	(1.25)	(1.11)
Net gain (loss) on investments (realized and unrealized)	23.15	(5.63)	5.07	10.75	10.18
Total from investment operations	22.00	(6.60)	3.80	9.50	9.07
Less distributions from:
Net realized gains	(6.95)	(3.60)	(9.89)	(4.70)	—
Total distributions	(6.95)	(3.60)	(9.89)	(4.70)	—
Net asset value, end of period	$70.90	$55.85	$66.05	$72.14	$67.34

Total Return[b]	39.39%	(10.80%)	6.87%	14.18%	15.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,221	$8,692	$14,248	$20,104	$20,997
Ratios to average net assets:
Net investment income (loss)	(1.61%)	(1.56%)	(1.79%)	(1.70%)	(1.76%)
Total expenses	2.45%	2.48%	2.46%	2.37%	2.36%
Portfolio turnover rate	115%	64%	100%	105%	207%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$62.70	$73.18	$78.26	$72.16	$62.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.59)	(.82)	(.69)	(.70)
Net gain (loss) on investments (realized and unrealized)	26.01	(6.29)	5.63	11.49	10.86
Total from investment operations	25.35	(6.88)	4.81	10.80	10.16
Less distributions from:
Net realized gains	(6.95)	(3.60)	(9.89)	(4.70)	—
Total distributions	(6.95)	(3.60)	(9.89)	(4.70)	—
Net asset value, end of period	$81.10	$62.70	$73.18	$78.26	$72.16

Total Return	40.45%	(10.12%)	7.66%	15.04%	16.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,565	$8,365	$13,315	$19,905	$19,308
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.85%)	(1.06%)	(0.87%)	(1.04%)
Total expenses	1.72%	1.73%	1.71%	1.62%	1.61%
Portfolio turnover rate	115%	64%	100%	105%	207%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 31, 2021, Consumer Products Fund Investor Class returned 36.78%, compared with 28.38% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by packaged foods & meats, soft drinks, and household products.

Estee Lauder Companies, Inc. - Class A, Procter & Gamble Co., and Boston Beer Company, Inc. - Class A contributed the most to the Fund’s return for the period. Coty, Inc. - Class A and Unilever plc ADR detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.8%
Coca-Cola Co.	5.6%
PepsiCo, Inc.	5.3%
Philip Morris International, Inc.	4.2%
Estee Lauder Companies, Inc. — Class A	3.8%
Altria Group, Inc.	3.6%
Mondelez International, Inc. — Class A	3.3%
Colgate-Palmolive Co.	3.0%
Kraft Heinz Co.	2.6%
Monster Beverage Corp.	2.6%
Top Ten Total	40.8%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	36.78%	6.71%	10.37%
A-Class Shares	36.43%	6.44%	10.10%
A-Class Shares with sales charge‡	29.94%	5.41%	9.56%
C-Class Shares	35.40%	5.65%	9.27%
C-Class Shares with CDSC§	34.40%	5.65%	9.27%
H-Class Shares**	36.43%	6.44%	9.97%
S&P 500 Consumer Staples Index	28.38%	8.21%	11.64%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2021
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Food - 36.0%
Mondelez International, Inc. — Class A	61,752	$3,614,345
Kraft Heinz Co.	70,085	2,803,400
Sysco Corp.	31,823	2,505,743
General Mills, Inc.	39,963	2,450,531
Hershey Co.	14,404	2,278,137
Kroger Co.	58,582	2,108,366
Tyson Foods, Inc. — Class A	27,234	2,023,486
Hormel Foods Corp.	41,831	1,998,685
McCormick & Company, Inc.	21,986	1,960,272
Kellogg Co.	29,625	1,875,263
Conagra Brands, Inc.	45,367	1,705,799
Campbell Soup Co.	30,935	1,555,102
J M Smucker Co.	11,761	1,488,119
Lamb Weston Holdings, Inc.	16,923	1,311,194
US Foods Holding Corp.*	30,637	1,167,882
Performance Food Group Co.*	19,607	1,129,559
Beyond Meat, Inc.*,1	8,580	1,116,430
Post Holdings, Inc.*	9,841	1,040,391
Ingredion, Inc.	10,718	963,763
Flowers Foods, Inc.	37,443	891,143
Hain Celestial Group, Inc.*	18,882	823,255
Grocery Outlet Holding Corp.*	20,514	756,762
Sprouts Farmers Market, Inc.*	27,694	737,214
Sanderson Farms, Inc.	4,667	727,025
Total Food		39,031,866

Beverages - 26.6%
Coca-Cola Co.	115,443	6,085,001
PepsiCo, Inc.	40,352	5,707,790
Monster Beverage Corp.*	30,650	2,791,908
Keurig Dr Pepper, Inc.	80,580	2,769,535
Constellation Brands, Inc. — Class A	11,505	2,623,140
Brown-Forman Corp. — Class B	32,117	2,215,109
Boston Beer Company, Inc. — Class A*	1,345	1,622,447
Molson Coors Beverage Co. — Class B*	26,419	1,351,332
Coca-Cola European Partners plc	19,743	1,029,795
Anheuser-Busch InBev S.A. ADR[1]	16,029	1,007,423
Diageo plc ADR	4,850	796,418
Fomento Economico Mexicano SAB de CV ADR	10,544	794,280
Total Beverages		28,794,178

Cosmetics & Personal Care - 13.6%
Procter & Gamble Co.	54,706	7,408,834
Estee Lauder Companies, Inc. — Class A	14,058	4,088,769
Colgate-Palmolive Co.	41,765	3,292,335
Total Cosmetics & Personal Care		14,789,938

Agriculture - 13.1%
Philip Morris International, Inc.	51,864	4,602,411
Altria Group, Inc.	75,817	3,878,798
Archer-Daniels-Midland Co.	38,933	2,219,181
Darling Ingredients, Inc.*	18,710	1,376,682
Bunge Ltd.	16,714	1,324,919
British American Tobacco plc ADR	21,314	825,704
Total Agriculture		14,227,695

Household Products & Housewares - 6.1%
Kimberly-Clark Corp.	19,981	2,778,358
Clorox Co.	10,330	1,992,450
Church & Dwight Company, Inc.	21,591	1,885,974
Total Household Products & Housewares		6,656,782

Retail - 2.1%
Casey’s General Stores, Inc.	5,312	1,148,401
Freshpet, Inc.*	6,816	1,082,449
Total Retail		2,230,850

Pharmaceuticals - 0.8%
Herbalife Nutrition Ltd.*	20,178	895,096

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	14,996	711,710

Commercial Services - 0.6%
Medifast, Inc.	2,800	593,096

Total Common Stocks
(Cost $52,048,757)		107,931,211

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$249,789	249,789
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	113,566	113,566
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	103,647	103,647
Total Repurchase Agreements
(Cost $467,002)		467,002

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	1,504,750	1,504,750
Total Securities Lending Collateral
(Cost $1,504,750)		1,504,750

Total Investments - 101.4%
(Cost $54,020,509)		$109,902,963
Other Assets & Liabilities, net - (1.4)%		(1,493,926)
Total Net Assets - 100.0%		$108,409,037

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$107,931,211	$—	$—	$107,931,211
Repurchase Agreements	—	467,002	—	467,002
Securities Lending Collateral	1,504,750	—	—	1,504,750
Total Assets	$109,435,961	$467,002	$—	$109,902,963

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $1,487,292 of securities loaned (cost $53,553,507)	$109,435,961
Repurchase agreements, at value (cost $467,002)	467,002
Receivables:
Securities sold	2,785,328
Dividends	290,017
Fund shares sold	28,136
Securities lending income	146
Total assets	113,006,590

Liabilities:
Payable for:
Fund shares redeemed	2,850,328
Return of securities lending collateral	1,504,750
Management fees	78,462
Transfer agent and administrative fees	24,831
Distribution and service fees	11,041
Portfolio accounting fees	9,230
Trustees’ fees*	1,674
Miscellaneous	117,237
Total liabilities	4,597,553
Commitments and contingent liabilities (Note 10)	—
Net assets	$108,409,037

Net assets consist of:
Paid in capital	$50,685,344
Total distributable earnings (loss)	57,723,693
Net assets	$108,409,037

Investor Class:
Net assets	$83,022,860
Capital shares outstanding	1,244,438
Net asset value per share	$66.72

A-Class:
Net assets	$10,750,500
Capital shares outstanding	180,002
Net asset value per share	$59.72
Maximum offering price per share (Net asset value divided by 95.25%)	$62.70

C-Class:
Net assets	$9,034,794
Capital shares outstanding	185,591
Net asset value per share	$48.68

H-Class:
Net assets	$5,600,883
Capital shares outstanding	98,156
Net asset value per share	$57.06

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,559)	$3,049,235
Interest	239
Income from securities lending, net	6,844
Total investment income	3,056,318

Expenses:
Management fees	1,008,771
Distribution and service fees:
A-Class	23,660
C-Class	102,408
H-Class	13,305
Transfer agent and administrative fees	334,825
Portfolio accounting fees	118,705
Registration fees	101,783
Professional fees	59,265
Trustees’ fees*	29,016
Custodian fees	17,809
Miscellaneous	49,077
Total expenses	1,858,624
Net investment income	1,197,694

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,927,348
Net realized gain	15,927,348
Net change in unrealized appreciation (depreciation) on:
Investments	19,705,957
Net change in unrealized appreciation (depreciation)	19,705,957
Net realized and unrealized gain	35,633,305
Net increase in net assets resulting from operations	$36,830,999

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,197,694	$1,617,838
Net realized gain on investments	15,927,348	13,380,802
Net change in unrealized appreciation (depreciation) on investments	19,705,957	(24,843,578)
Net increase (decrease) in net assets resulting from operations	36,830,999	(9,844,938)

Distributions to shareholders:
Investor Class	(6,829,808)	(2,921,088)
A-Class	(786,012)	(339,079)
C-Class	(1,107,873)	(437,102)
H-Class	(499,115)	(268,490)
Total distributions to shareholders	(9,222,808)	(3,965,759)

Capital share transactions:
Proceeds from sale of shares
Investor Class	42,509,338	103,025,889
A-Class	2,320,729	3,280,213
C-Class	618,758	652,064
H-Class	1,759,714	17,063,752
Distributions reinvested
Investor Class	6,697,877	2,872,298
A-Class	776,293	332,113
C-Class	1,079,765	427,574
H-Class	498,891	268,419
Cost of shares redeemed
Investor Class	(68,469,059)	(158,047,872)
A-Class	(3,076,742)	(7,590,061)
C-Class	(4,446,663)	(4,860,834)
H-Class	(2,018,656)	(22,448,593)
Net decrease from capital share transactions	(21,749,755)	(65,025,038)
Net increase (decrease) in net assets	5,858,436	(78,835,735)

Net assets:
Beginning of year	102,550,601	181,386,336
End of year	$108,409,037	$102,550,601

Capital share activity:
Shares sold
Investor Class	710,047	1,679,253
A-Class	41,057	58,717
C-Class	13,217	13,969
H-Class	33,333	320,741
Shares issued from reinvestment of distributions
Investor Class	106,130	46,060
A-Class	13,730	5,877
C-Class	23,377	9,019
H-Class	9,235	4,951
Shares redeemed
Investor Class	(1,082,594)	(2,609,348)
A-Class	(53,578)	(137,756)
C-Class	(95,913)	(103,813)
H-Class	(37,693)	(426,735)
Net decrease in shares	(319,652)	(1,139,065)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$52.88	$59.56	$61.08	$66.06	$62.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.72	.92	.56	.51
Net gain (loss) on investments (realized and unrealized)	18.44	(5.71)	1.40	(.37)	3.58
Total from investment operations	19.14	(4.99)	2.32	.19	4.09
Less distributions from:
Net investment income	(.73)	(.77)	(.80)	(.44)	(.58)
Net realized gains	(4.57)	(.92)	(3.04)	(4.73)	(.29)
Total distributions	(5.30)	(1.69)	(3.84)	(5.17)	(.87)
Net asset value, end of period	$66.72	$52.88	$59.56	$61.08	$66.06

Total Return	36.78%	(8.81%)	4.09%	(0.04%)	6.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,023	$79,890	$142,633	$152,717	$207,683
Ratios to average net assets:
Net investment income (loss)	1.12%	1.17%	1.56%	0.86%	0.79%
Total expenses	1.45%	1.47%	1.46%	1.38%	1.36%
Portfolio turnover rate	38%	59%	84%	80%	75%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$47.88	$54.21	$56.08	$61.21	$58.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.51	.69	.36	.33
Net gain (loss) on investments (realized and unrealized)	16.64	(5.15)	1.28	(.32)	3.32
Total from investment operations	17.14	(4.64)	1.97	.04	3.65
Less distributions from:
Net investment income	(.73)	(.77)	(.80)	(.44)	(.58)
Net realized gains	(4.57)	(.92)	(3.04)	(4.73)	(.29)
Total distributions	(5.30)	(1.69)	(3.84)	(5.17)	(.87)
Net asset value, end of period	$59.72	$47.88	$54.21	$56.08	$61.21

Total Return[b]	36.43%	(9.04%)	3.82%	(0.28%)	6.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,751	$8,561	$13,659	$25,698	$40,272
Ratios to average net assets:
Net investment income (loss)	0.89%	0.92%	1.28%	0.60%	0.56%
Total expenses	1.69%	1.72%	1.71%	1.63%	1.62%
Portfolio turnover rate	38%	59%	84%	80%	75%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$40.08	$45.98	$48.50	$54.00	$52.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.08	.28	(.07)	(.10)
Net gain (loss) on investments (realized and unrealized)	13.84	(4.29)	1.04	(.26)	2.93
Total from investment operations	13.90	(4.21)	1.32	(.33)	2.83
Less distributions from:
Net investment income	(.73)	(.77)	(.80)	(.44)	(.58)
Net realized gains	(4.57)	(.92)	(3.04)	(4.73)	(.29)
Total distributions	(5.30)	(1.69)	(3.84)	(5.17)	(.87)
Net asset value, end of period	$48.68	$40.08	$45.98	$48.50	$54.00

Total Return[b]	35.40%	(9.73%)	3.06%	(1.02%)	5.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,035	$9,816	$14,976	$23,531	$28,380
Ratios to average net assets:
Net investment income (loss)	0.12%	0.16%	0.60%	(0.13%)	(0.20%)
Total expenses	2.45%	2.47%	2.46%	2.38%	2.36%
Portfolio turnover rate	38%	59%	84%	80%	75%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$45.93	$52.07	$54.02	$59.15	$56.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.46	.69	.38	.31
Net gain (loss) on investments (realized and unrealized)	15.94	(4.91)	1.20	(.34)	3.21
Total from investment operations	16.43	(4.45)	1.89	.04	3.52
Less distributions from:
Net investment income	(.73)	(.77)	(.80)	(.44)	(.58)
Net realized gains	(4.57)	(.92)	(3.04)	(4.73)	(.29)
Total distributions	(5.30)	(1.69)	(3.84)	(5.17)	(.87)
Net asset value, end of period	$57.06	$45.93	$52.07	$54.02	$59.15

Total Return	36.43%	(9.05%)	3.84%	(0.32%)	6.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,601	$4,284	$10,118	$10,788	$35,387
Ratios to average net assets:
Net investment income (loss)	0.90%	0.86%	1.32%	0.65%	0.54%
Total expenses	1.69%	1.72%	1.71%	1.63%	1.61%
Portfolio turnover rate	38%	59%	84%	80%	75%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 31, 2021, Electronics Fund Investor Class returned 109.05%, compared with 66.61% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by semiconductors and semiconductor equipment.

NVIDIA Corp., QUALCOMM, Inc., and Broadcom, Inc. contributed the most to the Fund’s return for the period. National Asset Recovery Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	7.2%
Intel Corp.	6.3%
Broadcom, Inc.	5.3%
Texas Instruments, Inc.	5.3%
QUALCOMM, Inc.	4.8%
Applied Materials, Inc.	4.6%
Micron Technology, Inc.	3.8%
Advanced Micro Devices, Inc.	3.8%
Lam Research Corp.	3.8%
Analog Devices, Inc.	3.0%
Top Ten Total	47.9%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	109.05%	31.25%	18.01%
A-Class Shares	108.53%	30.94%	17.71%
A-Class Shares with sales charge‡	98.62%	29.67%	17.14%
C-Class Shares	106.98%	29.96%	16.81%
C-Class Shares with CDSC§	105.98%	29.96%	16.81%
H-Class Shares**	108.53%	30.91%	17.57%
S&P 500 Information Technology Index	66.61%	27.64%	20.50%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2021
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Semiconductors - 90.8%
NVIDIA Corp.	9,716	$5,187,664
Intel Corp.	70,290	4,498,560
Broadcom, Inc.	8,257	3,828,441
Texas Instruments, Inc.	20,257	3,828,370
QUALCOMM, Inc.	26,049	3,453,837
Applied Materials, Inc.	24,948	3,333,053
Micron Technology, Inc.*	31,069	2,740,596
Advanced Micro Devices, Inc.*	34,668	2,721,438
Lam Research Corp.	4,533	2,698,223
Analog Devices, Inc.	13,836	2,145,687
KLA Corp.	6,429	2,124,142
Taiwan Semiconductor Manufacturing Company Ltd. ADR	17,444	2,063,276
Microchip Technology, Inc.	11,981	1,859,691
Marvell Technology Group Ltd.	33,902	1,660,520
NXP Semiconductor N.V.	7,908	1,592,197
Skyworks Solutions, Inc.	8,553	1,569,304
Xilinx, Inc.	12,481	1,546,396
ASML Holding N.V. — Class G	2,294	1,416,224
Maxim Integrated Products, Inc.	15,360	1,403,443
Teradyne, Inc.	10,719	1,304,288
Qorvo, Inc.*	7,062	1,290,227
ON Semiconductor Corp.*	28,555	1,188,174
Monolithic Power Systems, Inc.	3,246	1,146,520
Entegris, Inc.	10,156	1,135,441
Cree, Inc.*	9,201	994,904
STMicroelectronics N.V. — Class Y1	25,895	992,555
MKS Instruments, Inc.	4,991	925,431
Inphi Corp.*	5,091	908,285
Lattice Semiconductor Corp.*	15,500	697,810
Silicon Laboratories, Inc.*	4,912	692,936
Brooks Automation, Inc.	8,294	677,205
Cirrus Logic, Inc.*	7,597	644,150
CMC Materials, Inc.	3,619	639,803
Power Integrations, Inc.	7,618	620,715
Synaptics, Inc.*	4,436	600,723
Semtech Corp.*	8,553	590,157
Ambarella, Inc.*	5,090	510,985
Total Semiconductors		65,231,371

Energy-Alternate Sources - 7.4%
Enphase Energy, Inc.*	8,209	1,331,171
SolarEdge Technologies, Inc.*	4,579	1,316,188
Canadian Solar, Inc.*,1	22,023	1,093,002
First Solar, Inc.*	10,284	897,793
SunPower Corp. — Class A*,1	20,761	694,455
Total Energy-Alternate Sources		5,332,609

Electrical Components & Equipment - 1.3%
Universal Display Corp.	4,007	948,737

Total Common Stocks
(Cost $43,014,250)		71,512,717

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$254,509	$254,509
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	115,712	115,712
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	105,605	105,605
Total Repurchase Agreements
(Cost $475,826)		475,826

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	1,476,009	1,476,009
Total Securities Lending Collateral
(Cost $1,476,009)		1,476,009

Total Investments - 102.2%
(Cost $44,966,085)		$73,464,552
Other Assets & Liabilities, net - (2.2)%		(1,614,519)
Total Net Assets - 100.0%		$71,850,033

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$71,512,717	$—	$—	$71,512,717
Repurchase Agreements	—	475,826	—	475,826
Securities Lending Collateral	1,476,009	—	—	1,476,009
Total Assets	$72,988,726	$475,826	$—	$73,464,552

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $1,494,033 of securities loaned (cost $44,490,259)	$72,988,726
Repurchase agreements, at value (cost $475,826)	475,826
Receivables:
Fund shares sold	73,209
Dividends	19,948
Securities lending income	124
Total assets	73,557,833

Liabilities:
Payable for:
Return of securities lending collateral	1,476,009
Fund shares redeemed	81,560
Management fees	49,070
Transfer agent and administrative fees	15,529
Portfolio accounting fees	5,773
Distribution and service fees	5,069
Trustees’ fees*	1,053
Miscellaneous	73,737
Total liabilities	1,707,800
Commitments and contingent liabilities (Note 10)	—
Net assets	$71,850,033

Net assets consist of:
Paid in capital	$44,386,546
Total distributable earnings (loss)	27,463,487
Net assets	$71,850,033

Investor Class:
Net assets	$55,323,881
Capital shares outstanding	196,338
Net asset value per share	$281.78

A-Class:
Net assets	$5,156,334
Capital shares outstanding	19,909
Net asset value per share	$259.00
Maximum offering price per share (Net asset value divided by 95.25%)	$271.92

C-Class:
Net assets	$2,987,267
Capital shares outstanding	13,242
Net asset value per share	$225.59

H-Class:
Net assets	$8,382,551
Capital shares outstanding	33,367
Net asset value per share	$251.22

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $2,110)	$540,966
Interest	129
Income from securities lending, net	765
Total investment income	541,860

Expenses:
Management fees	417,595
Distribution and service fees:
A-Class	9,149
C-Class	25,305
H-Class	11,740
Transfer agent and administrative fees	138,440
Portfolio accounting fees	49,138
Registration fees	45,145
Professional fees	25,912
Trustees’ fees*	11,706
Custodian fees	7,221
Line of credit fees	472
Miscellaneous	10,793
Total expenses	752,616
Net investment loss	(210,756)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,332,689
Net realized gain	10,332,689
Net change in unrealized appreciation (depreciation) on:
Investments	22,759,187
Net change in unrealized appreciation (depreciation)	22,759,187
Net realized and unrealized gain	33,091,876
Net increase in net assets resulting from operations	$32,881,120

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(210,756)	$(42,169)
Net realized gain on investments	10,332,689	1,148,578
Net change in unrealized appreciation (depreciation) on investments	22,759,187	(42,610)
Net increase in net assets resulting from operations	32,881,120	1,063,799

Distributions to shareholders:
Investor Class	(623,279)	(5,526)
A-Class	(93,075)	(535)
C-Class	(77,886)	(238)
H-Class	(152,305)	(767)
Total distributions to shareholders	(946,545)	(7,066)

Capital share transactions:
Proceeds from sale of shares
Investor Class	83,520,706	165,434,553
A-Class	1,981,697	9,059,406
C-Class	3,886,515	3,919,399
H-Class	12,738,105	45,691,721
Distributions reinvested
Investor Class	604,864	5,505
A-Class	92,127	231
C-Class	77,190	236
H-Class	152,296	766
Cost of shares redeemed
Investor Class	(92,624,886)	(145,938,377)
A-Class	(1,453,618)	(11,409,121)
C-Class	(4,323,708)	(3,756,574)
H-Class	(9,332,257)	(47,020,457)
Net increase (decrease) from capital share transactions	(4,680,969)	15,987,288
Net increase in net assets	27,253,606	17,044,021

Net assets:
Beginning of year	44,596,427	27,552,406
End of year	$71,850,033	$44,596,427

Capital share activity:
Shares sold
Investor Class	383,605	1,149,672
A-Class	10,825	68,041
C-Class	24,885	34,152
H-Class	57,798	378,999
Shares issued from reinvestment of distributions
Investor Class	2,448	35
A-Class	405	2
C-Class	389	2
H-Class	691	5
Shares redeemed
Investor Class	(470,379)	(1,016,632)
A-Class	(8,003)	(84,795)
C-Class	(27,240)	(31,651)
H-Class	(42,485)	(394,124)
Net increase (decrease) in shares	(67,061)	103,706

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$137.65	$126.31	$136.98	$110.00	$81.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.71)	— [b]	.27	(.11)	.15
Net gain (loss) on investments (realized and unrealized)	150.08	11.35	(.29)	27.15	28.62
Total from investment operations	149.37	11.35	(.02)	27.04	28.77
Less distributions from:
Net investment income	—	(.01)	—	(.06)	—
Net realized gains	(5.24)	—	(10.65)	—	—
Total distributions	(5.24)	(.01)	(10.65)	(.06)	—
Net asset value, end of period	$281.78	$137.65	$126.31	$136.98	$110.00

Total Return	109.05%	8.99%	1.35%	24.59%	35.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,324	$38,634	$18,642	$54,505	$51,722
Ratios to average net assets:
Net investment income (loss)	(0.33%)	— [d]	0.21%	(0.08%)	0.16%
Total expenses	1.44%	1.48%	1.46%	1.38%	1.38%
Portfolio turnover rate	163%	265%	521%	457%	643%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$127.06	$116.88	$127.98	$103.03	$76.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.15)	(.31)	(.03)	(.33)	(.18)
Net gain (loss) on investments (realized and unrealized)	138.33	10.50	(.42)	25.34	26.96
Total from investment operations	137.18	10.19	(.45)	25.01	26.78
Less distributions from:
Net investment income	—	(.01)	—	(.06)	—
Net realized gains	(5.24)	—	(10.65)	—	—
Total distributions	(5.24)	(.01)	(10.65)	(.06)	—
Net asset value, end of period	$259.00	$127.06	$116.88	$127.98	$103.03

Total Return[c]	108.53%	8.72%	1.10%	24.29%	35.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,156	$2,120	$3,908	$3,122	$4,408
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.23%)	(0.02%)	(0.29%)	(0.19%)
Total expenses	1.69%	1.73%	1.72%	1.63%	1.63%
Portfolio turnover rate	163%	265%	521%	457%	643%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$111.87	$103.69	$115.77	$93.90	$70.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.32)	(1.14)	(.91)	(1.14)	(.69)
Net gain (loss) on investments (realized and unrealized)	121.28	9.33	(.52)	23.07	24.57
Total from investment operations	118.96	8.19	(1.43)	21.93	23.88
Less distributions from:
Net investment income	—	(.01)	—	(.06)	—
Net realized gains	(5.24)	—	(10.65)	—	—
Total distributions	(5.24)	(.01)	(10.65)	(.06)	—
Net asset value, end of period	$225.59	$111.87	$103.69	$115.77	$93.90

Total Return[c]	106.98%	7.91%	0.34%	23.36%	34.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,987	$1,701	$1,317	$2,855	$2,556
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(0.96%)	(0.83%)	(1.07%)	(0.85%)
Total expenses	2.44%	2.48%	2.45%	2.38%	2.38%
Portfolio turnover rate	163%	265%	521%	457%	643%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$123.34	$113.47	$124.62	$100.33	$74.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.23)	(.30)	(.54)	(.41)	(.08)
Net gain (loss) on investments (realized and unrealized)	134.35	10.18	.04 [e]	24.76	26.09
Total from investment operations	133.12	9.88	(.50)	24.35	26.01
Less distributions from:
Net investment income	—	(.01)	—	(.06)	—
Net realized gains	(5.24)	—	(10.65)	—	—
Total distributions	(5.24)	(.01)	(10.65)	(.06)	—
Net asset value, end of period	$251.22	$123.34	$113.47	$124.62	$100.33

Total Return	108.53%	8.72%	1.08%	24.29%	34.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,383	$2,142	$3,686	$31,109	$23,134
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.22%)	(0.45%)	(0.36%)	(0.09%)
Total expenses	1.67%	1.73%	1.68%	1.63%	1.63%
Portfolio turnover rate	163%	265%	521%	457%	643%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than 0.01% or (0.01%).
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 31, 2021, Energy Fund Investor Class returned 91.43%, compared with 75.16% for the S&P 500 Energy Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by exploration & production, integrated oil & gas, and equipment & services.

Chevron Corp., Exxon Mobil Corp., and Marathon Petroleum Corp. contributed the most to the Fund’s return for the period. Chesapeake Energy Corp., Golar LNG Ltd., and Scorpio Tankers, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	8.3%
Chevron Corp.	7.8%
ConocoPhillips	4.6%
EOG Resources, Inc.	3.6%
Kinder Morgan, Inc.	3.4%
Schlumberger N.V.	3.4%
Phillips 66	3.3%
Marathon Petroleum Corp.	3.2%
Pioneer Natural Resources Co.	3.2%
Williams Companies, Inc.	3.0%
Top Ten Total	43.8%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	91.43%	(4.21%)	(6.95%)
A-Class Shares	90.89%	(4.45%)	(7.18%)
A-Class Shares with sales charge‡	81.85%	(5.37%)	(7.63%)
C-Class Shares	89.48%	(5.17%)	(7.88%)
C-Class Shares with CDSC§	88.48%	(5.17%)	(7.88%)
H-Class Shares**	90.87%	(4.49%)	(7.30%)
S&P 500 Energy Index	75.16%	(0.75%)	(1.55%)
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 31, 2021
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Oil & Gas - 71.5%
Exxon Mobil Corp.	33,891	$1,892,134
Chevron Corp.	16,888	1,769,693
ConocoPhillips	19,776	1,047,535
EOG Resources, Inc.	11,421	828,365
Phillips 66	9,101	742,095
Marathon Petroleum Corp.	13,780	737,092
Pioneer Natural Resources Co.	4,541	721,202
Valero Energy Corp.	9,238	661,441
Occidental Petroleum Corp.	23,223	618,196
Hess Corp.	8,384	593,252
Petroleo Brasileiro S.A. ADR	58,968	500,049
Devon Energy Corp.	21,535	470,540
Diamondback Energy, Inc.	6,093	447,775
BP plc ADR	16,360	398,366
Continental Resources, Inc.*	14,888	385,153
Cabot Oil & Gas Corp. — Class A	18,553	348,425
Cosan S.A. ADR	20,827	336,356
APA Corp.	17,393	311,335
Ovintiv, Inc.	12,871	306,587
Cimarex Energy Co.	5,151	305,918
Royal Dutch Shell plc — Class A ADR	7,675	300,937
HollyFrontier Corp.	8,338	298,334
Equities Corp.*	15,631	290,424
PDC Energy, Inc.*	6,785	233,404
CNX Resources Corp.*	15,484	227,615
Suncor Energy, Inc.	10,608	221,707
Matador Resources Co.	8,936	209,549
Helmerich & Payne, Inc.	7,411	199,800
Murphy Oil Corp.	11,718	192,292
Canadian Natural Resources Ltd.	5,895	181,979
SM Energy Co.	10,510	172,049
Equinor ASA ADR[1]	8,192	159,416
Delek US Holdings, Inc.	7,206	156,947
Total Oil & Gas		16,265,962

Pipelines - 15.3%
Kinder Morgan, Inc.	47,060	783,549
Williams Companies, Inc.	28,679	679,405
ONEOK, Inc.	11,927	604,222
Cheniere Energy, Inc.*	7,396	532,586
Targa Resources Corp.	10,433	331,248
Enbridge, Inc.	7,168	260,915
TC Energy Corp.	4,655	212,966
Pembina Pipeline Corp.	2,786	80,348
Total Pipelines		3,485,239

Oil & Gas Services - 10.5%
Schlumberger N.V.	28,122	764,637
Baker Hughes Co.	26,416	570,850
Halliburton Co.	24,852	533,324
NOV, Inc.*	19,869	272,603
ChampionX Corp.*	11,725	254,784
Total Oil & Gas Services		2,396,198

Energy-Alternate Sources - 0.9%
Renewable Energy Group, Inc.*	3,200	211,328

Retail - 0.8%
World Fuel Services Corp.	5,209	183,357

Mining - 0.5%
Cameco Corp.	6,391	106,155

Metal Fabricate & Hardware - 0.4%
Tenaris S.A. ADR	4,171	94,640

Total Common Stocks
(Cost $15,124,210)		22,742,879

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$101,160	101,160
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	45,993	45,993
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	41,975	41,975
Total Repurchase Agreements
(Cost $189,128)		189,128

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	17,740	17,740
Total Securities Lending Collateral
(Cost $17,740)		17,740

Total Investments - 100.8%
(Cost $15,331,078)		$22,949,747
Other Assets & Liabilities, net - (0.8)%		(191,835)
Total Net Assets - 100.0%		$22,757,912

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
ENERGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,742,879	$—	$—	$22,742,879
Repurchase Agreements	—	189,128	—	189,128
Securities Lending Collateral	17,740	—	—	17,740
Total Assets	$22,760,619	$189,128	$—	$22,949,747

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $17,261 of securities loaned (cost $15,141,950)	$22,760,619
Repurchase agreements, at value (cost $189,128)	189,128
Cash	4,347
Receivables:
Fund shares sold	28,689
Dividends	12,185
Securities lending income	32
Total assets	22,995,000

Liabilities:
Payable for:
Fund shares redeemed	123,021
Management fees	29,918
Return of securities lending collateral	17,740
Transfer agent and administrative fees	9,468
Registration fees	8,503
Portfolio accounting fees	3,520
Distribution and service fees	2,432
Trustees’ fees*	718
Miscellaneous	41,768
Total liabilities	237,088
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,757,912

Net assets consist of:
Paid in capital	$48,691,751
Total distributable earnings (loss)	(25,933,839)
Net assets	$22,757,912

Investor Class:
Net assets	$18,219,595
Capital shares outstanding	119,129
Net asset value per share	$152.94

A-Class:
Net assets	$2,214,082
Capital shares outstanding	15,634
Net asset value per share	$141.62
Maximum offering price per share (Net asset value divided by 95.25%)	$148.68

C-Class:
Net assets	$746,231
Capital shares outstanding	6,113
Net asset value per share	$122.07

H-Class:
Net assets	$1,578,004
Capital shares outstanding	11,517
Net asset value per share	$137.02

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $5,820)	$545,286
Interest	33
Income from securities lending, net	5,424
Total investment income	550,743

Expenses:
Management fees	137,069
Distribution and service fees:
A-Class	5,156
C-Class	6,309
H-Class	2,584
Transfer agent and administrative fees	44,852
Portfolio accounting fees	16,128
Professional fees	5,480
Trustees’ fees*	2,643
Custodian fees	2,251
Line of credit fees	80
Miscellaneous	21,368
Total expenses	243,920
Net investment income	306,823

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,453,340)
Net realized loss	(1,453,340)
Net change in unrealized appreciation (depreciation) on:
Investments	7,203,790
Net change in unrealized appreciation (depreciation)	7,203,790
Net realized and unrealized gain	5,750,450
Net increase in net assets resulting from operations	$6,057,273

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$306,823	$283,748
Net realized loss on investments	(1,453,340)	(9,339,262)
Net change in unrealized appreciation (depreciation) on investments	7,203,790	(1,785,606)
Net increase (decrease) in net assets resulting from operations	6,057,273	(10,841,120)

Distributions to shareholders:
Investor Class	(213,265)	(106,562)
A-Class	(38,158)	(19,401)
C-Class	(19,851)	(9,575)
H-Class	(20,784)	(13,058)
Total distributions to shareholders	(292,058)	(148,596)

Capital share transactions:
Proceeds from sale of shares
Investor Class	150,630,160	47,410,108
A-Class	8,452,916	1,055,200
C-Class	882,168	1,008,571
H-Class	6,045,215	36,112,670
Distributions reinvested
Investor Class	209,206	104,747
A-Class	36,489	18,695
C-Class	19,168	9,210
H-Class	20,784	12,847
Cost of shares redeemed
Investor Class	(141,096,481)	(51,362,661)
A-Class	(8,000,632)	(1,906,514)
C-Class	(964,963)	(1,541,437)
H-Class	(5,521,324)	(35,653,612)
Net increase (decrease) from capital share transactions	10,712,706	(4,732,176)
Net increase (decrease) in net assets	16,477,921	(15,721,892)

Net assets:
Beginning of year	6,279,991	22,001,883
End of year	$22,757,912	$6,279,991
CAPITAL SHARE ACTIVITY:*
Shares sold
Investor Class	1,183,818	348,926
A-Class	62,484	6,242
C-Class	9,451	7,317
H-Class	52,998	224,119
Shares issued from reinvestment of distributions
Investor Class	1,689	603
A-Class	318	116
C-Class	193	65
H-Class	187	82
Shares redeemed
Investor Class	(1,117,957)	(377,221)
A-Class	(60,130)	(11,099)
C-Class	(10,057)	(10,633)
H-Class	(50,445)	(219,893)
Net increase (decrease) in shares	72,549	(31,376)

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:3 reverse share split effective August 10, 2020 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021[c]	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$81.74	$204.01	$223.24	$236.20	$199.82
Income (loss) from investment operations:
Net investment income (loss)[a]	1.44	2.91	1.05	1.83	1.20
Net gain (loss) on investments (realized and unrealized)	72.59	(123.74)	(18.87)	(13.11)	36.74
Total from investment operations	74.03	(120.83)	(17.82)	(11.28)	37.94
Less distributions from:
Net investment income	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Total distributions	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Net asset value, end of period	$152.94	$81.74	$204.01	$223.24	$236.20

Total Return	91.43%	(59.61%)	(7.94%)	(4.78%)	18.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,220	$4,216	$16,172	$37,253	$24,284
Ratios to average net assets:
Net investment income (loss)	2.02%	1.65%	0.46%	0.82%	0.52%
Total expenses	1.42%	1.48%	1.46%	1.37%	1.37%
Portfolio turnover rate	939%	428%	525%	954%	996%

A-Class	Year Ended March 31, 2021[c]	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$76.01	$190.30	$208.85	$221.57	$188.00
Income (loss) from investment operations:
Net investment income (loss)[a]	1.00	2.46	.63	1.62	.69
Net gain (loss) on investments (realized and unrealized)	67.44	(115.31)	(17.77)	(12.66)	34.44
Total from investment operations	68.44	(112.85)	(17.14)	(11.04)	35.13
Less distributions from:
Net investment income	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Total distributions	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Net asset value, end of period	$141.62	$76.01	$190.30	$208.85	$221.57

Total Return[b]	90.89%	(59.69%)	(8.16%)	(4.99%)	18.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,214	$985	$3,369	$3,111	$4,980
Ratios to average net assets:
Net investment income (loss)	1.60%	1.50%	0.33%	0.78%	0.31%
Total expenses	1.68%	1.73%	1.71%	1.63%	1.62%
Portfolio turnover rate	939%	428%	525%	954%	996%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021[c]	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$66.27	$167.39	$185.28	$198.29	$169.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	1.08	(1.08)	(.03)	(.87)
Net gain (loss) on investments (realized and unrealized)	58.07	(100.76)	(15.40)	(11.30)	31.08
Total from investment operations	58.63	(99.68)	(16.48)	(11.33)	30.21
Less distributions from:
Net investment income	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Total distributions	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Net asset value, end of period	$122.07	$66.27	$167.39	$185.28	$198.29

Total Return[b]	89.48%	(60.01%)	(8.83%)	(5.73%)	17.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$746	$432	$1,637	$3,721	$4,331
Ratios to average net assets:
Net investment income (loss)	1.05%	0.76%	(0.56%)	(0.02%)	(0.45%)
Total expenses	2.44%	2.48%	2.45%	2.38%	2.37%
Portfolio turnover rate	939%	428%	525%	954%	996%

H-Class	Year Ended March 31, 2021[c]	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c,d]
Per Share Data
Net asset value, beginning of period	$73.61	$184.50	$202.54	$215.03	$182.69
Income (loss) from investment operations:
Net investment income (loss)[a]	1.06	1.92	1.20	2.97	.06
Net gain (loss) on investments (realized and unrealized)	65.18	(111.37)	(17.83)	(13.78)	33.84
Total from investment operations	66.24	(109.45)	(16.63)	(10.81)	33.90
Less distributions from:
Net investment income	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Total distributions	(2.83)	(1.44)	(1.41)	(1.68)	(1.56)
Net asset value, end of period	$137.02	$73.61	$184.50	$202.54	$215.03

Total Return	90.87%	(59.73%)	(8.16%)	(5.03%)	18.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,578	$646	$824	$1,480	$2,556
Ratios to average net assets:
Net investment income (loss)	1.60%	1.25%	0.54%	1.50%	0.03%
Total expenses	1.68%	1.72%	1.70%	1.63%	1.63%
Portfolio turnover rate	939%	428%	525%	954%	996%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 10, 2020 — See Note 9.
[d]	Reverse share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 31, 2021, Energy Services Fund Investor Class returned 127.06%, compared with 75.16% for the S&P 500 Energy Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by oil & gas equipment & services and oil & gas drilling.

Baker Hughes Co., Schlumberger N.V., and Halliburton Co. contributed the most to the Fund’s return for the period. Diamond Offshore Drilling, Inc., Transocean Ltd., and Helix Energy Solutions Group, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger N.V.	14.4%
Baker Hughes Co.	10.8%
Halliburton Co.	10.0%
NOV, Inc.	5.1%
ChampionX Corp.	4.8%
Cactus, Inc. — Class A	4.1%
Helmerich & Payne, Inc.	3.8%
TechnipFMC plc	3.8%
Liberty Oilfield Services, Inc. — Class A	3.7%
Archrock, Inc.	3.2%
Top Ten Total	63.7%

“Ten Largest Holdings” excludes any temporary cash investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	127.06%	(16.14%)	(15.30%)
A-Class Shares	126.39%	(16.35%)	(15.51%)
A-Class Shares with sales charge‡	115.83%	(17.16%)	(15.92%)
C-Class Shares	124.62%	(16.97%)	(16.14%)
C-Class Shares with CDSC§	123.62%	(16.97%)	(16.14%)
H-Class Shares**	126.23%	(16.35%)	(15.61%)
S&P 500 Energy Index	75.16%	(0.75%)	(1.55%)
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2021
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Oil & Gas Services - 78.8%
Schlumberger N.V.	34,690	$943,221
Baker Hughes Co.	32,585	704,162
Halliburton Co.	30,663	658,028
NOV, Inc.*	24,522	336,442
ChampionX Corp.*	14,467	314,368
TechnipFMC plc*	31,858	245,944
Liberty Oilfield Services, Inc. — Class A*	21,647	244,395
Archrock, Inc.	21,999	208,771
Dril-Quip, Inc.*	5,558	184,692
ProPetro Holding Corp.*	16,915	180,314
Oceaneering International, Inc.*	15,758	179,956
US Silica Holdings, Inc.*	13,367	164,280
DMC Global, Inc.*	2,929	158,928
Bristow Group, Inc.*	5,973	154,581
Core Laboratories N.V.	5,213	150,082
Solaris Oilfield Infrastructure, Inc. — Class A	9,853	120,896
Oil States International, Inc.*	17,038	102,739
Matrix Service Co.*	7,809	102,376
Total Oil & Gas Services		5,154,175

Oil & Gas - 8.8%
Helmerich & Payne, Inc.	9,141	246,441
Patterson-UTI Energy, Inc.	27,361	195,084
Nabors Industries Ltd.*,1	1,437	134,288
Total Oil & Gas		575,813

Transportation - 4.4%
SEACOR Holdings, Inc.*	3,983	162,307
Tidewater, Inc.*	9,996	125,250
Total Transportation		287,557

Machinery-Diversified - 4.1%
Cactus, Inc. — Class A	8,794	269,273

Metal Fabricate & Hardware - 3.1%
Tenaris S.A. ADR	8,904	202,032

Total Common Stocks
(Cost $3,727,147)		6,488,850

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$28,512	28,512
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	12,963	12,963
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	11,831	11,831
Total Repurchase Agreements
(Cost $53,306)		53,306

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	101,115	101,115
Total Securities Lending Collateral
(Cost $101,115)		101,115

Total Investments - 101.5%
(Cost $3,881,568)		$6,643,271
Other Assets & Liabilities, net - (1.5)%		(96,105)
Total Net Assets - 100.0%		$6,547,166

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,488,850	$—	$—	$6,488,850
Repurchase Agreements	—	53,306	—	53,306
Securities Lending Collateral	101,115	—	—	101,115
Total Assets	$6,589,965	$53,306	$—	$6,643,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $99,992 of securities loaned (cost $3,828,262)	$6,589,965
Repurchase agreements, at value (cost $53,306)	53,306
Receivables:
Fund shares sold	125,178
Dividends	3,798
Total assets	6,772,247

Liabilities:
Payable for:
Return of securities lending collateral	101,115
Fund shares redeemed	96,918
Management fees	8,236
Transfer agent and administrative fees	2,606
Distribution and service fees	1,317
Portfolio accounting fees	969
Trustees’ fees*	196
Miscellaneous	13,724
Total liabilities	225,081
Commitments and contingent liabilities (Note 10)	—
Net assets	$6,547,166

Net assets consist of:
Paid in capital	$42,332,719
Total distributable earnings (loss)	(35,785,553)
Net assets	$6,547,166

Investor Class:
Net assets	$4,702,925
Capital shares outstanding	27,795
Net asset value per share	$169.20

A-Class:
Net assets	$676,267
Capital shares outstanding	4,294
Net asset value per share	$157.49
Maximum offering price per share (Net asset value divided by 95.25%)	$165.34

C-Class:
Net assets	$478,840
Capital shares outstanding	3,486
Net asset value per share	$137.36

H-Class:
Net assets	$689,134
Capital shares outstanding	4,515
Net asset value per share	$152.63

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $34)	$107,845
Interest	13
Income from securities lending, net	615
Total investment income	108,473

Expenses:
Management fees	42,011
Distribution and service fees:
A-Class	1,216
C-Class	3,121
H-Class	2,512
Transfer agent and administrative fees	13,758
Portfolio accounting fees	4,943
Professional fees	2,003
Trustees’ fees*	861
Custodian fees	695
Line of credit fees	37
Miscellaneous	6,169
Total expenses	77,326
Net investment income	31,147

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,872,726)
Net realized loss	(2,872,726)
Net change in unrealized appreciation (depreciation) on:
Investments	4,839,953
Net change in unrealized appreciation (depreciation)	4,839,953
Net realized and unrealized gain	1,967,227
Net increase in net assets resulting from operations	$1,998,374

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,147	$84,822
Net realized loss on investments	(2,872,726)	(4,960,531)
Net change in unrealized appreciation (depreciation) on investments	4,839,953	(3,553,608)
Net increase (decrease) in net assets resulting from operations	1,998,374	(8,429,317)

Distributions to shareholders:
Investor Class	(58,239)	(5,823)
A-Class	(7,763)	(749)
C-Class	(5,500)	(806)
H-Class	(13,320)	(856)
Total distributions to shareholders	(84,822)	(8,234)

Capital share transactions:
Proceeds from sale of shares
Investor Class	30,897,142	46,095,104
A-Class	1,084,574	603,109
C-Class	749,587	778,132
H-Class	11,467,298	42,129,255
Distributions reinvested
Investor Class	57,067	5,544
A-Class	7,098	737
C-Class	5,499	805
H-Class	13,320	848
Cost of shares redeemed
Investor Class	(29,134,887)	(45,009,881)
A-Class	(973,357)	(691,018)
C-Class	(682,420)	(885,394)
H-Class	(11,270,764)	(47,122,584)
Net increase (decrease) from capital share transactions	2,220,157	(4,095,343)
Net increase (decrease) in net assets	4,133,709	(12,532,894)

Net assets:
Beginning of year	2,413,457	14,946,351
End of year	$6,547,166	$2,413,457
Capital share activity:*
Shares sold
Investor Class	241,060	206,211
A-Class	9,335	2,697
C-Class	7,226	4,369
H-Class	82,664	205,860
Shares issued from reinvestment of distributions
Investor Class	388	27
A-Class	52	4
C-Class	46	5
H-Class	100	5
Shares redeemed
Investor Class	(233,553)	(210,793)
A-Class	(7,803)	(3,133)
C-Class	(6,885)	(4,800)
H-Class	(85,965)	(223,182)
Net increase (decrease) in shares	6,665	(22,730)

*	Capital share activity for the year ended March 31, 2020 has been restated to reflect a 1:15 reverse share split effective August 10, 2020 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$75.50	$281.99	$378.02	$483.58	$426.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	2.40	.15	8.85 [d]	.15
Net gain (loss) on investments (realized and unrealized)	95.34	(208.59)	(92.88)	(110.66)	61.04
Total from investment operations	95.54	(206.19)	(92.73)	(101.81)	61.19
Less distributions from:
Net investment income	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Total distributions	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Net asset value, end of period	$169.20	$75.50	$281.99	$378.02	$483.58

Total Return	127.06%	(73.21%)	(24.43%)	(21.11%)	14.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,703	$1,502	$6,896	$8,181	$11,757
Ratios to average net assets:
Net investment income (loss)	0.82%	1.11%	0.06%	2.19%[e]	0.03%
Total expenses	1.42%	1.48%	1.46%	1.38%	1.38%
Portfolio turnover rate	770%	810%	1,453%	1,824%	1,830%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$70.51	$264.03	$355.19	$455.88	$402.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	1.95	1.80	9.00 [d]	(2.10)
Net gain (loss) on investments (realized and unrealized)	88.63	(195.17)	(89.66)	(105.94)	58.87
Total from investment operations	88.82	(193.22)	(87.86)	(96.94)	56.77
Less distributions from:
Net investment income	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Total distributions	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Net asset value, end of period	$157.49	$70.51	$264.03	$355.19	$455.88

Total Return[b]	126.39%	(73.26%)	(24.65%)	(21.31%)	14.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$676	$191	$829	$811	$1,295
Ratios to average net assets:
Net investment income (loss)	0.87%	0.94%	0.60%	2.37%[e]	(0.47%)
Total expenses	1.68%	1.73%	1.73%	1.63%	1.62%
Portfolio turnover rate	770%	810%	1,453%	1,824%	1,830%

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$62.08	$234.26	$317.99	$411.65	$366.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.30	(2.55)	5.70 [d]	(4.95)
Net gain (loss) on investments (realized and unrealized)	77.13	(172.18)	(77.88)	(95.61)	53.51
Total from investment operations	77.12	(171.88)	(80.43)	(89.91)	48.56
Less distributions from:
Net investment income	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Total distributions	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Net asset value, end of period	$137.36	$62.08	$234.26	$317.99	$411.65

Total Return[b]	124.62%	(73.46%)	25.17%	(21.89%)	13.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$479	$192	$826	$1,836	$3,258
Ratios to average net assets:
Net investment income (loss)	(0.03%)	0.20%	(0.84%)	1.66%[e]	(1.23%)
Total expenses	2.43%	2.48%	2.45%	2.38%	2.37%
Portfolio turnover rate	770%	810%	1,453%	1,824%	1,830%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$68.37	$255.45	$343.95	$442.11	$391.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	1.65	.45	2.85 [d]	(1.20)
Net gain (loss) on investments (realized and unrealized)	86.08	(188.43)	(85.65)	(97.26)	56.05
Total from investment operations	86.10	(186.78)	(85.20)	(94.41)	54.85
Less distributions from:
Net investment income	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Total distributions	(1.84)	(.30)	(3.30)	(3.75)	(3.75)
Net asset value, end of period	$152.63	$68.37	$255.45	$343.95	$442.11

Total Return	126.23%	(73.19%)	(24.67%)	(21.40%)	14.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$689	$528	$6,395	$15,754	$4,193
Ratios to average net assets:
Net investment income (loss)	0.11%	0.77%	0.15%	0.76%[e]	(0.29%)
Total expenses	1.68%	1.72%	1.70%	1.63%	1.62%
Portfolio turnover rate	770%	810%	1,453%	1,824%	1,830%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020 — See Note 9.
[d]

Net investments income per share includes $0.54, $0.50, $0.45, and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

[e]	Net investment income to average net assets includes 1.99% from Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 31, 2021, Financial Services Fund Investor Class returned 62.12%, compared with 67.50% for the S&P 500 Financials Index. The broader S&P 500 Index returned 56.35%.

Regional banks, asset management & custody banks, and diversified banks contributed the most to return. Life sciences tools & services was the only industry to detract from return.

JPMorgan Chase & Co., Morgan Stanley, and Bank of America Corp. contributed the most to the Fund’s return for the period. eHealth, Inc., Illumina, Inc., and RenaissanceRe Holdings Ltd. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.1%
JPMorgan Chase & Co.	2.7%
Bank of America Corp.	2.3%
Wells Fargo & Co.	1.6%
Citigroup, Inc.	1.6%
Morgan Stanley	1.5%
Charles Schwab Corp.	1.4%
BlackRock, Inc. — Class A	1.4%
American Tower Corp. — Class A	1.4%
American Express Co.	1.4%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	62.12%	11.95%	9.11%
A-Class Shares	61.74%	11.67%	8.83%
A-Class Shares with sales charge‡	54.06%	10.59%	8.30%
C-Class Shares	60.51%	10.84%	8.03%
C-Class Shares with CDSC§	59.51%	10.84%	8.03%
H-Class Shares**	61.72%	11.67%	8.72%
S&P 500 Financials Index	67.50%	15.67%	12.11%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 31, 2021
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITs - 29.0%
American Tower Corp. — Class A	2,258	$539,797
Prologis, Inc.	4,296	455,376
Crown Castle International Corp.	2,586	445,128
Equinix, Inc.	585	397,560
Public Storage	1,361	335,840
Digital Realty Trust, Inc.	2,351	331,115
Simon Property Group, Inc.	2,681	305,017
SBA Communications Corp.	1,026	284,766
Welltower, Inc.	3,851	275,847
Weyerhaeuser Co.	7,451	265,256
Equity Residential	3,604	258,155
AvalonBay Communities, Inc.	1,373	253,332
Realty Income Corp.	3,886	246,761
Alexandria Real Estate Equities, Inc.	1,438	236,263
Ventas, Inc.	4,175	222,695
Invitation Homes, Inc.	6,832	218,556
VICI Properties, Inc.	7,607	214,822
Extra Space Storage, Inc.	1,599	211,947
Healthpeak Properties, Inc.	6,547	207,802
Sun Communities, Inc.	1,381	207,205
Essex Property Trust, Inc.	761	206,870
Duke Realty Corp.	4,788	200,761
Boston Properties, Inc.	1,938	196,242
UDR, Inc.	4,112	180,352
WP Carey, Inc.	2,545	180,084
Medical Properties Trust, Inc.	8,341	177,496
Equity LifeStyle Properties, Inc.	2,693	171,383
Host Hotels & Resorts, Inc.*	10,010	168,668
American Homes 4 Rent — Class A	5,003	166,800
Camden Property Trust	1,499	164,755
Americold Realty Trust	4,123	158,612
Gaming and Leisure Properties, Inc.	3,732	158,349
Regency Centers Corp.	2,750	155,953
Lamar Advertising Co. — Class A	1,629	152,996
AGNC Investment Corp.	9,070	152,013
STORE Capital Corp.	4,515	151,253
VEREIT, Inc.	3,877	149,730
CyrusOne, Inc.	2,160	146,275
Omega Healthcare Investors, Inc.	3,988	146,080
Vornado Realty Trust	3,183	144,476
National Retail Properties, Inc.	3,204	141,200
Federal Realty Investment Trust	1,381	140,102
CubeSmart	3,658	138,382
Kilroy Realty Corp.	2,086	136,904
Rexford Industrial Realty, Inc.	2,574	129,730
Life Storage, Inc.	1,485	127,636
CoreSite Realty Corp.	1,040	124,644
American Campus Communities, Inc.	2,850	123,035
First Industrial Realty Trust, Inc.	2,684	122,900
Healthcare Trust of America, Inc. — Class A	4,447	122,648
Brixmor Property Group, Inc.	6,043	122,250
EastGroup Properties, Inc.	840	120,355
Douglas Emmett, Inc.	3,624	113,794
SL Green Realty Corp.	1,547	108,275
Agree Realty Corp.	1,543	103,859
Healthcare Realty Trust, Inc.	3,415	103,543
QTS Realty Trust, Inc. — Class A	1,640	101,746
Hudson Pacific Properties, Inc.	3,706	100,544
Total REITs		11,423,935

Banks - 24.3%
JPMorgan Chase & Co.	7,027	1,069,720
Bank of America Corp.	23,768	919,584
Wells Fargo & Co.	16,075	628,050
Citigroup, Inc.	8,488	617,502
Morgan Stanley	7,554	586,644
Goldman Sachs Group, Inc.	1,621	530,067
U.S. Bancorp	8,247	456,142
Truist Financial Corp.	7,599	443,174
PNC Financial Services Group, Inc.	2,455	430,632
Bank of New York Mellon Corp.	6,919	327,199
State Street Corp.	3,233	271,604
First Republic Bank	1,621	270,302
Fifth Third Bancorp	6,819	255,371
SVB Financial Group*	486	239,919
Northern Trust Corp.	2,255	237,023
M&T Bank Corp.	1,458	221,047
Regions Financial Corp.	10,685	220,752
KeyCorp	10,916	218,102
Citizens Financial Group, Inc.	4,890	215,893
ICICI Bank Ltd. ADR*	12,565	201,417
Huntington Bancshares, Inc.	12,623	198,434
HDFC Bank Ltd. ADR*	2,501	194,303
Signature Bank	793	179,297
Toronto-Dominion Bank	2,692	175,545
HSBC Holdings plc ADR	5,712	166,448
First Horizon Corp.	8,968	151,649
Zions Bancorp North America	2,708	148,832
Total Banks		9,574,652

Insurance - 22.9%
Berkshire Hathaway, Inc. — Class B*	4,825	1,232,643
Marsh & McLennan Companies, Inc.	3,295	401,331
Willis Towers Watson plc	1,707	390,698
Progressive Corp.	4,072	389,324
Aon plc — Class A	1,603	368,866
MetLife, Inc.	6,039	367,111
Chubb Ltd.	2,263	357,486
American International Group, Inc.	6,791	313,812
Travelers Companies, Inc.	2,018	303,507
Prudential Financial, Inc.	3,292	299,901
Aflac, Inc.	5,824	298,072
Allstate Corp.	2,573	295,638
Arthur J Gallagher & Co.	1,973	246,171
Hartford Financial Services Group, Inc.	3,655	244,118
Arch Capital Group Ltd.*	5,517	211,687
Principal Financial Group, Inc.	3,385	202,965
Cincinnati Financial Corp.	1,944	200,407
Everest Re Group Ltd.	800	198,248
Markel Corp.*	170	193,735

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
FINANCIAL SERVICES FUND

	Shares	Value
Equitable Holdings, Inc.	5,848	$190,762
Athene Holding Ltd. — Class A*	3,731	188,042
Loews Corp.	3,592	184,198
Brown & Brown, Inc.	3,964	181,194
RenaissanceRe Holdings Ltd.	1,120	179,480
Fidelity National Financial, Inc.	4,262	173,293
Lincoln National Corp.	2,743	170,807
Globe Life, Inc.	1,720	166,204
American Financial Group, Inc.	1,363	155,518
Reinsurance Group of America, Inc. — Class A	1,173	147,857
Assurant, Inc.	1,021	144,747
Voya Financial, Inc.	2,219	141,217
First American Financial Corp.	2,284	129,389
Unum Group	4,271	118,862
Lemonade, Inc.*,1	1,275	118,741
MGIC Investment Corp.	8,105	112,254
Total Insurance		9,018,285

Diversified Financial Services - 15.5%
Charles Schwab Corp.	8,533	556,181
BlackRock, Inc. — Class A	726	547,375
American Express Co.	3,797	537,048
CME Group, Inc. — Class A	2,113	431,538
Intercontinental Exchange, Inc.	3,581	399,926
Capital One Financial Corp.	3,021	384,362
Rocket Companies, Inc. — Class A1	14,813	342,032
T. Rowe Price Group, Inc.	1,838	315,401
Discover Financial Services	2,861	271,766
Nasdaq, Inc.	1,704	251,272
Synchrony Financial	6,009	244,326
Ameriprise Financial, Inc.	1,027	238,726
Apollo Global Management, Inc.	4,849	227,951
Tradeweb Markets, Inc. — Class A	2,842	210,308
Ally Financial, Inc.	4,592	207,604
Franklin Resources, Inc.	6,616	195,834
Invesco Ltd.	6,827	172,177
LPL Financial Holdings, Inc.	1,192	169,455
Cboe Global Markets, Inc.	1,630	160,865
SLM Corp.	7,387	132,744
Credit Acceptance Corp.*,1	337	121,397
Total Diversified Financial Services		6,118,288

Commercial Services - 2.7%
S&P Global, Inc.	1,334	470,729
Moody’s Corp.	1,291	385,505
MarketAxess Holdings, Inc.	436	217,093
Total Commercial Services		1,073,327

Private Equity - 2.5%
Blackstone Group, Inc. — Class A	6,479	482,880
KKR & Company, Inc. — Class A	6,805	332,424
Brookfield Asset Management, Inc. — Class A	4,143	184,364
Total Private Equity		999,668

Biotechnology - 1.0%
Illumina, Inc.*	950	364,857

Software - 0.8%
MSCI, Inc. — Class A	721	302,301

Media - 0.4%
FactSet Research Systems, Inc.	556	171,576

Savings & Loans - 0.4%
People’s United Financial, Inc.	7,753	138,779

Total Common Stocks
(Cost $32,047,775)		39,185,668

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$204,704	204,704
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	93,068	93,068
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	84,940	84,940
Total Repurchase Agreements
(Cost $382,712)		382,712

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	442,611	442,611
Total Securities Lending Collateral
(Cost $442,611)		442,611

Total Investments - 101.6%
(Cost $32,873,098)		$40,010,991
Other Assets & Liabilities, net - (1.6)%		(617,422)
Total Net Assets - 100.0%		$39,393,569

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$39,185,668	$—	$—	$39,185,668
Repurchase Agreements	—	382,712	—	382,712
Securities Lending Collateral	442,611	—	—	442,611
Total Assets	$39,628,279	$382,712	$—	$40,010,991

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $430,876 of securities loaned (cost $32,490,386)	$39,628,279
Repurchase agreements, at value (cost $382,712)	382,712
Cash	1,664
Receivables:
Fund shares sold	209,418
Dividends	65,878
Foreign tax reclaims	299
Securities lending income	48
Total assets	40,288,298

Liabilities:
Payable for:
Return of securities lending collateral	442,611
Securities purchased	360,173
Fund shares redeemed	27,175
Management fees	22,127
Transfer agent and administrative fees	7,002
Portfolio accounting fees	2,603
Distribution and service fees	1,703
Trustees’ fees*	441
Miscellaneous	30,894
Total liabilities	894,729
Commitments and contingent liabilities (Note 10)	—
Net assets	$39,393,569

Net assets consist of:
Paid in capital	$33,617,543
Total distributable earnings (loss)	5,776,026
Net assets	$39,393,569

Investor Class:
Net assets	$32,328,127
Capital shares outstanding	363,880
Net asset value per share	$88.84

A-Class:
Net assets	$2,779,813
Capital shares outstanding	33,635
Net asset value per share	$82.65
Maximum offering price per share (Net asset value divided by 95.25%)	$86.77

C-Class:
Net assets	$1,035,623
Capital shares outstanding	14,471
Net asset value per share	$71.57

H-Class:
Net assets	$3,250,006
Capital shares outstanding	40,574
Net asset value per share	$80.10

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $841)	$437,416
Interest	70
Income from securities lending, net	550
Total investment income	438,036

Expenses:
Management fees	144,253
Distribution and service fees:
A-Class	17,396
C-Class	6,520
H-Class	1,219
Transfer agent and administrative fees	47,427
Portfolio accounting fees	16,974
Professional fees	5,943
Trustees’ fees*	3,307
Custodian fees	2,609
Line of credit fees	24
Miscellaneous	22,425
Total expenses	268,097
Net investment income	169,939

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,848
Net realized gain	19,848
Net change in unrealized appreciation (depreciation) on:
Investments	6,560,465
Net change in unrealized appreciation (depreciation)	6,560,465
Net realized and unrealized gain	6,580,313
Net increase in net assets resulting from operations	$6,750,252

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$169,939	$224,910
Net realized gain (loss) on investments	19,848	967,033
Net change in unrealized appreciation (depreciation) on investments	6,560,465	(3,396,384)
Net increase (decrease) in net assets resulting from operations	6,750,252	(2,204,441)

Distributions to shareholders:
Investor Class	—	(64,630)
A-Class	—	(36,597)
C-Class	—	(5,315)
H-Class	—	(8,748)
Total distributions to shareholders	—	(115,290)

Capital share transactions:
Proceeds from sale of shares
Investor Class	62,886,989	49,827,414
A-Class	1,669,156	4,186,426
C-Class	1,791,284	1,741,582
H-Class	3,147,059	18,267,949
Distributions reinvested
Investor Class	—	63,368
A-Class	—	36,296
C-Class	—	5,268
H-Class	—	8,748
Cost of shares redeemed
Investor Class	(36,775,287)	(51,288,443)
A-Class	(7,580,564)	(4,716,834)
C-Class	(1,699,737)	(1,914,065)
H-Class	(757,798)	(19,106,628)
Net increase (decrease) from capital share transactions	22,681,102	(2,888,919)
Net increase (decrease) in net assets	29,431,354	(5,208,650)

Net assets:
Beginning of year	9,962,215	15,170,865
End of year	$39,393,569	$9,962,215

Capital share activity:
Shares sold
Investor Class	841,230	673,773
A-Class	27,662	61,997
C-Class	30,564	28,914
H-Class	40,856	274,440
Shares issued from reinvestment of distributions
Investor Class	—	821
A-Class	—	504
C-Class	—	84
H-Class	—	125
Shares redeemed
Investor Class	(531,516)	(692,918)
A-Class	(106,444)	(68,450)
C-Class	(30,403)	(32,121)
H-Class	(12,616)	(288,019)
Net increase (decrease) in shares	259,333	(40,850)

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$54.80	$68.68	$72.17	$65.14	$53.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.88	.83	.53	.61	.55
Net gain (loss) on investments (realized and unrealized)	33.16	(14.39)	(.86)[e]	6.79	11.14
Total from investment operations	34.04	(13.56)	(.33)	7.40	11.69
Less distributions from:
Net investment income	—	(.32)	(.89)	(.37)	(.45)
Net realized gains	—	—	(2.27)	—	—
Total distributions	—	(.32)	(3.16)	(.37)	(.45)
Net asset value, end of period	$88.84	$54.80	$68.68	$72.17	$65.14

Total Return	62.12%	(19.88%)	(0.14%)	11.37%	21.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,328	$2,968	$4,978	$25,183	$39,214
Ratios to average net assets:
Net investment income (loss)	1.19%	1.12%	0.74%	0.89%	0.90%
Total expenses	1.41%	1.48%	1.45%	1.38%	1.38%
Portfolio turnover rate	246%	249%	410%	347%	389%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$51.10	$64.22	$67.88	$61.44	$51.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.54	.37	.53	.41
Net gain (loss) on investments (realized and unrealized)	31.00	(13.34)	(.87)[e]	6.28	10.48
Total from investment operations	31.55	(12.80)	(.50)	6.81	10.89
Less distributions from:
Net investment income	—	(.32)	(.89)	(.37)	(.45)
Net realized gains	—	—	(2.27)	—	—
Total distributions	—	(.32)	(3.16)	(.37)	(.45)
Net asset value, end of period	$82.65	$51.10	$64.22	$67.88	$61.44

Total Return[b]	61.74%	(20.07%)	(0.41%)	11.08%	21.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,780	$5,745	$7,602	$8,293	$1,834
Ratios to average net assets:
Net investment income (loss)	0.86%	0.78%	0.55%	0.81%	0.73%
Total expenses	1.70%	1.72%	1.71%	1.63%	1.62%
Portfolio turnover rate	246%	249%	410%	347%	389%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$44.59	$56.49	$60.56	$55.26	$46.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.01	(.16)	— [d]	(.07)
Net gain (loss) on investments (realized and unrealized)	27.01	(11.59)	(.75)[e]	5.67	9.54
Total from investment operations	26.98	(11.58)	(.91)	5.67	9.47
Less distributions from:
Net investment income	—	(.32)	(.89)	(.37)	(.45)
Net realized gains	—	—	(2.27)	—	—
Total distributions	—	(.32)	(3.16)	(.37)	(.45)
Net asset value, end of period	$71.57	$44.59	$56.49	$60.56	$55.26

Total Return[b]	60.51%	(20.66%)	(1.15%)	10.27%	20.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,036	$638	$985	$2,218	$2,270
Ratios to average net assets:
Net investment income (loss)	(0.06%)	0.02%	(0.27%)	— [f]	(0.13%)
Total expenses	2.43%	2.47%	2.46%	2.38%	2.37%
Portfolio turnover rate	246%	249%	410%	347%	389%

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$49.53	$62.26	$65.93	$59.67	$49.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.54	.03	.46	.33
Net gain (loss) on investments (realized and unrealized)	29.89	(12.95)	(.54)[e]	6.17	10.26
Total from investment operations	30.57	(12.41)	(.51)	6.63	10.59
Less distributions from:
Net investment income	—	(.32)	(.89)	(.37)	(.45)
Net realized gains	—	—	(2.27)	—	—
Total distributions	—	(.32)	(3.16)	(.37)	(.45)
Net asset value, end of period	$80.10	$49.53	$62.26	$65.93	$59.67

Total Return	61.72%	(20.08%)	(0.42%)	11.11%	21.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,250	$611	$1,606	$3,014	$18,259
Ratios to average net assets:
Net investment income (loss)	1.07%	0.81%	0.05%	0.72%	0.58%
Total expenses	1.69%	1.72%	1.73%	1.63%	1.63%
Portfolio turnover rate	246%	249%	410%	347%	389%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016.
[d]	Less than $0.01 per share.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 31, 2021, Health Care Fund Investor Class returned 41.24%, compared with 34.04% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by health care equipment, biotechnology, and pharmaceuticals.

UnitedHealth Group, Inc., Immunomedics, Inc., and Thermo Fisher Scientific, Inc. contributed the most to the Fund’s return for the period. Biogen, Inc., Amarin Corp. plc ADR, and Quidel Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.3%
UnitedHealth Group, Inc.	3.0%
Abbott Laboratories	2.3%
Pfizer, Inc.	2.2%
AbbVie, Inc.	2.2%
Merck & Company, Inc.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
Eli Lilly & Co.	2.1%
Danaher Corp.	2.0%
Amgen, Inc.	1.9%
Top Ten Total	23.3%

“Ten Largest Holdings” excludes any temporary cash investments.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	41.24%	13.46%	13.66%
A-Class Shares	40.87%	13.16%	13.37%
A-Class Shares with sales charge‡	34.19%	12.06%	12.82%
C-Class Shares	39.82%	12.33%	12.53%
C-Class Shares with CDSC§	38.82%	12.33%	12.53%
H-Class Shares**	40.93%	13.17%	13.27%
S&P 500 Health Care Index	34.04%	13.61%	15.61%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 20, 215, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	March 31, 2021
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Pharmaceuticals - 31.7%
Johnson & Johnson	6,311	$1,037,213
Pfizer, Inc.	19,457	704,927
AbbVie, Inc.	6,428	695,638
Merck & Company, Inc.	8,913	687,103
Eli Lilly & Co.	3,560	665,079
Bristol-Myers Squibb Co.	9,339	589,571
CVS Health Corp.	6,533	491,478
Cigna Corp.	1,871	452,296
Canopy Growth Corp.*	13,861	443,968
Zoetis, Inc.	2,754	433,700
Becton Dickinson and Co.	1,720	418,218
DexCom, Inc.*	831	298,653
AstraZeneca plc ADR[1]	5,708	283,802
McKesson Corp.	1,439	280,663
AmerisourceBergen Corp. — Class A	2,075	244,995
Cardinal Health, Inc.	3,890	236,318
Horizon Therapeutics plc*	2,482	228,443
Viatris, Inc.*	14,171	197,969
Novartis AG ADR	2,288	195,578
Jazz Pharmaceuticals plc*	1,185	194,778
GlaxoSmithKline plc ADR	5,428	193,725
Teva Pharmaceutical Industries Ltd. ADR*	15,690	181,063
Perrigo Company plc	4,322	174,911
Elanco Animal Health, Inc.*	5,833	171,782
Henry Schein, Inc.*	2,260	156,482
Neurocrine Biosciences, Inc.*	1,596	155,211
Sarepta Therapeutics, Inc.*	1,525	113,658
Total Pharmaceuticals		9,927,222

Healthcare-Products - 30.1%
Abbott Laboratories	6,036	723,354
Thermo Fisher Scientific, Inc.	1,463	667,684
Danaher Corp.	2,834	637,877
Medtronic plc	4,841	571,867
Stryker Corp.	1,992	485,211
Intuitive Surgical, Inc.*	646	477,355
Boston Scientific Corp.*	9,494	366,943
Edwards Lifesciences Corp.*	4,387	366,929
Align Technology, Inc.*	615	333,041
Baxter International, Inc.	3,914	330,107
IDEXX Laboratories, Inc.*	652	319,030
Zimmer Biomet Holdings, Inc.	1,788	286,223
ResMed, Inc.	1,380	267,747
West Pharmaceutical Services, Inc.	819	230,778
10X Genomics, Inc. — Class A*	1,247	225,707
Hologic, Inc.*	2,973	221,132
Insulet Corp.*	800	208,736
Avantor, Inc.*	7,077	204,737
STERIS plc	1,060	201,909
Varian Medical Systems, Inc.*	1,124	198,420
Novocure Ltd.*	1,476	195,098
ABIOMED, Inc.*	612	195,063
PerkinElmer, Inc.	1,466	188,073
Dentsply Sirona, Inc.	2,902	185,177
Masimo Corp.*	779	178,905
QIAGEN N.V.*	3,498	170,318
Repligen Corp.*	816	158,638
Penumbra, Inc.*	562	152,066
Hill-Rom Holdings, Inc.	1,216	134,344
Tandem Diabetes Care, Inc.*	1,343	118,520
Haemonetics Corp.*	1,040	115,450
Quidel Corp.*	870	111,299
Nevro Corp.*	766	106,857
iRhythm Technologies, Inc.*	735	102,062
Total Healthcare-Products		9,436,657

Biotechnology - 18.9%
Amgen, Inc.	2,389	594,407
Gilead Sciences, Inc.	6,901	446,012
Vertex Pharmaceuticals, Inc.*	1,723	370,255
Illumina, Inc.*	933	358,328
Regeneron Pharmaceuticals, Inc.*	741	350,597
Moderna, Inc.*	2,621	343,220
Biogen, Inc.*	1,182	330,665
Alexion Pharmaceuticals, Inc.*	1,877	287,012
Seagen, Inc.*	1,741	241,755
Exact Sciences Corp.*	1,788	235,623
CRISPR Therapeutics AG*	1,834	223,473
Incyte Corp.*	2,612	212,277
BioNTech SE ADR*,1	1,942	212,047
Alnylam Pharmaceuticals, Inc.*	1,423	200,913
Guardant Health, Inc.*	1,315	200,735
BioMarin Pharmaceutical, Inc.*	2,390	180,469
Novavax, Inc.*	904	163,904
Mirati Therapeutics, Inc.*	834	142,864
United Therapeutics Corp.*	797	133,314
Exelixis, Inc.*	5,759	130,096
Pacific Biosciences of California, Inc.*	3,838	127,844
Arrowhead Pharmaceuticals, Inc.*	1,927	127,779
Twist Bioscience Corp.*	972	120,392
Emergent BioSolutions, Inc.*	1,213	112,700
Inovio Pharmaceuticals, Inc.*,1	7,157	66,417
Total Biotechnology		5,913,098

Healthcare-Services - 14.9%
UnitedHealth Group, Inc.	2,516	936,128
Anthem, Inc.	1,300	466,635
HCA Healthcare, Inc.	2,100	395,514
Humana, Inc.	873	366,005
IQVIA Holdings, Inc.*	1,581	305,354
Centene Corp.*	4,708	300,888
Teladoc Health, Inc.*	1,411	256,449
Laboratory Corporation of America Holdings*	998	254,520
Catalent, Inc.*	1,995	210,094
Quest Diagnostics, Inc.	1,618	207,654
Charles River Laboratories International, Inc.*	652	188,969
Molina Healthcare, Inc.*	785	183,502
DaVita, Inc.*	1,559	168,014
Universal Health Services, Inc. — Class B	1,213	161,802

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
HEALTH CARE FUND

	Shares	Value
Encompass Health Corp.	1,729	$141,605
Invitae Corp.*,1	3,464	132,360
Total Healthcare-Services		4,675,493

Electronics - 2.5%
Agilent Technologies, Inc.	2,454	312,001
Mettler-Toledo International, Inc.*	232	268,120
Waters Corp.*	751	213,412
Total Electronics		793,533

Software - 1.8%
Veeva Systems, Inc. — Class A*	1,207	315,317
Cerner Corp.	3,217	231,238
Total Software		546,555

Total Common Stocks
(Cost $20,839,241)		31,292,558

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$93,260	93,260
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	42,400	42,400
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	38,697	38,697
Total Repurchase Agreements
(Cost $174,357)		174,357

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	504,567	504,567
Total Securities Lending Collateral
(Cost $504,567)		504,567

Total Investments - 102.1%
(Cost $21,518,165)		$31,971,482
Other Assets & Liabilities, net - (2.1)%		(659,555)
Total Net Assets - 100.0%		$31,311,927

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,292,558	$—	$—	$31,292,558
Repurchase Agreements	—	174,357	—	174,357
Securities Lending Collateral	504,567	—	—	504,567
Total Assets	$31,797,125	$174,357	$—	$31,971,482

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $508,604 of securities loaned (cost $21,343,808)	$31,797,125
Repurchase agreements, at value (cost $174,357)	174,357
Receivables:
Dividends	24,370
Fund shares sold	6,797
Foreign tax reclaims	5,454
Securities lending income	130
Total assets	32,008,233

Liabilities:
Payable for:
Return of securities lending collateral	504,567
Fund shares redeemed	118,474
Management fees	23,217
Transfer agent and administrative fees	7,348
Distribution and service fees	4,253
Portfolio accounting fees	2,731
Trustees’ fees*	503
Miscellaneous	35,213
Total liabilities	696,306
Commitments and contingent liabilities (Note 10)	—
Net assets	$31,311,927

Net assets consist of:
Paid in capital	$21,282,996
Total distributable earnings (loss)	10,028,931
Net assets	$31,311,927

Investor Class:
Net assets	$20,830,604
Capital shares outstanding	530,815
Net asset value per share	$39.24

A-Class:
Net assets	$5,574,982
Capital shares outstanding	159,310
Net asset value per share	$34.99
Maximum offering price per share (Net asset value divided by 95.25%)	$36.73

C-Class:
Net assets	$3,146,635
Capital shares outstanding	108,675
Net asset value per share	$28.95

H-Class:
Net assets	$1,759,706
Capital shares outstanding	52,421
Net asset value per share	$33.57

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $20,015)	$550,336
Interest	149
Income from securities lending, net	22,156
Total investment income	572,641

Expenses:
Management fees	460,871
Distribution and service fees:
A-Class	12,666
C-Class	33,056
H-Class	14,114
Transfer agent and administrative fees	152,520
Portfolio accounting fees	54,233
Registration fees	53,423
Professional fees	28,391
Trustees’ fees*	11,571
Custodian fees	8,133
Miscellaneous	25,924
Total expenses	854,902
Net investment loss	(282,261)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,084,375
Net realized gain	15,084,375
Net change in unrealized appreciation (depreciation) on:
Investments	7,068,877
Net change in unrealized appreciation (depreciation)	7,068,877
Net realized and unrealized gain	22,153,252
Net increase in net assets resulting from operations	$21,870,991

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(282,261)	$(134,017)
Net realized gain on investments	15,084,375	10,948,048
Net change in unrealized appreciation (depreciation) on investments	7,068,877	(14,177,522)
Net increase (decrease) in net assets resulting from operations	21,870,991	(3,363,491)

Distributions to shareholders:
Investor Class	(2,418,155)	—
A-Class	(491,504)	—
C-Class	(364,380)	—
H-Class	(176,167)	—
Total distributions to shareholders	(3,450,206)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	115,717,597	117,439,229
A-Class	1,911,924	8,301,767
C-Class	2,607,889	2,538,334
H-Class	23,504,676	12,331,415
Distributions reinvested
Investor Class	2,326,814	—
A-Class	479,893	—
C-Class	360,081	—
H-Class	175,978	—
Cost of shares redeemed
Investor Class	(122,447,090)	(166,245,050)
A-Class	(1,528,377)	(9,724,774)
C-Class	(3,342,165)	(3,855,410)
H-Class	(26,736,481)	(18,823,192)
Net decrease from capital share transactions	(6,969,261)	(58,037,681)
Net increase (decrease) in net assets	11,451,524	(61,401,172)

Net assets:
Beginning of year	19,860,403	81,261,575
End of year	$31,311,927	$19,860,403

Capital share activity:
Shares sold
Investor Class	3,315,058	3,523,340
A-Class	58,179	285,931
C-Class	93,160	101,419
H-Class	859,426	409,835
Shares issued from reinvestment of distributions
Investor Class	61,589	—
A-Class	14,232	—
C-Class	12,878	—
H-Class	5,440	—
Shares redeemed
Investor Class	(3,255,748)	(5,117,046)
A-Class	(45,053)	(321,745)
C-Class	(119,131)	(154,580)
H-Class	(851,233)	(653,035)
Net increase (decrease) in shares	148,797	(1,925,881)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$30.27	$32.03	$28.88	$27.82	$28.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.06)	(.13)	(.13)	(.10)
Net gain (loss) on investments (realized and unrealized)	12.50	(1.70)	3.78	3.82	2.79
Total from investment operations	12.35	(1.76)	3.65	3.69	2.69
Less distributions from:
Net realized gains	(3.38)	—	(.50)	(2.63)	(3.52)
Total distributions	(3.38)	—	(.50)	(2.63)	(3.52)
Net asset value, end of period	$39.24	$30.27	$32.03	$28.88	$27.82

Total Return	41.24%	(5.49%)	12.75%	13.38%	10.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,831	$12,408	$64,185	$67,542	$36,468
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.19%)	(0.42%)	(0.43%)	(0.36%)
Total expenses	1.46%	1.47%	1.46%	1.38%	1.37%
Portfolio turnover rate	256%	248%	341%	394%	699%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$27.33	$29.00	$26.26	$25.56	$26.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.12)	(.19)	(.19)	(.17)
Net gain (loss) on investments (realized and unrealized)	11.25	(1.55)	3.43	3.52	2.57
Total from investment operations	11.04	(1.67)	3.24	3.33	2.40
Less distributions from:
Net realized gains	(3.38)	—	(.50)	(2.63)	(3.52)
Total distributions	(3.38)	—	(.50)	(2.63)	(3.52)
Net asset value, end of period	$34.99	$27.33	$29.00	$26.26	$25.56

Total Return[b]	40.87%	(5.76%)	12.46%	13.14%	9.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,575	$3,606	$4,865	$3,102	$4,626
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(0.43%)	(0.68%)	(0.69%)	(0.62%)
Total expenses	1.69%	1.73%	1.72%	1.63%	1.62%
Portfolio turnover rate	256%	248%	341%	394%	699%

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$23.21	$24.81	$22.69	$22.58	$24.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.30)	(.35)	(.34)	(.33)
Net gain (loss) on investments (realized and unrealized)	9.52	(1.30)	2.97	3.08	2.30
Total from investment operations	9.12	(1.60)	2.62	2.74	1.97
Less distributions from:
Net realized gains	(3.38)	—	(.50)	(2.63)	(3.52)
Total distributions	(3.38)	—	(.50)	(2.63)	(3.52)
Net asset value, end of period	$28.95	$23.21	$24.81	$22.69	$22.58

Total Return[b]	39.82%	(6.45%)	11.68%	12.24%	9.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,147	$2,826	$4,340	$4,940	$4,959
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.20%)	(1.42%)	(1.42%)	(1.37%)
Total expenses	2.45%	2.48%	2.46%	2.38%	2.37%
Portfolio turnover rate	256%	248%	341%	394%	699%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$26.31	$27.91	$25.29	$24.72	$25.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.13)	(.18)	(.21)	(.16)
Net gain (loss) on investments (realized and unrealized)	10.85	(1.47)	3.30	3.41	2.49
Total from investment operations	10.64	(1.60)	3.12	3.20	2.33
Less distributions from:
Net realized gains	(3.38)	—	(.50)	(2.63)	(3.52)
Total distributions	(3.38)	—	(.50)	(2.63)	(3.52)
Net asset value, end of period	$33.57	$26.31	$27.91	$25.29	$24.72

Total Return	40.93%	(5.73%)	12.46%	13.06%	9.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,760	$1,021	$7,871	$5,225	$4,809
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.45%)	(0.66%)	(0.77%)	(0.62%)
Total expenses	1.76%	1.72%	1.73%	1.64%	1.62%
Portfolio turnover rate	256%	248%	341%	394%	699%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the one-year period ended March 31, 2021, Internet Fund Investor Class returned 85.87%, compared with 66.61% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 56.35%.

Internet & direct marketing retail, interactive media & services, and application software contributed the most to return. Real estate services and education services were the only industries to detract from return.

Amazon.com, Inc., Alphabet, Inc. - Class A, and PayPal Holdings, Inc. contributed the most to the Fund’s return for the period. Zoom Video Communications, Inc. - Class A, Momo, Inc. ADR - Class A, and Fastly, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	6.7%
Alphabet, Inc. — Class A	6.3%
Facebook, Inc. — Class A	5.1%
Alibaba Group Holding Ltd. ADR	3.8%
PayPal Holdings, Inc.	2.9%
Adobe, Inc.	2.7%
Cisco Systems, Inc.	2.6%
Netflix, Inc.	2.6%
salesforce.com, Inc.	2.5%
Booking Holdings, Inc.	1.7%
Top Ten Total	36.9%

“Ten Largest Holdings” excludes any temporary cash investments.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	85.87%	24.48%	16.80%
A-Class Shares	85.41%	24.16%	16.51%
A-Class Shares with sales charge‡	76.60%	22.96%	15.94%
C-Class Shares	84.03%	23.24%	15.64%
C-Class Shares with CDSC§	83.03%	23.24%	15.64%
H-Class Shares**	85.39%	24.17%	16.38%
S&P 500 Information Technology Index	66.61%	27.64%	20.50%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	March 31, 2021
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Internet - 59.4%
Amazon.com, Inc.*	721	$2,230,832
Alphabet, Inc. — Class A*	1,014	2,091,395
Facebook, Inc. — Class A*	5,812	1,711,808
Alibaba Group Holding Ltd. ADR*	5,556	1,259,712
Netflix, Inc.*	1,675	873,780
Booking Holdings, Inc.*	247	575,470
Uber Technologies, Inc.*	10,442	569,193
Snap, Inc. — Class A*	9,345	488,650
Baidu, Inc. ADR*	2,067	449,676
JD.com, Inc. ADR*	5,152	434,468
Pinterest, Inc. — Class A*	5,579	413,013
Twitter, Inc.*	6,358	404,560
Shopify, Inc. — Class A*	353	390,595
eBay, Inc.	6,165	377,545
MercadoLibre, Inc.*	250	368,035
Roku, Inc.*	1,127	367,143
Pinduoduo, Inc. ADR*	2,726	364,957
Chewy, Inc. — Class A*	4,248	359,848
Match Group, Inc.*	2,466	338,779
Wayfair, Inc. — Class A*	1,046	329,229
Zillow Group, Inc. — Class C*	2,496	323,581
Okta, Inc.*	1,454	320,505
Zillow Group, Inc. — Class A*	2,410	316,626
Spotify Technology S.A.*	1,135	304,123
Etsy, Inc.*	1,430	288,388
Expedia Group, Inc.*	1,641	282,449
VeriSign, Inc.*	1,421	282,438
Lyft, Inc. — Class A*	4,048	255,753
IAC*	1,135	245,512
Farfetch Ltd. — Class A*	4,530	240,181
Trip.com Group Ltd. ADR*	5,931	235,046
Fiverr International Ltd.*	1,061	230,428
Wix.com Ltd.*	809	225,889
GoDaddy, Inc. — Class A*	2,823	219,121
F5 Networks, Inc.*	1,025	213,835
Jumia Technologies AG ADR*,1	5,655	200,526
Vipshop Holdings Ltd. ADR*	6,481	193,523
JOYY, Inc. ADR	1,971	184,742
Anaplan, Inc.*	3,025	162,896
TripAdvisor, Inc.*	2,806	150,935
Grubhub, Inc.*	2,208	132,480
Stitch Fix, Inc. — Class A*	2,617	129,646
Stamps.com, Inc.*	575	114,718
Overstock.com, Inc.*	1,389	92,035
Total Internet		19,744,064

Software - 25.8%
Adobe, Inc.*	1,911	908,432
salesforce.com, Inc.*	3,863	818,454
Zoom Video Communications, Inc. — Class A*	1,727	554,868
Activision Blizzard, Inc.	5,327	495,411
Workday, Inc. — Class A*	1,770	439,721
Twilio, Inc. — Class A*	1,288	438,899
Sea Ltd. ADR*	1,681	375,250
Veeva Systems, Inc. — Class A*	1,427	372,789
Electronic Arts, Inc.	2,715	367,529
DocuSign, Inc.*	1,707	345,582
Pluralsight, Inc. — Class A*	13,613	304,114
NetEase, Inc. ADR	2,788	287,889
HubSpot, Inc.*	610	277,068
Bilibili, Inc. ADR*	2,566	274,716
Take-Two Interactive Software, Inc.*	1,530	270,351
Coupa Software, Inc.*,1	1,002	254,989
Citrix Systems, Inc.	1,778	249,560
Akamai Technologies, Inc.*	2,364	240,892
MongoDB, Inc.*	833	222,769
Dropbox, Inc. — Class A*	7,298	194,565
Five9, Inc.*	1,180	184,469
Smartsheet, Inc. — Class A*	2,616	167,215
Fastly, Inc. — Class A*,1	2,367	159,252
J2 Global, Inc.*	1,152	138,079
BigCommerce Holdings, Inc.*	2,151	124,328
New Relic, Inc.*	1,915	117,734
Total Software		8,584,925

Telecommunications - 6.7%
Cisco Systems, Inc.	16,902	874,002
Motorola Solutions, Inc.	1,744	327,959
Arista Networks, Inc.*	941	284,079
GDS Holdings Ltd. ADR*	2,553	207,023
Telefonaktiebolaget LM Ericsson ADR	15,618	206,002
Ciena Corp.*	3,039	166,294
Juniper Networks, Inc.	6,552	165,962
Total Telecommunications		2,231,321

Commercial Services - 5.4%
PayPal Holdings, Inc.*	3,998	970,874
CoStar Group, Inc.*	404	332,044
Chegg, Inc.*	2,293	196,418
Paylocity Holding Corp.*	1,035	186,124
2U, Inc.*	2,659	101,654
Total Commercial Services		1,787,114

Healthcare-Services - 0.9%
Teladoc Health, Inc.*	1,668	303,159

Computers - 0.5%
Lumentum Holdings, Inc.*	1,717	156,848

Real Estate - 0.4%
Redfin Corp.*	2,241	149,228

Total Common Stocks
(Cost $17,952,500)		32,956,659

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$143,329	$143,329
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	65,165	65,165
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	59,473	59,473
Total Repurchase Agreements
(Cost $267,967)		267,967

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	455,086	455,086
Total Securities Lending Collateral
(Cost $455,086)		455,086

Total Investments - 101.3%
(Cost $18,675,553)		$33,679,712
Other Assets & Liabilities, net - (1.3)%		(424,141)
Total Net Assets - 100.0%		$33,255,571

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,956,659	$—	$—	$32,956,659
Repurchase Agreements	—	267,967	—	267,967
Securities Lending Collateral	455,086	—	—	455,086
Total Assets	$33,411,745	$267,967	$—	$33,679,712

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $460,922 of securities loaned (cost $18,407,586)	$33,411,745
Repurchase agreements, at value (cost $267,967)	267,967
Cash	78
Receivables:
Fund shares sold	139,586
Dividends	1,389
Securities lending income	13
Total assets	33,820,778

Liabilities:
Payable for:
Return of securities lending collateral	455,086
Fund shares redeemed	26,521
Management fees	26,370
Transfer agent and administrative fees	8,345
Distribution and service fees	4,470
Portfolio accounting fees	3,102
Trustees’ fees*	582
Miscellaneous	40,731
Total liabilities	565,207
Commitments and contingent liabilities (Note 10)	—
Net assets	$33,255,571

Net assets consist of:
Paid in capital	$15,063,618
Total distributable earnings (loss)	18,191,953
Net assets	$33,255,571

Investor Class:
Net assets	$25,112,739
Capital shares outstanding	128,397
Net asset value per share	$195.59

A-Class:
Net assets	$2,952,050
Capital shares outstanding	16,402
Net asset value per share	$179.98
Maximum offering price per share (Net asset value divided by 95.25%)	$188.96

C-Class:
Net assets	$4,124,028
Capital shares outstanding	27,033
Net asset value per share	$152.56

H-Class:
Net assets	$1,066,754
Capital shares outstanding	6,141
Net asset value per share	$173.71

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $2,939)	$100,001
Interest	156
Income from securities lending, net	13,913
Total investment income	114,070

Expenses:
Management fees	402,138
Distribution and service fees:
A-Class	6,621
C-Class	36,147
H-Class	13,334
Transfer agent and administrative fees	131,890
Portfolio accounting fees	47,321
Registration fees	41,240
Professional fees	21,106
Trustees’ fees*	8,286
Custodian fees	6,710
Line of credit fees	50
Miscellaneous	25,217
Total expenses	740,060
Net investment loss	(625,990)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,063,069
Net realized gain	14,063,069
Net change in unrealized appreciation (depreciation) on:
Investments	11,989,124
Net change in unrealized appreciation (depreciation)	11,989,124
Net realized and unrealized gain	26,052,193
Net increase in net assets resulting from operations	$25,426,203

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(625,990)	$(392,589)
Net realized gain (loss) on investments	14,063,069	(1,629,638)
Net change in unrealized appreciation (depreciation) on investments	11,989,124	(5,406,274)
Net increase (decrease) in net assets resulting from operations	25,426,203	(7,428,501)

Distributions to shareholders:
Investor Class	—	(710,898)
A-Class	—	(61,275)
C-Class	—	(101,725)
H-Class	—	(29,916)
Total distributions to shareholders	—	(903,814)

Capital share transactions:
Proceeds from sale of shares
Investor Class	92,264,221	108,639,586
A-Class	1,068,843	4,695,934
C-Class	3,618,645	2,609,673
H-Class	25,459,994	15,624,744
Distributions reinvested
Investor Class	—	702,319
A-Class	—	59,412
C-Class	—	101,270
H-Class	—	29,888
Cost of shares redeemed
Investor Class	(93,997,468)	(106,635,760)
A-Class	(1,630,302)	(4,620,680)
C-Class	(3,287,545)	(3,528,541)
H-Class	(31,224,635)	(24,253,605)
Net decrease from capital share transactions	(7,728,247)	(6,575,760)
Net increase (decrease) in net assets	17,697,956	(14,908,075)

Net assets:
Beginning of year	15,557,615	30,465,690
End of year	$33,255,571	$15,557,615

Capital share activity:
Shares sold
Investor Class	586,376	884,862
A-Class	7,156	43,934
C-Class	29,471	27,414
H-Class	242,330	145,036
Shares issued from reinvestment of distributions
Investor Class	—	6,142
A-Class	—	563
C-Class	—	1,121
H-Class	—	293
Shares redeemed
Investor Class	(560,050)	(919,270)
A-Class	(11,977)	(41,913)
C-Class	(25,736)	(37,179)
H-Class	(244,993)	(229,294)
Net increase (decrease) in shares	22,577	(118,291)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$105.23	$118.80	$124.80	$95.33	$77.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.03)	(1.30)	(1.29)	(.80)	(.60)
Net gain (loss) on investments (realized and unrealized)	92.39	(8.17)	10.79	30.27	18.02
Total from investment operations	90.36	(9.47)	9.50	29.47	17.42
Less distributions from:
Net realized gains	—	(4.10)	(15.50)	—	—
Total distributions	—	(4.10)	(15.50)	—	—
Net asset value, end of period	$195.59	$105.23	$118.80	$124.80	$95.33

Total Return	85.87%	(8.25%)	9.39%	30.91%	22.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,113	$10,741	$15,484	$40,843	$17,670
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.08%)	(1.00%)	(0.71%)	(0.70%)
Total expenses	1.44%	1.47%	1.45%	1.38%	1.37%
Portfolio turnover rate	284%	359%	349%	305%	518%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$97.07	$110.18	$117.20	$89.75	$73.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.22)	(1.32)	(1.46)	(1.01)	(.76)
Net gain (loss) on investments (realized and unrealized)	85.13	(7.69)	9.94	28.46	16.97
Total from investment operations	82.91	(9.01)	8.48	27.45	16.21
Less distributions from:
Net realized gains	—	(4.10)	(15.50)	—	—
Total distributions	—	(4.10)	(15.50)	—	—
Net asset value, end of period	$179.98	$97.07	$110.18	$117.20	$89.75

Total Return[b]	85.41%	(8.48%)	9.13%	30.57%	22.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,952	$2,060	$2,054	$3,393	$2,139
Ratios to average net assets:
Net investment income (loss)	(1.45%)	(1.20%)	(1.27%)	(0.96%)	(0.95%)
Total expenses	1.69%	1.73%	1.71%	1.63%	1.62%
Portfolio turnover rate	284%	359%	349%	305%	518%

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$82.90	$95.40	$104.40	$80.55	$66.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.91)	(1.96)	(2.08)	(1.60)	(1.24)
Net gain (loss) on investments (realized and unrealized)	72.57	(6.44)	8.58	25.45	15.30
Total from investment operations	69.66	(8.40)	6.50	23.85	14.06
Less distributions from:
Net realized gains	—	(4.10)	(15.50)	—	—
Total distributions	—	(4.10)	(15.50)	—	—
Net asset value, end of period	$152.56	$82.90	$95.40	$104.40	$80.55

Total Return[b]	84.03%	(9.16%)	8.31%	29.61%	21.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,124	$1,931	$3,047	$2,967	$2,321
Ratios to average net assets:
Net investment income (loss)	(2.21%)	(2.06%)	(2.01%)	(1.70%)	(1.71%)
Total expenses	2.43%	2.47%	2.46%	2.38%	2.37%
Portfolio turnover rate	284%	359%	349%	305%	518%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$93.70	$106.51	$113.84	$87.18	$71.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.75)	(1.41)	(1.51)	(1.07)	(.78)
Net gain (loss) on investments (realized and unrealized)	81.76	(7.30)	9.68	27.73	16.56
Total from investment operations	80.01	(8.71)	8.17	26.66	15.78
Less distributions from:
Net realized gains	—	(4.10)	(15.50)	—	—
Total distributions	—	(4.10)	(15.50)	—	—
Net asset value, end of period	$173.71	$93.70	$106.51	$113.84	$87.18

Total Return	85.39%	(8.49%)	9.12%	30.59%	22.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,067	$825	$9,880	$28,889	$2,384
Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.30%)	(1.27%)	(1.04%)	(1.03%)
Total expenses	1.76%	1.71%	1.70%	1.63%	1.62%
Portfolio turnover rate	284%	359%	349%	305%	518%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the one-year period ended March 31, 2021, Leisure Fund Investor Class returned 90.42%, compared with 70.29% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by restaurants, movies & entertainment, and casinos & gaming.

Walt Disney Co., Sea Ltd. ADR, and Comcast Corp. - Class A contributed the most to the Fund’s return for the period. Luckin Coffee, Inc. ADR - Class A and Cable One, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	4.4%
Comcast Corp. — Class A	3.8%
Netflix, Inc.	3.8%
McDonald’s Corp.	3.2%
Charter Communications, Inc. — Class A	3.0%
Philip Morris International, Inc.	2.9%
Starbucks Corp.	2.8%
Altria Group, Inc.	2.4%
Activision Blizzard, Inc.	2.1%
Sea Ltd. ADR	1.7%
Top Ten Total	30.1%

“Ten Largest Holdings” excludes any temporary cash investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	90.42%	13.61%	13.62%
A-Class Shares	89.96%	13.33%	13.33%
A-Class Shares with sales charge‡	80.94%	12.23%	12.78%
C-Class Shares	88.52%	12.48%	12.49%
C-Class Shares with CDSC§	87.52%	12.48%	12.49%
H-Class Shares**	89.96%	13.33%	13.22%
S&P 500 Consumer Discretionary Index	70.29%	17.87%	17.50%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	March 31, 2021
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Media - 21.0%
Walt Disney Co.*	12,619	$2,328,458
Comcast Corp. — Class A	37,210	2,013,433
Charter Communications, Inc. — Class A*	2,571	1,586,358
Liberty Broadband Corp. — Class C*	4,628	694,894
DISH Network Corp. — Class A*	15,363	556,141
Fox Corp. — Class A	15,051	543,492
Discovery, Inc. — Class A*,1	11,556	502,224
Altice USA, Inc. — Class A*	15,383	500,409
News Corp. — Class A	18,935	481,517
ViacomCBS, Inc. — Class B	10,399	468,995
Cable One, Inc.	239	436,978
New York Times Co. — Class A	7,625	385,977
Nexstar Media Group, Inc. — Class A	2,168	304,452
World Wrestling Entertainment, Inc. — Class A	4,846	262,944
Total Media		11,066,272

Retail - 17.9%
McDonald’s Corp.	7,516	1,684,636
Starbucks Corp.	13,585	1,484,433
Chipotle Mexican Grill, Inc. — Class A*	573	814,130
Yum! Brands, Inc.	6,834	739,302
Darden Restaurants, Inc.	3,963	562,746
Yum China Holdings, Inc.	8,983	531,883
Domino’s Pizza, Inc.	1,343	493,942
Restaurant Brands International, Inc.	7,258	471,770
Texas Roadhouse, Inc. — Class A*	3,501	335,886
Shake Shack, Inc. — Class A*	2,440	275,159
Wendy’s Co.	13,563	274,786
Cracker Barrel Old Country Store, Inc.	1,538	265,890
Wingstop, Inc.	1,978	251,542
Brinker International, Inc.*	3,210	228,103
Papa John’s International, Inc.	2,534	224,614
Cheesecake Factory, Inc.*	3,598	210,519
Dave & Buster’s Entertainment, Inc.*	4,201	201,228
Jack in the Box, Inc.	1,831	201,007
Bloomin’ Brands, Inc.*	7,336	198,439
Total Retail		9,450,015

Lodging - 11.2%
Marriott International, Inc. — Class A*	5,961	882,884
Las Vegas Sands Corp.*	14,112	857,445
Hilton Worldwide Holdings, Inc.*	6,107	738,459
MGM Resorts International	14,542	552,451
Wynn Resorts Ltd.*	3,793	475,528
Huazhu Group Ltd. ADR*	6,981	383,257
Melco Resorts & Entertainment Ltd. ADR*	19,244	383,148
Hyatt Hotels Corp. — Class A*	4,426	366,030
Wyndham Hotels & Resorts, Inc.	4,785	333,897
Boyd Gaming Corp.*	5,569	328,348
Choice Hotels International, Inc.*	2,904	311,570
Travel + Leisure Co.	4,745	290,204
Total Lodging		5,903,221

Software - 9.6%
Activision Blizzard, Inc.	12,087	1,124,091
Sea Ltd. ADR*	4,118	919,261
Electronic Arts, Inc.	6,155	833,202
NetEase, Inc. ADR	6,411	662,000
Bilibili, Inc. ADR*	5,749	615,488
Take-Two Interactive Software, Inc.*	3,404	601,487
HUYA, Inc. ADR*,1	17,276	336,537
Total Software		5,092,066

Entertainment - 8.6%
DraftKings, Inc. — Class A*	9,963	611,031
Live Nation Entertainment, Inc.*	6,471	547,770
Caesars Entertainment, Inc.*	6,227	544,551
Penn National Gaming, Inc.*	4,853	508,789
Vail Resorts, Inc.*	1,470	428,740
Churchill Downs, Inc.	1,655	376,380
Marriott Vacations Worldwide Corp.*	1,958	341,045
Madison Square Garden Sports Corp. — Class A*	1,444	259,140
SeaWorld Entertainment, Inc.*	5,140	255,304
Six Flags Entertainment Corp.*	5,424	252,053
Scientific Games Corp. — Class A*	6,140	236,513
Cinemark Holdings, Inc.*	9,218	188,139
Total Entertainment		4,549,455

Leisure Time - 8.4%
Peloton Interactive, Inc. — Class A*	6,963	782,920
Carnival Corp.*	25,199	668,781
Royal Caribbean Cruises Ltd.*	6,970	596,702
Norwegian Cruise Line Holdings Ltd.*,1	14,657	404,387
Polaris, Inc.	2,789	372,331
Brunswick Corp.	3,621	345,335
Harley-Davidson, Inc.	8,469	339,607
Planet Fitness, Inc. — Class A*	4,262	329,452
YETI Holdings, Inc.*	4,489	324,151
Callaway Golf Co.	10,318	276,006
Total Leisure Time		4,439,672

Internet - 8.2%
Netflix, Inc.*	3,851	2,008,913
Roku, Inc.*	2,523	821,918
Spotify Technology S.A.*	2,635	706,048
Tencent Music Entertainment Group ADR*	22,642	463,934
iQIYI, Inc. ADR*	20,711	344,217
Total Internet		4,345,030

Beverages - 6.4%
Constellation Brands, Inc. — Class A	3,778	861,384
Brown-Forman Corp. — Class B	10,557	728,116
Boston Beer Company, Inc. — Class A*	452	545,239
Molson Coors Beverage Co. — Class B*	8,681	444,033
Anheuser-Busch InBev S.A. ADR	6,892	433,162
Diageo plc ADR	2,335	383,430
Total Beverages		3,395,364

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LEISURE FUND

	Shares	Value
Agriculture - 6.0%
Philip Morris International, Inc.	17,038	$1,511,952
Altria Group, Inc.	24,910	1,274,396
British American Tobacco plc ADR	10,177	394,257
Total Agriculture		3,180,605

Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	4,931	473,968
Mattel, Inc.*	16,819	335,034
Total Toys, Games & Hobbies		809,002

Food Service - 0.8%
Aramark	10,318	389,814

Total Common Stocks
(Cost $43,408,392)		52,620,516

RIGHTS††† - 0.0%
Media - 0.0%
Nexstar Media Group, Inc.*	8,160	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$158,082	158,082
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	71,872	71,872
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	65,594	65,594
Total Repurchase Agreements
(Cost $295,548)		295,548

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	883,846	883,846
Total Securities Lending Collateral
(Cost $883,846)		883,846

Total Investments - 101.9%
(Cost $44,587,786)		$53,799,910
Other Assets & Liabilities, net - (1.9)%		(977,941)
Total Net Assets - 100.0%		$52,821,969

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$52,620,516	$—	$—		$52,620,516
Rights	—	—	—	*	—
Repurchase Agreements	—	295,548	—		295,548
Securities Lending Collateral	883,846	—	—		883,846
Total Assets	$53,504,362	$295,548	$—		$53,799,910

*	Security has a market value of $0.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $866,939 of securities loaned (cost $44,292,238)	$53,504,362
Repurchase agreements, at value (cost $295,548)	295,548
Cash	93
Receivables:
Dividends	64,238
Fund shares sold	57,424
Securities lending income	805
Total assets	53,922,470

Liabilities:
Payable for:
Return of securities lending collateral	883,846
Fund shares redeemed	106,386
Management fees	36,769
Transfer agent and administrative fees	11,636
Portfolio accounting fees	4,326
Distribution and service fees	2,419
Trustees’ fees*	776
Miscellaneous	54,343
Total liabilities	1,100,501
Commitments and contingent liabilities (Note 10)	—
Net assets	$52,821,969

Net assets consist of:
Paid in capital	$43,615,666
Total distributable earnings (loss)	9,206,303
Net assets	$52,821,969

Investor Class:
Net assets	$40,995,319
Capital shares outstanding	406,128
Net asset value per share	$100.94

A-Class:
Net assets	$4,290,760
Capital shares outstanding	46,660
Net asset value per share	$91.96
Maximum offering price per share (Net asset value divided by 95.25%)	$96.55

C-Class:
Net assets	$941,658
Capital shares outstanding	11,769
Net asset value per share	$80.01

H-Class:
Net assets	$6,594,232
Capital shares outstanding	73,845
Net asset value per share	$89.30

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,474)	$209,211
Interest	53
Income from securities lending, net	4,526
Total investment income	213,790

Expenses:
Management fees	173,751
Distribution and service fees:
A-Class	5,668
C-Class	7,232
H-Class	4,432
Transfer agent and administrative fees	56,189
Portfolio accounting fees	20,444
Professional fees	5,945
Custodian fees	2,924
Trustees’ fees*	2,085
Line of credit fees	12
Miscellaneous	27,863
Total expenses	306,545
Net investment loss	(92,755)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,161,961
Net realized gain	1,161,961
Net change in unrealized appreciation (depreciation) on:
Investments	9,340,921
Net change in unrealized appreciation (depreciation)	9,340,921
Net realized and unrealized gain	10,502,882
Net increase in net assets resulting from operations	$10,410,127

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(92,755)	$8,139
Net realized gain on investments	1,161,961	2,615,962
Net change in unrealized appreciation (depreciation) on investments	9,340,921	(4,127,911)
Net increase (decrease) in net assets resulting from operations	10,410,127	(1,503,810)

Distributions to shareholders:
Investor Class	—	(32,961)
A-Class	—	(2,491)
C-Class	—	(1,724)
H-Class	—	(3,983)
Total distributions to shareholders	—	(41,159)

Capital share transactions:
Proceeds from sale of shares
Investor Class	59,053,794	42,468,953
A-Class	3,714,091	2,130,439
C-Class	440,559	73,859
H-Class	5,697,588	14,647,439
Distributions reinvested
Investor Class	—	32,394
A-Class	—	2,404
C-Class	—	1,724
H-Class	—	3,946
Cost of shares redeemed
Investor Class	(28,790,117)	(50,743,318)
A-Class	(1,430,431)	(2,347,132)
C-Class	(322,704)	(372,260)
H-Class	(980,605)	(14,108,477)
Net increase (decrease) from capital share transactions	37,382,175	(8,210,029)
Net increase (decrease) in net assets	47,792,302	(9,754,998)

Net assets:
Beginning of year	5,029,667	14,784,665
End of year	$52,821,969	$5,029,667

Capital share activity:
Shares sold
Investor Class	743,762	587,907
A-Class	48,208	33,729
C-Class	7,182	1,552
H-Class	67,082	226,956
Shares issued from reinvestment of distributions
Investor Class	—	440
A-Class	—	36
C-Class	—	29
H-Class	—	60
Shares redeemed
Investor Class	(391,183)	(704,990)
A-Class	(18,411)	(35,774)
C-Class	(4,799)	(6,497)
H-Class	(14,000)	(223,449)
Net increase (decrease) in shares	437,841	(120,001)

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$53.01	$68.98	$71.23	$70.95	$61.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	.08	.32	.36	.52
Net gain (loss) on investments (realized and unrealized)	48.27	(15.86)	2.18	4.48	9.38
Total from investment operations	47.93	(15.78)	2.50	4.84	9.90
Less distributions from:
Net investment income	—	(.19)	(.52)	(1.64)	(.31)
Net realized gains	—	—	(4.23)	(2.92)	—
Total distributions	—	(.19)	(4.75)	(4.56)	(.31)
Net asset value, end of period	$100.94	$53.01	$68.98	$71.23	$70.95

Total Return	90.42%	(22.96%)	4.06%	6.71%	16.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,995	$2,839	$11,739	$14,625	$14,413
Ratios to average net assets:
Net investment income (loss)	(0.39%)	0.11%	0.45%	0.49%	0.81%
Total expenses	1.41%	1.48%	1.46%	1.38%	1.38%
Portfolio turnover rate	144%	369%	323%	442%	352%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$48.41	$63.17	$65.82	$66.03	$57.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	.01	.11	.17	.23
Net gain (loss) on investments (realized and unrealized)	43.96	(14.58)	1.99	4.18	8.84
Total from investment operations	43.55	(14.57)	2.10	4.35	9.07
Less distributions from:
Net investment income	—	(.19)	(.52)	(1.64)	(.31)
Net realized gains	—	—	(4.23)	(2.92)	—
Total distributions	—	(.19)	(4.75)	(4.56)	(.31)
Net asset value, end of period	$91.96	$48.41	$63.17	$65.82	$66.03

Total Return[b]	89.96%	(23.15%)	3.79%	6.46%	15.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,291	$816	$1,192	$3,371	$2,180
Ratios to average net assets:
Net investment income (loss)	(0.56%)	0.02%	0.17%	0.24%	0.40%
Total expenses	1.68%	1.73%	1.71%	1.63%	1.62%
Portfolio turnover rate	144%	369%	323%	442%	352%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$42.44	$55.82	$59.16	$60.23	$52.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.87)	(.42)	(.32)	(.36)	(.18)
Net gain (loss) on investments (realized and unrealized)	38.44	(12.77)	1.73	3.85	8.07
Total from investment operations	37.57	(13.19)	1.41	3.49	7.89
Less distributions from:
Net investment income	—	(.19)	(.52)	(1.64)	(.31)
Net realized gains	—	—	(4.23)	(2.92)	—
Total distributions	—	(.19)	(4.75)	(4.56)	(.31)
Net asset value, end of period	$80.01	$42.44	$55.82	$59.16	$60.23

Total Return[b]	88.52%	(23.73%)	3.03%	5.66%	15.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$942	$398	$798	$1,311	$1,327
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(0.74%)	(0.56%)	(0.58%)	(0.33%)
Total expenses	2.44%	2.48%	2.46%	2.38%	2.37%
Portfolio turnover rate	144%	369%	323%	442%	352%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$47.01	$61.36	$64.06	$64.38	$55.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.01)	(.29)	.07	.20
Net gain (loss) on investments (realized and unrealized)	42.69	(14.15)	2.34	4.17	8.64
Total from investment operations	42.29	(14.16)	2.05	4.24	8.84
Less distributions from:
Net investment income	—	(.19)	(.52)	(1.64)	(.31)
Net realized gains	—	—	(4.23)	(2.92)	—
Total distributions	—	(.19)	(4.75)	(4.56)	(.31)
Net asset value, end of period	$89.30	$47.01	$61.36	$64.06	$64.38

Total Return	89.96%	(23.17%)	3.81%	6.45%	15.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,594	$976	$1,055	$1,910	$3,769
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(0.01%)	(0.45%)	0.10%	0.34%
Total expenses	1.68%	1.72%	1.69%	1.63%	1.63%
Portfolio turnover rate	144%	369%	323%	442%	352%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the one-year period ended March 31, 2021, Precious Metals Fund Investor Class returned 68.71%, compared with 78.29% for the S&P 500 Materials Index. The broader S&P 500 Index returned 56.35%.

The gold industry was the leading contributor to return, followed by the silver and copper industries. Precious metals & minerals segment was the only detractor from return.

Freeport-McMoRan, Inc., Newmont Corp., and Sibanye Stillwater Ltd. ADR contributed the most to the Fund’s return for the period. Equinox Gold Corp., New Gold, Inc., and SilverCrest Metals, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Newmont Corp.	7.9%
Freeport-McMoRan, Inc.	7.7%
Barrick Gold Corp.	6.7%
Franco-Nevada Corp.	5.7%
Wheaton Precious Metals Corp.	4.7%
Agnico Eagle Mines Ltd.	4.2%
Sibanye Stillwater Ltd. ADR	4.1%
VanEck Vectors Junior Gold Miners ETF	3.9%
AngloGold Ashanti Ltd. ADR	3.5%
Kirkland Lake Gold Ltd.	3.4%
Top Ten Total	51.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	68.71%	13.24%	(4.44%)
A-Class Shares	68.28%	12.95%	(4.69%)
A-Class Shares with sales charge‡	60.31%	11.85%	(5.15%)
C-Class Shares	67.04%	12.11%	(5.39%)
C-Class Shares with CDSC§	66.04%	12.11%	(5.39%)
H-Class Shares**	68.30%	12.93%	(4.80%)
S&P 500 Materials Index	78.29%	14.31%	9.46%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

102 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.6%

Mining - 95.6%
Newmont Corp.	144,743	$8,723,661
Freeport-McMoRan, Inc.	258,925	8,526,400
Barrick Gold Corp.	372,547	7,376,431
Franco-Nevada Corp.	50,204	6,290,059
Wheaton Precious Metals Corp.	136,261	5,206,533
Agnico Eagle Mines Ltd.	81,205	4,694,461
Sibanye Stillwater Ltd. ADR	251,197	4,486,378
AngloGold Ashanti Ltd. ADR	176,645	3,880,891
Kirkland Lake Gold Ltd.	112,613	3,806,319
Gold Fields Ltd. ADR	384,985	3,653,508
Kinross Gold Corp.	547,280	3,650,358
Royal Gold, Inc.	31,785	3,420,702
Pan American Silver Corp.	101,149	3,037,504
B2Gold Corp.	609,290	2,626,040
Yamana Gold, Inc.	589,342	2,557,744
First Majestic Silver Corp.*,1	145,987	2,274,477
Alamos Gold, Inc. — Class A	280,805	2,193,087
SSR Mining, Inc.	152,221	2,173,716
Novagold Resources, Inc.*	242,140	2,121,146
Hecla Mining Co.	362,250	2,061,202
Harmony Gold Mining Company Ltd. ADR*,1	472,110	2,058,400
Coeur Mining, Inc.*	199,438	1,800,925
Equinox Gold Corp.*	218,409	1,745,088
Pretium Resources, Inc.*	167,323	1,735,140
Osisko Gold Royalties Ltd.	154,726	1,705,081
Eldorado Gold Corp.*	154,899	1,671,360
MAG Silver Corp.*	97,344	1,461,133
IAMGOLD Corp.*	489,477	1,458,641
Sandstorm Gold Ltd.*,1	210,709	1,432,821
SilverCrest Metals, Inc.*	168,260	1,359,541
Seabridge Gold, Inc.*	82,246	1,329,918
Fortuna Silver Mines, Inc.*,1	202,822	1,312,258
New Gold, Inc.*	793,383	1,221,810
Silvercorp Metals, Inc.[1]	231,866	1,138,462
Endeavour Silver Corp.*	208,337	1,033,352
Gold Resource Corp.	208,047	549,244
Total Mining		105,773,791

Total Common Stocks
(Cost $67,209,252)		105,773,791

EXCHANGE-TRADED FUNDS† - 3.9%
VanEck Vectors Junior Gold Miners ETF	97,114	4,371,101
Total Exchange-Traded Funds
(Cost $3,315,586)		4,371,101

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$391,895	391,895
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	178,174	178,174
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	162,612	162,612
Total Repurchase Agreements
(Cost $732,681)		732,681

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	2,325,137	2,325,137
Total Securities Lending Collateral
(Cost $2,325,137)		2,325,137

Total Investments - 102.3%
(Cost $73,582,656)		$113,202,710
Other Assets & Liabilities, net - (2.3)%		(2,514,080)
Total Net Assets - 100.0%		$110,688,630

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$105,773,791	$—	$—	$105,773,791
Exchange-Traded Funds	4,371,101	—	—	4,371,101
Repurchase Agreements	—	732,681	—	732,681
Securities Lending Collateral	2,325,137	—	—	2,325,137
Total Assets	$112,470,029	$732,681	$—	$113,202,710

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $2,346,682 of securities loaned (cost $72,849,975)	$112,470,029
Repurchase agreements, at value (cost $732,681)	732,681
Cash	11,333
Receivables:
Securities sold	925,294
Dividends	320,750
Fund shares sold	227,514
Foreign tax reclaims	23,180
Securities lending income	5,377
Total assets	114,716,158

Liabilities:
Payable for:
Return of securities lending collateral	2,325,137
Fund shares redeemed	1,188,965
Deferred foreign capital gain taxes	276,532
Management fees	71,454
Transfer agent and administrative fees	25,628
Portfolio accounting fees	9,527
Distribution and service fees	6,466
Trustees’ fees*	1,743
Miscellaneous	122,076
Total liabilities	4,027,528
Commitments and contingent liabilities (Note 10)	—
Net assets	$110,688,630

Net assets consist of:
Paid in capital	$130,150,605
Total distributable earnings (loss)	(19,461,975)
Net assets	$110,688,630

Investor Class:
Net assets	$87,173,578
Capital shares outstanding	1,971,486
Net asset value per share	$44.22

A-Class:
Net assets	$18,800,711
Capital shares outstanding	449,602
Net asset value per share	$41.82
Maximum offering price per share (Net asset value divided by 95.25%)	$43.91

C-Class:
Net assets	$2,086,440
Capital shares outstanding	59,852
Net asset value per share	$34.86

H-Class:
Net assets	$2,627,901
Capital shares outstanding	65,035
Net asset value per share	$40.41

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $169,905)	$1,308,810
Interest	503
Income from securities lending, net	38,736
Total investment income	1,348,049

Expenses:
Management fees	842,684
Distribution and service fees:
A-Class	45,415
C-Class	24,349
H-Class	9,824
Transfer agent and administrative fees	314,160
Portfolio accounting fees	112,373
Registration fees	109,961
Professional fees	57,348
Trustees’ fees*	21,961
Custodian fees	16,322
Line of credit fees	106
Miscellaneous	29,923
Total expenses	1,584,426
Net investment loss	(236,377)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,223,649
Foreign currency transactions	(13)
Net realized gain	6,223,636
Net change in unrealized appreciation (depreciation) on:
Investments	30,242,553
Net change in unrealized appreciation (depreciation)	30,242,553
Net realized and unrealized gain	36,466,189
Net increase in net assets resulting from operations	$36,229,812

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(236,377)	$(401,880)
Net realized gain on investments	6,223,636	395,134
Net change in unrealized appreciation (depreciation) on investments	30,242,553	(1,122,240)
Net increase (decrease) in net assets resulting from operations	36,229,812	(1,128,986)

Distributions to shareholders:
Investor Class	(1,200,774)	(1,495,304)
A-Class	(206,906)	(408,150)
C-Class	(35,529)	(74,684)
H-Class	(36,834)	(76,974)
Total distributions to shareholders	(1,480,043)	(2,055,112)

Capital share transactions:
Proceeds from sale of shares
Investor Class	482,894,542	345,983,213
A-Class	6,970,513	5,044,797
C-Class	3,134,511	2,843,601
H-Class	6,011,134	27,234,035
Distributions reinvested
Investor Class	1,180,105	1,474,406
A-Class	203,578	401,562
C-Class	35,407	73,474
H-Class	36,758	76,042
Cost of shares redeemed
Investor Class	(467,241,477)	(331,255,162)
A-Class	(9,178,031)	(7,292,781)
C-Class	(3,852,490)	(3,692,608)
H-Class	(6,727,483)	(28,223,011)
Net increase from capital share transactions	13,467,067	12,667,568
Net increase in net assets	48,216,836	9,483,470

Net assets:
Beginning of year	62,471,794	52,988,324
End of year	$110,688,630	$62,471,794

Capital share activity:
Shares sold
Investor Class	10,711,760	11,365,343
A-Class	163,822	183,721
C-Class	86,046	115,029
H-Class	152,479	1,041,882
Shares issued from reinvestment of distributions
Investor Class	25,806	44,117
A-Class	4,704	12,660
C-Class	979	2,746
H-Class	879	2,479
Shares redeemed
Investor Class	(10,507,387)	(10,958,332)
A-Class	(228,144)	(258,645)
C-Class	(106,823)	(151,938)
H-Class	(163,616)	(1,078,358)
Net increase in shares	140,505	320,704

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$26.50	$26.14	$27.07	$30.82	$27.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.12)	(.12)	(.17)	(.23)
Net gain (loss) on investments (realized and unrealized)	18.28	1.23 [d]	(.48)	(1.96)	4.85
Total from investment operations	18.22	1.11	(.60)	(2.13)	4.62
Less distributions from:
Net investment income	(.50)	(.75)	(.33)	(1.62)	(1.17)
Total distributions	(.50)	(.75)	(.33)	(1.62)	(1.17)
Net asset value, end of period	$44.22	$26.50	$26.14	$27.07	$30.82

Total Return	68.71%	3.65%	(2.08%)	(6.98%)	16.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,174	$46,153	$33,724	$33,968	$43,530
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.40%)	(0.47%)	(0.57%)	(0.67%)
Total expenses[b]	1.34%	1.38%	1.39%	1.28%	1.27%
Portfolio turnover rate	281%	277%	571%	630%	508%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$25.14	$24.89	$25.85	$29.59	$26.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.19)	(.17)	(.22)	(.27)
Net gain (loss) on investments (realized and unrealized)	17.35	1.19 [d]	(.46)	(1.90)	4.64
Total from investment operations	17.18	1.00	(.63)	(2.12)	4.37
Less distributions from:
Net investment income	(.50)	(.75)	(.33)	(1.62)	(1.17)
Total distributions	(.50)	(.75)	(.33)	(1.62)	(1.17)
Net asset value, end of period	$41.82	$25.14	$24.89	$25.85	$29.59

Total Return[c]	68.28%	3.39%	(2.30%)	(7.24%)	16.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,801	$12,803	$14,222	$12,781	$12,085
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.67%)	(0.73%)	(0.79%)	(0.82%)
Total expenses[b]	1.59%	1.63%	1.64%	1.53%	1.52%
Portfolio turnover rate	281%	277%	571%	630%	508%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$21.16	$21.19	$22.24	$25.89	$23.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.35)	(.32)	(.39)	(.46)
Net gain (loss) on investments (realized and unrealized)	14.63	1.07 [d]	(.40)	(1.64)	4.14
Total from investment operations	14.20	.72	(.72)	(2.03)	3.68
Less distributions from:
Net investment income	(.50)	(.75)	(.33)	(1.62)	(1.17)
Total distributions	(.50)	(.75)	(.33)	(1.62)	(1.17)
Net asset value, end of period	$34.86	$21.16	$21.19	$22.24	$25.89

Total Return[c]	67.04%	2.65%	(3.08%)	(7.95%)	15.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,086	$1,686	$2,412	$6,697	$7,607
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(1.41%)	(1.53%)	(1.56%)	(1.59%)
Total expenses[b]	2.35%	2.38%	2.37%	2.28%	2.27%
Portfolio turnover rate	281%	277%	571%	630%	508%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$24.30	$24.06	$25.02	$28.73	$25.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.22)	(.18)	(.25)	(.31)
Net gain (loss) on investments (realized and unrealized)	16.86	1.21 [d]	(.45)	(1.84)	4.57
Total from investment operations	16.61	.99	(.63)	(2.09)	4.26
Less distributions from:
Net investment income	(.50)	(.75)	(.33)	(1.62)	(1.17)
Total distributions	(.50)	(.75)	(.33)	(1.62)	(1.17)
Net asset value, end of period	$40.41	$24.30	$24.06	$25.02	$28.73

Total Return	68.30%	3.46%	(2.33%)	(7.36%)	16.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,628	$1,830	$2,630	$2,239	$2,954
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.78%)	(0.78%)	(0.92%)	(0.94%)
Total expenses[b]	1.60%	1.63%	1.63%	1.53%	1.52%
Portfolio turnover rate	281%	277%	571%	630%	508%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the one-year period ended March 31, 2021, Real Estate Fund H-Class returned 45.83%, compared with 37.69% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by specialized REITs, retail REITs, and residential REITs.

Simon Property Group, Inc., Prologis, Inc., and Weyerhaeuser Co. contributed the most to the Fund’s return for the period. Opendoor Technologies, Inc., eXp World Holdings, Inc., and Hannon Armstrong Sustainable Infrastructure Capital, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.3%
Prologis, Inc.	2.8%
Crown Castle International Corp.	2.7%
Equinix, Inc.	2.5%
Public Storage	2.0%
Digital Realty Trust, Inc.	2.0%
Simon Property Group, Inc.	1.8%
SBA Communications Corp.	1.7%
Welltower, Inc.	1.7%
Weyerhaeuser Co.	1.6%
Top Ten Total	22.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	45.79%	5.62%	6.43%
A-Class Shares with sales charge‡	38.87%	4.60%	5.92%
C-Class Shares	44.71%	4.83%	5.62%
C-Class Shares with CDSC§	43.71%	4.83%	5.62%
H-Class Shares	45.83%	5.64%	6.43%
MSCI U.S. REIT Index	37.69%	5.32%	8.53%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

110 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITs - 93.2%
REITs-Diversified - 25.6%
American Tower Corp. — Class A	1,671	$399,469
Crown Castle International Corp.	1,899	326,875
Equinix, Inc.	441	299,699
Digital Realty Trust, Inc.	1,724	242,808
SBA Communications Corp.	761	211,216
Weyerhaeuser Co.	5,461	194,412
VICI Properties, Inc.	5,581	157,607
Duke Realty Corp.	3,520	147,594
WP Carey, Inc.	1,865	131,967
Gaming and Leisure Properties, Inc.	2,740	116,258
Lamar Advertising Co. — Class A	1,205	113,174
Vornado Realty Trust	2,336	106,031
CoreSite Realty Corp.	770	92,284
New Residential Investment Corp.	7,200	81,000
PS Business Parks, Inc.	495	76,517
National Storage Affiliates Trust	1,864	74,430
PotlatchDeltic Corp.	1,332	70,489
EPR Properties	1,460	68,021
National Health Investors, Inc.	911	65,847
Outfront Media, Inc.*	2,955	64,508
Uniti Group, Inc.	5,335	58,845
Total REITs-Diversified		3,099,051

REITs-Apartments - 11.6%
Equity Residential	2,639	189,032
AvalonBay Communities, Inc.	1,014	187,093
Invitation Homes, Inc.	5,008	160,206
Essex Property Trust, Inc.	558	151,687
Mid-America Apartment Communities, Inc.	1,043	150,567
UDR, Inc.	3,018	132,369
Camden Property Trust	1,115	122,550
American Homes 4 Rent — Class A	3,669	122,324
Apartment Income REIT Corp.	2,136	91,335
American Campus Communities, Inc.	2,094	90,398
Total REITs-Apartments		1,397,561

REITs-Office Property - 10.7%
Alexandria Real Estate Equities, Inc.	1,075	176,622
Boston Properties, Inc.	1,435	145,308
VEREIT, Inc.	2,840	109,681
Kilroy Realty Corp.	1,528	100,283
Cousins Properties, Inc.	2,397	84,734
Douglas Emmett, Inc.	2,660	83,524
SL Green Realty Corp.	1,144	80,069
Highwoods Properties, Inc.	1,813	77,850
JBG SMITH Properties	2,361	75,056
Hudson Pacific Properties, Inc.	2,724	73,902
Equity Commonwealth	2,435	67,693
Lexington Realty Trust	5,813	64,582
Corporate Office Properties Trust	2,360	62,139
Brandywine Realty Trust	4,162	53,731
Piedmont Office Realty Trust, Inc. — Class A	3,062	53,187
Total REITs-Office Property		1,308,361
REITs-Warehouse/Industries - 9.4%
Prologis, Inc.	3,160	334,960
Americold Realty Trust	3,031	116,603
CyrusOne, Inc.	1,587	107,472
Rexford Industrial Realty, Inc.	1,917	96,617
First Industrial Realty Trust, Inc.	1,968	90,115
EastGroup Properties, Inc.	628	89,980
STAG Industrial, Inc.	2,557	85,941
Innovative Industrial Properties, Inc.	429	77,289
QTS Realty Trust, Inc. — Class A	1,206	74,820
Terreno Realty Corp.	1,291	74,581
Total REITs-Warehouse/Industries		1,148,378

REITs-Health Care - 8.8%
Welltower, Inc.	2,832	202,856
Ventas, Inc.	3,059	163,167
Healthpeak Properties, Inc.	4,808	152,606
Medical Properties Trust, Inc.	6,125	130,340
Omega Healthcare Investors, Inc.	2,931	107,363
Healthcare Trust of America, Inc. — Class A	3,266	90,076
Healthcare Realty Trust, Inc.	2,509	76,073
Physicians Realty Trust	3,972	70,185
Sabra Health Care REIT, Inc.	4,000	69,440
Total REITs-Health Care		1,062,106

REITs-Storage - 5.9%
Public Storage	1,004	247,747
Extra Space Storage, Inc.	1,196	158,530
Iron Mountain, Inc.	3,335	123,428
CubeSmart	2,685	101,574
Life Storage, Inc.	1,097	94,287
Total REITs-Storage		725,566

REITs-Hotels - 4.8%
MGM Growth Properties LLC — Class A	3,827	124,837
Host Hotels & Resorts, Inc.*	7,350	123,848
Park Hotels & Resorts, Inc.*	3,738	80,666
Ryman Hospitality Properties, Inc.*	982	76,115
Pebblebrook Hotel Trust	2,672	64,903
Apple Hospitality REIT, Inc.	4,446	64,778
Sunstone Hotel Investors, Inc.*	4,735	58,998
Total REITs-Hotels		594,145

REITs-Single Tenant - 4.6%
Realty Income Corp.	2,849	180,912
STORE Capital Corp.	3,309	110,852
National Retail Properties, Inc.	2,355	103,785
Spirit Realty Capital, Inc.	1,928	81,940
Agree Realty Corp.	1,140	76,733
Total REITs-Single Tenant		554,222

REITs-Shopping Centers - 4.4%
Regency Centers Corp.	2,022	114,668
Kimco Realty Corp.	5,584	104,700
Federal Realty Investment Trust	1,025	103,986
Brixmor Property Group, Inc.	4,436	89,740

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
REAL ESTATE FUND

	Shares	Value
Weingarten Realty Investors	2,539	$68,324
Retail Opportunity Investments Corp.	3,120	49,514
Total REITs-Shopping Centers		530,932

REITs-Mortgage - 2.9%
AGNC Investment Corp.	6,655	111,538
Starwood Property Trust, Inc.	3,969	98,193
Blackstone Mortgage Trust, Inc. — Class A	2,535	78,585
Chimera Investment Corp.	5,006	63,576
Total REITs-Mortgage		351,892

REITs-Manufactured Homes - 2.3%
Sun Communities, Inc.	1,032	154,841
Equity LifeStyle Properties, Inc.	1,977	125,816
Total REITs-Manufactured Homes		280,657

REITs-Regional Malls - 2.2%
Simon Property Group, Inc.	1,966	223,672
Macerich Co.[1]	3,996	46,753
Total REITs-Regional Malls		270,425

Total REITs		11,323,296

Real Estate - 4.7%
Real Estate Management/Services - 4.0%
CBRE Group, Inc. — Class A*	2,432	192,396
Jones Lang LaSalle, Inc.*	628	112,437
Redfin Corp.*	1,432	95,357
eXp World Holdings, Inc.*	2,010	91,555
Total Real Estate Management/Services		491,745

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	891	84,761
Total Real Estate		576,506

Internet - 0.9%
Opendoor Technologies, Inc.*	5,440	115,273

Diversified Financial Services - 0.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,438	$80,672

Total Common Stocks
(Cost $10,596,884)		12,095,747

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$23,977	23,977
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	10,901	10,901
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	9,949	9,949
Total Repurchase Agreements
(Cost $44,827)		44,827

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	32,671	32,671
Total Securities Lending Collateral
(Cost $32,671)		32,671

Total Investments - 100.2%
(Cost $10,674,382)		$12,173,245
Other Assets & Liabilities, net - (0.2)%		(23,145)
Total Net Assets - 100.0%		$12,150,100

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,095,747	$—	$—	$12,095,747
Repurchase Agreements	—	44,827	—	44,827
Securities Lending Collateral	32,671	—	—	32,671
Total Assets	$12,128,418	$44,827	$—	$12,173,245

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $31,204 of securities loaned (cost $10,629,555)	$12,128,418
Repurchase agreements, at value (cost $44,827)	44,827
Receivables:
Fund shares sold	47,134
Dividends	47,077
Securities lending income	22
Total assets	12,267,478

Liabilities:
Payable for:
Fund shares redeemed	54,534
Return of securities lending collateral	32,671
Management fees	9,191
Transfer agent and administrative fees	2,909
Distribution and service fees	2,841
Portfolio accounting fees	1,081
Trustees’ fees*	199
Miscellaneous	13,952
Total liabilities	117,378
Commitments and contingent liabilities (Note 10)	—
Net assets	$12,150,100

Net assets consist of:
Paid in capital	$17,880,112
Total distributable earnings (loss)	(5,730,012)
Net assets	$12,150,100

A-Class:
Net assets	$1,049,078
Capital shares outstanding	25,669
Net asset value per share	$40.87
Maximum offering price per share (Net asset value divided by 95.25%)	$42.91

C-Class:
Net assets	$194,421
Capital shares outstanding	5,645
Net asset value per share	$34.44

H-Class:
Net assets	$10,906,601
Capital shares outstanding	267,460
Net asset value per share	$40.78

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$116,711
Interest	13
Income from securities lending, net	1,262
Total investment income	117,986

Expenses:
Management fees	43,389
Distribution and service fees:
A-Class	1,694
C-Class	2,675
H-Class	10,399
Transfer agent and administrative fees	14,326
Portfolio accounting fees	5,105
Professional fees	2,882
Trustees’ fees*	1,192
Custodian fees	741
Line of credit fees	20
Miscellaneous	4,742
Total expenses	87,165
Net investment income	30,821

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(748,419)
Net realized loss	(748,419)
Net change in unrealized appreciation (depreciation) on:
Investments	1,922,770
Net change in unrealized appreciation (depreciation)	1,922,770
Net realized and unrealized gain	1,174,351
Net increase in net assets resulting from operations	$1,205,172

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,821	$302,126
Net realized gain (loss) on investments	(748,419)	1,681,715
Net change in unrealized appreciation (depreciation) on investments	1,922,770	(2,946,772)
Net increase (decrease) in net assets resulting from operations	1,205,172	(962,931)

Distributions to shareholders:
A-Class	(50,366)	(17,317)
C-Class	(24,613)	(21,349)
H-Class	(186,432)	(210,026)
Total distributions to shareholders	(261,411)	(248,692)

Capital share transactions:
Proceeds from sale of shares
A-Class	504,083	1,220,926
C-Class	967,844	3,584,439
H-Class	34,310,786	147,081,645
Distributions reinvested
A-Class	48,806	16,981
C-Class	24,496	21,107
H-Class	174,245	206,460
Cost of shares redeemed
A-Class	(499,509)	(853,685)
C-Class	(1,309,690)	(3,697,102)
H-Class	(26,510,129)	(162,669,284)
Net increase (decrease) from capital share transactions	7,710,932	(15,088,513)
Net increase (decrease) in net assets	8,654,693	(16,300,136)

Net assets:
Beginning of year	3,495,407	19,795,543
End of year	$12,150,100	$3,495,407

Capital share activity:
Shares sold
A-Class	12,731	29,793
C-Class	30,808	97,673
H-Class	917,563	3,500,708
Shares issued from reinvestment of distributions
A-Class	1,334	399
C-Class	793	573
H-Class	4,775	4,858
Shares redeemed
A-Class	(13,846)	(20,691)
C-Class	(42,183)	(101,540)
H-Class	(729,458)	(3,879,104)
Net increase (decrease) in shares	182,517	(367,331)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$30.70	$41.24	$35.92	$37.55	$37.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.56	.46	.65	.34
Net gain (loss) on investments (realized and unrealized)	13.33	(10.37)	5.12 [c]	(2.08)	2.15
Total from investment operations	13.65	(9.81)	5.58	(1.43)	2.49
Less distributions from:
Net investment income	(3.48)	(.73)	(.26)	(.20)	(2.25)
Total distributions	(3.48)	(.73)	(.26)	(.20)	(2.25)
Net asset value, end of period	$40.87	$30.70	$41.24	$35.92	$37.55

Total Return[b]	45.79%	(24.28%)	15.58%	(3.85%)	7.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,049	$781	$658	$486	$1,762
Ratios to average net assets:
Net investment income (loss)	0.87%	1.33%	1.18%	1.69%	0.89%
Total expenses	1.70%	1.72%	1.72%	1.63%	1.63%
Portfolio turnover rate	499%	539%	877%	1,010%	1,060%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$26.48	$35.94	$31.57	$33.28	$33.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.26	.31	.29	.19
Net gain (loss) on investments (realized and unrealized)	11.47	(8.99)	4.32 [c]	(1.80)	1.78
Total from investment operations	11.44	(8.73)	4.63	(1.51)	1.97
Less distributions from:
Net investment income	(3.48)	(.73)	(.26)	(.20)	(2.25)
Total distributions	(3.48)	(.73)	(.26)	(.20)	(2.25)
Net asset value, end of period	$34.44	$26.48	$35.94	$31.57	$33.28

Total Return[b]	44.71%	(24.86%)	14.72%	(4.56%)	6.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194	$430	$702	$993	$999
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.71%	0.94%	0.86%	0.56%
Total expenses	2.45%	2.47%	2.46%	2.38%	2.38%
Portfolio turnover rate	499%	539%	877%	1,010%	1,060%

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$30.63	$41.14	$35.82	$37.45	$37.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.55	.65	.92	.27
Net gain (loss) on investments (realized and unrealized)	13.40	(10.33)	4.93 [c]	(2.35)	2.22
Total from investment operations	13.63	(9.78)	5.58	(1.43)	2.49
Less distributions from:
Net investment income	(3.48)	(.73)	(.26)	(.20)	(2.25)
Total distributions	(3.48)	(.73)	(.26)	(.20)	(2.25)
Net asset value, end of period	$40.78	$30.63	$41.14	$35.82	$37.45

Total Return	45.83%	(24.27%)	15.63%	(3.86%)	7.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,907	$2,284	$18,436	$8,800	$6,322
Ratios to average net assets:
Net investment income (loss)	0.60%	1.30%	1.69%	2.43%	0.70%
Total expenses	1.66%	1.72%	1.71%	1.63%	1.62%
Portfolio turnover rate	499%	539%	877%	1,010%	1,060%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the one-year period ended March 31, 2021, Retailing Fund Investor Class returned 99.55%, compared with 70.29% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by Internet & direct marketing retail, apparel retail, and home improvement retail.

Amazon.com, Inc., Lowe’s Companies, Inc., and Wayfair, Inc. Class A contributed the most to the Fund’s return for the period. Jumia Technologies AG ADR, Fiverr International Ltd., and GameStop Corp. Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	11.1%
Walmart, Inc.	5.6%
Home Depot, Inc.	5.2%
Alibaba Group Holding Ltd. ADR	3.7%
Costco Wholesale Corp.	3.6%
Lowe’s Companies, Inc.	3.4%
Target Corp.	2.9%
Booking Holdings, Inc.	2.7%
TJX Companies, Inc.	2.5%
Dollar General Corp.	2.1%
Top Ten Total	42.8%

“Ten Largest Holdings” excludes any temporary cash investments.

118 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	99.55%	16.21%	14.60%
A-Class Shares	99.07%	15.95%	14.32%
A-Class Shares with sales charge‡	89.61%	14.82%	13.76%
C-Class Shares	97.47%	15.05%	13.46%
C-Class Shares with CDSC§	96.47%	15.05%	13.46%
H-Class Shares**	99.01%	15.94%	14.23%
S&P 500 Consumer Discretionary Index	70.29%	17.87%	17.50%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph are based on Investor Class and A-Class shares only; performance for C-Class and H-Class will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	March 31, 2021
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Retail - 58.6%
Walmart, Inc.	11,509	$1,563,268
Home Depot, Inc.	4,809	1,467,947
Costco Wholesale Corp.	2,884	1,016,552
Lowe’s Companies, Inc.	5,042	958,888
Target Corp.	4,114	814,860
TJX Companies, Inc.	10,483	693,451
Dollar General Corp.	2,884	584,356
Walgreens Boots Alliance, Inc.	9,989	548,396
O’Reilly Automotive, Inc.*	1,001	507,757
Ross Stores, Inc.	4,198	503,382
AutoZone, Inc.*	343	481,675
Best Buy Company, Inc.	3,732	428,471
Dollar Tree, Inc.*	3,677	420,869
Tractor Supply Co.	2,049	362,837
Burlington Stores, Inc.*	1,205	360,054
CarMax, Inc.*	2,712	359,774
Ulta Beauty, Inc.*	1,077	332,976
L Brands, Inc.*	5,301	327,920
Genuine Parts Co.	2,756	318,566
RH*	523	312,022
Williams-Sonoma, Inc.	1,694	303,565
Five Below, Inc.*	1,422	271,303
Advance Auto Parts, Inc.	1,478	271,198
Gap, Inc.	8,593	255,900
Lithia Motors, Inc. — Class A	642	250,438
Floor & Decor Holdings, Inc. — Class A*	2,603	248,534
Kohl’s Corp.	3,989	237,784
AutoNation, Inc.*	2,356	219,626
BJ’s Wholesale Club Holdings, Inc.*	4,539	203,620
Carvana Co.*	770	202,048
Dick’s Sporting Goods, Inc.	2,650	201,798
Foot Locker, Inc.	3,348	188,325
Ollie’s Bargain Outlet Holdings, Inc.*	2,151	187,137
Nordstrom, Inc.*	4,747	179,769
American Eagle Outfitters, Inc.	5,841	170,791
Macy’s, Inc.*	10,049	162,693
Murphy USA, Inc.	1,122	162,196
Bed Bath & Beyond, Inc.*	4,908	143,068
Big Lots, Inc.	1,828	124,852
GameStop Corp. — Class A*	528	100,225
Total Retail		16,448,891

Internet - 37.9%
Amazon.com, Inc.*	1,004	3,106,456
Alibaba Group Holding Ltd. ADR*	4,608	1,044,772
Booking Holdings, Inc.*	325	757,198
JD.com, Inc. ADR*	6,435	542,664
eBay, Inc.	8,386	513,559
MercadoLibre, Inc.*	330	485,806
Chewy, Inc. — Class A*	5,692	482,169
Wayfair, Inc. — Class A*	1,465	461,109
Pinduoduo, Inc. ADR*	3,408	456,263
Etsy, Inc.*	1,915	386,198
Expedia Group, Inc.*	2,199	378,492
Farfetch Ltd. — Class A*	5,840	309,637
Fiverr International Ltd.*	1,374	298,405
Trip.com Group Ltd. ADR*	7,477	296,313
Jumia Technologies AG ADR*,1	6,938	246,021
Vipshop Holdings Ltd. ADR*	8,031	239,806
Grubhub, Inc.*	3,000	180,000
Stitch Fix, Inc. — Class A*	3,513	174,034
Stamps.com, Inc.*	772	154,022
Overstock.com, Inc.*	1,865	123,575
Total Internet		10,636,499

Distribution & Wholesale - 2.0%
Pool Corp.	855	295,180
LKQ Corp.*	6,509	275,526
Total Distribution & Wholesale		570,706

Apparel - 0.5%
Urban Outfitters, Inc.*	3,870	143,926

Electrical Components & Equipment - 0.4%
Blink Charging Co.*,1	2,750	113,025

Total Common Stocks
(Cost $19,254,743)		27,913,047

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$178,083	178,083
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	80,965	80,965
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	73,893	73,893
Total Repurchase Agreements
(Cost $332,941)		332,941

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	263,122	263,122
Total Securities Lending Collateral
(Cost $263,122)		263,122

Total Investments - 101.5%
(Cost $19,850,806)		$28,509,110
Other Assets & Liabilities, net - (1.5)%		(433,858)
Total Net Assets - 100.0%		$28,075,252

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,913,047	$—	$—	$27,913,047
Repurchase Agreements	—	332,941	—	332,941
Securities Lending Collateral	263,122	—	—	263,122
Total Assets	$28,176,169	$332,941	$—	$28,509,110

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $265,813 of securities loaned (cost $19,517,865)	$28,176,169
Repurchase agreements, at value (cost $332,941)	332,941
Receivables:
Fund shares sold	57,320
Dividends	12,876
Securities lending income	527
Total assets	28,579,833

Liabilities:
Payable for:
Return of securities lending collateral	263,122
Securities purchased	179,935
Management fees	19,746
Transfer agent and administrative fees	6,249
Fund shares redeemed	2,358
Portfolio accounting fees	2,323
Distribution and service fees	831
Trustees’ fees*	422
Miscellaneous	29,595
Total liabilities	504,581
Commitments and contingent liabilities (Note 10)	—
Net assets	$28,075,252

Net assets consist of:
Paid in capital	$18,924,425
Total distributable earnings (loss)	9,150,827
Net assets	$28,075,252

Investor Class:
Net assets	$24,986,879
Capital shares outstanding	437,508
Net asset value per share	$57.11

A-Class:
Net assets	$2,132,614
Capital shares outstanding	39,679
Net asset value per share	$53.75
Maximum offering price per share (Net asset value divided by 95.25%)	$56.43

C-Class:
Net assets	$294,434
Capital shares outstanding	6,299
Net asset value per share	$46.74

H-Class:
Net assets	$661,325
Capital shares outstanding	12,612
Net asset value per share	$52.44

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $722)	$234,566
Interest	94
Income from securities lending, net	3,254
Total investment income	237,914

Expenses:
Management fees	228,117
Distribution and service fees:
A-Class	3,428
C-Class	3,715
H-Class	5,682
Transfer agent and administrative fees	73,995
Portfolio accounting fees	26,843
Registration fees	21,503
Professional fees	10,349
Custodian fees	3,688
Trustees’ fees*	3,333
Miscellaneous	15,189
Total expenses	395,842
Net investment loss	(157,928)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,923,049
Net realized gain	4,923,049
Net change in unrealized appreciation (depreciation) on:
Investments	8,792,473
Net change in unrealized appreciation (depreciation)	8,792,473
Net realized and unrealized gain	13,715,522
Net increase in net assets resulting from operations	$13,557,594

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(157,928)	$(38,822)
Net realized gain on investments	4,923,049	4,774,021
Net change in unrealized appreciation (depreciation) on investments	8,792,473	(6,572,492)
Net increase (decrease) in net assets resulting from operations	13,557,594	(1,837,293)

Capital share transactions:
Proceeds from sale of shares
Investor Class	79,357,647	31,349,501
A-Class	1,348,128	3,834,435
C-Class	1,002,664	834,190
H-Class	9,281,648	3,326,658
Cost of shares redeemed
Investor Class	(69,048,353)	(48,988,755)
A-Class	(417,961)	(9,222,466)
C-Class	(1,175,354)	(1,028,876)
H-Class	(10,177,931)	(9,207,289)
Net increase (decrease) from capital share transactions	10,170,488	(29,102,602)
Net increase (decrease) in net assets	23,728,082	(30,939,895)

Net assets:
Beginning of year	4,347,170	35,287,065
End of year	$28,075,252	$4,347,170

Capital share activity:
Shares sold
Investor Class	1,758,892	925,612
A-Class	32,086	124,928
C-Class	24,969	29,194
H-Class	230,718	105,560
Shares redeemed
Investor Class	(1,437,219)	(1,489,548)
A-Class	(9,294)	(291,563)
C-Class	(28,400)	(36,199)
H-Class	(231,204)	(295,381)
Net increase (decrease) in shares	340,548	(927,397)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$28.62	$33.46	$30.17	$26.78	$26.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.06)	(.02)	.11	.03
Net gain (loss) on investments (realized and unrealized)	28.74	(4.78)	3.35	3.28	(.23)
Total from investment operations	28.49	(4.84)	3.33	3.39	(.20)
Less distributions from:
Net investment income	—	—	(.03)	—	—
Net realized gains	—	—	(.01)	—	—
Total distributions	—	—	(.04)	—	—
Net asset value, end of period	$57.11	$28.62	$33.46	$30.17	$26.78

Total Return	99.55%	(14.47%)	11.06%	12.66%	(0.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,987	$3,316	$22,748	$19,876	$8,498
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.17%)	(0.07%)	0.40%	0.10%
Total expenses	1.43%	1.47%	1.45%	1.37%	1.37%
Portfolio turnover rate	270%	228%	314%	1,306%	887%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$27.00	$31.64	$28.60	$25.44	$25.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.13)	(.05)	— [b]	(.08)
Net gain (loss) on investments (realized and unrealized)	27.13	(4.51)	3.13	3.16	(.17)
Total from investment operations	26.75	(4.64)	3.08	3.16	(.25)
Less distributions from:
Net investment income	—	—	(.03)	—	—
Net realized gains	—	—	(.01)	—	—
Total distributions	—	—	(.04)	—	—
Net asset value, end of period	$53.75	$27.00	$31.64	$28.60	$25.44

Total Return[c]	99.07%	(14.66%)	10.80%	12.42%	(0.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,133	$456	$5,806	$1,260	$1,217
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.42%)	(0.16%)	— [d]	(0.34%)
Total expenses	1.67%	1.72%	1.72%	1.63%	1.62%
Portfolio turnover rate	270%	228%	314%	1,306%	887%

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$23.67	$27.95	$25.46	$22.83	$23.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.33)	(.31)	(.17)	(.23)
Net gain (loss) on investments (realized and unrealized)	23.69	(3.95)	2.84	2.80	(.17)
Total from investment operations	23.07	(4.28)	2.53	2.63	(.40)
Less distributions from:
Net investment income	—	—	(.03)	—	—
Net realized gains	—	—	(.01)	—	—
Total distributions	—	—	(.04)	—	—
Net asset value, end of period	$46.74	$23.67	$27.95	$25.46	$22.83

Total Return[c]	97.47%	(15.31%)	9.97%	11.52%	(1.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$294	$230	$468	$603	$1,601
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(1.16%)	(1.15%)	(0.71%)	(1.00%)
Total expenses	2.44%	2.48%	2.46%	2.38%	2.37%
Portfolio turnover rate	270%	228%	314%	1,306%	887%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$26.35	$30.87	$27.91	$24.83	$25.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.20)	(.11)	.05	(—)[b]
Net gain (loss) on investments (realized and unrealized)	26.48	(4.32)	3.11	3.03	(.24)
Total from investment operations	26.09	(4.52)	3.00	3.08	(.24)
Less distributions from:
Net investment income	—	—	(.03)	—	—
Net realized gains	—	—	(.01)	—	—
Total distributions	—	—	(.04)	—	—
Net asset value, end of period	$52.44	$26.35	$30.87	$27.91	$24.83

Total Return	99.01%	(14.64%)	10.81%	12.40%	(0.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$661	$345	$6,265	$5,079	$411
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.64%)	(0.37%)	0.18%	(—)[d]
Total expenses	1.69%	1.72%	1.70%	1.62%	1.62%
Portfolio turnover rate	270%	228%	314%	1,306%	887%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the one-year period ended March 31, 2021, Technology Fund Investor Class returned 80.31%, compared with 66.61% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by semiconductors, application software and interactive media & services.

Apple, Inc., Alphabet, Inc. - Class A, and Microsoft Corp. contributed the most to the Fund’s return for the period. Momo, Inc. ADR - Class A, Datadog, Inc. - Class A, and Fastly, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.7%
Microsoft Corp.	4.4%
Alphabet, Inc. — Class A	3.9%
Facebook, Inc. — Class A	3.0%
Visa, Inc. — Class A	2.2%
NVIDIA Corp.	1.9%
Mastercard, Inc. — Class A	1.9%
PayPal Holdings, Inc.	1.7%
Intel Corp.	1.6%
Adobe, Inc.	1.6%
Top Ten Total	26.9%

“Ten Largest Holdings” excludes any temporary cash investments.

126 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	80.31%	26.15%	16.55%
A-Class Shares	79.86%	25.84%	16.25%
A-Class Shares with sales charge‡	71.31%	24.62%	15.68%
C-Class Shares	78.52%	24.90%	15.38%
C-Class Shares with CDSC§	77.52%	24.90%	15.38%
H-Class Shares**	79.85%	25.83%	16.13%
S&P 500 Information Technology Index	66.61%	27.64%	20.50%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS	March 31, 2021
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Software - 32.5%
Microsoft Corp.	9,740	$2,296,400
Adobe, Inc.*	1,779	845,683
Oracle Corp.	11,199	785,834
salesforce.com, Inc.*	3,577	757,859
Intuit, Inc.	1,469	562,715
ServiceNow, Inc.*	1,111	555,622
Zoom Video Communications, Inc. — Class A*	1,654	531,414
Fidelity National Information Services, Inc.	3,551	499,306
Fiserv, Inc.*	3,978	473,541
Activision Blizzard, Inc.	5,007	465,651
VMware, Inc. — Class A*,1	2,875	432,544
Autodesk, Inc.*	1,558	431,800
Workday, Inc. — Class A*	1,682	417,859
Twilio, Inc. — Class A*	1,196	407,549
Sea Ltd. ADR*	1,676	374,133
Cadence Design Systems, Inc.*	2,556	350,146
Synopsys, Inc.*	1,407	348,626
Electronic Arts, Inc.	2,559	346,412
DocuSign, Inc.*	1,639	331,815
Paychex, Inc.	3,282	321,702
NetEase, Inc. ADR	2,952	304,823
Atlassian Corporation plc — Class A*	1,435	302,441
ANSYS, Inc.*	885	300,511
Bilibili, Inc. ADR*	2,751	294,522
Datadog, Inc. — Class A*	3,300	275,022
RingCentral, Inc. — Class A*	916	272,858
Slack Technologies, Inc. — Class A*	6,447	261,942
HubSpot, Inc.*	560	254,358
Splunk, Inc.*	1,873	253,754
Cloudflare, Inc. — Class A*	3,570	250,828
Take-Two Interactive Software, Inc.*	1,413	249,677
Coupa Software, Inc.*,1	929	236,412
Broadridge Financial Solutions, Inc.	1,528	233,937
Citrix Systems, Inc.	1,658	232,717
Tyler Technologies, Inc.*	530	225,001
Akamai Technologies, Inc.*	2,199	224,078
Fair Isaac Corp.*	440	213,862
MongoDB, Inc.*	767	205,119
Ceridian HCM Holding, Inc.*	2,280	192,136
Nuance Communications, Inc.*	4,376	190,969
Jack Henry & Associates, Inc.	1,230	186,616
Dropbox, Inc. — Class A*	6,761	180,248
Fastly, Inc. — Class A*,1	2,180	146,670
Alteryx, Inc. — Class A*	1,537	127,509
Total Software		17,152,621

Semiconductors - 21.1%
NVIDIA Corp.	1,876	1,001,653
Intel Corp.	13,601	870,464
Broadcom, Inc.	1,606	744,638
Texas Instruments, Inc.	3,924	741,597
QUALCOMM, Inc.	5,039	668,121
Applied Materials, Inc.	4,826	644,754
Micron Technology, Inc.*	6,018	530,848
Advanced Micro Devices, Inc.*	6,717	527,285
Lam Research Corp.	885	526,787
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,697	437,281
Analog Devices, Inc.	2,681	415,769
KLA Corp.	1,250	413,000
NXP Semiconductor N.V.	1,801	362,613
Microchip Technology, Inc.	2,324	360,731
ASML Holding N.V. — Class G	567	350,043
Marvell Technology Group Ltd.	6,565	321,554
Skyworks Solutions, Inc.	1,655	303,659
Xilinx, Inc.	2,418	299,590
Maxim Integrated Products, Inc.	2,976	271,917
Teradyne, Inc.	2,069	251,756
Qorvo, Inc.*	1,373	250,847
ON Semiconductor Corp.*	5,525	229,895
Monolithic Power Systems, Inc.	627	221,463
Cree, Inc.*	1,780	192,471
Inphi Corp.*	990	176,626
Total Semiconductors		11,115,362

Internet - 16.7%
Alphabet, Inc. — Class A*	992	2,046,020
Facebook, Inc. — Class A*	5,443	1,603,127
Snap, Inc. — Class A*	8,653	452,465
Baidu, Inc. ADR*	1,847	401,815
Pinterest, Inc. — Class A*	5,124	379,330
Shopify, Inc. — Class A*	341	377,316
Twitter, Inc.*	5,893	374,972
Match Group, Inc.*	2,310	317,348
Palo Alto Networks, Inc.*	946	304,669
Zillow Group, Inc. — Class C*	2,309	299,339
Okta, Inc.*	1,346	296,699
CDW Corp.	1,615	267,686
VeriSign, Inc.*	1,326	263,556
Wix.com Ltd.*	910	254,090
IAC*	1,053	227,774
Zendesk, Inc.*	1,651	218,956
GoDaddy, Inc. — Class A*	2,600	201,812
F5 Networks, Inc.*	954	199,023
NortonLifeLock, Inc.	8,935	189,958
Anaplan, Inc.*	2,800	150,780
Total Internet		8,826,735

Computers - 12.9%
Apple, Inc.	20,106	2,455,948
International Business Machines Corp.	4,463	594,740
Accenture plc — Class A	1,637	452,221
Dell Technologies, Inc. — Class C*	4,972	438,282
Cognizant Technology Solutions Corp. — Class A	4,494	351,071
HP, Inc.	10,927	346,932
Crowdstrike Holdings, Inc. — Class A*	1,846	336,914
Fortinet, Inc.*	1,662	306,506
Infosys Ltd. ADR	15,110	282,859
Check Point Software Technologies Ltd.*	2,394	268,056

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
TECHNOLOGY FUND

	Shares	Value
Zscaler, Inc.*	1,491	$255,960
Western Digital Corp.	3,584	239,232
Seagate Technology plc	3,008	230,864
NetApp, Inc.	3,030	220,190
Total Computers		6,779,775

Commercial Services - 5.3%
PayPal Holdings, Inc.*	3,780	917,935
Square, Inc. — Class A*	2,426	550,823
Automatic Data Processing, Inc.	2,576	485,499
Global Payments, Inc.	2,038	410,820
FleetCor Technologies, Inc.*	927	249,020
Booz Allen Hamilton Holding Corp.	2,230	179,582
Total Commercial Services		2,793,679

Diversified Financial Services - 4.1%
Visa, Inc. — Class A	5,391	1,141,436
Mastercard, Inc. — Class A	2,801	997,296
Total Diversified Financial Services		2,138,732

Telecommunications - 3.2%
Cisco Systems, Inc.	15,847	819,448
Motorola Solutions, Inc.	1,639	308,214
Arista Networks, Inc.*	892	269,286
Ciena Corp.*	2,850	155,952
Juniper Networks, Inc.	6,155	155,906
Total Telecommunications		1,708,806

Energy-Alternate Sources - 1.4%
SolarEdge Technologies, Inc.*	1,132	325,382
Enphase Energy, Inc.*	1,596	258,808
First Solar, Inc.*	1,991	173,814
Total Energy-Alternate Sources		758,004

Electronics - 1.2%
Amphenol Corp. — Class A	5,176	341,461
TE Connectivity Ltd.	2,100	271,131
Total Electronics		612,592

Advertising - 0.6%
Trade Desk, Inc. — Class A*	449	292,595

Office & Business Equipment - 0.5%
Zebra Technologies Corp. — Class A*	589	285,771

Total Common Stocks
(Cost $21,783,183)		52,464,672

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$184,852	184,852
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	84,043	84,043
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	76,702	76,702
Total Repurchase Agreements
(Cost $345,597)		345,597

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	606,261	606,261
Total Securities Lending Collateral
(Cost $606,261)		606,261

Total Investments - 101.4%
(Cost $22,735,041)		$53,416,530
Other Assets & Liabilities, net - (1.4)%		(717,146)
Total Net Assets - 100.0%		$52,699,384

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$52,464,672	$—	$—	$52,464,672
Repurchase Agreements	—	345,597	—	345,597
Securities Lending Collateral	606,261	—	—	606,261
Total Assets	$53,070,933	$345,597	$—	$53,416,530

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $608,783 of securities loaned (cost $22,389,444)	$53,070,933
Repurchase agreements, at value (cost $345,597)	345,597
Cash	84
Receivables:
Fund shares sold	132,891
Dividends	14,014
Foreign tax reclaims	1,107
Securities lending income	57
Total assets	53,564,683

Liabilities:
Payable for:
Return of securities lending collateral	606,261
Fund shares redeemed	136,382
Management fees	38,703
Transfer agent and administrative fees	12,248
Distribution and service fees	7,589
Portfolio accounting fees	4,553
Trustees’ fees*	839
Miscellaneous	58,724
Total liabilities	865,299
Commitments and contingent liabilities (Note 10)	—
Net assets	$52,699,384

Net assets consist of:
Paid in capital	$17,078,284
Total distributable earnings (loss)	35,621,100
Net assets	$52,699,384

Investor Class:
Net assets	$35,561,965
Capital shares outstanding	200,136
Net asset value per share	$177.69

A-Class:
Net assets	$9,189,749
Capital shares outstanding	56,069
Net asset value per share	$163.90
Maximum offering price per share (Net asset value divided by 95.25%)	$172.07

C-Class:
Net assets	$6,214,036
Capital shares outstanding	43,211
Net asset value per share	$143.81

H-Class:
Net assets	$1,733,634
Capital shares outstanding	10,824
Net asset value per share	$160.17

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,406)	$498,037
Interest	212
Income from securities lending, net	7,056
Total investment income	505,305

Expenses:
Management fees	532,079
Distribution and service fees:
A-Class	20,089
C-Class	56,328
H-Class	20,410
Transfer agent and administrative fees	175,803
Portfolio accounting fees	62,611
Professional fees	27,897
Trustees’ fees*	13,737
Custodian fees	9,310
Line of credit fees	20
Miscellaneous	83,375
Total expenses	1,001,659
Net investment loss	(496,354)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,704,253
Net realized gain	16,704,253
Net change in unrealized appreciation (depreciation) on:
Investments	17,934,029
Net change in unrealized appreciation (depreciation)	17,934,029
Net realized and unrealized gain	34,638,282
Net increase in net assets resulting from operations	$34,141,928

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(496,354)	$(238,094)
Net realized gain on investments	16,704,253	7,471,785
Net change in unrealized appreciation (depreciation) on investments	17,934,029	(9,218,136)
Net increase (decrease) in net assets resulting from operations	34,141,928	(1,984,445)

Distributions to shareholders:
Investor Class	(626,479)	(218,299)
A-Class	(157,334)	(36,076)
C-Class	(128,380)	(29,921)
H-Class	(148,326)	(44,819)
Total distributions to shareholders	(1,060,519)	(329,115)

Capital share transactions:
Proceeds from sale of shares
Investor Class	100,514,105	114,605,193
A-Class	2,394,726	2,836,127
C-Class	4,172,637	3,924,183
H-Class	27,010,757	30,618,988
Distributions reinvested
Investor Class	611,649	214,441
A-Class	153,794	35,404
C-Class	127,649	29,756
H-Class	147,540	44,810
Cost of shares redeemed
Investor Class	(108,748,503)	(150,527,001)
A-Class	(2,845,095)	(3,403,826)
C-Class	(4,736,046)	(5,615,143)
H-Class	(34,928,240)	(40,117,567)
Net decrease from capital share transactions	(16,125,027)	(47,354,635)
Net increase (decrease) in net assets	16,956,382	(49,668,195)

Net assets:
Beginning of year	35,743,002	85,411,197
End of year	$52,699,384	$35,743,002

Capital share activity:
Shares sold
Investor Class	695,815	1,049,477
A-Class	17,600	28,267
C-Class	36,933	43,711
H-Class	255,121	314,033
Shares issued from reinvestment of distributions
Investor Class	3,684	1,897
A-Class	1,004	338
C-Class	947	320
H-Class	985	438
Shares redeemed
Investor Class	(730,778)	(1,419,055)
A-Class	(19,880)	(34,820)
C-Class	(40,831)	(64,028)
H-Class	(283,151)	(415,628)
Net decrease in shares	(62,551)	(495,050)

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$100.21	$101.77	$94.62	$75.45	$60.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.22)	(.31)	(.29)	(.09)
Net gain (loss) on investments (realized and unrealized)	81.24	(.80)	11.99	20.66	15.01
Total from investment operations	80.28	(1.02)	11.68	20.37	14.92
Less distributions from:
Net realized gains	(2.80)	(.54)	(4.53)	(1.20)	—
Total distributions	(2.80)	(.54)	(4.53)	(1.20)	—
Net asset value, end of period	$177.69	$100.21	$101.77	$94.62	$75.45

Total Return	80.31%	(1.06%)	13.05%	27.11%	24.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,562	$23,190	$60,972	$76,820	$55,016
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.20%)	(0.32%)	(0.34%)	(0.13%)
Total expenses	1.44%	1.47%	1.46%	1.37%	1.38%
Portfolio turnover rate	195%	165%	255%	270%	320%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$92.79	$94.51	$88.40	$70.74	$56.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.24)	(.41)	(.49)	(.45)	(.25)
Net gain (loss) on investments (realized and unrealized)	75.15	(.77)	11.13	19.31	14.11
Total from investment operations	73.91	(1.18)	10.64	18.86	13.86
Less distributions from:
Net realized gains	(2.80)	(.54)	(4.53)	(1.20)	—
Total distributions	(2.80)	(.54)	(4.53)	(1.20)	—
Net asset value, end of period	$163.90	$92.79	$94.51	$88.40	$70.74

Total Return[b]	79.86%	(1.31%)	12.77%	26.77%	24.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,190	$5,321	$6,007	$5,033	$3,294
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.40%)	(0.54%)	(0.56%)	(0.40%)
Total expenses	1.69%	1.73%	1.71%	1.63%	1.63%
Portfolio turnover rate	195%	165%	255%	270%	320%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$82.23	$84.44	$80.06	$64.64	$52.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.01)	(1.06)	(1.10)	(1.02)	(.64)
Net gain (loss) on investments (realized and unrealized)	66.39	(.61)	10.01	17.64	12.91
Total from investment operations	64.38	(1.67)	8.91	16.62	12.27
Less distributions from:
Net realized gains	(2.80)	(.54)	(4.53)	(1.20)	—
Total distributions	(2.80)	(.54)	(4.53)	(1.20)	—
Net asset value, end of period	$143.81	$82.23	$84.44	$80.06	$64.64

Total Return[b]	78.52%	(2.05%)	11.93%	25.85%	23.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,214	$3,796	$5,586	$6,409	$3,203
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(1.17%)	(1.33%)	(1.37%)	(1.12%)
Total expenses	2.44%	2.48%	2.46%	2.38%	2.37%
Portfolio turnover rate	195%	165%	255%	270%	320%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$90.72	$92.40	$86.54	$69.27	$55.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.01)	(.47)	(.64)	(.46)	(.30)
Net gain (loss) on investments (realized and unrealized)	73.26	(.67)	11.03	18.93	13.85
Total from investment operations	72.25	(1.14)	10.39	18.47	13.55
Less distributions from:
Net realized gains	(2.80)	(.54)	(4.53)	(1.20)	—
Total distributions	(2.80)	(.54)	(4.53)	(1.20)	—
Net asset value, end of period	$160.17	$90.72	$92.40	$86.54	$69.27

Total Return	79.85%	(1.30%)	12.76%	26.78%	24.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,734	$3,435	$12,846	$40,149	$21,504
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.47%)	(0.71%)	(0.58%)	(0.46%)
Total expenses	1.74%	1.72%	1.70%	1.63%	1.63%
Portfolio turnover rate	195%	165%	255%	270%	320%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the one-year period ended March 31, 2021, Telecommunications Fund Investor Class returned 32.55%, compared with 60.88% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by communications equipment, alternative carriers, and wireless telecommunication services.

T-Mobile US, Inc., Cisco Systems, Inc., and Ubiquiti, Inc. contributed the most to the Fund’s return for the period. China Mobile Ltd. ADR and Charter Communications, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	8.4%
Cisco Systems, Inc.	8.1%
AT&T, Inc.	7.9%
T-Mobile US, Inc.	6.7%
Comcast Corp. — Class A	6.6%
Charter Communications, Inc. — Class A	5.2%
Motorola Solutions, Inc.	3.7%
Liberty Broadband Corp. — Class C	3.4%
Arista Networks, Inc.	3.2%
DISH Network Corp. — Class A	2.7%
Top Ten Total	55.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	32.55%	8.06%	4.37%
A-Class Shares	32.20%	7.79%	4.11%
A-Class Shares with sales charge‡	25.93%	6.74%	3.61%
C-Class Shares	31.22%	6.98%	3.40%
C-Class Shares with CDSC§	30.22%	6.98%	3.40%
H-Class Shares**	32.24%	7.84%	4.01%
S&P 500 Telecommunication Services Index	60.88%	10.15%	10.41%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

136 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Telecommunications - 66.8%
Verizon Communications, Inc.	3,877	$225,448
Cisco Systems, Inc.	4,206	217,492
AT&T, Inc.	6,971	211,012
T-Mobile US, Inc.*	1,426	178,664
Motorola Solutions, Inc.	524	98,538
Arista Networks, Inc.*	282	85,133
Ubiquiti, Inc.	234	69,802
Lumen Technologies, Inc.	4,809	64,200
Ciena Corp.*	909	49,741
Juniper Networks, Inc.	1,958	49,596
Iridium Communications, Inc.*	1,013	41,786
America Movil SAB de CV — Class L ADR	2,744	37,264
BCE, Inc.	823	37,150
Vodafone Group plc ADR	1,983	36,547
TELUS Corp.	1,696	33,801
Rogers Communications, Inc. — Class B	714	32,915
Viavi Solutions, Inc.*	2,030	31,871
Viasat, Inc.*	618	29,707
CommScope Holding Company, Inc.*	1,918	29,460
Vonage Holdings Corp.*	2,485	29,373
Telephone & Data Systems, Inc.	1,219	27,988
Shenandoah Telecommunications Co.	546	26,650
InterDigital, Inc.	374	23,730
Infinera Corp.*	2,444	23,536
Calix, Inc.*	627	21,732
Plantronics, Inc.*	543	21,128
NETGEAR, Inc.*	458	18,824
Inseego Corp.*,1	1,712	17,120
Cincinnati Bell, Inc.*	988	15,166
Total Telecommunications		1,785,374

Media - 25.3%
Comcast Corp. — Class A	3,276	177,264
Charter Communications, Inc. — Class A*	227	140,064
Liberty Broadband Corp. — Class C*	612	91,892
DISH Network Corp. — Class A*	2,028	73,414
Altice USA, Inc. — Class A*	2,030	66,036
Cable One, Inc.	32	58,507
Liberty Global plc — Class C*	1,628	41,579
Liberty Latin America Ltd. — Class C*	2,199	28,543
Total Media		677,299
Internet - 3.6%
F5 Networks, Inc.*	301	62,795
Cogent Communications Holdings, Inc.	470	32,317
Total Internet		95,112

Computers - 2.6%
Lumentum Holdings, Inc.*	513	46,862
NetScout Systems, Inc.*	854	24,049
Total Computers		70,911

Software - 1.2%
Bandwidth, Inc. — Class A*	247	31,305

Total Common Stocks
(Cost $2,174,437)		2,660,001

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$8,619	8,619
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	3,919	3,919
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	3,576	3,576
Total Repurchase Agreements
(Cost $16,114)		16,114

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	8,570	8,570
Total Securities Lending Collateral
(Cost $8,570)		8,570

Total Investments - 100.4%
(Cost $2,199,121)		$2,684,685
Other Assets & Liabilities, net - (0.4)%		(11,966)
Total Net Assets - 100.0%		$2,672,719

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,660,001	$—	$—	$2,660,001
Repurchase Agreements	—	16,114	—	16,114
Securities Lending Collateral	8,570	—	—	8,570
Total Assets	$2,668,571	$16,114	$—	$2,684,685

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $8,570 of securities loaned (cost $2,183,007)	$2,668,571
Repurchase agreements, at value (cost $16,114)	16,114
Receivables:
Fund shares sold	32,519
Dividends	2,885
Securities lending income	25
Total assets	2,720,114

Liabilities:
Payable for:
Securities purchased	19,161
Fund shares redeemed	14,215
Return of securities lending collateral	8,570
Management fees	1,754
Transfer agent and administrative fees	555
Distribution and service fees	313
Portfolio accounting fees	207
Trustees’ fees*	37
Miscellaneous	2,583
Total liabilities	47,395
Commitments and contingent liabilities (Note 10)	—
Net assets	$2,672,719

Net assets consist of:
Paid in capital	$4,398,398
Total distributable earnings (loss)	(1,725,679)
Net assets	$2,672,719

Investor Class:
Net assets	$1,772,839
Capital shares outstanding	31,639
Net asset value per share	$56.03

A-Class:
Net assets	$467,215
Capital shares outstanding	9,184
Net asset value per share	$50.87
Maximum offering price per share (Net asset value divided by 95.25%)	$53.41

C-Class:
Net assets	$187,967
Capital shares outstanding	4,269
Net asset value per share	$44.03

H-Class:
Net assets	$244,698
Capital shares outstanding	4,943
Net asset value per share	$49.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,260)	$117,139
Interest	10
Income from securities lending, net	130
Total investment income	117,279

Expenses:
Management fees	36,389
Distribution and service fees:
A-Class	1,209
C-Class	1,633
H-Class	370
Transfer agent and administrative fees	12,160
Registration fees	4,486
Portfolio accounting fees	4,282
Professional fees	2,575
Trustees’ fees*	1,209
Custodian fees	652
Line of credit fees	11
Miscellaneous	469
Total expenses	65,445
Net investment income	51,834

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	452,744
Net realized gain	452,744
Net change in unrealized appreciation (depreciation) on:
Investments	577,545
Net change in unrealized appreciation (depreciation)	577,545
Net realized and unrealized gain	1,030,289
Net increase in net assets resulting from operations	$1,082,123

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,834	$64,953
Net realized gain (loss) on investments	452,744	(95,584)
Net change in unrealized appreciation (depreciation) on investments	577,545	(901,647)
Net increase (decrease) in net assets resulting from operations	1,082,123	(932,278)

Distributions to shareholders:
Investor Class	(33,285)	(113,546)
A-Class	(11,456)	(17,634)
C-Class	(5,894)	(6,767)
H-Class	(2,961)	(15,192)
Total distributions to shareholders	(53,596)	(153,139)

Capital share transactions:
Proceeds from sale of shares
Investor Class	11,143,082	24,964,902
A-Class	215,071	623,152
C-Class	1,114,484	1,848,670
H-Class	179,033	1,719,340
Distributions reinvested
Investor Class	32,851	112,956
A-Class	9,865	17,633
C-Class	5,868	6,726
H-Class	2,961	15,192
Cost of shares redeemed
Investor Class	(13,224,675)	(24,123,207)
A-Class	(325,159)	(640,505)
C-Class	(1,087,947)	(1,966,664)
H-Class	(71,584)	(1,924,759)
Net increase (decrease) from capital share transactions	(2,006,150)	653,436
Net decrease in net assets	(977,623)	(431,981)

Net assets:
Beginning of year	3,650,342	4,082,323
End of year	$2,672,719	$3,650,342

Capital share activity:
Shares sold
Investor Class	222,275	495,964
A-Class	4,543	13,794
C-Class	28,170	45,924
H-Class	3,760	38,272
Shares issued from reinvestment of distributions
Investor Class	622	2,364
A-Class	205	404
C-Class	141	176
H-Class	63	358
Shares redeemed
Investor Class	(260,351)	(488,814)
A-Class	(6,878)	(13,917)
C-Class	(27,407)	(48,887)
H-Class	(1,601)	(43,359)
Net increase (decrease) in shares	(36,458)	2,279

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$43.19	$50.17	$47.66	$47.95	$42.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.69	.46	.43	.49
Net gain (loss) on investments (realized and unrealized)	13.33	(5.91)	2.17 [c]	1.17	5.55
Total from investment operations	13.99	(5.22)	2.63	1.60	6.04
Less distributions from:
Net investment income	(1.15)	(1.76)	(.02)	(1.89)	(1.00)
Net realized gains	—	—	(.10)	—	—
Total distributions	(1.15)	(1.76)	(.12)	(1.89)	(1.00)
Net asset value, end of period	$56.03	$43.19	$50.17	$47.66	$47.95

Total Return	32.55%	(10.74%)	5.52%	3.33%	14.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,773	$2,984	$2,989	$1,309	$12,539
Ratios to average net assets:
Net investment income (loss)	1.33%	1.38%	0.94%	0.89%	1.09%
Total expenses	1.46%	1.48%	1.47%	1.38%	1.38%
Portfolio turnover rate	344%	561%	2,115%	1,455%	605%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$39.40	$46.03	$43.84	$44.39	$39.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.31	.43	.20	.32
Net gain (loss) on investments (realized and unrealized)	12.21	(5.18)	1.88 [c]	1.14	5.19
Total from investment operations	12.62	(4.87)	2.31	1.34	5.51
Less distributions from:
Net investment income	(1.15)	(1.76)	(.02)	(1.89)	(1.00)
Net realized gains	—	—	(.10)	—	—
Total distributions	(1.15)	(1.76)	(.12)	(1.89)	(1.00)
Net asset value, end of period	$50.87	$39.40	$46.03	$43.84	$44.39

Total Return[b]	32.20%	(10.95%)	5.27%	3.08%	13.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467	$446	$508	$448	$1,081
Ratios to average net assets:
Net investment income (loss)	0.90%	0.69%	0.96%	0.45%	0.75%
Total expenses	1.70%	1.73%	1.71%	1.63%	1.62%
Portfolio turnover rate	344%	561%	2,115%	1,455%	605%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$34.47	$40.81	$39.17	$40.14	$36.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.04	.06	(.09)	.03
Net gain (loss) on investments (realized and unrealized)	10.70	(4.62)	1.70 [c]	1.01	4.68
Total from investment operations	10.71	(4.58)	1.76	.92	4.71
Less distributions from:
Net investment income	(1.15)	(1.76)	(.02)	(1.89)	(1.00)
Net realized gains	—	—	(.10)	—	—
Total distributions	(1.15)	(1.76)	(.12)	(1.89)	(1.00)
Net asset value, end of period	$44.03	$34.47	$40.81	$39.17	$40.14

Total Return[b]	31.22%	(11.62%)	4.49%	2.30%	13.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188	$116	$251	$368	$406
Ratios to average net assets:
Net investment income (loss)	0.03%	0.10%	0.15%	(0.22%)	0.07%
Total expenses	2.43%	2.48%	2.46%	2.38%	2.37%
Portfolio turnover rate	344%	561%	2,115%	1,455%	605%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$38.36	$44.88	$42.66	$43.21	$38.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.44	1.16	(.06)	.58
Net gain (loss) on investments (realized and unrealized)	12.01	(5.20)	1.18 [c]	1.40	4.78
Total from investment operations	12.29	(4.76)	2.34	1.34	5.36
Less distributions from:
Net investment income	(1.15)	(1.76)	(.02)	(1.89)	(1.00)
Net realized gains	—	—	(.10)	—	—
Total distributions	(1.15)	(1.76)	(.12)	(1.89)	(1.00)
Net asset value, end of period	$49.50	$38.36	$44.88	$42.66	$43.21

Total Return	32.24%	(10.98%)	5.51%	3.07%	13.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$245	$104	$334	$140	$1,213
Ratios to average net assets:
Net investment income (loss)	0.61%	0.99%	2.73%	(0.14%)	1.44%
Total expenses	1.68%	1.73%	1.74%	1.63%	1.62%
Portfolio turnover rate	344%	561%	2,115%	1,455%	605%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the one-year period ended March 31, 2021, Transportation Fund Investor Class returned 125.41%, compared with 69.61% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 56.35%.

Automobile manufacturers, trucking, and auto parts & equipment contributed the most to return of the Fund for the period. The only industry to detract from return was construction machinery & heavy trucks.

Tesla, Inc., United Parcel Service, Inc. - Class B, and General Motors Co. contributed the most to the Fund’s return for the period. QuantumScape Corp., Hertz Global Holdings, Inc., and Luminar Technologies, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	8.8%
United Parcel Service, Inc. — Class B	5.1%
Union Pacific Corp.	5.0%
Uber Technologies, Inc.	4.1%
FedEx Corp.	3.7%
General Motors Co.	3.7%
CSX Corp.	3.6%
Norfolk Southern Corp.	3.4%
NIO, Inc. ADR	2.6%
Southwest Airlines Co.	2.5%
Top Ten Total	42.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	125.41%	16.42%	13.56%
A-Class Shares	124.81%	16.13%	13.28%
A-Class Shares with sales charge‡	114.13%	15.00%	12.73%
C-Class Shares	123.15%	15.26%	12.44%
C-Class Shares with CDSC§	122.15%	15.26%	12.44%
H-Class Shares**	124.86%	16.12%	13.16%
S&P 500 Industrials Index	69.61%	13.72%	12.23%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

144 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Transportation - 41.2%
United Parcel Service, Inc. — Class B	22,881	$3,889,541
Union Pacific Corp.	17,361	3,826,538
FedEx Corp.	9,904	2,813,132
CSX Corp.	28,629	2,760,408
Norfolk Southern Corp.	9,576	2,571,347
Old Dominion Freight Line, Inc.	6,982	1,678,543
Kansas City Southern	6,300	1,662,696
Expeditors International of Washington, Inc.	12,574	1,354,094
J.B. Hunt Transport Services, Inc.	7,943	1,334,980
CH Robinson Worldwide, Inc.	11,620	1,108,897
XPO Logistics, Inc.*	8,806	1,085,780
ZTO Express Cayman, Inc. ADR	31,918	930,410
Canadian Pacific Railway Ltd.[1]	2,372	899,676
Knight-Swift Transportation Holdings, Inc.	18,640	896,398
Canadian National Railway Co.	7,686	891,422
Saia, Inc.*	3,367	776,363
Landstar System, Inc.	4,701	775,947
Ryder System, Inc.	8,311	628,727
Werner Enterprises, Inc.	11,830	558,021
Kirby Corp.*	9,255	557,891
Atlas Air Worldwide Holdings, Inc.*	6,840	413,410
Total Transportation		31,414,221

Auto Manufacturers - 19.7%
Tesla, Inc.*	10,069	6,725,387
General Motors Co.*	48,694	2,797,957
NIO, Inc. ADR*	51,610	2,011,758
Ferrari N.V.	4,500	941,760
Stellantis N.V.	47,282	841,147
Nikola Corp.*,1	50,630	703,251
Fisker, Inc.*	36,560	629,563
Workhorse Group, Inc.*,1	27,870	383,770
Total Auto Manufacturers		15,034,593

Auto Parts & Equipment - 14.2%
QuantumScape Corp.*,1	24,970	1,117,408
Aptiv plc*	7,692	1,060,727
BorgWarner, Inc.	22,007	1,020,245
Lear Corp.	5,530	1,002,312
Gentex Corp.	25,563	911,832
Magna International, Inc.	9,821	864,641
Autoliv, Inc.*	9,216	855,245
Luminar Technologies, Inc.*,1	34,530	839,424
Fox Factory Holding Corp.*	5,516	700,863
Adient plc*	14,361	634,756
Goodyear Tire & Rubber Co.*	35,930	631,290
Dana, Inc.	23,425	569,930
Visteon Corp.*	4,518	550,970
Faurecia SE*	659	35,109
Total Auto Parts & Equipment		10,794,752

Airlines - 13.9%
Southwest Airlines Co.*	30,608	1,868,924
Delta Air Lines, Inc.*	35,421	1,710,126
United Airlines Holdings, Inc.*	22,509	1,295,168
American Airlines Group, Inc.*	50,050	1,196,195
Alaska Air Group, Inc.*	13,052	903,329
Ryanair Holdings plc ADR*	7,524	865,260
Copa Holdings S.A. — Class A*	9,866	797,074
JetBlue Airways Corp.*	38,430	781,666
Allegiant Travel Co. — Class A*	2,477	604,537
Spirit Airlines, Inc.*	15,624	576,526
Total Airlines		10,598,805

Internet - 5.9%
Uber Technologies, Inc.*	56,760	3,093,988
Lyft, Inc. — Class A*	21,935	1,385,853
Total Internet		4,479,841

Home Builders - 2.4%
Thor Industries, Inc.	6,101	822,049
LCI Industries	4,100	542,348
Winnebago Industries, Inc.	6,270	480,971
Total Home Builders		1,845,368

Leisure Time - 1.1%
Harley-Davidson, Inc.	20,284	813,388

Commercial Services - 0.9%
Avis Budget Group, Inc.*	10,025	727,213

Total Common Stocks
(Cost $53,382,650)		75,708,181

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$243,664	243,664
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	110,781	110,781
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	101,105	101,105
Total Repurchase Agreements
(Cost $455,550)		455,550

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 3.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	2,639,008	$2,639,008
Total Securities Lending Collateral
(Cost $2,639,008)		2,639,008

Total Investments - 103.4%
(Cost $56,477,208)		$78,802,739
Other Assets & Liabilities, net - (3.4)%		(2,612,740)
Total Net Assets - 100.0%		$76,189,999

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$75,708,181	$—	$—	$75,708,181
Repurchase Agreements	—	455,550	—	455,550
Securities Lending Collateral	2,639,008	—	—	2,639,008
Total Assets	$78,347,189	$455,550	$—	$78,802,739

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $2,616,657 of securities loaned (cost $56,021,658)	$78,347,189
Repurchase agreements, at value (cost $455,550)	455,550
Cash	2,083
Receivables:
Fund shares sold	217,390
Dividends	18,690
Securities lending income	1,354
Foreign tax reclaims	117
Total assets	79,042,373

Liabilities:
Payable for:
Return of securities lending collateral	2,639,008
Fund shares redeemed	60,573
Management fees	50,766
Transfer agent and administrative fees	16,066
Portfolio accounting fees	5,972
Distribution and service fees	3,518
Trustees’ fees*	1,076
Miscellaneous	75,395
Total liabilities	2,852,374
Commitments and contingent liabilities (Note 10)	—
Net assets	$76,189,999

Net assets consist of:
Paid in capital	$55,137,645
Total distributable earnings (loss)	21,052,354
Net assets	$76,189,999

Investor Class:
Net assets	$65,281,223
Capital shares outstanding	774,613
Net asset value per share	$84.28

A-Class:
Net assets	$7,785,251
Capital shares outstanding	102,403
Net asset value per share	$76.03
Maximum offering price per share (Net asset value divided by 95.25%)	$79.82

C-Class:
Net assets	$1,954,079
Capital shares outstanding	29,042
Net asset value per share	$67.28

H-Class:
Net assets	$1,169,446
Capital shares outstanding	15,905
Net asset value per share	$73.53

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $4,972)	$414,492
Interest	110
Income from securities lending, net	12,906
Total investment income	427,508

Expenses:
Management fees	326,247
Distribution and service fees:
A-Class	11,368
C-Class	11,850
H-Class	2,180
Transfer agent and administrative fees	105,266
Portfolio accounting fees	38,388
Registration fees	29,831
Professional fees	13,955
Custodian fees	5,181
Trustees’ fees*	3,644
Line of credit fees	71
Miscellaneous	20,574
Total expenses	568,555
Net investment loss	(141,047)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,044,541
Net realized gain	2,044,541
Net change in unrealized appreciation (depreciation) on:
Investments	22,930,104
Net change in unrealized appreciation (depreciation)	22,930,104
Net realized and unrealized gain	24,974,645
Net increase in net assets resulting from operations	$24,833,598

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(141,047)	$57,459
Net realized gain on investments	2,044,541	1,024,892
Net change in unrealized appreciation (depreciation) on investments	22,930,104	(3,939,790)
Net increase (decrease) in net assets resulting from operations	24,833,598	(2,857,439)

Distributions to shareholders:
Investor Class	—	(342,945)
A-Class	—	(187,023)
C-Class	—	(58,531)
H-Class	—	(21,428)
Total distributions to shareholders	—	(609,927)

Capital share transactions:
Proceeds from sale of shares
Investor Class	122,795,894	61,127,966
A-Class	6,706,823	7,233,790
C-Class	1,739,055	1,125,341
H-Class	3,126,338	10,568,259
Distributions reinvested
Investor Class	—	328,816
A-Class	—	182,137
C-Class	—	57,266
H-Class	—	20,968
Cost of shares redeemed
Investor Class	(80,971,211)	(63,728,261)
A-Class	(3,846,052)	(8,147,172)
C-Class	(1,281,133)	(1,742,657)
H-Class	(2,910,829)	(10,652,942)
Net increase (decrease) from capital share transactions	45,358,885	(3,626,489)
Net increase (decrease) in net assets	70,192,483	(7,093,855)

Net assets:
Beginning of year	5,997,516	13,091,371
End of year	$76,189,999	$5,997,516

Capital share activity:
Shares sold
Investor Class	1,966,468	1,157,931
A-Class	113,534	147,945
C-Class	36,253	26,473
H-Class	59,463	236,551
Shares issued from reinvestment of distributions
Investor Class	—	6,317
A-Class	—	3,866
C-Class	—	1,360
H-Class	—	460
Shares redeemed
Investor Class	(1,279,662)	(1,236,077)
A-Class	(63,091)	(169,311)
C-Class	(28,171)	(42,772)
H-Class	(53,494)	(237,384)
Net increase (decrease) in shares	751,300	(104,641)

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$37.39	$50.08	$59.10	$53.52	$46.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	.30	.09	(.04)	.09
Net gain (loss) on investments (realized and unrealized)	47.09	(11.07)	(4.02)	6.85	7.37
Total from investment operations	46.89	(10.77)	(3.93)	6.81	7.46
Less distributions from:
Net investment income	—	(.15)	—	—	(.17)
Net realized gains	—	(1.77)	(5.09)	(1.23)	—
Total distributions	—	(1.92)	(5.09)	(1.23)	(.17)
Net asset value, end of period	$84.28	$37.39	$50.08	$59.10	$53.52

Total Return	125.41%	(22.59%)	(6.33%)	12.67%	16.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,281	$3,283	$7,994	$16,603	$32,911
Ratios to average net assets:
Net investment income (loss)	(0.29%)	0.58%	0.16%	(0.07%)	0.17%
Total expenses	1.41%	1.48%	1.46%	1.37%	1.38%
Portfolio turnover rate	205%	483%	476%	483%	676%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$33.82	$45.58	$54.43	$49.50	$42.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	.17	(.01)	(.07)	(.06)
Net gain (loss) on investments (realized and unrealized)	42.55	(10.01)	(3.75)	6.23	6.86
Total from investment operations	42.21	(9.84)	(3.76)	6.16	6.80
Less distributions from:
Net investment income	—	(.15)	—	—	(.17)
Net realized gains	—	(1.77)	(5.09)	(1.23)	—
Total distributions	—	(1.92)	(5.09)	(1.23)	(.17)
Net asset value, end of period	$76.03	$33.82	$45.58	$54.43	$49.50

Total Return[b]	124.81%	(22.78%)	(6.57%)	12.38%	15.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,785	$1,757	$3,166	$5,760	$4,742
Ratios to average net assets:
Net investment income (loss)	(0.59%)	0.37%	(0.03%)	(0.12%)	(0.12%)
Total expenses	1.68%	1.73%	1.71%	1.63%	1.63%
Portfolio turnover rate	205%	483%	476%	483%	676%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$30.15	$41.14	$50.04	$45.93	$40.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(.67)	(.18)	(.41)	(.43)	(.34)
Net gain (loss) on investments (realized and unrealized)	37.80	(8.89)	(3.40)	5.77	6.35
Total from investment operations	37.13	(9.07)	(3.81)	5.34	6.01
Less distributions from:
Net investment income	—	(.15)	—	—	(.17)
Net realized gains	—	(1.77)	(5.09)	(1.23)	—
Total distributions	—	(1.92)	(5.09)	(1.23)	(.17)
Net asset value, end of period	$67.28	$30.15	$41.14	$50.04	$45.93

Total Return[b]	123.15%	(23.37%)	(7.27%)	11.56%	15.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,954	$632	$1,477	$2,560	$2,307
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(0.43%)	(0.87%)	(0.87%)	(0.81%)
Total expenses	2.43%	2.48%	2.46%	2.38%	2.38%
Portfolio turnover rate	205%	483%	476%	483%	676%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$32.70	$44.14	$52.90	$48.15	$41.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.02)	(.02)	(.13)	(.13)
Net gain (loss) on investments (realized and unrealized)	41.15	(9.50)	(3.65)	6.11	6.74
Total from investment operations	40.83	(9.52)	(3.67)	5.98	6.61
Less distributions from:
Net investment income	—	(.15)	—	—	(.17)
Net realized gains	—	(1.77)	(5.09)	(1.23)	—
Total distributions	—	(1.92)	(5.09)	(1.23)	(.17)
Net asset value, end of period	$73.53	$32.70	$44.14	$52.90	$48.15

Total Return	124.86%	(22.78%)	(6.61%)	12.33%	15.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,169	$325	$455	$1,929	$4,127
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.03%)	(0.04%)	(0.24%)	(0.30%)
Total expenses	1.68%	1.72%	1.69%	1.63%	1.63%
Portfolio turnover rate	205%	483%	476%	483%	676%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the one-year period ended March 31, 2021, Utilities Fund Investor Class returned 17.17%, compared with 19.42% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 56.35%.

All industries contributed to return, led by electric utilities, multi-utilities, and independent power producers & energy.

NextEra Energy, Inc., AES Corp., and Duke Energy Corp. contributed the most to the Fund’s return for the period. FirstEnergy Corp., Sunnova Energy International, Inc., and Ormat Technologies, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	6.3%
Duke Energy Corp.	4.4%
Southern Co.	4.1%
Dominion Energy, Inc.	4.0%
Exelon Corp.	3.3%
American Electric Power Company, Inc.	3.3%
Sempra Energy	3.1%
Xcel Energy, Inc.	3.1%
Eversource Energy	2.8%
WEC Energy Group, Inc.	2.8%
Top Ten Total	37.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	17.17%	6.84%	8.86%
A-Class Shares	16.91%	6.57%	8.59%
A-Class Shares with sales charge‡	11.36%	5.54%	8.06%
C-Class Shares	16.02%	5.78%	7.77%
C-Class Shares with CDSC§	15.02%	5.78%	7.77%
H-Class Shares**	16.92%	6.58%	8.48%
S&P 500 Utilities Index	19.42%	8.92%	11.27%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance of C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

152 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Electric - 83.0%
NextEra Energy, Inc.	24,810	$1,875,884
Duke Energy Corp.	13,645	1,317,152
Southern Co.	19,763	1,228,468
Dominion Energy, Inc.	15,648	1,188,622
Exelon Corp.	22,609	988,918
American Electric Power Company, Inc.	11,590	981,673
Sempra Energy	7,052	934,954
Xcel Energy, Inc.	13,870	922,494
Eversource Energy	9,700	839,923
WEC Energy Group, Inc.	8,950	837,631
Public Service Enterprise Group, Inc.	13,880	835,715
Consolidated Edison, Inc.	10,293	769,916
DTE Energy Co.	5,775	768,883
PG&E Corp.*	62,639	733,503
Edison International	12,029	704,899
PPL Corp.	24,058	693,833
Ameren Corp.	8,384	682,122
Entergy Corp.	6,767	673,113
FirstEnergy Corp.	18,724	649,536
AES Corp.	24,141	647,220
CMS Energy Corp.	10,545	645,565
Avangrid, Inc.	12,033	599,364
Alliant Energy Corp.	10,386	562,506
Evergy, Inc.	9,295	553,331
CenterPoint Energy, Inc.	23,695	536,692
NRG Energy, Inc.	12,257	462,457
Pinnacle West Capital Corp.	5,626	457,675
Vistra Corp.	25,372	448,577
OGE Energy Corp.	11,723	379,356
IDACORP, Inc.	3,367	336,599
Ormat Technologies, Inc.	4,030	316,476
Portland General Electric Co.	6,511	309,077
PNM Resources, Inc.	6,277	307,887
Black Hills Corp.	4,611	307,876
NorthWestern Corp.	4,216	274,883
Total Electric		24,772,780

Gas - 9.7%
Atmos Energy Corp.	5,536	547,234
NiSource, Inc.	19,272	464,648
UGI Corp.	10,708	439,135
National Fuel Gas Co.	6,446	322,236
ONE Gas, Inc.	3,991	306,948
Southwest Gas Holdings, Inc.	4,351	298,957
Spire, Inc.	3,941	291,200
South Jersey Industries, Inc.	10,240	231,219
Total Gas		2,901,577

Water - 4.4%
American Water Works Company, Inc.	5,403	810,018
Essential Utilities, Inc.	11,364	508,539
Total Water		1,318,557

Building Materials - 1.3%
MDU Resources Group, Inc.	12,036	380,458

Energy-Alternate Sources - 1.1%
Sunnova Energy International, Inc.*	8,440	344,521

Total Common Stocks
(Cost $23,811,879)		29,717,893

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.3%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$52,354	52,354
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	23,803	23,803
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	21,723	21,723
Total Repurchase Agreements
(Cost $97,880)		97,880

Total Investments - 99.8%
(Cost $23,909,759)		$29,815,773
Other Assets & Liabilities, net - 0.2%		47,570
Total Net Assets - 100.0%		$29,863,343

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,717,893	$—	$—	$29,717,893
Repurchase Agreements	—	97,880	—	97,880
Total Assets	$29,717,893	$97,880	$—	$29,815,773

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $23,811,879)	$29,717,893
Repurchase agreements, at value (cost $97,880)	97,880
Receivables:
Securities sold	2,441,081
Fund shares sold	503,268
Dividends	66,325
Total assets	32,826,447

Liabilities:
Payable for:
Fund shares redeemed	2,893,818
Management fees	22,284
Transfer agent and administrative fees	7,052
Distribution and service fees	3,674
Portfolio accounting fees	2,622
Trustees’ fees*	474
Miscellaneous	33,180
Total liabilities	2,963,104
Commitments and contingent liabilities (Note10)	—
Net assets	$29,863,343

Net assets consist of:
Paid in capital	$28,333,251
Total distributable earnings (loss)	1,530,092
Net assets	$29,863,343

Investor Class:
Net assets	$21,099,071
Capital shares outstanding	440,260
Net asset value per share	$47.92

A-Class:
Net assets	$5,398,623
Capital shares outstanding	123,488
Net asset value per share	$43.72
Maximum offering price per share (Net asset value divided by 95.25%)	$45.90

C-Class:
Net assets	$2,646,189
Capital shares outstanding	73,834
Net asset value per share	$35.84

H-Class:
Net assets	$719,460
Capital shares outstanding	17,115
Net asset value per share	$42.04

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$1,174,286
Interest	95
Income from securities lending, net	2
Total investment income	1,174,383

Expenses:
Management fees	320,784
Distribution and service fees:
A-Class	10,558
C-Class	43,013
H-Class	2,587
Transfer agent and administrative fees	107,557
Portfolio accounting fees	37,748
Registration fees	37,573
Professional fees	23,096
Trustees’ fees*	11,529
Custodian fees	5,829
Line of credit fees	237
Miscellaneous	3,122
Total expenses	603,633
Net investment income	570,750

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	189,416
Net realized gain	189,416
Net change in unrealized appreciation (depreciation) on:
Investments	5,182,811
Net change in unrealized appreciation (depreciation)	5,182,811
Net realized and unrealized gain	5,372,227
Net increase in net assets resulting from operations	$5,942,977

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$570,750	$1,394,736
Net realized gain on investments	189,416	9,293,608
Net change in unrealized appreciation (depreciation) on investments	5,182,811	(14,274,698)
Net increase (decrease) in net assets resulting from operations	5,942,977	(3,586,354)

Distributions to shareholders:
Investor Class	(523,813)	(798,786)
A-Class	(93,655)	(57,991)
C-Class	(122,577)	(78,736)
H-Class	(17,476)	(30,409)
Total distributions to shareholders	(757,521)	(965,922)

Capital share transactions:
Proceeds from sale of shares
Investor Class	70,298,851	218,676,498
A-Class	2,254,597	4,286,695
C-Class	1,628,826	3,360,227
H-Class	662,559	17,514,422
Distributions reinvested
Investor Class	520,135	795,101
A-Class	90,597	55,451
C-Class	119,470	77,101
H-Class	17,423	30,102
Cost of shares redeemed
Investor Class	(87,712,328)	(287,798,066)
A-Class	(1,773,796)	(5,302,118)
C-Class	(4,696,303)	(4,212,655)
H-Class	(2,549,969)	(20,710,730)
Net decrease from capital share transactions	(21,139,938)	(73,227,972)
Net decrease in net assets	(15,954,482)	(77,780,248)

Net assets:
Beginning of year	45,817,825	123,598,073
End of year	$29,863,343	$45,817,825

Capital share activity:
Shares sold
Investor Class	1,543,484	4,503,840
A-Class	53,928	99,339
C-Class	47,899	90,910
H-Class	16,939	411,293
Shares issued from reinvestment of distributions
Investor Class	11,394	16,472
A-Class	2,174	1,253
C-Class	3,488	2,093
H-Class	435	707
Shares redeemed
Investor Class	(1,929,734)	(5,986,116)
A-Class	(42,912)	(122,823)
C-Class	(137,703)	(114,995)
H-Class	(66,113)	(493,579)
Net decrease in shares	(496,721)	(1,591,606)

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$41.80	$46.23	$39.03	$39.34	$40.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.74	.77	.68	.59
Net gain (loss) on investments (realized and unrealized)	6.37	(4.72)	6.43	.06	2.25
Total from investment operations	7.13	(3.98)	7.20	.74	2.84
Less distributions from:
Net investment income	(1.01)	(.45)	—	(.53)	(.87)
Net realized gains	—	—	—	(.52)	(2.86)
Total distributions	(1.01)	(.45)	—	(1.05)	(3.73)
Net asset value, end of period	$47.92	$41.80	$46.23	$39.03	$39.34

Total Return	17.17%	(8.74%)	18.45%	1.72%	8.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,099	$34,073	$105,443	$9,006	$24,116
Ratios to average net assets:
Net investment income (loss)	1.68%	1.53%	1.80%	1.67%	1.47%
Total expenses	1.45%	1.48%	1.48%	1.38%	1.38%
Portfolio turnover rate	156%	169%	390%	452%	507%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$38.30	$42.50	$35.97	$36.43	$37.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.57	.47	.54	.45
Net gain (loss) on investments (realized and unrealized)	5.86	(4.32)	6.06	.05	2.08
Total from investment operations	6.43	(3.75)	6.53	.59	2.53
Less distributions from:
Net investment income	(1.01)	(.45)	—	(.53)	(.87)
Net realized gains	—	—	—	(.52)	(2.86)
Total distributions	(1.01)	(.45)	—	(1.05)	(3.73)
Net asset value, end of period	$43.72	$38.30	$42.50	$35.97	$36.43

Total Return[b]	16.91%	(8.96%)	18.15%	1.45%	7.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,399	$4,225	$5,633	$3,482	$9,362
Ratios to average net assets:
Net investment income (loss)	1.39%	1.29%	1.21%	1.43%	1.20%
Total expenses	1.70%	1.73%	1.72%	1.63%	1.63%
Portfolio turnover rate	156%	169%	390%	452%	507%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$31.80	$35.63	$30.39	$31.15	$32.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.21	.26	.25	.22
Net gain (loss) on investments (realized and unrealized)	4.84	(3.59)	4.98	.04	1.70
Total from investment operations	5.05	(3.38)	5.24	.29	1.92
Less distributions from:
Net investment income	(1.01)	(.45)	—	(.53)	(.87)
Net realized gains	—	—	—	(.52)	(2.86)
Total distributions	(1.01)	(.45)	—	(1.05)	(3.73)
Net asset value, end of period	$35.84	$31.80	$35.63	$30.39	$31.15

Total Return[b]	16.02%	(9.65%)	17.24%	0.69%	6.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,646	$5,093	$6,489	$6,526	$8,270
Ratios to average net assets:
Net investment income (loss)	0.61%	0.57%	0.79%	0.78%	0.69%
Total expenses	2.45%	2.47%	2.46%	2.38%	2.37%
Portfolio turnover rate	156%	169%	390%	452%	507%

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$36.86	$40.92	$34.64	$35.12	$36.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.50	.57	.31	.41
Net gain (loss) on investments (realized and unrealized)	5.77	(4.11)	5.71	.26	2.04
Total from investment operations	6.19	(3.61)	6.28	.57	2.45
Less distributions from:
Net investment income	(1.01)	(.45)	—	(.53)	(.87)
Net realized gains	—	—	—	(.52)	(2.86)
Total distributions	(1.01)	(.45)	—	(1.05)	(3.73)
Net asset value, end of period	$42.04	$36.86	$40.92	$34.64	$35.12

Total Return	16.92%	(8.97%)	18.13%	1.44%	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$719	$2,427	$6,033	$810	$5,379
Ratios to average net assets:
Net investment income (loss)	1.08%	1.18%	1.51%	0.85%	1.13%
Total expenses	1.72%	1.73%	1.72%	1.63%	1.62%
Portfolio turnover rate	156%	169%	390%	452%	507%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2021, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At March 31, 2021, Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE RYDEX FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise

160 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

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NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
>$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2021, GFD retained sales charges of $128,465 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$273,567	$—	$273,567
Basic Materials Fund	836,677	424,181	1,260,858
Biotechnology Fund	530,216	13,301,693	13,831,909
Consumer Products Fund	2,597,990	6,624,818	9,222,808
Electronics Fund	—	946,545	946,545
Energy Fund	292,058	—	292,058
Energy Services Fund	84,822	—	84,822
Health Care Fund	3,450,206	—	3,450,206
Precious Metals Fund	1,480,043	—	1,480,043
Real Estate Fund	261,411	—	261,411
Technology Fund	—	1,060,519	1,060,519
Telecommunications Fund	53,596	—	53,596
Utilities Fund	757,521	—	757,521

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$179,656	$—	$179,656
Basic Materials Fund	1,119,758	341,784	1,461,542
Biotechnology Fund	—	9,558,792	9,558,792
Consumer Products Fund	2,524,545	1,441,214	3,965,759
Electronics Fund	7,066	—	7,066
Energy Fund	148,596	—	148,596
Energy Services Fund	8,234	—	8,234
Financial Services Fund	115,290	—	115,290
Internet Fund	—	903,814	903,814
Leisure Fund	41,159	—	41,159
Precious Metals Fund	2,055,112	—	2,055,112
Real Estate Fund	248,692	—	248,692
Technology Fund	—	329,115	329,115
Telecommunications Fund	153,139	—	153,139
Transportation Fund	139,337	470,590	609,927
Utilities Fund	965,922	—	965,922

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$173,043	$—	$2,234,379	$(10,294,700)	$—	$(7,887,278)
Basic Materials Fund	993,080	—	13,809,930	—	(130,382)	14,672,628
Biotechnology Fund	20,768,447	10,318,863	81,794,217	—	—	112,881,527
Consumer Products Fund	2,026,650	6,050,582	49,646,461	—	—	57,723,693
Electronics Fund	2,818,384	158,561	24,486,542	—	—	27,463,487
Energy Fund	306,823	—	(4,348,110)	(21,892,552)	—	(25,933,839)
Energy Services Fund	31,147	—	(4,600,756)	(31,215,944)	—	(35,785,553)
Financial Services Fund	440,761	—	5,335,265	—	—	5,776,026
Health Care Fund	2,349,865	—	7,679,066	—	—	10,028,931
Internet Fund	5,759,963	—	12,431,990	—	—	18,191,953
Leisure Fund	1,045,171	—	8,161,132	—	—	9,206,303
Precious Metals Fund	4,119,129	—	2,217,570	(25,522,142)	(276,532)	(19,461,975)
Real Estate Fund	30,821	—	564,727	(6,325,560)	—	(5,730,012)
Retailing Fund	2,322,882	—	6,827,945	—	—	9,150,827
Technology Fund	6,840,735	—	28,780,365	—	—	35,621,100
Telecommunications Fund	5,248	—	125,937	(1,856,864)	—	(1,725,679)
Transportation Fund	1,787,255	—	19,265,099	—	—	21,052,354
Utilities Fund	570,750	—	1,979,586	(1,020,244)	—	1,530,092

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Banking Fund	$(8,822,994)	$(1,471,706)	$(10,294,700)
Energy Fund	(6,034,653)	(15,857,899)	(21,892,552)
Energy Services Fund	(18,418,782)	(12,797,162)	(31,215,944)
Precious Metals Fund	(1,028,615)	(24,493,527)	(25,522,142)
Real Estate Fund	(3,734,149)	(2,591,411)	(6,325,560)
Telecommunications Fund	(1,399,410)	(457,454)	(1,856,864)
Utilities Fund	—	(1,020,244)	(1,020,244)

For the year ended March 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Basic Materials Fund	$1,606,895
Internet Fund	1,122,826
Precious Metals Fund	5,839,853

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, certain corporate actions, and foreign capital gains taxes. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Basic Materials Fund	$136,269	$(136,269)
Biotechnology Fund	18,833,106	(18,833,106)
Consumer Products Fund	4,655,282	(4,655,282)
Electronics Fund	5,990,907	(5,990,907)
Financial Services Fund	342,008	(342,008)
Health Care Fund	6,082,516	(6,082,516)
Internet Fund	5,593,174	(5,593,174)
Leisure Fund	389,279	(389,279)
Retailing Fund	2,234,406	(2,234,406)
Technology Fund	7,103,356	(7,103,356)
Transportation Fund	476,973	(476,973)

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$16,474,923	$2,266,319	$(31,940)	$2,234,379
Basic Materials Fund	35,898,002	13,953,406	(143,476)	13,809,930
Biotechnology Fund	113,674,389	89,502,726	(7,708,509)	81,794,217
Consumer Products Fund	60,256,502	49,646,461	—	49,646,461
Electronics Fund	48,978,010	24,519,526	(32,984)	24,486,542
Energy Fund	27,297,857	—	(4,348,110)	(4,348,110)
Energy Services Fund	11,244,027	—	(4,600,756)	(4,600,756)
Financial Services Fund	34,675,726	5,388,568	(53,303)	5,335,265
Health Care Fund	24,292,416	7,965,810	(286,744)	7,679,066
Internet Fund	21,247,722	12,980,205	(548,215)	12,431,990
Leisure Fund	45,638,778	8,288,404	(127,272)	8,161,132
Precious Metals Fund	110,985,140	3,972,452	(1,754,882)	2,217,570
Real Estate Fund	11,608,518	656,096	(91,369)	564,727
Retailing Fund	21,681,165	6,886,007	(58,062)	6,827,945
Technology Fund	24,636,165	29,096,170	(315,805)	28,780,365
Telecommunications Fund	2,558,748	165,034	(39,097)	125,937
Transportation Fund	59,537,640	20,411,619	(1,146,520)	19,265,099
Utilities Fund	27,836,187	2,030,597	(51,011)	1,979,586

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$88,981,321	$97,745,488
Basic Materials Fund	65,877,984	57,545,952
Biotechnology Fund	240,233,404	277,968,919
Consumer Products Fund	43,934,899	73,341,187
Electronics Fund	80,876,152	86,900,826
Energy Fund	142,328,131	131,486,680
Energy Services Fund	35,752,537	33,622,620
Financial Services Fund	64,541,284	41,691,919
Health Care Fund	130,903,333	141,471,041
Internet Fund	130,114,314	138,674,086
Leisure Fund	66,383,044	29,236,153
Precious Metals Fund	314,093,241	302,562,053
Real Estate Fund	33,464,098	25,888,616
Retailing Fund	77,198,706	67,242,762
Technology Fund	122,045,490	139,774,698
Telecommunications Fund	12,181,120	14,205,434
Transportation Fund	120,871,333	76,034,359
Utilities Fund	58,836,886	80,125,872

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (continued)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$7,004,833	$11,488,328	$144,590
Basic Materials Fund	4,686,844	3,453,925	138,558
Biotechnology Fund	7,711,906	10,046,249	772,736
Consumer Products Fund	1,762,526	8,745,313	2,161,370
Electronics Fund	16,916,418	11,756,159	1,438,314
Energy Fund	8,481,778	9,619,549	(50,141)
Energy Services Fund	5,608,979	6,341,949	(748,747)
Financial Services Fund	10,811,228	7,412,580	(174,543)
Health Care Fund	8,391,241	19,869,281	1,646,840
Internet Fund	11,676,665	28,142,385	2,642,520
Leisure Fund	13,257,900	2,588,271	60,305
Precious Metals Fund	8,279,428	7,870,669	(95,866)
Real Estate Fund	2,193,441	4,056,302	(61,490)
Retailing Fund	10,179,264	5,248,103	216,099
Technology Fund	17,310,984	37,389,126	3,001,966
Telecommunications Fund	1,593,090	1,986,336	42,412
Transportation Fund	8,024,576	5,586,619	546,173
Utilities Fund	2,100,238	5,003,078	126,266

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.01%			2.38%
Due 04/01/21	$124,999,036	$124,999,053	11/15/49	$126,141,600	$127,499,092

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 04/01/21	56,830,637	56,830,653	02/15/51	57,053,077	57,967,257

BofA Securities, Inc.			U.S. Treasury Note
0.01%			0.38%
Due 04/01/21	51,866,820	51,866,827	04/30/25	53,449,300	52,904,236

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$108,491	$(108,491)	$—	$115,144		$—	$115,144
Basic Materials Fund	844,355	(844,355)	—	850,597		—	850,597
Biotechnology Fund	4,673,992	(4,514,930)	159,062	4,514,930	*	—	4,514,930
Consumer Products Fund	1,487,292	(1,487,292)	—	1,504,750		—	1,504,750
Electronics Fund	1,494,033	(1,476,009)	18,024	1,476,009	*	—	1,476,009
Energy Fund	17,261	(17,261)	—	17,740		—	17,740
Energy Services Fund	99,992	(99,992)	—	101,115		—	101,115
Financial Services Fund	430,876	(430,876)	—	442,611		—	442,611
Health Care Fund	508,604	(504,567)	4,037	504,567	*	—	504,567
Internet Fund	460,922	(455,086)	5,836	455,086	*	—	455,086
Leisure Fund	866,939	(866,939)	—	883,846		—	883,846
Precious Metals Fund	2,346,682	(2,325,137)	21,545	2,325,137	*	—	2,325,137
Real Estate Fund	31,204	(31,204)	—	32,671		—	32,671
Retailing Fund	265,813	(263,122)	2,691	263,122	*	—	263,122
Technology Fund	608,783	(606,261)	2,522	606,261	*	—	606,261
Telecommunications Fund	8,570	(8,570)	—	8,570		—	8,570
Transportation Fund	2,616,657	(2,616,657)	—	2,639,008		—	2,639,008

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2021, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On June 8, 2020, the line of credit agreement was renewed at an increased amount of $150,000,000 and expires on June 7, 2021. On February 10, 2021, the line of credit was increased from $150,000,000 to $200,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2021. The Funds did not have any borrowings outstanding under this agreement at March 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2021, were as follows:

Fund	Average Daily Balance
Banking Fund	$312
Basic Materials Fund	2,121
Biotechnology Fund	21,027
Consumer Products Fund	521
Electronics Fund	37,233
Energy Fund	6,312
Energy Services Fund	2,888
Financial Services Fund	1,858
Health Care Fund	581
Internet Fund	3,945
Leisure Fund	945
Precious Metals Fund	8,378
Real Estate Fund	1,570
Retailing	279
Technology Fund	1,581
Telecommunications Fund	885
Transportation Fund	5,616
Utilities Fund	18,737

Note 9 – Reverse Share Splits

Effective on August 10, 2020, reverse share splits occurred for the following Funds:

Fund	Split Type
Energy Fund	One-for-Three Reverse Share Split
Energy Services Fund	One-for-Fifteen Reverse Share Split

The effect of these transactions was to divide the number of outstanding shares of the Energy Fund and the Energy Services Fund by their respective reverse split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, the financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2021, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.00%
Basic Materials Fund	36.45%	17.83%	100.00%
Biotechnology Fund	0.00%	0.00%	100.00%
Consumer Products Fund	100.00%	96.91%	100.00%
Energy Fund	100.00%	100.00%	0.00%
Energy Services Fund	100.00%	100.00%	0.00%
Health Care Fund	4.73%	3.43%	100.00%
Precious Metals Fund	15.47%	9.48%	0.00%
Real Estate Fund	16.90%	16.95%	0.00%
Telecommunications Fund	98.16%	97.52%	0.00%
Utilities Fund	100.00%	100.00%	0.00%

With respect to the taxable year ended March 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$424,181	$—
Biotechnology Fund	13,301,693	18,833,106
Consumer Products Fund	6,624,818	4,655,282
Electronics Fund	946,545	5,990,907
Financial Services Fund	—	155,340
Health Care Fund	—	747,830
Internet Fund	—	1,632,406
Technology Fund	1,060,519	7,081,869

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 74.25% for Real Estate Fund.

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OTHER INFORMATION (Unaudited)(concluded)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

180 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS ANNUAL REPORT | 181

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RBENF-ANN-0321x0322

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	28
INVERSE S&P 500® STRATEGY FUND	41
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	51
INVERSE NASDAQ-100® STRATEGY FUND	61
MID-CAP 1.5x STRATEGY FUND	71
INVERSE MID-CAP STRATEGY FUND	85
RUSSELL 2000® 1.5x STRATEGY FUND	93
RUSSELL 2000® FUND	102
INVERSE RUSSELL 2000® STRATEGY FUND	110
DOW JONES INDUSTRIAL AVERAGE® FUND	119
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	128
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	138
HIGH YIELD STRATEGY FUND	150
INVERSE HIGH YIELD STRATEGY FUND	161
U.S. GOVERNMENT MONEY MARKET FUND	169
NOTES TO FINANCIAL STATEMENTS	176
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	197
OTHER INFORMATION	198
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	200
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	205

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The ongoing crisis caused by COVID-19 continues to materially impact local, national, and global economies in very unpredictable ways. Notably, it continues to disrupt supply chains, resulting in market closures, travel restrictions and quarantines. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2021

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● For more on these and other risks, please read the prospectus.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

In the 12 months ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 56.35% as the equity market roared back to life after a sharp COVID-19-related selloff. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

We upgraded our 2021 U.S. economic growth forecast during the first quarter from 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations in Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the labor market in the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021 the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, we think these factors will prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

We expect easy financial conditions and low rates to support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the 12-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 56.35%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 44.57%. The return of the MSCI Emerging Markets Index* was 58.39%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.71% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 23.72%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.29%	28.35%	$ 1,000.00	$ 1,283.50	$ 7.34
A-Class	1.54%	28.21%	1,000.00	1,282.10	8.76
C-Class	2.29%	27.72%	1,000.00	1,277.20	13.00
H-Class	1.54%	28.22%	1,000.00	1,282.20	8.76
S&P 500® Fund
A-Class	1.61%	18.11%	1,000.00	1,181.10	8.75
C-Class	2.36%	17.66%	1,000.00	1,176.60	12.81
H-Class	1.61%	18.09%	1,000.00	1,180.90	8.75
Inverse S&P 500® Strategy Fund
Investor Class	1.44%	(17.40%)	1,000.00	826.00	6.56
A-Class	1.70%	(17.52%)	1,000.00	824.80	7.73
C-Class	2.45%	(17.80%)	1,000.00	822.00	11.13
H-Class	1.69%	(17.50%)	1,000.00	825.00	7.69
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.32%	29.37%	1,000.00	1,293.70	7.55
C-Class	2.07%	28.89%	1,000.00	1,288.90	11.81
H-Class	1.33%	29.37%	1,000.00	1,293.70	7.61
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.48%	(15.83%)	1,000.00	841.70	6.80
A-Class	1.73%	(15.94%)	1,000.00	840.60	7.94
C-Class	2.49%	(16.26%)	1,000.00	837.40	11.41
H-Class	1.74%	(15.98%)	1,000.00	840.20	7.98
Mid-Cap 1.5x Strategy Fund
A-Class	1.67%	64.48%	1,000.00	1,644.80	11.01
C-Class	2.42%	63.89%	1,000.00	1,638.90	15.92
H-Class	1.69%	64.48%	1,000.00	1,644.80	11.14
Inverse Mid-Cap Strategy Fund
A-Class	1.67%	(30.96%)	1,000.00	690.40	7.04
C-Class	2.40%	(31.21%)	1,000.00	687.90	10.10
H-Class	1.68%	(30.95%)	1,000.00	690.50	7.08
Russell 2000® 1.5x Strategy Fund
A-Class	1.73%	76.57%	1,000.00	1,765.70	11.93
C-Class	2.46%	75.89%	1,000.00	1,758.90	16.92
H-Class	1.73%	76.56%	1,000.00	1,765.60	11.93
Russell 2000® Fund
A-Class	1.64%	46.88%	1,000.00	1,468.80	10.09
C-Class	2.39%	46.36%	1,000.00	1,463.60	14.68
H-Class	1.64%	46.89%	1,000.00	1,468.90	10.09
Inverse Russell 2000® Strategy Fund
A-Class	1.73%	(35.09%)	1,000.00	649.10	7.11
C-Class	2.49%	(35.32%)	1,000.00	646.80	10.22
H-Class	1.72%	(35.07%)	1,000.00	649.30	7.07

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.65%	19.00%	$ 1,000.00	$ 1,190.00	$ 9.01
C-Class	2.39%	18.55%	1,000.00	1,185.50	13.02
H-Class	1.64%	18.99%	1,000.00	1,189.90	8.95
Government Long Bond 1.2x Strategy Fund
Investor Class	1.00%	(23.04%)	1,000.00	769.60	4.41
A-Class	1.25%	(23.23%)	1,000.00	767.70	5.51
C-Class	2.00%	(23.52%)	1,000.00	764.80	8.80
H-Class	1.23%	(23.21%)	1,000.00	767.90	5.42
Inverse Government Long Bond Strategy Fund
Investor Class	2.84%	21.57%	1,000.00	1,215.70	15.69
A-Class	3.05%	21.40%	1,000.00	1,214.00	16.84
C-Class	3.78%	20.94%	1,000.00	1,209.40	20.82
H-Class	3.07%	21.40%	1,000.00	1,214.00	16.95
High Yield Strategy Fund
A-Class	1.53%	5.47%	1,000.00	1,054.70	7.84
C-Class	2.28%	5.07%	1,000.00	1,050.70	11.66
H-Class	1.54%	5.47%	1,000.00	1,054.70	7.89
Inverse High Yield Strategy Fund
A-Class	1.52%	(5.45%)	1,000.00	945.50	7.37
C-Class	2.26%	(6.59%)	1,000.00	934.10	10.90
H-Class	1.53%	(6.26%)	1,000.00	937.40	7.39
U.S. Government Money Market Fund
Money Market Class	0.11%	0.05%	1,000.00	1,000.50	0.55

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.29%	5.00%	$ 1,000.00	$ 1,018.50	$ 6.49
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
S&P 500® Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Inverse S&P 500® Strategy Fund
Investor Class	1.44%	5.00%	1,000.00	1,017.75	7.24
A-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.32%	5.00%	1,000.00	1,018.35	6.64
C-Class	2.07%	5.00%	1,000.00	1,014.61	10.40
H-Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.55	7.44
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Mid-Cap 1.5x Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
Inverse Mid-Cap Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Russell 2000® 1.5x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
Russell 2000® Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Inverse Russell 2000® Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.65%	5.00%	$ 1,000.00	$ 1,016.70	$ 8.30
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Government Long Bond 1.2x Strategy Fund
Investor Class	1.00%	5.00%	1,000.00	1,019.95	5.04
A-Class	1.25%	5.00%	1,000.00	1,018.70	6.29
C-Class	2.00%	5.00%	1,000.00	1,014.96	10.05
H-Class	1.23%	5.00%	1,000.00	1,018.80	6.19
Inverse Government Long Bond Strategy Fund
Investor Class	2.84%	5.00%	1,000.00	1,010.77	14.24
A-Class	3.05%	5.00%	1,000.00	1,009.72	15.28
C-Class	3.78%	5.00%	1,000.00	1,006.08	18.91
H-Class	3.07%	5.00%	1,000.00	1,009.62	15.38
High Yield Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
Inverse High Yield Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
U.S. Government Money Market Fund
Money Market Class	0.11%	5.00%	1,000.00	1,024.38	0.56

[1]

This ratio represents annualized Net Expense, which includes interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.42%, 1.67%, 2.42% and 1.68% for Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invests, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index.

Nova Fund Investor Class returned 90.46%, while the S&P 500 Index returned 56.35% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and Amazon.com, Inc. The holdings detracting the most were Gilead Sciences, Inc. and Biogen, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	4.8%
Apple, Inc.	4.6%
Microsoft Corp.	4.2%
Amazon.com, Inc.	3.1%
Guggenheim Strategy Fund II	2.7%
Facebook, Inc. — Class A	1.7%
Alphabet, Inc. — Class A	1.5%
Alphabet, Inc. — Class C	1.4%
Tesla, Inc.	1.2%
Guggenheim Strategy Fund III	1.1%
Top Ten Total	26.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	90.46%	20.54%	17.71%
A-Class Shares	90.00%	20.25%	17.43%
A-Class Shares with sales charge‡	80.97%	19.08%	16.86%
C-Class Shares	88.56%	19.37%	16.55%
C-Class Shares with CDSC§	87.56%	19.37%	16.55%
S&P 500 Index	56.35%	16.29%	13.91%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	90.03%	20.28%	15.86%
S&P 500 Index	56.35%	16.29%	13.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2021
NOVA FUND

	Shares	Value
COMMON STOCKS† - 79.3%

Technology - 17.7%
Apple, Inc.	149,658	$18,280,725
Microsoft Corp.	71,528	16,864,157
NVIDIA Corp.	5,880	3,139,508
Intel Corp.	38,532	2,466,048
Adobe, Inc.*	4,546	2,161,032
salesforce.com, Inc.*	8,704	1,844,116
Broadcom, Inc.	3,872	1,795,291
Accenture plc — Class A	6,015	1,661,644
Texas Instruments, Inc.	8,727	1,649,316
QUALCOMM, Inc.	10,774	1,428,525
Oracle Corp.	17,589	1,234,220
Applied Materials, Inc.	8,702	1,162,587
International Business Machines Corp.	8,474	1,129,245
Intuit, Inc.	2,597	994,807
Micron Technology, Inc.*	10,608	935,732
ServiceNow, Inc.*	1,860	930,205
Advanced Micro Devices, Inc.*	11,492	902,122
Fidelity National Information Services, Inc.	5,890	828,193
Lam Research Corp.	1,355	806,550
Activision Blizzard, Inc.	7,348	683,364
Fiserv, Inc.*	5,460	649,958
Autodesk, Inc.*	2,085	577,858
Analog Devices, Inc.	3,499	542,625
NXP Semiconductor N.V.	2,627	528,920
KLA Corp.	1,461	482,714
Roper Technologies, Inc.	995	401,323
Microchip Technology, Inc.	2,554	396,432
Cognizant Technology Solutions Corp. — Class A	5,031	393,022
HP, Inc.	11,879	377,158
Electronic Arts, Inc.	2,727	369,154
Cadence Design Systems, Inc.*	2,646	362,476
Synopsys, Inc.*	1,445	358,042
MSCI, Inc. — Class A	783	328,296
Paychex, Inc.	3,044	298,373
Xilinx, Inc.	2,331	288,811
Skyworks Solutions, Inc.	1,564	286,963
ANSYS, Inc.*	823	279,458
Zebra Technologies Corp. — Class A*	507	245,986
Fortinet, Inc.*	1,285	236,980
Maxim Integrated Products, Inc.	2,542	232,263
Cerner Corp.	2,905	208,811
Qorvo, Inc.*	1,074	196,220
Hewlett Packard Enterprise Co.	12,340	194,232
Western Digital Corp.	2,903	193,775
Take-Two Interactive Software, Inc.*	1,092	192,956
Teradyne, Inc.	1,581	192,376
Paycom Software, Inc.*	465	172,078
Broadridge Financial Solutions, Inc.	1,098	168,104
Citrix Systems, Inc.	1,166	163,660
Tyler Technologies, Inc.*	385	163,444
Akamai Technologies, Inc.*	1,548	157,741
NetApp, Inc.	2,111	153,406
Seagate Technology plc	1,905	146,209
Monolithic Power Systems, Inc.	407	143,756
Leidos Holdings, Inc.	1,265	121,794
Jack Henry & Associates, Inc.	721	109,390
DXC Technology Co.*	2,415	75,493
IPG Photonics Corp.*	340	71,720
Total Technology		71,359,364

Consumer, Non-cyclical - 16.0%
Johnson & Johnson	24,929	4,097,081
UnitedHealth Group, Inc.	8,965	3,335,607
Procter & Gamble Co.	23,354	3,162,832
PayPal Holdings, Inc.*	11,107	2,697,224
Abbott Laboratories	16,800	2,013,312
Coca-Cola Co.	36,782	1,938,779
Pfizer, Inc.	52,896	1,916,422
PepsiCo, Inc.	13,084	1,850,732
Merck & Company, Inc.	23,997	1,849,929
AbbVie, Inc.	16,746	1,812,252
Thermo Fisher Scientific, Inc.	3,734	1,704,123
Medtronic plc	12,785	1,510,292
Eli Lilly & Co.	7,544	1,409,370
Amgen, Inc.	5,478	1,362,981
Danaher Corp.	6,011	1,352,956
Bristol-Myers Squibb Co.	21,248	1,341,386
Philip Morris International, Inc.	14,769	1,310,601
CVS Health Corp.	12,436	935,560
Altria Group, Inc.	17,627	901,798
Anthem, Inc.	2,323	833,841
Intuitive Surgical, Inc.*	1,116	824,657
Cigna Corp.	3,337	806,686
S&P Global, Inc.	2,283	805,602
Mondelez International, Inc. — Class A	13,391	783,775
Gilead Sciences, Inc.	11,917	770,196
Automatic Data Processing, Inc.	4,058	764,811
Stryker Corp.	3,103	755,829
Zoetis, Inc.	4,506	709,605
Becton Dickinson and Co.	2,756	670,122
Colgate-Palmolive Co.	8,048	634,424
Estee Lauder Companies, Inc. — Class A	2,179	633,762
Global Payments, Inc.	2,799	564,223
Illumina, Inc.*	1,384	531,539
Vertex Pharmaceuticals, Inc.*	2,465	529,704
Boston Scientific Corp.*	13,440	519,456
Humana, Inc.	1,222	512,323
Edwards Lifesciences Corp.*	5,923	495,400
HCA Healthcare, Inc.	2,514	473,487
Regeneron Pharmaceuticals, Inc.*	998	472,194
Moody’s Corp.	1,525	455,380
Kimberly-Clark Corp.	3,205	445,655
Biogen, Inc.*	1,445	404,239
Baxter International, Inc.	4,790	403,989
IDEXX Laboratories, Inc.*	809	395,852
Sysco Corp.	4,840	381,102
Align Technology, Inc.*	683	369,865
Constellation Brands, Inc. — Class A	1,613	367,764
General Mills, Inc.	5,798	355,533
Centene Corp.*	5,515	352,464

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NOVA FUND

	Shares	Value
IQVIA Holdings, Inc.*	1,814	$350,356
IHS Markit Ltd.	3,535	342,117
Corteva, Inc.	7,056	328,951
DexCom, Inc.*	912	327,764
Monster Beverage Corp.*	3,506	319,361
Alexion Pharmaceuticals, Inc.*	2,085	318,817
Zimmer Biomet Holdings, Inc.	1,971	315,518
Archer-Daniels-Midland Co.	5,296	301,872
McKesson Corp.	1,508	294,120
Cintas Corp.	837	285,677
Verisk Analytics, Inc. — Class A	1,544	272,809
ResMed, Inc.	1,380	267,747
Kroger Co.	7,219	259,812
Kraft Heinz Co.	6,148	245,920
Laboratory Corporation of America Holdings*	926	236,158
Clorox Co.	1,193	230,106
United Rentals, Inc.*	684	225,248
Hershey Co.	1,389	219,684
FleetCor Technologies, Inc.*	791	212,486
McCormick & Company, Inc.	2,361	210,507
Equifax, Inc.	1,155	209,205
Tyson Foods, Inc. — Class A	2,795	207,669
Church & Dwight Company, Inc.	2,324	203,001
West Pharmaceutical Services, Inc.	703	198,091
Teleflex, Inc.	443	184,049
Hologic, Inc.*	2,443	181,710
MarketAxess Holdings, Inc.	360	179,251
Cooper Companies, Inc.	466	178,986
Conagra Brands, Inc.	4,634	174,238
Catalent, Inc.*	1,614	169,970
Cardinal Health, Inc.	2,785	169,189
AmerisourceBergen Corp. — Class A	1,397	164,944
Quest Diagnostics, Inc.	1,266	162,478
Viatris, Inc.*	11,447	159,915
STERIS plc	809	154,098
Varian Medical Systems, Inc.*	871	153,758
Gartner, Inc.*	841	153,525
Kellogg Co.	2,414	152,806
Avery Dennison Corp.	787	144,533
Incyte Corp.*	1,772	144,010
ABIOMED, Inc.*	429	136,735
PerkinElmer, Inc.	1,063	136,372
Dentsply Sirona, Inc.	2,077	132,533
J M Smucker Co.	1,039	131,465
Hormel Foods Corp.	2,663	127,238
Brown-Forman Corp. — Class B	1,732	119,456
Bio-Rad Laboratories, Inc. — Class A*	204	116,519
Quanta Services, Inc.	1,312	115,430
Lamb Weston Holdings, Inc.	1,388	107,542
Universal Health Services, Inc. — Class B	738	98,442
Campbell Soup Co.	1,925	96,770
Henry Schein, Inc.*	1,351	93,543
Molson Coors Beverage Co. — Class B*	1,785	91,303
Nielsen Holdings plc	3,393	85,334
Robert Half International, Inc.	1,073	83,769
DaVita, Inc.*	684	73,715
Rollins, Inc.	2,100	72,282
Perrigo Company plc	1,262	51,073
Total Consumer, Non-cyclical		64,406,693

Communications - 12.8%
Amazon.com, Inc.*	4,059	12,558,871
Facebook, Inc. — Class A*	22,812	6,718,818
Alphabet, Inc. — Class A*	2,852	5,882,307
Alphabet, Inc. — Class C*	2,734	5,655,634
Walt Disney Co.*	17,215	3,176,512
Comcast Corp. — Class A	43,351	2,345,723
Verizon Communications, Inc.	39,245	2,282,097
Netflix, Inc.*	4,200	2,190,972
Cisco Systems, Inc.	40,037	2,070,313
AT&T, Inc.	67,636	2,047,342
Booking Holdings, Inc.*	388	903,978
Charter Communications, Inc. — Class A*	1,341	827,424
T-Mobile US, Inc.*	5,539	693,981
Twitter, Inc.*	7,569	481,615
eBay, Inc.	6,130	375,401
Corning, Inc.	7,286	317,014
Motorola Solutions, Inc.	1,603	301,444
ViacomCBS, Inc. — Class B	5,385	242,863
Etsy, Inc.*	1,195	240,996
Expedia Group, Inc.*	1,312	225,821
CDW Corp.	1,337	221,608
VeriSign, Inc.*	943	187,431
Arista Networks, Inc.*	521	157,285
Omnicom Group, Inc.	2,038	151,117
Lumen Technologies, Inc.	9,361	124,969
F5 Networks, Inc.*	585	122,043
NortonLifeLock, Inc.	5,518	117,313
Fox Corp. — Class A	3,171	114,505
Interpublic Group of Companies, Inc.	3,705	108,186
Discovery, Inc. — Class C*	2,747	101,337
News Corp. — Class A	3,709	94,320
DISH Network Corp. — Class A*	2,347	84,961
Juniper Networks, Inc.	3,112	78,827
Discovery, Inc. — Class A*,1	1,541	66,972
Fox Corp. — Class B	1,458	50,928
News Corp. — Class B	1,155	27,096
Total Communications		51,348,024

Financial - 12.1%
Berkshire Hathaway, Inc. — Class B*	18,082	4,619,408
JPMorgan Chase & Co.	28,940	4,405,536
Visa, Inc. — Class A	16,086	3,405,889
Mastercard, Inc. — Class A	8,315	2,960,556
Bank of America Corp.	72,049	2,787,576
Wells Fargo & Co.	39,207	1,531,818
Citigroup, Inc.	19,795	1,440,086
Morgan Stanley	14,232	1,105,257
Goldman Sachs Group, Inc.	3,263	1,067,001
BlackRock, Inc. — Class A	1,346	1,014,830
American Tower Corp. — Class A REIT	4,214	1,007,399
Charles Schwab Corp.	14,193	925,100

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NOVA FUND

	Shares	Value
American Express Co.	6,188	$875,231
Truist Financial Corp.	12,776	745,096
Prologis, Inc. REIT	7,013	743,378
U.S. Bancorp	12,964	717,039
PNC Financial Services Group, Inc.	4,021	705,324
Crown Castle International Corp. REIT	4,090	704,012
CME Group, Inc. — Class A	3,404	695,199
Chubb Ltd.	4,270	674,532
Intercontinental Exchange, Inc.	5,327	594,919
Marsh & McLennan Companies, Inc.	4,819	586,954
Equinix, Inc. REIT	847	575,613
Capital One Financial Corp.	4,355	554,086
Progressive Corp.	5,555	531,114
Aon plc — Class A	2,143	493,126
MetLife, Inc.	7,129	433,372
American International Group, Inc.	8,201	378,968
Digital Realty Trust, Inc. REIT	2,666	375,479
T. Rowe Price Group, Inc.	2,162	370,999
Bank of New York Mellon Corp.	7,651	361,816
Travelers Companies, Inc.	2,392	359,757
Public Storage REIT	1,442	355,828
Simon Property Group, Inc. REIT	3,115	354,394
Prudential Financial, Inc.	3,765	342,991
Allstate Corp.	2,872	329,993
Aflac, Inc.	6,073	310,816
SBA Communications Corp. REIT	1,037	287,819
Welltower, Inc. REIT	3,958	283,511
State Street Corp.	3,336	280,257
Willis Towers Watson plc	1,223	279,920
First Republic Bank	1,669	278,306
Discover Financial Services	2,909	276,326
Ameriprise Financial, Inc.	1,107	257,322
Fifth Third Bancorp	6,743	252,525
Weyerhaeuser Co. REIT	7,092	252,475
CBRE Group, Inc. — Class A*	3,183	251,807
SVB Financial Group*	496	244,855
AvalonBay Communities, Inc. REIT	1,323	244,107
Equity Residential REIT	3,251	232,869
Arthur J Gallagher & Co.	1,837	229,202
Hartford Financial Services Group, Inc.	3,389	226,351
Realty Income Corp. REIT	3,541	224,853
Synchrony Financial	5,151	209,440
Northern Trust Corp.	1,976	207,697
Alexandria Real Estate Equities, Inc. REIT	1,206	198,146
Ventas, Inc. REIT	3,553	189,517
Regions Financial Corp.	9,110	188,213
M&T Bank Corp.	1,220	184,964
KeyCorp	9,187	183,556
Citizens Financial Group, Inc.	4,030	177,925
Essex Property Trust, Inc. REIT	616	167,453
Extra Space Storage, Inc. REIT	1,252	165,953
Healthpeak Properties, Inc. REIT	5,109	162,160
Nasdaq, Inc.	1,094	161,321
Mid-America Apartment Communities, Inc. REIT	1,085	156,631
Huntington Bancshares, Inc.	9,647	151,651
Duke Realty Corp. REIT	3,544	148,600
Cincinnati Financial Corp.	1,422	146,594
Principal Financial Group, Inc.	2,404	144,144
Raymond James Financial, Inc.	1,162	142,415
Boston Properties, Inc. REIT	1,345	136,195
UDR, Inc. REIT	2,815	123,466
Host Hotels & Resorts, Inc. REIT*	6,690	112,726
Loews Corp.	2,153	110,406
Lincoln National Corp.	1,711	106,544
Iron Mountain, Inc. REIT	2,735	101,222
Cboe Global Markets, Inc.	1,017	100,368
W R Berkley Corp.	1,329	100,140
Western Union Co.	3,897	96,100
Comerica, Inc.	1,319	94,625
Everest Re Group Ltd.	379	93,920
Invesco Ltd.	3,570	90,035
Globe Life, Inc.	901	87,064
Zions Bancorp North America	1,557	85,573
Regency Centers Corp. REIT	1,498	84,952
Assurant, Inc.	549	77,832
Kimco Realty Corp. REIT	4,101	76,894
Franklin Resources, Inc.	2,588	76,605
People’s United Financial, Inc.	4,036	72,244
Vornado Realty Trust REIT	1,488	67,540
Federal Realty Investment Trust REIT	662	67,160
Unum Group	1,932	53,768
Total Financial		48,644,756

Consumer, Cyclical - 7.8%
Tesla, Inc.*	7,282	4,863,866
Home Depot, Inc.	10,210	3,116,602
Walmart, Inc.	13,148	1,785,893
NIKE, Inc. — Class B	12,058	1,602,388
McDonald’s Corp.	7,070	1,584,670
Costco Wholesale Corp.	4,198	1,479,711
Lowe’s Companies, Inc.	6,933	1,318,518
Starbucks Corp.	11,165	1,220,000
Target Corp.	4,750	940,833
TJX Companies, Inc.	11,386	753,184
General Motors Co.*	12,024	690,899
Dollar General Corp.	2,323	470,686
Ford Motor Co.*	37,061	453,997
Ross Stores, Inc.	3,376	404,816
Chipotle Mexican Grill, Inc. — Class A*	267	379,359
Marriott International, Inc. — Class A*	2,523	373,682
Walgreens Boots Alliance, Inc.	6,801	373,375
Cummins, Inc.	1,404	363,791
Aptiv plc*	2,561	353,162
Southwest Airlines Co.*	5,601	341,997
O’Reilly Automotive, Inc.*	665	337,321
Hilton Worldwide Holdings, Inc.*	2,633	318,382
Yum! Brands, Inc.	2,846	307,880
PACCAR, Inc.	3,290	305,707
AutoZone, Inc.*	210	294,903
Delta Air Lines, Inc.*	6,052	292,191
DR Horton, Inc.	3,139	279,747
Fastenal Co.	5,447	273,875

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NOVA FUND

	Shares	Value
Lennar Corp. — Class A	2,603	$263,502
Dollar Tree, Inc.*	2,231	255,360
Best Buy Company, Inc.	2,185	250,860
VF Corp.	3,046	243,436
Copart, Inc.*	1,972	214,179
CarMax, Inc.*	1,541	204,429
Carnival Corp.*	7,566	200,802
Tractor Supply Co.	1,103	195,319
Las Vegas Sands Corp.*	3,114	189,207
Royal Caribbean Cruises Ltd.*	2,076	177,726
Darden Restaurants, Inc.	1,236	175,512
United Airlines Holdings, Inc.*	3,020	173,771
Caesars Entertainment, Inc.*	1,975	172,714
WW Grainger, Inc.	417	167,188
Ulta Beauty, Inc.*	534	165,097
Genuine Parts Co.	1,370	158,358
NVR, Inc.*	33	155,461
MGM Resorts International	3,894	147,933
Penn National Gaming, Inc.*	1,410	147,824
American Airlines Group, Inc.*	6,066	144,977
L Brands, Inc.*	2,216	137,082
Domino’s Pizza, Inc.	368	135,347
PulteGroup, Inc.	2,521	132,201
Pool Corp.	382	131,882
Whirlpool Corp.	595	131,108
Wynn Resorts Ltd.*	998	125,119
Hasbro, Inc.	1,211	116,401
Live Nation Entertainment, Inc.*	1,361	115,209
Advance Auto Parts, Inc.	621	113,947
LKQ Corp.*	2,646	112,005
Tapestry, Inc.*	2,635	108,588
Mohawk Industries, Inc.*	559	107,501
BorgWarner, Inc.	2,267	105,098
Newell Brands, Inc.	3,584	95,979
Norwegian Cruise Line Holdings Ltd.*,1	3,445	95,048
Alaska Air Group, Inc.*	1,178	81,529
PVH Corp.*	674	71,242
Hanesbrands, Inc.	3,308	65,069
Gap, Inc.	1,951	58,101
Leggett & Platt, Inc.	1,261	57,565
Ralph Lauren Corp. — Class A*	457	56,284
Under Armour, Inc. — Class A*	1,789	39,644
Under Armour, Inc. — Class C*	1,848	34,114
Total Consumer, Cyclical		31,311,153

Industrial - 6.8%
Honeywell International, Inc.	6,596	1,431,794
Union Pacific Corp.	6,352	1,400,044
Boeing Co.*	5,203	1,325,308
Caterpillar, Inc.	5,171	1,199,000
United Parcel Service, Inc. — Class B	6,824	1,160,012
Raytheon Technologies Corp.	14,410	1,113,461
Deere & Co.	2,973	1,112,318
General Electric Co.	83,152	1,091,786
3M Co.	5,491	1,058,006
Lockheed Martin Corp.	2,337	863,522
CSX Corp.	7,231	697,213
FedEx Corp.	2,313	656,985
Norfolk Southern Corp.	2,389	641,494
Illinois Tool Works, Inc.	2,732	605,193
Eaton Corporation plc	3,775	522,007
Emerson Electric Co.	5,690	513,352
Waste Management, Inc.	3,692	476,342
Northrop Grumman Corp.	1,470	475,751
Johnson Controls International plc	6,831	407,606
TE Connectivity Ltd.	3,138	405,147
General Dynamics Corp.	2,199	399,250
L3Harris Technologies, Inc.	1,950	395,226
Parker-Hannifin Corp.	1,224	386,086
Amphenol Corp. — Class A	5,681	374,776
Trane Technologies plc	2,261	374,331
Agilent Technologies, Inc.	2,890	367,435
Carrier Global Corp.	7,749	327,163
TransDigm Group, Inc.*	519	305,130
Stanley Black & Decker, Inc.	1,526	304,697
Rockwell Automation, Inc.	1,101	292,249
AMETEK, Inc.	2,187	279,346
Otis Worldwide Corp.	3,866	264,628
Ball Corp.	3,109	263,457
Mettler-Toledo International, Inc.*	222	256,563
Keysight Technologies, Inc.*	1,765	253,101
Kansas City Southern	862	227,499
Fortive Corp.	3,206	226,472
Old Dominion Freight Line, Inc.	909	218,533
Vulcan Materials Co.	1,257	212,119
Martin Marietta Materials, Inc.	591	198,469
Republic Services, Inc. — Class A	1,996	198,302
Generac Holdings, Inc.*	596	195,160
Garmin Ltd.	1,417	186,831
Dover Corp.	1,362	186,771
Trimble, Inc.*	2,380	185,140
Xylem, Inc.	1,710	179,858
Ingersoll Rand, Inc.*	3,535	173,957
Amcor plc	14,812	173,004
Expeditors International of Washington, Inc.	1,606	172,950
Waters Corp.*	590	167,660
Jacobs Engineering Group, Inc.	1,234	159,519
IDEX Corp.	719	150,501
Masco Corp.	2,439	146,096
Teledyne Technologies, Inc.*	351	145,191
Westinghouse Air Brake Technologies Corp.	1,684	133,306
J.B. Hunt Transport Services, Inc.	792	133,111
Westrock Co.	2,499	130,073
Fortune Brands Home & Security, Inc.	1,315	126,003
CH Robinson Worldwide, Inc.	1,269	121,101
Packaging Corporation of America	899	120,897
Textron, Inc.	2,152	120,684
Howmet Aerospace, Inc.*	3,701	118,913
Snap-on, Inc.	514	118,600
Allegion plc	860	108,033
Pentair plc	1,575	98,154
A O Smith Corp.	1,284	86,811

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NOVA FUND

	Shares	Value
Huntington Ingalls Industries, Inc.	382	$78,635
FLIR Systems, Inc.	1,244	70,249
Sealed Air Corp.	1,469	67,310
Total Industrial		27,135,691

Energy - 2.3%
Exxon Mobil Corp.	40,149	2,241,519
Chevron Corp.	18,268	1,914,304
ConocoPhillips	12,847	680,505
EOG Resources, Inc.	5,534	401,381
Schlumberger N.V.	13,260	360,539
Phillips 66	4,143	337,820
Marathon Petroleum Corp.	6,177	330,408
Pioneer Natural Resources Co.	1,951	309,858
Kinder Morgan, Inc.	18,462	307,392
Valero Energy Corp.	3,875	277,450
Williams Companies, Inc.	11,511	272,696
ONEOK, Inc.	4,220	213,785
Occidental Petroleum Corp.	7,951	211,656
Enphase Energy, Inc.*	1,223	198,322
Hess Corp.	2,591	183,339
Halliburton Co.	8,427	180,844
Baker Hughes Co.	6,913	149,390
Diamondback Energy, Inc.	1,715	126,035
Devon Energy Corp.	5,617	122,731
Marathon Oil Corp.	7,486	79,950
Cabot Oil & Gas Corp. — Class A	3,788	71,139
APA Corp.	3,583	64,136
HollyFrontier Corp.	1,417	50,700
NOV, Inc.*	3,682	50,517
Total Energy		9,136,416

Utilities - 2.1%
NextEra Energy, Inc.	18,586	1,405,288
Duke Energy Corp.	7,289	703,607
Southern Co.	10,021	622,905
Dominion Energy, Inc.	7,641	580,410
Exelon Corp.	9,259	404,989
American Electric Power Company, Inc.	4,709	398,852
Sempra Energy	2,869	380,372
Xcel Energy, Inc.	5,099	339,135
Public Service Enterprise Group, Inc.	4,790	288,406
Eversource Energy	3,253	281,677
WEC Energy Group, Inc.	2,992	280,021
American Water Works Company, Inc.	1,721	258,012
DTE Energy Co.	1,838	244,711
Consolidated Edison, Inc.	3,247	242,876
Edison International	3,597	210,784
PPL Corp.	7,293	210,330
Ameren Corp.	2,403	195,508
Entergy Corp.	1,901	189,093
FirstEnergy Corp.	5,152	178,723
AES Corp.	6,336	169,868
CMS Energy Corp.	2,740	167,743
Alliant Energy Corp.	2,370	128,359
Evergy, Inc.	2,152	128,109
Atmos Energy Corp.	1,215	120,102
CenterPoint Energy, Inc.	5,231	118,482
NiSource, Inc.	3,716	89,593
NRG Energy, Inc.	2,320	87,534
Pinnacle West Capital Corp.	1,069	86,963
Total Utilities		8,512,452

Basic Materials - 1.7%
Linde plc	4,958	1,388,934
Air Products and Chemicals, Inc.	2,099	590,533
Sherwin-Williams Co.	765	564,578
Ecolab, Inc.	2,359	504,991
Newmont Corp.	7,590	457,449
Freeport-McMoRan, Inc.	13,831	455,455
Dow, Inc.	7,067	451,864
DuPont de Nemours, Inc.	5,106	394,592
PPG Industries, Inc.	2,247	337,634
International Flavors & Fragrances, Inc.	2,359	329,340
LyondellBasell Industries N.V. — Class A	2,440	253,882
Nucor Corp.	2,826	226,843
International Paper Co.	3,728	201,573
Celanese Corp. — Class A	1,083	162,244
Albemarle Corp.	1,106	161,598
Eastman Chemical Co.	1,288	141,835
FMC Corp.	1,227	135,718
Mosaic Co.	3,271	103,396
CF Industries Holdings, Inc.	2,030	92,121
Total Basic Materials		6,954,580

Total Common Stocks
(Cost $284,103,793)		318,809,129

MUTUAL FUNDS† - 8.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,933,234	19,255,008
Guggenheim Strategy Fund II2	428,246	10,697,596
Guggenheim Strategy Fund III[2]	184,563	4,639,905
Total Mutual Funds
(Cost $34,381,511)		34,592,509

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NOVA FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 4.2%
U.S. Treasury Bills
0.03% due 04/01/21[3,4]	$4,660,000	$4,660,000
0.09% due 04/01/21[3,4]	4,500,000	4,500,000
0.01% due 04/22/21[4,5]	642,000	641,995
0.04% due 04/01/21[3,4]	424,000	424,000
U.S. Cash Management Bill
0.03% due 08/03/21[4]	6,500,000	6,499,356
Total U.S. Treasury Bills
(Cost $16,725,350)		16,725,351

REPURCHASE AGREEMENTS††,6 - 7.3%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	15,661,763	15,661,763
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	7,120,599	7,120,599
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	6,498,657	6,498,657
Total Repurchase Agreements
(Cost $29,281,019)		29,281,019

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[8]	94,247	94,247
Total Securities Lending Collateral
(Cost $94,247)		94,247

Total Investments - 99.4%
(Cost $364,585,920)		$399,502,255
Other Assets & Liabilities, net - 0.6%		2,566,519
Total Net Assets - 100.0%		$402,068,774

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	34	Jun 2021	$6,746,450	$18,515

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	04/07/21	16,989	$67,496,262	$845,787
BNP Paribas	S&P 500 Index	0.66% (1 Month USD LIBOR + 0.55%)	At Maturity	04/08/21	6,918	27,484,873	294,567
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	05/27/21	45,872	182,244,595	(70,406)
						$277,225,730	$1,069,948

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NOVA FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$318,809,129	$—	$—	$318,809,129
Mutual Funds	34,592,509	—	—	34,592,509
U.S. Treasury Bills	—	16,725,351	—	16,725,351
Repurchase Agreements	—	29,281,019	—	29,281,019
Securities Lending Collateral	94,247	—	—	94,247
Equity Futures Contracts**	18,515	—	—	18,515
Equity Index Swap Agreements**	—	1,140,354	—	1,140,354
Total Assets	$353,514,400	$47,146,724	$—	$400,661,124

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$70,406	$—	$70,406

**	This derivative is reported as unrealized appreciation/depreciation at period end.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
NOVA FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$11,261,712	$—	$(1,000,000)	$5,870	$430,014	$10,697,596	428,246	$191,829
Guggenheim Strategy Fund III	1,704,973	2,800,000	—	—	134,932	4,639,905	184,563	71,229
Guggenheim Ultra Short Duration Fund — Institutional Class	7,748,990	17,800,000	(6,500,000)	3,641	202,377	19,255,008	1,933,234	159,530
	$20,715,675	$20,600,000	$(7,500,000)	$9,511	$767,323	$34,592,509		$422,588

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $92,813 of securities loaned (cost $300,923,390)	$335,628,727
Investments in affiliated issuers, at value (cost $34,381,511)	34,592,509
Repurchase agreements, at value (cost $29,281,019)	29,281,019
Cash	2,869
Unrealized appreciation on OTC swap agreements	1,140,354
Receivables:
Fund shares sold	14,068,125
Dividends	240,519
Variation margin on futures contracts	35,360
Securities lending income	9
Interest	5
Total assets	414,989,496

Liabilities:
Unrealized depreciation on OTC swap agreements	70,406
Payable for:
Securities purchased	11,450,578
Fund shares redeemed	331,417
Management fees	229,228
Swap settlement	208,200
Return of securities lending collateral	94,247
Transfer agent and administrative fees	83,574
Portfolio accounting fees	28,609
Distribution and service fees	17,723
Trustees’ fees*	5,593
Miscellaneous	401,147
Total liabilities	12,920,722
Commitments and contingent liabilities (Note 12)	—
Net assets	$402,068,774

Net assets consist of:
Paid in capital	$362,235,859
Total distributable earnings (loss)	39,832,915
Net assets	$402,068,774

Investor Class:
Net assets	$326,237,076
Capital shares outstanding	2,707,091
Net asset value per share	$120.51

A-Class:
Net assets	$18,595,796
Capital shares outstanding	167,190
Net asset value per share	$111.23
Maximum offering price per share (Net asset value divided by 95.25%)	$116.78

C-Class:
Net assets	$3,576,171
Capital shares outstanding	36,883
Net asset value per share	$96.96

H-Class:
Net assets	$53,659,731
Capital shares outstanding	481,930
Net asset value per share	$111.34

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$3,210,519
Dividends from securities of affiliated issuers	422,588
Interest	25,267
Income from securities lending, net	1,663
Total investment income	3,660,037

Expenses:
Management fees	2,001,410
Distribution and service fees:
A-Class	40,363
C-Class	38,048
H-Class	103,134
Transfer agent and administrative fees	740,040
Portfolio accounting fees	255,066
Professional fees	81,101
Trustees’ fees*	39,678
Custodian fees	37,292
Line of credit fees	1,635
Interest expense	83
Miscellaneous	404,392
Total expenses	3,742,242
Less:
Expenses waived by Adviser	(34,760)
Net expenses	3,707,482
Net investment loss	(47,445)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$32,820,295
Investments in affiliated issuers	9,511
Swap agreements	55,840,352
Futures contracts	24,288,964
Net realized gain	112,959,122
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	34,654,389
Investments in affiliated issuers	767,323
Swap agreements	2,322,272
Futures contracts	12,728
Net change in unrealized appreciation (depreciation)	37,756,712
Net realized and unrealized gain	150,715,834
Net increase in net assets resulting from operations	$150,668,389

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$(47,445)	$1,903,401
Net realized gain (loss) on investments	112,959,122	(3,430,932)
Net change in unrealized appreciation (depreciation) on investments	37,756,712	(25,554,771)
Net increase (decrease) in net assets resulting from operations	150,668,389	(27,082,302)

Distributions to shareholders:
Investor Class	(1,491,578)	—
A-Class	(113,091)	—
C-Class	(25,544)	—
H-Class	(282,790)	—
Total distributions to shareholders	(1,913,003)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,819,212,195	1,884,601,216
A-Class	91,209,558	134,948,538
C-Class	135,213	1,007,068
H-Class	388,284,290	389,155,191
Distributions reinvested
Investor Class	1,356,726	—
A-Class	110,585	—
C-Class	25,096	—
H-Class	282,790	—
Cost of shares redeemed
Investor Class	(1,645,409,127)	(2,067,340,105)
A-Class	(89,125,245)	(150,323,713)
C-Class	(2,253,309)	(1,175,937)
H-Class	(363,214,241)	(433,198,924)
Net increase (decrease) from capital share transactions	200,614,531	(242,326,666)
Net increase (decrease) in net assets	349,369,917	(269,408,968)

Net assets:
Beginning of year	52,698,857	322,107,825
End of year	$402,068,774	$52,698,857

Capital share activity:
Shares sold
Investor Class	19,353,964	22,279,494
A-Class	1,009,467	1,760,253
C-Class	1,947	16,542
H-Class	4,730,952	4,984,254
Shares issued from reinvestment of distributions
Investor Class	12,683	—
A-Class	1,119	—
C-Class	291	—
H-Class	2,860	—
Shares redeemed
Investor Class	(17,254,830)	(24,844,947)
A-Class	(969,642)	(1,999,067)
C-Class	(29,742)	(18,108)
H-Class	(4,320,709)	(5,603,433)
Net increase (decrease) in shares	2,538,360	(3,425,012)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$63.62	$76.83	$69.63	$60.14	$49.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.61	.48	.40	.08
Net gain (loss) on investments (realized and unrealized)	57.43	(13.82)	6.72	10.50	11.56
Total from investment operations	57.48	(13.21)	7.20	10.90	11.64
Less distributions from:
Net investment income	(.59)	—	—	(.02)	(.02)
Net realized gains	—	—	—	(1.39)	(.66)
Total distributions	(.59)	—	—	(1.41)	(.68)
Net asset value, end of period	$120.51	$63.62	$76.83	$69.63	$60.14

Total Return	90.46%	(17.19%)	10.34%	18.09%	23.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326,237	$37,874	$242,831	$451,764	$78,531
Ratios to average net assets:
Net investment income (loss)	0.05%	0.71%	0.65%	0.58%	0.15%
Total expenses[b]	1.33%	1.37%	1.35%	1.26%	1.28%
Net expenses [c]	1.32%	1.36%	1.35%	1.26%	1.28%
Portfolio turnover rate	785%	690%	1,078%	2,067%	1,288%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$58.89	$71.28	$64.72	$56.18	$46.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	.40	.28	.25	(.02)
Net gain (loss) on investments (realized and unrealized)	53.11	(12.79)	6.28	9.70	10.80
Total from investment operations	52.93	(12.39)	6.56	9.95	10.78
Less distributions from:
Net investment income	(.59)	—	—	(.02)	(.02)
Net realized gains	—	—	—	(1.39)	(.66)
Total distributions	(.59)	—	—	(1.41)	(.68)
Net asset value, end of period	$111.23	$58.89	$71.28	$64.72	$56.18
TotalReturn[d]	90.00%	(17.38%)	10.14%	17.68%	23.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,596	$7,435	$26,022	$35,094	$3,528
Ratios to average net assets:
Net investment income (loss)	(0.20%)	0.52%	0.41%	0.39%	(0.05%)
Total expenses[b]	1.59%	1.62%	1.60%	1.51%	1.53%
Net expenses [c]	1.58%	1.61%	1.60%	1.51%	1.53%
Portfolio turnover rate	785%	690%	1,078%	2,067%	1,288%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$51.77	$63.15	$57.77	$50.57	$41.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(.22)	(.20)	(.27)	(.40)
Net gain (loss) on investments (realized and unrealized)	46.52	(11.16)	5.58	8.88	9.79
Total from investment operations	45.78	(11.38)	5.38	8.61	9.39
Less distributions from:
Net investment income	(.59)	—	—	(.02)	(.02)
Net realized gains	—	—	—	(1.39)	(.66)
Total distributions	(.59)	—	—	(1.41)	(.68)
Net asset value, end of period	$96.96	$51.77	$63.15	$57.77	$50.57

Total Return[d]	88.56%	(18.02%)	9.31%	17.01%	22.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,576	$3,333	$4,165	$9,952	$9,676
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(0.32%)	(0.33%)	(0.48%)	(0.89%)
Total expenses[b]	2.35%	2.38%	2.35%	2.28%	2.27%
Net expenses [c]	2.33%	2.37%	2.35%	2.28%	2.27%
Portfolio turnover rate	785%	690%	1,078%	2,067%	1,288%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$58.94	$71.35	$64.80	$56.15	$46.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	.36	.30	.19	(.07)
Net gain (loss) on investments (realized and unrealized)	53.17	(12.77)	6.25	9.87	10.84
Total from investment operations	52.99	(12.41)	6.55	10.06	10.77
Less distributions from:
Net investment income	(.59)	—	—	(.02)	(.02)
Net realized gains	—	—	—	(1.39)	(.66)
Total distributions	(.59)	—	—	(1.41)	(.68)
Net asset value, end of period	$111.34	$58.94	$71.35	$64.80	$56.15

Total Return	90.03%	(17.39%)	10.11%	17.88%	23.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,660	$4,057	$49,090	$28,985	$17,716
Ratios to average net assets:
Net investment income (loss)	(0.20%)	0.46%	0.44%	0.30%	(0.15%)
Total expenses[b]	1.59%	1.62%	1.61%	1.52%	1.52%
Net expenses [c]	1.58%	1.61%	1.61%	1.52%	1.52%
Portfolio turnover rate	785%	690%	1,078%	2,067%	1,288%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

For the one-year period ended March 31, 2021, S&P 500® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

S&P 500® Fund H-Class returned 53.64%, while the S&P 500 Index returned 56.35%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and Amazon.com, Inc. The holdings detracting the most were Gilead Sciences, Inc. and Biogen, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.6%
Microsoft Corp.	4.2%
Amazon.com, Inc.	3.1%
Facebook, Inc. — Class A	1.7%
Alphabet, Inc. — Class A	1.5%
Alphabet, Inc. — Class C	1.4%
Tesla, Inc.	1.2%
Berkshire Hathaway, Inc. — Class B	1.2%
JPMorgan Chase & Co.	1.1%
Johnson & Johnson	1.0%
Top Ten Total	21.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	53.64%	14.29%	12.00%
A-Class Shares with sales charge‡	46.33%	13.18%	11.46%
C-Class Shares	52.49%	13.44%	11.16%
C-Class Shares with CDSC§	51.49%	13.44%	11.16%
H-Class Shares	53.64%	14.30%	12.01%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fees structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 79.5%

Technology - 17.8%
Apple, Inc.	57,568	$7,031,931
Microsoft Corp.	27,513	6,486,740
NVIDIA Corp.	2,262	1,207,750
Intel Corp.	14,821	948,544
Adobe, Inc.*	1,749	831,422
salesforce.com, Inc.*	3,348	709,341
Broadcom, Inc.	1,489	690,390
Accenture plc — Class A	2,314	639,242
Texas Instruments, Inc.	3,357	634,439
QUALCOMM, Inc.	4,144	549,453
Oracle Corp.	6,766	474,770
Applied Materials, Inc.	3,348	447,293
International Business Machines Corp.	3,260	434,428
Intuit, Inc.	999	382,677
Micron Technology, Inc.*	4,081	359,985
ServiceNow, Inc.*	715	357,579
Advanced Micro Devices, Inc.*	4,421	347,049
Fidelity National Information Services, Inc.	2,266	318,622
Lam Research Corp.	521	310,120
Activision Blizzard, Inc.	2,826	262,818
Fiserv, Inc.*	2,100	249,984
Autodesk, Inc.*	802	222,274
Analog Devices, Inc.	1,346	208,738
NXP Semiconductor N.V.	1,010	203,353
KLA Corp.	562	185,685
Roper Technologies, Inc.	383	154,479
Microchip Technology, Inc.	982	152,426
Cognizant Technology Solutions Corp. — Class A	1,936	151,240
HP, Inc.	4,569	145,066
Electronic Arts, Inc.	1,049	142,003
Cadence Design Systems, Inc.*	1,018	139,456
Synopsys, Inc.*	556	137,766
MSCI, Inc. — Class A	301	126,203
Paychex, Inc.	1,171	114,781
Xilinx, Inc.	897	111,138
Skyworks Solutions, Inc.	602	110,455
ANSYS, Inc.*	316	107,301
Zebra Technologies Corp. — Class A*	195	94,610
Fortinet, Inc.*	494	91,103
Maxim Integrated Products, Inc.	978	89,360
Cerner Corp.	1,117	80,290
Qorvo, Inc.*	413	75,455
Hewlett Packard Enterprise Co.	4,746	74,702
Western Digital Corp.	1,117	74,560
Take-Two Interactive Software, Inc.*	420	74,214
Teradyne, Inc.	608	73,981
Paycom Software, Inc.*	179	66,241
Broadridge Financial Solutions, Inc.	422	64,608
Citrix Systems, Inc.	449	63,022
Tyler Technologies, Inc.*	148	62,831
Akamai Technologies, Inc.*	595	60,631
NetApp, Inc.	812	59,008
Seagate Technology plc	733	56,258
Monolithic Power Systems, Inc.	156	55,101
Leidos Holdings, Inc.	487	46,888
Jack Henry & Associates, Inc.	278	42,178
DXC Technology Co.*	929	29,041
IPG Photonics Corp.*	131	27,633
Total Technology		27,448,656

Consumer, Non-cyclical - 16.1%
Johnson & Johnson	9,589	1,575,952
UnitedHealth Group, Inc.	3,448	1,282,897
Procter & Gamble Co.	8,983	1,216,568
PayPal Holdings, Inc.*	4,272	1,037,412
Abbott Laboratories	6,462	774,406
Coca-Cola Co.	14,148	745,741
Pfizer, Inc.	20,347	737,172
PepsiCo, Inc.	5,033	711,918
Merck & Company, Inc.	9,230	711,541
AbbVie, Inc.	6,442	697,153
Thermo Fisher Scientific, Inc.	1,437	655,818
Medtronic plc	4,918	580,963
Eli Lilly & Co.	2,902	542,152
Amgen, Inc.	2,107	524,242
Danaher Corp.	2,312	520,385
Bristol-Myers Squibb Co.	8,173	515,962
Philip Morris International, Inc.	5,681	504,132
CVS Health Corp.	4,784	359,900
Altria Group, Inc.	6,780	346,865
Anthem, Inc.	893	320,542
Intuitive Surgical, Inc.*	429	317,005
Cigna Corp.	1,283	310,152
S&P Global, Inc.	878	309,820
Mondelez International, Inc. — Class A	5,151	301,488
Gilead Sciences, Inc.	4,584	296,264
Automatic Data Processing, Inc.	1,561	294,202
Stryker Corp.	1,194	290,835
Zoetis, Inc.	1,733	272,913
Becton Dickinson and Co.	1,060	257,739
Colgate-Palmolive Co.	3,095	243,979
Estee Lauder Companies, Inc. — Class A	838	243,732
Global Payments, Inc.	1,077	217,102
Illumina, Inc.*	532	204,320
Vertex Pharmaceuticals, Inc.*	948	203,716
Boston Scientific Corp.*	5,170	199,820
Humana, Inc.	470	197,047
Edwards Lifesciences Corp.*	2,278	190,532
HCA Healthcare, Inc.	967	182,125
Regeneron Pharmaceuticals, Inc.*	384	181,686
Moody’s Corp.	587	175,284
Kimberly-Clark Corp.	1,233	171,448
Biogen, Inc.*	556	155,541
Baxter International, Inc.	1,843	155,439
IDEXX Laboratories, Inc.*	312	152,665
Sysco Corp.	1,862	146,614
Align Technology, Inc.*	263	142,422
Constellation Brands, Inc. — Class A	620	141,360
General Mills, Inc.	2,230	136,744
Centene Corp.*	2,122	135,617

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® FUND

	Shares	Value
IQVIA Holdings, Inc.*	698	$134,812
IHS Markit Ltd.	1,360	131,621
Corteva, Inc.	2,714	126,527
DexCom, Inc.*	351	126,146
Monster Beverage Corp.*	1,349	122,880
Alexion Pharmaceuticals, Inc.*	802	122,634
Zimmer Biomet Holdings, Inc.	758	121,341
Archer-Daniels-Midland Co.	2,037	116,109
McKesson Corp.	580	113,123
Cintas Corp.	322	109,902
Verisk Analytics, Inc. — Class A	594	104,954
ResMed, Inc.	531	103,025
Kroger Co.	2,777	99,944
Kraft Heinz Co.	2,365	94,600
Laboratory Corporation of America Holdings*	356	90,791
Clorox Co.	459	88,532
United Rentals, Inc.*	263	86,608
Hershey Co.	535	84,616
FleetCor Technologies, Inc.*	304	81,663
McCormick & Company, Inc.	908	80,957
Equifax, Inc.	444	80,422
Tyson Foods, Inc. — Class A	1,075	79,872
Church & Dwight Company, Inc.	894	78,091
West Pharmaceutical Services, Inc.	270	76,081
Teleflex, Inc.	170	70,628
Hologic, Inc.*	940	69,917
MarketAxess Holdings, Inc.	139	69,211
Cooper Companies, Inc.	179	68,752
Conagra Brands, Inc.	1,782	67,003
Catalent, Inc.*	621	65,397
Cardinal Health, Inc.	1,071	65,063
AmerisourceBergen Corp. — Class A	538	63,522
Quest Diagnostics, Inc.	487	62,502
Viatris, Inc.*	4,403	61,510
STERIS plc	311	59,239
Gartner, Inc.*	324	59,146
Varian Medical Systems, Inc.*	335	59,138
Kellogg Co.	928	58,742
Avery Dennison Corp.	303	55,646
Incyte Corp.*	682	55,426
ABIOMED, Inc.*	165	52,590
PerkinElmer, Inc.	409	52,471
Dentsply Sirona, Inc.	799	50,984
J M Smucker Co.	400	50,612
Hormel Foods Corp.	1,025	48,975
Brown-Forman Corp. — Class B	666	45,934
Bio-Rad Laboratories, Inc. — Class A*	79	45,122
Quanta Services, Inc.	505	44,430
Lamb Weston Holdings, Inc.	534	41,374
Universal Health Services, Inc. — Class B	284	37,883
Campbell Soup Co.	740	37,200
Henry Schein, Inc.*	520	36,005
Molson Coors Beverage Co. — Class B*	687	35,140
Nielsen Holdings plc	1,305	32,821
Robert Half International, Inc.	413	32,243
DaVita, Inc.*	263	28,344
Rollins, Inc.	808	27,811
Perrigo Company plc	486	19,668
Total Consumer, Non-cyclical		24,775,032

Communications - 12.8%
Amazon.com, Inc.*	1,561	4,829,859
Facebook, Inc. — Class A*	8,775	2,584,501
Alphabet, Inc. — Class A*	1,097	2,262,584
Alphabet, Inc. — Class C*	1,051	2,174,130
Walt Disney Co.*	6,622	1,221,891
Comcast Corp. — Class A	16,675	902,284
Verizon Communications, Inc.	15,095	877,774
Netflix, Inc.*	1,616	843,003
Cisco Systems, Inc.	15,401	796,386
AT&T, Inc.	26,016	787,504
Booking Holdings, Inc.*	149	347,146
Charter Communications, Inc. — Class A*	516	318,382
T-Mobile US, Inc.*	2,131	266,993
Twitter, Inc.*	2,912	185,291
eBay, Inc.	2,358	144,404
Corning, Inc.	2,803	121,959
Motorola Solutions, Inc.	617	116,027
ViacomCBS, Inc. — Class B	2,143	96,649
Etsy, Inc.*	460	92,768
Expedia Group, Inc.*	505	86,921
CDW Corp.	514	85,195
VeriSign, Inc.*	363	72,150
Arista Networks, Inc.*	200	60,378
Omnicom Group, Inc.	784	58,134
Lumen Technologies, Inc.	3,601	48,073
F5 Networks, Inc.*	225	46,939
NortonLifeLock, Inc.	2,123	45,135
Fox Corp. — Class A	1,220	44,054
Interpublic Group of Companies, Inc.	1,425	41,610
Discovery, Inc. — Class C*	1,057	38,993
News Corp. — Class A	1,427	36,289
DISH Network Corp. — Class A*	903	32,689
Juniper Networks, Inc.	1,197	30,320
Discovery, Inc. — Class A*,1	593	25,772
Fox Corp. — Class B	561	19,596
News Corp. — Class B	444	10,416
Total Communications		19,752,199

Financial - 12.1%
Berkshire Hathaway, Inc. — Class B*	6,955	1,776,794
JPMorgan Chase & Co.	11,132	1,694,624
Visa, Inc. — Class A	6,187	1,309,974
Mastercard, Inc. — Class A	3,198	1,138,648
Bank of America Corp.	27,714	1,072,255
Wells Fargo & Co.	15,081	589,215
Citigroup, Inc.	7,614	553,918
Morgan Stanley	5,474	425,111
Goldman Sachs Group, Inc.	1,255	410,385
BlackRock, Inc. — Class A	518	390,551
American Tower Corp. — Class A REIT	1,621	387,516
Charles Schwab Corp.	5,459	355,818

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® FUND

	Shares	Value
American Express Co.	2,380	$336,627
Truist Financial Corp.	4,914	286,584
Prologis, Inc. REIT	2,698	285,988
U.S. Bancorp	4,986	275,776
PNC Financial Services Group, Inc.	1,547	271,359
Crown Castle International Corp. REIT	1,573	270,761
CME Group, Inc. — Class A	1,310	267,541
Chubb Ltd.	1,642	259,387
Intercontinental Exchange, Inc.	2,049	228,832
Marsh & McLennan Companies, Inc.	1,854	225,817
Equinix, Inc. REIT	326	221,546
Capital One Financial Corp.	1,675	213,110
Progressive Corp.	2,137	204,319
Aon plc — Class A	824	189,611
MetLife, Inc.	2,742	166,686
American International Group, Inc.	3,155	145,792
Digital Realty Trust, Inc. REIT	1,025	144,361
T. Rowe Price Group, Inc.	832	142,771
Bank of New York Mellon Corp.	2,943	139,174
Travelers Companies, Inc.	920	138,368
Public Storage REIT	555	136,952
Simon Property Group, Inc. REIT	1,198	136,296
Prudential Financial, Inc.	1,448	131,913
Allstate Corp.	1,105	126,964
Aflac, Inc.	2,336	119,556
SBA Communications Corp. REIT	399	110,742
Welltower, Inc. REIT	1,523	109,093
State Street Corp.	1,283	107,785
Willis Towers Watson plc	470	107,574
First Republic Bank	642	107,054
Discover Financial Services	1,119	106,294
Ameriprise Financial, Inc.	426	99,024
SVB Financial Group*	197	97,251
Fifth Third Bancorp	2,594	97,145
Weyerhaeuser Co. REIT	2,728	97,117
CBRE Group, Inc. — Class A*	1,224	96,830
AvalonBay Communities, Inc. REIT	509	93,916
Equity Residential REIT	1,251	89,609
Arthur J Gallagher & Co.	707	88,212
Hartford Financial Services Group, Inc.	1,304	87,094
Realty Income Corp. REIT	1,362	86,487
Synchrony Financial	1,981	80,547
Northern Trust Corp.	760	79,884
Alexandria Real Estate Equities, Inc. REIT	464	76,235
Ventas, Inc. REIT	1,367	72,916
Regions Financial Corp.	3,504	72,393
M&T Bank Corp.	469	71,105
KeyCorp	3,534	70,609
Citizens Financial Group, Inc.	1,551	68,477
Essex Property Trust, Inc. REIT	237	64,426
Extra Space Storage, Inc. REIT	482	63,889
Healthpeak Properties, Inc. REIT	1,965	62,369
Nasdaq, Inc.	421	62,081
Mid-America Apartment Communities, Inc. REIT	417	60,198
Huntington Bancshares, Inc.	3,711	58,337
Duke Realty Corp. REIT	1,363	57,151
Cincinnati Financial Corp.	547	56,390
Principal Financial Group, Inc.	925	55,463
Raymond James Financial, Inc.	447	54,784
Boston Properties, Inc. REIT	517	52,351
UDR, Inc. REIT	1,083	47,500
Host Hotels & Resorts, Inc. REIT*	2,573	43,355
Loews Corp.	828	42,460
Lincoln National Corp.	658	40,974
Iron Mountain, Inc. REIT	1,052	38,935
Cboe Global Markets, Inc.	391	38,588
W R Berkley Corp.	511	38,504
Western Union Co.	1,499	36,965
Comerica, Inc.	508	36,444
Everest Re Group Ltd.	146	36,180
Invesco Ltd.	1,373	34,627
Globe Life, Inc.	347	33,531
Zions Bancorp North America	599	32,921
Regency Centers Corp. REIT	576	32,665
Assurant, Inc.	211	29,913
Kimco Realty Corp. REIT	1,577	29,569
Franklin Resources, Inc.	996	29,482
People’s United Financial, Inc.	1,552	27,781
Vornado Realty Trust REIT	572	25,963
Federal Realty Investment Trust REIT	255	25,870
Unum Group	743	20,678
Total Financial		18,714,637

Consumer, Cyclical - 7.8%
Tesla, Inc.*	2,801	1,870,872
Home Depot, Inc.	3,927	1,198,717
Walmart, Inc.	5,057	686,892
NIKE, Inc. — Class B	4,638	616,344
McDonald’s Corp.	2,720	609,661
Costco Wholesale Corp.	1,615	569,255
Lowe’s Companies, Inc.	2,667	507,210
Starbucks Corp.	4,295	469,315
Target Corp.	1,827	361,874
TJX Companies, Inc.	4,380	289,737
General Motors Co.*	4,626	265,810
Dollar General Corp.	894	181,142
Ford Motor Co.*	14,255	174,624
Ross Stores, Inc.	1,299	155,763
Chipotle Mexican Grill, Inc. — Class A*	103	146,345
Marriott International, Inc. — Class A*	970	143,667
Walgreens Boots Alliance, Inc.	2,616	143,618
Cummins, Inc.	540	139,919
Aptiv plc*	985	135,831
Southwest Airlines Co.*	2,155	131,584
O’Reilly Automotive, Inc.*	256	129,856
Hilton Worldwide Holdings, Inc.*	1,013	122,492
Yum! Brands, Inc.	1,095	118,457
PACCAR, Inc.	1,266	117,637
AutoZone, Inc.*	81	113,748
Delta Air Lines, Inc.*	2,328	112,396
DR Horton, Inc.	1,207	107,568
Fastenal Co.	2,095	105,337

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® FUND

	Shares	Value
Lennar Corp. — Class A	1,001	$101,331
Dollar Tree, Inc.*	858	98,207
Best Buy Company, Inc.	841	96,555
VF Corp.	1,172	93,666
Copart, Inc.*	759	82,435
CarMax, Inc.*	593	78,667
Carnival Corp.*	2,910	77,232
Tractor Supply Co.	424	75,082
Las Vegas Sands Corp.*	1,198	72,790
Royal Caribbean Cruises Ltd.*	799	68,402
Darden Restaurants, Inc.	475	67,450
United Airlines Holdings, Inc.*	1,162	66,861
Caesars Entertainment, Inc.*	760	66,462
WW Grainger, Inc.	160	64,149
Ulta Beauty, Inc.*	206	63,689
NVR, Inc.*	13	61,242
Genuine Parts Co.	527	60,916
MGM Resorts International	1,498	56,909
Penn National Gaming, Inc.*	542	56,823
American Airlines Group, Inc.*	2,333	55,759
L Brands, Inc.*	852	52,705
Domino’s Pizza, Inc.	142	52,226
PulteGroup, Inc.	970	50,867
Pool Corp.	147	50,750
Whirlpool Corp.	229	50,460
Wynn Resorts Ltd.*	384	48,142
Hasbro, Inc.	466	44,792
Live Nation Entertainment, Inc.*	524	44,357
Advance Auto Parts, Inc.	239	43,854
LKQ Corp.*	1,018	43,092
Tapestry, Inc.*	1,014	41,787
Mohawk Industries, Inc.*	215	41,347
BorgWarner, Inc.	872	40,426
Newell Brands, Inc.	1,379	36,930
Norwegian Cruise Line Holdings Ltd.*,1	1,325	36,557
Alaska Air Group, Inc.*	453	31,352
PVH Corp.*	259	27,377
Hanesbrands, Inc.	1,272	25,020
Gap, Inc.	750	22,335
Leggett & Platt, Inc.	485	22,140
Ralph Lauren Corp. — Class A*	176	21,676
Under Armour, Inc. — Class A*	688	15,246
Under Armour, Inc. — Class C*	711	13,125
Total Consumer, Cyclical		12,046,861

Industrial - 6.8%
Honeywell International, Inc.	2,537	550,707
Union Pacific Corp.	2,443	538,462
Boeing Co.*	2,001	509,695
Caterpillar, Inc.	1,989	461,189
United Parcel Service, Inc. — Class B	2,625	446,224
Raytheon Technologies Corp.	5,543	428,308
Deere & Co.	1,143	427,642
General Electric Co.	31,984	419,950
3M Co.	2,112	406,940
Lockheed Martin Corp.	899	332,180
CSX Corp.	2,782	268,240
FedEx Corp.	890	252,796
Norfolk Southern Corp.	919	246,770
Illinois Tool Works, Inc.	1,051	232,817
Eaton Corporation plc	1,452	200,783
Emerson Electric Co.	2,189	197,492
Waste Management, Inc.	1,420	183,208
Northrop Grumman Corp.	566	183,180
Johnson Controls International plc	2,627	156,753
TE Connectivity Ltd.	1,207	155,836
General Dynamics Corp.	846	153,600
L3Harris Technologies, Inc.	750	152,010
Parker-Hannifin Corp.	471	148,568
Amphenol Corp. — Class A	2,186	144,210
Trane Technologies plc	870	144,037
Agilent Technologies, Inc.	1,112	141,380
Carrier Global Corp.	2,981	125,858
Stanley Black & Decker, Inc.	587	117,206
TransDigm Group, Inc.*	199	116,996
Rockwell Automation, Inc.	424	112,546
AMETEK, Inc.	841	107,421
Otis Worldwide Corp.	1,487	101,785
Ball Corp.	1,196	101,349
Mettler-Toledo International, Inc.*	85	98,234
Keysight Technologies, Inc.*	679	97,369
Kansas City Southern	331	87,358
Fortive Corp.	1,233	87,099
Old Dominion Freight Line, Inc.	350	84,143
Vulcan Materials Co.	484	81,675
Republic Services, Inc. — Class A	768	76,301
Martin Marietta Materials, Inc.	227	76,231
Generac Holdings, Inc.*	229	74,986
Garmin Ltd.	545	71,858
Dover Corp.	524	71,856
Trimble, Inc.*	916	71,256
Xylem, Inc.	658	69,208
Ingersoll Rand, Inc.*	1,360	66,926
Amcor plc	5,698	66,553
Expeditors International of Washington, Inc.	618	66,552
Waters Corp.*	227	64,506
Jacobs Engineering Group, Inc.	475	61,403
IDEX Corp.	277	57,982
Masco Corp.	938	56,186
Teledyne Technologies, Inc.*	135	55,843
Westinghouse Air Brake Technologies Corp.	648	51,296
J.B. Hunt Transport Services, Inc.	305	51,261
Westrock Co.	961	50,020
Fortune Brands Home & Security, Inc.	506	48,485
CH Robinson Worldwide, Inc.	488	46,570
Packaging Corporation of America	346	46,530
Textron, Inc.	828	46,434
Howmet Aerospace, Inc.*	1,424	45,753
Snap-on, Inc.	198	45,687
Allegion plc	331	41,580
Pentair plc	606	37,766
A O Smith Corp.	494	33,399

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® FUND

	Shares	Value
Huntington Ingalls Industries, Inc.	147	$30,260
FLIR Systems, Inc.	479	27,049
Sealed Air Corp.	565	25,888
Total Industrial		10,437,641

Energy - 2.3%
Exxon Mobil Corp.	15,443	862,183
Chevron Corp.	7,027	736,359
ConocoPhillips	4,942	261,778
EOG Resources, Inc.	2,129	154,416
Schlumberger N.V.	5,101	138,696
Phillips 66	1,593	129,893
Marathon Petroleum Corp.	2,376	127,092
Pioneer Natural Resources Co.	751	119,274
Kinder Morgan, Inc.	7,102	118,248
Valero Energy Corp.	1,490	106,684
Williams Companies, Inc.	4,428	104,900
ONEOK, Inc.	1,623	82,221
Occidental Petroleum Corp.	3,058	81,404
Enphase Energy, Inc.*	471	76,377
Hess Corp.	997	70,548
Halliburton Co.	3,242	69,573
Baker Hughes Co.	2,659	57,461
Diamondback Energy, Inc.	660	48,503
Devon Energy Corp.	2,161	47,218
Marathon Oil Corp.	2,880	30,759
Cabot Oil & Gas Corp. — Class A	1,457	27,363
APA Corp.	1,378	24,666
HollyFrontier Corp.	545	19,500
NOV, Inc.*	1,416	19,428
Total Energy		3,514,544

Utilities - 2.1%
NextEra Energy, Inc.	7,149	540,536
Duke Energy Corp.	2,804	270,670
Southern Co.	3,854	239,565
Dominion Energy, Inc.	2,939	223,246
Exelon Corp.	3,562	155,802
American Electric Power Company, Inc.	1,812	153,476
Sempra Energy	1,104	146,368
Xcel Energy, Inc.	1,961	130,426
Public Service Enterprise Group, Inc.	1,843	110,967
Eversource Energy	1,251	108,324
WEC Energy Group, Inc.	1,151	107,722
American Water Works Company, Inc.	662	99,247
DTE Energy Co.	707	94,130
Consolidated Edison, Inc.	1,249	93,425
Edison International	1,384	81,102
PPL Corp.	2,805	80,896
Ameren Corp.	924	75,177
Entergy Corp.	731	72,713
FirstEnergy Corp.	1,982	68,756
AES Corp.	2,437	65,336
CMS Energy Corp.	1,054	64,526
Alliant Energy Corp.	912	49,394
Evergy, Inc.	828	49,291
Atmos Energy Corp.	468	46,262
CenterPoint Energy, Inc.	2,012	45,572
NiSource, Inc.	1,429	34,453
NRG Energy, Inc.	893	33,693
Pinnacle West Capital Corp.	411	33,435
Total Utilities		3,274,510

Basic Materials - 1.7%
Linde plc	1,907	534,227
Air Products and Chemicals, Inc.	807	227,041
Sherwin-Williams Co.	294	216,975
Ecolab, Inc.	907	194,161
Newmont Corp.	2,919	175,928
Freeport-McMoRan, Inc.	5,320	175,188
Dow, Inc.	2,718	173,789
DuPont de Nemours, Inc.	1,964	151,778
PPG Industries, Inc.	864	129,825
International Flavors & Fragrances, Inc.	907	126,626
LyondellBasell Industries N.V. — Class A	939	97,703
Nucor Corp.	1,087	87,253
International Paper Co.	1,434	77,536
Celanese Corp. — Class A	416	62,321
Albemarle Corp.	425	62,097
Eastman Chemical Co.	496	54,620
FMC Corp.	472	52,208
Mosaic Co.	1,258	39,765
CF Industries Holdings, Inc.	781	35,442
Total Basic Materials		2,674,483

Total Common Stocks
(Cost $84,468,825)		122,638,563

	Face Amount
U.S. TREASURY BILLS†† - 4.2%
U.S. Treasury Bills
0.01% due 04/27/21[2]	$5,100,000	5,099,935
0.09% due 04/01/21[2,3]	500,000	500,000
U.S. Cash Management Bill
0.03% due 08/03/21[2]	900,000	899,911
Total U.S. Treasury Bills
(Cost $6,499,893)		6,499,846

REPURCHASE AGREEMENTS††,4 - 13.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	11,356,244	11,356,244
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	5,163,101	5,163,101
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	4,712,135	4,712,135
Total Repurchase Agreements
(Cost $21,231,480)		21,231,480

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,5 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[6]	41,708	41,708
Total Securities Lending Collateral
(Cost $41,708)		41,708

Total Investments - 97.5%
(Cost $112,241,906)		$150,411,597
Other Assets & Liabilities, net - 2.5%		3,893,996
Total Net Assets - 100.0%		$154,305,593

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	04/08/21	4,576	$18,178,343	$24,350
BNP Paribas	S&P 500 Index	0.66% (1 Month USD LIBOR + 0.55%)	At Maturity	04/08/21	251	997,152	10,430
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	04/07/21	3,133	12,446,419	7,786
						$31,621,914	$42,566

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Repurchase Agreements — See Note 6.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7-day yield as of March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$122,638,563	$—	$—	$122,638,563
U.S. Treasury Bills	—	6,499,846	—	6,499,846
Repurchase Agreements	—	21,231,480	—	21,231,480
Securities Lending Collateral	41,708	—	—	41,708
Equity Index Swap Agreements**	—	42,566	—	42,566
Total Assets	$122,680,271	$27,773,892	$—	$150,454,163

**	This derivative is reported as unrealized appreciation/depreciation at period end.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $41,120 of securities loaned (cost $91,010,426)	$129,180,117
Repurchase agreements, at value (cost $21,231,480)	21,231,480
Cash	7,069
Segregated cash with broker	160,000
Unrealized appreciation on OTC swap agreements	42,566
Receivables:
Fund shares sold	4,999,377
Dividends	94,980
Swap settlement	36,383
Variation margin on futures contracts	4,788
Securities lending income	4
Interest	4
Total assets	155,756,768

Liabilities:
Payable for:
Securities purchased	899,911
Fund shares redeemed	139,624
Management fees	98,361
Return of securities lending collateral	41,708
Distribution and service fees	40,657
Transfer agent and administrative fees	35,279
Portfolio accounting fees	19,672
Trustees’ fees*	2,408
Miscellaneous	173,555
Total liabilities	1,451,175
Commitments and contingent liabilities (Note 12)	—
Net assets	$154,305,593

Net assets consist of:
Paid in capital	$130,922,288
Total distributable earnings (loss)	23,383,305
Net assets	$154,305,593

A-Class:
Net assets	$18,653,165
Capital shares outstanding	295,777
Net asset value per share	$63.06
Maximum offering price per share (Net asset value divided by 95.25%)	$66.20

C-Class:
Net assets	$12,039,796
Capital shares outstanding	220,828
Net asset value per share	$54.52

H-Class:
Net assets	$123,612,632
Capital shares outstanding	1,960,030
Net asset value per share	$63.07

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$2,335,476
Interest	8,532
Income from securities lending, net	1,074
Total investment income	2,345,082

Expenses:
Management fees	1,158,635
Distribution and service fees:
A-Class	42,281
C-Class	113,638
H-Class	315,522
Transfer agent and administrative fees	432,296
Portfolio accounting fees	231,706
Professional fees	70,728
Trustees’ fees*	30,599
Custodian fees	22,462
Interest expense	13
Miscellaneous	213,943
Total expenses	2,631,823
Net investment loss	(286,741)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	23,842,043
Swap agreements	2,625,337
Futures contracts	2,389,472
Net realized gain	28,856,852
Net change in unrealized appreciation (depreciation) on:
Investments	28,649,981
Swap agreements	681,773
Futures contracts	(794,086)
Net change in unrealized appreciation (depreciation)	28,537,668
Net realized and unrealized gain	57,394,520
Net increase in net assets resulting from operations	$57,107,779

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(286,741)	$303,913
Net realized gain on investments	28,856,852	28,531,508
Net change in unrealized appreciation (depreciation) on investments	28,537,668	(30,796,646)
Net increase (decrease) in net assets resulting from operations	57,107,779	(1,961,225)

Distributions to shareholders:
A-Class	(2,097,148)	(170,248)
C-Class	(1,988,516)	(224,547)
H-Class	(17,353,786)	(1,236,817)
Total distributions to shareholders	(21,439,450)	(1,631,612)

Capital share transactions:
Proceeds from sale of shares
A-Class	81,748,960	87,906,591
C-Class	10,752,839	29,691,610
H-Class	770,668,766	769,142,083
Distributions reinvested
A-Class	2,020,425	161,590
C-Class	1,870,486	215,561
H-Class	17,262,763	1,225,304
Cost of shares redeemed
A-Class	(82,637,657)	(95,911,253)
C-Class	(12,101,344)	(34,726,021)
H-Class	(805,526,433)	(774,454,754)
Net decrease from capital share transactions	(15,941,195)	(16,749,289)
Net increase (decrease) in net assets	19,727,134	(20,342,126)

Net assets:
Beginning of year	134,578,459	154,920,585
End of year	$154,305,593	$134,578,459

Capital share activity:
Shares sold
A-Class	1,376,150	1,691,515
C-Class	204,841	615,341
H-Class	13,337,703	14,338,970
Shares issued from reinvestment of distributions
A-Class	34,379	2,804
C-Class	36,734	4,209
H-Class	293,734	21,273
Shares redeemed
A-Class	(1,389,174)	(1,813,839)
C-Class	(237,843)	(718,973)
H-Class	(14,090,159)	(14,269,930)
Net decrease in shares	(433,635)	(128,630)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$46.64	$51.55	$48.72	$45.52	$39.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.17	.15	.13	.06
Net gain (loss) on investments (realized and unrealized)	24.50	(4.54)	3.45	5.44	5.97
Total from investment operations	24.42	(4.37)	3.60	5.57	6.03
Less distributions from:
Net investment income	(.02)	(.12)	(.05)	(.12)	(.05)
Net realized gains	(7.98)	(.42)	(.72)	(2.25)	(.31)
Total distributions	(8.00)	(.54)	(.77)	(2.37)	(.36)
Net asset value, end of period	$63.06	$46.64	$51.55	$48.72	$45.52

Total Return[b]	53.64%	(8.67%)	7.59%	12.16%	15.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,653	$12,798	$20,307	$21,041	$20,960
Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.31%	0.30%	0.27%	0.14%
Total expenses	1.65%	1.68%	1.67%	1.58%	1.57%
Portfolio turnover rate	284%	227%	157%	151%	133%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$41.37	$46.12	$44.00	$41.62	$36.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.24)	(.20)	(.19)	(.22)
Net gain (loss) on investments (realized and unrealized)	21.61	(3.97)	3.09	4.94	5.46
Total from investment operations	21.15	(4.21)	2.89	4.75	5.24
Less distributions from:
Net investment income	(.02)	(.12)	(.05)	(.12)	(.05)
Net realized gains	(7.98)	(.42)	(.72)	(2.25)	(.31)
Total distributions	(8.00)	(.54)	(.77)	(2.37)	(.36)
Net asset value, end of period	$54.52	$41.37	$46.12	$44.00	$41.62

Total Return[b]	52.49%	(9.35%)	6.78%	11.29%	14.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,040	$8,981	$14,599	$20,484	$20,931
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.50%)	(0.45%)	(0.44%)	(0.57%)
Total expenses	2.39%	2.43%	2.41%	2.33%	2.33%
Portfolio turnover rate	284%	227%	157%	151%	133%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$46.64	$51.54	$48.71	$45.51	$39.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	.15	.16	.15	.07
Net gain (loss) on investments (realized and unrealized)	24.51	(4.51)	3.44	5.42	5.96
Total from investment operations	24.43	(4.36)	3.60	5.57	6.03
Less distributions from:
Net investment income	(.02)	(.12)	(.05)	(.12)	(.05)
Net realized gains	(7.98)	(.42)	(.72)	(2.25)	(.31)
Total distributions	(8.00)	(.54)	(.77)	(2.37)	(.36)
Net asset value, end of period	$63.07	$46.64	$51.54	$48.71	$45.51

Total Return	53.64%	(8.65%)	7.59%	12.14%	15.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,613	$112,799	$120,014	$178,533	$226,744
Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.28%	0.32%	0.31%	0.16%
Total expenses	1.65%	1.68%	1.66%	1.58%	1.58%
Portfolio turnover rate	284%	227%	157%	151%	133%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index.

Inverse S&P 500® Strategy Fund Investor Class returned -39.21%, while the S&P 500 Index returned 56.35% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and Amazon.com, Inc. The holdings detracting the most were Gilead Sciences, Inc. and Biogen, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.3%
Total	21.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	(39.21%)	(15.93%)	(14.70%)
A-Class Shares	(39.38%)	(16.15%)	(14.91%)
A-Class Shares with sales charge‡	(42.26%)	(16.96%)	(15.33%)
C-Class Shares	(39.82%)	(16.78%)	(15.55%)
C-Class Shares with CDSC§	(40.41%)	(16.78%)	(15.55%)
S&P 500 Index	56.35%	16.29%	13.91%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(39.37%)	(16.14%)	(14.06%)
S&P 500 Index	56.35%	16.29%	13.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 21.7%
Guggenheim Strategy Fund II1	282,633	$7,060,175
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	527,442	5,253,327
Total Mutual Funds
(Cost $12,230,892)		12,313,502

	Face Amount
FEDERAL AGENCY NOTES†† - 43.2%
Federal Farm Credit Bank
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[2]	$5,000,000	5,001,259
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	4,500,000	4,514,247
0.29% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22[2]	4,000,000	4,009,137
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	3,040,000	3,052,231
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	3,000,000	3,006,890
Fannie Mae
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[2]	5,000,000	5,009,753
Total Federal Agency Notes
(Cost $24,539,656)		24,593,517

U.S. GOVERNMENT SECURITIES†† - 12.4%
U.S. Treasury Note
1.75% due 11/30/21	7,000,000	7,078,750
Total U.S. Government Securities
(Cost $7,076,274)		7,078,750

U.S. TREASURY BILLS†† - 8.1%
U.S. Treasury Bills
0.04% due 04/01/21[3,4]	2,000,000	2,000,000
0.09% due 04/01/21[3,4]	1,500,000	1,500,000
0.01% due 04/22/21[4,5]	100,000	99,999
U.S. Cash Management Bill
0.03% due 08/03/21[4]	1,000,000	999,901
Total U.S. Treasury Bills
(Cost $4,599,900)		4,599,900

REPURCHASE AGREEMENTS††,6 - 17.3%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	5,258,783	5,258,783
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	2,390,898	2,390,898
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	2,182,067	2,182,067
Total Repurchase Agreements
(Cost $9,831,748)		9,831,748

Total Investments - 102.7%
(Cost $58,278,470)		$58,417,417
Other Assets & Liabilities, net - (2.7)%		(1,558,253)
Total Net Assets - 100.0%		$56,859,164

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	41	Jun 2021	$8,135,425	$(24,089)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P 500 Index	0.39% (1 Week USD LIBOR + 0.30%)	At Maturity	04/07/21	1,793	$7,121,758	$(72,241)
Goldman Sachs International	S&P 500 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	04/08/21	4,015	15,952,603	(163,358)
BNP Paribas	S&P 500 Index	0.16% (1 Month USD LIBOR + 0.05%)	At Maturity	04/08/21	6,457	25,651,071	(273,402)
						$48,725,432	$(509,001)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,313,502	$—	$—	$12,313,502
Federal Agency Notes	—	24,593,517	—	24,593,517
U.S. Government Securities	—	7,078,750	—	7,078,750
U.S. Treasury Bills	—	4,599,900	—	4,599,900
Repurchase Agreements	—	9,831,748	—	9,831,748
Total Assets	$12,313,502	$46,103,915	$—	$58,417,417

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$24,089	$—	$—	$24,089
Equity Index Swap Agreements**	—	509,001	—	509,001
Total Liabilities	$24,089	$509,001	$—	$533,090

**	This derivative is reported as unrealized appreciation/depreciation at period end.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,797,326	$—	$—	$—	$262,849	$7,060,175	282,633	$119,880
Guggenheim Ultra Short Duration Fund — Institutional Class	4,355,562	800,000	—	—	97,765	5,253,327	527,442	60,246
	$11,152,888	$800,000	$—	$—	$360,614	$12,313,502		$180,126

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $36,215,830)	$36,272,167
Investments in affiliated issuers, at value (cost $12,230,892)	12,313,502
Repurchase agreements, at value (cost $9,831,748)	9,831,748
Segregated cash with broker	351,501
Receivables:
Interest	49,723
Fund shares sold	16,095
Dividends	12,740
Total assets	58,847,476

Liabilities:
Unrealized depreciation on OTC swap agreements	509,001
Payable for:
Securities purchased	999,901
Swap settlement	183,179
Fund shares redeemed	120,226
Management fees	44,705
Variation margin on futures contracts	42,640
Transfer agent and administrative fees	13,696
Portfolio accounting fees	5,091
Distribution and service fees	1,271
Trustees’ fees*	934
Miscellaneous	67,668
Total liabilities	1,988,312
Commitments and contingent liabilities (Note 12)	—
Net assets	$56,859,164

Net assets consist of:
Paid in capital	$314,920,181
Total distributable earnings (loss)	(258,061,017)
Net assets	$56,859,164

Investor Class:
Net assets	$53,937,182
Capital shares outstanding	1,565,114
Net asset value per share	$34.46

A-Class:
Net assets	$1,540,286
Capital shares outstanding	48,767
Net asset value per share	$31.58
Maximum offering price per share (Net asset value divided by 95.25%)	$33.15

C-Class:
Net assets	$448,528
Capital shares outstanding	16,113
Net asset value per share	$27.84

H-Class:
Net assets	$933,168
Capital shares outstanding	29,546
Net asset value per share	$31.58

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$180,126
Interest	162,442
Total investment income	342,568

Expenses:
Management fees	813,520
Distribution and service fees:
A-Class	8,339
C-Class	27,826
H-Class	8,229
Transfer agent and administrative fees	256,298
Registration fees	108,698
Portfolio accounting fees	90,406
Professional fees	59,457
Trustees’ fees*	24,220
Custodian fees	13,653
Miscellaneous	1,296
Total expenses	1,411,942
Less:
Expenses waived by Adviser	(13,060)
Net expenses	1,398,882
Net investment loss	(1,056,314)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,090
Swap agreements	(45,285,886)
Futures contracts	(2,730,560)
Net realized loss	(48,009,356)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	51,135
Investments in affiliated issuers	360,614
Swap agreements	(1,877,952)
Futures contracts	855,464
Net change in unrealized appreciation (depreciation)	(610,739)
Net realized and unrealized loss	(48,620,095)
Net decrease in net assets resulting from operations	$(49,676,409)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,056,314)	$300,608
Net realized loss on investments	(48,009,356)	(4,221,749)
Net change in unrealized appreciation (depreciation) on investments	(610,739)	787,183
Net decrease in net assets resulting from operations	(49,676,409)	(3,133,958)

Distributions to shareholders:
Investor Class	(277,176)	(404,392)
A-Class	(9,604)	(30,961)
C-Class	(3,226)	(17,735)
H-Class	(10,602)	(31,456)
Total distributions to shareholders	(300,608)	(484,544)

Capital share transactions:
Proceeds from sale of shares
Investor Class	178,190,566	191,676,284
A-Class	12,807,868	32,213,820
C-Class	2,841,557	14,599,836
H-Class	63,823,950	55,422,179
Distributions reinvested
Investor Class	272,737	392,366
A-Class	9,367	30,236
C-Class	3,194	17,213
H-Class	10,599	30,608
Cost of shares redeemed
Investor Class	(167,214,983)	(150,547,290)
A-Class	(16,491,894)	(27,995,128)
C-Class	(6,780,375)	(10,836,227)
H-Class	(69,316,249)	(51,569,418)
Net increase (decrease) from capital share transactions	(1,843,663)	53,434,479
Net increase (decrease) in net assets	(51,820,680)	49,815,977

Net assets:
Beginning of year	108,679,844	58,863,867
End of year	$56,859,164	$108,679,844

Capital share activity:
Shares sold
Investor Class	3,928,771	3,369,987
A-Class	303,444	638,191
C-Class	70,485	327,353
H-Class	1,571,175	1,099,080
Shares issued from reinvestment of distributions
Investor Class	7,211	7,737
A-Class	270	648
C-Class	104	414
H-Class	305	656
Shares redeemed
Investor Class	(3,878,838)	(2,681,827)
A-Class	(399,699)	(557,215)
C-Class	(191,634)	(247,750)
H-Class	(1,711,838)	(1,059,178)
Net increase (decrease) in shares	(300,244)	898,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [e]
Per Share Data
Net asset value, beginning of period	$56.92	$56.77	$61.76	$70.35	$83.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	.31	.46	(.07)	(.55)
Net gain (loss) on investments (realized and unrealized)	(21.84)	.26	(5.45)	(8.52)	(12.19)
Total from investment operations	(22.31)	.57	(4.99)	(8.59)	(12.74)
Less distributions from:
Net investment income	(.15)	(.42)	—	—	—
Total distributions	(.15)	(.42)	—	—	—
Net asset value, end of period	$34.46	$56.92	$56.77	$61.76	$70.35

Total Return	(39.21%)	1.10%	(8.08%)	(12.21%)	(15.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,937	$85,839	$46,105	$57,342	$76,404
Ratios to average net assets:
Net investment income (loss)	(1.12%)	0.58%	0.78%	(0.10%)	(0.70%)
Total expenses[b]	1.51%	1.53%	1.52%	1.43%	1.42%
Net expenses[c]	1.50%	1.51%	1.51%	1.43%	1.42%
Portfolio turnover rate	—	—	—	56%	114%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [e]
Per Share Data
Net asset value, beginning of period	$52.33	$52.36	$57.11	$65.22	$77.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	.21	.27	(.22)	(.70)
Net gain (loss) on investments (realized and unrealized)	(20.04)	.18	(5.02)	(7.89)	(11.29)
Total from investment operations	(20.60)	.39	(4.75)	(8.11)	(11.99)
Less distributions from:
Net investment income	(.15)	(.42)	—	—	—
Total distributions	(.15)	(.42)	—	—	—
Net asset value, end of period	$31.58	$52.33	$52.36	$57.11	$65.22

Total Return[d]	(39.38%)	0.85%	(8.32%)	(12.43%)	(15.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,540	$7,575	$3,306	$4,637	$6,331
Ratios to average net assets:
Net investment income (loss)	(1.39%)	0.43%	0.50%	(0.37%)	(0.96%)
Total expenses[b]	1.78%	1.78%	1.76%	1.68%	1.67%
Net expenses[c]	1.77%	1.76%	1.76%	1.68%	1.67%
Portfolio turnover rate	—	—	—	56%	114%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [e]
Per Share Data
Net asset value, beginning of period	$46.49	$46.92	$51.56	$59.34	$70.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(.22)	(.13)	(.63)	(1.12)
Net gain (loss) on investments (realized and unrealized)	(17.70)	.21	(4.51)	(7.15)	(10.33)
Total from investment operations	(18.50)	(.01)	(4.64)	(7.78)	(11.45)
Less distributions from:
Net investment income	(.15)	(.42)	—	—	—
Total distributions	(.15)	(.42)	—	—	—
Net asset value, end of period	$27.84	$46.49	$46.92	$51.56	$59.34

Total Return[d]	(39.82%)	0.09%	(9.00%)	(13.11%)	(16.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$449	$6,376	$2,681	$4,203	$6,760
Ratios to average net assets:
Net investment income (loss)	(2.16%)	(0.51%)	(0.27%)	(1.14%)	(1.69%)
Total expenses[b]	2.54%	2.53%	2.51%	2.43%	2.42%
Net expenses[c]	2.53%	2.51%	2.51%	2.43%	2.42%
Portfolio turnover rate	—	—	—	56%	114%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017 [e]
Per Share Data
Net asset value, beginning of period	$52.32	$52.35	$57.11	$65.22	$77.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	.17	.29	(.27)	(.70)
Net gain (loss) on investments (realized and unrealized)	(20.03)	.22	(5.05)	(7.84)	(11.25)
Total from investment operations	(20.59)	.39	(4.76)	(8.11)	(11.95)
Less distributions from:
Net investment income	(.15)	(.42)	—	—	—
Total distributions	(.15)	(.42)	—	—	—
Net asset value, end of period	$31.58	$52.32	$52.35	$57.11	$65.22

Total Return	(39.37%)	0.85%	(8.33%)	(12.43%)	(15.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$933	$8,890	$6,772	$4,672	$2,857
Ratios to average net assets:
Net investment income (loss)	(1.38%)	0.34%	0.52%	(0.45%)	(0.96%)
Total expenses[b]	1.78%	1.78%	1.77%	1.69%	1.67%
Net expenses[c]	1.76%	1.76%	1.76%	1.69%	1.67%
Portfolio turnover rate	—	—	—	56%	114%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflect the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect 1:6 reverse share split effective October 28, 2016.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 31, 2021, the Monthly Rebalance NASDAQ-100® 2X Strategy Fund H-Class returned 164.81%, while the NASDAQ-100 Index returned 68.88%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. The holdings detracting the most were Biogen, Inc., Gilead Sciences, Inc., and Peloton Interactive, Inc. Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to compounding, the Fund’s performance generally will not correlate to the performance of the benchmark over periods greater than a full calendar month. For example, the Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods. Investors in the Fund should actively monitor and manage their investments to ensure they are consistent with their strategies. The effects of compounding are discussed in more detail on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	22.2%
Guggenheim Strategy Fund II	10.3%
Apple, Inc.	4.7%
Microsoft Corp.	4.1%
Amazon.com, Inc.	3.6%
Tesla, Inc.	1.8%
Facebook, Inc. — Class A	1.6%
Alphabet, Inc. — Class C	1.5%
Alphabet, Inc. — Class A	1.4%
NVIDIA Corp.	1.2%
Top Ten Total	52.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	Since Inception (11/28/14)
A-Class Shares	164.83%	47.18%	37.50%
A-Class Shares with sales charge‡	152.27%	45.75%	36.45%
C-Class Shares	162.86%	46.08%	36.43%
C-Class Shares with CDSC§	161.86%	46.08%	36.43%
H-Class Shares	164.81%	47.16%	38.01%
NASDAQ-100 Index	68.88%	25.22%	20.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 42.6%

Technology - 18.9%
Apple, Inc.	37,580	$4,590,397
Microsoft Corp.	16,884	3,980,741
NVIDIA Corp.	2,112	1,127,660
Intel Corp.	13,840	885,760
Adobe, Inc.*	1,631	775,328
Broadcom, Inc.	1,391	644,951
Texas Instruments, Inc.	3,135	592,484
QUALCOMM, Inc.	3,870	513,123
Applied Materials, Inc.	3,126	417,634
Intuit, Inc.	933	357,395
Micron Technology, Inc.*	3,811	336,168
Advanced Micro Devices, Inc.*	4,126	323,891
Lam Research Corp.	487	289,882
Fiserv, Inc.*	2,280	271,411
Activision Blizzard, Inc.	2,639	245,427
Zoom Video Communications, Inc. — Class A*	694	222,975
Autodesk, Inc.*	749	207,585
Analog Devices, Inc.	1,257	194,936
NXP Semiconductor N.V.	944	190,065
KLA Corp.	525	173,460
ASML Holding N.V. — Class G	265	163,600
Workday, Inc. — Class A*	613	152,288
Microchip Technology, Inc.	917	142,337
Cognizant Technology Solutions Corp. — Class A	1,808	141,241
Electronic Arts, Inc.	980	132,663
Cadence Design Systems, Inc.*	950	130,140
Synopsys, Inc.*	519	128,598
DocuSign, Inc.*	635	128,556
Paychex, Inc.	1,228	120,369
Marvell Technology Group Ltd.	2,288	112,066
NetEase, Inc. ADR	1,021	105,428
Xilinx, Inc.	836	103,580
Skyworks Solutions, Inc.	562	103,116
ANSYS, Inc.*	296	100,510
Atlassian Corporation plc — Class A*	453	95,474
Maxim Integrated Products, Inc.	913	83,421
Cerner Corp.	1,043	74,971
Splunk, Inc.*	551	74,649
Check Point Software Technologies Ltd.*	478	53,522
Total Technology		18,487,802

Communications - 13.5%
Amazon.com, Inc.*	1,127	3,487,028
Facebook, Inc. — Class A*	5,385	1,586,044
Alphabet, Inc. — Class C*	733	1,516,306
Alphabet, Inc. — Class A*	673	1,388,076
Comcast Corp. — Class A	15,572	842,601
Netflix, Inc.*	1,509	787,185
Cisco Systems, Inc.	14,381	743,641
T-Mobile US, Inc.*	4,234	530,478
Charter Communications, Inc. — Class A*	660	407,233
Booking Holdings, Inc.*	140	326,178
MercadoLibre, Inc.*	170	250,264
JD.com, Inc. ADR*	2,830	238,654
Baidu, Inc. ADR*	924	201,016
Pinduoduo, Inc. ADR*	1,177	157,577
eBay, Inc.	2,318	141,954
Match Group, Inc.*	916	125,840
Okta, Inc.*	413	91,037
Sirius XM Holdings, Inc.[1]	14,103	85,887
CDW Corp.	480	79,560
VeriSign, Inc.*	385	76,523
Trip.com Group Ltd. ADR*	1,795	71,136
Fox Corp. — Class A	1,139	41,130
Fox Corp. — Class B	873	30,494
Total Communications		13,205,842

Consumer, Non-cyclical - 5.6%
PayPal Holdings, Inc.*	3,990	968,932
PepsiCo, Inc.	4,700	664,815
Amgen, Inc.	1,967	489,409
Intuitive Surgical, Inc.*	401	296,315
Mondelez International, Inc. — Class A	4,810	281,529
Gilead Sciences, Inc.	4,281	276,681
Automatic Data Processing, Inc.	1,458	274,789
Illumina, Inc.*	497	190,878
Vertex Pharmaceuticals, Inc.*	886	190,392
Moderna, Inc.*	1,362	178,354
Regeneron Pharmaceuticals, Inc.*	359	169,857
Kraft Heinz Co.	4,167	166,680
Keurig Dr Pepper, Inc.	4,794	164,770
Monster Beverage Corp.*	1,798	163,780
Align Technology, Inc.*	270	146,213
Biogen, Inc.*	519	145,190
IDEXX Laboratories, Inc.*	291	142,389
Cintas Corp.	358	122,189
DexCom, Inc.*	328	117,880
Alexion Pharmaceuticals, Inc.*	749	114,530
Verisk Analytics, Inc. — Class A	555	98,063
Seagen, Inc.*	617	85,677
Incyte Corp.*	749	60,871
Total Consumer, Non-cyclical		5,510,183

Consumer, Cyclical - 4.0%
Tesla, Inc.*	2,659	1,776,026
Costco Wholesale Corp.	1,509	531,892
Starbucks Corp.	4,010	438,173
Marriott International, Inc. — Class A*	1,105	163,662
Walgreens Boots Alliance, Inc.	2,943	161,571
Ross Stores, Inc.	1,214	145,571
Lululemon Athletica, Inc.*	426	130,658
O’Reilly Automotive, Inc.*	239	121,233
PACCAR, Inc.	1,182	109,831
Peloton Interactive, Inc. — Class A*	898	100,971
Fastenal Co.	1,956	98,348
Dollar Tree, Inc.*	801	91,682
Copart, Inc.*	805	87,431
Total Consumer, Cyclical		3,957,049

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 0.4%
Exelon Corp.	3,326	$145,479
American Electric Power Company, Inc.	1,692	143,312
Xcel Energy, Inc.	1,831	121,780
Total Utilities		410,571

Industrial - 0.2%
CSX Corp.	2,597	250,403

Total Common Stocks
(Cost $34,157,537)		41,821,850

MUTUAL FUNDS† - 32.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,183,560	21,748,256
Guggenheim Strategy Fund II2	403,950	10,090,677
Total Mutual Funds
(Cost $31,544,280)		31,838,933

	Face Amount
U.S. TREASURY BILLS†† - 24.7%
U.S. Treasury Bills
0.09% due 04/01/21[3,4]	$12,907,000	12,907,000
0.01% due 04/22/21[4,5]	1,351,000	1,350,990
U.S. Cash Management Bill
0.03% due 08/03/21[4]	10,000,000	9,999,009
Total U.S. Treasury Bills
(Cost $24,256,997)		24,256,999

REPURCHASE AGREEMENTS††,6 - 15.7%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	8,224,345	8,224,345
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	3,739,187	3,739,187
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	3,412,591	3,412,591
Total Repurchase Agreements
(Cost $15,376,123)		15,376,123

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[8]	50,356	50,356
Total Securities Lending Collateral
(Cost $50,356)		50,356

Total Investments - 115.6%
(Cost $105,385,293)		$113,344,261
Other Assets & Liabilities, net - (15.6)%		(15,312,917)
Total Net Assets - 100.0%		$98,031,344

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	79	Jun 2021	$20,673,905	$255,378

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	04/08/21	2,346	$30,714,347	$973,157
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	05/26/21	7,427	97,232,622	834,244
BNP Paribas	NASDAQ-100 Index	0.76% (1 Month USD LIBOR + 0.65%)	At Maturity	04/08/21	429	5,611,601	(260,733)
						$133,558,570	$1,546,668

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$41,821,850	$—	$—	$41,821,850
Mutual Funds	31,838,933	—	—	31,838,933
U.S. Treasury Bills	—	24,256,999	—	24,256,999
Repurchase Agreements	—	15,376,123	—	15,376,123
Securities Lending Collateral	50,356	—	—	50,356
Equity Futures Contracts**	255,378	—	—	255,378
Equity Index Swap Agreements**	—	1,807,401	—	1,807,401
Total Assets	$73,966,517	$41,440,523	$—	$115,407,040

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$260,733	$—	$260,733

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,209,488	$8,650,000	$—	$—	$231,189	$10,090,677	403,950	$153,251
Guggenheim Ultra Short Duration Fund — Institutional Class	1,143,698	21,500,000	(1,000,000)	284	104,274	21,748,256	2,183,560	151,357
	$2,353,186	$30,150,000	$(1,000,000)	$284	$335,463	$31,838,933		$304,608

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $49,067 of securities loaned (cost $58,464,890)	$66,129,205
Investments in affiliated issuers, at value (cost $31,544,280)	31,838,933
Repurchase agreements, at value (cost $15,376,123)	15,376,123
Segregated cash with broker	311,769
Unrealized appreciation on OTC swap agreements	1,807,401
Receivables:
Fund shares sold	7,607,576
Variation margin on futures contracts	284,405
Investment Adviser	53,996
Dividends	38,682
Securities lending income	42
Interest	3
Total assets	123,448,135

Liabilities:
Unrealized depreciation on OTC swap agreements	260,733
Payable for:
Securities purchased	19,961,552
Swap settlement	4,382,561
Fund shares redeemed	254,736
Management fees	138,554
Return of securities lending collateral	50,356
Transfer agent and administrative fees	42,794
Distribution and service fees	40,848
Portfolio accounting fees	14,957
Trustees’ fees*	3,304
Miscellaneous	266,396
Total liabilities	25,416,791
Commitments and contingent liabilities (Note 12)	—
Net assets	$98,031,344

Net assets consist of:
Paid in capital	$95,952,879
Total distributable earnings (loss)	2,078,465
Net assets	$98,031,344

A-Class:
Net assets	$5,504,387
Capital shares outstanding	15,487
Net asset value per share	$355.42
Maximum offering price per share (Net asset value divided by 95.25%)	$373.14

C-Class:
Net assets	$1,750,646
Capital shares outstanding	5,189
Net asset value per share	$337.38

H-Class:
Net assets	$90,776,311
Capital shares outstanding	249,152
Net asset value per share	$364.34

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,038)	$1,715,497
Dividends from securities of affiliated issuers	304,608
Interest	36,146
Income from securities lending, net	510
Total investment income	2,056,761

Expenses:
Management fees	2,521,668
Distribution and service fees:
A-Class	14,247
C-Class	15,710
H-Class	682,296
Transfer agent and administrative fees	775,088
Portfolio accounting fees	263,786
Professional fees	118,019
Custodian fees	38,860
Trustees’ fees*	38,550
Line of credit fees	610
Interest expense	95
Miscellaneous	488,646
Total expenses	4,957,575
Less:
Expenses waived by Adviser	(1,207,139)
Net expenses	3,750,436
Net investment loss	(1,693,675)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	57,691,524
Investments in affiliated issuers	284
Swap agreements	103,455,523
Futures contracts	27,183,266
Net realized gain	188,330,597
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,417,426
Investments in affiliated issuers	335,463
Swap agreements	1,879,026
Futures contracts	(89,874)
Net change in unrealized appreciation (depreciation)	9,542,041
Net realized and unrealized gain	197,872,638
Net increase in net assets resulting from operations	$196,178,963

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,693,675)	$100,881
Net realized gain (loss) on investments	188,330,597	(5,559,290)
Net change in unrealized appreciation (depreciation) on investments	9,542,041	(8,523,966)
Net increase (decrease) in net assets resulting from operations	196,178,963	(13,982,375)

Distributions to shareholders:
A-Class	(432,118)	(3,735)
C-Class	(107,529)	(832)
H-Class	(18,988,998)	(203,974)
Total distributions to shareholders	(19,528,645)	(208,541)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,606,083	14,654,383
C-Class	1,448,846	737,827
H-Class	1,221,379,062	1,626,392,692
Distributions reinvested
A-Class	339,817	2,826
C-Class	102,321	735
H-Class	18,765,952	202,106
Cost of shares redeemed
A-Class	(10,958,122)	(14,843,489)
C-Class	(1,479,784)	(746,073)
H-Class	(1,343,395,643)	(1,718,544,874)
Net decrease from capital share transactions	(104,191,468)	(92,143,867)
Net increase (decrease) in net assets	72,458,850	(106,334,783)

Net assets:
Beginning of year	25,572,494	131,907,277
End of year	$98,031,344	$25,572,494

Capital share activity:
Shares sold
A-Class	36,828	92,924
C-Class	5,768	5,051
H-Class	4,521,174	9,985,485
Shares issued from reinvestment of distributions
A-Class	1,061	17
C-Class	336	5
H-Class	57,156	1,173
Shares redeemed
A-Class	(39,563)	(98,653)
C-Class	(4,971)	(4,660)
H-Class	(4,484,693)	(10,762,621)
Net increase (decrease) in shares	93,096	(781,279)

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$141.86	$134.54	$113.31	$79.32	$54.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.74)	.23	.25	(.23)	(.18)
Net gain (loss) on investments (realized and unrealized)	233.57	7.28	20.98	34.22	25.05
Total from investment operations	231.83	7.51	21.23	33.99	24.87
Less distributions from:
Net investment income	—	(.19)	—	—	—
Net realized gains	(18.27)	—	—	—	—
Total distributions	(18.27)	(.19)	—	—	—
Net asset value, end of period	$355.42	$141.86	$134.54	$113.31	$79.32

Total Return[b]	164.83%	5.56%	18.74%	42.85%	45.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,504	$2,434	$3,077	$1,990	$1,010
Ratios to average net assets:
Net investment income (loss)	(0.60%)	0.15%	0.19%	(0.23%)	(0.28%)
Total expenses[c]	1.77%	1.83%	1.81%	1.71%	1.72%
Net expenses[d,e]	1.33%	1.34%	1.35%	1.35%	1.35%
Portfolio turnover rate	509%	990%	467%	385%	259%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$136.06	$130.01	$110.32	$77.79	$53.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.70)	(.83)	(.64)	(1.00)	(.73)
Net gain (loss) on investments (realized and unrealized)	223.29	7.07	20.33	33.53	24.72
Total from investment operations	219.59	6.24	19.69	32.53	23.99
Less distributions from:
Net investment income	—	(.19)	—	—	—
Net realized gains	(18.27)	—	—	—	—
Total distributions	(18.27)	(.19)	—	—	—
Net asset value, end of period	$337.38	$136.06	$130.01	$110.32	$77.79

Total Return[b]	162.86%	4.77%	17.85%	41.82%	44.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,751	$552	$476	$170	$89
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(0.55%)	(0.52%)	(1.02%)	(1.10%)
Total expenses[c]	2.52%	2.58%	2.57%	2.46%	2.47%
Net expenses[d,e]	2.08%	2.09%	2.11%	2.10%	2.10%
Portfolio turnover rate	509%	990%	467%	385%	259%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$145.23	$137.80	$116.07	$81.25	$55.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.81)	.12	.19	(.25)	(.23)
Net gain (loss) on investments (realized and unrealized)	239.19	7.50	21.54	35.07	25.69
Total from investment operations	237.38	7.62	21.73	34.82	25.46
Less distributions from:
Net investment income	—	(.19)	—	—	—
Net realized gains	(18.27)	—	—	—	—
Total distributions	(18.27)	(.19)	—	—	—
Net asset value, end of period	$364.34	$145.23	$137.80	$116.07	$81.25

Total Return	164.81%	5.51%	18.72%	42.86%	45.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,776	$22,586	$128,354	$25,304	$28,573
Ratios to average net assets:
Net investment income (loss)	(0.60%)	0.08%	0.15%	(0.24%)	(0.35%)
Total expenses[c]	1.77%	1.82%	1.81%	1.71%	1.72%
Net expenses[d,e]	1.33%	1.34%	1.35%	1.35%	1.35%
Portfolio turnover rate	509%	990%	467%	385%	259%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years ended would be:

	03/31/21	03/31/20	03/31/19	03/29/18	03/31/17
A-Class	1.33%	1.33%	1.35%	1.35%	1.35%
C-Class	2.08%	2.08%	2.10%	2.10%	2.10%
H-Class	1.33%	1.34%	1.35%	1.35%	1.35%

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

Inverse NASDAQ-100® Strategy Fund Investor Class returned -45.03%, while the NASDAQ-100 Index returned 68.88%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. The holdings detracting the most were Biogen, Inc., Gilead Sciences, Inc., and Peloton Interactive, Inc. Class A.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	5.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.4%
Total	10.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	(45.03%)	(22.83%)	(19.76%)
A-Class Shares	(45.17%)	(23.01%)	(19.88%)
A-Class Shares with sales charge‡	(47.78%)	(23.76%)	(20.27%)
C-Class Shares	(45.58%)	(23.61%)	(20.59%)
C-Class Shares with CDSC§	(46.12%)	(23.61%)	(20.59%)
NASDAQ-100 Index	68.88%	25.22%	20.18%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(45.21%)	(23.05%)	(20.28%)
NASDAQ-100 Index	68.88%	25.22%	20.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.9%
Guggenheim Strategy Fund II1	61,417	$1,534,196
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	152,495	1,518,853
Total Mutual Funds
(Cost $2,973,832)		3,053,049

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 28.7%
Federal Home Loan Bank
0.01% due 04/12/21[2]	$3,400,000	3,399,990
0.01% due 04/14/21[2]	3,000,000	2,999,992
0.01% due 04/09/21[2]	1,600,000	1,599,996
Total Federal Agency Discount Notes
(Cost $7,999,978)		7,999,978

FEDERAL AGENCY NOTES†† - 17.9%
Federal Farm Credit Bank
0.23% due 06/09/22	2,500,000	2,500,566
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	750,000	752,374
0.29% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22[3]	500,000	501,142
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[3]	240,000	240,966
Farmer Mac
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/22/21[3]	1,000,000	1,000,018
Total Federal Agency Notes
(Cost $4,990,320)		4,995,066

U.S. TREASURY BILLS†† - 12.3%
U.S. Treasury Bills
0.09% due 04/01/21[2,4]	2,000,000	2,000,000
0.01% due 04/22/21[2,5]	226,000	225,998
U.S. Cash Management Bill
0.03% due 08/03/21[2]	1,200,000	1,199,881
Total U.S. Treasury Bills
(Cost $3,425,879)		3,425,879

REPURCHASE AGREEMENTS††,6 - 31.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[4]	4,754,350	4,754,350
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[4]	2,161,559	2,161,559
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[4]	1,972,759	1,972,759
Total Repurchase Agreements
(Cost $8,888,668)		8,888,668

Total Investments - 101.6%
(Cost $28,278,677)		$28,362,640
Other Assets & Liabilities, net - (1.6)%		(445,254)
Total Net Assets - 100.0%		$27,917,386

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	14	Jun 2021	$3,663,730	$(44,931)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	04/07/21	792	$10,364,253	$540,183
BNP Paribas	NASDAQ-100 Index	0.26% (1 Month USD LIBOR + 0.15%)	At Maturity	04/08/21	510	6,675,620	310,165
Goldman Sachs International	NASDAQ-100 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	04/08/21	550	7,202,048	267,473
						$24,241,921	$1,117,821

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,053,049	$—	$—	$3,053,049
Federal Agency Discount Notes	—	7,999,978	—	7,999,978
Federal Agency Notes	—	4,995,066	—	4,995,066
U.S. Treasury Bills	—	3,425,879	—	3,425,879
Repurchase Agreements	—	8,888,668	—	8,888,668
Equity Index Swap Agreements**	—	1,117,821	—	1,117,821
Total Assets	$3,053,049	$26,427,412	$—	$29,480,461

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$44,931	$—	$—	$44,931

**	This derivative is reported as unrealized appreciation/depreciation at period end.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,621,432	$1,150,000	$(1,300,000)	$(23,890)	$86,654	$1,534,196	61,417	$25,931
Guggenheim Ultra Short Duration Fund — Institutional Class	2,781,641	—	(1,299,999)	(15,470)	52,681	1,518,853	152,495	18,729
	$4,403,073	$1,150,000	$(2,599,999)	$(39,360)	$139,335	$3,053,049		$44,660

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $16,416,177)	$16,420,923
Investments in affiliated issuers, at value (cost $2,973,832)	3,053,049
Repurchase agreements, at value (cost $8,888,668)	8,888,668
Unrealized appreciation on OTC swap agreements	1,117,821
Receivables:
Fund shares sold	52,198
Dividends	3,108
Interest	2,353
Total assets	29,538,120

Liabilities:
Payable for:
Securities purchased	1,199,881
Swap settlement	242,001
Variation margin on futures contracts	57,820
Fund shares redeemed	54,088
Management fees	22,093
Transfer agent and administrative fees	6,700
Portfolio accounting fees	2,490
Trustees’ fees*	457
Distribution and service fees	376
Miscellaneous	34,828
Total liabilities	1,620,734
Commitments and contingent liabilities (Note 12 )	—
Net assets	$27,917,386

Net assets consist of:
Paid in capital	$83,320,856
Total distributable earnings (loss)	(55,403,470)
Net assets	$27,917,386

Investor Class:
Net assets	$26,017,809
Capital shares outstanding	994,328
Net asset value per share	$26.17

A-Class:
Net assets	$1,489,371
Capital shares outstanding	59,062
Net asset value per share	$25.22
Maximum offering price per share (Net asset value divided by 95.25%)	$26.48

C-Class:
Net assets	$73,344
Capital shares outstanding	3,481
Net asset value per share	$21.07

H-Class:
Net assets	$336,862
Capital shares outstanding	13,566
Net asset value per share	$24.83

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$44,660
Interest	28,418
Total investment income	73,078

Expenses:
Management fees	267,391
Distribution and service fees:
A-Class	2,946
C-Class	978
H-Class	1,339
Transfer agent and administrative fees	85,110
Registration fees	35,623
Portfolio accounting fees	29,715
Professional fees	22,922
Trustees’ fees*	10,039
Custodian fees	4,662
Interest expense	5
Miscellaneous	883
Total expenses	461,613
Less:
Expenses waived by Adviser	(4,040)
Net expenses	457,573
Net investment loss	(384,495)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,989
Investments in affiliated issuers	(39,360)
Swap agreements	(18,186,753)
Futures contracts	(1,072,867)
Net realized loss	(19,290,991)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,203)
Investments in affiliated issuers	139,335
Swap agreements	573,266
Futures contracts	312,304
Net change in unrealized appreciation (depreciation)	1,019,702
Net realized and unrealized loss	(18,271,289)
Net decrease in net assets resulting from operations	$(18,655,784)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(384,495)	$23,879
Net realized loss on investments	(19,290,991)	(3,760,361)
Net change in unrealized appreciation (depreciation) on investments	1,019,702	218,274
Net decrease in net assets resulting from operations	(18,655,784)	(3,518,208)

Distributions to shareholders:
Investor Class	(22,226)	(110,169)
A-Class	(1,054)	(5,386)
C-Class	(91)	(975)
H-Class	(508)	(3,185)
Total distributions to shareholders	(23,879)	(119,715)

Capital share transactions:
Proceeds from sale of shares
Investor Class	144,882,020	178,666,654
A-Class	3,667,695	2,499,290
C-Class	193,217	232,896
H-Class	6,088,524	22,452,898
Distributions reinvested
Investor Class	22,181	110,048
A-Class	1,054	5,386
C-Class	91	940
H-Class	508	3,185
Cost of shares redeemed
Investor Class	(160,545,957)	(122,161,471)
A-Class	(2,125,089)	(2,798,481)
C-Class	(281,311)	(106,531)
H-Class	(5,965,750)	(22,382,916)
Net increase (decrease) from capital share transactions	(14,062,817)	56,521,898
Net increase (decrease) in net assets	(32,742,480)	52,883,975

Net assets:
Beginning of year	60,659,866	7,775,891
End of year	$27,917,386	$60,659,866

Capital share activity:
Shares sold
Investor Class	3,947,180	3,532,372
A-Class	119,568	52,824
C-Class	7,518	5,698
H-Class	185,652	484,862
Shares issued from reinvestment of distributions
Investor Class	785	2,293
A-Class	39	116
C-Class	4	24
H-Class	19	70
Shares redeemed
Investor Class	(4,198,573)	(2,408,027)
A-Class	(71,894)	(57,338)
C-Class	(10,068)	(2,529)
H-Class	(184,954)	(478,602)
Net increase (decrease) in shares	(204,724)	1,131,763

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$47.65	$54.72	$63.05	$77.68	$96.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	.09	.56	.11	(.51)
Net gain (loss) on investments (realized and unrealized)	(21.05)	(6.83)	(8.89)	(14.74)	(18.23)
Total from investment operations	(21.45)	(6.74)	(8.33)	(14.63)	(18.74)
Less distributions from:
Net investment income	(.03)	(.33)	—	—	—
Total distributions	(.03)	(.33)	—	—	—
Net asset value, end of period	$26.17	$47.65	$54.72	$63.05	$77.68

Total Return	(45.03%)	(12.32%)	(13.21%)	(18.83%)	(19.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,018	$59,321	$6,473	$5,474	$6,286
Ratios to average net assets:
Net investment income (loss)	(1.28%)	0.17%	0.93%	0.16%	(0.57%)
Total expenses[b]	1.54%	1.57%	1.56%	1.46%	1.46%
Net expenses[c]	1.52%	1.54%	1.54%	1.46%	1.46%
Portfolio turnover rate	37%	37%	38%	—	486%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$46.04	$53.01	$61.24	$75.63	$94.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.45)	.19	.41	(.08)	(1.00)
Net gain (loss) on investments (realized and unrealized)	(20.34)	(6.83)	(8.64)	(14.31)	(17.38)
Total from investment operations	(20.79)	(6.64)	(8.23)	(14.39)	(18.38)
Less distributions from:
Net investment income	(.03)	(.33)	—	—	—
Total distributions	(.03)	(.33)	—	—	—
Net asset value, end of period	$25.22	$46.04	$53.01	$61.24	$75.63

Total Return[d]	(45.17%)	(12.53%)	(13.44%)	(19.03%)	(19.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,489	$523	$835	$1,037	$2,626
Ratios to average net assets:
Net investment income (loss)	(1.51%)	0.39%	0.72%	(0.12%)	(1.08%)
Total expenses[b]	1.78%	1.81%	1.81%	1.72%	1.70%
Net expenses[c]	1.76%	1.76%	1.79%	1.72%	1.70%
Portfolio turnover rate	37%	37%	38%	—	486%

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$38.76	$45.03	$52.43	$65.23	$81.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.17)	(.06)	(.48)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(17.06)	(5.77)	(7.34)	(12.32)	(15.42)
Total from investment operations	(17.66)	(5.94)	(7.40)	(12.80)	(16.56)
Less distributions from:
Net investment income	(.03)	(.33)	—	—	—
Total distributions	(.03)	(.33)	—	—	—
Net asset value, end of period	$21.07	$38.76	$45.03	$52.43	$65.23

Total Return[d]	(45.58%)	(13.19%)	(14.11%)	(19.62%)	(20.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73	$234	$128	$881	$1,247
Ratios to average net assets:
Net investment income (loss)	(2.26%)	(0.41%)	(0.13%)	(0.84%)	(1.51%)
Total expenses[b]	2.55%	2.57%	2.53%	2.46%	2.46%
Net expenses[c]	2.54%	2.53%	2.53%	2.46%	2.46%
Portfolio turnover rate	37%	37%	38%	—	486%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$45.36	$52.24	$60.37	$74.56	$92.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.02)	.37	.07	(.86)
Net gain (loss) on investments (realized and unrealized)	(20.04)	(6.53)	(8.50)	(14.26)	(17.40)
Total from investment operations	(20.50)	(6.55)	(8.13)	(14.19)	(18.26)
Less distributions from:
Net investment income	(.03)	(.33)	—	—	—
Total distributions	(.03)	(.33)	—	—	—
Net asset value, end of period	$24.83	$45.36	$52.24	$60.37	$74.56

Total Return	(45.21%)	(12.54%)	(13.47%)	(19.03%)	(19.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337	$583	$341	$2,403	$460
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(0.05%)	0.63%	0.11%	(0.95%)
Total expenses[b]	1.79%	1.82%	1.81%	1.71%	1.70%
Net expenses[c]	1.78%	1.79%	1.79%	1.71%	1.70%
Portfolio turnover rate	37%	37%	38%	—	486%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017, have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Mid-Cap 1.5x Strategy Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Mid-Cap 1.5x Strategy Fund H-Class returned 136.39%, while the S&P MidCap 400 Index returned 83.46% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Information Technology, and Industrials.

The holdings contributing the most to the return of the underlying index were Enphase Energy, Inc., Penn National Gaming, Inc., and Etsy, Inc. The holdings detracting the most were Strategic Education, Inc., Quidel Corp., and Kinsdale Capital Group, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	13.8%
Guggenheim Strategy Fund II	7.4%
SolarEdge Technologies, Inc.	0.3%
Bio-Techne Corp.	0.3%
Cognex Corp.	0.3%
PTC, Inc.	0.3%
Charles River Laboratories International, Inc.	0.3%
Fair Isaac Corp.	0.3%
Williams-Sonoma, Inc.	0.3%
Molina Healthcare, Inc.	0.3%
Top Ten Total	23.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	136.41%	16.86%	13.83%
A-Class Shares with sales charge‡	125.20%	15.73%	13.28%
C-Class Shares	134.67%	16.00%	12.99%
C-Class Shares with CDSC§	133.67%	16.00%	12.99%
H-Class Shares	136.39%	16.87%	13.88%
S&P MidCap 400 Index	83.46%	14.37%	11.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 52.6%

Financial - 12.9%
Signature Bank	227	$51,325
Medical Properties Trust, Inc. REIT	2,306	49,072
Camden Property Trust REIT	388	42,645
Brown & Brown, Inc.	931	42,556
East West Bancorp, Inc.	563	41,549
First Horizon Corp.	2,208	37,337
Jones Lang LaSalle, Inc.*	203	36,345
Alleghany Corp.*	56	35,072
Reinsurance Group of America, Inc. — Class A	270	34,033
Omega Healthcare Investors, Inc. REIT	922	33,773
CyrusOne, Inc. REIT	479	32,438
RenaissanceRe Holdings Ltd.	202	32,371
Lamar Advertising Co. — Class A REIT	344	32,309
Commerce Bancshares, Inc.	419	32,100
STORE Capital Corp. REIT	954	31,959
American Financial Group, Inc.	278	31,720
National Retail Properties, Inc. REIT	697	30,717
SEI Investments Co.	474	28,881
TCF Financial Corp.	607	28,201
Prosperity Bancshares, Inc.	369	27,634
Kilroy Realty Corp. REIT	421	27,630
Synovus Financial Corp.	591	27,038
Pinnacle Financial Partners, Inc.	302	26,775
Stifel Financial Corp.	417	26,713
First Financial Bankshares, Inc.	566	26,449
Rexford Industrial Realty, Inc. REIT	523	26,359
Life Storage, Inc. REIT	300	25,785
Apartment Income REIT Corp.	592	25,314
Affiliated Managers Group, Inc.	169	25,186
First American Financial Corp.	437	24,756
Old Republic International Corp.	1,125	24,570
Cullen/Frost Bankers, Inc.	224	24,362
Jefferies Financial Group, Inc.	805	24,230
SLM Corp.	1,333	23,954
Brixmor Property Group, Inc. REIT	1,180	23,871
American Campus Communities, Inc. REIT	547	23,614
First Industrial Realty Trust, Inc. REIT	513	23,490
Interactive Brokers Group, Inc. — Class A	321	23,446
New York Community Bancorp, Inc.	1,852	23,372
Primerica, Inc.	156	23,060
EastGroup Properties, Inc. REIT	158	22,638
Alliance Data Systems Corp.	198	22,194
Valley National Bancorp	1,613	22,163
Evercore, Inc. — Class A	167	22,000
Glacier Bancorp, Inc.	379	21,633
Essent Group Ltd.	449	21,323
Janus Henderson Group plc	678	21,120
Cousins Properties, Inc. REIT	591	20,892
Douglas Emmett, Inc. REIT	656	20,598
CoreSite Realty Corp. REIT	170	20,375
Park Hotels & Resorts, Inc. REIT*	940	20,285
CIT Group, Inc.	392	20,192
United Bankshares, Inc.	513	19,792
Webster Financial Corp.	359	19,785
Bank OZK	481	19,649
Kemper Corp.	245	19,531
Spirit Realty Capital, Inc. REIT	457	19,423
SL Green Realty Corp. REIT	276	19,317
Hanover Insurance Group, Inc.	145	18,772
MGIC Investment Corp.	1,346	18,642
Highwoods Properties, Inc. REIT	413	17,734
Sterling Bancorp	769	17,702
PacWest Bancorp	464	17,702
Rayonier, Inc. REIT	548	17,673
RLI Corp.	158	17,628
Selective Insurance Group, Inc.	238	17,265
Wintrust Financial Corp.	226	17,131
Healthcare Realty Trust, Inc. REIT	556	16,858
Home BancShares, Inc.	604	16,338
Hudson Pacific Properties, Inc. REIT	600	16,278
FNB Corp.	1,278	16,231
UMB Financial Corp.	172	15,881
Umpqua Holdings Corp.	876	15,374
Brighthouse Financial, Inc.*	347	15,355
Physicians Realty Trust REIT	837	14,790
Sabra Health Care REIT, Inc.	838	14,548
Hancock Whitney Corp.	345	14,493
Bank of Hawaii Corp.	160	14,318
Texas Capital Bancshares, Inc.*	201	14,255
PotlatchDeltic Corp. REIT	266	14,077
Kinsale Capital Group, Inc.	85	14,008
JBG SMITH Properties REIT	440	13,988
EPR Properties REIT	297	13,837
CNO Financial Group, Inc.	535	12,995
Associated Banc-Corp.	608	12,975
Weingarten Realty Investors REIT	477	12,836
Pebblebrook Hotel Trust REIT	522	12,679
BancorpSouth Bank	383	12,440
PS Business Parks, Inc. REIT	80	12,366
Cathay General Bancorp	297	12,112
Corporate Office Properties Trust REIT	446	11,743
Federated Hermes, Inc. — Class B	374	11,706
PROG Holdings, Inc.	269	11,645
Fulton Financial Corp.	645	10,984
Navient Corp.	731	10,461
International Bancshares Corp.	221	10,259
Washington Federal, Inc.	302	9,302
LendingTree, Inc.*	43	9,159
Trustmark Corp.	252	8,482
Service Properties Trust REIT	655	7,768
Urban Edge Properties REIT	437	7,219
Genworth Financial, Inc. — Class A*	2,012	6,680
Mercury General Corp.	106	6,446
Macerich Co. REIT[1]	461	5,394
Total Financial		2,201,450

Industrial - 10.7%
Cognex Corp.	700	58,093
XPO Logistics, Inc.*	406	50,060
Graco, Inc.	671	48,057

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Toro Co.	428	$44,144
Nordson Corp.	215	42,716
Lennox International, Inc.	137	42,688
Trex Company, Inc.*	460	42,108
Hubbell, Inc.	216	40,368
Universal Display Corp.	170	40,251
Owens Corning	417	38,401
Builders FirstSource, Inc.*	821	38,070
AECOM*	587	37,632
AptarGroup, Inc.	259	36,692
Middleby Corp.*	221	36,631
Axon Enterprise, Inc.*	254	36,175
AGCO Corp.	245	35,194
Carlisle Companies, Inc.	212	34,891
Arrow Electronics, Inc.*	297	32,914
Oshkosh Corp.	272	32,276
ITT, Inc.	344	31,273
Tetra Tech, Inc.	216	29,315
Donaldson Company, Inc.	501	29,138
Lincoln Electric Holdings, Inc.	237	29,137
II-VI, Inc.*	417	28,510
Woodward, Inc.	233	28,107
Jabil, Inc.	538	28,062
TopBuild Corp.*	131	27,435
Littelfuse, Inc.	98	25,915
Sonoco Products Co.	399	25,257
Landstar System, Inc.	153	25,254
MDU Resources Group, Inc.	797	25,193
Stericycle, Inc.*	364	24,574
Coherent, Inc.*	97	24,530
EMCOR Group, Inc.	218	24,451
Acuity Brands, Inc.	143	23,595
Louisiana-Pacific Corp.	423	23,460
Knight-Swift Transportation Holdings, Inc.	487	23,420
Regal Beloit Corp.	161	22,971
National Instruments Corp.	523	22,586
Eagle Materials, Inc.*	167	22,446
Timken Co.	271	21,997
MSA Safety, Inc.	145	21,753
KBR, Inc.	560	21,498
MasTec, Inc.*	224	20,989
Vontier Corp.*	670	20,281
Colfax Corp.*	459	20,109
Flowserve Corp.	518	20,104
Valmont Industries, Inc.	84	19,964
Curtiss-Wright Corp.	163	19,332
SYNNEX Corp.	164	18,834
nVent Electric plc	669	18,672
Hexcel Corp.*	332	18,592
Crane Co.	197	18,500
Simpson Manufacturing Company, Inc.	172	17,842
Clean Harbors, Inc.*	200	16,812
Avnet, Inc.	395	16,396
Ryder System, Inc.	213	16,113
Mercury Systems, Inc.*	223	15,755
EnerSys	170	15,436
Kirby Corp.*	239	14,407
Kennametal, Inc.	332	13,270
Silgan Holdings, Inc.	311	13,071
GATX Corp.	140	12,984
Terex Corp.	276	12,715
Vishay Intertechnology, Inc.	527	12,690
Fluor Corp.*	498	11,499
Dycom Industries, Inc.*	122	11,328
Energizer Holdings, Inc.	231	10,963
Werner Enterprises, Inc.	227	10,708
Trinity Industries, Inc.	326	9,288
Worthington Industries, Inc.	137	9,192
Belden, Inc.	178	7,898
Greif, Inc. — Class A	105	5,985
Total Industrial		1,826,967

Consumer, Non-cyclical - 9.4%
Bio-Techne Corp.	154	58,817
Charles River Laboratories International, Inc.*	198	57,386
Molina Healthcare, Inc.*	231	53,999
Darling Ingredients, Inc.*	646	47,533
Masimo Corp.*	202	46,391
Boston Beer Company, Inc. — Class A*	37	44,632
Repligen Corp.*	203	39,465
PRA Health Sciences, Inc.*	257	39,406
WEX, Inc.*	176	36,823
Jazz Pharmaceuticals plc*	224	36,819
Penumbra, Inc.*	135	36,528
Neurocrine Biosciences, Inc.*	372	36,177
Amedisys, Inc.*	131	34,688
Service Corporation International	674	34,408
Encompass Health Corp.	395	32,351
United Therapeutics Corp.*	177	29,607
Chemed Corp.	64	29,428
Hill-Rom Holdings, Inc.	264	29,167
Exelixis, Inc.*	1,240	28,011
Arrowhead Pharmaceuticals, Inc.*	413	27,386
Paylocity Holding Corp.*	149	26,795
Post Holdings, Inc.*	238	25,161
Syneos Health, Inc.*	329	24,955
LHC Group, Inc.*	126	24,092
Ingredion, Inc.	267	24,009
CoreLogic, Inc.	291	23,062
HealthEquity, Inc.*	330	22,440
Haemonetics Corp.*	202	22,424
Tenet Healthcare Corp.*	422	21,944
ManpowerGroup, Inc.	219	21,659
Halozyme Therapeutics, Inc.*	506	21,095
Helen of Troy Ltd.*	97	20,434
Acadia Healthcare Company, Inc.*	354	20,228
ASGN, Inc.*	211	20,138
Grand Canyon Education, Inc.*	186	19,920
Quidel Corp.*	153	19,573
STAAR Surgical Co.*	185	19,501
Integra LifeSciences Holdings Corp.*	282	19,484
FTI Consulting, Inc.*	136	19,055

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Globus Medical, Inc. — Class A*	307	$18,933
Neogen Corp.*	212	18,845
Sabre Corp.*	1,262	18,690
Flowers Foods, Inc.	783	18,635
Medpace Holdings, Inc.*	109	17,881
Emergent BioSolutions, Inc.*	180	16,724
ICU Medical, Inc.*	78	16,024
H&R Block, Inc.	729	15,892
Brink’s Co.	197	15,608
Avis Budget Group, Inc.*	205	14,871
Nektar Therapeutics*	724	14,480
LivaNova plc*	193	14,230
Hain Celestial Group, Inc.*	326	14,214
LiveRamp Holdings, Inc.*	266	13,800
Lancaster Colony Corp.	78	13,678
NuVasive, Inc.*	204	13,374
Grocery Outlet Holding Corp.*	345	12,727
Sprouts Farmers Market, Inc.*	469	12,485
Sanderson Farms, Inc.	79	12,307
Cantel Medical Corp.*	150	11,976
Insperity, Inc.	141	11,807
TreeHouse Foods, Inc.*	222	11,597
Patterson Companies, Inc.	346	11,055
Coty, Inc. — Class A*	1,128	10,163
Ligand Pharmaceuticals, Inc. — Class B*	66	10,062
John Wiley & Sons, Inc. — Class A	173	9,377
Graham Holdings Co. — Class B	16	8,999
Strategic Education, Inc.	97	8,915
Avanos Medical, Inc.*	191	8,354
Adtalem Global Education, Inc.*	199	7,868
WW International, Inc.*	189	5,912
Pilgrim’s Pride Corp.*	194	4,615
Tootsie Roll Industries, Inc.	72	2,384
Total Consumer, Non-cyclical		1,611,473

Consumer, Cyclical - 8.4%
Williams-Sonoma, Inc.	305	54,656
Five Below, Inc.*	222	42,355
Lithia Motors, Inc. — Class A	106	41,350
Scotts Miracle-Gro Co. — Class A	162	39,685
Lear Corp.	217	39,331
RH*	65	38,779
Kohl’s Corp.	627	37,375
Deckers Outdoor Corp.*	112	37,007
Gentex Corp.	969	34,564
Watsco, Inc.	131	34,158
Casey’s General Stores, Inc.	147	31,780
Churchill Downs, Inc.	138	31,384
Polaris, Inc.	232	30,972
Capri Holdings Ltd.*	601	30,651
Thor Industries, Inc.	220	29,643
IAA, Inc.*	535	29,500
Brunswick Corp.	309	29,469
Marriott Vacations Worldwide Corp.*	164	28,566
Tempur Sealy International, Inc.	759	27,749
Mattel, Inc.*	1,384	27,569
Wyndham Hotels & Resorts, Inc.	370	25,819
JetBlue Airways Corp.*	1,256	25,547
Toll Brothers, Inc.	445	25,245
Texas Roadhouse, Inc. — Class A*	260	24,944
BJ’s Wholesale Club Holdings, Inc.*	546	24,494
Harley-Davidson, Inc.	610	24,461
Foot Locker, Inc.	414	23,287
Skechers USA, Inc. — Class A*	544	22,690
YETI Holdings, Inc.*	298	21,519
Fox Factory Holding Corp.*	166	21,092
Travel + Leisure Co.	342	20,917
AutoNation, Inc.*	219	20,415
Dick’s Sporting Goods, Inc.	261	19,875
Ollie’s Bargain Outlet Holdings, Inc.*	226	19,662
Boyd Gaming Corp.*	320	18,867
American Eagle Outfitters, Inc.	595	17,398
Avient Corp.	363	17,159
MSC Industrial Direct Company, Inc. — Class A	186	16,775
Adient plc*	374	16,531
KB Home	354	16,471
Nordstrom, Inc.*	433	16,398
Goodyear Tire & Rubber Co.*	928	16,305
Cracker Barrel Old Country Store, Inc.	94	16,251
Taylor Morrison Home Corp. — Class A*	512	15,775
Carter’s, Inc.*	175	15,563
Wingstop, Inc.	118	15,006
Murphy USA, Inc.	101	14,601
Univar Solutions, Inc.*	673	14,497
Wendy’s Co.	712	14,425
Dana, Inc.	575	13,990
Six Flags Entertainment Corp.*	301	13,987
Visteon Corp.*	111	13,536
Columbia Sportswear Co.	121	12,781
Choice Hotels International, Inc.*	115	12,338
Papa John’s International, Inc.	131	11,612
FirstCash, Inc.	163	10,704
Nu Skin Enterprises, Inc. — Class A	202	10,684
Urban Outfitters, Inc.*	272	10,116
Jack in the Box, Inc.	91	9,990
Tri Pointe Homes, Inc.*	474	9,651
Herman Miller, Inc.	234	9,629
World Fuel Services Corp.	251	8,835
Cinemark Holdings, Inc.*	429	8,756
Scientific Games Corp. — Class A*	224	8,628
Healthcare Services Group, Inc.	297	8,325
KAR Auction Services, Inc.*	516	7,740
Total Consumer, Cyclical		1,439,834

Technology - 4.3%
PTC, Inc.*	418	57,538
Fair Isaac Corp.*	116	56,382
Cree, Inc.*	458	49,524
Ceridian HCM Holding, Inc.*	521	43,905
MKS Instruments, Inc.	220	40,792
Manhattan Associates, Inc.*	254	29,815
Lumentum Holdings, Inc.*	301	27,496
CDK Global, Inc.	484	26,165

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Concentrix Corp.*	165	$24,704
Silicon Laboratories, Inc.*	175	24,687
CACI International, Inc. — Class A*	100	24,666
Brooks Automation, Inc.	295	24,087
MAXIMUS, Inc.	244	21,726
CMC Materials, Inc.	116	20,508
J2 Global, Inc.*	169	20,256
NCR Corp.*	517	19,620
Cirrus Logic, Inc.*	231	19,587
Science Applications International Corp.	231	19,309
Synaptics, Inc.*	139	18,823
Sailpoint Technologies Holdings, Inc.*	364	18,433
Semtech Corp.*	258	17,802
ACI Worldwide, Inc.*	466	17,731
Teradata Corp.*	433	16,688
Xerox Holdings Corp.	663	16,091
Perspecta, Inc.	544	15,803
Qualys, Inc.*	134	14,041
Blackbaud, Inc.*	192	13,647
CommVault Systems, Inc.*	187	12,061
Amkor Technology, Inc.	426	10,100
NetScout Systems, Inc.*	292	8,223
Total Technology		730,210

Basic Materials - 2.3%
RPM International, Inc.	517	47,486
Steel Dynamics, Inc.	797	40,456
Reliance Steel & Aluminum Co.	253	38,529
Cleveland-Cliffs, Inc.*	1,825	36,701
Royal Gold, Inc.	261	28,089
United States Steel Corp.	1,044	27,321
Olin Corp.	568	21,567
Ashland Global Holdings, Inc.	217	19,263
Valvoline, Inc.	721	18,797
Chemours Co.	657	18,337
Commercial Metals Co.	477	14,711
Sensient Technologies Corp.	169	13,182
Ingevity Corp.*	161	12,160
Cabot Corp.	225	11,799
NewMarket Corp.	29	11,025
Minerals Technologies, Inc.	135	10,168
Compass Minerals International, Inc.	135	8,467
Domtar Corp.	219	8,092
Total Basic Materials		386,150

Utilities - 1.6%
Essential Utilities, Inc.	888	39,738
UGI Corp.	829	33,997
OGE Energy Corp.	795	25,726
IDACORP, Inc.	201	20,094
Hawaiian Electric Industries, Inc.	434	19,283
National Fuel Gas Co.	362	18,096
PNM Resources, Inc.	341	16,726
Black Hills Corp.	250	16,693
ONE Gas, Inc.	212	16,305
Southwest Gas Holdings, Inc.	228	15,666
New Jersey Resources Corp.	383	15,270
Spire, Inc.	205	15,148
ALLETE, Inc.	207	13,908
NorthWestern Corp.	201	13,105
Total Utilities		279,755

Communications - 1.6%
FactSet Research Systems, Inc.	151	46,597
Cable One, Inc.	22	40,224
Ciena Corp.*	617	33,762
New York Times Co. — Class A	576	29,157
Grubhub, Inc.*	371	22,260
TripAdvisor, Inc.*	383	20,602
Iridium Communications, Inc.*	470	19,388
TEGNA, Inc.	873	16,439
Viasat, Inc.*	259	12,450
Yelp, Inc. — Class A*	280	10,920
World Wrestling Entertainment, Inc. — Class A	186	10,092
Telephone & Data Systems, Inc.	396	9,092
InterDigital, Inc.	123	7,804
Total Communications		278,787

Energy - 1.4%
SolarEdge Technologies, Inc.*	205	58,925
Sunrun, Inc.*	636	38,465
First Solar, Inc.*	337	29,420
Cimarex Energy Co.	409	24,291
Equities Corp.*	1,109	20,605
ChampionX Corp.*	741	16,102
Equitrans Midstream Corp.	1,622	13,236
CNX Resources Corp.*	874	12,848
Antero Midstream Corp.	1,138	10,276
Murphy Oil Corp.	574	9,419
Total Energy		233,587

Total Common Stocks
(Cost $5,925,213)		8,988,213

MUTUAL FUNDS† - 21.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	236,138	2,351,937
Guggenheim Strategy Fund II2	50,475	1,260,878
Total Mutual Funds
(Cost $3,604,246)		3,612,815

	Face Amount
U.S. TREASURY BILLS†† - 13.8%
U.S. Treasury Bills
0.03% due 04/01/21[3,4]	$590,000	590,000
0.09% due 04/01/21[3,4]	540,000	540,000
0.02% due 04/01/21[3,4]	200,000	200,000
0.01% due 04/22/21[4,5]	28,000	28,000

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Values
U.S. Cash Management Bill
0.03% due 08/03/21[4]	$1,000,000	$999,901
Total U.S. Treasury Bills
(Cost $2,357,901)		2,357,901

REPURCHASE AGREEMENTS††,6 - 14.9%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	1,361,489	1,361,489
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	618,999	618,999
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	564,933	564,933
Total Repurchase Agreements
(Cost $2,545,421)		$2,545,421

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[8]	4,226	4,226
Total Securities Lending Collateral
(Cost $4,226)		4,226

Total Investments - 102.5%
(Cost $14,437,007)		$17,508,576
Other Assets & Liabilities, net - (2.5)%		(429,810)
Total Net Assets - 100.0%		$17,078,766

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	4	Jun 2021	$1,042,640	$(2,707)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P MidCap 400 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	04/07/21	3,842	$10,025,230	$268,994
BNP Paribas	S&P MidCap 400 Index	0.56% (1 Month USD LIBOR + 0.45%)	At Maturity	04/08/21	560	1,460,030	30,075
Goldman Sachs International	S&P MidCap 400 Index	0.49% (1 Week USD LIBOR + 0.40%)	At Maturity	05/27/21	1,593	4,156,784	(26,949)
						$15,642,044	$272,120

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,988,213	$—	$—	$8,988,213
Mutual Funds	3,612,815	—	—	3,612,815
U.S. Treasury Bills	—	2,357,901	—	2,357,901
Repurchase Agreements	—	2,545,421	—	2,545,421
Securities Lending Collateral	4,226	—	—	4,226
Equity Index Swap Agreements**	—	299,069	—	299,069
Total Assets	$12,605,254	$5,202,391	$—	$17,807,645

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$2,707	$—	$—	$2,707
Equity Index Swap Agreements**	—	26,949	—	26,949
Total Liabilities	$2,707	$26,949	$—	$29,656

**	This derivative is reported as unrealized appreciation/depreciation at period end.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
MID-CAP 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$492,048	$745,000	$—	$—	$23,830	$1,260,878	50,475	$16,230
Guggenheim Ultra Short Duration Fund — Institutional Class	509,945	2,732,000	(900,000)	196	9,796	2,351,937	236,138	15,352
	$1,001,993	$3,477,000	$(900,000)	$196	$33,626	$3,612,815		$31,582

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $4,037 of securities loaned (cost $8,287,340)	$11,350,340
Investments in affiliated issuers, at value (cost $3,604,246)	3,612,815
Repurchase agreements, at value (cost $2,545,421)	2,545,421
Cash	68
Unrealized appreciation on OTC swap agreements	299,069
Receivables:
Fund shares sold	465,663
Dividends	11,368
Swap settlement	10,878
Variation margin on futures contracts	716
Securities lending income	2
Total assets	18,296,340

Liabilities:
Unrealized depreciation on OTC swap agreements	26,949
Payable for:
Securities purchased	999,901
Fund shares redeemed	143,881
Management fees	12,821
Return of securities lending collateral	4,226
Distribution and service fees	4,184
Transfer agent and administrative fees	3,981
Portfolio accounting fees	1,480
Trustees’ fees*	274
Miscellaneous	19,877
Total liabilities	1,217,574
Commitments and contingent liabilities (Note 12)	—
Net assets	$17,078,766

Net assets consist of:
Paid in capital	$11,657,964
Total distributable earnings (loss)	5,420,802
Net assets	$17,078,766

A-Class:
Net assets	$4,336,584
Capital shares outstanding	32,873
Net asset value per share	$131.92
Maximum offering price per share (Net asset value divided by 95.25%)	$138.50

C-Class:
Net assets	$652,809
Capital shares outstanding	5,800
Net asset value per share	$112.55

H-Class:
Net assets	$12,089,373
Capital shares outstanding	91,292
Net asset value per share	$132.43

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$127,436
Dividends from securities of affiliated issuers	31,582
Interest	4,423
Income from securities lending, net	393
Total investment income	163,834

Expenses:
Management fees	141,597
Distribution and service fees:
A-Class	7,565
C-Class	11,060
H-Class	29,003
Transfer agent and administrative fees	43,821
Portfolio accounting fees	15,735
Professional fees	6,931
Trustees’ fees*	2,871
Custodian fees	2,266
Line of credit fees	94
Interest expense	38
Miscellaneous	21,458
Total expenses	282,439
Less:
Expenses waived by Adviser	(3,595)
Net expenses	278,844
Net investment loss	(115,010)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,456,103
Investments in affiliated issuers	196
Swap agreements	7,299,869
Futures contracts	3,429,084
Net realized gain	15,185,252
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,094,818
Investments in affiliated issuers	33,626
Swap agreements	167,347
Futures contracts	(107,305)
Net change in unrealized appreciation (depreciation)	3,188,486
Net realized and unrealized gain	18,373,738
Net increase in net assets resulting from operations	$18,258,728

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(115,010)	$89,713
Net realized gain on investments	15,185,252	2,791,371
Net change in unrealized appreciation (depreciation) on investments	3,188,486	(165,198)
Net increase in net assets resulting from operations	18,258,728	2,715,886

Distributions to shareholders:
A-Class	(10,762)	(6,471)
C-Class	(3,249)	(7,932)
H-Class	(75,702)	(209,346)
Total distributions to shareholders	(89,713)	(223,749)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,852,099	1,361,417
C-Class	274,431	75,744
H-Class	117,613,646	326,944,951
Distributions reinvested
A-Class	10,667	6,428
C-Class	3,249	7,890
H-Class	72,127	84,839
Cost of shares redeemed
A-Class	(2,938,816)	(1,750,513)
C-Class	(2,613,497)	(639,883)
H-Class	(124,300,488)	(341,855,663)
Net decrease from capital share transactions	(9,026,582)	(15,764,790)
Net increase (decrease) in net assets	9,142,433	(13,272,653)

Net assets:
Beginning of year	7,936,333	21,208,986
End of year	$17,078,766	$7,936,333

Capital share activity:
Shares sold
A-Class	32,695	16,057
C-Class	2,977	951
H-Class	1,334,264	3,423,458
Shares issued from reinvestment of distributions
A-Class	101	66
C-Class	36	94
H-Class	678	869
Shares redeemed
A-Class	(34,729)	(19,942)
C-Class	(37,321)	(8,742)
H-Class	(1,315,725)	(3,507,691)
Net decrease in shares	(17,024)	(94,880)

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$56.02	$89.82	$90.38	$79.90	$61.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.68)	.37	.58	.15	(.09)
Net gain (loss) on investments (realized and unrealized)	77.00	(33.98)	(.73)	10.83	18.50
Total from investment operations	76.32	(33.61)	(.15)	10.98	18.41
Less distributions from:
Net investment income	(.42)	(.19)	(.11)	—	—
Net realized gains	—	—	(.30)	(.50)	(.15)
Total distributions	(.42)	(.19)	(.41)	(.50)	(.15)
Net asset value, end of period	$131.92	$56.02	$89.82	$90.38	$79.90

Total Return[b]	136.41%	(37.52%)	(0.11%)	13.74%	29.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,337	$1,950	$3,469	$2,382	$1,935
Ratios to average net assets:
Net investment income (loss)	(0.75%)	0.40%	0.64%	0.17%	(0.13%)
Total expenses[c]	1.75%	1.77%	1.77%	1.67%	1.68%
Net expenses[d]	1.72%	1.72%	1.75%	1.67%	1.68%
Portfolio turnover rate	501%	617%	721%	722%	1,216%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$48.18	$77.86	$78.99	$70.42	$54.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.12)	(.27)	(.09)	(.51)	(.65)
Net gain (loss) on investments (realized and unrealized)	65.91	(29.22)	(.63)	9.58	16.49
Total from investment operations	64.79	(29.49)	(.72)	9.07	15.84
Less distributions from:
Net investment income	(.42)	(.19)	(.11)	—	—
Net realized gains	—	—	(.30)	(.50)	(.15)
Total distributions	(.42)	(.19)	(.41)	(.50)	(.15)
Net asset value, end of period	$112.55	$48.18	$77.86	$78.99	$70.42

Total Return[b]	134.67%	(37.98%)	(0.86%)	12.89%	28.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$653	$1,933	$3,722	$5,875	$7,720
Ratios to average net assets:
Net investment income (loss)	(1.59%)	(0.34%)	(0.12%)	(0.68%)	(1.05%)
Total expenses[c]	2.52%	2.52%	2.51%	2.43%	2.42%
Net expenses[d]	2.50%	2.47%	2.50%	2.43%	2.42%
Portfolio turnover rate	501%	617%	721%	722%	1,216%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$56.24	$90.18	$90.82	$80.23	$61.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	.27	.42	.35	(.37)
Net gain (loss) on investments (realized and unrealized)	77.21	(34.02)	(.65)	10.74	18.90
Total from investment operations	76.61	(33.75)	(.23)	11.09	18.53
Less distributions from:
Net investment income	(.42)	(.19)	(.11)	—	—
Net realized gains	—	—	(.30)	(.50)	(.15)
Total distributions	(.42)	(.19)	(.41)	(.50)	(.15)
Net asset value, end of period	$132.43	$56.24	$90.18	$90.82	$80.23

Total Return	136.39%	(37.52%)	(0.21%)	13.82%	29.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,089	$4,054	$14,017	$13,956	$20,071
Ratios to average net assets:
Net investment income (loss)	(0.64%)	0.28%	0.49%	0.39%	(0.50%)
Total expenses[c]	1.74%	1.79%	1.78%	1.66%	1.68%
Net expenses[d]	1.72%	1.77%	1.77%	1.66%	1.68%
Portfolio turnover rate	501%	617%	721%	722%	1,216%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended March 31, 2021, Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Inverse Mid-Cap Strategy Fund H-Class returned -49.94%, while the S&P MidCap 400 Index returned 83.46% over the same period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Information Technology, and Industrials.

The holdings contributing the most to the return of the underlying index were Enphase Energy, Inc., Penn National Gaming, Inc., and Etsy, Inc. The holdings detracting the most were Strategic Education, Inc., Quidel Corp., and Kinsdale Capital Group, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Holdings Diversification (Market Exposure as % of Net Assets)

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	9.2%
Guggenheim Strategy Fund II	9.2%
Total	18.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(49.94%)	(15.92%)	(14.41%)
A-Class Shares with sales charge‡	(52.33%)	(16.74%)	(14.82%)
C-Class Shares	(50.08%)	(16.52%)	(15.04%)
C-Class Shares with CDSC§	(50.58%)	(16.52%)	(15.04%)
H-Class Shares	(49.94%)	(15.90%)	(14.39%)
S&P MidCap 400 Index	83.46%	14.37%	11.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 18.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	8,145	$81,121
Guggenheim Strategy Fund II1	3,222	80,483
Total Mutual Funds
(Cost $160,346)		161,604

	Face Amount
REPURCHASE AGREEMENTS††,2 - 83.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	$393,548	393,548
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	178,926	178,926
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	163,298	163,298
Total Repurchase Agreements
(Cost $735,772)		735,772

Total Investments - 101.8%
(Cost $896,118)		$897,376
Other Assets & Liabilities, net - (1.8)%		(15,662)
Total Net Assets - 100.0%		$881,714

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P MidCap 400 Index	0.19% (1 Week USD LIBOR + 0.10%)	At Maturity	04/08/21	123	$319,937	$5,004
Barclays Bank plc	S&P MidCap 400 Index	0.29% (1 Week USD LIBOR + 0.20%)	At Maturity	04/07/21	43	111,055	(2,980)
BNP Paribas	S&P MidCap 400 Index	0.06% (1 Month USD LIBOR - 0.05%)	At Maturity	04/08/21	171	445,838	(10,711)
						$876,830	$(8,687)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$161,604	$—	$—	$161,604
Repurchase Agreements	—	735,772	—	735,772
Equity Index Swap Agreements**	—	5,004	—	5,004
Total Assets	$161,604	$740,776	$—	$902,380

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$13,691	$—	$13,691

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$105,850	$50,000	$(80,000)	$521	$4,112	$80,483	3,222	$2,271
Guggenheim Ultra Short Duration Fund — Institutional Class	103,595	55,018	(80,000)	317	2,191	81,121	8,145	1,499
	$209,445	$105,018	$(160,000)	$838	$6,303	$161,604		$3,770

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in affiliated issuers, at value (cost $160,346)	$161,604
Repurchase agreements, at value (cost $735,772)	735,772
Unrealized appreciation on OTC swap agreements	5,004
Receivables:
Fund shares sold	1,030
Dividends	164
Total assets	903,574

Liabilities:
Unrealized depreciation on OTC swap agreements	13,691
Payable for:
Swap settlement	6,690
Management fees	476
Transfer agent and administrative fees	147
Distribution and service fees	139
Portfolio accounting fees	55
Trustees’ fees*	9
Miscellaneous	653
Total liabilities	21,860
Commitments and contingent liabilities (Note 12)	—
Net assets	$881,714

Net assets consist of:
Paid in capital	$6,641,691
Total distributable earnings (loss)	(5,759,977)
Net assets	$881,714

A-Class:
Net assets	$99,666
Capital shares outstanding	1,567
Net asset value per share	$63.60
Maximum offering price per share (Net asset value divided by 95.25%)	$66.77

C-Class:
Net assets	$3,431
Capital shares outstanding	62
Net asset value per share	$55.65

H-Class:
Net assets	$778,617
Capital shares outstanding	12,232
Net asset value per share	$63.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$3,770
Interest	444
Total investment income	4,214

Expenses:
Management fees	10,055
Distribution and service fees:
A-Class	332
C-Class	33
H-Class	2,453
Transfer agent and administrative fees	3,164
Registration fees	1,310
Portfolio accounting fees	1,118
Professional fees	707
Trustees’ fees*	285
Custodian fees	168
Miscellaneous	209
Total expenses	19,834
Less:
Expenses waived by Adviser	(322)
Net expenses	19,512
Net investment loss	(15,298)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	838
Swap agreements	(847,113)
Futures contracts	(11,374)
Net realized loss	(857,649)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	6,303
Swap agreements	(29,801)
Net change in unrealized appreciation (depreciation)	(23,498)
Net realized and unrealized loss	(881,147)
Net decrease in net assets resulting from operations	$(896,445)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(15,298)	$5,436
Net realized loss on investments	(857,649)	(47,542)
Net change in unrealized appreciation (depreciation) on investments	(23,498)	25,491
Net decrease in net assets resulting from operations	(896,445)	(16,615)

Distributions to shareholders:
A-Class	(726)	(688)
C-Class	(30)	—
H-Class	(4,681)	(4,900)
Total distributions to shareholders	(5,437)	(5,588)

Capital share transactions:
Proceeds from sale of shares
A-Class	231,753	79,204
C-Class	10,000	—
H-Class	6,299,520	9,983,986
Distributions reinvested
A-Class	726	688
C-Class	30	—
H-Class	4,677	4,841
Cost of shares redeemed
A-Class	(79,006)	(170,994)
C-Class	(4,247)	(107)
H-Class	(6,227,459)	(9,229,767)
Net increase from capital share transactions	235,994	667,851
Net increase (decrease) in net assets	(665,888)	645,648

Net assets:
Beginning of year	1,547,602	901,954
End of year	$881,714	$1,547,602

Capital share activity:*
Shares sold
A-Class	2,034	622
C-Class	109	—
H-Class	67,331	90,347
Shares issued from reinvestment of distributions
A-Class	10	7
H-Class	62	47
Shares redeemed
A-Class	(944)	(1,380)
C-Class	(48)	(1)
H-Class	(66,785)	(85,812)
Net increase in shares	1,769	3,830

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]	Year Ended March 29, 2018[i]	Year Ended March 31, 2017[i]
Per Share Data
Net asset value, beginning of period	$127.90	$109.10	$111.55	$124.57	$153.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	.75	.65	(.55)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(63.36)	18.85 [e]	(3.10)	(12.47)	(27.56)
Total from investment operations	(63.81)	19.60	(2.45)	(13.02)	(28.96)
Less distributions from:
Net investment income	(.49)	(.80)	—	—	—
Total distributions	(.49)	(.80)	—	—	—
Net asset value, end of period	$63.60	$127.90	$109.10	$111.55	$124.57

Total Return[b]	(49.94%)	18.13%	(2.20%)	(10.47%)	(18.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$60	$133	$156	$226
Ratios to average net assets:
Net investment income (loss)	(1.29%)	0.68%	0.60%	(0.49%)	(1.02%)
Total expenses[c]	1.76%	1.77%	1.77%	1.68%	1.68%
Net expenses[d]	1.73%	1.70%	1.75%	1.68%	1.68%
Portfolio turnover rate	42%	—	48%	37%	120%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]	Year Ended March 29, 2018[i]	Year Ended March 31, 2017[i]
Per Share Data
Net asset value, beginning of period	$112.07	$97.04	$99.70	$112.28	$139.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	— [f]	(.30)	(1.40)	(2.40)
Net gain (loss) on investments (realized and unrealized)	(55.10)	15.83 [e]	(2.36)	(11.18)	(24.75)
Total from investment operations	(55.93)	15.83	(2.66)	(12.58)	(27.15)
Less distributions from:
Net investment income	(.49)	(.80)	—	—	—
Total distributions	(.49)	(.80)	—	—	—
Net asset value, end of period	$55.65	$112.07	$97.04	$99.70	$112.28

Total Return[b]	(50.08%)	16.78%	(2.71%)	(11.22%)	(19.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3	$— [g]	$— [g]	$2	$36
Ratios to average net assets:
Net investment income (loss)	(1.95%)	0.00%[h]	(0.33%)	(1.30%)	(1.85%)
Total expenses[c]	2.49%	2.63%	2.47%	2.44%	2.42%
Net expenses[d]	2.46%	2.63%	2.47%	2.44%	2.42%
Portfolio turnover rate	42%	—	48%	37%	120%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]	Year Ended March 29, 2018[i]	Year Ended March 31, 2017[i]
Per Share Data
Net asset value, beginning of period	$128.00	$109.20	$111.46	$124.52	$153.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	.70	.65	(.45)	(1.55)
Net gain (loss) on investments (realized and unrealized)	(63.44)	18.90 [e]	(2.91)	(12.61)	(27.37)
Total from investment operations	(63.86)	19.60	(2.26)	(13.06)	(28.92)
Less distributions from:
Net investment income	(.49)	(.80)	—	—	—
Total distributions	(.49)	(.80)	—	—	—
Net asset value, end of period	$63.65	$128.00	$109.20	$111.46	$124.52

Total Return	(49.94%)	18.11%	(2.02%)	(10.48%)	(18.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$779	$1,488	$769	$509	$606
Ratios to average net assets:
Net investment income (loss)	(1.38%)	0.65%	0.61%	(0.39%)	(1.10%)
Total expenses[c]	1.77%	1.78%	1.77%	1.68%	1.67%
Net expenses[d]	1.75%	1.70%	1.75%	1.68%	1.67%
Portfolio turnover rate	42%	—	48%	37%	120%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than $0.01 per share.
[g]	Less than $1,000 in Net Assets.
[h]	Less than 0.01%.
[i]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index.

Russell 2000® 1.5x Strategy Fund H-Class returned 159.27%, while the Russell 2000 Index returned 94.85% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Health Care, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index were Penn National Gaming, Inc., Plug Power, Inc., and MyoKardia, Inc. The holdings detracting the most were eHealth, Inc., Green Dot Corp. Class A, and Merit Medical Systems, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	9.9%
Guggenheim Strategy Fund II	8.2%
Total	18.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	159.26%	20.14%	13.45%
A-Class Shares with sales charge‡	146.96%	18.97%	12.90%
C-Class Shares	157.38%	19.24%	12.60%
C-Class Shares with CDSC§	156.38%	19.24%	12.60%
H-Class Shares	159.27%	20.06%	13.43%
Russell 2000 Index	94.85%	16.35%	13.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

94 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	14	$—
Omthera Pharmaceuticals, Inc.*	57	—
Total Consumer, Non-cyclical		—

Communications - 0.0%
Nexstar Media Group, Inc.*	85	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 18.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	112,170	1,117,210
Guggenheim Strategy Fund II1	36,876	921,165
Total Mutual Funds
(Cost $2,023,780)		2,038,375

	Face Amount
U.S. TREASURY BILLS†† - 33.6%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	$1,100,000	1,100,000
0.01% due 04/20/21[2]	800,000	799,991
0.03% due 04/01/21[2,3]	380,000	380,000
0.01% due 04/22/21[2,4]	20,000	20,000
U.S. Cash Management Bill
0.03% due 08/03/21[2]	1,500,000	1,499,851
Total U.S. Treasury Bills
(Cost $3,799,848)		3,799,842

FEDERAL AGENCY NOTES†† - 15.5%
Federal Farm Credit Bank
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[5]	1,000,000	1,003,796
0.14% (1 Month USD LIBOR + 0.03%, Rate Floor: 0.00%) due 12/29/21[5]	500,000	500,232
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[5]	250,000	250,791
Total Federal Agency Notes
(Cost $1,750,305)		1,754,819

FEDERAL AGENCY DISCOUNT NOTES†† - 11.5%
Federal Home Loan Bank
0.01% due 04/14/21[2]	1,300,000	1,299,997
Total Federal Agency Discount Notes
(Cost $1,299,997)		1,299,997

REPURCHASE AGREEMENTS††,6 - 34.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	2,093,998	2,093,998
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	952,033	952,033
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	868,879	868,879
Total Repurchase Agreements
(Cost $3,914,910)		3,914,910

Total Investments - 113.3%
(Cost $12,788,840)		$12,807,943
Other Assets & Liabilities, net - (13.3)%		(1,502,287)
Total Net Assets - 100.0%		$11,305,656

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	5	Jun 2021	$555,825	$(31,803)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	05/27/21	2,278	$5,058,807	$(1,324)
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	05/26/21	4,266	9,471,722	(4,037)
BNP Paribas	Russell 2000 Index	0.21% (1 Month USD LIBOR + 0.10%)	At Maturity	04/08/21	854	1,896,427	(27,507)
						$16,426,956	$(32,868)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Mutual Funds	2,038,375	—	—		2,038,375
U.S. Treasury Bills	—	3,799,842	—		3,799,842
Federal Agency Notes	—	1,754,819	—		1,754,819
Federal Agency Discount Notes	—	1,299,997	—		1,299,997
Repurchase Agreements	—	3,914,910	—		3,914,910
Total Assets	$2,038,375	$10,769,568	$—		$12,807,943

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$31,803	$—	$—	$31,803
Equity Index Swap Agreements**	—	32,868	—	32,868
Total Liabilities	$31,803	$32,868	$—	$64,671

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$205,017	$704,999	$—	$—	$11,149	$921,165	36,876	$10,250
Guggenheim Ultra Short Duration Fund — Institutional Class	204,752	908,000	—	—	4,458	1,117,210	112,170	7,045
	$409,769	$1,612,999	$—	$—	$15,607	$2,038,375		$17,295

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $6,850,150)	$6,854,658
Investments in affiliated issuers, at value (cost $2,023,780)	2,038,375
Repurchase agreements, at value (cost $3,914,910)	3,914,910
Segregated cash with broker	12,600
Receivables:
Fund shares sold	31,023
Variation margin on futures contracts	7,725
Swap settlement	5,466
Dividends	2,050
Interest	418
Total assets	12,867,225

Liabilities:
Unrealized depreciation on OTC swap agreements	32,868
Payable for:
Securities purchased	1,499,851
Management fees	8,560
Transfer agent and administrative fees	2,630
Distribution and service fees	2,493
Portfolio accounting fees	978
Trustees’ fees*	180
Fund shares redeemed	7
Miscellaneous	14,002
Total liabilities	1,561,569
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,305,656

Net assets consist of:
Paid in capital	$7,364,887
Total distributable earnings (loss)	3,940,769
Net assets	$11,305,656

A-Class:
Net assets	$1,748,715
Capital shares outstanding	17,276
Net asset value per share	$101.22
Maximum offering price per share (Net asset value divided by 95.25%)	$106.27

C-Class:
Net assets	$74,602
Capital shares outstanding	882
Net asset value per share	$84.58

H-Class:
Net assets	$9,482,339
Capital shares outstanding	94,058
Net asset value per share	$100.81

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$17,295
Interest	11,430
Total investment income	28,725

Expenses:
Management fees	75,361
Distribution and service fees:
A-Class	3,545
C-Class	416
H-Class	17,285
Transfer agent and administrative fees	23,322
Portfolio accounting fees	8,375
Professional fees	2,187
Trustees’ fees*	1,457
Custodian fees	1,186
Interest expense	65
Miscellaneous	16,285
Total expenses	149,484
Less:
Expenses waived by Adviser	(1,635)
Net expenses	147,849
Net investment loss	(119,124)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,520
Swap agreements	8,079,448
Futures contracts	611,821
Net realized gain	8,693,789
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	337
Investments in affiliated issuers	15,607
Swap agreements	(135,523)
Futures contracts	(112,041)
Net change in unrealized appreciation (depreciation)	(231,620)
Net realized and unrealized gain	8,462,169
Net increase in net assets resulting from operations	$8,343,045

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(119,124)	$25,700
Net realized gain (loss) on investments	8,693,789	(99,789)
Net change in unrealized appreciation (depreciation) on investments	(231,620)	(79,838)
Net increase (decrease) in net assets resulting from operations	8,343,045	(153,927)

Distributions to shareholders:
A-Class	(4,708)	—
C-Class	(156)	—
H-Class	(20,841)	—
Total distributions to shareholders	(25,705)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	57,548	193,205
C-Class	39,120	11,734
H-Class	35,843,045	212,569,841
Distributions reinvested
A-Class	4,547	—
C-Class	156	—
H-Class	20,710	—
Cost of shares redeemed
A-Class	(556,001)	(674,399)
C-Class	(19,899)	(54,294)
H-Class	(36,717,049)	(216,394,438)
Net decrease from capital share transactions	(1,327,823)	(4,348,351)
Net increase (decrease) in net assets	6,989,517	(4,502,278)

Net assets:
Beginning of year	4,316,139	8,818,417
End of year	$11,305,656	$4,316,139

Capital share activity:
Shares sold
A-Class	969	3,369
C-Class	588	210
H-Class	558,116	3,198,054
Shares issued from reinvestment of distributions
A-Class	55	—
C-Class	2	—
H-Class	253	—
Shares redeemed
A-Class	(7,944)	(11,618)
C-Class	(368)	(995)
H-Class	(550,126)	(3,217,593)
Net increase (decrease) in shares	1,545	(28,573)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$39.16	$63.62	$64.49	$55.99	$44.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.94)	.32	.34	.02	(.32)
Net gain (loss) on investments (realized and unrealized)	63.25	(24.78)	(1.21)[e]	8.48	16.87
Total from investment operations	62.31	(24.46)	(.87)	8.50	16.55
Less distributions from:
Net investment income	(.25)	—	—	—	—
Net realized gains	—	—	—	—	(5.34)
Total distributions	(.25)	—	—	—	(5.34)
Net asset value, end of period	$101.22	$39.16	$63.62	$64.49	$55.99

Total Return[b]	159.26%	(38.45%)	(1.35%)	15.18%	38.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,749	$948	$2,064	$1,400	$1,172
Ratios to average net assets:
Net investment income (loss)	(1.40%)	0.50%	0.52%	0.03%	(0.62%)
Total expenses[c]	1.79%	1.82%	1.80%	1.72%	1.73%
Net expenses[d]	1.77%	1.76%	1.78%	1.72%	1.73%
Portfolio turnover rate	—	93%	258%	580%	1,315%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$32.98	$54.00	$55.14	$48.24	$39.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.27)	(.12)	(.30)	(.40)	(.63)
Net gain (loss) on investments (realized and unrealized)	53.12	(20.90)	(.84)[e]	7.30	14.77
Total from investment operations	51.85	(21.02)	(1.14)	6.90	14.14
Less distributions from:
Net investment income	(.25)	—	—	—	—
Net realized gains	—	—	—	—	(5.34)
Total distributions	(.25)	—	—	—	(5.34)
Net asset value, end of period	$84.58	$32.98	$54.00	$55.14	$48.24

Total Return[b]	157.38%	(38.93%)	(2.07%)	14.30%	36.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75	$22	$78	$1,017	$1,494
Ratios to average net assets:
Net investment income (loss)	(2.16%)	(0.22%)	(0.50%)	(0.78%)	(1.41%)
Total expenses[c]	2.52%	2.57%	2.54%	2.48%	2.47%
Net expenses[d]	2.50%	2.51%	2.53%	2.48%	2.47%
Portfolio turnover rate	—	93%	258%	580%	1,315%

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$39.00	$63.37	$64.22	$55.86	$44.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.98)	.09	.29	(.11)	(.51)
Net gain (loss) on investments (realized and unrealized)	63.04	(24.46)	(1.14)[e]	8.47	16.96
Total from investment operations	62.06	(24.37)	(.85)	8.36	16.45
Less distributions from:
Net investment income	(.25)	—	—	—	—
Net realized gains	—	—	—	—	(5.34)
Total distributions	(.25)	—	—	—	(5.34)
Net asset value, end of period	$100.81	$39.00	$63.37	$64.22	$55.86

Total Return	159.27%	(38.46%)	(1.32%)	14.97%	37.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,482	$3,347	$6,676	$7,178	$8,447
Ratios to average net assets:
Net investment income (loss)	(1.42%)	0.14%	0.46%	(0.18%)	(0.98%)
Total expenses[c]	1.78%	1.84%	1.81%	1.72%	1.73%
Net expenses[d]	1.76%	1.80%	1.80%	1.72%	1.73%
Portfolio turnover rate	—	93%	258%	580%	1,315%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

For the one-year period ended March 31, 2021, Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Russell 2000® Fund H-Class returned 91.73%, while the Russell 2000 Index returned 94.85% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Health Care, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index were Penn National Gaming, Inc., Plug Power, Inc., and MyoKardia, Inc. The holdings detracting the most were eHealth, Inc., Green Dot Corp. Class A, and Merit Medical Systems, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

102 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	91.75%	14.40%	9.88%
A-Class Shares with sales charge‡	82.63%	13.29%	9.34%
C-Class Shares	90.32%	13.54%	9.03%
C-Class Shares with CDSC§	89.32%	13.54%	9.03%
H-Class Shares	91.73%	14.40%	9.86%
Russell 2000 Index	94.85%	16.35%	13.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	March 31, 2021
RUSSELL 2000® FUND

	Shares	Value
RIGHTS††† - 0.0%

Consumer, Non-cyclical - 0.0%
Elanco Animal Health, Inc.*	505	$—
Oncternal Therapeutics, Inc.*	7	—
Omthera Pharmaceuticals, Inc.*	86	—
Tobira Therapeutics, Inc.*	141	—
Total Consumer, Non-cyclical		—

Communications - 0.0%
Nexstar Media Group, Inc.*	2,530	—
Total Rights
(Cost $103)		—

	Face Amount
FEDERAL AGENCY NOTES†† - 78.5%
Federal Farm Credit Bank
1.20% due 04/01/24	$10,000,000	10,000,000
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 05/28/21[1]	6,000,000	6,000,320
0.23% due 06/09/22	5,000,000	5,001,131
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	4,000,000	4,012,664
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[1]	2,000,000	2,004,593
0.14% (1 Month USD LIBOR + 0.03%, Rate Floor: 0.00%) due 12/29/21[1]	2,000,000	2,000,926
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[1]	1,000,000	1,003,795

Farmer Mac
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/22/21[1]	4,000,000	4,000,072
0.10% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 08/03/21[1]	2,000,000	2,000,147
Total Federal Agency Notes
(Cost $36,002,834)		36,023,648

U.S. TREASURY BILLS†† - 38.8%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	4,500,000	4,500,000
0.01% due 04/27/21[2]	3,500,000	3,499,956
0.03% due 04/01/21[2,3]	2,871,000	2,871,000
0.04% due 04/01/21[2,3]	1,000,000	1,000,000
0.01% due 04/22/21[2,4]	210,000	209,998
0.02% due 04/01/21[2,3]	200,000	200,000
U.S. Cash Management Bill
0.03% due 08/03/21[2]	5,500,000	5,499,455
Total U.S. Treasury Bills
(Cost $17,780,440)		17,780,409

REPURCHASE AGREEMENTS††,5 - 2.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	639,774	639,774
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	290,873	290,873
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	265,467	265,467
Total Repurchase Agreements
(Cost $1,196,114)		1,196,114

Total Investments - 119.9%
(Cost $54,979,491)		$55,000,171
Other Assets & Liabilities, net - (19.9)%		(9,119,755)
Total Net Assets - 100.0%		$45,880,416

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	31	Jun 2021	$3,446,115	$(178,332)

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
RUSSELL 2000® FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	0.21% (1 Month USD LIBOR + 0.10%)	At Maturity	04/08/21	640	$1,422,165	$40,414
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	04/08/21	926	2,055,109	34,429
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	05/26/21	17,542	38,952,415	(2,348)
						$42,429,689	$72,495

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Federal Agency Notes	—	36,023,648	—		36,023,648
U.S. Treasury Bills	—	17,780,409	—		17,780,409
Repurchase Agreements	—	1,196,114	—		1,196,114
Equity Index Swap Agreements**	—	74,843	—		74,843
Total Assets	$—	$55,075,014	$—		$55,075,014

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$178,332	$—	$—	$178,332
Equity Index Swap Agreements**	—	2,348	—	2,348
Total Liabilities	$178,332	$2,348	$—	$180,680

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $53,783,377)	$53,804,057
Repurchase agreements, at value (cost $1,196,114)	1,196,114
Unrealized appreciation on OTC swap agreements	74,843
Receivables:
Fund shares sold	155,133
Interest	62,701
Variation margin on futures contracts	47,895
Total assets	55,340,743

Liabilities:
Unrealized depreciation on OTC swap agreements	2,348
Payable for:
Securities purchased	5,499,455
Fund shares redeemed	3,698,924
Swap settlement	97,192
Management fees	42,301
Distribution and service fees	16,452
Transfer agent and administrative fees	15,172
Portfolio accounting fees	8,460
Trustees’ fees*	1,090
Miscellaneous	78,933
Total liabilities	9,460,327
Commitments and contingent liabilities (Note 12)	—
Net assets	$45,880,416

Net assets consist of:
Paid in capital	$41,649,211
Total distributable earnings (loss)	4,231,205
Net assets	$45,880,416

A-Class:
Net assets	$12,420,874
Capital shares outstanding	200,915
Net asset value per share	$61.82
Maximum offering price per share (Net asset value divided by 95.25%)	$64.90

C-Class:
Net assets	$3,716,617
Capital shares outstanding	68,517
Net asset value per share	$54.24

H-Class:
Net assets	$29,742,925
Capital shares outstanding	482,192
Net asset value per share	$61.68

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$48,619
Total investment income	48,619

Expenses:
Management fees	253,551
Distribution and service fees:
A-Class	31,512
C-Class	22,395
H-Class	47,410
Transfer agent and administrative fees	94,122
Portfolio accounting fees	50,708
Professional fees	13,824
Trustees’ fees*	5,973
Custodian fees	4,755
Interest expense	103
Miscellaneous	57,138
Total expenses	581,491
Net investment loss	(532,872)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,516)
Swap agreements	18,290,067
Futures contracts	801,037
Net realized gain	19,088,588
Net change in unrealized appreciation (depreciation) on:
Investments	28,271
Swap agreements	(335,233)
Futures contracts	(342,408)
Net change in unrealized appreciation (depreciation)	(649,370)
Net realized and unrealized gain	18,439,218
Net increase in net assets resulting from operations	$17,906,346

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(532,872)	$(17,866)
Net realized gain (loss) on investments	19,088,588	(4,222,937)
Net change in unrealized appreciation (depreciation) on investments	(649,370)	(3,894,018)
Net increase (decrease) in net assets resulting from operations	17,906,346	(8,134,821)

Distributions to shareholders:
A-Class	—	(245,858)
C-Class	—	(43,126)
H-Class	—	(276,721)
Total distributions to shareholders	—	(565,705)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,968,164	3,057,098
C-Class	2,759,107	815,695
H-Class	106,439,279	178,802,664
Distributions reinvested
A-Class	—	241,990
C-Class	—	36,271
H-Class	—	274,144
Cost of shares redeemed
A-Class	(22,364,500)	(7,262,452)
C-Class	(2,002,731)	(1,845,375)
H-Class	(92,858,855)	(187,602,791)
Net increase (decrease) from capital share transactions	8,940,464	(13,482,756)
Net increase (decrease) in net assets	26,846,810	(22,183,282)

Net assets:
Beginning of year	19,033,606	41,216,888
End of year	$45,880,416	$19,033,606

Capital share activity:
Shares sold
A-Class	323,213	73,128
C-Class	61,590	21,433
H-Class	2,060,052	4,120,156
Shares issued from reinvestment of distributions
A-Class	—	5,216
C-Class	—	883
H-Class	—	5,922
Shares redeemed
A-Class	(454,528)	(169,984)
C-Class	(48,862)	(50,018)
H-Class	(1,787,076)	(4,360,424)
Net increase (decrease) in shares	154,389	(353,688)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$32.24	$43.81	$43.67	$41.61	$33.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.77)	— [c]	(.05)	(.17)	(.21)
Net gain (loss) on investments (realized and unrealized)	30.35	(10.89)	.19 [d]	4.34	8.26
Total from investment operations	29.58	(10.89)	.14	4.17	8.05
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	—	(.67)	—	(2.11)	—
Total distributions	—	(.68)	—	(2.11)	—
Net asset value, end of period	$61.82	$32.24	$43.81	$43.67	$41.61

Total Return[b]	91.75%	(25.32%)	0.32%	10.03%	23.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,421	$10,712	$18,569	$17,163	$14,650
Ratios to average net assets:
Net investment income (loss)	(1.53%)	— [e]	(0.11%)	(0.40%)	(0.54%)
Total expenses	1.67%	1.73%	1.71%	1.63%	1.62%
Portfolio turnover rate	—	35%	112%	167%	203%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$28.50	$39.09	$39.26	$37.87	$30.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.95)	(.29)	(.37)	(.45)	(.44)
Net gain (loss) on investments (realized and unrealized)	26.69	(9.62)	.20 [d]	3.95	7.53
Total from investment operations	25.74	(9.91)	(.17)	3.50	7.09
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	—	(.67)	—	(2.11)	—
Total distributions	—	(.68)	—	(2.11)	—
Net asset value, end of period	$54.24	$28.50	$39.09	$39.26	$37.87

Total Return[b]	90.32%	(25.88%)	(0.43%)	9.21%	23.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,717	$1,590	$3,264	$5,277	$5,841
Ratios to average net assets:
Net investment income (loss)	(2.28%)	(0.74%)	(0.91%)	(1.16%)	(1.27%)
Total expenses	2.43%	2.48%	2.46%	2.38%	2.38%
Portfolio turnover rate	—	35%	112%	167%	203%

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$32.17	$43.70	$43.57	$41.51	$33.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.75)	.01	(.06)	(.19)	(.21)
Net gain (loss) on investments (realized and unrealized)	30.26	(10.86)	.19 [d]	4.36	8.24
Total from investment operations	29.51	(10.85)	.13	4.17	8.03
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	—	(.67)	—	(2.11)	—
Total distributions	—	(.68)	—	(2.11)	—
Net asset value, end of period	$61.68	$32.17	$43.70	$43.57	$41.51

Total Return	91.73%	(25.30%)	0.30%	10.03%	23.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,743	$6,731	$19,384	$24,713	$29,466
Ratios to average net assets:
Net investment income (loss)	(1.52%)	0.01%	(0.14%)	(0.43%)	(0.54%)
Total expenses	1.67%	1.73%	1.71%	1.63%	1.63%
Portfolio turnover rate	—	35%	112%	167%	203%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index.

Inverse Russell 2000® Strategy Fund H-Class returned -54.13%, while the Russell 2000 Index returned 94.85% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Health Care, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index were Penn National Gaming, Inc., Plug Power, Inc., and MyoKardia, Inc. The holdings detracting the most were eHealth, Inc., Green Dot Corp. Class A, and Merit Medical Systems, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Holdings Diversification (Market Exposure as % of Net Assets)

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.4%
Total	46.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(54.13%)	(18.37%)	(15.39%)
A-Class Shares with sales charge‡	(56.30%)	(19.16%)	(15.81%)
C-Class Shares	(54.49%)	(18.98%)	(16.02%)
C-Class Shares with CDSC§	(54.95%)	(18.98%)	(16.02%)
H-Class Shares	(54.13%)	(18.34%)	(15.37%)
Russell 2000 Index	94.85%	16.35%	13.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 46.9%
Guggenheim Strategy Fund II1	51,129	$1,277,205
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	127,491	1,269,811
Total Mutual Funds
(Cost $2,512,853)		2,547,016

	Face Amount
U.S. TREASURY BILLS†† - 27.2%
U.S. Treasury Bills
0.01% due 04/20/21[2]	$900,000	899,990
0.09% due 04/01/21[2,3]	200,000	200,000
0.01% due 04/22/21[2,4]	177,000	176,999
U.S. Cash Management Bill
0.03% due 08/03/21[2]	200,000	199,980
Total U.S. Treasury Bills
(Cost $1,476,975)		1,476,969

FEDERAL AGENCY NOTES†† - 2.2%
Federal Farm Credit Bank
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[5]	120,000	120,483
Total Federal Agency Notes
(Cost $120,000)		120,483

REPURCHASE AGREEMENTS††,6 - 18.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	545,975	545,975
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	248,227	248,227
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	226,545	226,545
Total Repurchase Agreements
(Cost $1,020,747)		1,020,747

Total Investments - 95.1%
(Cost $5,130,575)		$5,165,215
Other Assets & Liabilities, net - 4.9%		268,439
Total Net Assets - 100.0%		$5,433,654

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	5	Jun 2021	$555,825	$31,475

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(0.04)% (1 Week USD LIBOR - 0.05%)	At Maturity	04/08/21	1,182	$2,624,333	$108,634
Barclays Bank plc	Russell 2000 Index	0.41% (1 Week USD LIBOR - 0.50%)	At Maturity	04/07/21	438	973,425	14,181
BNP Paribas	Russell 2000 Index	0.29% (1 Month USD LIBOR - 0.40%)	At Maturity	04/08/21	583	1,295,286	(11,559)
						$4,893,044	$111,256

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,547,016	$—	$—	$2,547,016
U.S. Treasury Bills	—	1,476,969	—	1,476,969
Federal Agency Notes	—	120,483	—	120,483
Repurchase Agreements	—	1,020,747	—	1,020,747
Equity Futures Contracts**	31,475	—	—	31,475
Equity Index Swap Agreements**	—	122,815	—	122,815
Total Assets	$2,578,491	$2,741,014	$—	$5,319,505

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$11,559	$—	$11,559

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$826,823	$600,000	$(200,000)	$1,320	$49,062	$1,277,205	51,129	$24,640
Guggenheim Ultra Short Duration Fund — Institutional Class	1,068,939	375,000	(200,000)	200	25,672	1,269,811	127,491	16,613
	$1,895,762	$975,000	$(400,000)	$1,520	$74,734	$2,547,016		$41,253

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $1,596,975)	$1,597,452
Investments in affiliated issuers, at value (cost $2,512,853)	2,547,016
Repurchase agreements, at value (cost $1,020,747)	1,020,747
Unrealized appreciation on OTC swap agreements	122,815
Receivables:
Swap settlement	210,035
Fund shares sold	198,314
Dividends	2,892
Interest	59
Total assets	5,699,330

Liabilities:
Unrealized depreciation on OTC swap agreements	11,559
Payable for:
Securities purchased	199,980
Fund shares redeemed	14,716
Management fees	8,902
Variation margin on futures contracts	7,725
Transfer agent and administrative fees	2,752
Distribution and service fees	2,575
Portfolio accounting fees	1,023
Trustees’ fees*	210
Miscellaneous	16,234
Total liabilities	265,676
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,433,654

Net assets consist of:
Paid in capital	$46,512,226
Total distributable earnings (loss)	(41,078,572)
Net assets	$5,433,654

A-Class:
Net assets	$319,922
Capital shares outstanding	5,787
Net asset value per share	$55.28
Maximum offering price per share (Net asset value divided by 95.25%)	$58.04

C-Class:
Net assets	$26,339
Capital shares outstanding	543
Net asset value per share	$48.51

H-Class:
Net assets	$5,087,393
Capital shares outstanding	91,653
Net asset value per share	$55.51

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$41,253
Interest	17,585
Total investment income	58,838

Expenses:
Management fees	143,828
Distribution and service fees:
A-Class	1,108
C-Class	615
H-Class	38,691
Transfer agent and administrative fees	45,404
Registration fees	22,960
Portfolio accounting fees	15,984
Professional fees	12,256
Trustees’ fees*	4,408
Custodian fees	2,429
Miscellaneous	2,409
Total expenses	290,092
Less:
Expenses waived by Adviser	(3,610)
Net expenses	286,482
Net investment loss	(227,644)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,732
Investments in affiliated issuers	1,520
Swap agreements	(11,789,560)
Futures contracts	(1,451,853)
Net realized loss	(13,238,161)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,083)
Investments in affiliated issuers	74,734
Swap agreements	(333,033)
Futures contracts	31,475
Net change in unrealized appreciation (depreciation)	(233,907)
Net realized and unrealized loss	(13,472,068)
Net decrease in net assets resulting from operations	$(13,699,712)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(227,644)	$6,140
Net realized loss on investments	(13,238,161)	(1,841,497)
Net change in unrealized appreciation (depreciation) on investments	(233,907)	532,960
Net decrease in net assets resulting from operations	(13,699,712)	(1,302,397)

Distributions to shareholders:
A-Class	(286)	(1,975)
C-Class	(39)	(2,914)
H-Class	(5,815)	(47,851)
Total distributions to shareholders	(6,140)	(52,740)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,016,352	504,699
C-Class	69,459	42,769
H-Class	86,070,796	83,248,259
Distributions reinvested
A-Class	286	1,705
C-Class	39	2,557
H-Class	5,776	47,493
Cost of shares redeemed
A-Class	(566,925)	(1,102,154)
C-Class	(85,226)	(512,240)
H-Class	(90,085,151)	(68,762,044)
Net increase (decrease) from capital share transactions	(3,574,594)	13,471,044
Net increase (decrease) in net assets	(17,280,446)	12,115,907

Net assets:
Beginning of year	22,714,100	10,598,193
End of year	$5,433,654	$22,714,100

Capital share activity:*
Shares sold
A-Class	10,628	4,925
C-Class	895	408
H-Class	1,035,477	755,791
Shares issued from reinvestment of distributions
A-Class	4	18
C-Class	1	31
H-Class	87	500
Shares redeemed
A-Class	(6,557)	(10,540)
C-Class	(1,230)	(4,610)
H-Class	(1,129,019)	(662,873)
Net increase (decrease) in shares	(89,714)	83,650

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$120.61	$102.08	$104.50	$118.12	$153.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	.50	.70	(.90)	(1.55)
Net gain (loss) on investments (realized and unrealized)	(64.83)	18.73 [f]	(3.12)	(12.72)	(34.11)
Total from investment operations	(65.28)	19.23	(2.42)	(13.62)	(35.66)
Less distributions from:
Net investment income	(.05)	(.70)	—	—	—
Total distributions	(.05)	(.70)	—	—	—
Net asset value, end of period	$55.28	$120.61	$102.08	$104.50	$118.12

Total Return[b]	(54.13%)	19.00%	(2.30%)	(11.52%)	(23.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$320	$207	$746	$262	$8,645
Ratios to average net assets:
Net investment income (loss)	(1.38%)	0.51%	0.65%	(0.76%)	(1.11%)
Total expenses[c]	1.80%	1.82%	1.83%	1.74%	1.71%
Net expenses[d]	1.78%	1.78%	1.81%	1.74%	1.71%
Portfolio turnover rate	14%	7%	40%	—	58%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$106.73	$91.07	$93.97	$107.05	$140.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.30)	(.25)	(1.25)	(2.25)
Net gain (loss) on investments (realized and unrealized)	(57.56)	16.66 [f]	(2.65)	(11.83)	(31.05)
Total from investment operations	(58.17)	16.36	(2.90)	(13.08)	(33.30)
Less distributions from:
Net investment income	(.05)	(.70)	—	—	—
Total distributions	(.05)	(.70)	—	—	—
Net asset value, end of period	$48.51	$106.73	$91.07	$93.97	$107.05

Total Return[b]	(54.49%)	18.22%	(3.09%)	(12.24%)	(23.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$94	$460	$607	$1,028
Ratios to average net assets:
Net investment income (loss)	(2.15%)	(0.34%)	(0.26%)	(1.22%)	1.83%
Total expenses[c]	2.57%	2.57%	2.56%	2.48%	2.47%
Net expenses[d]	2.54%	2.53%	2.55%	2.48%	2.47%
Portfolio turnover rate	14%	7%	40%	—	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$121.09	$102.43	$104.78	$118.47	$154.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	.10	.55	(.45)	(1.60)
Net gain (loss) on investments (realized and unrealized)	(65.09)	19.26 [f]	(2.90)	(13.24)	(34.08)
Total from investment operations	(65.53)	19.36	(2.35)	(13.69)	(35.68)
Less distributions from:
Net investment income	(.05)	(.70)	—	—	—
Total distributions	(.05)	(.70)	—	—	—
Net asset value, end of period	$55.51	$121.09	$102.43	$104.78	$118.47

Total Return	(54.13%)	19.08%	(2.24%)	(11.52%)	(23.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,087	$22,414	$9,392	$3,543	$5,777
Ratios to average net assets:
Net investment income (loss)	(1.42%)	0.07%	0.53%	(0.39%)	(1.14%)
Total expenses[c]	1.81%	1.82%	1.82%	1.72%	1.72%
Net expenses[d]	1.79%	1.79%	1.81%	1.72%	1.72%
Portfolio turnover rate	14%	7%	40%	—	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

For the one-year period ended March 31, 2021, Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average Index.

Dow Jones Industrial Average® Fund H-Class returned 51.64%, while the Dow Jones Industrial Average Index returned 53.78% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Financials, Information Technology, and Industrials.

The holdings contributing the most to the return of the underlying index were Boeing Co., Goldman Sachs Group, Inc., and Apple, Inc. The holdings detracting the most were Merck & Co., Inc., Verizon Communications, Inc., and Coca-Cola Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Holdings Diversification (Market Exposure as % of Net Assets)

THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	7.9%
UnitedHealth Group, Inc.	5.7%
Goldman Sachs Group, Inc.	5.0%
Home Depot, Inc.	4.6%
Boeing Co.	3.9%
Amgen, Inc.	3.8%
Microsoft Corp.	3.6%
Caterpillar, Inc.	3.5%
McDonald’s Corp.	3.4%
Honeywell International, Inc.	3.3%
Top Ten Total	44.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	Since Inception (12/01/15)
A-Class Shares	51.61%	14.01%	12.91%
A-Class Shares with sales charge‡	44.41%	12.91%	11.89%
C-Class Shares	50.52%	13.16%	12.07%
C-Class Shares with CDSC§	49.52%	13.16%	12.07%
H-Class Shares	51.64%	14.03%	12.93%
Dow Jones Industrial Average Index	53.78%	15.99%	14.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

120 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 76.3%

Consumer, Non-cyclical - 16.0%
UnitedHealth Group, Inc.	3,545	$1,318,988
Amgen, Inc.	3,545	882,032
Johnson & Johnson	3,545	582,621
Procter & Gamble Co.	3,545	480,099
Merck & Company, Inc.	3,545	273,284
Coca-Cola Co.	3,545	186,857
Total Consumer, Non-cyclical		3,723,881

Financial - 14.9%
Goldman Sachs Group, Inc.	3,545	1,159,215
Visa, Inc. — Class A	3,545	750,583
JPMorgan Chase & Co.	3,545	539,655
Travelers Companies, Inc.	3,545	533,168
American Express Co.	3,545	501,405
Total Financial		3,484,026

Industrial - 13.6%
Boeing Co.*	3,545	902,982
Caterpillar, Inc.	3,545	821,979
Honeywell International, Inc.	3,545	769,513
3M Co.	3,545	683,051
Total Industrial		3,177,525

Consumer, Cyclical - 13.0%
Home Depot, Inc.	3,545	1,082,111
McDonald’s Corp.	3,545	794,576
Walmart, Inc.	3,545	481,518
NIKE, Inc. — Class B	3,545	471,095
Walgreens Boots Alliance, Inc.	3,545	194,621
Total Consumer, Cyclical		3,023,921

Technology - 11.7%
Microsoft Corp.	3,545	835,805
salesforce.com, Inc.*	3,545	751,079
International Business Machines Corp.	3,545	472,406
Apple, Inc.	3,545	433,022
Intel Corp.	3,545	226,880
Total Technology		2,719,192

Communications - 4.5%
Walt Disney Co.*	3,545	654,123
Verizon Communications, Inc.	3,545	206,142
Cisco Systems, Inc.	3,545	183,312
Total Communications		1,043,577

Energy - 1.6%
Chevron Corp.	3,545	371,481

Basic Materials - 1.0%
Dow, Inc.	3,545	226,667

Total Common Stocks
(Cost $12,526,161)		17,770,270

MUTUAL FUNDS† - 10.5%
Guggenheim Strategy Fund II1	73,498	1,835,969
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	62,558	623,081
Total Mutual Funds
(Cost $2,442,626)		2,459,050

	Face Amount
U.S. TREASURY BILLS†† - 1.8%
U.S. Treasury Bills
0.09% due 04/01/21[2,3]	$200,000	200,000
0.01% due 04/22/21[3,4]	10,000	10,000
U.S. Cash Management Bill
0.03% due 08/03/21[3]	200,000	199,980
Total U.S. Treasury Bills
(Cost $409,980)		409,980

REPURCHASE AGREEMENTS††,5 - 11.0%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[2]	1,367,738	1,367,738
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	621,840	621,840
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	567,526	567,526
Total Repurchase Agreements
(Cost $2,557,104)		2,557,104

Total Investments - 99.6%
(Cost $17,935,871)		$23,196,404
Other Assets & Liabilities, net - 0.4%		97,226
Total Net Assets - 100.0%		$23,293,630

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	3	Jun 2021	$493,575	$1,836

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
DOW JONES INDUSTRIAL AVERAGE® FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	0.61% (1 Month USD LIBOR + 0.50%)	At Maturity	04/08/21	91	$2,987,710	$102,222
Barclays Bank plc	Dow Jones Industrial Average Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	04/07/21	63	2,082,336	52,246
						$5,070,046	$154,468

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,770,270	$—	$—	$17,770,270
Mutual Funds	2,459,050	—	—	2,459,050
U.S. Treasury Bills	—	409,980	—	409,980
Repurchase Agreements	—	2,557,104	—	2,557,104
Equity Futures Contracts**	1,836	—	—	1,836
Equity Index Swap Agreements**	—	154,468	—	154,468
Total Assets	$20,231,156	$3,121,552	$—	$23,352,708

**	This derivative is reported as unrealized appreciation/depreciation at period end.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,767,616	$—	$—	$—	$68,353	$1,835,969	73,498	$31,174
Guggenheim Ultra Short Duration Fund — Institutional Class	1,493,141	—	(900,000)	2,634	27,306	623,081	62,558	13,125
	$3,260,757	$—	$(900,000)	$2,634	$95,659	$2,459,050		$44,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $12,936,141)	$18,180,250
Investments in affiliated issuers, at value (cost $2,442,626)	2,459,050
Repurchase agreements, at value (cost $2,557,104)	2,557,104
Segregated cash with broker	17,050
Unrealized appreciation on OTC swap agreements	154,468
Receivables:
Fund shares sold	179,210
Swap settlement	19,674
Dividends	10,230
Total assets	23,577,036

Liabilities:
Payable for:
Securities purchased	199,980
Fund shares redeemed	28,291
Management fees	13,022
Distribution and service fees	6,121
Transfer agent and administrative fees	4,718
Portfolio accounting fees	1,754
Trustees’ fees*	313
Variation margin on futures contracts	300
Miscellaneous	28,907
Total liabilities	283,406
Commitments and contingent liabilities (Note 12)	—
Net assets	$23,293,630

Net assets consist of:
Paid in capital	$18,920,305
Total distributable earnings (loss)	4,373,325
Net assets	$23,293,630

A-Class:
Net assets	$2,951,816
Capital shares outstanding	35,641
Net asset value per share	$82.82
Maximum offering price per share (Net asset value divided by 95.25%)	$86.95

C-Class:
Net assets	$2,842,144
Capital shares outstanding	35,865
Net asset value per share	$79.25

H-Class:
Net assets	$17,499,670
Capital shares outstanding	211,146
Net asset value per share	$82.88

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$332,087
Dividends from securities of affiliated issuers	44,299
Interest	2,109
Total investment income	378,495

Expenses:
Management fees	163,894
Distribution and service fees:
A-Class	8,550
C-Class	21,831
H-Class	40,623
Transfer agent and administrative fees	61,619
Portfolio accounting fees	21,856
Licensing fees	21,804
Professional fees	9,996
Trustees’ fees*	5,228
Custodian fees	3,238
Miscellaneous	29,314
Total expenses	387,953
Less:
Expenses waived by Adviser	(2,744)
Net expenses	385,209
Net investment loss	(6,714)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,856,528
Investments in affiliated issuers	2,634
Swap agreements	1,322,980
Futures contracts	660,570
Net realized gain	3,842,712
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,403,089
Investments in affiliated issuers	95,659
Swap agreements	421,783
Futures contracts	(175,221)
Net change in unrealized appreciation (depreciation)	4,745,310
Net realized and unrealized gain	8,588,022
Net increase in net assets resulting from operations	$8,581,308

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,714)	$201,192
Net realized gain on investments	3,842,712	5,067,156
Net change in unrealized appreciation (depreciation) on investments	4,745,310	(7,146,849)
Net increase (decrease) in net assets resulting from operations	8,581,308	(1,878,501)

Distributions to shareholders:
A-Class	(219,502)	(159,709)
C-Class	(100,677)	(98,345)
H-Class	(667,482)	(892,516)
Total distributions to shareholders	(987,661)	(1,150,570)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,573,038	16,273,565
C-Class	1,170,506	2,489,125
H-Class	55,034,990	141,553,466
Distributions reinvested
A-Class	124,588	127,980
C-Class	100,157	93,396
H-Class	665,388	889,793
Cost of shares redeemed
A-Class	(17,549,236)	(32,450,685)
C-Class	(806,262)	(2,248,063)
H-Class	(68,232,740)	(156,450,347)
Net decrease from capital share transactions	(12,919,571)	(29,721,770)
Net decrease in net assets	(5,325,924)	(32,750,841)

Net assets:
Beginning of year	28,619,554	61,370,395
End of year	$23,293,630	$28,619,554

Capital share activity:
Shares sold
A-Class	229,982	272,947
C-Class	16,492	35,697
H-Class	787,958	2,026,607
Shares issued from reinvestment of distributions
A-Class	1,651	1,746
C-Class	1,384	1,316
H-Class	8,811	12,134
Shares redeemed
A-Class	(242,246)	(498,107)
C-Class	(11,565)	(32,647)
H-Class	(1,009,796)	(2,189,993)
Net decrease in shares	(217,329)	(370,300)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$57.33	$70.54	$66.00	$58.25	$49.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.47	.55	.34	.23
Net gain (loss) on investments (realized and unrealized)	29.21	(10.67)	4.78	9.91	8.73
Total from investment operations	29.23	(10.20)	5.33	10.25	8.96
Less distributions from:
Net investment income	(.06)	(.31)	(.64)	(.35)	(.02)
Net realized gains	(3.68)	(2.70)	(.15)	(2.15)	(.29)
Total distributions	(3.74)	(3.01)	(.79)	(2.50)	(.31)
Net asset value, end of period	$82.82	$57.33	$70.54	$66.00	$58.25

Total Return[b]	51.61%	(15.38%)	8.15%	17.55%	18.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,952	$2,652	$19,022	$20,953	$19,523
Ratios to average net assets:
Net investment income (loss)	0.02%	0.65%	0.80%	0.54%	0.44%
Total expenses[c]	1.69%	1.66%	1.61%	1.56%	1.56%
Net expenses[d]	1.68%	1.64%	1.61%	1.56%	1.56%
Portfolio turnover rate	110%	186%	465%	168%	668%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$55.37	$68.74	$64.81	$57.66	$49.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.49)	(.02)	.03	(.09)	(.11)
Net gain (loss) on investments (realized and unrealized)	28.11	(10.34)	4.69	9.74	8.61
Total from investment operations	27.62	(10.36)	4.72	9.65	8.50
Less distributions from:
Net investment income	(.06)	(.31)	(.64)	(.35)	(.02)
Net realized gains	(3.68)	(2.70)	(.15)	(2.15)	(.29)
Total distributions	(3.74)	(3.01)	(.79)	(2.50)	(.31)
Net asset value, end of period	$79.25	$55.37	$68.74	$64.81	$57.66

Total Return[b]	50.52%	(16.03%)	7.37%	16.66%	17.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,842	$1,637	$1,731	$3,294	$2,144
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.03%)	0.04%	(0.14%)	(0.21%)
Total expenses[c]	2.44%	2.42%	2.36%	2.30%	2.32%
Net expenses[d]	2.43%	2.40%	2.36%	2.36%	2.32%
Portfolio turnover rate	110%	186%	465%	168%	668%

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$57.36	$70.59	$66.04	$58.28	$49.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.51	.55	.39	.28
Net gain (loss) on investments (realized and unrealized)	29.23	(10.73)	4.79	9.87	8.72
Total from investment operations	29.26	(10.22)	5.34	10.26	9.00
Less distributions from:
Net investment income	(.06)	(.31)	(.64)	(.35)	(.02)
Net realized gains	(3.68)	(2.70)	(.15)	(2.15)	(.29)
Total distributions	(3.74)	(3.01)	(.79)	(2.50)	(.31)
Net asset value, end of period	$82.88	$57.36	$70.59	$66.04	$58.28

Total Return	51.64%	(15.40%)	8.16%	17.54%	18.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,500	$24,331	$40,617	$68,766	$42,495
Ratios to average net assets:
Net investment income (loss)	0.05%	0.70%	0.80%	0.61%	0.52%
Total expenses[c]	1.70%	1.66%	1.62%	1.55%	1.57%
Net expenses[d]	1.69%	1.64%	1.62%	1.55%	1.57%
Portfolio turnover rate	110%	186%	465%	168%	668%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, the Government Long Bond 1.2x Strategy Fund Investor Class returned -24.72%.

The Price Movement of the Long Treasury Bond was -21.49% for the period.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index was -15.80%.

As prices of long-term Treasury bonds fell over the period, their yields rose, from 1.32% to 2.41%. This performance masked considerable volatility, as investors fearful of global economic fallout from the coronavirus outbreak and oil price instability early in the period rushed into safe havens and sent prices of U.S. Treasuries skyrocketing. In April 2020, the yield on the 30-year Treasury yield dipped to its period low of 1.17%. Yields gradually creeped back to end the year at their highest level since the pandemic, and on the strength of the economic recovery continued to rise until mid-March 2021, when the yield on the 30-year Treasury yield reached its period high of 2.45%. Investors shifted from Treasuries to higher-yielding corners of the market, and reacted to a substantial increase in Treasury supply, as the U.S. Government continued its emergency fiscal measures and stimulus spending. The market also has been absorbing expected increases in economic growth and inflation. The Treasury yield curve steepened significantly over the period, as short-term yields fell slightly and longer-term yields jumped.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

128 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	78.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.6%
Guggenheim Strategy Fund II	3.6%
Total	86.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	(24.72%)	1.88%	7.34%
A-Class Shares	(24.98%)	1.62%	7.12%
A-Class Shares with sales charge‡	(28.55%)	0.64%	6.60%
C-Class Shares	(25.55%)	0.86%	6.29%
C-Class Shares with CDSC§	(26.06%)	0.86%	6.29%
Bloomberg Barclays U.S. Long Treasury Index	(15.80%)	3.13%	6.35%
Price Movement of Long Treasury Bond**	(21.49%)	0.42%	3.45%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(24.98%)	1.62%	4.44%
Bloomberg Barclays U.S. Long Treasury Index	(15.80%)	3.13%	5.15%
Price Movement of Long Treasury Bond**	(21.49%)	0.42%	2.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

130 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 7.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	563,138	$5,608,852
Guggenheim Strategy Fund II1	222,800	5,565,542
Total Mutual Funds
(Cost $11,153,238)		11,174,394

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 78.9%
U.S. Treasury Bonds
1.88% due 02/15/51	$138,850,000	123,251,070
Total U.S. Government Securities
(Cost $124,485,184)		123,251,070

U.S. TREASURY BILLS†† - 9.2%
U.S. Treasury Bills
0.01% due 04/20/21[2]	12,400,000	12,399,869
0.01% due 04/22/21[2,3]	2,049,000	2,048,985
Total U.S. Treasury Bills
(Cost $14,448,933)		14,448,854

REPURCHASE AGREEMENTS††,4 - 7.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	6,502,400	6,502,400
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	2,956,307	2,956,307
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	2,698,092	2,698,092
Total Repurchase Agreements
(Cost $12,156,799)		12,156,799

Total Investments - 103.1%
(Cost $162,244,154)		$161,031,117
Other Assets & Liabilities, net - (3.1)%		(4,805,494)
Total Net Assets - 100.0%		$156,225,623

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	421	Jun 2021	$76,635,156	$352,265

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,174,394	$—	$—	$11,174,394
U.S. Government Securities	—	123,251,070	—	123,251,070
U.S. Treasury Bills	—	14,448,854	—	14,448,854
Repurchase Agreements	—	12,156,799	—	12,156,799
Interest Rate Futures Contracts**	352,265	—	—	352,265
Total Assets	$11,526,659	$149,856,723	$—	$161,383,382

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,417,042	$2,150,000	$(7,300,000)	$(69,128)	$367,628	$5,565,542	222,800	$98,204
Guggenheim Ultra Short Duration Fund — Institutional Class	10,511,293	6,450,000	(11,500,000)	(59,184)	206,743	5,608,852	563,138	63,281
	$20,928,335	$8,600,000	$(18,800,000)	$(128,312)	$574,371	$11,174,394		$161,485

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $138,934,117)	$137,699,924
Investments in affiliated issuers, at value (cost $11,153,238)	11,174,394
Repurchase agreements, at value (cost $12,156,799)	12,156,799
Segregated cash with broker	1,800,665
Receivables:
Securities sold	9,764,219
Fund shares sold	569,624
Interest	373,634
Dividends	10,385
Total assets	173,549,644

Liabilities:
Payable for:
Fund shares redeemed	16,888,717
Variation margin on futures contracts	169,426
Management fees	54,247
Transfer agent and administrative fees	24,210
Distribution and service fees	19,836
Portfolio accounting fees	11,055
Trustees’ fees*	1,852
Distributions to shareholders	547
Miscellaneous	154,131
Total liabilities	17,324,021
Commitments and contingent liabilities (Note 12)	—
Net assets	$156,225,623

Net assets consist of:
Paid in capital	$174,304,402
Total distributable earnings (loss)	(18,078,779)
Net assets	$156,225,623

Investor Class:
Net assets	$69,359,695
Capital shares outstanding	1,828,689
Net asset value per share	$37.93

A-Class:
Net assets	$1,609,500
Capital shares outstanding	41,976
Net asset value per share	$38.34
Maximum offering price per share (Net asset value divided by 95.25%)	$40.25

C-Class:
Net assets	$169,309
Capital shares outstanding	4,499
Net asset value per share	$37.63

H-Class:
Net assets	$85,087,119
Capital shares outstanding	2,217,061
Net asset value per share	$38.38

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$161,485
Interest	1,169,545
Total investment income	1,331,030

Expenses:
Management fees	447,780
Distribution and service fees:
A-Class	6,545
C-Class	6,941
H-Class	132,330
Transfer agent and administrative fees	214,224
Portfolio accounting fees	89,568
Registration fees	82,715
Professional fees	57,292
Trustees’ fees*	35,165
Custodian fees	14,458
Line of credit fees	440
Miscellaneous	1,952
Total expenses	1,089,410
Less:
Expenses waived by Adviser	(13,186)
Net expenses	1,076,224
Net investment income	254,806

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,270,120)
Investments in affiliated issuers	(128,312)
Futures contracts	(186,535)
Net realized loss	(6,584,967)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(12,718,685)
Investments in affiliated issuers	574,371
Futures contracts	(7,122,200)
Net change in unrealized appreciation (depreciation)	(19,266,514)
Net realized and unrealized loss	(25,851,481)
Net decrease in net assets resulting from operations	$(25,596,675)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$254,806	$1,630,386
Net realized gain (loss) on investments	(6,584,967)	42,346,916
Net change in unrealized appreciation (depreciation) on investments	(19,266,514)	11,247,858
Net increase (decrease) in net assets resulting from operations	(25,596,675)	55,225,160

Distributions to shareholders:
Investor Class	(4,960,713)	(2,108,783)
A-Class	(901,622)	(435,810)
C-Class	(236,487)	(21,938)
H-Class	(9,855,303)	(1,738,251)
Total distributions to shareholders	(15,954,125)	(4,304,782)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,148,184,621	962,124,357
A-Class	3,059,120	4,581,047
C-Class	2,804,995	7,550,985
H-Class	1,008,418,309	790,950,225
Distributions reinvested
Investor Class	4,881,667	1,970,914
A-Class	837,688	423,677
C-Class	220,470	20,877
H-Class	9,847,832	1,736,665
Cost of shares redeemed
Investor Class	(1,108,072,277)	(1,014,887,608)
A-Class	(3,431,050)	(32,933,999)
C-Class	(3,616,674)	(7,268,837)
H-Class	(985,371,192)	(779,922,941)
Net increase (decrease) from capital share transactions	77,763,509	(65,654,638)
Net increase (decrease) in net assets	36,212,709	(14,734,260)

Net assets:
Beginning of year	120,012,914	134,747,174
End of year	$156,225,623	$120,012,914

Capital share activity:
Shares sold
Investor Class	18,090,039	16,000,438
A-Class	49,028	74,378
C-Class	48,918	126,059
H-Class	16,125,875	13,427,183
Shares issued from reinvestment of distributions
Investor Class	104,624	33,535
A-Class	17,803	7,261
C-Class	4,770	359
H-Class	209,359	29,371
Shares redeemed
Investor Class	(16,877,614)	(16,783,183)
A-Class	(62,007)	(503,938)
C-Class	(66,029)	(120,980)
H-Class	(15,162,526)	(13,202,385)
Net increase (decrease) in shares	2,482,240	(911,902)

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$74.11	$53.22	$51.21	$50.49	$58.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.77	.96	.80	.70
Net gain (loss) on investments (realized and unrealized)	(14.59)	22.86	2.00	.72	(5.50)
Total from investment operations	(14.34)	23.63	2.96	1.52	(4.80)
Less distributions from:
Net investment income	(.25)	(.77)	(.95)	(.80)	(.72)
Net realized gains	(21.59)	(1.97)	—	—	(2.11)
Total distributions	(21.84)	(2.74)	(.95)	(.80)	(2.83)
Net asset value, end of period	$37.93	$74.11	$53.22	$51.21	$50.49

Total Return	(24.72%)	45.84%	5.93%	3.01%	(8.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,360	$37,919	$67,103	$37,496	$16,496
Ratios to average net assets:
Net investment income (loss)	0.40%	1.28%	1.94%	1.52%	1.21%
Total expenses[b]	1.07%	1.07%	1.07%	0.98%	0.98%
Net expenses[d]	1.05%	1.05%	1.06%	0.98%	0.98%
Portfolio turnover rate	1,938%	1,130%	1,182%	1,468%	2,490%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$74.70	$53.63	$51.62	$50.87	$58.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.72	.83	.69	.63
Net gain (loss) on investments (realized and unrealized)	(14.78)	22.95	2.01	.74	(5.57)
Total from investment operations	(14.67)	23.67	2.84	1.43	(4.94)
Less distributions from:
Net investment income	(.10)	(.63)	(.83)	(.68)	(.58)
Net realized gains	(21.59)	(1.97)	—	—	(2.11)
Total distributions	(21.69)	(2.60)	(.83)	(.68)	(2.69)
Net asset value, end of period	$38.34	$74.70	$53.63	$51.62	$50.87

Total Return[c]	(24.98%)	45.48%	5.63%	2.78%	(8.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,610	$2,775	$24,639	$6,158	$15,827
Ratios to average net assets:
Net investment income (loss)	0.18%	1.24%	1.65%	1.31%	1.19%
Total expenses[b]	1.30%	1.32%	1.33%	1.23%	1.24%
Net expenses[d]	1.29%	1.30%	1.32%	1.23%	1.24%
Portfolio turnover rate	1,938%	1,130%	1,182%	1,468%	2,490%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$74.15	$53.27	$51.24	$50.52	$58.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	.13	.45	.27	.13
Net gain (loss) on investments (realized and unrealized)	(14.60)	22.92	2.04	.73	(5.47)
Total from investment operations	(14.93)	23.05	2.49	1.00	(5.34)
Less distributions from:
Net investment income	—	(.20)	(.46)	(.28)	(.16)
Net realized gains	(21.59)	(1.97)	—	—	(2.11)
Total distributions	(21.59)	(2.17)	(.46)	(.28)	(2.27)
Net asset value, end of period	$37.63	$74.15	$53.27	$51.24	$50.52

Total Return[c]	(25.55%)	44.41%	4.92%	1.97%	(9.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$169	$1,249	$607	$724	$1,770
Ratios to average net assets:
Net investment income (loss)	(0.55%)	0.21%	0.91%	0.52%	0.22%
Total expenses[b]	2.05%	2.08%	2.07%	1.98%	1.97%
Net expenses[d]	2.03%	2.06%	2.06%	1.98%	1.97%
Portfolio turnover rate	1,938%	1,130%	1,182%	1,468%	2,490%

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$74.75	$53.65	$51.64	$50.91	$58.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.61	.84	.69	.58
Net gain (loss) on investments (realized and unrealized)	(14.82)	23.09	2.01	.72	(5.53)
Total from investment operations	(14.69)	23.70	2.85	1.41	(4.95)
Less distributions from:
Net investment income	(.09)	(.63)	(.84)	(.68)	(.58)
Net realized gains	(21.59)	(1.97)	—	—	(2.11)
Total distributions	(21.68)	(2.60)	(.84)	(.68)	(2.69)
Net asset value, end of period	$38.38	$74.75	$53.65	$51.64	$50.91

Total Return	(24.98%)	45.55%	5.63%	2.74%	(8.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,087	$78,070	$42,397	$76,018	$12,077
Ratios to average net assets:
Net investment income (loss)	0.23%	1.02%	1.67%	1.31%	1.00%
Total expenses[b]	1.29%	1.32%	1.32%	1.23%	1.22%
Net expenses[d]	1.28%	1.30%	1.31%	1.23%	1.22%
Portfolio turnover rate	1,938%	1,130%	1,182%	1,468%	2,490%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, the Inverse Government Long Bond Strategy Fund Investor Class returned 22.19%.

The Price Movement of the Long Treasury Bond was -21.49% for the period.

The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index was -15.80%.

As prices of long-term Treasury bonds fell over the period, their yields rose, from 1.32% to 2.41%. This performance masked considerable volatility, as investors fearful of global economic fallout from the coronavirus outbreak and oil price instability early in the period rushed into safe havens and sent prices of U.S. Treasuries skyrocketing. In April 2020, the yield on the 30-year Treasury yield dipped to its period low of 1.17%. Yields gradually creeped back to end the year at their highest level since the pandemic, and on the strength of the economic recovery continued to rise until mid-March 2021, when the yield on the 30-year Treasury yield reached its period high of 2.45%. Investors shifted from Treasuries to higher-yielding corners of the market, and reacted to a substantial increase in Treasury supply, as the U.S. Government continued its emergency fiscal measures and stimulus spending. The market also has been absorbing expected increases in economic growth and inflation. The Treasury yield curve steepened significantly over the period, as short-term yields fell slightly and longer-term yields jumped.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

138 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	10.4%
Guggenheim Strategy Fund II	10.4%
Total	20.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	22.19%	(3.96%)	(8.13%)
A-Class Shares	21.95%	(4.19%)	(8.36%)
A-Class Shares with sales charge‡	16.17%	(5.12%)	(8.81%)
C-Class Shares	21.00%	(4.91%)	(9.04%)
C-Class Shares with CDSC§	20.00%	(4.91%)	(9.04%)
Bloomberg Barclays U.S. Long Treasury Index	(15.80%)	3.13%	6.35%
Price Movement of Long Treasury Bond**	(21.49%)	0.42%	3.45%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	22.18%	(4.12%)	(6.57%)
Bloomberg Barclays U.S. Long Treasury Index	(15.80%)	3.13%	5.15%
Price Movement of Long Treasury Bond**	(21.49%)	0.42%	2.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

140 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 20.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	528,512	$5,263,977
Guggenheim Strategy Fund II1	210,588	5,260,486
Total Mutual Funds
(Cost $10,470,929)		10,524,463

	Face Amount
FEDERAL AGENCY NOTES†† - 35.0%
Federal Farm Credit Bank
0.14% (1 Month USD LIBOR + 0.03%, Rate Floor: 0.00%) due 12/29/21[2]	$3,500,000	3,501,621
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[2]	3,000,000	3,011,387
0.23% due 06/09/22	2,500,000	2,500,566
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	2,220,000	2,228,932
3.78% due 08/02/28	2,000,000	2,024,076
Farmer Mac
0.10% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 08/03/21[2]	2,000,000	2,000,147
Freddie Mac
0.32% due 10/20/22	1,775,000	1,775,583
0.15% (U.S. Secured Overnight Financing Rate + 0.14%, Rate Floor: 0.00%) due 12/10/21[2]	140,000	140,066
Fannie Mae
0.18% (U.S. Secured Overnight Financing Rate + 0.17%, Rate Floor: 0.00%) due 03/11/22[2]	100,000	100,133
0.18% (U.S. Secured Overnight Financing Rate + 0.17%, Rate Floor: 0.00%) due 03/09/22[2]	100,000	100,128
0.16% (U.S. Secured Overnight Financing Rate + 0.15%, Rate Floor: 0.00%) due 12/10/21[2]	100,000	100,080
0.15% (U.S. Secured Overnight Financing Rate + 0.14%, Rate Floor: 0.00%) due 09/10/21[2]	100,000	100,042
0.16% (U.S. Secured Overnight Financing Rate + 0.15%, Rate Floor: 0.00%) due 12/09/21[2]	25,000	25,014
Federal Home Loan Bank
0.13% (U.S. Secured Overnight Financing Rate + 0.12%, Rate Floor: 0.00%) due 02/10/22[2]	100,000	100,070
Total Federal Agency Notes
(Cost $17,686,873)		17,707,845

FEDERAL AGENCY DISCOUNT NOTES†† - 23.1%
Federal Home Loan Bank
0.01% due 05/14/21[3]	7,000,000	6,999,941
0.01% due 04/0/21[3]	700,000	699,995
0.01% due 04/06/21[3]	4,000,000	3,999,997
Total Federal Agency Discount Notes
(Cost $11,699,933)		11,699,933

U.S. TREASURY BILLS†† - 2.0%
U.S. Treasury Bills
0.01% due 04/22/21[3,4]	1,049,000	1,048,993
Total U.S. Treasury Bills
(Cost $1,048,991)		1,048,993

REPURCHASE AGREEMENTS†† - 87.2%
Individual Repurchase Agreements[6]
Mizuho Securities USA LLC issued 03/31/21 at (0.25)% due 04/01/21 (secured by a U.S. Treasury Bond, at a rate of 1.88% and maturing 02/15/51 as collateral, with a value of $25,760,635) to be repurchased at $25,255,349	25,255,525	25,255,525
Barclays Capital, Inc. issued 03/31/21 at (0.25)% due 04/01/21 (secured by a U.S. Treasury Bond, at a rate of 1.88% and maturing 02/15/51 as collateral, with a value of $13,138,492) to be repurchased at $12,880,786	12,880,875	12,880,875
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	3,220,978	3,220,978
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	1,464,413	1,464,413
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	1,336,506	1,336,506
Total Repurchase Agreements
(Cost $44,158,297)		44,158,297

Total Investments - 168.1%
(Cost $85,065,023)		$85,139,531

U.S. Government Securities Sold Short†† - (78.0)%
U.S. Treasury Bonds
1.88% due 02/15/51	44,500,000	(39,500,703)

Total U.S. Government Securities Sold Short
(Proceeds $41,970,260)		$(39,500,703)
Other Assets & Liabilities, net - 9.9%		4,994,190
Total Net Assets - 100.0%		$50,633,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	74	Jun 2021	$13,470,313	$328,417

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as short security collateral at March 31, 2021.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,524,463	$—	$—	$10,524,463
Federal Agency Notes	—	17,707,845	—	17,707,845
Federal Agency Discount Notes	—	11,699,933	—	11,699,933
U.S. Treasury Bills	—	1,048,993	—	1,048,993
Repurchase Agreements	—	44,158,297	—	44,158,297
Interest Rate Futures Contracts**	328,417	—	—	328,417
Total Assets	$10,852,880	$74,615,068	$—	$85,467,948

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$39,500,703	$—	$39,500,703

**	This derivative is reported as unrealized appreciation/depreciation at period end.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,812,960	$1,300,000	$—	$—	$147,526	$5,260,486	210,588	$71,786
Guggenheim Ultra Short Duration Fund — Institutional Class	3,399,177	1,800,001	—	—	64,799	5,263,977	528,512	44,498
	$7,212,137	$3,100,001	$—	$—	$212,325	$10,524,463		$116,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $30,435,797)	$30,456,771
Investments in affiliated issuers, at value (cost $10,470,929)	10,524,463
Repurchase agreements, at value (cost $44,158,297)	44,158,297
Receivables:
Fund shares sold	4,379,353
Securities sold	887,656
Interest	20,145
Variation margin on futures contracts	15,175
Dividends	10,298
Total assets	90,452,158

Liabilities:
Securities sold short, at value (proceeds $(41,970,260)	39,500,703
Payable for:
Interest payable on short sales	103,721
Management fees	65,568
Transfer agent and administrative fees	19,917
Fund shares redeemed	9,939
Portfolio accounting fees	7,404
Distribution and service fees	3,897
Trustees’ fees*	1,521
Miscellaneous	106,470
Total liabilities	39,819,140
Commitments and contingent liabilities (Note 12)	—
Net assets	$50,633,018

Net assets consist of:
Paid in capital	$307,532,554
Total distributable earnings (loss)	(256,899,536)
Net assets	$50,633,018

Investor Class:
Net assets	$36,863,446
Capital shares outstanding	264,221
Net asset value per share	$139.52

A-Class:
Net assets	$4,798,043
Capital shares outstanding	36,039
Net asset value per share	$133.13
Maximum offering price per share (Net asset value divided by 95.25%)	$139.77

C-Class:
Net assets	$1,499,691
Capital shares outstanding	13,152
Net asset value per share	$114.03

H-Class:
Net assets	$7,471,838
Capital shares outstanding	55,887
Net asset value per share	$133.70

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$116,284
Interest	29,300
Total investment income	145,584

Expenses:
Management fees	462,376
Distribution and service fees:
A-Class	10,414
C-Class	18,438
H-Class	18,852
Transfer agent and administrative fees	143,411
Short interest expense	642,115
Portfolio accounting fees	51,382
Professional fees	20,938
Trustees’ fees*	9,684
Custodian fees	7,339
Miscellaneous	68,198
Total expenses	1,453,147
Less:
Expenses waived by Adviser	(9,762)
Net expenses	1,443,385
Net investment loss	(1,297,801)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$30,271
Investments sold short	4,587,021
Futures contracts	2,288,042
Net realized gain	6,905,334
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(10,775)
Investments in affiliated issuers	212,325
Investments sold short	4,045,660
Futures contracts	1,409,965
Net change in unrealized appreciation (depreciation)	5,657,175
Net realized and unrealized gain	12,562,509
Net increase in net assets resulting from operations	$11,264,708

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,297,801)	$136,337
Net realized gain (loss) on investments	6,905,334	(14,164,556)
Net change in unrealized appreciation (depreciation) on investments	5,657,175	(1,003,492)
Net increase (decrease) in net assets resulting from operations	11,264,708	(15,031,711)

Distributions to shareholders:
Investor Class	(56,720)	—
A-Class	(14,821)	—
C-Class	(6,967)	—
H-Class	(44,328)	—
Total distributions to shareholders	(122,836)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	997,313,292	196,858,764
A-Class	916,083	1,089,420
C-Class	301,809	286,088
H-Class	319,883,148	268,283,102
Distributions reinvested
Investor Class	52,751	—
A-Class	13,927	—
C-Class	6,457	—
H-Class	44,310	—
Cost of shares redeemed
Investor Class	(990,204,987)	(209,131,964)
A-Class	(1,748,207)	(5,068,402)
C-Class	(1,576,934)	(3,361,315)
H-Class	(319,678,304)	(270,810,021)
Net increase (decrease) from capital share transactions	5,323,345	(21,854,328)
Net increase (decrease) in net assets	16,465,217	(36,886,039)

Net assets:
Beginning of year	34,167,801	71,053,840
End of year	$50,633,018	$34,167,801

Capital share activity:*
Shares sold
Investor Class	8,356,273	1,263,769
A-Class	7,562	7,642
C-Class	2,878	2,490
H-Class	2,875,315	1,761,507
Shares issued from reinvestment of distributions
Investor Class	440	—
A-Class	122	—
C-Class	66	—
H-Class	386	—
Shares redeemed
Investor Class	(8,275,612)	(1,341,454)
A-Class	(15,730)	(35,469)
C-Class	(15,918)	(26,633)
H-Class	(2,873,346)	(1,768,085)
Net increase (decrease) in shares	62,436	(136,233)

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$114.58	$165.45	$173.19	$180.08	$171.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.30)	.60	(.65)	(2.80)	(4.40)
Net gain (loss) on investments (realized and unrealized)	26.68	(51.47)	(7.09)	(4.09)	13.14
Total from investment operations	25.38	(50.87)	(7.74)	(6.89)	8.74
Less distributions from:
Net investment income	(.44)	—	—	—	—
Total distributions	(.44)	—	—	—	—
Net asset value, end of period	$139.52	$114.58	$165.45	$173.19	$180.08

Total Return	22.19%	(30.73%)	(4.47%)	(3.83%)	5.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,863	$20,983	$43,149	$78,110	$84,123
Ratios to average net assets:
Net investment income (loss)	(2.46%)	0.40%	(0.37%)	(1.63%)	(2.59%)
Total expenses[b]	2.75%	2.91%	4.12%	3.71%	3.38%
Net expenses[d,e]	2.73%	2.89%	4.12%	3.71%	3.38%
Portfolio turnover rate	2,159%	864%	603%	908%	1,436%

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$109.61	$158.62	$166.49	$173.55	$165.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.09)	.20	(.95)	(3.15)	(4.70)
Net gain (loss) on investments (realized and unrealized)	25.05	(49.21)	(6.92)	(3.91)	12.70
Total from investment operations	23.96	(49.01)	(7.87)	(7.06)	8.00
Less distributions from:
Net investment income	(.44)	—	—	—	—
Total distributions	(.44)	—	—	—	—
Net asset value, end of period	$133.13	$109.61	$158.62	$166.49	$173.55

Total Return[c]	21.95%	(30.90%)	(4.74%)	(4.06%)	4.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,798	$4,832	$11,407	$14,455	$18,678
Ratios to average net assets:
Net investment income (loss)	(2.59%)	0.15%	(0.57%)	(1.90%)	(2.85%)
Total expenses[b]	2.97%	3.17%	4.38%	3.97%	3.67%
Net expenses[d,e]	2.94%	3.15%	4.37%	3.97%	3.67%
Portfolio turnover rate	2,159%	864%	603%	908%	1,436%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$94.64	$138.00	$145.93	$153.27	$147.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(.75)	(2.15)	(3.85)	(5.25)
Net gain (loss) on investments (realized and unrealized)	20.94	(42.61)	(5.78)	(3.49)	11.22
Total from investment operations	19.83	(43.36)	(7.93)	(7.34)	5.97
Less distributions from:
Net investment income	(.44)	—	—	—	—
Total distributions	(.44)	—	—	—	—
Net asset value, end of period	$114.03	$94.64	$138.00	$145.93	$153.27

Total Return[c]	21.00%	(31.41%)	(5.45%)	(4.76%)	4.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,500	$2,472	$6,937	$18,296	$23,343
Ratios to average net assets:
Net investment income (loss)	(3.32%)	(0.59%)	(1.44%)	(2.63%)	(3.59%)
Total expenses[b]	3.70%	3.93%	5.14%	4.71%	4.41%
Net expenses[d,e]	3.68%	3.91%	5.13%	4.71%	4.41%
Portfolio turnover rate	2,159%	864%	603%	908%	1,436%

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$109.85	$159.05	$166.92	$174.14	$165.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.98)	.25	(1.00)	(3.25)	(4.60)
Net gain (loss) on investments (realized and unrealized)	25.27	(49.45)	(6.87)	(3.97)	13.14
Total from investment operations	24.29	(49.20)	(7.87)	(7.22)	8.54
Less distributions from:
Net investment income	(.44)	—	—	—	—
Total distributions	(.44)	—	—	—	—
Net asset value, end of period	$133.70	$109.85	$159.05	$166.92	$174.14

Total Return	22.18%	(30.93%)	(4.70%)	(4.16%)	5.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,472	$5,881	$9,561	$4,858	$43,784
Ratios to average net assets:
Net investment income (loss)	(2.62%)	0.16%	(0.58%)	(1.94%)	(2.80%)
Total expenses[b]	2.94%	3.30%	4.37%	4.00%	3.60%
Net expenses[d,e]	2.92%	3.28%	4.36%	4.00%	3.60%
Portfolio turnover rate	2,159%	872%	603%	908%	1,436%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	03/31/21	03/31/20	03/31/19	03/29/18	03/31/17
Investor Class	1.47%	1.50%	1.50%	1.43%	1.43%
A-Class	1.73%	1.75%	1.75%	1.68%	1.63%
C-Class	2.48%	2.50%	2.50%	2.43%	2.43%
H-Class	1.73%	1.75%	1.75%	1.68%	1.68%

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended March 31, 2021, High Yield Strategy Fund H-Class returned 12.87%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 23.72% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

The economy in 2020 experienced an abrupt and unprecedented decline in output, corporate leverage spiked, and default volume and negative rating migration were the worst in over a decade. In contrast, equity indexes touched new highs, corporate bond yields set record lows, and primary credit issuance saw record volumes. High-yield corporate bond spreads tightened over the period as investors gained confidence that the economy will eventually make a full recovery, owing in part to the vast amount of policy support that continues to buttress financial conditions.

It is hard to estimate the volume of defaults, restructurings and personal bankruptcies that global policy support helped prevent. Nevertheless, there was still $150 billion in total U.S. defaulted corporate debt, mostly in energy, but also in cable/satellite, retail, and services. Given that the peak-to-trough decline in U.S. economic activity was 3.8 times that of the last financial crisis, defaults could have been more than double were it not for the tidal wave of government liquidity that turned this shock into a V-shaped recovery.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

150 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	10.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.7%
Guggenheim Strategy Fund II	5.1%
Total	24.7%

“ Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A- Class Shares	12.81%	4.71%	5.62%
A-Class Shares with sales charge‡	7.47%	3.70%	5.11%
C-Class Shares	11.97%	3.94%	4.82%
C-Class Shares with CDSC§	10.97%	3.94%	4.82%
H-Class Shares	12.87%	4.71%	5.63%
Bloomberg Barclays U.S. Corporate High Yield Index	23.72%	8.06%	6.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

152 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 24.7%
Guggenheim Strategy Fund III[1]	112,348	$2,824,433
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	227,842	2,269,308
Guggenheim Strategy Fund II1	53,173	1,328,255
Total Mutual Funds
(Cost $6,316,655)		6,421,996

	Face Amount
FEDERAL AGENCY NOTES†† - 49.3%
Federal Farm Credit Bank
0.23% due 06/09/22	$3,200,000	3,200,724
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	2,500,000	2,505,742
0.14% (1 Month USD LIBOR + 0.03%, Rate Floor: 0.00%) due 12/29/21[2]	2,000,000	2,000,926
0.28% (U.S. Prime Rate - 2.97%, Rate Floor: 0.00%) due 05/27/22[2]	620,000	620,802
Fannie Mae
2.50% due 04/13/21	3,487,000	3,489,856
Farmer Mac
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/22/21[2]	1,000,000	1,000,018
Total Federal Agency Notes
(Cost $12,812,576)		12,818,068

U.S. TREASURY BILLS†† - 5.2%
U.S. Treasury Bills
0.01% due 04/22/21[3,4]	1,346,000	1,345,990
Total U.S. Treasury Bills
(Cost $1,345,988)		1,345,990

REPURCHASE AGREEMENTS††,5 - 3.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[6]	445,308	445,308
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[6]	202,459	202,459
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[6]	184,775	184,775
Total Repurchase Agreements
(Cost $832,542)		832,542

Total Investments - 82.4%
(Cost $21,307,761)		$21,418,596
Other Assets & Liabilities, net - 17.6%		4,573,657
Total Net Assets - 100.0%		$25,992,253

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	161	Jun 2021	$19,877,211	$(168,134)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Goldman Sachs International	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	$13,800,000	$1,234,072	$1,167,028	$67,044
Barclays Bank plc	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	6,050,000	541,024	530,186	10,838
							$1,775,096	$1,697,214	$77,882

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	0.43% (1 Week USD LIBOR + 0.35%)	At Maturity	04/29/21	9,924	$865,174	$2,084
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	0.46% (1 Month USD LIBOR + 0.35%)	At Maturity	04/08/21	32,659	2,847,254	(12,848)
BNP Paribas	SPDR Bloomberg Barclays High Yield Bond ETF	0.51% (1 Month USD LIBOR + 0.40%)	At Maturity	04/08/21	25,578	2,782,889	(13,773)
						$6,495,317	$(24,537)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as credit index swap collateral at March 31, 2021.
CDX.NA.HY.36.V1 — Credit Default Swap North American High Yield Series 36 Index Version 1
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,421,996	$—	$—	$6,421,996
Federal Agency Notes	—	12,818,068	—	12,818,068
U.S. Treasury Bills	—	1,345,990	—	1,345,990
Repurchase Agreements	—	832,542	—	832,542
Credit Default Swap Agreements**	—	77,882	—	77,882
Credit Index Swap Agreements**	—	2,084	—	2,084
Total Assets	$6,421,996	$15,076,566	$—	$21,498,562

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$168,134	$—	$—	$168,134
Credit Index Swap Agreements**	—	26,621	—	26,621
Total Liabilities	$168,134	$26,621	$—	$194,755

**	This derivative is reported as unrealized appreciation/depreciation at period end.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$692,308	$3,800,000	$(3,225,000)	$4,953	$55,994	$1,328,255	53,173	$26,297
Guggenheim Strategy Fund III	2,704,221	—	—	—	120,212	2,824,433	112,348	48,912
Guggenheim Ultra Short Duration Fund — Institutional Class	1,907,641	6,800,000	(6,500,000)	4,772	56,895	2,269,308	227,842	37,990
	$5,304,170	$10,600,000	$(9,725,000)	$9,725	$233,101	$6,421,996		$113,199

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $14,158,564)	$14,164,058
Investments in affiliated issuers, at value (cost $6,316,655)	6,421,996
Repurchase agreements, at value (cost $832,542)	832,542
Segregated cash with broker	30,212
Unamortized upfront premiums paid on credit default swap agreements	1,697,214
Unrealized appreciation on OTC swap agreements	2,084
Receivables:
Fund shares sold	4,369,427
Variation margin on credit default swap agreements	75,044
Interest	45,138
Protection fees on credit default swap agreements	22,569
Dividends	7,410
Total assets	27,667,694

Liabilities:
Segregated cash due to broker	1,186,515
Unrealized depreciation on OTC swap agreements	26,621
Payable for:
Securities purchased	321,430
Swap settlement	40,130
Fund shares redeemed	22,126
Management fees	17,345
Variation margin on futures contracts	13,254
Distribution and service fees	7,340
Transfer agent and administrative fees	6,409
Portfolio accounting fees	2,383
Trustees’ fees*	449
Miscellaneous	31,439
Total liabilities	1,675,441
Commitments and contingent liabilities (Note 12)	—
Net assets	$25,992,253

Net assets consist of:
Paid in capital	$35,811,733
Total distributable earnings (loss)	(9,819,480)
Net assets	$25,992,253

A-Class:
Net assets	$4,020,512
Capital shares outstanding	32,795
Net asset value per share	$122.60
Maximum offering price per share (Net asset value divided by 95.25%)	$128.71

C-Class:
Net assets	$2,136,439
Capital shares outstanding	20,307
Net asset value per share	$105.21

H-Class:
Net assets	$19,835,302
Capital shares outstanding	161,906
Net asset value per share	$122.51

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$113,199
Interest	44,570
Total investment income	157,769

Expenses:
Management fees	327,084
Distribution and service fees:
A-Class	10,991
C-Class	20,464
H-Class	92,921
Transfer agent and administrative fees	122,626
Portfolio accounting fees	43,618
Registration fees	39,297
Professional fees	22,185
Trustees’ fees*	9,544
Custodian fees	6,414
Miscellaneous	22,292
Total expenses	717,436
Less:
Expenses waived by Adviser	(8,248)
Net expenses	709,188
Net investment loss	(551,419)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,350
Investments in affiliated issuers	9,725
Swap agreements	(559,812)
Futures contracts	274,116
Net realized loss	(273,621)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,655
Investments in affiliated issuers	233,101
Swap agreements	438,167
Futures contracts	(470,106)
Net change in unrealized appreciation (depreciation)	210,817
Net realized and unrealized loss	(62,804)
Net decrease in net assets resulting from operations	$(614,223)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(551,419)	$493,714
Net realized gain (loss) on investments	(273,621)	1,518,599
Net change in unrealized appreciation (depreciation) on investments	210,817	(1,798,543)
Net increase (decrease) in net assets resulting from operations	(614,223)	213,770

Distributions to shareholders:
A-Class	—	(196,039)
C-Class	—	(45,921)
H-Class	—	(3,642,315)
Total distributions to shareholders	—	(3,884,275)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,259,400	6,892,359
C-Class	2,018,920	1,043,362
H-Class	378,213,977	285,721,192
Distributions reinvested
A-Class	—	182,416
C-Class	—	40,065
H-Class	—	3,613,386
Cost of shares redeemed
A-Class	(1,703,972)	(10,370,325)
C-Class	(992,031)	(1,586,654)
H-Class	(380,114,068)	(364,232,406)
Net decrease from capital share transactions	(1,317,774)	(78,696,605)
Net decrease in net assets	(1,931,997)	(82,367,110)

Net assets:
Beginning of year	27,924,250	110,291,360
End of year	$25,992,253	$27,924,250

Capital share activity:*
Shares sold
A-Class	11,120	56,141
C-Class	21,128	9,667
H-Class	3,287,792	2,315,105
Shares issued from reinvestment of distributions
A-Class	—	1,496
C-Class	—	379
H-Class	—	29,667
Shares redeemed
A-Class	(14,515)	(84,787)
C-Class	(10,037)	(14,843)
H-Class	(3,338,954)	(2,972,658)
Net decrease in shares	(43,466)	(659,833)

*	Capital share activity for the year ended March 31, 2020, has been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$108.68	$120.48	$116.32	$123.71	$116.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.55)	.70	.70	(.40)	(1.00)
Net gain (loss) on investments (realized and unrealized)	14.47 [e]	(7.05)	7.41	3.11	10.44
Total from investment operations	13.92	(6.35)	(8.11)	2.71	9.44
Less distributions from:
Net investment income	—	(5.45)	(3.95)	(8.30)	(2.35)
Net realized gains	—	—	—	(1.80)	—
Total distributions	—	(5.45)	(3.95)	(10.10)	(2.35)
Net asset value, end of period	$122.60	$108.68	$120.48	$116.32	$123.71

Total Return[b]	12.81%	(5.76%)	7.18%	2.08%	8.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,021	$3,933	$7,631	$8,427	$20,290
Ratios to average net assets:
Net investment income (loss)	(1.21%)	0.58%	0.59%	(0.31%)	(0.85%)
Total expenses[c]	1.60%	1.63%	1.61%	1.52%	1.51%
Net expenses[d]	1.57%	1.61%	1.60%	1.52%	1.51%
Portfolio turnover rate	134%	—	21%	422%	97%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$93.96	$105.62	$103.17	$111.65	$106.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.81)	(.20)	(.20)	(1.10)	(1.80)
Net gain (loss) on investments (realized and unrealized)	12.06 [e]	(6.01)	6.60	2.72	9.54
Total from investment operations	11.25	(6.21)	6.40	1.62	7.74
Less distributions from:
Net investment income	—	(5.45)	(3.95)	(8.30)	(2.35)
Net realized gains	—	—	—	(1.80)	—
Total distributions	—	(5.45)	(3.95)	(10.10)	(2.35)
Net asset value, end of period	$105.21	$93.96	$105.62	$103.17	$111.65

Total Return[b]	11.97%	(6.45%)	6.39%	1.35%	7.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,136	$866	$1,480	$3,994	$4,533
Ratios to average net assets:
Net investment income (loss)	(1.96%)	(0.20%)	(0.21%)	(1.00%)	(1.65%)
Total expenses[c]	2.34%	2.38%	2.35%	2.27%	2.26%
Net expenses[d]	2.32%	2.36%	2.35%	2.27%	2.26%
Portfolio turnover rate	134%	—	21%	422%	97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]	Year Ended March 31, 2017[f]
Per Share Data
Net asset value, beginning of period	$108.54	$120.32	$116.17	$123.58	$116.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	.75	.60	(.50)	(.90)
Net gain (loss) on investments (realized and unrealized)	14.44 [e]	(7.08)	7.50	3.19	10.27
Total from investment operations	13.97	(6.33)	8.10	2.69	9.37
Less distributions from:
Net investment income	—	(5.45)	(3.95)	(8.30)	(2.35)
Net realized gains	—	—	—	(1.80)	—
Total distributions	—	(5.45)	(3.95)	(10.10)	(2.35)
Net asset value, end of period	$122.51	$108.54	$120.32	$116.17	$123.58

Total Return	12.87%	(5.73%)	7.15%	2.08%	8.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,835	$23,125	$101,180	$23,860	$435,334
Ratios to average net assets:
Net investment income (loss)	(1.23%)	0.59%	0.49%	(0.41%)	(0.74%)
Total expenses[c]	1.61%	1.63%	1.60%	1.52%	1.51%
Net expenses[d]	1.59%	1.61%	1.60%	1.52%	1.51%
Portfolio turnover rate	134%	—	21%	422%	97%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended March 31, 2021, Inverse High Yield Strategy Fund H-Class returned -13.58%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 23.72% for the same period.

The economy in 2020 experienced an abrupt and unprecedented decline in output, corporate leverage spiked, and default volume and negative rating migration were the worst in over a decade. In contrast, equity indexes touched new highs, corporate bond yields set record lows, and primary credit issuance saw record volumes. High-yield corporate bond spreads tightened over the period as investors gained confidence that the economy will eventually make a full recovery, owing in part to the vast amount of policy support that continues to buttress financial conditions.

It is hard to estimate the volume of defaults, restructurings and personal bankruptcies that global policy support helped prevent. Nevertheless, there was still $150 billion in total U.S. defaulted corporate debt, mostly in energy, but also in cable/satellite, retail, and services. Given that the peak-to-trough decline in U.S. economic activity was 3.8 times that of the last financial crisis, defaults could have been more than double were it not for the tidal wave of government liquidity that turned this shock into a V-shaped recovery.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 161

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	9.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.2%
Total	18.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(12.88%)	(5.50%)	(8.26%)
A-Class Shares with sales charge‡	(17.01%)	(6.41%)	(8.70%)
C-Class Shares	(14.23%)	(6.42%)	(8.98%)
C-Class Shares with CDSC§	(15.02%)	(6.42%)	(8.98%)
H-Class Shares	(13.58%)	(5.49%)	(8.14%)
Bloomberg Barclays U.S. Corporate High Yield Index	23.72%	8.06%	6.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

162 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 18.4%
Guggenheim Strategy Fund II1	35,046	$875,453
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,773	874,218
Total Mutual Funds
(Cost $1,747,665)		1,749,671

	Face Amount
FEDERAL AGENCY NOTES†† - 2.1%
Federal Farm Credit Bank
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[2]	$200,000	200,459
Total Federal Agency Notes
(Cost $200,000)		200,459

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
0.01% due 04/22/21[3,4]	25,000	25,000
Total U.S. Treasury Bills
(Cost $25,000)		25,000

REPURCHASE AGREEMENTS††,5 - 76.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	3,867,732	3,867,732
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	1,758,459	1,758,459
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	1,604,868	1,604,868
Total Repurchase Agreements
(Cost $7,231,059)		7,231,059

Total Investments - 97.0%
(Cost $9,203,724)		$9,206,189
Other Assets & Liabilities, net - 3.0%		287,663
Total Net Assets - 100.0%		$9,493,852

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	71	Jun 2021	$8,765,727	$32,177

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	$8,800,000	$(786,944)	$(753,761)	$(33,183)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
CDX.NA.HY.36.V1 — Credit Default Swap North American High Yield Series 36 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,749,671	$—	$—	$1,749,671
Federal Agency Notes	—	200,459	—	200,459
U.S. Treasury Bills	—	25,000	—	25,000
Repurchase Agreements	—	7,231,059	—	7,231,059
Interest Rate Futures Contracts**	32,177	—	—	32,177
Total Assets	$1,781,848	$7,456,518	$—	$9,238,366

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$33,183	$—	$33,183

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,537,959	$3,110,000	$(3,805,000)	$(17,699)	$50,193	$875,453	35,046	$9,436
Guggenheim Ultra Short Duration Fund — Institutional Class	1,550,914	2,760,000	(3,455,000)	(13,849)	32,153	874,218	87,773	8,134
	$3,088,873	$5,870,000	$(7,260,000)	$(31,548)	$82,346	$1,749,671		$17,570

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $225,000)	$225,459
Investments in affiliated issuers, at value (cost $1,747,665)	1,749,671
Repurchase agreements, at value (cost $7,231,059)	7,231,059
Segregated cash with broker	1,362,685
Receivables:
Variation margin on futures contracts	7,311
Dividends	1,521
Fund shares sold	341
Interest	152
Total assets	10,578,199

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	753,761
Payable for:
Fund shares redeemed	236,584
Variation margin on credit default swap agreements	40,335
Swap settlement	17,857
Protection fees on credit default swap agreements	12,500
Management fees	6,219
Transfer agent and administrative fees	2,285
Distribution and service fees	2,248
Portfolio accounting fees	850
Trustees’ fees*	165
Miscellaneous	11,543
Total liabilities	1,084,347
Commitments and contingent liabilities (Note 12)	—
Net assets	$9,493,852

Net assets consist of:
Paid in capital	$19,896,738
Total distributable earnings (loss)	(10,402,886)
Net assets	$9,493,852

A-Class:
Net assets	$5,612,112
Capital shares outstanding	111,896
Net asset value per share	$50.15
Maximum offering price per share (Net asset value divided by 95.25%)	$52.65

C-Class:
Net assets	$162,259
Capital shares outstanding	3,627
Net asset value per share	$44.74

H-Class:
Net assets	$3,719,481
Capital shares outstanding	72,951
Net asset value per share	$50.99

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$17,570
Interest	4,267
Total investment income	21,837

Expenses:
Management fees	49,031
Distribution and service fees:
A-Class	2,844
C-Class	3,017
H-Class	12,745
Transfer agent and administrative fees	19,220
Portfolio accounting fees	6,538
Registration fees	6,083
Professional fees	4,978
Trustees’ fees*	1,776
Custodian fees	1,149
Miscellaneous	97
Total expenses	107,478
Less:
Expenses waived by Adviser	(1,666)
Net expenses	105,812
Net investment loss	(83,975)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	461
Investments in affiliated issuers	(31,548)
Swap agreements	(857,303)
Futures contracts	(16,355)
Net realized loss	(904,745)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	204
Investments in affiliated issuers	82,346
Swap agreements	(188,678)
Futures contracts	67,789
Net change in unrealized appreciation (depreciation)	(38,339)
Net realized and unrealized loss	(943,084)
Net decrease in net assets resulting from operations	$(1,027,059)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(83,975)	$6,901
Net realized gain (loss) on investments	(904,745)	463,322
Net change in unrealized appreciation (depreciation) on investments	(38,339)	118,038
Net increase (decrease) in net assets resulting from operations	(1,027,059)	588,261

Distributions to shareholders:
A-Class	(5,744)	—
C-Class	(21,683)	—
H-Class	(45,200)	—
Total distributions to shareholders	(72,627)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	74,155,944	43,047,779
C-Class	14,384	40,360
H-Class	245,184,512	120,594,884
Distributions reinvested
A-Class	5,708	—
C-Class	21,683	—
H-Class	44,957	—
Cost of shares redeemed
A-Class	(68,655,970)	(43,306,242)
C-Class	(164,080)	(411,911)
H-Class	(254,110,821)	(112,151,071)
Net increase (decrease) from capital share transactions	(3,503,683)	7,813,799
Net increase (decrease) in net assets	(4,603,369)	8,402,060

Net assets:
Beginning of year	14,097,221	5,695,161
End of year	$9,493,852	$14,097,221

Capital share activity:
Shares sold
A-Class	1,387,615	731,426
C-Class	283	724
H-Class	4,244,689	1,978,712
Shares issued from reinvestment of distributions
A-Class	114	—
C-Class	480	—
H-Class	875	—
Shares redeemed
A-Class	(1,279,966)	(731,958)
C-Class	(3,521)	(7,581)
H-Class	(4,385,063)	(1,841,697)
Net increase (decrease) in shares	(34,494)	129,626

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$62.01	$60.47	$64.28	$65.78	$71.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.68)	.24	.42	(.07)	(.51)
Net gain (loss) on investments (realized and unrealized)	(7.31)	1.30	(4.23)	(1.43)	(5.40)
Total from investment operations	(7.99)	1.54	(3.81)	(1.50)	(5.91)
Less distributions from:
Net investment income	(3.87)	—	—	—	—
Total distributions	(3.87)	—	—	—	—
Net asset value, end of period	$50.15	$62.01	$60.47	$64.28	$65.78

Total Return[b]	(12.88%)	2.56%	(5.93%)	(2.28%)	(8.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,612	$256	$282	$8,746	$915
Ratios to average net assets:
Net investment income (loss)	(1.28%)	0.40%	0.66%	(0.12%)	(0.74%)
Total expenses[c]	1.56%	1.62%	1.60%	1.52%	1.52%
Net expenses[d]	1.54%	1.61%	1.60%	1.52%	1.52%
Portfolio turnover rate	438%	254%	—	41%	480%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$56.62	$55.76	$59.73	$61.63	$67.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(.05)	.01	(.39)	(.85)
Net gain (loss) on investments (realized and unrealized)	(7.11)	.91	(3.98)	(1.51)	(5.19)
Total from investment operations	(8.01)	.86	(3.97)	(1.90)	(6.04)
Less distributions from:
Net investment income	(3.87)	—	—	—	—
Total distributions	(3.87)	—	—	—	—
Net asset value, end of period	$44.74	$56.62	$55.76	$59.73	$61.63

Total Return[b]	(14.23%)	1.54%	(6.65%)	(3.08%)	(8.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162	$362	$738	$769	$1,042
Ratios to average net assets:
Net investment income (loss)	(1.78%)	(0.09%)	0.02%	(0.65%)	(1.32%)
Total expenses[c]	2.36%	2.37%	2.36%	2.27%	2.27%
Net expenses[d]	2.31%	2.34%	2.35%	2.27%	2.27%
Portfolio turnover rate	438%	254%	—	41%	480%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$63.45	$61.97	$65.89	$67.70	$72.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	.06	.41	(.12)	(.74)
Net gain (loss) on investments (realized and unrealized)	(7.85)	1.42	(4.33)	(1.69)	(4.26)
Total from investment operations	(8.59)	1.48	(3.92)	(1.81)	(5.00)
Less distributions from:
Net investment income	(3.87)	—	—	—	—
Total distributions	(3.87)	—	—	—	—
Net asset value, end of period	$50.99	$63.45	$61.97	$65.89	$67.70

Total Return	(13.58%)	2.39%	(5.95%)	(2.67%)	(6.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,719	$13,479	$4,675	$8,755	$14,855
Ratios to average net assets:
Net investment income (loss)	(1.26%)	0.09%	0.63%	(0.18%)	(1.06%)
Total expenses[c]	1.62%	1.64%	1.61%	1.52%	1.52%
Net expenses[d]	1.60%	1.62%	1.59%	1.52%	1.52%
Portfolio turnover rate	438%	254%	—	41%	480%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended March 31, 2021, U.S. Government Money Market Fund returned 0.05%.

The U.S. Federal Reserve (“Fed”) target range for interest rates remained in the 0.00% to 0.25% range over the past year. It is not expected that the Fed will increase interest rates over the coming year.

The U.S. economy was hit hard due to the COVID-19 pandemic, with 2nd quarter GDP falling 31%. Most economic indicators improved over the second half of the year. However, most indicators remain below early 2020 levels. The combination of vaccinations, multiple rounds of government stimulus, and a gradual reopening has helped improve economic conditions in recent months. The Fed has indicated a willingness to tolerate higher inflation after a decade of undershooting their 2% target level. This new policy is described as “average inflation targeting.” The most recent dot plot in March 2021 indicated that no members of the Fed expected to raise interest rates in 2021 and only four members expect an increase in interest rates by the end of 2022.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

THE RYDEX FUNDS ANNUAL REPORT | 169

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.05%	0.47%	0.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

170 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 49.7%
Farmer Mac
0.15% (U.S. Prime Rate - 3.10%, Rate Floor: 0.00%) due 01/07/22[1]	$29,000,000	$29,000,000
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/22/21[1]	25,000,000	25,000,000
0.07% (3 Month USD LIBOR - 0.13%) due 08/13/21[1]	17,525,000	17,523,101
0.10% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 08/03/21[1]	15,000,000	15,000,000
0.14% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 10/06/21[1]	14,160,000	14,160,822
Federal Farm Credit Bank
0.06% due 02/10/22	10,000,000	9,998,062
0.28% (U.S. Prime Rate - 2.98%, Rate Floor: 0.00%) due 05/10/21[1]	9,500,000	9,500,598
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 05/28/21[1]	9,185,000	9,185,313
0.17% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 06/29/21[1]	6,000,000	5,999,558
0.17% due 02/17/22	5,000,000	5,000,602
0.14% due 01/05/22	1,965,000	1,965,010
0.15% (1 Month USD LIBOR + 0.03%, Rate Floor: 0.00%) due 11/02/21[1]	1,900,000	1,900,492
2.54% due 04/05/21	1,500,000	1,500,395
0.19% (3 Month USD LIBOR, Rate Floor: 0.00%) due 11/16/21[1]	835,000	835,602
0.19% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.00%) due 07/26/21[1]	785,000	785,253
0.38% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.00%) due 05/25/21[1]	145,000	145,065
Federal Home Loan Bank
0.05% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 06/02/21[1]	10,475,000	10,475,152
1.88% due 07/07/21	5,515,000	5,541,124
0.09% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 09/13/21[1]	2,135,000	2,135,015
0.10% (3 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 08/24/21[1]	930,000	930,070
3.00% due 10/12/21	765,000	776,790
Fannie Mae
1.88% due 04/05/22	2,281,000	2,321,539
1.25% due 08/17/21	1,100,000	1,104,804
2.50% due 04/13/21	1,446,000	1,447,146
Freddie Mac
2.38% due 01/13/22	1,259,000	1,281,273
1.76% due 08/09/21	100,000	100,593
Total Federal Agency Notes
(Cost $173,613,379)		173,613,379

U.S. TREASURY BILLS†† - 29.6%
U.S. Treasury Bills
0.09% due 04/29/21[2]	47,000,000	46,996,527
0.01% due 05/06/21[2]	20,000,000	19,999,767
0.03% due 04/01/21[2]	17,000,000	17,000,000
0.09% due 04/01/21[2]	2,200,000	2,200,000
U.S. Cash Management Bill
0.05% due 07/06/21[2]	17,000,000	16,997,711
Total U.S. Treasury Bills
(Cost $103,194,005)		103,194,005

FEDERAL AGENCY DISCOUNT NOTES†† - 4.8%
Federal Home Loan Bank
0.01% due 04/28/21[2]	15,000,000	14,999,887
0.01% due 05/14/21[2]	1,600,000	1,599,981
Total Federal Agency Discount Notes
(Cost $16,599,868)		16,599,868

REPURCHASE AGREEMENTS††,3 - 17.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	32,123,102	32,123,102
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	14,604,723	14,604,723
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	13,329,088	13,329,088
Total Repurchase Agreements
(Cost $60,056,913)		60,056,913

Total Investments - 101.3%
(Cost $353,464,165)		$353,464,165
Other Assets & Liabilities, net - (1.3)%		(4,493,088)
Total Net Assets - 100.0%		$348,971,077

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
U.S. GOVERNMENT MONEY MARKET FUND

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$173,613,379	$—	$173,613,379
U.S. Treasury Bills	—	103,194,005	—	103,194,005
Federal Agency Discount Notes	—	16,599,868	—	16,599,868
Repurchase Agreements	—	60,056,913	—	60,056,913
Total Assets	$—	$353,464,165	$—	$353,464,165

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $293,407,252)	$293,407,252
Repurchase agreements, at value (cost $60,056,913)	60,056,913
Receivables:
Fund shares sold	30,372,696
Interest	128,548
Total assets	383,965,409

Liabilities:
Overdraft due to custodian bank	331
Payable for:
Fund shares redeemed	34,622,805
Trustees’ fees*	5,483
Miscellaneous	365,713
Total liabilities	34,994,332
Commitments and contingent liabilities (Note 12)	—
Net assets	$348,971,077

Net assets consist of:
Paid in capital	$348,966,514
Total distributable earnings (loss)	4,563
Net assets	$348,971,077
Capital shares outstanding	348,945,598
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$469,979
Total investment income	469,979

Expenses:
Management fees	1,515,037
Transfer agent and administrative fees	706,635
Registration fees	289,827
Portfolio accounting fees	289,789
Professional fees	170,447
Trustees’ fees*	81,211
Custodian fees	45,624
Miscellaneous	57,969
Total expenses	3,156,539
Less:
Expenses reimbursed by Adviser	(948,520)
Expenses waived by Adviser	(1,738,150)
Total waived/reimbursed expenses	(2,686,670)
Net expenses	469,869
Net investment income	110

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,498
Net realized gain	4,498
Net increase in net assets resulting from operations	$4,608

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$110	$4,103,787
Net realized gain on investments	4,498	55,390
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	4,608	4,159,177

Distributions to shareholders	(150,937)	(4,103,774)

Capital share transactions:
Proceeds from sale of shares	6,163,255,356	5,994,438,512
Distributions reinvested	150,049	4,076,467
Cost of shares redeemed	(6,205,079,456)	(6,020,978,588)
Net decrease from capital share transactions	(41,674,051)	(22,463,609)
Net decrease in net assets	(41,820,380)	(22,408,206)

Net assets:
Beginning of year	390,791,457	413,199,663
End of year	$348,971,077	$390,791,457

Capital share activity:
Shares sold	6,163,255,356	5,994,438,513
Shares issued from reinvestment of distributions	150,020	4,076,837
Shares redeemed	(6,205,079,456)	(6,020,978,588)
Net decrease in shares	(41,674,080)	(22,463,238)

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	.01	.01	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	— [b]	.01	.01	— [b]	— [b]
Less distributions from:
Net investment income	—	(.01)	(.01)	(—)[b]	(—)[b]
Net realized gains	—	—	—	—	(—)[b]
Total distributions	—	(.01)	(.01)	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$0.99

Total Return	0.05%	0.99%	1.10%	0.22%	0.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$348,971	$390,791	$413,200	$544,528	$627,514
Ratios to average net assets:
Net investment income (loss)	0.00%[d]	1.01%	1.10%	0.22%	0.00%[d]
Total expenses	1.04%	1.06%	1.05%	0.96%	0.95%
Net expenses[c]	0.16%	1.03%	1.05%	0.94%	0.47%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2021, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At March 31, 2021, Investor Class, A-Class, C-Class, H-Class and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2021, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

176 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

THE RYDEX FUNDS ANNUAL REPORT | 177

NOTES TO FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in

178 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$37,384,031	$6,260,880
S&P 500® Fund	Index exposure, Liquidity	3,675,799	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	633,021	3,101,617
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	73,983,105	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,699,624
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	4,773,889	345,390
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	19,188
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	892,925	—
Russell 2000® Fund	Index exposure, Liquidity	1,588,403	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	2,989,180
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	1,171,642	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	37,649,081	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	12,443,206
High Yield Strategy Fund	Duration, Index exposure, Liquidity	25,452,276	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	4,286,897

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$167,647,831	$—
S&P 500® Fund	Index exposure, Liquidity	11,523,952	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	84,719,539
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	274,329,297	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	26,812,923
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	11,826,926	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	1,036,952
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	14,146,579	—
Russell 2000® Fund	Index exposure, Liquidity	32,062,046	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	12,442,345
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	5,579,319	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	9,199,704	—

180 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$30,644,750
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	5,026,042	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Credit contracts	Variation margin on credit default swap agreements	Variation margin on credit default swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2021
Nova Fund	$18,515	$1,140,354	$—	$—	$1,158,869
S&P 500® Fund	—	42,566	—	—	42,566
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	255,378	1,807,401	—	—	2,062,779
Inverse NASDAQ-100® Strategy Fund	—	1,117,821	—	—	1,117,821
Mid-Cap 1.5x Strategy Fund	—	299,069	—	—	299,069
Inverse Mid-Cap Strategy Fund	—	5,004	—	—	5,004
Russell 2000® Fund	—	74,843	—	—	74,843
Inverse Russell 2000® Strategy Fund	31,475	122,815	—	—	154,290
Dow Jones Industrial Average® Fund	1,836	154,468	—	—	156,304
Government Long Bond 1.2x Strategy Fund	—	—	352,265	—	352,265
Inverse Government Long Bond Strategy Fund	—	—	328,417	—	328,417
High Yield Strategy Fund	—	—	—	79,966	79,966
Inverse High Yield Strategy Fund	—	—	32,177	—	32,177

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2021
Nova Fund	$—	$70,406	$—	$—	$70,406
Inverse S&P 500® Strategy Fund	24,089	509,001	—	—	533,090
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	260,733	—	—	260,733
Inverse NASDAQ-100® Strategy Fund	44,931	—	—	—	44,931
Mid-Cap 1.5x Strategy Fund	2,707	26,949	—	—	29,656
Inverse Mid-Cap Strategy Fund	—	13,691	—	—	13,691
Russell 2000® 1.5x Strategy Fund	31,803	32,868	—	—	64,671
Russell 2000® Fund	178,332	2,348	—	—	180,680
Inverse Russell 2000® Strategy Fund	—	11,559	—	—	11,559
High Yield Strategy Fund	—	—	168,134	26,621	194,755
Inverse High Yield Strategy Fund	—	—	—	33,183	33,183

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally-cleared swaps as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$24,288,964	$55,840,352	$—	$—	$80,129,316
S&P 500® Fund	2,389,472	2,625,337	—	—	5,014,809
Inverse S&P 500® Strategy Fund	(2,730,560)	(45,285,886)	—	—	(48,016,446)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	27,183,266	103,455,523	—	—	130,638,789
Inverse NASDAQ-100® Strategy Fund	(1,072,867)	(18,186,753)	—	—	(19,259,620)
Mid-Cap 1.5x Strategy Fund	3,429,084	7,299,869	—	—	10,728,953
Inverse Mid-Cap Strategy Fund	(11,374)	(847,113)	—	—	(858,487)
Russell 2000® 1.5x Strategy Fund	611,821	8,079,448	—	—	8,691,269
Russell 2000® Fund	801,037	18,290,067	—	—	19,091,104
Inverse Russell 2000® Strategy Fund	(1,451,853)	(11,789,560)	—	—	(13,241,413)
Dow Jones Industrial Average® Fund	660,570	1,322,980	—	—	1,983,550
Government Long Bond 1.2x Strategy Fund	—	—	(186,535)	—	(186,535)
Inverse Government Long Bond Strategy Fund	—	—	2,288,042	—	2,288,042
High Yield Strategy Fund	—	—	274,116	(559,812)	(285,696)
Inverse High Yield Strategy Fund	—	—	(16,355)	(857,303)	(873,658)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$12,728	$2,322,272	$—	$—	$2,335,000
S&P 500® Fund	(794,086)	681,773	—	—	(112,313)
Inverse S&P 500® Strategy Fund	855,464	(1,877,952)	—	—	(1,022,488)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(89,874)	1,879,026	—	—	1,789,152
Inverse NASDAQ-100® Strategy Fund	312,304	573,266	—	—	885,570
Mid-Cap 1.5x Strategy Fund	(107,305)	167,347	—	—	60,042
Inverse Mid-Cap Strategy Fund	—	(29,801)	—	—	(29,801)
Russell 2000® 1.5x Strategy Fund	(112,041)	(135,523)	—	—	(247,564)
Russell 2000® Fund	(342,408)	(335,233)	—	—	(677,641)
Inverse Russell 2000® Strategy Fund	31,475	(333,033)	—	—	(301,558)
Dow Jones Industrial Average® Fund	(175,221)	421,783	—	—	246,562
Government Long Bond 1.2x Strategy Fund	—	—	(7,122,200)	—	(7,122,200)
Inverse Government Long Bond Strategy Fund	—	—	1,409,965	—	1,409,965
High Yield Strategy Fund	—	—	(470,106)	438,167	(31,939)
Inverse High Yield Strategy Fund	—	—	67,789	(188,678)	(120,889)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE RYDEX FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$1,140,354	$—	$1,140,354	$—	$—	$1,140,354
S&P 500® Fund	Swap equity contracts	42,566	—	42,566	—	—	42,566
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	1,807,401	—	1,807,401	—	—	1,807,401
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	1,117,821	—	1,117,821	—	—	1,117,821
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	299,069	—	299,069	—	—	299,069
Inverse Mid-Cap Strategy Fund	Swap equity contracts	5,004	—	5,004	—	—	5,004
Russell 2000® Fund	Swap equity contracts	74,843	—	74,843	—	—	74,843
Inverse Russell 2000® Strategy Fund	Swap equity contracts	122,815	—	122,815	—	—	122,815
Dow Jones Industrial Average® Fund	Swap equity contracts	154,468	—	154,468	—	—	154,468
High Yield Strategy Fund	Swap credit contracts	2,084	—	2,084	—	(2,084)	—

184 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$70,406	$—	$70,406	$(70,406)	$—	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	509,001	—	509,001	(509,001)	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	260,733	—	260,733	(260,733)	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	26,949	—	26,949	(26,949)	—	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	13,691	—	13,691	—	—	13,691
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	32,868	—	32,868	(5,361)	—	27,507
Russell 2000® Fund	Swap equity contracts	2,348	—	2,348	(2,348)	—	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	11,559	—	11,559	(3)	—	11,556
High Yield Strategy Fund	Swap credit contracts	26,621	—	26,621	(26,621)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
S&P 500® Fund	Barclays Bank plc	Total return swap agreements	$50,000	$—
	Goldman Sachs International	Futures contracts	110,000	—
S&P 500® Fund Total			160,000	—
Inverse S&P 500® Strategy Fund	Goldman Sachs International	Futures contracts	351,501	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Goldman Sachs International	Futures contracts	311,769	—
Russell 2000® 1.5x Strategy Fund	Goldman Sachs International	Futures contracts	12,600	—
Dow Jones Industrial Average® Fund	Goldman Sachs International	Futures contracts	17,050	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	1,800,665	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	25,711	—
	Goldman Sachs International	Credit default swap agreements	—	1,186,515
	Goldman Sachs International	Futures contracts	4,501	—
High Yield Strategy Fund Total			30,212	1,186,515
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	1,329,960	—
	Goldman Sachs International	Futures contracts	32,725	—
Inverse High Yield Strategy Fund Total			1,362,685	—

THE RYDEX FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

186 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2021, GFD retained sales charges of $128,465 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$34,760
Inverse S&P 500® Strategy Fund	13,060
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	34,337
Inverse NASDAQ-100® Strategy Fund	4,040
Mid-Cap 1.5x Strategy Fund	3,595
Inverse Mid-Cap Strategy Fund	322
Russell 2000® 1.5x Strategy Fund	1,635
Inverse Russell 2000® Strategy Fund	3,610
Dow Jones Industrial Average® Fund	2,744
Government Long Bond 1.2x Strategy Fund	13,186
Inverse Government Long Bond Strategy Fund	9,762
High Yield Strategy Fund	8,248
Inverse High Yield Strategy Fund	1,666

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

THE RYDEX FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnifi cation, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.01%			2.38%
Due 04/01/21	$124,999,036	$124,999,053	11/15/49	$126,141,600	$127,499,092

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 04/01/21	56,830,637	56,830,653	02/15/51	57,053,077	57,967,257

BofA Securities, Inc.			U.S. Treasury Note
0.01%			0.38%
Due 04/01/21	51,866,820	51,866,827	04/30/25	53,449,300	52,904,236

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z.

188 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$92,813	$(92,813)	$—	$94,247	$—	$94,247
S&P 500® Fund	41,120	(41,120)	—	41,708	—	41,708
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	49,067	(49,067)	—	50,356	—	50,356
Mid-Cap 1.5x Strategy Fund	4,037	(4,037)	—	4,226	—	4,226

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$1,913,003	$—	$1,913,003
S&P 500® Fund	11,038,973	10,400,477	21,439,450
Inverse S&P 500® Strategy Fund	300,608	—	300,608
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	19,528,645	—	19,528,645
Inverse NASDAQ-100® Strategy Fund	23,879	—	23,879
Mid-Cap 1.5x Strategy Fund	89,713	—	89,713
Inverse Mid-Cap Strategy Fund	5,437	—	5,437
Russell 2000® 1.5x Strategy Fund	25,705	—	25,705
Inverse Russell 2000® Strategy Fund	6,140	—	6,140
Dow Jones Industrial Average® Fund	987,661	—	987,661
Government Long Bond 1.2x Strategy Fund	15,954,125	—	15,954,125
Inverse Government Long Bond Strategy Fund	122,836	—	122,836
Inverse High Yield Strategy Fund	72,627	—	72,627
U.S. Government Money Market Fund	146,286	4,651	150,937

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Fund	$1,631,612	$—	$1,631,612
Inverse S&P 500® Strategy Fund	484,544	—	484,544
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	208,541	—	208,541
Inverse NASDAQ-100® Strategy Fund	119,715	—	119,715
Mid-Cap 1.5x Strategy Fund	223,749	—	223,749
Inverse Mid-Cap Strategy Fund	5,588	—	5,588
Russell 2000® Fund	120,988	444,717	565,705
Inverse Russell 2000® Strategy Fund	52,740	—	52,740
Dow Jones Industrial Average® Fund	1,150,570	—	1,150,570
Government Long Bond 1.2x Strategy Fund	2,384,007	1,920,775	4,304,782
High Yield Strategy Fund	3,884,275	—	3,884,275
U.S. Government Money Market Fund	4,103,774	—	4,103,774

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$20,301,386	$—	$19,531,529	$—	$39,832,915
S&P 500® Fund	2,781,735	—	20,601,570	—	23,383,305
Inverse S&P 500® Strategy Fund	—	—	(370,053)	(257,690,964)	(258,061,017)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	2,061,637	—	16,828	—	2,078,465
Inverse NASDAQ-100® Strategy Fund	—	—	1,177,505	(56,580,975)	(55,403,470)
Mid-Cap 1.5x Strategy Fund	2,302,154	—	3,118,648	—	5,420,802
Inverse Mid-Cap Strategy Fund	—	—	(7,429)	(5,752,548)	(5,759,977)
Russell 2000® 1.5x Strategy Fund	3,956,807	—	(16,038)	—	3,940,769
Russell 2000® Fund	4,144,986	—	86,219	—	4,231,205
Inverse Russell 2000® Strategy Fund	—	—	145,896	(41,224,468)	(41,078,572)
Dow Jones Industrial Average® Fund	441,042	—	3,932,283	—	4,373,325
Government Long Bond 1.2x Strategy Fund	—	—	(5,827,002)	(12,251,777)	(18,078,779)
Inverse Government Long Bond Strategy Fund	—	—	1,845,407	(258,744,943)	(256,899,536)
High Yield Strategy Fund	—	—	137,169	(9,956,649)	(9,819,480)
Inverse High Yield Strategy Fund	111,114	—	(32,085)	(10,481,915)	(10,402,886)
U.S. Government Money Market Fund	4,475	88	—	—	4,563

190 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® Strategy Fund	$(231,536,836)	$(26,154,128)	$(257,690,964)
Inverse NASDAQ-100® Strategy Fund	(53,273,999)	(3,216,792)	(56,490,791)
Inverse Mid-Cap Strategy Fund	(5,011,555)	(739,562)	(5,751,117)
Inverse Russell 2000® Strategy Fund	(34,470,922)	(6,710,344)	(41,181,266)
Government Long Bond 1.2x Strategy Fund	(7,742,154)	(4,509,623)	(12,251,777)
Inverse Government Long Bond Strategy Fund	(210,133,078)	(48,148,308)	(258,281,386)
High Yield Strategy Fund	(8,262,739)	(132,124)	(8,394,863)
Inverse High Yield Strategy Fund	(8,431,474)	(2,050,441)	(10,481,915)

For the year ended March 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Nova Fund	$32,724,511
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	42,677,565
Mid-Cap 1.5x Strategy Fund	8,023,914
Russell 2000® 1.5x Strategy Fund	58,086
Inverse Government Long Bond Strategy Fund	6,921,290
High Yield Strategy Fund	371,806

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, investments in swaps, losses deferred due to wash sales, distributions in connection with redemption of fund shares, distribution reclasses, return of capital distributions received, taxable overdistributions, and the deferral of qualified late-year losses. Additional differences may result from the tax treatment of net operating losses, bond premium/discount amortization, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$72,539,640	$(72,539,640)
S&P 500® Fund	22,515,202	(22,515,202)
Inverse S&P 500® Strategy Fund	(1,034,656)	1,034,656
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	111,103,562	(111,103,562)
Inverse NASDAQ-100® Strategy Fund	(288,424)	288,424
Mid-Cap 1.5x Strategy Fund	4,681,985	(4,681,985)
Inverse Mid-Cap Strategy Fund	(13,868)	13,868
Russell 2000® 1.5x Strategy Fund	4,447,730	(4,447,730)
Russell 2000® Fund	5,886,793	(5,886,793)
Inverse Russell 2000® Strategy Fund	(182,652)	182,652
Dow Jones Industrial Average® Fund	1,839,290	(1,839,290)
Government Long Bond 1.2x Strategy Fund	(3,960)	3,960
Inverse Government Long Bond Strategy Fund	(821,805)	821,805
High Yield Strategy Fund	(1,494,758)	1,494,758

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$381,040,674	$20,470,348	$(938,819)	$19,531,529
S&P 500® Fund	129,852,593	20,763,988	(162,418)	20,601,570
Inverse S&P 500® Strategy Fund	58,278,469	138,947	(509,000)	(370,053)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	114,874,101	326,567	(309,739)	16,828
Inverse NASDAQ-100® Strategy Fund	28,302,956	1,220,700	(43,195)	1,177,505
Mid-Cap 1.5x Strategy Fund	14,662,048	3,166,241	(47,593)	3,118,648
Inverse Mid-Cap Strategy Fund	896,118	6,262	(13,691)	(7,429)
Russell 2000® 1.5x Strategy Fund	12,791,113	16,917	(32,955)	(16,038)
Russell 2000® Fund	54,986,447	141,774	(55,555)	86,219
Inverse Russell 2000® Strategy Fund	5,130,575	159,655	(13,759)	145,896
Dow Jones Industrial Average® Fund	19,418,589	4,128,945	(196,662)	3,932,283
Government Long Bond 1.2x Strategy Fund	166,858,119	—	(5,827,002)	(5,827,002)
Inverse Government Long Bond Strategy Fund	43,793,421	1,846,632	(1,225)	1,845,407
High Yield Strategy Fund	21,334,772	213,274	(76,105)	137,169
Inverse High Yield Strategy Fund	9,205,091	17,560	(49,645)	(32,085)
U.S. Government Money Market Fund	353,464,165	—	—	—

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2021:

Fund	Ordinary	Capital
Inverse NASDAQ-100® Strategy Fund	$(90,184)	$—
Inverse Mid-Cap Strategy Fund	(1,431)	—
Inverse Russell 2000® Strategy Fund	(43,202)	—
Inverse Government Long Bond Strategy Fund	(463,557)	—
High Yield Strategy Fund	(1,561,786)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$1,893,942,976	$1,629,582,120
S&P 500® Fund	380,846,135	392,296,817
Inverse S&P 500® Strategy Fund	800,000	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,101,857,015	1,110,090,216
Inverse NASDAQ-100® Strategy Fund	1,150,000	2,600,000
Mid-Cap 1.5x Strategy Fund	70,178,417	66,323,259
Inverse Mid-Cap Strategy Fund	105,018	160,000
Russell 2000® 1.5x Strategy Fund	1,612,999	—
Russell 2000® Fund	—	—
Inverse Russell 2000® Strategy Fund	975,000	400,000
Dow Jones Industrial Average® Fund	20,272,865	23,315,664
Government Long Bond 1.2x Strategy Fund	8,600,000	18,800,000
Inverse Government Long Bond Strategy Fund	3,100,000	—
High Yield Strategy Fund	10,600,000	9,725,000
Inverse High Yield Strategy Fund	5,870,000	7,260,000
U.S. Government Money Market Fund	3,613,539	—

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$1,841,747,086	$1,785,130,336
Inverse Government Long Bond Strategy Fund	972,700,477	995,619,188

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$597,332,194	$412,840,069	$9,235,681
S&P 500® Fund	202,758,088	275,312,049	6,146,086
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	472,112,100	193,892,753	1,151,928
Mid-Cap 1.5x Strategy Fund	3,002,105	4,289,263	116,695
Dow Jones Industrial Average® Fund	8,990,542	11,491,700	745,578

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On June 8, 2020, the line of credit agreement was renewed at an increased amount of $150,000,000 and expires on June 7, 2021. On February 10, 2021, the line of credit was increased from $150,000,000 to $200,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2021. The Funds did not have any borrowings outstanding under this agreement at March 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2021, were as follows:

Fund	Average Daily Balance
Nova Fund	$129,000
S&P 500® Strategy Fund	526
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	48,170
Inverse NASDAQ-100® Strategy Fund	30
Mid-Cap 1.5x Strategy Fund	7,386
Government Long Bond 1.2x Strategy Fund	34,693

Note 11 – Reverse Share Splits

Effective on August 17, 2020, reverse share splits occurred for the following Funds:

Fund	Split Type
Inverse Mid-Cap Strategy Fund	One-for-Five Reverse Share Split
Inverse Russell 2000® Strategy Fund	One-for-Five Reverse Share Split
Inverse Government Long Bond Strategy Fund	One-for-Five Reverse Share Split
High Yield Strategy Fund	One-for-Five Reverse Share Split

The effect of these transactions was to divide the number of outstanding shares of the Inverse Mid-Cap Strategy Fund, the Inverse Russell 2000 Strategy Fund, the Inverse Government Long Bond Strategy Fund and the High Yield Strategy Fund, by their respective reverse share split ratios, resulting in a corresponding increase in the NAV. The share transactions presented in the Statement of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

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NOTES TO FINANCIAL STATEMENTS (continued)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

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NOTES TO FINANCIAL STATEMENTS (concluded)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

196 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2021, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Nova Fund	0.00%	0.00%	0.17%	0.00%
S&P 500® Fund	24.87%	24.83%	1.54%	100.00%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1.00%	1.31%	0.20%	100.00%
Mid-Cap 1.5x Strategy Fund	86.40%	99.12%	0.25%	0.00%
Russell 2000® 1.5x Strategy Fund	0.00%	0.00%	0.10%	0.00%
Dow Jones Industrial Average® Fund	13.33%	13.47%	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	0.00%	0.00%	52.14%	100.00%
Inverse High Yield Strategy Fund	0.16%	0.16%	5.59%	0.00%
U.S. Government Money Market Fund	0.00%	0.00%	99.13%	100.00%

With respect to the taxable year ended March 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Fund	$10,400,477	$14,419,235
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	13,152,316
Mid-Cap 1.5x Strategy Fund	—	768,173
Russell 2000® 1.5x Strategy Fund	—	302,260
Dow Jones Industrial Average® Fund	—	866,215
U.S. Government Money Market Fund	4,651	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

198 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

202 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 203

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

204 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

206 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RBENF2-ANN-0321x0322

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	27
S&P MIDCAP 400® PURE VALUE FUND	35
S&P SMALLCAP 600® PURE GROWTH FUND	43
S&P SMALLCAP 600® PURE VALUE FUND	52
EUROPE 1.25x STRATEGY FUND	61
JAPAN 2x STRATEGY FUND	70
STRENGTHENING DOLLAR 2x STRATEGY FUND	78
WEAKENING DOLLAR 2x STRATEGY FUND	86
NOTES TO FINANCIAL STATEMENTS	94
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	110
OTHER INFORMATION	111
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	113
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	118

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2021

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the 12-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 56.35% as the equity market roared back to life after a sharp selloff following the outbreak of COVID-19. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the 12-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 56.35%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 44.57%. The return of the MSCI Emerging Markets Index* was 58.39%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.71% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 23.72%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)	March 31, 2021

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.56%	15.19%	$ 1,000.00	$ 1,151.90	$ 8.37
C-Class	2.31%	14.76%	1,000.00	1,147.60	12.37
H-Class	1.56%	15.20%	1,000.00	1,152.00	8.37
S&P 500® Pure Value Fund
A-Class	1.56%	50.57%	1,000.00	1,505.70	9.75
C-Class	2.31%	50.01%	1,000.00	1,500.10	14.40
H-Class	1.55%	50.57%	1,000.00	1,505.70	9.68
S&P MidCap 400® Pure Growth Fund
A-Class	1.56%	29.51%	1,000.00	1,295.10	8.93
C-Class	2.31%	29.04%	1,000.00	1,290.40	13.19
H-Class	1.56%	29.51%	1,000.00	1,295.10	8.93
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	64.53%	1,000.00	1,645.30	10.22
C-Class	2.30%	63.94%	1,000.00	1,639.40	15.13
H-Class	1.54%	64.55%	1,000.00	1,645.50	10.16
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	46.66%	1,000.00	1,466.60	9.53
C-Class	2.31%	46.09%	1,000.00	1,460.90	14.17
H-Class	1.53%	46.68%	1,000.00	1,466.80	9.41
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	72.98%	1,000.00	1,729.80	10.55
C-Class	2.30%	72.34%	1,000.00	1,723.40	15.62
H-Class	1.53%	72.96%	1,000.00	1,729.60	10.41
Europe 1.25x Strategy Fund
A-Class	1.69%	19.61%	1,000.00	1,196.10	9.25
C-Class	2.43%	18.82%	1,000.00	1,188.20	13.26
H-Class	1.69%	19.23%	1,000.00	1,192.30	9.24
Japan 2x Strategy Fund
A-Class	1.53%	41.29%	1,000.00	1,412.90	9.20
C-Class	2.28%	40.76%	1,000.00	1,407.60	13.69
H-Class	1.53%	41.29%	1,000.00	1,412.90	9.20
Strengthening Dollar 2x Strategy Fund
A-Class	1.86%	(2.06%)	1,000.00	979.40	9.18
C-Class	2.61%	(2.45%)	1,000.00	975.50	12.85
H-Class	1.86%	(2.05%)	1,000.00	979.50	9.18
Weakening Dollar 2x Strategy Fund
A-Class	1.86%	0.06%	1,000.00	1,000.60	9.28
C-Class	2.61%	(0.30%)	1,000.00	997.00	12.99
H-Class	1.86%	0.07%	1,000.00	1,000.70	9.28

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.56%	5.00%	$ 1,000.00	$ 1,017.15	$ 7.85
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
S&P 500® Pure Value Fund
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
S&P MidCap 400® Pure Growth Fund
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.20	7.80
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Europe 1.25x Strategy Fund
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
Japan 2x Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Strengthening Dollar 2x Strategy Fund
A-Class	1.86%	5.00%	1,000.00	1,015.66	9.35
C-Class	2.61%	5.00%	1,000.00	1,011.92	13.09
H-Class	1.86%	5.00%	1,000.00	1,015.66	9.35
Weakening Dollar 2x Strategy Fund
A-Class	1.86%	5.00%	1,000.00	1,015.66	9.35
C-Class	2.61%	5.00%	1,000.00	1,011.92	13.09
H-Class	1.86%	5.00%	1,000.00	1,015.66	9.35

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2021, S&P 500® Pure Growth Fund H-Class returned 61.92%, compared with a return of 64.96% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Industrials.

The holdings contributing the most to the return of the underlying index were United Rentals, Inc., Lam Research Corp., and PayPal Holdings, Inc. The holdings detracting the most from return were Enphase Energy, Inc., DexCom, Inc., and Monolithic Power Systems, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Etsy, Inc.	2.7%
PayPal Holdings, Inc.	2.4%
Tesla, Inc.	2.4%
SVB Financial Group	2.3%
Monolithic Power Systems, Inc.	2.3%
Align Technology, Inc.	2.1%
Teradyne, Inc.	2.1%
ServiceNow, Inc.	2.0%
Amazon.com, Inc.	2.0%
Generac Holdings, Inc.	2.0%
Top Ten Total	22.3%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	61.92%	14.73%	12.67%
A-Class Shares with sales charge‡	54.22%	13.62%	12.13%
C-Class Shares	60.69%	13.87%	11.83%
C-Class Shares with CDSC§	59.69%	13.87%	11.83%
H-Class Shares	61.92%	14.73%	12.68%
S&P 500 Pure Growth Index	64.96%	16.68%	14.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Technology - 36.5%
Monolithic Power Systems, Inc.	2,524	$891,502
Teradyne, Inc.	6,740	820,123
ServiceNow, Inc.*	1,550	775,170
NVIDIA Corp.	1,440	768,859
KLA Corp.	2,235	738,444
Fortinet, Inc.*	3,662	675,346
Autodesk, Inc.*	2,341	648,808
Lam Research Corp.	1,070	636,907
Adobe, Inc.*	1,320	627,488
Apple, Inc.	4,890	597,314
Cadence Design Systems, Inc.*	4,140	567,139
Advanced Micro Devices, Inc.*	7,211	566,064
Applied Materials, Inc.	4,180	558,448
salesforce.com, Inc.*	2,557	541,752
Paycom Software, Inc.*	1,449	536,217
Take-Two Interactive Software, Inc.*	2,914	514,904
Microsoft Corp.	2,150	506,905
MSCI, Inc. — Class A	1,199	502,717
Synopsys, Inc.*	1,980	490,604
QUALCOMM, Inc.	3,600	477,324
Qorvo, Inc.*	2,487	454,375
Intuit, Inc.	1,047	401,064
ANSYS, Inc.*	1,076	365,367
Tyler Technologies, Inc.*	748	317,548
Xilinx, Inc.	2,460	304,794
Total Technology		14,285,183

Consumer, Non-cyclical - 27.1%
PayPal Holdings, Inc.*	3,929	954,118
Align Technology, Inc.*	1,535	831,248
United Rentals, Inc.*	2,304	758,730
IDEXX Laboratories, Inc.*	1,320	645,889
DaVita, Inc.*	5,690	613,211
DexCom, Inc.*	1,700	610,963
West Pharmaceutical Services, Inc.	2,120	597,374
Bio-Rad Laboratories, Inc. — Class A*	1,010	576,882
Catalent, Inc.*	5,340	562,356
ABIOMED, Inc.*	1,730	551,403
Regeneron Pharmaceuticals, Inc.*	1,130	534,648
MarketAxess Holdings, Inc.	868	432,195
Thermo Fisher Scientific, Inc.	941	429,454
Monster Beverage Corp.*	4,530	412,638
Vertex Pharmaceuticals, Inc.*	1,867	401,199
PerkinElmer, Inc.	2,980	382,304
Rollins, Inc.	10,980	377,932
ResMed, Inc.	1,760	341,475
S&P Global, Inc.	889	313,701
Verisk Analytics, Inc. — Class A	1,580	279,170
Total Consumer, Non-cyclical		10,606,890

Communications - 14.1%
Etsy, Inc.*	5,310	1,070,868
Amazon.com, Inc.*	250	773,520
Netflix, Inc.*	1,308	682,331
Facebook, Inc. — Class A*	1,993	586,998
eBay, Inc.	9,180	562,183
Twitter, Inc.*	6,850	435,865
Arista Networks, Inc.*	1,315	396,985
Charter Communications, Inc. — Class A*	630	388,723
Alphabet, Inc. — Class A*	153	315,566
Alphabet, Inc. — Class C*	141	291,677
Total Communications		5,504,716

Consumer, Cyclical - 10.0%
Tesla, Inc.*	1,380	921,743
Tractor Supply Co.	3,780	669,362
Pool Corp.	1,530	528,217
Domino’s Pizza, Inc.	1,397	513,803
Chipotle Mexican Grill, Inc. — Class A*	335	475,975
Dollar General Corp.	2,232	452,248
Copart, Inc.*	3,126	339,515
Total Consumer, Cyclical		3,900,863

Industrial - 5.3%
Generac Holdings, Inc.*	2,350	769,507
Old Dominion Freight Line, Inc.	2,009	482,984
Trimble, Inc.*	5,900	458,961
Mettler-Toledo International, Inc.*	300	346,707
Total Industrial		2,058,159

Basic Materials - 2.4%
Albemarle Corp.	3,530	515,768
FMC Corp.	4,010	443,546
Total Basic Materials		959,314

Financial - 2.3%
SVB Financial Group*	1,860	918,208

Energy - 1.9%
Enphase Energy, Inc.*	4,661	755,828

Total Common Stocks
(Cost $28,828,472)		38,989,161

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$49,869	$49,869
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	22,673	22,673
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	20,693	20,693
Total Repurchase Agreements
(Cost $93,235)		93,235

Total Investments - 99.8%
(Cost $28,921,707)		$39,082,396
Other Assets & Liabilities, net - 0.2%		95,720
Total Net Assets - 100.0%		$39,178,116

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,989,161	$—	$—	$38,989,161
Repurchase Agreements	—	93,235	—	93,235
Total Assets	$38,989,161	$93,235	$—	$39,082,396

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $28,828,472)	$38,989,161
Repurchase agreements, at value (cost $93,235)	93,235
Receivables:
Securities sold	228,221
Fund shares sold	27,766
Dividends	6,461
Total assets	39,344,844

Liabilities:
Payable for:
Fund shares redeemed	74,508
Management fees	24,253
Distribution and service fees	12,799
Professional fees	11,404
Printing fees	9,321
Transfer agent and administrative fees	8,699
Portfolio accounting fees	3,234
Trustees’ fees*	588
Miscellaneous	21,922
Total liabilities	166,728
Commitments and contingent liabilities (Note 12)	—
Net assets	$39,178,116

Net assets consist of:
Paid in capital	$27,394,243
Total distributable earnings (loss)	11,783,873
Net assets	$39,178,116

A-Class:
Net assets	$9,723,592
Capital shares outstanding	115,715
Net asset value per share	$84.03
Maximum offering price per share (Net asset value divided by 95.25%)	$88.22

C-Class:
Net assets	$7,313,693
Capital shares outstanding	102,401
Net asset value per share	$71.42

H-Class:
Net assets	$22,140,831
Capital shares outstanding	263,586
Net asset value per share	$84.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$252,471
Interest	141
Income from securities lending, net	7
Total investment income	252,619

Expenses:
Management fees	337,861
Distribution and service fees:
A-Class	22,561
C-Class	85,197
H-Class	68,758
Transfer agent and administrative fees	127,498
Registration fees	50,347
Portfolio accounting fees	45,055
Professional fees	28,195
Trustees’ fees*	12,000
Custodian fees	6,764
Miscellaneous	1,828
Total expenses	786,064
Net investment loss	(533,445)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,985,795
Net realized gain	5,985,795
Net change in unrealized appreciation (depreciation) on:
Investments	14,848,012
Net change in unrealized appreciation (depreciation)	14,848,012
Net realized and unrealized gain	20,833,807
Net increase in net assets resulting from operations	$20,300,362

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(533,445)	$(453,701)
Net realized gain on investments	5,985,795	17,941,754
Net change in unrealized appreciation (depreciation) on investments	14,848,012	(22,350,953)
Net increase (decrease) in net assets resulting from operations	20,300,362	(4,862,900)

Distributions to shareholders:
A-Class	(347,944)	(584,364)
C-Class	(375,991)	(524,964)
H-Class	(942,938)	(3,413,894)
Total distributions to shareholders	(1,666,873)	(4,523,222)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,027,956	2,672,682
C-Class	3,741,861	2,747,902
H-Class	89,764,435	238,586,181
Distributions reinvested
A-Class	342,450	579,514
C-Class	373,797	521,531
H-Class	923,354	3,389,391
Cost of shares redeemed
A-Class	(5,118,294)	(9,216,614)
C-Class	(6,297,073)	(5,821,318)
H-Class	(105,900,746)	(292,741,951)
Net decrease from capital share transactions	(19,142,260)	(59,282,682)
Net decrease in net assets	(508,771)	(68,668,804)

Net assets:
Beginning of year	39,686,887	108,355,691
End of year	$39,178,116	$39,686,887

Capital share activity:
Shares sold
A-Class	39,994	39,759
C-Class	65,460	46,633
H-Class	1,203,307	3,527,207
Shares issued from reinvestment of distributions
A-Class	4,216	8,697
C-Class	5,402	9,061
H-Class	11,370	50,884
Shares redeemed
A-Class	(70,507)	(141,129)
C-Class	(98,665)	(104,655)
H-Class	(1,433,175)	(4,350,136)
Net decrease in shares	(272,598)	(913,679)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$53.91	$65.86	$66.50	$57.84	$51.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(.29)	(.50)	(.36)	(.44)
Net gain (loss) on investments (realized and unrealized)	34.07	(8.09)	3.42	12.57	6.56
Total from investment operations	33.27	(8.38)	2.92	12.21	6.12
Less distributions from:
Net realized gains	(3.15)	(3.57)	(3.56)	(3.55)	(.02)
Total distributions	(3.15)	(3.57)	(3.56)	(3.55)	(.02)
Net asset value, end of period	$84.03	$53.91	$65.86	$66.50	$57.84

Total Return[b]	61.92%	(13.76%)	4.88%	21.39%	11.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,724	$7,656	$15,456	$17,254	$15,575
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.43%)	(0.75%)	(0.56%)	(0.82%)
Total expenses	1.60%	1.63%	1.61%	1.53%	1.53%
Portfolio turnover rate	240%	282%	177%	215%	184%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$46.47	$57.65	$59.10	$52.13	$46.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.16)	(.69)	(.90)	(.75)	(.77)
Net gain (loss) on investments (realized and unrealized)	29.26	(6.92)	3.01	11.27	5.93
Total from investment operations	28.10	(7.61)	2.11	10.52	5.16
Less distributions from:
Net realized gains	(3.15)	(3.57)	(3.56)	(3.55)	(.02)
Total distributions	(3.15)	(3.57)	(3.56)	(3.55)	(.02)
Net asset value, end of period	$71.42	$46.47	$57.65	$59.10	$52.13

Total Return[b]	60.69%	(14.40%)	4.09%	20.50%	10.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,314	$6,050	$10,329	$13,442	$10,951
Ratios to average net assets:
Net investment income (loss)	(1.80%)	(1.18%)	(1.52%)	(1.32%)	(1.57%)
Total expenses	2.35%	2.38%	2.36%	2.28%	2.27%
Portfolio turnover rate	240%	282%	177%	215%	184%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$53.89	$65.84	$66.49	$57.83	$51.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.77)	(.29)	(.53)	(.38)	(.44)
Net gain (loss) on investments (realized and unrealized)	34.03	(8.09)	3.44	12.59	6.56
Total from investment operations	33.26	(8.38)	2.91	12.21	6.12
Less distributions from:
Net realized gains	(3.15)	(3.57)	(3.56)	(3.55)	(.02)
Total distributions	(3.15)	(3.57)	(3.56)	(3.55)	(.02)
Net asset value, end of period	$84.00	$53.89	$65.84	$66.49	$57.83

Total Return	61.92%	(13.77%)	4.86%	21.40%	11.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,141	$25,981	$82,570	$109,644	$78,673
Ratios to average net assets:
Net investment income (loss)	(1.03%)	(0.44%)	(0.79%)	(0.59%)	(0.81%)
Total expenses	1.61%	1.63%	1.61%	1.53%	1.52%
Portfolio turnover rate	240%	282%	177%	215%	184%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended March 31, 2021, S&P 500® Pure Value Fund H-Class returned 85.15%, compared with a return of 89.80% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

All sectors contributed to the return of the underlying index for the period, led by Financials, Consumer Discretionary, and Energy.

The holdings contributing the most to the return of the underlying index for the period were General Motors Co., Gap, Inc., and Ford Motor Co. The holdings detracting the most from return were Perrigo Company plc, Macy’s, Inc., and Walmart, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Unum Group	2.2%
Berkshire Hathaway, Inc. — Class B	2.1%
Lumen Technologies, Inc.	2.0%
HollyFrontier Corp.	2.0%
Lincoln National Corp.	1.9%
MetLife, Inc.	1.8%
Ford Motor Co.	1.8%
Prudential Financial, Inc.	1.7%
Valero Energy Corp.	1.7%
Hartford Financial Services Group, Inc.	1.6%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	85.10%	8.79%	9.57%
A-Class Shares with sales charge‡	76.30%	7.74%	9.04%
C-Class Shares	83.72%	7.98%	8.76%
C-Class Shares with CDSC§	82.72%	7.98%	8.76%
H-Class Shares	85.15%	8.80%	9.58%
S&P 500 Pure Value Index	89.80%	10.66%	11.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Financial - 43.4%
Unum Group	45,503	$1,266,349
Berkshire Hathaway, Inc. — Class B*	4,730	1,208,373
Lincoln National Corp.	17,472	1,087,981
MetLife, Inc.	17,325	1,053,187
Prudential Financial, Inc.	10,513	957,734
Hartford Financial Services Group, Inc.	14,176	946,815
Invesco Ltd.	34,930	880,935
Principal Financial Group, Inc.	12,859	771,026
People’s United Financial, Inc.	38,918	696,632
Citigroup, Inc.	9,356	680,649
Wells Fargo & Co.	16,477	643,756
Capital One Financial Corp.	4,895	622,791
Citizens Financial Group, Inc.	13,923	614,700
Fifth Third Bancorp	16,328	611,484
Allstate Corp.	5,221	599,893
American International Group, Inc.	12,852	593,891
Loews Corp.	11,570	593,310
Everest Re Group Ltd.	2,363	585,575
Bank of New York Mellon Corp.	12,033	569,040
Comerica, Inc.	7,866	564,307
Aflac, Inc.	10,885	557,094
Zions Bancorp North America	9,778	537,399
Goldman Sachs Group, Inc.	1,620	529,740
Assurant, Inc.	3,614	512,357
Regions Financial Corp.	24,331	502,678
Travelers Companies, Inc.	3,261	490,454
KeyCorp	24,362	486,753
Bank of America Corp.	12,288	475,423
Franklin Resources, Inc.	15,430	456,728
M&T Bank Corp.	2,907	440,730
State Street Corp.	5,122	430,299
Truist Financial Corp.	7,074	412,556
Cincinnati Financial Corp.	3,770	388,649
Morgan Stanley	4,963	385,427
Kimco Realty Corp. REIT	18,140	340,125
Huntington Bancshares, Inc.	21,099	331,676
Globe Life, Inc.	3,310	319,845
Chubb Ltd.	1,880	296,984
PNC Financial Services Group, Inc.	1,670	292,935
Raymond James Financial, Inc.	2,286	280,172
CBRE Group, Inc. — Class A*	3,300	261,063
U.S. Bancorp	4,420	244,470
Synchrony Financial	5,450	221,597
JPMorgan Chase & Co.	1,400	213,122
Total Financial		24,956,704

Consumer, Non-cyclical - 16.2%
CVS Health Corp.	11,279	848,519
Archer-Daniels-Midland Co.	13,783	785,631
Centene Corp.*	12,220	780,980
Kroger Co.	20,521	738,551
Molson Coors Beverage Co. — Class B*	13,462	688,581
Cigna Corp.	2,830	684,124
Tyson Foods, Inc. — Class A	8,460	628,578
McKesson Corp.	2,968	578,879
Viatris, Inc.*	40,184	561,370
Kraft Heinz Co.	13,298	531,920
Cardinal Health, Inc.	8,170	496,328
Anthem, Inc.	1,150	412,793
Corteva, Inc.	6,713	312,960
Universal Health Services, Inc. — Class B	2,320	309,465
Perrigo Company plc	6,890	278,838
J M Smucker Co.	2,036	257,615
AmerisourceBergen Corp. — Class A	1,855	219,020
Henry Schein, Inc.*	2,900	200,796
Total Consumer, Non-cyclical		9,314,948

Consumer, Cyclical - 11.1%
Ford Motor Co.*	84,664	1,037,134
Walgreens Boots Alliance, Inc.	16,166	887,513
General Motors Co.*	13,060	750,428
Mohawk Industries, Inc.*	3,600	692,316
Lennar Corp. — Class A	5,497	556,461
Whirlpool Corp.	1,699	374,375
Hanesbrands, Inc.	17,130	336,947
LKQ Corp.*	7,710	326,364
BorgWarner, Inc.	6,979	323,546
CarMax, Inc.*	2,140	283,892
PVH Corp.*	2,467	260,762
Gap, Inc.	7,179	213,791
Advance Auto Parts, Inc.	1,150	211,014
Walmart, Inc.	1,120	152,130
Total Consumer, Cyclical		6,406,673

Energy - 9.3%
HollyFrontier Corp.	31,583	1,130,040
Valero Energy Corp.	13,337	954,929
Exxon Mobil Corp.	13,476	752,365
Phillips 66	8,830	719,998
Marathon Petroleum Corp.	8,317	444,876
Marathon Oil Corp.	35,650	380,742
Kinder Morgan, Inc.	18,853	313,902
Pioneer Natural Resources Co.	1,530	242,995
Chevron Corp.	2,041	213,877
EOG Resources, Inc.	2,940	213,238
Total Energy		5,366,962

Communications - 6.6%
Lumen Technologies, Inc.	84,880	1,133,148
ViacomCBS, Inc. — Class B	11,100	500,610
AT&T, Inc.	12,577	380,706
DISH Network Corp. — Class A*	8,586	310,813
Juniper Networks, Inc.	10,477	265,382
Discovery, Inc. — Class C*	7,050	260,075
Fox Corp. — Class A	6,668	240,781
Interpublic Group of Companies, Inc.	7,070	206,444
News Corp. — Class A	7,117	180,985
Discovery, Inc. — Class A*,1	3,660	159,064
Fox Corp. — Class B	3,070	107,235
News Corp. — Class B	2,208	51,800
Total Communications		3,797,043

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P 500® PURE VALUE FUND

	Shares	Value
Industrial - 4.4%
Westrock Co.	11,640	$605,862
Textron, Inc.	6,279	352,126
Huntington Ingalls Industries, Inc.	1,670	343,769
Howmet Aerospace, Inc.*	9,800	314,874
Raytheon Technologies Corp.	3,430	265,036
Westinghouse Air Brake Technologies Corp.	3,060	242,230
General Dynamics Corp.	1,150	208,794
General Electric Co.	14,650	192,355
Total Industrial		2,525,046

Technology - 3.5%
Hewlett Packard Enterprise Co.	59,497	936,483
Western Digital Corp.	7,060	471,255
HP, Inc.	12,122	384,874
DXC Technology Co.*	7,028	219,695
Total Technology		2,012,307

Utilities - 2.8%
Exelon Corp.	9,324	407,832
Consolidated Edison, Inc.	3,210	240,108
Evergy, Inc.	3,590	213,713
FirstEnergy Corp.	5,940	206,058
Pinnacle West Capital Corp.	2,260	183,851
PPL Corp.	6,060	174,770
Edison International	2,530	148,258
Total Utilities		1,574,590

Basic Materials - 2.0%
Nucor Corp.	6,341	508,992
Mosaic Co.	14,245	450,285
International Paper Co.	3,644	197,031
Total Basic Materials		1,156,308

Total Common Stocks
(Cost $50,932,241)		57,110,581

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$192,183	192,183
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	87,376	87,376
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	79,744	79,744
Total Repurchase Agreements
(Cost $359,303)		359,303

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	119,794	119,794
Total Securities Lending Collateral
(Cost $119,794)		119,794

Total Investments - 100.1%
(Cost $51,411,338)		$57,589,678
Other Assets & Liabilities, net - (0.1)%		(62,595)
Total Net Assets - 100.0%		$57,527,083

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$57,110,581	$—	$—	$57,110,581
Repurchase Agreements	—	359,303	—	359,303
Securities Lending Collateral	119,794	—	—	119,794
Total Assets	$57,230,375	$359,303	$—	$57,589,678

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $116,994 of securities loaned (cost $51,052,035)	$57,230,375
Repurchase agreements, at value (cost $359,303)	359,303
Cash	2,345
Receivables:
Fund shares sold	117,093
Dividends	51,014
Securities lending income	1
Total assets	57,760,131

Liabilities:
Payable for:
Return of securities lending collateral	119,794
Management fees	31,687
Distribution and service fees	11,467
Transfer agent and administrative fees	11,365
Fund shares redeemed	7,649
Portfolio accounting fees	4,225
Trustees’ fees*	647
Miscellaneous	46,214
Total liabilities	233,048
Commitments and contingent liabilities (Note 12)	—
Net assets	$57,527,083

Net assets consist of:
Paid in capital	$60,570,333
Total distributable earnings (loss)	(3,043,250)
Net assets	$57,527,083

A-Class:
Net assets	$2,925,205
Capital shares outstanding	32,781
Net asset value per share	$89.23
Maximum offering price per share (Net asset value divided by 95.25%)	$93.68

C-Class:
Net assets	$1,805,228
Capital shares outstanding	24,169
Net asset value per share	$74.69

H-Class:
Net assets	$52,796,650
Capital shares outstanding	588,983
Net asset value per share	$89.64

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$532,027
Interest	54
Income from securities lending, net	1,658
Total investment income	533,739

Expenses:
Management fees	146,633
Distribution and service fees:
A-Class	4,813
C-Class	13,085
H-Class	40,793
Transfer agent and administrative fees	54,370
Portfolio accounting fees	19,553
Professional fees	8,261
Trustees’ fees*	3,449
Custodian fees	2,944
Line of credit fees	215
Miscellaneous	24,595
Total expenses	318,711
Net investment income	215,028

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,593,666)
Net realized loss	(3,593,666)
Net change in unrealized appreciation (depreciation) on:
Investments	9,801,986
Net change in unrealized appreciation (depreciation)	9,801,986
Net realized and unrealized gain	6,208,320
Net increase in net assets resulting from operations	$6,423,348

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$215,028	$504,854
Net realized gain (loss) on investments	(3,593,666)	1,699,354
Net change in unrealized appreciation (depreciation) on investments	9,801,986	(8,983,225)
Net increase (decrease) in net assets resulting from operations	6,423,348	(6,779,017)

Distributions to shareholders:
A-Class	(18,692)	(35,656)
C-Class	(15,043)	(34,327)
H-Class	(268,123)	(345,333)
Total distributions to shareholders	(301,858)	(415,316)

Capital share transactions:
Proceeds from sale of shares
A-Class	874,138	1,349,084
C-Class	4,340,519	8,884,403
H-Class	277,399,114	97,623,692
Distributions reinvested
A-Class	18,484	34,706
C-Class	14,913	32,664
H-Class	262,826	344,762
Cost of shares redeemed
A-Class	(835,197)	(2,191,323)
C-Class	(4,645,403)	(9,179,384)
H-Class	(234,482,610)	(130,456,068)
Net increase (decrease) from capital share transactions	42,946,784	(33,557,464)
Net increase (decrease) in net assets	49,068,274	(40,751,797)

Net assets:
Beginning of year	8,458,809	49,210,606
End of year	$57,527,083	$8,458,809

Capital share activity:
Shares sold
A-Class	10,614	17,823
C-Class	72,449	137,298
H-Class	3,827,657	1,239,820
Shares issued from reinvestment of distributions
A-Class	247	428
C-Class	238	475
H-Class	3,496	4,229
Shares redeemed
A-Class	(13,352)	(29,223)
C-Class	(80,649)	(141,719)
H-Class	(3,353,123)	(1,700,575)
Net increase (decrease) in shares	467,577	(471,444)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$48.65	$76.07	$83.46	$76.42	$66.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	1.02	.85	.60	.55
Net gain (loss) on investments (realized and unrealized)	40.58	(27.62)	(2.17)	7.41	10.52
Total from investment operations	41.28	(26.60)	(1.32)	8.01	11.07
Less distributions from:
Net investment income	(.70)	(.82)	(1.14)	(.27)	(.68)
Net realized gains	—	—	(4.93)	(.70)	—
Total distributions	(.70)	(.82)	(6.07)	(.97)	(.68)
Net asset value, end of period	$89.23	$48.65	$76.07	$83.46	$76.42

Total Return[b]	85.10%	(35.38%)	(1.26%)	10.48%	16.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,925	$1,716	$3,518	$6,108	$6,686
Ratios to average net assets:
Net investment income (loss)	1.06%	1.32%	1.01%	0.74%	0.79%
Total expenses	1.60%	1.63%	1.61%	1.53%	1.53%
Portfolio turnover rate	1,207%	254%	190%	252%	321%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$41.11	$64.87	$72.64	$67.13	$58.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.17	.12	(.03)	(.01)
Net gain (loss) on investments (realized and unrealized)	34.10	(23.11)	(1.82)	6.51	9.31
Total from investment operations	34.28	(22.94)	(1.70)	6.48	9.30
Less distributions from:
Net investment income	(.70)	(.82)	(1.14)	(.27)	(.68)
Net realized gains	—	—	(4.93)	(.70)	—
Total distributions	(.70)	(.82)	(6.07)	(.97)	(.68)
Net asset value, end of period	$74.69	$41.11	$64.87	$72.64	$67.13

Total Return[b]	83.72%	(35.87%)	(2.00%)	9.66%	15.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,805	$1,321	$2,340	$4,058	$3,913
Ratios to average net assets:
Net investment income (loss)	0.32%	0.26%	0.17%	(0.05%)	(0.01%)
Total expenses	2.35%	2.38%	2.36%	2.28%	2.28%
Portfolio turnover rate	1,207%	254%	190%	252%	321%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$48.87	$76.39	$83.78	$76.71	$66.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	.96	.81	.57	.59
Net gain (loss) on investments (realized and unrealized)	40.63	(27.66)	(2.13)	7.47	10.52
Total from investment operations	41.47	(26.70)	(1.32)	8.04	11.11
Less distributions from:
Net investment income	(.70)	(.82)	(1.14)	(.27)	(.68)
Net realized gains	—	—	(4.93)	(.70)	—
Total distributions	(.70)	(.82)	(6.07)	(.97)	(.68)
Net asset value, end of period	$89.64	$48.87	$76.39	$83.78	$76.71

Total Return	85.15%	(35.38%)	(1.25%)	10.48%	16.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,797	$5,422	$43,352	$59,536	$55,613
Ratios to average net assets:
Net investment income (loss)	1.17%	1.22%	0.97%	0.70%	0.83%
Total expenses	1.58%	1.63%	1.61%	1.53%	1.53%
Portfolio turnover rate	1,207%	254%	190%	252%	321%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2021, S&P MidCap 400® Pure Growth Fund H-Class returned 93.53%, compared with a return of 96.96% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Information Technology, and Industrials.

The holdings contributing the most to the return of the underlying index for the period were SolarEdge Technologies, Inc., RH, and Generac Holdings Inc. The holdings detracting the most from return were Quidel Corp., Kinsale Capital Group, Inc., and Grubhub, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
RH	2.6%
Boston Beer Company, Inc. — Class A	2.6%
Scotts Miracle-Gro Co. — Class A	2.4%
STAAR Surgical Co.	2.3%
Brighthouse Financial, Inc.	2.2%
Repligen Corp.	2.2%
SolarEdge Technologies, Inc.	2.1%
Medpace Holdings, Inc.	2.1%
Lithia Motors, Inc. — Class A	2.1%
SLM Corp.	2.0%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	93.55%	11.81%	9.20%
A-Class Shares with sales charge‡	84.38%	10.72%	8.67%
C-Class Shares	92.12%	10.97%	8.38%
C-Class Shares with CDSC§	91.12%	10.97%	8.38%
H-Class Shares	93.53%	11.81%	9.20%
S&P MidCap 400 Pure Growth Index	96.96%	13.51%	10.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 36.6%
Boston Beer Company, Inc. — Class A*	1,420	$1,712,918
STAAR Surgical Co.*	14,660	1,545,311
Repligen Corp.*	7,340	1,426,969
Medpace Holdings, Inc.*	8,350	1,369,817
Emergent BioSolutions, Inc.*	12,290	1,141,864
Darling Ingredients, Inc.*	14,430	1,061,759
Charles River Laboratories International, Inc.*	3,570	1,034,693
Paylocity Holding Corp.*	5,700	1,025,031
Syneos Health, Inc.*	12,860	975,431
Quidel Corp.*	7,440	951,799
Halozyme Therapeutics, Inc.*	21,480	895,501
Avanos Medical, Inc.*	19,900	870,426
Penumbra, Inc.*	3,160	855,033
Exelixis, Inc.*	37,050	836,959
Amedisys, Inc.*	2,820	746,708
CoreLogic, Inc.	9,090	720,382
HealthEquity, Inc.*	10,250	697,000
ASGN, Inc.*	7,090	676,670
Bio-Techne Corp.	1,730	660,739
Masimo Corp.*	2,689	617,556
PRA Health Sciences, Inc.*	3,981	610,407
Helen of Troy Ltd.*	2,870	604,594
FTI Consulting, Inc.*	4,080	571,649
Neurocrine Biosciences, Inc.*	5,220	507,645
LHC Group, Inc.*	2,300	439,783
Arrowhead Pharmaceuticals, Inc.*	6,580	436,320
Insperity, Inc.	5,160	432,098
Jazz Pharmaceuticals plc*	2,270	373,120
Chemed Corp.	651	299,343
Total Consumer, Non-cyclical		24,097,525

Consumer, Cyclical - 21.6%
RH*	2,920	1,742,072
Scotts Miracle-Gro Co. — Class A	6,510	1,594,755
Lithia Motors, Inc. — Class A	3,490	1,361,414
Williams-Sonoma, Inc.	7,180	1,286,656
YETI Holdings, Inc.*	15,210	1,098,314
Wingstop, Inc.	8,330	1,059,326
Fox Factory Holding Corp.*	8,020	1,019,021
Churchill Downs, Inc.	4,341	987,230
Ollie’s Bargain Outlet Holdings, Inc.*	10,510	914,370
Deckers Outdoor Corp.*	2,610	862,396
Five Below, Inc.*	3,760	717,370
Tempur Sealy International, Inc.	14,410	526,830
Texas Roadhouse, Inc. — Class A*	3,820	366,491
Mattel, Inc.*	18,100	360,552
Jack in the Box, Inc.	2,820	309,580
Total Consumer, Cyclical		14,206,377

Industrial - 14.4%
TopBuild Corp.*	5,890	1,233,543
II-VI, Inc.*	17,740	1,212,884
Axon Enterprise, Inc.*	8,510	1,211,994
Trex Company, Inc.*	13,190	1,207,412
Knight-Swift Transportation Holdings, Inc.	17,740	853,117
Timken Co.	7,210	585,236
Simpson Manufacturing Company, Inc.	5,090	527,986
Tetra Tech, Inc.	3,570	484,520
Toro Co.	3,820	393,995
Cognex Corp.	4,720	391,713
Graco, Inc.	5,370	384,599
Mercury Systems, Inc.*	5,350	377,977
Universal Display Corp.	1,460	345,684
Lincoln Electric Holdings, Inc.	2,450	301,203
Total Industrial		9,511,863

Technology - 8.5%
Brooks Automation, Inc.	15,800	1,290,070
CMC Materials, Inc.	4,860	859,199
Sailpoint Technologies Holdings, Inc.*	16,440	832,522
PTC, Inc.*	4,440	611,166
Fair Isaac Corp.*	1,201	583,746
Qualys, Inc.*	5,250	550,095
Lumentum Holdings, Inc.*	5,730	523,435
MKS Instruments, Inc.	2,040	378,257
Total Technology		5,628,490

Financial - 7.9%
Brighthouse Financial, Inc.*	33,460	1,480,605
SLM Corp.	73,450	1,319,897
Kinsale Capital Group, Inc.	6,120	1,008,576
Brown & Brown, Inc.	10,250	468,528
Primerica, Inc.	3,161	467,259
Interactive Brokers Group, Inc. — Class A	6,110	446,274
Total Financial		5,191,139

Energy - 7.0%
SolarEdge Technologies, Inc.*	4,870	1,399,833
Sunrun, Inc.*	18,470	1,117,066
Antero Midstream Corp.	89,040	804,031
First Solar, Inc.*	9,130	797,049
CNX Resources Corp.*	31,610	464,667
Total Energy		4,582,646

Communications - 2.9%
Grubhub, Inc.*	14,160	849,600
Cable One, Inc.	266	486,344
FactSet Research Systems, Inc.	1,080	333,277
New York Times Co. — Class A	5,030	254,619
Total Communications		1,923,840

Basic Materials - 1.0%
Cleveland-Cliffs, Inc.*	33,300	669,663

Total Common Stocks
(Cost $48,861,529)		65,811,543

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.9%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$306,408	$306,408
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	139,308	139,308
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	127,141	127,141
Total Repurchase Agreements
(Cost $572,857)		572,857

Total Investments - 100.8%
(Cost $49,434,386)		$66,384,400
Other Assets & Liabilities, net - (0.8)%		(508,451)
Total Net Assets - 100.0%		$65,875,949

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$65,811,543	$—	$—	$65,811,543
Repurchase Agreements	—	572,857	—	572,857
Total Assets	$65,811,543	$572,857	$—	$66,384,400

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $48,861,529)	$65,811,543
Repurchase agreements, at value (cost $572,857)	572,857
Receivables:
Dividends	4,656
Fund shares sold	2,300
Securities lending income	1
Total assets	66,391,357

Liabilities:
Payable for:
Fund shares redeemed	364,890
Management fees	40,989
Distribution and service fees	16,395
Transfer agent and administrative fees	14,701
Portfolio accounting fees	5,465
Trustees’ fees*	998
Miscellaneous	71,970
Total liabilities	515,408
Commitments and contingent liabilities (Note 12)	—
Net assets	$65,875,949

Net assets consist of:
Paid in capital	$45,363,990
Total distributable earnings (loss)	20,511,959
Net assets	$65,875,949

A-Class:
Net assets	$11,272,219
Capital shares outstanding	174,350
Net asset value per share	$64.65
Maximum offering price per share (Net asset value divided by 95.25%)	$67.87

C-Class:
Net assets	$4,004,680
Capital shares outstanding	74,985
Net asset value per share	$53.41

H-Class:
Net assets	$50,599,050
Capital shares outstanding	781,545
Net asset value per share	$64.74

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$336,796
Interest	197
Income from securities lending, net	2,980
Total investment income	339,973

Expenses:
Management fees	480,358
Distribution and service fees:
A-Class	19,339
C-Class	56,274
H-Class	126,711
Transfer agent and administrative fees	178,388
Portfolio accounting fees	64,056
Registration fees	53,621
Professional fees	28,122
Trustees’ fees*	11,167
Custodian fees	9,099
Line of credit fees	117
Miscellaneous	35,745
Total expenses	1,062,997
Net investment loss	(723,024)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,406,949
Net realized gain	13,406,949
Net change in unrealized appreciation (depreciation) on:
Investments	23,828,110
Net change in unrealized appreciation (depreciation)	23,828,110
Net realized and unrealized gain	37,235,059
Net increase in net assets resulting from operations	$36,512,035

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(723,024)	$(417,707)
Net realized gain on investments	13,406,949	6,126,223
Net change in unrealized appreciation (depreciation) on investments	23,828,110	(18,577,132)
Net increase (decrease) in net assets resulting from operations	36,512,035	(12,868,616)

Distributions to shareholders:
A-Class	(92,247)	—
C-Class	(79,217)	—
H-Class	(619,526)	—
Total distributions to shareholders	(790,990)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	5,361,892	2,320,669
C-Class	2,087,074	734,313
H-Class	219,371,534	57,910,692
Distributions reinvested
A-Class	90,297	—
C-Class	77,936	—
H-Class	615,438	—
Cost of shares redeemed
A-Class	(3,203,286)	(6,586,092)
C-Class	(5,492,423)	(3,685,518)
H-Class	(225,113,804)	(68,683,226)
Net decrease from capital share transactions	(6,205,342)	(17,989,162)
Net increase (decrease) in net assets	29,515,703	(30,857,778)

Net assets:
Beginning of year	36,360,246	67,218,024
End of year	$65,875,949	$36,360,246

Capital share activity:
Shares sold
A-Class	101,948	52,212
C-Class	49,253	19,823
H-Class	4,529,915	1,345,912
Shares issued from reinvestment of distributions
A-Class	1,559	—
C-Class	1,626	—
H-Class	10,613	—
Shares redeemed
A-Class	(64,073)	(150,079)
C-Class	(116,347)	(102,639)
H-Class	(4,582,472)	(1,565,661)
Net decrease in shares	(67,978)	(400,432)

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$33.77	$45.88	$54.96	$50.84	$46.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.57)	(.32)	(.30)	(.41)	(.34)
Net gain (loss) on investments (realized and unrealized)	32.09	(11.79)	(2.39)	8.09	5.41
Total from investment operations	31.52	(12.11)	(2.69)	7.68	5.07
Less distributions from:
Net realized gains	(.64)	—	(6.39)	(3.56)	(.74)
Total distributions	(.64)	—	(6.39)	(3.56)	(.74)
Net asset value, end of period	$64.65	$33.77	$45.88	$54.96	$50.84

Total Return[b]	93.55%	(26.39%)	(4.19%)	15.33%	10.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,272	$4,556	$10,681	$11,327	$16,269
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(0.72%)	(0.59%)	(0.77%)	(0.71%)
Total expenses	1.59%	1.63%	1.62%	1.53%	1.52%
Portfolio turnover rate	407%	190%	165%	160%	127%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$28.17	$38.56	$47.66	$44.83	$41.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.78)	(.54)	(.62)	(.71)	(.61)
Net gain (loss) on investments (realized and unrealized)	26.66	(9.85)	(2.09)	7.10	4.77
Total from investment operations	25.88	(10.39)	(2.71)	6.39	4.16
Less distributions from:
Net realized gains	(.64)	—	(6.39)	(3.56)	(.74)
Total distributions	(.64)	—	(6.39)	(3.56)	(.74)
Net asset value, end of period	$53.41	$28.17	$38.56	$47.66	$44.83

Total Return[b]	92.12%	(26.95%)	(4.90%)	14.47%	10.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,005	$3,956	$8,609	$14,046	$15,049
Ratios to average net assets:
Net investment income (loss)	(1.82%)	(1.47%)	(1.37%)	(1.49%)	(1.44%)
Total expenses	2.35%	2.38%	2.36%	2.28%	2.27%
Portfolio turnover rate	407%	190%	165%	160%	127%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$33.82	$45.94	$55.03	$50.89	$46.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.31)	(.34)	(.40)	(.33)
Net gain (loss) on investments (realized and unrealized)	32.12	(11.81)	(2.36)	8.10	5.40
Total from investment operations	31.56	(12.12)	(2.70)	7.70	5.07
Less distributions from:
Net realized gains	(.64)	—	(6.39)	(3.56)	(.74)
Total distributions	(.64)	—	(6.39)	(3.56)	(.74)
Net asset value, end of period	$64.74	$33.82	$45.94	$55.03	$50.89

Total Return	93.53%	(26.38%)	(4.19%)	15.32%	10.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,599	$27,848	$47,929	$73,714	$78,373
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.71%)	(0.64%)	(0.74%)	(0.68%)
Total expenses	1.59%	1.63%	1.61%	1.53%	1.53%
Portfolio turnover rate	407%	190%	165%	160%	127%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended March 31, 2021, S&P MidCap 400® Pure Value Fund H-Class returned 129.92%, compared with a return of 136.36% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Industrials, and Financials.

The holdings contributing the most to the return of the underlying index for the period were Penn National Gaming, Inc., CNX Resources Corp., and SYNNEX Corp. The holdings detracting the most from return were Kemper Corp., Concentrix Corp., and SL Green Realty Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Telephone & Data Systems, Inc.	2.2%
Avnet, Inc.	2.2%
Commercial Metals Co.	2.0%
Kohl’s Corp.	2.0%
World Fuel Services Corp.	2.0%
Domtar Corp.	1.9%
Xerox Holdings Corp.	1.8%
AutoNation, Inc.	1.7%
Taylor Morrison Home Corp. — Class A	1.7%
Reinsurance Group of America, Inc. — Class A	1.7%
Top Ten Total	19.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	129.91%	11.72%	9.00%
A-Class Shares with sales charge‡	119.00%	10.63%	8.47%
C-Class Shares	128.24%	10.89%	8.18%
C-Class Shares with CDSC§	127.24%	10.89%	8.18%
H-Class Shares	129.92%	11.71%	8.99%
S&P MidCap 400 Pure Value Index	136.36%	14.15%	11.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Financial - 40.0%
Reinsurance Group of America, Inc. — Class A	20,712	$2,610,748
Navient Corp.	173,718	2,485,905
Jefferies Financial Group, Inc.	74,861	2,253,316
Genworth Financial, Inc. — Class A*	675,569	2,242,889
CNO Financial Group, Inc.	85,845	2,085,175
Old Republic International Corp.	89,997	1,965,534
Mercury General Corp.	31,762	1,931,447
Associated Banc-Corp.	86,404	1,843,861
FNB Corp.	139,868	1,776,324
Sterling Bancorp	69,729	1,605,162
Valley National Bancorp	114,558	1,574,027
First American Financial Corp.	27,650	1,566,373
Fulton Financial Corp.	90,370	1,539,001
Wintrust Financial Corp.	20,206	1,531,615
Jones Lang LaSalle, Inc.*	8,370	1,498,565
New York Community Bancorp, Inc.	117,970	1,488,781
First Horizon Corp.	82,776	1,399,742
Pinnacle Financial Partners, Inc.	15,366	1,362,349
Trustmark Corp.	39,780	1,338,995
Bank OZK	31,806	1,299,275
SL Green Realty Corp. REIT	18,450	1,291,316
Washington Federal, Inc.	41,890	1,290,212
Alleghany Corp.*	2,030	1,271,369
Kemper Corp.	15,835	1,262,366
United Bankshares, Inc.	31,330	1,208,711
Cathay General Bancorp	29,510	1,203,418
Hancock Whitney Corp.	28,602	1,201,570
Hanover Insurance Group, Inc.	9,200	1,191,032
Alliance Data Systems Corp.	10,398	1,165,512
Synovus Financial Corp.	25,210	1,153,357
MGIC Investment Corp.	83,180	1,152,043
TCF Financial Corp.	24,531	1,139,710
International Bancshares Corp.	24,130	1,120,115
Macerich Co. REIT[1]	95,020	1,111,734
American Financial Group, Inc.	9,690	1,105,629
BancorpSouth Bank	32,420	1,053,002
Prosperity Bancshares, Inc.	12,280	919,649
Webster Financial Corp.	16,190	892,231
East West Bancorp, Inc.	11,860	875,268
Pebblebrook Hotel Trust REIT	34,196	830,621
Service Properties Trust REIT	68,570	813,240
UMB Financial Corp.	8,400	775,572
CIT Group, Inc.	14,510	747,410
Texas Capital Bancshares, Inc.*	9,602	680,974
Selective Insurance Group, Inc.	8,810	639,077
Sabra Health Care REIT, Inc.	32,910	571,318
Cousins Properties, Inc. REIT	16,050	567,367
Janus Henderson Group plc	16,610	517,401
Total Financial		63,150,308

Consumer, Cyclical - 21.1%
Kohl’s Corp.	52,674	3,139,897
World Fuel Services Corp.	88,527	3,116,150
AutoNation, Inc.*	29,620	2,761,177
Taylor Morrison Home Corp. — Class A*	86,181	2,655,237
Dana, Inc.	95,947	2,334,391
Foot Locker, Inc.	38,424	2,161,350
Tri Pointe Homes, Inc.*	103,142	2,099,971
KB Home	42,670	1,985,435
Univar Solutions, Inc.*	90,912	1,958,244
Dick’s Sporting Goods, Inc.	22,885	1,742,693
Murphy USA, Inc.	11,620	1,679,787
Goodyear Tire & Rubber Co.*	80,237	1,409,764
Thor Industries, Inc.	10,021	1,350,229
BJ’s Wholesale Club Holdings, Inc.*	28,672	1,286,226
Lear Corp.	6,959	1,261,319
Adient plc*	21,387	945,305
Urban Outfitters, Inc.*	23,771	884,044
KAR Auction Services, Inc.*	34,215	513,225
Total Consumer, Cyclical		33,284,444

Industrial - 15.0%
Avnet, Inc.	82,339	3,417,892
SYNNEX Corp.	22,684	2,605,031
Arrow Electronics, Inc.*	21,772	2,412,773
Ryder System, Inc.	26,165	1,979,382
Jabil, Inc.	33,170	1,730,147
Greif, Inc. — Class A	24,572	1,400,604
MasTec, Inc.*	14,460	1,354,902
EMCOR Group, Inc.	11,300	1,267,408
MDU Resources Group, Inc.	34,450	1,088,964
Oshkosh Corp.	9,130	1,083,366
Dycom Industries, Inc.*	10,932	1,015,036
AECOM*	15,372	985,499
KBR, Inc.	20,060	770,104
Kirby Corp.*	11,520	694,426
Trinity Industries, Inc.	23,162	659,885
Colfax Corp.*	14,750	646,197
GATX Corp.	5,790	536,965
Total Industrial		23,648,581

Consumer, Non-cyclical - 8.8%
Graham Holdings Co. — Class B	4,430	2,491,609
Sprouts Farmers Market, Inc.*	78,144	2,080,193
Pilgrim’s Pride Corp.*	84,650	2,013,823
ManpowerGroup, Inc.	18,230	1,802,947
TreeHouse Foods, Inc.*	32,978	1,722,771
Adtalem Global Education, Inc.*	32,018	1,265,992
Tenet Healthcare Corp.*	23,501	1,222,052
Ingredion, Inc.	9,080	816,474
Strategic Education, Inc.	5,530	508,262
Total Consumer, Non-cyclical		13,924,123

Basic Materials - 6.5%
Commercial Metals Co.	104,639	3,227,067
Domtar Corp.	79,796	2,948,462
Reliance Steel & Aluminum Co.	7,860	1,196,999
United States Steel Corp.	41,009	1,073,205

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Steel Dynamics, Inc.	21,060	$1,069,006
Minerals Technologies, Inc.	10,244	771,578
Total Basic Materials		10,286,317

Communications - 3.2%
Telephone & Data Systems, Inc.	153,686	3,528,630
Viasat, Inc.*	32,800	1,576,696
Total Communications		5,105,326

Technology - 3.2%
Xerox Holdings Corp.	114,310	2,774,304
NCR Corp.*	31,180	1,183,281
NetScout Systems, Inc.*	37,556	1,057,577
Total Technology		5,015,162

Utilities - 1.4%
Southwest Gas Holdings, Inc.	12,870	884,298
UGI Corp.	16,820	689,788
ALLETE, Inc.	8,530	573,131
Total Utilities		2,147,217

Total Common Stocks
(Cost $133,754,998)		156,561,478

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$544,253	544,253
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	247,444	247,444
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	225,831	225,831
Total Repurchase Agreements
(Cost $1,017,528)		1,017,528

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	744,237	744,237
Total Securities Lending Collateral
(Cost $744,237)		744,237

Total Investments - 100.3%
(Cost $135,516,763)		$158,323,243
Other Assets & Liabilities, net - (0.3)%		(497,039)
Total Net Assets - 100.0%		$157,826,204

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$156,561,478	$—	$—	$156,561,478
Repurchase Agreements	—	1,017,528	—	1,017,528
Securities Lending Collateral	744,237	—	—	744,237
Total Assets	$157,305,715	$1,017,528	$—	$158,323,243

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $710,822 of securities loaned (cost $134,499,235)	$157,305,715
Repurchase agreements, at value (cost $1,017,528)	1,017,528
Receivables:
Fund shares sold	425,489
Dividends	162,540
Securities lending income	211
Total assets	158,911,483

Liabilities:
Payable for:
Return of securities lending collateral	744,237
Management fees	90,255
Transfer agent and administrative fees	32,372
Distribution and service fees	30,755
Fund shares redeemed	19,999
Portfolio accounting fees	12,034
Trustees’ fees*	2,165
Miscellaneous	153,462
Total liabilities	1,085,279
Commitments and contingent liabilities (Note 12)	—
Net assets	$157,826,204

Net assets consist of:
Paid in capital	$137,102,305
Total distributable earnings (loss)	20,723,899
Net assets	$157,826,204

A-Class:
Net assets	$1,867,500
Capital shares outstanding	26,617
Net asset value per share	$70.16
Maximum offering price per share (Net asset value divided by 95.25%)	$73.66

C-Class:
Net assets	$1,690,063
Capital shares outstanding	27,863
Net asset value per share	$60.66

H-Class:
Net assets	$154,268,641
Capital shares outstanding	2,202,292
Net asset value per share	$70.05

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$766,241
Interest	89
Income from securities lending, net	10,860
Total investment income	777,190

Expenses:
Management fees	284,033
Distribution and service fees:
A-Class	2,537
C-Class	7,464
H-Class	90,275
Transfer agent and administrative fees	102,785
Portfolio accounting fees	37,873
Professional fees	9,377
Custodian fees	4,800
Trustees’ fees*	1,528
Line of credit fees	204
Miscellaneous	48,755
Total expenses	589,631
Net investment income	187,559

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,068,767
Net realized gain	1,068,767
Net change in unrealized appreciation (depreciation) on:
Investments	23,654,933
Net change in unrealized appreciation (depreciation)	23,654,933
Net realized and unrealized gain	24,723,700
Net increase in net assets resulting from operations	$24,911,259

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$187,559	$53,489
Net realized gain on investments	1,068,767	93,505
Net change in unrealized appreciation (depreciation) on investments	23,654,933	(2,510,628)
Net increase (decrease) in net assets resulting from operations	24,911,259	(2,363,634)

Distributions to shareholders:
A-Class	(543)	—
C-Class	(537)	—
H-Class	(27,686)	—
Total distributions to shareholders	(28,766)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	1,287,192	2,888,368
C-Class	1,653,870	801,208
H-Class	284,454,714	151,848,364
Distributions reinvested
A-Class	492	—
C-Class	456	—
H-Class	27,659	—
Cost of shares redeemed
A-Class	(981,623)	(2,875,817)
C-Class	(1,321,500)	(1,579,032)
H-Class	(155,253,673)	(159,616,730)
Net increase (decrease) from capital share transactions	129,867,587	(8,533,639)
Net increase (decrease) in net assets	154,750,080	(10,897,273)

Net assets:
Beginning of year	3,076,124	13,973,397
End of year	$157,826,204	$3,076,124

Capital share activity:
Shares sold
A-Class	22,547	56,905
C-Class	32,691	22,021
H-Class	5,152,410	2,970,212
Shares issued from reinvestment of distributions
A-Class	9	—
C-Class	9	—
H-Class	486	—
Shares redeemed
A-Class	(20,488)	(55,665)
C-Class	(31,471)	(36,039)
H-Class	(3,003,708)	(3,129,154)
Net increase (decrease) in shares	2,152,485	(171,720)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$30.53	$51.62	$53.32	$51.39	$42.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.34	(.04)	.02	(.08)
Net gain (loss) on investments (realized and unrealized)	39.45	(21.43)	(.17)	2.89	9.14
Total from investment operations	39.65	(21.09)	(.21)	2.91	9.06
Less distributions from:
Net investment income	(.02)	—	(.02)	—	(.10)
Net realized gains	—	—	(1.47)	(.98)	—
Total distributions	(.02)	—	(1.49)	(.98)	(.10)
Net asset value, end of period	$70.16	$30.53	$51.62	$53.32	$51.39

Total Return[b]	129.91%	(40.86%)	(0.16%)	5.63%	21.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,868	$749	$1,203	$1,084	$2,957
Ratios to average net assets:
Net investment income (loss)	0.41%	0.68%	(0.07%)	0.03%	(0.17%)
Total expenses	1.59%	1.63%	1.62%	1.54%	1.53%
Portfolio turnover rate	454%	993%	558%	506%	628%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$26.59	$45.31	$47.35	$46.08	$38.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.05)	(.41)	(.29)	(.36)
Net gain (loss) on investments (realized and unrealized)	34.22	(18.67)	(.14)	2.54	8.21
Total from investment operations	34.09	(18.72)	(.55)	2.25	7.85
Less distributions from:
Net investment income	(.02)	—	(.02)	—	(.10)
Net realized gains	—	—	(1.47)	(.98)	—
Total distributions	(.02)	—	(1.49)	(.98)	(.10)
Net asset value, end of period	$60.66	$26.59	$45.31	$47.35	$46.08

Total Return[b]	128.24%	(41.32%)	(0.88%)	4.82%	20.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,690	$708	$1,842	$1,859	$3,266
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.12%)	(0.85%)	(0.62%)	(0.85%)
Total expenses	2.34%	2.37%	2.37%	2.28%	2.28%
Portfolio turnover rate	454%	993%	558%	506%	628%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$30.48	$51.54	$53.25	$51.33	$42.38
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.20	(.07)	.04	(.07)
Net gain (loss) on investments (realized and unrealized)	39.28	(21.26)	(.15)	2.86	9.12
Total from investment operations	39.59	(21.06)	(.22)	2.90	9.05
Less distributions from:
Net investment income	(.02)	—	(.02)	—	(.10)
Net realized gains	—	—	(1.47)	(.98)	—
Total distributions	(.02)	—	(1.49)	(.98)	(.10)
Net asset value, end of period	$70.05	$30.48	$51.54	$53.25	$51.33

Total Return	129.92%	(40.86%)	(0.16%)	5.58%	21.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,269	$1,618	$10,928	$7,888	$21,143
Ratios to average net assets:
Net investment income (loss)	0.51%	0.39%	(0.13%)	0.08%	(0.16%)
Total expenses	1.54%	1.63%	1.62%	1.53%	1.53%
Portfolio turnover rate	454%	993%	558%	506%	628%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2021, S&P SmallCap 600® Pure Growth Fund H-Class return was 103.49%, compared with a return of 107.53% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Information Technology, and Health Care.

The holdings contributing the most to the return of the underlying index for the period were Sleep Number Corp., Kinsale Capital Group, Inc., and LGI Homes, Inc. The holdings detracting the most from return were eHealth, Inc., Zynex, Inc., and Safehold, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Fulgent Genetics, Inc.	2.6%
Mr Cooper Group, Inc.	2.0%
MarineMax, Inc.	1.9%
Big Lots, Inc.	1.9%
iRobot Corp.	1.8%
Vista Outdoor, Inc.	1.7%
Glu Mobile, Inc.	1.7%
Sleep Number Corp.	1.6%
MicroStrategy, Inc. — Class A	1.6%
Community Health Systems, Inc.	1.6%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	103.49%	13.71%	10.67%
A-Class Shares with sales charge‡	93.81%	12.60%	10.13%
C-Class Shares	102.00%	12.85%	9.84%
C-Class Shares with CDSC§	101.00%	12.85%	9.84%
H-Class Shares	103.49%	13.70%	10.66%
S&P SmallCap 600 Pure Growth Index	107.53%	15.78%	12.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 29.0%
Fulgent Genetics, Inc.*,1	8,180	$790,351
Community Health Systems, Inc.*	35,930	485,774
Medifast, Inc.	1,904	403,305
Meridian Bioscience, Inc.*	14,530	381,412
Alarm.com Holdings, Inc.*	4,337	374,630
Celsius Holdings, Inc.*	7,560	363,258
R1 RCM, Inc.*	13,830	341,325
Corcept Therapeutics, Inc.*	14,181	337,366
Rent-A-Center, Inc.	5,144	296,603
Zynex, Inc.*,1	18,880	288,298
Coherus Biosciences, Inc.*	19,730	288,255
Collegium Pharmaceutical, Inc.*	11,260	266,862
Ensign Group, Inc.	2,770	259,937
National Beverage Corp.	5,190	253,843
Pacira BioSciences, Inc.*	3,570	250,222
Pennant Group, Inc.*	5,439	249,106
NeoGenomics, Inc.*	5,149	248,336
Merit Medical Systems, Inc.*	4,050	242,514
B&G Foods, Inc.[1]	7,430	230,776
Vericel Corp.*	4,110	228,311
Green Dot Corp. — Class A*	4,930	225,745
Innoviva, Inc.*	18,871	225,508
Supernus Pharmaceuticals, Inc.*	8,240	215,723
Xencor, Inc.*	4,460	192,048
ModivCare, Inc.*	1,280	189,594
Arlo Technologies, Inc.*	23,490	147,517
Cytokinetics, Inc.*	5,900	137,234
REGENXBIO, Inc.*	3,744	127,708
Luminex Corp.	3,780	120,582
Omnicell, Inc.*	910	118,182
Addus HomeCare Corp.*	1,094	114,421
WD-40 Co.	350	107,163
EVERTEC, Inc.	2,547	94,799
Tactile Systems Technology, Inc.*	1,690	92,088
LeMaitre Vascular, Inc.	1,818	88,682
Forrester Research, Inc.*	1,880	79,862
Heska Corp.*	470	79,176
Total Consumer, Non-cyclical		8,936,516

Consumer, Cyclical - 18.8%
MarineMax, Inc.*	12,070	595,775
Big Lots, Inc.	8,612	588,200
iRobot Corp.*	4,560	557,141
Vista Outdoor, Inc.*	16,480	528,514
Sleep Number Corp.*	3,462	496,762
Century Communities, Inc.*	7,260	437,923
Hibbett Sports, Inc.*	6,220	428,496
LGI Homes, Inc.*	2,698	402,838
Crocs, Inc.*	3,937	316,732
Installed Building Products, Inc.	2,560	283,853
Meritage Homes Corp.*	2,490	228,881
Lumber Liquidators Holdings, Inc.*	8,840	222,061
Dine Brands Global, Inc.*	2,040	183,661
PetMed Express, Inc.	3,960	139,293
LCI Industries	842	111,380
Shake Shack, Inc. — Class A*	968	109,161
Dorman Products, Inc.*	1,020	104,693
Tupperware Brands Corp.*	2,860	75,532
Total Consumer, Cyclical		5,810,896

Financial - 16.0%
Mr Cooper Group, Inc.*	18,090	628,808
Innovative Industrial Properties, Inc. REIT	2,436	438,870
St. Joe Co.	9,506	407,807
StoneX Group, Inc.*	5,344	349,391
Safehold, Inc. REIT	4,673	327,577
Brightsphere Investment Group, Inc.	13,890	283,078
Trupanion, Inc.*	3,590	273,594
Axos Financial, Inc.*	5,290	248,683
Triumph Bancorp, Inc.*	3,130	242,231
Virtus Investment Partners, Inc.	1,003	236,207
HCI Group, Inc.	2,880	221,242
Palomar Holdings, Inc.*	3,160	211,846
ServisFirst Bancshares, Inc.	3,201	196,317
Walker & Dunlop, Inc.	1,759	180,720
eHealth, Inc.*	2,331	169,534
Essential Properties Realty Trust, Inc. REIT	6,959	158,874
PRA Group, Inc.*	3,460	128,262
NMI Holdings, Inc. — Class A*	5,374	127,041
Community Healthcare Trust, Inc. REIT	2,064	95,192
Total Financial		4,925,274

Technology - 13.7%
Glu Mobile, Inc.*	41,132	513,327
MicroStrategy, Inc. — Class A*	730	495,524
Simulations Plus, Inc.	4,810	304,184
SPS Commerce, Inc.*	2,777	275,784
TTEC Holdings, Inc.	2,527	253,837
Ultra Clean Holdings, Inc.*	4,219	244,871
FormFactor, Inc.*	5,000	225,550
Onto Innovation, Inc.*	3,100	203,701
CEVA, Inc.*	3,320	186,418
Power Integrations, Inc.	2,072	168,827
LivePerson, Inc.*	3,160	166,658
Diodes, Inc.*	2,034	162,394
Ebix, Inc.	4,720	151,182
Agilysys, Inc.*	3,032	145,415
8x8, Inc.*	4,475	145,169
Cohu, Inc.*	3,100	129,704
Allscripts Healthcare Solutions, Inc.*	8,300	124,625
ExlService Holdings, Inc.*	1,350	121,716
Tabula Rasa HealthCare, Inc.*,1	2,340	107,757
OneSpan, Inc.*	3,680	90,160
Total Technology		4,216,803

Industrial - 12.0%
Chart Industries, Inc.*	2,530	360,145
Saia, Inc.*	1,392	320,967
Advanced Energy Industries, Inc.	2,689	293,558
Comfort Systems USA, Inc.	3,770	281,883
AeroVironment, Inc.*	2,250	261,135

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Patrick Industries, Inc.	3,014	$256,190
Vicor Corp.*	2,901	246,672
PGT Innovations, Inc.*	8,800	222,200
AAON, Inc.	2,466	172,645
Matson, Inc.	2,460	164,082
Proto Labs, Inc.*	1,190	144,883
Gibraltar Industries, Inc.*	1,550	141,840
Alamo Group, Inc.	886	138,349
Forward Air Corp.	1,517	134,725
Exponent, Inc.	1,377	134,189
Marten Transport Ltd.	7,090	120,317
Federal Signal Corp.	3,045	116,624
Franklin Electric Company, Inc.	1,259	99,385
Badger Meter, Inc.	1,020	94,932
Total Industrial		3,704,721

Communications - 5.5%
TechTarget, Inc.*	5,228	363,085
Stamps.com, Inc.*	1,662	331,586
Shutterstock, Inc.	2,817	250,826
Cincinnati Bell, Inc.*	9,942	152,609
QuinStreet, Inc.*	7,505	152,351
Vonage Holdings Corp.*	12,028	142,171
Perficient, Inc.*	2,296	134,821
NIC, Inc.	2,697	91,509
Viavi Solutions, Inc.*	5,780	90,746
Total Communications		1,709,704

Energy - 3.3%
Renewable Energy Group, Inc.*	6,950	458,978
Bonanza Creek Energy, Inc.*	12,500	446,625
DMC Global, Inc.*	2,050	111,233
Total Energy		1,016,836
Basic Materials - 1.2%
Quaker Chemical Corp.	840	$204,767
Livent Corp.*	9,530	165,059
Total Basic Materials		369,826

Total Common Stocks
(Cost $23,474,186)		30,690,576

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$132,126	132,126
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	60,071	60,071
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	54,824	54,824
Total Repurchase Agreements
(Cost $247,021)		247,021

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	1,068,144	1,068,144
Total Securities Lending Collateral
(Cost $1,068,144)		1,068,144

Total Investments - 103.8%
(Cost $24,789,351)		$32,005,741
Other Assets & Liabilities, net - (3.8)%		(1,158,091)
Total Net Assets - 100.0%		$30,847,650

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,690,576	$—	$—	$30,690,576
Repurchase Agreements	—	247,021	—	247,021
Securities Lending Collateral	1,068,144	—	—	1,068,144
Total Assets	$31,758,720	$247,021	$—	$32,005,741

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $1,078,312 of securities loaned (cost $24,542,330)	$31,758,720
Repurchase agreements, at value (cost $247,021)	247,021
Receivables:
Securities sold	784,294
Fund shares sold	117,451
Dividends	17,457
Securities lending income	1,721
Total assets	32,926,664

Liabilities:
Payable for:
Return of securities lending collateral	1,068,144
Fund shares redeemed	885,340
Management fees	32,856
Distribution and service fees	12,223
Transfer agent and administrative fees	11,784
Portfolio accounting fees	4,381
Trustees’ fees*	887
Miscellaneous	63,399
Total liabilities	2,079,014
Commitments and contingent liabilities (Note 12)	—
Net assets	$30,847,650

Net assets consist of:
Paid in capital	$21,979,990
Total distributable earnings (loss)	8,867,660
Net assets	$30,847,650

A-Class:
Net assets	$3,447,756
Capital shares outstanding	38,641
Net asset value per share	$89.23
Maximum offering price per share (Net asset value divided by 95.25%)	$93.68

C-Class:
Net assets	$2,328,596
Capital shares outstanding	30,011
Net asset value per share	$77.59

H-Class:
Net assets	$25,071,298
Capital shares outstanding	281,052
Net asset value per share	$89.21

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$139,371
Interest	70
Income from securities lending, net	14,931
Total investment income	154,372

EXPENSES:
Management fees	219,671
Distribution and service fees:
A-Class	6,975
C-Class	14,972
H-Class	62,505
Transfer agent and administrative fees	79,939
Portfolio accounting fees	29,291
Professional fees	9,074
Custodian fees	3,772
Trustees’ fees*	1,861
Line of credit fees	145
Miscellaneous	36,705
Total expenses	464,910
Net investment loss	(310,538)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,147,682
Net realized gain	6,147,682
Net change in unrealized appreciation (depreciation) on:
Investments	7,971,113
Net change in unrealized appreciation (depreciation)	7,971,113
Net realized and unrealized gain	14,118,795
Net increase in net assets resulting from operations	$13,808,257

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(310,538)	$(73,979)
Net realized gain (loss) on investments	6,147,682	(384,045)
Net change in unrealized appreciation (depreciation) on investments	7,971,113	(2,835,633)
Net increase (decrease) in net assets resulting from operations	13,808,257	(3,293,657)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,066,328	719,908
C-Class	1,838,147	378,469
H-Class	184,102,636	56,396,230
Cost of shares redeemed
A-Class	(4,727,157)	(1,307,711)
C-Class	(1,154,354)	(595,749)
H-Class	(172,363,238)	(59,193,712)
Net increase (decrease) from capital share transactions	12,762,362	(3,602,565)
Net increase (decrease) in net assets	26,570,619	(6,896,222)

Net assets:
Beginning of year	4,277,031	11,173,253
End of year	$30,847,650	$4,277,031

Capital share activity:
Shares sold
A-Class	72,794	11,355
C-Class	30,205	6,675
H-Class	2,423,701	877,834
Shares redeemed
A-Class	(60,805)	(21,456)
C-Class	(17,857)	(10,753)
H-Class	(2,198,078)	(937,806)
Net increase (decrease) in shares	249,960	(74,151)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$43.85	$65.22	$71.79	$65.58	$52.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.44)	(.70)	(.63)	(.41)
Net gain (loss) on investments (realized and unrealized)	46.00	(20.93)	(.94)	9.35	13.71
Total from investment operations	45.38	(21.37)	(1.64)	8.72	13.30
Less distributions from:
Net realized gains	—	—	(4.93)	(2.51)	—
Total distributions	—	—	(4.93)	(2.51)	—
Net asset value, end of period	$89.23	$43.85	$65.22	$71.79	$65.58

Total Return[b]	103.49%	(32.77%)	(2.34%)	13.41%	25.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,448	$1,169	$2,397	$1,857	$2,526
Ratios to average net assets:
Net investment income (loss)	(0.86%)	(0.69%)	(0.93%)	(0.91%)	(0.71%)
Total expenses	1.58%	1.63%	1.62%	1.53%	1.52%
Portfolio turnover rate	752%	628%	421%	643%	818%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$38.41	$57.57	$64.43	$59.55	$47.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.79)	(1.16)	(.96)	(.79)
Net gain (loss) on investments (realized and unrealized)	40.14	(18.37)	(.77)	8.35	12.52
Total from investment operations	39.18	(19.16)	(1.93)	7.39	11.73
Less distributions from:
Net realized gains	—	—	(4.93)	(2.51)	—
Total distributions	—	—	(4.93)	(2.51)	—
Net asset value, end of period	$77.59	$38.41	$57.57	$64.43	$59.55

Total Return[b]	102.00%	(33.28%)	(3.06%)	12.52%	24.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,329	$678	$1,252	$2,354	$3,054
Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.43%)	(1.70%)	(1.52%)	(1.48%)
Total expenses	2.33%	2.38%	2.36%	2.28%	2.28%
Portfolio turnover rate	752%	628%	421%	643%	818%

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$43.84	$65.21	$71.78	$65.58	$52.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.86)	(.40)	(.77)	(.55)	(.44)
Net gain (loss) on investments (realized and unrealized)	46.23	(20.97)	(.87)	9.26	13.75
Total from investment operations	45.37	(21.37)	(1.64)	8.71	13.31
Less distributions from:
Net realized gains	—	—	(4.93)	(2.51)	—
Total distributions	—	—	(4.93)	(2.51)	—
Net asset value, end of period	$89.21	$43.84	$65.21	$71.78	$65.58

Total Return	103.49%	(32.77%)	(2.33%)	13.38%	25.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,071	$2,430	$7,525	$15,523	$31,750
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(0.63%)	(0.99%)	(0.80%)	(0.75%)
Total expenses	1.54%	1.63%	1.61%	1.53%	1.53%
Portfolio turnover rate	752%	628%	421%	643%	818%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended March 31, 2021, S&P SmallCap 600® Pure Value Fund H-Class returned 149.16%, compared with a return of 156.94% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Industrials, and Energy.

The holdings contributing the most to the return of the underlying index for the period were Renewable Energy Group, Inc., Atlas Air Worldwide Holdings, Inc., and MarineMax, Inc. The holdings detracting the most from return were CoreCivic, Inc., Oasis Petroleum, Inc., and KLX Energy Services Holdings, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Veritiv Corp.	1.9%
Olympic Steel, Inc.	1.5%
Aaron’s Company, Inc.	1.4%
Conn’s, Inc.	1.3%
CONSOL Energy, Inc.	1.3%
Green Plains, Inc.	1.2%
Greenbrier Companies, Inc.	1.2%
SunCoke Energy, Inc.	1.2%
US Concrete, Inc.	1.1%
G-III Apparel Group Ltd.	1.1%
Top Ten Total	13.2%

“Ten Largest Holdings” excludes any temporary cash investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	149.04%	7.72%	6.79%
A-Class Shares with sales charge‡	137.21%	6.68%	6.27%
C-Class Shares	147.34%	6.93%	5.99%
C-Class Shares with CDSC§	146.34%	6.93%	5.99%
H-Class Shares	149.16%	7.75%	6.79%
S&P SmallCap 600 Pure Value Index	156.94%	10.35%	9.38%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.5%

Financial - 23.6%
Customers Bancorp, Inc.*	10,013	$318,614
Hanmi Financial Corp.	14,765	291,313
Realogy Holdings Corp.*	18,589	281,252
United Insurance Holdings Corp.	37,224	268,385
Stewart Information Services Corp.	5,087	264,677
Boston Private Financial Holdings, Inc.	19,724	262,724
Universal Insurance Holdings, Inc.	18,032	258,579
Employers Holdings, Inc.	5,992	258,015
American Equity Investment Life Holding Co.	8,112	255,771
EZCORP, Inc. — Class A*	51,131	254,121
United Fire Group, Inc.	7,151	248,855
Investors Bancorp, Inc.	16,080	236,215
Enova International, Inc.*	6,570	233,104
Dime Community Bancshares, Inc.	7,730	232,982
Encore Capital Group, Inc.*	5,459	219,615
First Midwest Bancorp, Inc.	9,526	208,715
Hope Bancorp, Inc.	13,790	207,677
Simmons First National Corp. — Class A	6,978	207,037
GEO Group, Inc. REIT[1]	26,655	206,843
First Financial Bancorp	8,355	200,520
Central Pacific Financial Corp.	7,499	200,073
Assured Guaranty Ltd.	4,577	193,516
SiriusPoint Ltd.*	19,018	193,413
Office Properties Income Trust REIT	6,664	183,393
Provident Financial Services, Inc.	7,938	176,859
RPT Realty REIT	15,251	174,014
Northfield Bancorp, Inc.	10,279	163,642
First BanCorp	13,790	155,275
First Commonwealth Financial Corp.	10,488	150,713
Diversified Healthcare Trust REIT	31,487	150,508
Ameris Bancorp	2,861	150,231
WSFS Financial Corp.	2,860	142,399
S&T Bancorp, Inc.	4,195	140,533
Renasant Corp.	3,337	138,085
Horace Mann Educators Corp.	3,187	137,710
OFG Bancorp	6,061	137,100
Ready Capital Corp. REIT	10,209	137,005
Franklin Street Properties Corp. REIT	25,055	136,550
PennyMac Mortgage Investment Trust REIT	6,885	134,946
Banner Corp.	2,410	128,525
Allegiance Bancshares, Inc.	3,024	122,593
Veritex Holdings, Inc.	3,719	121,686
BankUnited, Inc.	2,720	119,544
Old National Bancorp	5,981	115,673
HomeStreet, Inc.	2,561	112,863
Eagle Bancorp, Inc.	2,052	109,187
Apollo Commercial Real Estate Finance, Inc. REIT	7,209	100,710
Acadia Realty Trust REIT	5,261	99,801
Safety Insurance Group, Inc.	1,136	95,708
Whitestone REIT — Class B	9,793	94,992
First Bancorp	2,122	92,307
Waddell & Reed Financial, Inc. — Class A	3,649	91,407
Independent Bank Group, Inc.	1,229	88,783
DiamondRock Hospitality Co. REIT*	8,192	84,377
Total Financial		9,489,135

Consumer, Cyclical - 22.3%
Veritiv Corp.*	17,870	760,190
Conn’s, Inc.*	26,771	520,696
G-III Apparel Group Ltd.*	14,602	440,104
ODP Corp.*	9,085	393,290
Daktronics, Inc.*	59,818	375,059
M/I Homes, Inc.*	6,328	373,795
Signet Jewelers Ltd.*	5,957	345,387
Cato Corp. — Class A*	28,277	339,324
Group 1 Automotive, Inc.	2,053	323,943
Vera Bradley, Inc.*	29,725	300,222
Bed Bath & Beyond, Inc.*	9,723	283,425
Asbury Automotive Group, Inc.*	1,367	268,615
Unifi, Inc.*	9,746	268,600
GMS, Inc.*	6,397	267,075
Resideo Technologies, Inc.*	9,411	265,861
Abercrombie & Fitch Co. — Class A*	7,696	264,050
Genesco, Inc.*	5,528	262,580
Barnes & Noble Education, Inc.*	31,290	254,701
ScanSource, Inc.*	8,286	248,166
Core-Mark Holding Company, Inc.	6,050	234,074
Shoe Carnival, Inc.	3,593	222,335
Michaels Companies, Inc.*	9,862	216,372
Chico’s FAS, Inc.*	63,160	209,060
Sally Beauty Holdings, Inc.*	10,210	205,527
SkyWest, Inc.*	3,477	189,427
PC Connection, Inc.	3,847	178,462
Sonic Automotive, Inc. — Class A	3,569	176,915
Cooper Tire & Rubber Co.	2,770	155,065
Interface, Inc. — Class A	12,134	151,432
Marcus Corp.*	6,721	134,353
Ethan Allen Interiors, Inc.	4,508	124,466
Motorcar Parts of America, Inc.*	4,705	105,862
HNI Corp.	2,640	104,439
Total Consumer, Cyclical		8,962,872

Industrial - 19.0%
Olympic Steel, Inc.	20,898	615,446
Greenbrier Companies, Inc.	10,037	473,947
US Concrete, Inc.*	6,224	456,344
Bel Fuse, Inc. — Class B	20,688	411,484
ArcBest Corp.	5,829	410,187
Granite Construction, Inc.	9,688	389,942
Benchmark Electronics, Inc.	11,450	354,034
Sanmina Corp.*	8,495	351,523
Griffon Corp.	11,983	325,578
DXP Enterprises, Inc.*	9,793	295,455
Powell Industries, Inc.	8,494	287,692
Boise Cascade Co.	4,693	280,782
O-I Glass, Inc.*	18,980	279,765
Apogee Enterprises, Inc.	6,745	275,736
Comtech Telecommunications Corp.	9,769	242,662
Atlas Air Worldwide Holdings, Inc.*	3,999	241,699

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
AAR Corp.*	5,795	$241,362
TTM Technologies, Inc.*	15,993	231,899
Aegion Corp. — Class A*	7,996	229,885
Haynes International, Inc.	7,568	224,543
TimkenSteel Corp.*	18,438	216,646
SEACOR Holdings, Inc.*	4,453	181,460
Hub Group, Inc. — Class A*	2,690	180,983
Matthews International Corp. — Class A	3,302	130,594
Encore Wire Corp.	1,924	129,158
Trinseo S.A.	1,993	126,894
Tredegar Corp.	3,059	45,916
Total Industrial		7,631,616

Consumer, Non-cyclical - 12.7%
Aaron’s Company, Inc.	21,660	556,229
CoreCivic, Inc.	47,631	431,060
Seneca Foods Corp. — Class A*	8,657	407,658
Andersons, Inc.	14,834	406,155
Fresh Del Monte Produce, Inc.	14,035	401,822
SpartanNash Co.	19,087	374,678
Magellan Health, Inc.*	3,315	309,090
Kelly Services, Inc. — Class A*	13,454	299,621
Universal Corp.	4,879	287,812
ABM Industries, Inc.	4,438	226,382
Invacare Corp.	26,586	213,220
Edgewell Personal Care Co.	5,210	206,316
Cross Country Healthcare, Inc.*	16,131	201,476
Lannett Company, Inc.*	37,978	200,524
Resources Connection, Inc.	14,590	197,549
Deluxe Corp.	3,510	147,280
TrueBlue, Inc.*	5,748	126,571
Prestige Consumer Healthcare, Inc.*	2,500	110,200
Total Consumer, Non-cyclical		5,103,643

Energy - 10.8%
CONSOL Energy, Inc.*	53,286	517,940
Green Plains, Inc.*	17,917	485,013
SunCoke Energy, Inc.	67,401	472,481
ProPetro Holding Corp.*	34,970	372,780
Matrix Service Co.*	26,574	348,385
SM Energy Co.	17,964	294,071
Helix Energy Solutions Group, Inc.*	57,934	292,567
Callon Petroleum Co.*,1	7,220	278,331
Talos Energy, Inc.*	19,829	238,741
US Silica Holdings, Inc.*	16,903	207,738
PBF Energy, Inc. — Class A*	12,679	179,408
NOW, Inc.*	13,756	138,798
Nabors Industries Ltd.*,1	1,483	138,586
Oil States International, Inc.*	19,773	119,231
Penn Virginia Corp.*	8,147	109,170
Bristow Group, Inc.*	3,594	93,013
Warrior Met Coal, Inc.	4,206	72,049
Total Energy		4,358,302

Basic Materials - 5.1%
Mercer International, Inc.	22,749	327,358
AdvanSix, Inc.*	12,169	326,373
Clearwater Paper Corp.*	8,170	307,355
Rayonier Advanced Materials, Inc.*	33,492	303,772
Carpenter Technology Corp.	7,150	294,222
Koppers Holdings, Inc.*	7,972	277,107
Allegheny Technologies, Inc.*	7,070	148,894
Glatfelter Corp.	4,577	78,496
Total Basic Materials		2,063,577

Communications - 4.0%
Consolidated Communications Holdings, Inc.*	57,887	416,786
Scholastic Corp.	9,828	295,921
EW Scripps Co. — Class A	13,246	255,250
AMC Networks, Inc. — Class A*	3,012	160,118
Spok Holdings, Inc.	13,578	142,433
Gannett Company, Inc.*	25,263	135,915
NETGEAR, Inc.*	2,365	97,202
ePlus, Inc.*	882	87,883
Total Communications		1,591,508

Technology - 1.0%
Insight Enterprises, Inc.*	2,954	281,871
MTS Systems Corp.*	1,623	94,458
BM Technologies, Inc.*	428	4,986
Total Technology		381,315

Total Common Stocks
(Cost $35,306,115)		39,581,968

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	$176,712	176,712
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	80,342	80,342
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	73,325	73,325
Total Repurchase Agreements
(Cost $330,379)		330,379

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[4]	332,723	$332,723
Total Securities Lending Collateral
(Cost $332,723)		332,723

Total Investments - 100.1%
(Cost $35,969,217)		$40,245,070
Other Assets & Liabilities, net - (0.1)%		(31,640)
Total Net Assets - 100.0%		$40,213,430

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$39,581,968	$—	$—	$39,581,968
Repurchase Agreements	—	330,379	—	330,379
Securities Lending Collateral	332,723	—	—	332,723
Total Assets	$39,914,691	$330,379	$—	$40,245,070

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $330,025 of securities loaned (cost $35,638,838)	$39,914,691
Repurchase agreements, at value (cost $330,379)	330,379
Receivables:
Fund shares sold	445,070
Dividends	30,590
Securities lending income	142
Total assets	40,720,872

Liabilities:
Payable for:
Return of securities lending collateral	332,723
Management fees	42,995
Fund shares redeemed	15,985
Transfer agent and administrative fees	15,421
Distribution and service fees	15,074
Portfolio accounting fees	5,733
Trustees’ fees*	1,112
Miscellaneous	78,399
Total liabilities	507,442
Commitments and contingent liabilities (Note 12)	—
Net assets	$40,213,430

Net assets consist of:
Paid in capital	$50,249,965
Total distributable earnings (loss)	(10,036,535)
Net assets	$40,213,430

A-Class:
Net assets	$3,242,145
Capital shares outstanding	19,301
Net asset value per share	$167.98
Maximum offering price per share (Net asset value divided by 95.25%)	$176.36

C-Class:
Net assets	$1,472,491
Capital shares outstanding	10,388
Net asset value per share	$141.75

H-Class:
Net assets	$35,498,794
Capital shares outstanding	211,861
Net asset value per share	$167.56

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $254)	$168,282
Interest	28
Income from securities lending, net	6,918
Total investment income	175,228

Expenses:
Management fees	96,915
Distribution and service fees:
A-Class	2,972
C-Class	6,129
H-Class	27,800
Transfer agent and administrative fees	35,374
Portfolio accounting fees	12,923
Professional fees	2,943
Custodian fees	1,700
Trustees’ fees*	1,161
Line of credit fees	32
Miscellaneous	17,609
Total expenses	205,558
Net investment loss	(30,330)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,205,696)
Net realized loss	(6,205,696)
Net change in unrealized appreciation (depreciation) on:
Investments	4,636,470
Net change in unrealized appreciation (depreciation)	4,636,470
Net realized and unrealized loss	(1,569,226)
Net decrease in net assets resulting from operations	$(1,599,556)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(30,330)	$(52,458)
Net realized loss on investments	(6,205,696)	(777,560)
Net change in unrealized appreciation (depreciation) on investments	4,636,470	(1,353,130)
Net decrease in net assets resulting from operations	(1,599,556)	(2,183,148)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,465,579	1,507,622
C-Class	1,663,534	873,764
H-Class	203,832,028	136,769,330
Cost of shares redeemed
A-Class	(1,084,818)	(1,281,826)
C-Class	(1,347,358)	(1,203,729)
H-Class	(166,730,073)	(142,913,535)
Net increase (decrease) from capital share transactions	38,798,892	(6,248,374)
Net increase (decrease) in net assets	37,199,336	(8,431,522)

Net assets:
Beginning of year	3,014,094	11,445,616
End of year	$40,213,430	$3,014,094

Capital share activity:*
Shares sold
A-Class	15,794	13,594
C-Class	14,505	11,634
H-Class	1,508,948	1,100,304
Shares redeemed
A-Class	(10,365)	(10,001)
C-Class	(14,088)	(11,191)
H-Class	(1,319,497)	(1,148,134)
Net increase (decrease) in shares	195,297	(43,794)

*	Capital share activity for the year ended March 31, 2020 has been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$67.45	$129.32	$138.22	$136.22	$115.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.50)	.30	(.40)	(.70)
Net gain (loss) on investments (realized and unrealized)	100.67 [d]	(61.37)	(9.20)	2.40	21.14
Total from investment operations	100.53	(61.87)	(8.90)	2.00	20.44
Net asset value, end of period	$167.98	$67.45	$129.32	$138.22	$136.22

Total Return[b]	149.04%	(47.83%)	(6.44%)	1.47%	17.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,242	$936	$1,329	$762	$1,720
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.42%)	0.21%	(0.30%)	(0.50%)
Total expenses	1.59%	1.63%	1.62%	1.53%	1.53%
Portfolio turnover rate	1,503%	1,104%	534%	1,832%	1,449%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$57.31	$110.69	$119.22	$118.40	$101.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(1.25)	(.65)	(1.05)	(1.40)
Net gain (loss) on investments (realized and unrealized)	84.84 [d]	(52.13)	(7.88)	1.87	18.39
Total from investment operations	84.44	(53.38)	(8.53)	.82	16.99
Net asset value, end of period	$141.75	$57.31	$110.69	$119.22	$118.40

Total Return[b]	147.34%	(48.24%)	(7.13%)	0.68%	16.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,472	$571	$1,055	$1,532	$1,778
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.20%)	(0.53%)	(0.90%)	(1.26%)
Total expenses	2.34%	2.38%	2.36%	2.28%	2.28%
Portfolio turnover rate	1,503%	1,104%	534%	1,832%	1,449%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$67.25	$129.01	$137.86	$135.65	$115.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.55)	.10	(.45)	(.60)
Net gain (loss) on investments (realized and unrealized)	100.44 [d]	(61.21)	(8.95)	2.66	20.90
Total from investment operations	100.31	(61.76)	(8.85)	2.21	20.30
Net asset value, end of period	$167.56	$67.25	$129.01	$137.86	$135.65

Total Return	149.16%	(47.87%)	(6.42%)	1.62%	17.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,499	$1,507	$9,062	$7,595	$19,782
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.44%)	0.06%	(0.32%)	(0.47%)
Total expenses	1.55%	1.64%	1.62%	1.53%	1.53%
Portfolio turnover rate	1,503%	1,104%	534%	1,832%	1,449%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

For the one year period ended March 31, 2021, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund H-Class returned 42.96% while the underlying index returned 33.63% over the same period.

The sectors contributing most to the return of the underlying index for the period were Consumer Discretionary, Industrials, and Information Technology. The only sector to detract was Real Estate.

The holdings contributing the most to the return of the underlying index for the period were ASML Holding N.V. - Class G, LVMH Moet Hennessy Louis Vuitton SE, and Siemens AG. The holdings detracting the most from return were Wirecard AG, BP plc, and HSBC Holdings plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Country Diversification

Country	% of Long-Term Investments
United Kingdom	28.8%
France	21.4%
Switzerland	19.6%
Germany	14.6%
Netherlands	6.8%
Italy	2.6%
Denmark	2.4%
Other	3.8%
Total Long-Term Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	16.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	16.4%
Nestle S.A. ADR	2.2%
ASML Holding N.V. — Class G	1.8%
Roche Holding AG ADR	1.5%
Novartis AG ADR	1.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	1.2%
Unilever plc ADR	1.0%
Linde plc	1.0%
SAP SE ADR	0.9%
Top Ten Total	43.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	43.39%	7.00%	2.79%
A-Class Shares with sales charge‡	36.57%	5.97%	2.30%
C-Class Shares	41.93%	6.18%	1.92%
C-Class Shares with CDSC§	40.93%	6.18%	1.92%
H-Class Shares	42.96%	6.99%	2.69%
STOXX Europe 50 Index	33.63%	7.54%	4.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 32.3%

Consumer, Non-cyclical - 13.0%
Nestle S.A. ADR	327	$36,464
Roche Holding AG ADR	639	25,918
Novartis AG ADR	281	24,020
Unilever plc ADR	298	16,637
AstraZeneca plc ADR[1]	299	14,866
Novo Nordisk A/S ADR	192	12,945
Sanofi ADR	259	12,810
Diageo plc ADR	66	10,838
L’Oreal S.A. ADR	139	10,653
GlaxoSmithKline plc ADR	283	10,100
British American Tobacco plc ADR	243	9,414
Reckitt Benckiser Group plc ADR	411	7,476
Adyen N.V. ADR*	159	7,112
Bayer AG ADR	447	7,098
Anheuser-Busch InBev S.A. ADR	96	6,034
RELX plc ADR	224	5,636
Total Consumer, Non-cyclical		218,021

Financial - 3.9%
HSBC Holdings plc ADR	471	13,725
Allianz SE ADR	469	11,997
BNP Paribas S.A. ADR*,1	262	8,017
Zurich Insurance Group AG ADR	171	7,341
AXA S.A. ADR	235	6,359
Prudential plc ADR[1]	148	6,318
UBS Group AG	403	6,259
Intesa Sanpaolo SpA ADR*	345	5,628
Total Financial		65,644

Industrial - 3.0%
Siemens AG ADR[1]	170	13,990
Schneider Electric SE ADR	322	9,795
Airbus SE ADR*	263	7,466
Vinci S.A. ADR	269	6,935
ABB Ltd. ADR	203	6,186
Safran S.A. ADR*	173	5,889
Total Industrial		50,261

Basic Materials - 3.0%
Linde plc	59	16,529
Rio Tinto plc ADR	120	9,318
Air Liquide S.A. ADR	269	8,788
BASF SE ADR	417	8,636
BHP Group plc ADR	120	6,943
Total Basic Materials		50,214

Technology - 2.7%
ASML Holding N.V. — Class G	48	29,633
SAP SE ADR[1]	124	15,226
Total Technology		44,859

Consumer, Cyclical - 2.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	150	20,076
Daimler AG ADR	383	8,514
Adidas AG ADR*,1	42	6,594
Kering S.A. ADR	83	5,730
Total Consumer, Cyclical		40,914

Energy - 1.9%
Total SE ADR	298	13,869
BP plc ADR	384	9,350
Royal Dutch Shell plc — Class A ADR	233	9,136
Total Energy		32,355

Utilities - 1.3%
Enel SpA ADR	884	8,752
Iberdrola S.A. ADR[1]	167	8,635
National Grid plc ADR	80	4,739
Total Utilities		22,126

Communications - 1.1%
Deutsche Telekom AG ADR	368	7,448
Prosus N.V. ADR	253	5,624
Vodafone Group plc ADR	301	5,548
Total Communications		18,620

Total Common Stocks
(Cost $482,806)		543,014

MUTUAL FUNDS† - 32.9%
Guggenheim Strategy Fund II2	11,082	276,836
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	27,782	276,705
Total Mutual Funds
(Cost $552,516)		553,541

	Face Amount
U.S. TREASURY BILLS†† - 12.3%
U.S. Treasury Bills
0.01% due 04/22/21[3,4]	$207,000	206,999
Total U.S. Treasury Bills
(Cost $206,998)		206,999

REPURCHASE AGREEMENTS††,5 - 31.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	282,219	282,219
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	128,311	128,311
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	117,103	117,103
Total Repurchase Agreements
(Cost $527,633)		527,633

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[7]	30,559	$30,559
Total Securities Lending Collateral
(Cost $30,559)		30,559

Total Investments - 110.7%
(Cost $1,800,512)		$1,861,746
Other Assets & Liabilities, net - (10.7)%		(180,701)
Total Net Assets - 100.0%		$1,681,045

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	40	Jun 2021	$1,541,979	$25,568
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	11	Jun 2021	1,614,663	(15,786)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$543,014	$—	$—	$543,014
Mutual Funds	553,541	—	—	553,541
U.S. Treasury Bills	—	206,999	—	206,999
Repurchase Agreements	—	527,633	—	527,633
Securities Lending Collateral	30,559	—	—	30,559
Equity Futures Contracts**	25,568	—	—	25,568
Total Assets	$1,152,682	$734,632	$—	$1,887,314

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$15,786	$—	$—	$15,786

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$269,269	$120,000	$(120,000)	$(1,670)	$9,237	$276,836	11,082	$3,214
Guggenheim Ultra Short Duration Fund — Institutional Class	252,254	50,000	(30,000)	(304)	4,755	276,705	27,782	2,741
	$521,523	$170,000	$(150,000)	$(1,974)	$13,992	$553,541		$5,955

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $29,827 of securities loaned (cost $720,363)	$780,572
Investments in affiliated issuers, at value (cost $552,516)	553,541
Repurchase agreements, at value (cost $527,633)	527,633
Receivables:
Fund shares sold	58,305
Foreign tax reclaims	16,725
Dividends	1,537
Securities lending income	33
Total assets	1,938,346

Liabilities:
Overdraft due to custodian bank	6
Payable for:
Fund shares redeemed	215,610
Return of securities lending collateral	30,559
Variation margin on futures contracts	4,745
Management fees	1,348
Transfer agent and administrative fees	421
Distribution and service fees	406
Portfolio accounting fees	156
Trustees’ fees*	29
Miscellaneous	4,021
Total liabilities	257,301
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,681,045

Net assets consist of:
Paid in capital	$1,701,821
Total distributable earnings (loss)	(20,776)
Net assets	$1,681,045

A-Class:
Net assets	$129,642
Capital shares outstanding	1,371
Net asset value per share	$94.56
Maximum offering price per share (Net asset value divided by 95.25%)	$99.28

C-Class:
Net assets	$141,593
Capital shares outstanding	1,818
Net asset value per share	$77.88

H-Class:
Net assets	$1,409,810
Capital shares outstanding	15,069
Net asset value per share	$93.56

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,393)	$9,149
Dividends from securities of affiliated issuers	5,955
Interest	706
Income from securities lending, net	231
Total investment income	16,041

Expenses:
Management fees	17,058
Distribution and service fees:
A-Class	367
C-Class	683
H-Class	4,200
Transfer agent and administrative fees	5,331
Portfolio accounting fees	1,896
Registration fees	1,728
Professional fees	1,003
Custodian fees	468
Trustees’ fees*	428
Miscellaneous	923
Total expenses	34,085
Less:
Expenses waived by Adviser	(595)
Net expenses	33,490
Net investment loss	(17,449)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(54,116)
Investments in affiliated issuers	(1,974)
Futures contracts	574,857
Foreign currency transactions	12,656
Net realized gain	531,423
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	44,284
Investments in affiliated issuers	13,992
Futures contracts	(135,207)
Foreign currency translations	(295)
Net change in unrealized appreciation (depreciation)	(77,226)
Net realized and unrealized gain	454,197
Net increase in net assets resulting from operations	$436,748

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(17,449)	$61,455
Net realized gain on investments	531,423	140,578
Net change in unrealized appreciation (depreciation) on investments	(77,226)	(79,364)
Net increase in net assets resulting from operations	436,748	122,669

Distributions to shareholders:
A-Class	(3,005)	(1,228)
C-Class	(864)	(1,486)
H-Class	(64,304)	(58,704)
Total distributions to shareholders	(68,173)	(61,418)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,145,953	260,090
C-Class	758,238	1,532,352
H-Class	24,728,511	341,054,759
Distributions reinvested
A-Class	2,277	999
C-Class	864	1,157
H-Class	52,203	57,686
Cost of shares redeemed
A-Class	(12,156,789)	(241,632)
C-Class	(963,363)	(1,307,652)
H-Class	(25,112,437)	(377,010,299)
Net decrease from capital share transactions	(544,543)	(35,652,540)
Net decrease in net assets	(175,968)	(35,591,289)

Net assets:
Beginning of year	1,857,013	37,448,302
End of year	$1,681,045	$1,857,013

Capital share activity:
Shares sold
A-Class	132,762	3,600
C-Class	10,252	21,584
H-Class	294,697	3,874,912
Shares issued from reinvestment of distributions
A-Class	25	11
C-Class	12	15
H-Class	589	633
Shares redeemed
A-Class	(134,552)	(2,632)
C-Class	(13,530)	(16,852)
H-Class	(299,748)	(4,296,290)
Net decrease in shares	(9,493)	(415,019)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$69.30	$85.18	$94.56	$84.99	$78.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.93)	.63	1.70	.82	1.08
Net gain (loss) on investments (realized and unrealized)	30.74	(16.07)[f]	(4.78)	8.99	6.51
Total from investment operations	29.81	(15.44)	(3.08)	9.81	7.59
Less distributions from:
Net investment income	(4.55)	(.44)	(6.30)	(.24)	(.70)
Total distributions	(4.55)	(.44)	(6.30)	(.24)	(.70)
Net asset value, end of period	$94.56	$69.30	$85.18	$94.56	$84.99

Total Return[b]	43.39%	(18.25%)	(2.32%)	11.53%	9.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130	$217	$184	$401	$417
Ratios to average net assets:
Net investment income (loss)	(1.10%)	0.72%	1.89%	0.88%	1.35%
Total expenses[c]	1.75%	1.77%	1.76%	1.71%	1.72%
Net expenses[d]	1.73%	1.73%	1.76%	1.71%	1.72%
Portfolio turnover rate	534%	1,787%	1,411%	422%	1,616%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$58.24	$72.13	$81.77	$74.07	$68.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.18)	.96	(.09)	.35
Net gain (loss) on investments (realized and unrealized)	25.15	(13.27)[f]	(4.30)	8.03	5.80
Total from investment operations	24.19	(13.45)	(3.34)	7.94	6.15
Less distributions from:
Net investment income	(4.55)	(.44)	(6.30)	(.24)	(.70)
Total distributions	(4.55)	(.44)	(6.30)	(.24)	(.70)
Net asset value, end of period	$77.88	$58.24	$72.13	$81.77	$74.07

Total Return[b]	41.93%	(18.79%)	(3.04%)	10.70%	9.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142	$296	$24	$187	$840
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(0.25%)	1.22%	(0.11%)	0.50%
Total expenses[c]	2.58%	2.49%	2.50%	2.46%	2.49%
Net expenses[d]	2.55%	2.45%	2.50%	2.46%	2.49%
Portfolio turnover rate	534%	1,787%	1,411%	422%	1,616%

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$68.79	$84.58	$93.89	$84.38	$77.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	.58	1.26	1.02	.46
Net gain (loss) on investments (realized and unrealized)	30.06	(15.93)[f]	(4.27)	8.73	7.24
Total from investment operations	29.32	(15.35)	(3.01)	9.75	7.70
Less distributions from:
Net investment income	(4.55)	(.44)	(6.30)	(.24)	(.70)
Total distributions	(4.55)	(.44)	(6.30)	(.24)	(.70)
Net asset value, end of period	$93.56	$68.79	$84.58	$93.89	$84.38

Total Return	42.96%	(18.28%)	(2.28%)	11.55%	10.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,410	$1,344	$37,240	$3,967	$6,439
Ratios to average net assets:
Net investment income (loss)	(0.88%)	0.66%	1.42%	1.09%	0.59%
Total expenses[c]	1.77%	1.80%	1.76%	1.71%	1.73%
Net expenses[d]	1.74%	1.76%	1.76%	1.71%	1.73%
Portfolio turnover rate	534%	1,787%	1,411%	422%	1,616%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.
[f]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one year period ended March 31, 2021, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund H-Class returned 112.94%, while the underlying index returned 50.30% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Consumer Discretionary, Industrials, and Information Technology.

The holdings contributing the most to the return of the underlying index for the period were Fast Retailing Co. Ltd., SoftBank Group Corp., and Tokyo Electron Ltd. Those detracting most from return were Kao Corp., Japan Exchange Group, Inc., and West Japan Railway Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

70 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	7.7%
Guggenheim Strategy Fund II	7.6%
Top Ten Total	15.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	112.92%	21.83%	13.46%
A-Class Shares with sales charge‡	102.80%	20.65%	12.91%
C-Class Shares	111.34%	20.92%	12.69%
C-Class Shares with CDSC§	110.34%	20.92%	12.69%
H-Class Shares	112.94%	21.90%	13.52%
Nikkei-225 Stock Average Index	50.30%	12.11%	8.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	March 31, 2021
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 15.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	14,448	$143,902
Guggenheim Strategy Fund II1	5,636	140,782
Total Mutual Funds
(Cost $283,661)		284,684

	Face Amount
U.S. TREASURY BILLS†† - 15.5%
U.S. Treasury Bills
0.01% due 04/22/21[2,3]	$290,000	289,998
Total U.S. Treasury Bills
(Cost $289,997)		289,998

FEDERAL AGENCY NOTES†† - 10.7%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	100,000	100,316
0.31% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22[4]	100,000	100,230
Total Federal Agency Notes
(Cost $200,000)		200,546

REPURCHASE AGREEMENTS††,5 - 61.6%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21	615,642	615,642
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21	279,901	279,901
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21	255,453	255,453
Total Repurchase Agreements
(Cost $1,150,996)		1,150,996

Total Investments - 103.1%
(Cost $1,924,654)		$1,926,224
Other Assets & Liabilities, net - (3.1)%		(58,537)
Total Net Assets - 100.0%		$1,867,687

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	26	Jun 2021	$3,818,100	$84,264
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	34	Jun 2021	3,840,725	(64,489)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$284,684	$—	$—	$284,684
U.S. Treasury Bills	—	289,998	—	289,998
Federal Agency Notes	—	200,546	—	200,546
Repurchase Agreements	—	1,150,996	—	1,150,996
Equity Futures Contracts**	84,264	—	—	84,264
Total Assets	$368,948	$1,641,540	$—	$2,010,488

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$64,489	$—	$—	$64,489

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$156,143	$40,000	$(60,000)	$(1,252)	$5,891	$140,782	5,636	$1,945
Guggenheim Ultra Short Duration Fund — Institutional Class	160,954	21	(20,000)	(271)	3,198	143,902	14,448	1,687
	$317,097	$40,021	$(80,000)	$(1,523)	$9,089	$284,684		$3,632

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $489,997)	$490,544
Investments in affiliated issuers, at value (cost $283,661)	284,684
Repurchase agreements, at value (cost $1,150,996)	1,150,996
Receivables:
Fund shares sold	1,036
Dividends	289
Interest	98
Total assets	1,927,647

Liabilities:
Payable for:
Fund shares redeemed	36,886
Variation margin on futures contracts	17,938
Management fees	1,386
Distribution and service fees	509
Transfer agent and administrative fees	508
Portfolio accounting fees	189
Trustees’ fees*	36
Miscellaneous	2,508
Total liabilities	59,960
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,867,687

Net assets consist of:
Paid in capital	$3,549,507
Total distributable earnings (loss)	(1,681,820)
Net assets	$1,867,687

A-Class:
Net assets	$254,568
Capital shares outstanding	1,266
Net asset value per share	$201.08
Maximum offering price per share (Net asset value divided by 95.25%)	$211.11

C-Class:
Net assets	$53,300
Capital shares outstanding	292
Net asset value per share	$182.53

H-Class:
Net assets	$1,559,819
Capital shares outstanding	7,697
Net asset value per share	$202.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$3,632
Interest	1,623
Total investment income	5,255

Expenses:
Management fees	13,557
Distribution and service fees:
A-Class	529
C-Class	385
H-Class	3,894
Transfer agent and administrative fees	5,021
Portfolio accounting fees	1,808
Professional fees	605
Trustees’ fees*	291
Custodian fees	253
Miscellaneous	2,459
Total expenses	28,802
Less:
Expenses waived by Adviser	(365)
Net expenses	28,437
Net investment loss	(23,182)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(1,523)
Swap agreements	93
Futures contracts	1,144,166
Net realized gain	1,142,736
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	442
Investments in affiliated issuers	9,089
Futures contracts	42,466
Net change in unrealized appreciation (depreciation)	51,997
Net realized and unrealized gain	1,194,733
Net increase in net assets resulting from operations	$1,171,551

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(23,182)	$14,233
Net realized gain (loss) on investments	1,142,736	(377,386)
Net change in unrealized appreciation (depreciation) on investments	51,997	(6,787)
Net increase (decrease) in net assets resulting from operations	1,171,551	(369,940)

Distributions to shareholders:
A-Class	(1,352)	(2,129)
C-Class	(252)	(330)
H-Class	(12,629)	(17,851)
Total distributions to shareholders	(14,233)	(20,310)

Capital share transactions:
Proceeds from sale of shares
A-Class	129,406	444,621
C-Class	25,877	353,184
H-Class	9,996,652	26,008,199
Distributions reinvested
A-Class	1,352	1,354
C-Class	245	321
H-Class	11,506	14,464
Cost of shares redeemed
A-Class	(163,139)	(458,558)
C-Class	(16,392)	(353,755)
H-Class	(10,253,391)	(26,780,558)
Net decrease from capital share transactions	(267,884)	(770,728)
Net increase (decrease) in net assets	889,434	(1,160,978)

Net assets:
Beginning of year	978,253	2,139,231
End of year	$1,867,687	$978,253

Capital share activity:
Shares sold
A-Class	746	3,455
C-Class	138	2,897
H-Class	60,690	205,913
Shares issued from reinvestment of distributions
A-Class	7	9
C-Class	1	2
H-Class	60	98
Shares redeemed
A-Class	(967)	(3,747)
C-Class	(87)	(2,928)
H-Class	(61,589)	(213,175)
Net decrease in shares	(1,001)	(7,476)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$94.96	$119.96	$136.57	$102.24	$78.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.95)	.91	1.22	(.03)	(.74)
Net gain (loss) on investments (realized and unrealized)	109.13	(24.67)	(17.32)	38.80 [f]	24.17
Total from investment operations	107.18	(23.76)	(16.10)	38.77	23.43
Less distributions from:
Net investment income	(1.06)	(1.24)	(.51)	—	—
Net realized gains	—	—	—	(4.44)	—
Total distributions	(1.06)	(1.24)	(.51)	(4.44)	—
Net asset value, end of period	$201.08	$94.96	$119.96	$136.57	$102.24

Total Return[b]	112.92%	(20.15%)	(11.79%)	37.94%	29.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255	$141	$211	$404	$389
Ratios to average net assets:
Net investment income (loss)	(1.26%)	0.70%	0.93%	(0.02%)	(0.80%)
Total expenses[c]	1.58%	1.63%	1.58%	1.51%	1.52%
Net expenses[d]	1.56%	1.57%	1.56%	1.51%	1.52%
Portfolio turnover rate	15%	—	—	17%	1,225%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$87.00	$110.80	$127.14	$96.17	$74.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.98)	(.06)	.19	(.80)	(1.33)
Net gain (loss) on investments (realized and unrealized)	99.57	(22.50)	(16.02)	36.21 [f]	22.87
Total from investment operations	96.59	(22.56)	(15.83)	35.41	21.54
Less distributions from:
Net investment income	(1.06)	(1.24)	(.51)	—	—
Net realized gains	—	—	—	(4.44)	—
Total distributions	(1.06)	(1.24)	(.51)	(4.44)	—
Net asset value, end of period	$182.53	$87.00	$110.80	$127.14	$96.17

Total Return[b]	111.34%	(20.75%)	(12.43%)	36.90%	28.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53	$21	$30	$69	$52
Ratios to average net assets:
Net investment income (loss)	(2.02%)	(0.05%)	0.16%	(0.68%)	(1.53%)
Total expenses[c]	2.32%	2.38%	2.33%	2.26%	2.27%
Net expenses[d]	2.30%	2.32%	2.31%	2.26%	2.27%
Portfolio turnover rate	15%	—	—	17%	1,225%

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$95.70	$120.89	$137.58	$102.97	$79.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.07)	.90	1.09	(.12)	(.86)
Net gain (loss) on investments (realized and unrealized)	110.08	(24.85)	(17.27)	39.17 [f]	24.68
Total from investment operations	108.01	(23.95)	(16.18)	39.05	23.82
Less distributions from:
Net investment income	(1.06)	(1.24)	(.51)	—	—
Net realized gains	—	—	—	(4.44)	—
Total distributions	(1.06)	(1.24)	(.51)	(4.44)	—
Net asset value, end of period	$202.65	$95.70	$120.89	$137.58	$102.97

Total Return	112.94%	(20.17%)	(11.76%)	37.95%	30.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,560	$817	$1,898	$4,946	$3,145
Ratios to average net assets:
Net investment income (loss)	(1.27%)	0.69%	0.83%	(0.10%)	(0.95%)
Total expenses[c]	1.58%	1.63%	1.58%	1.50%	1.52%
Net expenses[d]	1.56%	1.58%	1.57%	1.50%	1.52%
Portfolio turnover rate	15%	—	—	17%	1,225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.
[f]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year period ended March 31, 2021, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund H-Class returned -11.86%, compared with a return of -5.88% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Japanese Yen, Swiss Franc and Swedish Krona. The Euro, British Pound, and Canadian Dollar detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	17.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	14.7%
Total	32.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(11.88%)	0.62%	2.40%
A-Class Shares with sales charge‡	(16.07%)	(0.36%)	1.90%
C-Class Shares	(12.56%)	(0.13%)	1.63%
C-Class Shares with CDSC§	(13.43%)	(0.13%)	1.63%
H-Class Shares	(11.86%)	0.63%	2.41%
U.S. Dollar Index	(5.88%)	(0.29%)	2.08%

Cumulative Fund Performance*

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	March 31, 2021
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 32.1%
Guggenheim Strategy Fund II1	27,327	$682,634
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	58,216	579,831
Total Mutual Funds
(Cost $1,255,062)		1,262,465

	Face Amount
FEDERAL AGENCY NOTES†† - 30.0%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$500,000	501,583
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	180,000	180,724
Fannie Mae
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[2]	500,000	500,976
Total Federal Agency Notes
(Cost $1,180,000)		1,183,283

U.S. TREASURY BILLS†† - 3.0%
U.S. Treasury Bills
0.01% due 04/22/21[3,4]	117,000	116,999
Total U.S. Treasury Bills
(Cost $116,999)		116,999

REPURCHASE AGREEMENTS††,5 - 19.3%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[6]	406,014	406,014
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[6]	184,594	184,594
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[6]	168,470	168,470
Total Repurchase Agreements
(Cost $759,078)		759,078

Total Investments - 84.4%
(Cost $3,311,139)		$3,321,825
Other Assets & Liabilities, net - 15.6%		613,408
Total Net Assets - 100.0%		$3,935,233

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	74	Jun 2021	$6,900,130	$91,505

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/17/21	10,489	$977,453	$4,670

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2021.

See Sector Classification in Other Information section.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,262,465	$—	$—	$1,262,465
Federal Agency Notes	—	1,183,283	—	1,183,283
U.S. Treasury Bills	—	116,999	—	116,999
Repurchase Agreements	—	759,078	—	759,078
Currency Futures Contracts**	91,505	—	—	91,505
Currency Index Swap Agreements**	—	4,670	—	4,670
Total Assets	$1,353,970	$2,064,030	$—	$3,418,000

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,251,036	$—	$(610,000)	$(2,689)	$44,287	$682,634	27,327	$14,738
Guggenheim Ultra Short Duration Fund — Institutional Class	1,267,630	—	(710,000)	(6,569)	28,770	579,831	58,216	10,054
	$2,518,666	$—	$(1,320,000)	$(9,258)	$73,057	$1,262,465		$24,792

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $1,296,999)	$1,300,282
Investments in affiliated issuers, at value (cost $1,255,062)	1,262,465
Repurchase agreements, at value (cost $759,078)	759,078
Segregated cash with broker	7,086
Unrealized appreciation on OTC swap agreements	4,670
Receivables:
Fund shares sold	652,833
Dividends	1,296
Interest	252
Total assets	3,987,962

Liabilities:
Payable for:
Fund shares redeemed	33,172
Licensing fees	6,054
Variation margin on futures contracts	4,962
Management fees	2,340
Swap settlement	1,073
Transfer agent and administrative fees	736
Distribution and service fees	707
Portfolio accounting fees	274
Trustees’ fees*	48
Miscellaneous	3,363
Total liabilities	52,729
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,935,233

Net assets consist of:
Paid in capital	$23,161,122
Total distributable earnings (loss)	(19,225,889)
Net assets	$3,935,233

A-Class:
Net assets	$1,463,694
Capital shares outstanding	30,199
Net asset value per share	$48.47
Maximum offering price per share (Net asset value divided by 95.25%)	$50.89

C-Class:
Net assets	$34,822
Capital shares outstanding	817
Net asset value per share	$42.62

H-Class:
Net assets	$2,436,717
Capital shares outstanding	50,464
Net asset value per share	$48.29

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$24,792
Interest	5,628
Total investment income	30,420

Expenses:
Management fees	48,603
Distribution and service fees:
A-Class	4,325
C-Class	499
H-Class	9,052
Transfer agent and administrative fees	15,662
Licensing fees	8,047
Portfolio accounting fees	5,401
Professional fees	4,740
Trustees’ fees*	2,128
Custodian fees	887
Miscellaneous	5,133
Total expenses	104,477
Less:
Expenses waived by Adviser	(2,110)
Net expenses	102,367
Net investment loss	(71,947)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3
Investments in affiliated issuers	(9,258)
Swap agreements	(14,257)
Futures contracts	(503,763)
Net realized loss	(527,275)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,691
Investments in affiliated issuers	73,057
Swap agreements	(50,495)
Futures contracts	(122,095)
Net change in unrealized appreciation (depreciation)	(96,842)
Net realized and unrealized loss	(624,117)
Net decrease in net assets resulting from operations	$(696,064)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(71,947)	$17,189
Net realized loss on investments	(527,275)	(64,902)
Net change in unrealized appreciation (depreciation) on investments	(96,842)	86,847
Net increase (decrease) in net assets resulting from operations	(696,064)	39,134

Distributions to shareholders:
A-Class	(6,655)	(9,611)
C-Class	(292)	(807)
H-Class	(10,242)	(35,177)
Total distributions to shareholders	(17,189)	(45,595)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,906,912	3,235,923
C-Class	493,961	215,609
H-Class	48,911,545	77,816,276
Distributions reinvested
A-Class	4,700	9,238
C-Class	292	804
H-Class	10,066	34,387
Cost of shares redeemed
A-Class	(2,675,694)	(2,491,383)
C-Class	(548,182)	(919,579)
H-Class	(56,636,089)	(72,303,681)
Net increase (decrease) from capital share transactions	(8,532,489)	5,597,594
Net increase (decrease) in net assets	(9,245,742)	5,591,133

Net assets:
Beginning of year	13,180,975	7,589,842
End of year	$3,935,233	$13,180,975

Capital share activity:
Shares sold
A-Class	36,511	57,467
C-Class	11,281	4,363
H-Class	976,940	1,436,108
Shares issued from reinvestment of distributions
A-Class	102	173
C-Class	7	17
H-Class	219	648
Shares redeemed
A-Class	(52,229)	(45,804)
C-Class	(12,434)	(19,278)
H-Class	(1,118,071)	(1,341,390)
Net increase (decrease) in shares	(157,674)	92,304

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$55.34	$52.46	$43.45	$53.23	$47.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	.16	.19	(.16)	(.55)
Net gain (loss) on investments (realized and unrealized)	(5.95)	3.17	8.82	(9.62)	6.10
Total from investment operations	(6.59)	3.33	9.01	(9.78)	5.55
Less distributions from:
Net investment income	(.28)	(.45)	—	—	—
Total distributions	(.28)	(.45)	—	—	—
Net asset value, end of period	$48.47	$55.34	$52.46	$43.45	$53.23

Total Return[b]	(11.88%)	6.38%	20.74%	(18.37%)	11.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,464	$2,535	$1,782	$1,517	$2,245
Ratios to average net assets:
Net investment income (loss)	(1.26%)	0.29%	0.40%	(0.34%)	(1.07%)
Total expenses[c]	1.91%	2.00%	1.83%	1.72%	1.73%
Net expenses[d]	1.87%	1.96%	1.82%	1.72%	1.73%
Portfolio turnover rate	—	—	9%	—	142%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$49.08	$46.91	$39.14	$48.32	$43.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(.16)	(.15)	(.48)	(.82)
Net gain (loss) on investments (realized and unrealized)	(5.28)	2.78	7.92	(8.70)	5.54
Total from investment operations	(6.18)	2.62	7.77	(9.18)	4.72
Less distributions from:
Net investment income	(.28)	(.45)	—	—	—
Total distributions	(.28)	(.45)	—	—	—
Net asset value, end of period	$42.62	$49.08	$46.91	$39.14	$48.32

Total Return[b]	(12.56%)	5.62%	19.85%	(18.98%)	10.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35	$96	$791	$795	$1,309
Ratios to average net assets:
Net investment income (loss)	(2.00%)	(0.33%)	(0.33%)	(1.14%)	(1.80%)
Total expenses[c]	2.67%	2.77%	2.59%	2.47%	2.48%
Net expenses[d]	2.63%	2.72%	2.58%	2.47%	2.48%
Portfolio turnover rate	—	—	9%	—	142%

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$55.12	$52.25	$43.27	$53.03	$47.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	.12	.18	(.17)	(.56)
Net gain (loss) on investments (realized and unrealized)	(5.85)	3.20	8.80	(9.59)	6.10
Total from investment operations	(6.55)	3.32	8.98	(9.76)	5.54
Less distributions from:
Net investment income	(.28)	(.45)	—	—	—
Total distributions	(.28)	(.45)	—	—	—
Net asset value, end of period	$48.29	$55.12	$52.25	$43.27	$53.03

Total Return	(11.86%)	6.39%	20.75%	(18.39%)	11.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,437	$10,549	$5,017	$6,301	$7,506
Ratios to average net assets:
Net investment income (loss)	(1.36%)	0.22%	0.36%	(0.36%)	(1.11%)
Total expenses[c]	1.94%	2.00%	1.83%	1.72%	1.73%
Net expenses[d]	1.90%	1.96%	1.82%	1.72%	1.73%
Portfolio turnover rate	—	—	9%	—	142%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one year period ended March 31, 2021, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund H-Class returned 10.29%, compared with a return of -5.88% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Japanese Yen, Swiss Franc and Swedish Krona. The Euro, British Pound, and Canadian Dollar detracted the most from performance.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in Guggenheim Ultra Short Duration Fund. For the one year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future result.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	25.8%
Total	52.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	10.32%	(3.19%)	(6.25%)
A-Class Shares with sales charge‡	5.09%	(4.13%)	(6.70%)
C-Class Shares	9.50%	(3.93%)	(6.95%)
C-Class Shares with CDSC§	8.50%	(3.93%)	(6.95%)
H-Class Shares	10.29%	(3.21%)	(6.25%)
U.S. Dollar Index	(5.88%)	(0.29%)	2.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	March 31, 2021
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 52.3%
Guggenheim Strategy Fund II1	15,742	$393,238
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	38,580	384,261
Total Mutual Funds
(Cost $772,094)		777,499

	Face Amount
FEDERAL AGENCY NOTES†† - 20.9%
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	$250,000	250,792
0.44% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22[2]	60,000	60,241
Total Federal Agency Notes
(Cost $310,000)		311,033

U.S. TREASURY BILLS†† - 3.6%
U.S. Treasury Bills
0.01% due 04/22/21[3,4]	54,000	54,000
Total U.S. Treasury Bills
(Cost $54,000)		54,000

REPURCHASE AGREEMENTS††,5 - 27.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[6]	217,512	217,512
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[6]	98,891	98,891
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[6]	90,254	90,254
Total Repurchase Agreements
(Cost $406,657)		406,657

Total Investments - 104.2%
(Cost $1,542,751)		$1,549,189
Other Assets & Liabilities, net - (4.2)%		(62,408)
Total Net Assets - 100.0%		$1,486,781

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	26	Jun 2021	$2,424,370	$(32,638)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/17/21	5,978	$557,034	$(8,243)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2021.

See Sector Classification in Other Information section.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$777,499	$—	$—	$777,499
Federal Agency Notes	—	311,033	—	311,033
U.S. Treasury Bills	—	54,000	—	54,000
Repurchase Agreements	—	406,657	—	406,657
Total Assets	$777,499	$771,690	$—	$1,549,189

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$32,638	$—	$—	$32,638
Currency Index Swap Agreements**	—	8,243	—	8,243
Total Liabilities	$32,638	$8,243	$—	$40,881

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$165,222	$370,000	$(150,000)	$(423)	$8,439	$393,238	15,742	$5,662
Guggenheim Ultra Short Duration Fund — Institutional Class	170,685	370,000	(160,000)	(507)	4,083	384,261	38,580	3,646
	$335,907	$740,000	$(310,000)	$(930)	$12,522	$777,499		$9,308

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WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $364,000)	$365,033
Investments in affiliated issuers, at value (cost $772,094)	777,499
Repurchase agreements, at value (cost $406,657)	406,657
Receivables:
Fund shares sold	4,084
Variation margin on futures contracts	1,976
Dividends	792
Interest	85
Total assets	1,556,126

Liabilities:
Unrealized depreciation on OTC swap agreements	8,243
Payable for:
Fund shares redeemed	47,749
Swap settlement	6,511
Management fees	1,185
Distribution and service fees	382
Transfer agent and administrative fees	379
Portfolio accounting fees	141
Trustees’ fees*	26
Miscellaneous	4,729
Total liabilities	69,345
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,486,781

Net assets consist of:
Paid in capital	$11,338,250
Total distributable earnings (loss)	(9,851,469)
Net assets	$1,486,781

A-Class:
Net assets	$387,087
Capital shares outstanding	6,076
Net asset value per share	$63.71
Maximum offering price per share (Net asset value divided by 95.25%)	$66.89

C-Class:
Net assets	$37,105
Capital shares outstanding	665
Net asset value per share	$55.80

H-Class:
Net assets	$1,062,589
Capital shares outstanding	16,709
Net asset value per share	$63.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends from securities of affiliated issuers	$9,308
Interest	3,616
Total investment income	12,924

Expenses:
Management fees	28,268
Distribution and service fees:
A-Class	1,019
C-Class	292
H-Class	6,760
Transfer agent and administrative fees	8,859
Licensing fees	4,298
Registration fees	3,143
Portfolio accounting fees	3,142
Professional fees	1,701
Trustees’ fees*	772
Custodian fees	462
Miscellaneous	673
Total expenses	59,389
Less:
Expenses waived by Adviser	(813)
Net expenses	58,576
Net investment loss	(45,652)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,070
Investments in affiliated issuers	(930)
Swap agreements	57,037
Futures contracts	363,687
Net realized gain	420,864
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	859
Investments in affiliated issuers	12,522
Swap agreements	(11,416)
Futures contracts	(49)
Net change in unrealized appreciation (depreciation)	1,916
Net realized and unrealized gain	422,780
Net increase in net assets resulting from operations	$377,128

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(45,652)	$3,912
Net realized gain (loss) on investments	420,864	(248,640)
Net change in unrealized appreciation (depreciation) on investments	1,916	(4,453)
Net increase (decrease) in net assets resulting from operations	377,128	(249,181)

Distributions to shareholders:
A-Class	(726)	(981)
C-Class	(70)	(86)
H-Class	(3,116)	(11,434)
Total distributions to shareholders	(3,912)	(12,501)

Capital share transactions:
Proceeds from sale of shares
A-Class	686,728	3,412,501
C-Class	81,908	5,000
H-Class	50,241,475	34,836,156
Distributions reinvested
A-Class	690	918
C-Class	70	86
H-Class	2,901	11,032
Cost of shares redeemed
A-Class	(563,534)	(3,440,177)
C-Class	(64,608)	(17,656)
H-Class	(50,838,141)	(34,990,291)
Net decrease from capital share transactions	(452,511)	(182,431)
Net decrease in net assets	(79,295)	(444,113)

Net assets:
Beginning of year	1,566,076	2,010,189
End of year	$1,486,781	$1,566,076

Capital share activity:
Shares sold
A-Class	10,681	54,128
C-Class	1,385	99
H-Class	802,800	565,225
Shares issued from reinvestment of distributions
A-Class	10	15
C-Class	1	2
H-Class	43	179
Shares redeemed
A-Class	(8,718)	(54,689)
C-Class	(1,129)	(320)
H-Class	(808,775)	(569,120)
Net decrease in shares	(3,702)	(4,481)

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WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$57.85	$63.74	$77.67	$64.99	$75.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.84)	.16	.23	(.35)	(.80)
Net gain (loss) on investments (realized and unrealized)	6.82	(5.84)	(14.16)	13.03	(9.52)
Total from investment operations	5.98	(5.68)	(13.93)	12.68	(10.32)
Less distributions from:
Net investment income	(.12)	(.21)	—	—	—
Total distributions	(.12)	(.21)	—	—	—
Net asset value, end of period	$63.71	$57.85	$63.74	$77.67	$64.99

Total Return[b]	10.32%	(8.94%)	(17.93%)	19.51%	(13.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$387	$237	$296	$3,306	$324
Ratios to average net assets:
Net investment income (loss)	(1.30%)	0.26%	0.32%	(0.48%)	(1.13%)
Total expenses[c]	1.90%	2.01%	1.80%	1.72%	1.72%
Net expenses[d]	1.86%	2.00%	1.80%	1.72%	1.72%
Portfolio turnover rate	48%	—	—	28%	77%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$51.07	$56.74	$69.66	$58.72	$68.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.17)	(.29)	(.27)	(.80)	(1.19)
Net gain (loss) on investments (realized and unrealized)	6.02	(5.17)	(12.65)	11.74	(8.66)
Total from investment operations	4.85	(5.46)	(12.92)	10.94	(9.85)
Less distributions from:
Net investment income	(.12)	(.21)	—	—	—
Total distributions	(.12)	(.21)	—	—	—
Net asset value, end of period	$55.80	$51.07	$56.74	$69.66	$58.72

Total Return[b]	9.50%	(9.65%)	(18.55%)	18.65%	(14.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37	$21	$36	$388	$695
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(0.53%)	(0.42%)	(1.23%)	(1.88%)
Total expenses[c]	2.66%	2.75%	2.53%	2.47%	2.47%
Net expenses[d]	2.62%	2.73%	2.53%	2.47%	2.47%
Portfolio turnover rate	48%	—	—	28%	77%

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]
Per Share Data
Net asset value, beginning of period	$57.76	$63.67	$77.60	$64.92	$75.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.93)	.07	.28	(.36)	(.85)
Net gain (loss) on investments (realized and unrealized)	6.88	(5.77)	(14.21)	13.04	(9.46)
Total from investment operations	5.95	(5.70)	(13.93)	12.68	(10.31)
Less distributions from:
Net investment income	(.12)	(.21)	—	—	—
Total distributions	(.12)	(.21)	—	—	—
Net asset value, end of period	$63.59	$57.76	$63.67	$77.60	$64.92

Total Return	10.29%	(8.98%)	(17.95%)	19.55%	(13.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,063	$1,308	$1,678	$3,267	$5,068
Ratios to average net assets:
Net investment income (loss)	(1.47%)	0.12%	0.41%	(0.49%)	(1.19%)
Total expenses[c]	1.88%	1.99%	1.83%	1.72%	1.71%
Net expenses[d]	1.86%	1.97%	1.83%	1.72%	1.71%
Portfolio turnover rate	48%	—	—	28%	77%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the year ended March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

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NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2021, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

At March 31, 2021, only A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$4,068,082	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,354,808	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,943,199	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	5,735,267

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and

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NOTES TO FINANCIAL STATEMENTS (continued)

are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$1,432,896	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	890,329

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2021
Europe 1.25x Strategy Fund	$25,568	$—	$—	$25,568
Japan 2x Strategy Fund	84,264	—	—	84,264
Strengthening Dollar 2x Strategy Fund	—	91,505	4,670	96,175

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2021
Europe 1.25x Strategy Fund	$—	$15,786	$—	$15,786
Japan 2x Strategy Fund	—	64,489	—	64,489
Weakening Dollar 2x Strategy Fund	—	32,638	8,243	40,881

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$448,877	$—	$125,980	$—	$574,857
Japan 2x Strategy Fund	1,276,597	93	(132,431)	—	1,144,259
Strengthening Dollar 2x Strategy Fund	—	—	(503,763)	(14,257)	(518,020)
Weakening Dollar 2x Strategy Fund	—	—	363,687	57,037	420,724

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(135,425)	$—	$218	$—	$(135,207)
Japan 2x Strategy Fund	136,690	—	(94,224)	—	42,466
Strengthening Dollar 2x Strategy Fund	—	—	(122,095)	(50,495)	(172,590)
Weakening Dollar 2x Strategy Fund	—	—	(49)	(11,416)	(11,465)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

THE RYDEX FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$4,670	$—	$4,670	$—	$—	$4,670

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$8,243	$—	$8,243	$(8,243)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	$7,086	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

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NOTES TO FINANCIAL STATEMENTS (continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
> $1 billion – $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2021, GFD retained sales charges of $128,465 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$595
Japan 2x Strategy Fund	365
Strengthening Dollar 2x Strategy Fund	2,110
Weakening Dollar 2x Strategy Fund	813

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

102 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.01%			2.38%
Due 04/01/21	$124,999,036	$124,999,053	11/15/49	$126,141,600	$127,499,092

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 04/01/21	56,830,637	56,830,653	02/15/51	57,053,077	57,967,257

BofA Securities, Inc.			U.S. Treasury Note
0.01%			0.38%
Due 04/01/21	51,866,820	51,866,827	04/30/25	53,449,300	52,904,236

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$116,994	$(116,994)	$—	$119,794		$—	$119,794
S&P MidCap 400® Pure Value Fund	710,822	(710,822)	—	744,237		—	744,237
S&P SmallCap 600® Pure Growth Fund	1,078,312	(1,068,144)	10,168	1,068,144	*	—	1,068,144
S&P SmallCap 600® Pure Value Fund	330,025	(330,025)	—	332,723		—	332,723
Europe 1.25x Strategy Fund	29,827	(29,827)	—	30,559		—	30,559

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2021, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$1,666,873	$—	$1,666,873
S&P 500® Pure Value Fund	301,858	—	301,858
S&P MidCap 400® Pure Growth Fund	183,257	607,733	790,990
S&P MidCap 400® Pure Value Fund	28,766	—	28,766
Europe 1.25x Strategy Fund	68,173	—	68,173
Japan 2x Strategy Fund	14,233	—	14,233
Strengthening Dollar 2x Strategy Fund	17,189	—	17,189
Weakening Dollar 2x Strategy Fund	3,912	—	3,912

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$4,523,222	$4,523,222
S&P 500® Pure Value Fund	415,316	—	415,316
Europe 1.25x Strategy Fund	61,418	—	61,418
Japan 2x Strategy Fund	20,310	—	20,310
Strengthening Dollar 2x Strategy Fund	45,595	—	45,595
Weakening Dollar 2x Strategy Fund	12,501	—	12,501

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$570,074	$1,958,508	$9,255,291	$—	$11,783,873
S&P 500® Pure Value Fund	71,502	—	2,989,779	(6,104,531)	(3,043,250)
S&P MidCap 400® Pure Growth Fund	6,277,168	—	14,234,791	—	20,511,959
S&P MidCap 400® Pure Value Fund	1,372,146	—	19,351,753	—	20,723,899
S&P SmallCap 600® Pure Growth Fund	2,458,980	—	6,408,680	—	8,867,660
S&P SmallCap 600® Pure Value Fund	—	—	(489,344)	(9,547,191)	(10,036,535)
Europe 1.25x Strategy Fund	—	—	46,657	(67,433)	(20,776)
Japan 2x Strategy Fund	—	—	1,569	(1,683,389)	(1,681,820)
Strengthening Dollar 2x Strategy Fund	—	—	10,548	(19,236,437)	(19,225,889)
Weakening Dollar 2x Strategy Fund	—	—	6,349	(9,857,818)	(9,851,469)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2021, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Value Fund	$(757,600)	$(5,346,931)	$(6,104,531)
S&P SmallCap 600® Pure Value Fund	(8,058,414)	(1,470,714)	(9,529,128)
Europe 1.25x Strategy Fund	(65,182)	—	(65,182)
Japan 2x Strategy Fund	(346,715)	(1,327,927)	(1,674,642)
Strengthening Dollar 2x Strategy Fund	(7,741,599)	(11,484,516)	(19,226,115)
Weakening Dollar 2x Strategy Fund	(3,952,653)	(5,898,629)	(9,851,282)

For the year ended March 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P MidCap 400® Pure Growth Fund	$1,990,791
S&P SmallCap 600® Pure Growth Fund	1,312,703
Europe 1.25x Strategy Fund	373,339
Japan 2x Strategy Fund	1,185,201
Weakening Dollar 2x Strategy Fund	409,370

THE RYDEX FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$2,328,498	$(2,328,498)
S&P MidCap 400® Pure Growth Fund	3,628,199	(3,628,199)
S&P MidCap 400® Pure Value Fund	457,299	(457,299)
S&P SmallCap 600® Pure Growth Fund	2,010,048	(2,010,048)
S&P SmallCap 600® Pure Value Fund	(37,132)	37,132
Europe 1.25x Strategy Fund	(2,542)	2,542
Japan 2x Strategy Fund	(14,435)	14,435
Strengthening Dollar 2x Strategy Fund	(61,625)	61,625
Weakening Dollar 2x Strategy Fund	(39,116)	39,116

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$29,827,105	$9,914,501	$(659,210)	$9,255,291
S&P 500® Pure Value Fund	54,599,899	3,330,516	(340,737)	2,989,779
S&P MidCap 400® Pure Growth Fund	52,149,609	15,933,989	(1,699,198)	14,234,791
S&P MidCap 400® Pure Value Fund	138,971,490	19,595,339	(243,586)	19,351,753
S&P SmallCap 600® Pure Growth Fund	25,597,061	6,800,519	(391,839)	6,408,680
S&P SmallCap 600® Pure Value Fund	40,734,414	—	(489,344)	(489,344)
Europe 1.25x Strategy Fund	1,815,093	66,376	(19,723)	46,653
Japan 2x Strategy Fund	1,924,655	74,631	(73,062)	1,569
Strengthening Dollar 2x Strategy Fund	3,311,277	10,548	—	10,548
Weakening Dollar 2x Strategy Fund	1,542,840	6,349	—	6,349

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2021:

Fund	Ordinary	Capital
S&P SmallCap 600® Pure Value Fund	$(18,063)	$—
Europe 1.25x Strategy Fund	(2,251)	—
Japan 2x Strategy Fund	(8,747)	—
Strengthening Dollar 2x Strategy Fund	(10,322)	—
Weakening Dollar 2x Strategy Fund	(6,536)	—

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$109,661,571	$131,061,118
S&P 500® Pure Value Fund	262,623,144	220,156,139
S&P MidCap 400® Pure Growth Fund	256,793,373	264,314,908
S&P MidCap 400® Pure Value Fund	303,694,413	174,886,278
S&P SmallCap 600® Pure Growth Fund	204,186,241	191,854,915
S&P SmallCap 600® Pure Value Fund	206,907,804	168,749,256
Europe 1.25x Strategy Fund	4,556,001	4,430,553
Japan 2x Strategy Fund	40,021	80,000
Strengthening Dollar 2x Strategy Fund	—	1,320,000
Weakening Dollar 2x Strategy Fund	740,000	310,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$16,592,526	$33,285,612	$578,644
S&P 500® Pure Value Fund	13,167,609	25,159,417	(245,794)
S&P MidCap 400® Pure Growth Fund	7,620,533	7,575,467	811,365
S&P MidCap 400® Pure Value Fund	11,764,722	6,572,116	299,190
S&P SmallCap 600® Pure Growth Fund	4,568,071	4,457,549	281,984
S&P SmallCap 600® Pure Value Fund	7,343,904	6,955,521	618,162
Europe 1.25x Strategy Fund	891,689	966,260	18,638

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On June 8, 2020, the line of credit agreement was renewed at an increased amount of $150,000,000 and expires on June 7, 2021. On February 10, 2021, the line of credit was increased from $150,000,000 to $200,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2021. The Funds did not have any borrowings outstanding under this agreement at March 31, 2021.

The average daily balances borrowed for the year ended March 31, 2021, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Value Fund	$16,956
S&P MidCap 400® Pure Growth Fund	9,271
S&P MidCap 400® Pure Value Fund	16,077
S&P SmallCap 600® Pure Growth Fund	11,488
S&P SmallCap 600® Pure Value Fund	2,518
Strengthening Dollar 2x Strategy Fund	162

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Reverse Share Splits

Effective on August 17, 2020, a reverse share split occurred for the following Fund:

Fund	Split Type
S&P SmallCap 600® Pure Value Fund	One-for-Five Reverse Share Split

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari

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NOTES TO FINANCIAL STATEMENTS (concluded)

petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2021, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® Pure Growth Fund	0.00%	0.00%	0.00%	100.00%
S&P 500® Pure Value Fund	93.14%	91.65%	0.00%	0.00%
S&P MidCap 400® Pure Growth Fund	4.09%	4.02%	0.00%	100.00%
S&P MidCap 400® Pure Value Fund	28.79%	27.04%	0.00%	0.00%
Europe 1.25x Strategy Fund	100.00%	28.77%	6.93%	0.00%

With respect to the taxable year ended March 31, 2021, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$—	$2,328,498
S&P MidCap 400® Pure Growth Fund	607,733	3,567,405
S&P SmallCap 600® Pure Growth Fund	—	331,885

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

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OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

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We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

118 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

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We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

THE RYDEX FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

120 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2021

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NASDAQ-100® FUND	10
NOTES TO FINANCIAL STATEMENTS	28
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
OTHER INFORMATION	49
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	51
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	58

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the 12-month period ended March 31, 2021.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2021

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the 12-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 56.35% as the equity market roared back to life after a sharp selloff following the outbreak of COVID-19. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2021

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the 12-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 56.35%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 44.57%. The return of the MSCI Emerging Markets Index* was 58.39%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.71% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 23.72%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

THE RYDEX FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Investor Class	1.29%	14.32%	$ 1,000.00	$ 1,143.20	$ 6.89
A-Class	1.54%	14.20%	1,000.00	1,142.00	8.22
C-Class	2.29%	13.76%	1,000.00	1,137.60	12.20
H-Class	1.55%	14.18%	1,000.00	1,141.80	8.28

Table 2. Based on hypothetical 5% return (before expenses)
Investor Class	1.29%	5.00%	$ 1,000.00	$ 1,018.50	$ 6.49
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2021, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund Investor Class returned 66.78%, while the NASDAQ-100 Index returned 68.88% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Communication Services.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. The holdings detracting the most were Biogen, Inc., Gilead Sciences, Inc., and Peloton Interactive, Inc. - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended March 31, 2021, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.3%
Microsoft Corp.	9.0%
Amazon.com, Inc.	7.8%
Tesla, Inc.	4.0%
Facebook, Inc. — Class A	3.6%
Alphabet, Inc. — Class C	3.4%
Alphabet, Inc. — Class A	3.1%
NVIDIA Corp.	2.5%
PayPal Holdings, Inc.	2.2%
Intel Corp.	2.0%
Top Ten Total	47.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

Cumulative Fund Performance*

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
Investor Class Shares	66.78%	23.53%	18.65%
A-Class Shares	66.37%	23.19%	18.34%
A-Class Shares with sales charge‡	58.47%	22.00%	17.77%
C-Class Shares	65.17%	22.30%	17.47%
C-Class Shares with CDSC§	64.17%	22.30%	17.47%
NASDAQ-100 Index	68.88%	25.22%	20.18%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	66.36%	23.22%	18.85%
NASDAQ-100 Index	68.88%	25.22%	20.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2021
NASDAQ-100® Fund

	Shares	Value
COMMON STOCKS† - 94.1%

Technology - 41.6%
Apple, Inc.	1,349,888	$164,888,819
Microsoft Corp.	606,451	142,982,952
NVIDIA Corp.	75,862	40,504,998
Intel Corp.	497,139	31,816,896
Adobe, Inc.*	58,573	27,843,847
Broadcom, Inc.	49,949	23,159,353
Texas Instruments, Inc.	112,599	21,280,085
QUALCOMM, Inc.	138,998	18,429,745
Applied Materials, Inc.	112,283	15,001,009
Intuit, Inc.	33,506	12,834,808
Micron Technology, Inc.*	136,878	12,074,008
Advanced Micro Devices, Inc.*	148,215	11,634,877
Lam Research Corp.	17,486	10,408,367
Fiserv, Inc.*	81,913	9,750,924
Activision Blizzard, Inc.	94,797	8,816,121
Zoom Video Communications, Inc. — Class A*	24,944	8,014,258
Autodesk, Inc.*	26,905	7,456,721
Analog Devices, Inc.	45,137	6,999,846
NXP Semiconductor N.V.	33,894	6,824,218
KLA Corp.	18,852	6,228,701
ASML Holding N.V. — Class G	9,512	5,872,328
Workday, Inc. — Class A*	22,024	5,471,422
Microchip Technology, Inc.	32,946	5,113,878
Cognizant Technology Solutions Corp. — Class A	64,925	5,071,941
Electronic Arts, Inc.	35,193	4,764,076
Cadence Design Systems, Inc.*	34,135	4,676,154
DocuSign, Inc.*	22,827	4,621,326
Synopsys, Inc.*	18,644	4,619,610
Paychex, Inc.	44,126	4,325,231
Marvell Technology Group Ltd.	82,200	4,026,156
NetEase, Inc. ADR	36,660	3,785,512
Xilinx, Inc.	30,012	3,718,487
Skyworks Solutions, Inc.	20,177	3,702,076
ANSYS, Inc.*	10,615	3,604,429
Atlassian Corporation plc — Class A*	16,277	3,430,541
Maxim Integrated Products, Inc.	32,797	2,996,662
Cerner Corp.	37,477	2,693,847
Splunk, Inc.*	19,788	2,680,878
Check Point Software Technologies Ltd.*	17,155	1,920,845
Total Technology		664,045,952

Communications - 29.7%
Amazon.com, Inc.*	40,490	125,279,299
Facebook, Inc. — Class A*	193,416	56,966,815
Alphabet, Inc. — Class C*	26,338	54,483,577
Alphabet, Inc. — Class A*	24,182	49,875,859
Comcast Corp. — Class A	559,323	30,264,968
Netflix, Inc.*	54,192	28,269,799
Cisco Systems, Inc.	516,567	26,711,679
T-Mobile US, Inc.*	152,066	19,052,349
Charter Communications, Inc. — Class A*	23,705	14,626,459
Booking Holdings, Inc.*	5,012	11,677,158
MercadoLibre, Inc.*	6,103	8,984,470
JD.com, Inc. ADR*	101,640	8,571,301
Baidu, Inc. ADR*	33,204	7,223,530
Pinduoduo, Inc. ADR*	42,271	5,659,241

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NASDAQ-100® Fund

	Shares	Value
eBay, Inc.	83,258	$5,098,720
Match Group, Inc.*	32,911	4,521,313
Okta, Inc.*	14,832	3,269,418
Sirius XM Holdings, Inc.[1]	506,558	3,084,938
CDW Corp.	17,252	2,859,519
VeriSign, Inc.*	13,838	2,750,441
Trip.com Group Ltd. ADR*	64,463	2,554,669
Fox Corp. — Class A	40,911	1,477,296
Fox Corp. — Class B	31,347	1,094,951
Total Communications		474,357,769

Consumer, Non-cyclical - 12.4%
PayPal Holdings, Inc.*	143,302	34,799,458
PepsiCo, Inc.	168,805	23,877,467
Amgen, Inc.	70,670	17,583,403
Intuitive Surgical, Inc.*	14,404	10,643,692
Mondelez International, Inc. — Class A	172,783	10,112,989
Gilead Sciences, Inc.	153,754	9,937,121
Automatic Data Processing, Inc.	52,362	9,868,666
Illumina, Inc.*	17,852	6,856,239
Vertex Pharmaceuticals, Inc.*	31,808	6,835,221
Moderna, Inc.*	48,915	6,405,419
Regeneron Pharmaceuticals, Inc.*	12,882	6,094,989
Kraft Heinz Co.	149,665	5,986,600
Keurig Dr Pepper, Inc.	172,190	5,918,170
Monster Beverage Corp.*	64,595	5,883,959
Align Technology, Inc.*	9,682	5,243,094
Biogen, Inc.*	18,640	5,214,540
IDEXX Laboratories, Inc.*	10,453	5,114,757
Cintas Corp.	12,851	4,386,175
DexCom, Inc.*	11,768	4,229,301
Alexion Pharmaceuticals, Inc.*	26,900	4,113,279
Verisk Analytics, Inc. — Class A	19,919	3,519,488
Seagen, Inc.*	22,167	3,078,110
Incyte Corp.*	26,899	2,186,082
Total Consumer, Non-cyclical		197,888,219

Consumer, Cyclical - 8.9%
Tesla, Inc.*	95,512	63,795,330
Costco Wholesale Corp.	54,199	19,104,063
Starbucks Corp.	144,052	15,740,562
Marriott International, Inc. — Class A*	39,695	5,879,226
Walgreens Boots Alliance, Inc.	105,722	5,804,138
Ross Stores, Inc.	43,616	5,229,995
Lululemon Athletica, Inc.*	15,310	4,695,730
O’Reilly Automotive, Inc.*	8,590	4,357,277
PACCAR, Inc.	42,451	3,944,547
Peloton Interactive, Inc. — Class A*	32,258	3,627,090
Fastenal Co.	70,275	3,533,427
Dollar Tree, Inc.*	28,778	3,293,930
Copart, Inc.*	28,916	3,140,567
Total Consumer, Cyclical		142,145,882

Utilities - 0.9%
Exelon Corp.	119,462	5,225,268
American Electric Power Company, Inc.	60,763	5,146,626
Xcel Energy, Inc.	65,785	4,375,361
Total Utilities		14,747,255

Industrial - 0.6%
CSX Corp.	93,298	8,995,793

Total Common Stocks
(Cost $444,746,673)		$1,502,180,870

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NASDAQ-100® Fund

	Shares	Value
MUTUAL FUNDS† - 3.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,563,180	$25,529,268
Guggenheim Strategy Fund II2	575,584	14,378,100
Guggenheim Strategy Fund III[2]	370,504	9,314,465
Total Mutual Funds
(Cost $49,178,710)		49,221,833

	Face Amount
U.S. TREASURY BILLS†† - 1.8%
U.S. Treasury Bills
0.01% due 04/06/21[3]	$15,000,000	14,999,979
0.04% due 04/01/21[3,4]	8,000,000	8,000,000
0.01% due 04/22/21[3,5]	3,828,000	3,827,972
0.09% due 04/01/21[3,4]	1,500,000	1,500,000
U.S. Cash Management Bill
0.03% due 08/03/21[3]	1,000,000	999,901
Total U.S. Treasury Bills
(Cost $29,327,857)		29,327,852

FEDERAL AGENCY NOTES†† - 0.5%
Federal Farm Credit Bank
0.40% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22[6]	3,000,000	3,011,387
0.27% due 06/09/22	2,000,000	1,999,041
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 11/23/21[6]	1,400,000	1,403,422

Fannie Mae
0.23% (U.S. Secured Overnight Financing Rate + 0.22%, Rate Floor: 0.00%) due 03/16/22[6]	2,000,000	2,003,901
Total Federal Agency Notes
(Cost $8,399,264)		8,417,751

REPURCHASE AGREEMENTS††,7 - 0.7%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[4]	5,900,683	5,900,683
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[4]	2,682,738	2,682,738
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[4]	2,448,416	2,448,416
Total Repurchase Agreements
(Cost $11,031,837)		11,031,837

	Shares
SECURITIES LENDING COLLATERAL†,8 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[9]	2,374,488	2,374,488
Total Securities Lending Collateral
(Cost $2,374,488)		2,374,488

Total Investments - 100.4%
(Cost $545,058,829)		$1,602,554,631
Other Assets & Liabilities, net - (0.4)%		(6,178,681)
Total Net Assets - 100.0%		$1,596,375,950

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NASDAQ-100® Fund

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	241	Jun 2021	$63,068,495	$769,277

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	04/08/21	1,791	$23,448,538	$520,858
BNP Paribas	NASDAQ-100 Index	0.76% (1 Month USD LIBOR + 0.65%)	At Maturity	04/08/21	295	3,866,563	(179,649)
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	04/07/21	339	4,439,641	(231,389)
						$31,754,742	$109,820

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
NASDAQ-100® Fund

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[6]

Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,502,180,870	$—	$—	$1,502,180,870
Mutual Funds	49,221,833	—	—	49,221,833
U.S. Treasury Bills	—	29,327,852	—	29,327,852
Federal Agency Notes	—	8,417,751	—	8,417,751
Repurchase Agreements	—	11,031,837	—	11,031,837
Securities Lending Collateral	2,374,488	—	—	2,374,488
Equity Futures Contracts**	769,277	—	—	769,277
Equity Index Swap Agreements**	—	520,858	—	520,858
Total Assets	$1,554,546,468	$49,298,298	$—	$1,603,844,766

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$411,038	$—	$411,038

**	This derivative is reported as unrealized appreciation/depreciation at period end.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
NASDAQ-100® Fund

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the year ended March 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$13,842,806	$—	$—	$—	$535,294
Guggenheim Strategy Fund III	8,569,619	350,000	—	—	394,846
Guggenheim Ultra Short Duration Fund — Institutional Class	15,735,775	9,500,000	—	—	293,493
	$38,148,200	$9,850,000	$—	$—	$1,223,633

Security Name	Value 03/31/21	Shares 03/31/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$14,378,100	575,584	$244,136
Guggenheim Strategy Fund III	9,314,465	370,504	161,143
Guggenheim Ultra Short Duration Fund — Institutional Class	25,529,268	2,563,180	209,716
	$49,221,833		$614,995

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® Fund

March 31, 2021

Assets:
Investments in unaffiliated issuers, at value - including $2,313,701 of securities loaned (cost $484,848,282)	$1,542,300,961
Investments in affiliated issuers, at value (cost $49,178,710)	49,221,833
Repurchase agreements, at value (cost $11,031,837)	11,031,837
Segregated cash with broker	47,178
Unrealized appreciation on OTC swap agreements	520,858
Receivables:
Variation margin on futures contracts	995,330
Fund shares sold	746,109
Dividends	260,126
Interest	3,601
Securities lending income	476
Total assets	1,605,128,309

Liabilities:
Unrealized depreciation on OTC swap agreements	411,038
Payable for:
Return of securities lending collateral	2,374,488
Securities purchased	999,901
Management fees	966,191
Swap settlement	875,213
Fund shares redeemed	770,811
Professional fees	376,840
Transfer agent and administrative fees	348,490
Printing	308,022
Distribution and service fees	117,809
Portfolio accounting fees	67,529
Trustees’ fees*	23,427
Miscellaneous	1,112,600
Total liabilities	8,752,359
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,596,375,950
Net assets consist of:
Paid in capital	$497,387,178
Total distributable earnings (loss)	1,098,988,772
Net assets	$1,596,375,950

Investor Class:
Net assets	$1,386,720,784
Capital shares outstanding	21,861,253
Net asset value per share	$63.43

A-Class:
Net assets	$69,807,822
Capital shares outstanding	1,211,334
Net asset value per share	$57.63
Maximum offering price per share (Net asset value divided by 95.25%)	$60.50

C-Class:
Net assets	$115,315,041
Capital shares outstanding	2,364,990
Net asset value per share	$48.76

H-Class:
Net assets	$24,532,303
Capital shares outstanding	425,801
Net asset value per share	$57.61

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
NASDAQ-100® Fund

Year Ended March 31, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $15,664)	$11,650,168
Dividends from securities of affiliated issuers	614,995
Interest	75,218
Income from securities lending, net	6,839
Total investment income	12,347,220

Expenses:
Management fees	11,164,640
Distribution and service fees:
A-Class	149,789
C-Class	1,122,171
H-Class	92,473
Transfer agent and administrative fees	4,168,282
Registration fees	1,422,512
Portfolio accounting fees	784,128
Professional fees	757,800
Trustees’ fees*	301,593
Custodian fees	214,911
Interest expense	2,113
Line of credit fees	23
Miscellaneous	1,044,238
Total expenses	21,224,673
Less:
Expenses waived by Adviser	(46,286)
Net expenses	21,178,387
Net investment loss	(8,831,167)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$124,858,452
Swap agreements	13,197,218
Futures contracts	34,572,061
Net realized gain	172,627,731
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	537,021,374
Investments in affiliated issuers	1,223,633
Swap agreements	675,752
Futures contracts	(3,151,089)
Net change in unrealized appreciation (depreciation)	535,769,670
Net realized and unrealized gain	708,397,401
Net increase in net assets resulting from operations	$699,566,234

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® Fund

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(8,831,167)	$(3,453,284)
Net realized gain on investments	172,627,731	108,686,367
Net change in unrealized appreciation (depreciation) on investments	535,769,670	(37,088,730)
Net increase in net assets resulting from operations	699,566,234	68,144,353

Distributions to shareholders:
Investor Class	(57,127,526)	(20,287,863)
A-Class	(2,931,676)	(1,043,499)
C-Class	(6,450,194)	(2,257,087)
H-Class	(2,043,797)	(648,117)
Total distributions to shareholders	(68,553,193)	(24,236,566)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,533,725,604	1,328,414,692
A-Class	26,461,104	30,863,059
C-Class	22,888,440	18,499,187
H-Class	96,094,160	140,487,069
Distributions reinvested
Investor Class	55,008,153	19,606,905
A-Class	2,792,916	977,143
C-Class	6,162,238	2,159,664
H-Class	2,043,207	645,234
Cost of shares redeemed
Investor Class	(1,635,030,147)	(1,477,875,968)
A-Class	(25,477,996)	(52,878,356)
C-Class	(39,910,076)	(26,781,762)
H-Class	(113,048,391)	(164,617,240)
Net decrease from capital share transactions	(68,290,788)	(180,500,373)
Net increase (decrease) in net assets	562,722,253	(136,592,586)

Net assets:
Beginning of year	1,033,653,697	1,170,246,283
End of year	$1,596,375,950	$1,033,653,697

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® Fund

	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital share activity:
Shares sold
Investor Class	28,111,919	32,616,628
A-Class	526,023	865,992
C-Class	548,678	567,526
H-Class	2,033,470	3,768,582
Shares issued from reinvestment of distributions
Investor Class	913,757	458,320
A-Class	51,031	24,959
C-Class	132,778	64,046
H-Class	37,339	16,485
Shares redeemed
Investor Class	(29,550,246)	(36,205,571)
A-Class	(497,139)	(1,433,295)
C-Class	(902,170)	(829,227)
H-Class	(2,300,380)	(4,442,249)
Net decrease in shares	(894,940)	(4,527,804)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS
NASDAQ-100® Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$39.68	$38.39	$34.94	$30.68	$25.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.08)	(.05)	(.05)	(.06)
Net gain (loss) on investments (realized and unrealized)	26.64	2.21	4.11	6.35	5.47
Total from investment operations	26.36	2.13	4.06	6.30	5.41
Less distributions from:
Net realized gains	(2.61)	(.84)	(.61)	(2.04)	(.48)
Total distributions	(2.61)	(.84)	(.61)	(2.04)	(.48)
Net asset value, end of period	$63.43	$39.68	$38.39	$34.94	$30.68

Total Return	66.78%	5.40%	11.79%	20.76%	21.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,386,721	$888,189	$979,675	$926,146	$760,485
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.19%)	(0.14%)	(0.14%)	(0.21%)
Total expenses[b]	1.33%	1.37%	1.36%	1.28%	1.29%
Net expenses[c]	1.33%	1.37%	1.36%	1.28%	1.29%
Portfolio turnover rate	57%	54%	32%	48%	72%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$36.29	$35.26	$32.22	$28.49	$24.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.17)	(.13)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	24.34	2.04	3.78	5.89	5.06
Total from investment operations	23.95	1.87	3.65	5.77	4.93
Less distributions from:
Net realized gains	(2.61)	(.84)	(.61)	(2.04)	(.48)
Total distributions	(2.61)	(.84)	(.61)	(2.04)	(.48)
Net asset value, end of period	$57.63	$36.29	$35.26	$32.22	$28.49

Total Return[d]	66.37%	5.14%	11.51%	20.44%	20.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,808	$41,054	$59,021	$52,257	$63,311
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.44%)	(0.38%)	(0.39%)	(0.51%)
Total expenses[b]	1.58%	1.62%	1.61%	1.53%	1.53%
Net expenses[c]	1.58%	1.62%	1.61%	1.53%	1.53%
Portfolio turnover rate	57%	54%	32%	48%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$31.18	$30.64	$28.29	$25.41	$21.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.39)	(.34)	(.32)	(.28)
Net gain (loss) on investments (realized and unrealized)	20.85	1.77	3.30	5.24	4.55
Total from investment operations	20.19	1.38	2.96	4.92	4.27
Less distributions from:
Net realized gains	(2.61)	(.84)	(.61)	(2.04)	(.48)
Total distributions	(2.61)	(.84)	(.61)	(2.04)	(.48)
Net asset value, end of period	$48.76	$31.18	$30.64	$28.29	$25.41

Total Return[d]	65.17%	4.31%	10.70%	19.57%	19.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,315	$80,633	$85,274	$85,149	$58,647
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.19%)	(1.14%)	(1.15%)	(1.21%)
Total expenses[b]	2.33%	2.37%	2.36%	2.28%	2.28%
Net expenses[c]	2.33%	2.37%	2.36%	2.28%	2.28%
Portfolio turnover rate	57%	54%	32%	48%	72%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$36.28	$35.26	$32.22	$28.49	$24.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.16)	(.13)	(.12)	(.14)
Net gain (loss) on investments (realized and unrealized)	24.32	2.02	3.78	5.89	5.11
Total from investment operations	23.94	1.86	3.65	5.77	4.97
Less distributions from:
Net realized gains	(2.61)	(.84)	(.61)	(2.04)	(.48)
Total distributions	(2.61)	(.84)	(.61)	(2.04)	(.48)
Net asset value, end of period	$57.61	$36.28	$35.26	$32.22	$28.49

Total Return	66.36%	5.11%	11.51%	20.49%	20.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,532	$23,777	$46,276	$64,483	$53,441
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.43%)	(0.37%)	(0.37%)	(0.57%)
Total expenses[b]	1.59%	1.62%	1.61%	1.53%	1.54%
Net expenses[c]	1.59%	1.62%	1.61%	1.53%	1.54%
Portfolio turnover rate	57%	54%	32%	48%	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2021, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

At March 31, 2021, A-Class, C-Class, Investor Class and H-Class shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$61,596,006

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay.

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$21,921,046

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	—
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2021
$769,277	$520,858	$1,290,135

34 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2021
$—	$411,038	$411,038

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. For exchange-traded derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$34,572,061	$13,197,218	$47,769,279

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(3,151,089)	$675,752	$(2,475,337)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

36 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap equity contracts	$520,858	$—	$520,858	$—	$—	$520,858

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap equity contracts	$411,038	$—	$411,038	$(411,038)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures contracts	$47,178	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

THE RYDEX FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

38 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2021, GFD retained sales charges of $128,465 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2021, the Fund waived $46,286 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.01%			2.38%
Due 04/01/21	$124,999,036	$124,999,053	11/15/49	$126,141,600	$127,499,092

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 04/01/21	56,830,637	56,830,653	02/15/51	57,053,077	57,967,257

BofA Securities, Inc.			U.S. Treasury Note
0.01%			0.38%
Due 04/01/21	51,866,820	51,866,827	04/30/25	53,449,300	52,904,236

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has

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NOTES TO FINANCIAL STATEMENTS (continued)

the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2021, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$2,313,701	$(2,313,701)	$—	$2,374,488	$—	$2,374,488

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$14,003,461	$54,549,732	$68,553,193

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$157,143	$24,079,423	$24,236,566

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2021 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$71,808,723	$17,530,058	$1,009,649,991	$—	$1,098,988,772

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the tax treatment of bond premium/discount amortization. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of March 31, 2021 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$69,783,443	$(69,783,443)

At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$593,014,460	$1,013,231,793	$(3,581,802)	$1,009,649,991

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$808,543,346	$885,691,592

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2021, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$244,800,906	$412,286,478	$41,793,691

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On June 8, 2020, the line of credit agreement was renewed at an increased amount of $150,000,000 and expires on June 7, 2021. On February 10, 2021, the line of credit was increased from $150,000,000 to $200,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2021. The Fund did not have any borrowings outstanding under this agreement at March 31, 2021.

The average daily balance borrowed for the year ended March 31, 2021 was $1,792.

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which

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NOTES TO FINANCIAL STATEMENTS (continued)

Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order

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NOTES TO FINANCIAL STATEMENTS (continued)

recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its

THE RYDEX FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (concluded)

intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

46 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

THE RYDEX FUNDS ANNUAL REPORT | 47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2021

48 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2021, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2021, the Fund had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
100.00%	100.00%	100.00%

With respect to the taxable year ended March 31, 2021, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$54,549,732	$69,783,443

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

THE RYDEX FUNDS ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)(concluded)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE RYDEX FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE RYDEX FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law. In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE RYDEX FUNDS ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2021

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-ANN-0321x0322

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	32
INVERSE EMERGING MARKETS 2x STRATEGY FUND	41
EMERGING MARKETS BOND STRATEGY FUND	48
NOTES TO FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72
OTHER INFORMATION	73
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	74
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	79

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy funds (the “Fund” or “Funds”) for the one-year period ended March 31, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ● It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2021

Inverse and leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse funds involve certain risks, which include increased volatility due to the funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. ● For more information on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments in the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2021

For the 12-month period ended March 31, 2021, the Standard & Poor’s 500® (“S&P 500®”) Index returned 56.35% as the equity market roared back to life after a sharp selloff following the outbreak of COVID-19. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.

Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. vaccinations for COVID-19 continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.

Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.

Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business re-openings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.

Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.

Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.

For the 12-month period ended March 31, 2021, the S&P 500® Index* returned, as noted, 56.35%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 44.57%. The return of the MSCI Emerging Markets Index* was 58.39%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.71% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 23.72%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2020 and ending March 31, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.71%	18.88%	$ 1,000.00	$ 1,188.80	$ 9.33
C-Class	2.46%	18.39%	1,000.00	1,183.90	13.39
P-Class	1.71%	18.82%	1,000.00	1,188.20	9.33
Institutional Class	1.46%	19.03%	1,000.00	1,190.30	7.97
Emerging Markets 2x Strategy Fund
A-Class	1.81%	39.60%	1,000.00	1,396.00	10.81
C-Class	2.55%	39.07%	1,000.00	1,390.70	15.20
H-Class	1.79%	39.58%	1,000.00	1,395.80	10.69
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.95%	(39.38%)	1,000.00	606.20	7.81
C-Class	2.63%	(39.54%)	1,000.00	604.60	10.52
H-Class	1.79%	(38.47%)	1,000.00	615.30	7.21
Emerging Markets Bond Strategy Fund
A-Class	1.61%	(0.31%)	1,000.00	996.90	8.02
C-Class	2.36%	(0.68%)	1,000.00	993.20	11.73
H-Class	1.61%	(0.31%)	1,000.00	996.90	8.02

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.71%	5.00%	$ 1,000.00	$ 1,016.40	$ 8.60
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34
P-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
Institutional Class	1.46%	5.00%	1,000.00	1,017.65	7.34
Emerging Markets 2x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.91	9.10
C-Class	2.55%	5.00%	1,000.00	1,012.22	12.79
H-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.95%	5.00%	1,000.00	1,015.21	9.80
C-Class	2.63%	5.00%	1,000.00	1,011.82	13.19
H-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
Emerging Markets Bond Strategy Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2020 to March 31, 2021.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2021, the Long Short Equity Fund P-Class returned 35.09%. The two benchmarks used by the Fund in the period, the Morningstar Long/Short Equity Category Average and the S&P 500 Index, returned 24.72% and 56.35%, respectively, for the same one-year period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient—investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). Academics have noted that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s strategy does not assume historic risk premia are constant. Investors’ perceptions of what is risky can change dramatically over time. Investors can harbor new fears about avoiding the companies that were vulnerable in the most recent economic crisis, or alternatively become over-excited about some new hot technology and completely forget about the risks involved.

The Fund’s strategy is to quantitatively compute what forward-looking compensation level is embedded in a large universe of stocks—and ascertain what broad risk factors are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with undervalued risk factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and up to 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The performance discussion below referencing short position performance would be entirely due to custom basket swap derivatives, and performance of long positions would be partially due to custom basket swap derivatives.

Performance Review

The year started at the depths of market uncertainty regarding the rapidly spreading COVID-19 pandemic and global shutdowns, and ended with a broad-based economic resurgence and strong stimulatory government backdrop. In between those extremes, the Fund navigated a host of rapidly evolving government, corporate, and economic cycles. This year, more than most, required both constant risk diligence, quick position rebalancing, as well as portfolio manager oversight of the quantitative approach in order to appropriately capture the benefits of never-before-seen governmental actions.

The COVID-19 pandemic halted global economies in quick fashion during March of 2020 and, as a result, market returns temporarily cratered in the worst showing since the 2008 Global Financial Crisis. Industries most impacted by global stay-at-home orders were hit the hardest, including airlines, hotels, cruise lines, and brick-and-mortar apparel retailers. Within the energy sector, on top of a big drop in oil demand due to shutdowns, a price war broke out between Russia and Saudi Arabia when they could not agree on the extent of OPEC supply cuts. This led to a collapse in oil prices and even a short stint of negative pricing in the oil futures market. Banks also suffered as investors foresaw big write-offs on loan books as a result of the impact of COVID-19 on company and individual borrowers.

Congress took unusually quick action, passing the CARES act, which provided direct payment to certain U.S. citizens, funding for extended unemployment, and small business relief to prevent layoffs. The Fed was also busy announcing an emergency rate cut with a zero lower bound, and massive quantitative easing and emergency lending facilities. These quick actions helped stabilize the markets and provided a backstop to

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

liquidity and credit flow, massively shrinking the “risk premium” across several fixed income asset classes. That low risk premium spilled into the stock market as investors were ready to invest at ever-higher valuations driven by low rates, low credit spreads, the promise of further stimulus, and positive news on COVID-19 vaccines.

The Presidential and Congressional election results led to a manic bullish environment to end the year. A strong emphasis on COVID-19 control and heavy stimulus on the Democratic platform fed the rally in many of the remaining beaten-down industries most impacted by the pandemic.

As 2021 began, interest rates rallied off their generational lows as the market anticipated a re-inflationary environment driven by demand shocks. While this was a bullish economic signal, and stocks broadly continued their advance in the first quarter, the biggest beneficiaries were cyclicals and higher cash flow names. For the first time in years, high growth but less profitable names began to underperform as the discount rates on far distant cash flows began to rise.

The broad market (S&P 500 Index) surged 56.35% off the March 31, 2020 starting point for the fiscal year. Riskier corners of the market achieved even more astounding rebounds. The Russell 2000 small cap benchmark for example notched a 94.8% return for the fiscal year.

At period end, the Fund held about 143% of assets in long securities, and 69% short, for a net-dollar exposure of 74%. The net exposure averaged 73% during the year (ranging between a low of 60% at the start of the fiscal year and a high of 78% in the months right before the election). The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.60 during the year. The beta is lower than the net dollar exposure because the shorts exhibit higher beta versus the market than the more-defensive long positions.

Fund long positions (on a standalone unlevered basis) averaged a return of 58.9% for the year, while short positions returned 62.6% on a standalone basis. Although standalone returns for long positions was lower than the short positions, the Fund ended with a positive return for the year as the total weight invested in long positions was at the high range of historic net exposure for much of the strong recovery portion of the year.

Compared to our internal benchmark of 30% S&P 500 Index and 70% cash—the Fund positions outperformed by a strong +22.1% excess return. Relative to that blended benchmark, the Fund’s net long bias added most of the excess return. Sector positioning had a positive impact of about +3.1%, with key contributors being a net long in Consumer Discretionary while those names had strong recoveries, as well as a net short in Energy which was one of the few higher-beta sectors that underperformed (at least for most of the fiscal year). The Fund’s fundamental style tilts detracted by about -2%. The Fund’s tilts towards value and high free cash flowing companies began to outperform at the tail end of the year; however, net long positions in higher-profitable companies and larger size firms caused more drag as the risk-on trade firmly set in. Stock selection–after controlling for the style and sector tilts described above–was about flat for the full year.

The portfolio managers kept a close eye on the ‘COVID-19 risk’ inherent in certain narrow industries that most directly suffered or benefited from the pandemic. This was a strong but transient factor that explained so many stock moves this year. It was more difficult for traditional quant techniques to identify due to the uniqueness of the risk factor and lack of historic precedent. Our goal this past year was to understand the risks of both shutdowns and re-openings, and make sure the portfolio was not inadvertently exposed to this unpredictable risk. This approach had a positive impact on the Fund profits and losses and risk control as we were able to quickly rebalance out of winning positions (both long and short) that overreacted to pandemic news and were likely to have massive volatility on the recovery.

Positioning

The Fund maintains its style bias towards less expensive valuation names, while maintaining a quality bias, including higher free cash flow names and stronger profitability bias. However, due to the quite-expensive valuations afforded high growth names, we remain net short growth.

From an industry perspective, the Fund remains net long several defensive sectors with relatively well-priced stocks, including Healthcare, Staples, and Utilities. After being short the Financials sector for a few years, the Fund has closed that out and now remains close to neutral in that sector. The largest net short exposures currently are Materials and Real Estate.

Looking forward, we are starting to see some positive indicators for our valuation disciplined approach. The Democratic presidential and Congressional victories will likely lead to some stock market positives (bigger stimulus, more traditional international dealings) as well as some corporate negatives (higher corporate taxes, more regulations on certain industries). The interest rate markets have started pricing this in with higher yields and a steeper yield curve. These developments have spurred a long-awaited recovery in ‘Value Stocks’. These are generally the

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2021

companies that deliver strong earnings increases during robust economic environments. Meanwhile, strong secular growth companies within each industry have had solid fundamentals in recent years, but their prices have already incorporated much of the longer-term growth. As long-term rates rise, the discounting of far-off profitability will impact the valuation of those long duration profit streams. The Fund’s style positioning would likely benefit from a steady return to economic growth, higher interest rates, and some of the extreme valuation disparities starting to converge.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.2%
Verizon Communications, Inc.	1.1%
International Business Machines Corp.	1.1%
Microsoft Corp.	1.1%
Johnson & Johnson	1.1%
McKesson Corp.	1.1%
Cisco Systems, Inc.	1.1%
SS&C Technologies Holdings, Inc.	1.0%
Molson Coors Beverage Co. — Class B	1.0%
MetLife, Inc.	1.0%
Top Ten Total	10.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	35.04%	5.09%	3.23%
A-Class Shares with sales charge‡	28.67%	4.07%	2.73%
C-Class Shares	34.06%	4.31%	2.47%
C-Class Shares with CDSC§	33.06%	4.31%	2.47%
P-Class Shares	35.09%	5.09%	3.24%
Morningstar Long/Short Equity Category Average**	24.72%	4.90%	4.17%
S&P 500 Index**	56.35%	16.29%	13.91%

	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	35.47%	5.38%	5.36%
Morningstar Long/Short Equity Category Average**	24.72%	4.90%	4.96%
S&P 500 Index**	56.35%	16.29%	15.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500 Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 100.1%

Consumer, Non-cyclical - 31.0%
Johnson & Johnson[1]	1,120	$184,072
McKesson Corp.[1]	926	180,607
Molson Coors Beverage Co. — Class B*,1	3,385	173,143
Amgen, Inc.[1]	687	170,932
Merck & Company, Inc.[1]	2,190	168,827
Procter & Gamble Co.[1]	1,212	164,141
Bristol-Myers Squibb Co.	2,591	163,570
Philip Morris International, Inc.[1]	1,761	156,271
General Mills, Inc.[1]	2,521	154,588
Altria Group, Inc.[1]	3,008	153,889
J M Smucker Co.[1]	1,184	149,812
Colgate-Palmolive Co.	1,842	145,205
Humana, Inc.	324	135,837
Conagra Brands, Inc.	3,372	126,787
Cardinal Health, Inc.	2,062	125,266
Kimberly-Clark Corp.[1]	880	122,364
Campbell Soup Co.[1]	2,428	122,056
Kraft Heinz Co.	3,049	121,960
Kellogg Co.	1,863	117,928
United Rentals, Inc.*	348	114,600
Pfizer, Inc.[1]	2,995	108,509
Gilead Sciences, Inc.[1]	1,628	105,218
United Therapeutics Corp.*	542	90,660
Tyson Foods, Inc. — Class A	1,090	80,987
Coca-Cola Co.	1,530	80,646
Quanta Services, Inc.	902	79,358
Ingredion, Inc.[1]	795	71,486
Regeneron Pharmaceuticals, Inc.*	150	70,971
Kroger Co.	1,959	70,504
DaVita, Inc.*	654	70,481
Cigna Corp.	289	69,863
John B Sanfilippo & Son, Inc.	761	68,772
Sprouts Farmers Market, Inc.*	2,461	65,512
H&R Block, Inc.	2,977	64,898
Quest Diagnostics, Inc.	501	64,298
Post Holdings, Inc.*	576	60,895
Abbott Laboratories	467	55,965
Incyte Corp.*	686	55,751
Vector Group Ltd.	3,989	55,647
CVS Health Corp.[1]	734	55,219
Laboratory Corporation of America Holdings*	211	53,811
Hologic, Inc.*	699	51,992
Becton Dickinson and Co.	207	50,332
Medtronic plc	389	45,952
Hershey Co.	284	44,917
Hill-Rom Holdings, Inc.	394	43,529
Ionis Pharmaceuticals, Inc.*	957	43,027
UnitedHealth Group, Inc.	109	40,556
Innoviva, Inc.*	3,389	40,499
Constellation Brands, Inc. — Class A	166	37,848
FleetCor Technologies, Inc.*	137	36,802
Anthem, Inc.	101	36,254
Prestige Consumer Healthcare, Inc.*	820	36,146
PepsiCo, Inc.[1]	250	35,363
PayPal Holdings, Inc.*	139	33,755
Perrigo Company plc	830	33,590
AbbVie, Inc.	310	33,548
Thermo Fisher Scientific, Inc.[1]	73	33,316
Encompass Health Corp.	403	33,006
USANA Health Sciences, Inc.*	334	32,598
Boston Scientific Corp.*	838	32,389
Mondelez International, Inc. — Class A	399	23,353
Danaher Corp.	103	23,183
Eli Lilly & Co.[1]	107	19,990
Total Consumer, Non-cyclical		5,293,251

Industrial - 15.9%
General Dynamics Corp.	927	168,306
Parker-Hannifin Corp.	398	125,541
3M Co.	635	122,352
Lockheed Martin Corp.	324	119,718
Vishay Intertechnology, Inc.	4,511	108,625
Acuity Brands, Inc.	627	103,455
Union Pacific Corp.[1]	415	91,470
Trane Technologies plc	538	89,071
Oshkosh Corp.	714	84,723
Caterpillar, Inc.[1]	360	83,473
Arrow Electronics, Inc.*	742	82,229
Owens Corning	863	79,474
CSX Corp.	817	78,775
Masco Corp.	1,311	78,529
Fortive Corp.	1,049	74,101
Agilent Technologies, Inc.	572	72,724
Northrop Grumman Corp.	216	69,906
Snap-on, Inc.[1]	294	67,838
Hubbell, Inc.	362	67,654
AGCO Corp.	465	66,797
Norfolk Southern Corp.	245	65,787
Timken Co.	768	62,339
Eaton Corporation plc	442	61,120
Westinghouse Air Brake Technologies Corp.	683	54,067
Energizer Holdings, Inc.	1,111	52,728
TE Connectivity Ltd.	396	51,128
Lennox International, Inc.	150	46,738
Sanmina Corp.*	1,123	46,470
Waters Corp.*	163	46,320
Lincoln Electric Holdings, Inc.[1]	368	45,242
Mettler-Toledo International, Inc.*	38	43,916
Hillenbrand, Inc.	892	42,557
AECOM*	657	42,120
Donaldson Company, Inc.	680	39,549
O-I Glass, Inc.*	2,637	38,869
Deere & Co.	93	34,795
Berry Global Group, Inc.*	552	33,893
Westrock Co.	635	33,052
Honeywell International, Inc.	106	23,009
United Parcel Service, Inc. — Class B	135	22,949
Total Industrial		2,721,409

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Value
Technology - 13.8%
Apple, Inc.[1]	1,610	$196,661
International Business Machines Corp.[1]	1,413	188,296
Microsoft Corp.[1]	798	188,144
SS&C Technologies Holdings, Inc.[1]	2,494	174,256
Seagate Technology plc	1,547	118,732
Cerner Corp.[1]	1,537	110,480
Intel Corp.[1]	1,458	93,312
Dell Technologies, Inc. — Class C*	1,022	90,089
HP, Inc.	2,506	79,566
CDK Global, Inc.	1,456	78,711
Kulicke & Soffa Industries, Inc.	1,406	69,049
Texas Instruments, Inc.	333	62,934
Dropbox, Inc. — Class A*	2,265	60,385
Oracle Corp.[1]	860	60,346
NetApp, Inc.	818	59,444
Cognizant Technology Solutions Corp. — Class A	726	56,715
Qorvo, Inc.*	304	55,541
Accenture plc — Class A	198	54,698
KLA Corp.	154	50,881
Fiserv, Inc.*	423	50,354
Bandwidth, Inc. — Class A*	395	50,062
Cirrus Logic, Inc.*	582	49,348
VMware, Inc. — Class A*,2	326	49,047
Paychex, Inc.	426	41,757
Microchip Technology, Inc.	254	39,426
NVIDIA Corp.	72	38,443
CSG Systems International, Inc.	829	37,214
Skyworks Solutions, Inc.	197	36,145
Broadcom, Inc.	76	35,238
Western Digital Corp.	526	35,111
Adobe, Inc.*	50	23,768
QUALCOMM, Inc.	175	23,203
Total Technology		2,357,356

Utilities - 11.5%
Evergy, Inc.	2,607	155,195
PPL Corp.[1]	5,357	154,496
Public Service Enterprise Group, Inc.[1]	2,558	154,017
Southern Co.[1]	2,354	146,325
Duke Energy Corp.	1,417	136,783
UGI Corp.	3,103	127,254
Exelon Corp.[1]	2,814	123,084
IDACORP, Inc.	1,178	117,765
Consolidated Edison, Inc.	1,540	115,192
NiSource, Inc.	4,524	109,074
ONE Gas, Inc.	1,384	106,443
OGE Energy Corp.	3,061	99,054
Pinnacle West Capital Corp.	1,049	85,336
Southwest Gas Holdings, Inc.	1,200	82,452
DTE Energy Co.	551	73,360
CenterPoint Energy, Inc.	3,123	70,736
Sempra Energy	329	43,619
AES Corp.	1,214	32,547
NextEra Energy, Inc.	300	22,683
Dominion Energy, Inc.	105	7,976
Total Utilities		1,963,391

Communications - 11.1%
Verizon Communications, Inc.[1]	3,347	194,628
Cisco Systems, Inc.[1]	3,469	179,382
Amazon.com, Inc.*,1	46	142,328
Viavi Solutions, Inc.*,1	8,322	130,655
Alphabet, Inc. — Class C*,1	63	130,324
Facebook, Inc. — Class A*,1	424	124,881
Juniper Networks, Inc.	3,998	101,269
T-Mobile US, Inc.*	714	89,457
AT&T, Inc.[1]	2,938	88,933
VeriSign, Inc.*	435	86,460
Charter Communications, Inc. — Class A*	138	85,149
Ciena Corp.*	1,409	77,101
Cogent Communications Holdings, Inc.	930	63,947
Sirius XM Holdings, Inc.[2]	10,404	63,360
Omnicom Group, Inc.[1]	854	63,324
Motorola Solutions, Inc.	325	61,116
InterDigital, Inc.	797	50,570
Vonage Holdings Corp.*	3,990	47,162
Walt Disney Co.*	225	41,517
Comcast Corp. — Class A1	647	35,009
Netflix, Inc.*	43	22,431
Discovery, Inc. — Class A*	303	13,169
Total Communications		1,892,172

Consumer, Cyclical - 9.0%
Gentex Corp.[1]	3,176	113,288
AutoZone, Inc.*	80	112,344
Genuine Parts Co.	948	109,579
Allison Transmission Holdings, Inc.[1]	2,541	103,749
Gentherm, Inc.*	1,360	100,790
Best Buy Company, Inc.[1]	836	95,981
Lowe’s Companies, Inc.	486	92,428
AutoNation, Inc.*	965	89,957
Cummins, Inc.[1]	304	78,769
Lear Corp.[1]	425	77,031
MSC Industrial Direct Company, Inc. — Class A	783	70,619
PACCAR, Inc.	731	67,924
O’Reilly Automotive, Inc.*	123	62,392
Lennar Corp. — Class A	604	61,143
PulteGroup, Inc.	1,062	55,691
Brunswick Corp.	526	50,165
Home Depot, Inc.[1]	125	38,156
Dolby Laboratories, Inc. — Class A	372	36,724
McDonald’s Corp.	160	35,862
Walmart, Inc.	259	35,180
Costco Wholesale Corp.	70	24,674
Tesla, Inc.*	34	22,710
Total Consumer, Cyclical		1,535,156

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Value
Financial - 7.6%
MetLife, Inc.	2,826	$171,792
Berkshire Hathaway, Inc. — Class B*,1	521	133,100
Allstate Corp.[1]	993	114,096
Highwoods Properties, Inc. REIT	2,652	113,877
Travelers Companies, Inc.	596	89,638
Prudential Financial, Inc.	937	85,361
Aflac, Inc.	1,381	70,680
Brandywine Realty Trust REIT	5,451	70,372
Hartford Financial Services Group, Inc.	850	56,771
JPMorgan Chase & Co.	363	55,260
Synchrony Financial	1,306	53,102
Western Union Co.	1,726	42,563
Mastercard, Inc. — Class A	102	36,317
Bank of America Corp.	905	35,014
Wells Fargo & Co.	865	33,796
Sabra Health Care REIT, Inc.	1,881	32,654
Visa, Inc. — Class A	150	31,759
BlackRock, Inc. — Class A	31	23,373
Citigroup, Inc.	308	22,407
American Express Co.	152	21,499
Total Financial		1,293,431

Basic Materials - 0.2%
International Paper Co.	600	32,442

Total Common Stocks
(Cost $14,136,506)		17,088,608

MONEY MARKET FUND† - 2.4%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio Institutional Class, 0.01%[3]	417,373	417,373
Total Money Market Fund
(Cost $417,373)		417,373

SECURITIES LENDING COLLATERAL†,4 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[3]	86,162	86,162
Total Securities Lending Collateral
(Cost $86,162)		86,162

Total Investments - 103.0%
(Cost $14,640,041)		$17,592,143
Other Assets & Liabilities, net - (3.0)%		(508,423)
Total Net Assets - 100.0%		$17,083,720

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.47% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$4,076,680	$594,342
Goldman Sachs International	GS Equity Custom Basket	0.52% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	4,074,100	592,177
					$8,150,780	$1,186,519
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	(0.13%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$5,845,698	$(701,874)
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.23%) (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	5,805,752	(716,647)
					$11,651,450	$(1,418,521)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Utilities
UGI Corp.	738	0.75%	$3,938
Southern Co.	560	0.85%	2,997
Public Service Enterprise Group, Inc.	608	0.90%	2,792
CenterPoint Energy, Inc.	743	0.41%	2,186
IDACORP, Inc.	280	0.69%	2,167
Exelon Corp.	669	0.72%	1,968
Evergy, Inc.	620	0.91%	1,730
DTE Energy Co.	131	0.43%	1,135
Pinnacle West Capital Corp.	249	0.50%	888
NiSource, Inc.	1,076	0.64%	742
Sempra Energy	78	0.25%	731
OGE Energy Corp.	728	0.58%	713
Duke Energy Corp.	337	0.80%	649
Consolidated Edison, Inc.	366	0.67%	517
ONE Gas, Inc.	329	0.62%	175
NextEra Energy, Inc.	71	0.13%	74
Dominion Energy, Inc.	25	0.05%	74
AES Corp.	288	0.19%	(253)
Southwest Gas Holdings, Inc.	285	0.48%	(354)
PPL Corp.	1,275	0.90%	(359)
Total Utilities			22,510

Industrial
Caterpillar, Inc.	85	0.50%	9,146
AGCO Corp.	110	0.39%	8,479
Acuity Brands, Inc.	149	0.60%	8,122
Snap-on, Inc.	70	0.40%	7,961
Vishay Intertechnology, Inc.	1,073	0.63%	7,528
Oshkosh Corp.	170	0.49%	7,147
Owens Corning	205	0.46%	6,960
TE Connectivity Ltd.	94	0.30%	5,834
General Dynamics Corp.	220	0.98%	5,410
Timken Co.	182	0.36%	4,831
Arrow Electronics, Inc.	176	0.48%	4,660
Hubbell, Inc.	86	0.39%	4,516
3M Co.	151	0.71%	3,924
Eaton Corporation plc	105	0.36%	3,517
Lincoln Electric Holdings, Inc.	87	0.26%	3,504
Waters Corp.	38	0.26%	3,307
Trane Technologies plc	128	0.52%	2,707
Union Pacific Corp.	98	0.53%	1,882
Parker-Hannifin Corp.	94	0.73%	1,583
Energizer Holdings, Inc.	264	0.31%	1,447
Masco Corp.	312	0.46%	1,286
Lennox International, Inc.	35	0.27%	1,242
Northrop Grumman Corp.	51	0.40%	1,196
O-I Glass, Inc.	627	0.23%	1,184
Berry Global Group, Inc.	131	0.20%	927
Agilent Technologies, Inc.	136	0.42%	883
Mettler-Toledo International, Inc.	9	0.26%	879
Westinghouse Air Brake Technologies Corp.	162	0.31%	841
AECOM	156	0.25%	701
Westrock Co.	151	0.19%	655
CSX Corp.	194	0.46%	600
Sanmina Corp.	267	0.27%	477
Deere & Co.	22	0.20%	438
United Parcel Service, Inc. — Class B	32	0.13%	381
Norfolk Southern Corp.	58	0.38%	354
Honeywell International, Inc.	25	0.13%	241
Lockheed Martin Corp.	77	0.70%	126
Fortive Corp.	249	0.43%	119
Donaldson Company, Inc.	161	0.23%	(198)
Hillenbrand, Inc.	212	0.25%	(514)
Total Industrial			114,283

Consumer, Non-cyclical
United Rentals, Inc.	83	0.68%	14,649
McKesson Corp.	220	1.05%	12,241
Quanta Services, Inc.	214	0.46%	7,645
Molson Coors Beverage Co. — Class B	805	1.01%	7,553
Amgen, Inc.	163	0.99%	6,985
Cardinal Health, Inc.	451	0.67%	6,703
Johnson & Johnson	266	1.07%	6,557
Altria Group, Inc.	715	0.90%	6,457
United Therapeutics Corp.	129	0.53%	5,888
Kraft Heinz Co.	725	0.71%	5,703
Procter & Gamble Co.	288	0.96%	5,268
J M Smucker Co.	282	0.88%	4,512
Cigna Corp.	68	0.40%	3,402
H&R Block, Inc.	708	0.38%	3,300
Philip Morris International, Inc.	419	0.91%	3,281
DaVita, Inc.	155	0.41%	3,150
CVS Health Corp.	174	0.32%	2,992
Sprouts Farmers Market, Inc.	585	0.38%	2,824
Laboratory Corporation of America Holdings	50	0.31%	2,788
Tyson Foods, Inc. — Class A	259	0.47%	2,626
Anthem, Inc.	24	0.21%	2,603
Abbott Laboratories	111	0.33%	2,356
Medtronic plc	92	0.27%	2,315
UnitedHealth Group, Inc.	26	0.24%	2,165
Colgate-Palmolive Co.	438	0.85%	2,068
Conagra Brands, Inc.	802	0.74%	2,038
Eli Lilly & Co.	25	0.11%	2,006

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Vector Group Ltd.	878	0.30%	$1,965
USANA Health Sciences, Inc.	79	0.19%	1,807
Kroger Co.	466	0.41%	1,756
Kellogg Co.	443	0.69%	1,678
Post Holdings, Inc.	137	0.36%	1,588
Campbell Soup Co.	824	1.02%	1,574
Thermo Fisher Scientific, Inc.	17	0.19%	1,530
Hill-Rom Holdings, Inc.	93	0.25%	1,445
Prestige Consumer Healthcare, Inc.	195	0.21%	1,439
Constellation Brands, Inc. — Class A	39	0.22%	1,307
General Mills, Inc.	600	0.90%	1,264
PayPal Holdings, Inc.	33	0.20%	1,263
Pfizer, Inc.	713	0.63%	964
Quest Diagnostics, Inc.	119	0.37%	911
Humana, Inc.	77	0.79%	894
PepsiCo, Inc.	59	0.20%	802
Bristol-Myers Squibb Co.	616	0.95%	670
Mondelez International, Inc. — Class A	95	0.14%	606
Coca-Cola Co.	364	0.47%	579
Hologic, Inc.	166	0.30%	539
Hershey Co.	67	0.26%	451
Danaher Corp.	24	0.13%	366
AbbVie, Inc.	73	0.19%	298
Ingredion, Inc.	189	0.42%	283
Becton Dickinson and Co.	49	0.29%	202
John B Sanfilippo & Son, Inc.	181	0.40%	166
Kimberly-Clark Corp.	209	0.71%	118
Encompass Health Corp.	96	0.19%	1
Perrigo Company plc	197	0.20%	(184)
Boston Scientific Corp.	199	0.19%	(258)
Incyte Corp.	163	0.32%	(290)
FleetCor Technologies, Inc.	32	0.21%	(551)
Innoviva, Inc.	806	0.24%	(589)
Merck & Company, Inc.	521	0.99%	(1,006)
Regeneron Pharmaceuticals, Inc.	35	0.41%	(1,093)
Ionis Pharmaceuticals, Inc.	227	0.25%	(1,955)
Gilead Sciences, Inc.	387	0.61%	(2,191)
Total Consumer, Non-cyclical			148,424

Financial
MetLife, Inc.	672	1.00%	12,222
Hartford Financial Services Group, Inc.	202	0.33%	5,715
Berkshire Hathaway, Inc. — Class B	124	0.78%	5,600
JPMorgan Chase & Co.	86	0.32%	4,237
Aflac, Inc.	328	0.41%	4,099
Allstate Corp.	236	0.67%	3,849
Synchrony Financial	311	0.31%	3,667
Travelers Companies, Inc.	141	0.52%	3,578
Bank of America Corp.	215	0.20%	3,223
Western Union Co.	410	0.25%	2,023
Highwoods Properties, Inc.	631	0.66%	1,355
Visa, Inc. — Class A	35	0.18%	1,156
Wells Fargo & Co.	205	0.20%	1,132
Mastercard, Inc. — Class A	24	0.21%	696
BlackRock, Inc. — Class A	7	0.13%	218
Citigroup, Inc.	73	0.13%	61
American Express Co.	36	0.12%	(154)
Sabra Health Care REIT, Inc.	447	0.19%	(214)
Prudential Financial, Inc.	223	0.50%	(257)
Brandywine Realty Trust	1,297	0.41%	(659)
Total Financial			51,547

Technology
Apple, Inc.	383	1.16%	24,206
Microsoft Corp.	189	1.09%	18,361
Seagate Technology plc	368	0.69%	9,386
HP, Inc.	596	0.46%	8,816
Kulicke & Soffa Industries, Inc.	334	0.40%	6,574
Texas Instruments, Inc.	79	0.37%	6,063
NetApp, Inc.	194	0.35%	5,956
CDK Global, Inc.	346	0.46%	5,507
KLA Corp.	36	0.29%	5,032
SS&C Technologies Holdings, Inc.	593	1.02%	4,163
Intel Corp.	347	0.54%	3,866
Dell Technologies, Inc. — Class C	243	0.53%	3,705
Oracle Corp.	204	0.35%	3,541
International Business Machines Corp.	336	1.10%	2,727
Microchip Technology, Inc.	60	0.23%	2,697
Cirrus Logic, Inc.	138	0.29%	2,228
Skyworks Solutions, Inc.	46	0.21%	2,039
QUALCOMM, Inc.	41	0.13%	1,557
Accenture plc — Class A	47	0.32%	1,449
Adobe, Inc.	12	0.14%	1,430
Broadcom, Inc.	18	0.20%	1,221
Dropbox, Inc. — Class A	539	0.35%	1,073
Qorvo, Inc.	72	0.32%	866
Cerner Corp.	366	0.65%	668
Fiserv, Inc.	100	0.29%	561
Cognizant Technology Solutions Corp. — Class A	173	0.33%	550
VMware, Inc. — Class A	77	0.28%	440
Paychex, Inc.	101	0.24%	432
NVIDIA Corp.	17	0.22%	124

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Western Digital Corp.	125	0.20%	$(390)
CSG Systems International, Inc.	197	0.22%	(480)
Bandwidth, Inc. — Class A	94	0.29%	(3,904)
Total Technology			120,464

Communications
Alphabet, Inc. — Class C	15	0.76%	13,742
Amazon.com, Inc.	10	0.76%	11,130
Facebook, Inc. — Class A	100	0.72%	8,454
Cisco Systems, Inc.	825	1.05%	7,853
Viavi Solutions, Inc.	1,980	0.76%	5,717
Discovery, Inc. — Class A	410	0.44%	4,597
Juniper Networks, Inc.	951	0.59%	2,742
Ciena Corp.	335	0.45%	2,592
Motorola Solutions, Inc.	77	0.36%	2,243
Comcast Corp. — Class A	154	0.20%	1,968
T-Mobile US, Inc.	170	0.52%	1,771
Walt Disney Co.	53	0.24%	1,766
Cogent Communications Holdings, Inc.	221	0.37%	1,753
Omnicom Group, Inc.	203	0.37%	1,700
Netflix, Inc.	10	0.13%	856
VeriSign, Inc.	103	0.50%	668
Charter Communications, Inc. — Class A	32	0.48%	(34)
InterDigital, Inc.	189	0.29%	(243)
Sirius XM Holdings, Inc.	2,476	0.37%	(274)
Vonage Holdings Corp.	949	0.28%	(851)
Verizon Communications, Inc.	796	1.14%	(964)
AT&T, Inc.	699	0.52%	(1,582)
Total Communications			65,604

Consumer, Cyclical
Gentherm, Inc.	323	0.60%	12,461
Lear Corp.	101	0.45%	7,531
Cummins, Inc.	72	0.46%	6,394
AutoNation, Inc.	229	0.52%	5,340
Gentex Corp.	756	0.66%	4,844
Brunswick Corp.	125	0.29%	4,611
AutoZone, Inc.	19	0.65%	4,434
Genuine Parts Co.	225	0.64%	3,881
Lowe’s Companies, Inc.	115	0.54%	3,731
Lennar Corp. — Class A	143	0.36%	3,230
Home Depot, Inc.	29	0.22%	2,826
MSC Industrial Direct Company, Inc. — Class A	186	0.41%	2,819
Dolby Laboratories, Inc. — Class A	88	0.21%	2,276
PACCAR, Inc.	174	0.40%	2,196
PulteGroup, Inc.	252	0.32%	2,011
Best Buy Company, Inc.	199	0.56%	1,244
O’Reilly Automotive, Inc.	29	0.36%	1,168
McDonald’s Corp.	38	0.21%	1,046
Walmart, Inc.	61	0.20%	671
Costco Wholesale Corp.	16	0.14%	119
Allison Transmission Holdings, Inc.	604	0.60%	(177)
Tesla, Inc.	8	0.13%	(1,491)
Total Consumer, Cyclical			71,165

Basic Materials
International Paper Co.	142	0.19%	345
Total MS Equity Long Custom Basket			594,342

MS EQUITY SHORT CUSTOM BASKET
Basic Materials
Southern Copper Corp.	578	(0.68)%	1,667
LyondellBasell Industries N.V. — Class A	308	(0.55)%	1,220
Westlake Chemical Corp.	280	(0.43)%	(150)
Royal Gold, Inc.	235	(0.44)%	(308)
PPG Industries, Inc.	443	(1.15)%	(1,177)
Steel Dynamics, Inc.	821	(0.72)%	(2,493)
Huntsman Corp.	1,583	(0.79)%	(4,326)
Axalta Coating Systems Ltd.	1,346	(0.69)%	(5,014)
RPM International, Inc.	359	(0.57)%	(6,931)
Nucor Corp.	547	(0.76)%	(7,654)
United States Steel Corp.	1,537	(0.69)%	(7,925)
Air Products and Chemicals, Inc.	394	(1.91)%	(8,544)
Balchem Corp.	489	(1.06)%	(15,694)
Quaker Chemical Corp.	227	(0.95)%	(15,922)
Celanese Corp. — Class A	425	(1.10)%	(18,622)
Linde plc	372	(1.79)%	(20,071)
Albemarle Corp.	292	(0.73)%	(20,677)
Freeport-McMoRan, Inc.	1,152	(0.65)%	(21,065)
Total Basic Materials			(153,686)

Financial
Realty Income Corp.	1,892	(2.07)%	6,687
Agree Realty Corp.	1,548	(1.79)%	2,356
Goldman Sachs Group, Inc.	300	(1.69)%	2,300
UDR, Inc.	570	(0.43)%	2,283
JBG SMITH Properties	1,471	(0.81)%	2,216
Federal Realty Investment Trust	322	(0.56)%	1,741
CyrusOne, Inc.	466	(0.54)%	1,464
Global Net Lease, Inc.	1,791	(0.56)%	1,398
QTS Realty Trust, Inc. — Class A	484	(0.52)%	1,264
Kilroy Realty Corp.	622	(0.70)%	789

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Nasdaq, Inc.	279	(0.71)%	$(83)
CubeSmart	887	(0.58)%	(586)
Host Hotels & Resorts, Inc.	2,325	(0.67)%	(587)
Life Storage, Inc.	428	(0.63)%	(652)
KKR & Company, Inc. — Class A	694	(0.58)%	(1,016)
Digital Realty Trust, Inc.	254	(0.62)%	(1,363)
Intercontinental Exchange, Inc.	446	(0.86)%	(1,399)
CME Group, Inc. — Class A	246	(0.87)%	(1,459)
Equity LifeStyle Properties, Inc.	712	(0.78)%	(1,785)
Americold Realty Trust	1,263	(0.84)%	(2,119)
Duke Realty Corp.	938	(0.68)%	(3,287)
Medical Properties Trust, Inc.	2,669	(0.98)%	(3,805)
Healthpeak Properties, Inc.	1,650	(0.90)%	(4,214)
Prologis, Inc.	572	(1.04)%	(4,512)
S&T Bancorp, Inc.	811	(0.47)%	(4,790)
Equinix, Inc.	77	(0.90)%	(5,194)
Camden Property Trust	603	(1.14)%	(5,546)
Rayonier, Inc.	1,179	(0.65)%	(5,999)
TFS Financial Corp.	1,553	(0.54)%	(6,350)
First Midwest Bancorp, Inc.	1,096	(0.41)%	(7,160)
Alleghany Corp.	130	(1.40)%	(7,367)
Southside Bancshares, Inc.	876	(0.58)%	(7,424)
First Industrial Realty Trust, Inc.	2,255	(1.78)%	(8,875)
Ares Management Corp. — Class A	929	(0.90)%	(8,913)
Howard Hughes Corp.	450	(0.74)%	(8,915)
EastGroup Properties, Inc.	346	(0.85)%	(9,137)
American Tower Corp. — Class A	285	(1.17)%	(10,165)
Loews Corp.	805	(0.71)%	(10,238)
Terreno Realty Corp.	670	(0.67)%	(10,425)
Brookline Bancorp, Inc.	2,944	(0.76)%	(13,130)
Sun Communities, Inc.	505	(1.31)%	(14,013)
First Financial Bankshares, Inc.	1,196	(0.96)%	(16,579)
Rexford Industrial Realty, Inc.	1,521	(1.32)%	(21,718)
First Republic Bank	464	(1.33)%	(28,451)
Total Financial			(214,758)

Consumer, Cyclical
Lululemon Athletica, Inc.	188	(0.99)%	8,534
IAA, Inc.	483	(0.46)%	3,912
Wingstop, Inc.	140	(0.31)%	(975)
Copart, Inc.	541	(1.01)%	(3,549)
Avient Corp.	1,719	(1.40)%	(3,616)
TJX Companies, Inc.	431	(0.49)%	(3,773)
NIKE, Inc. — Class B	410	(0.94)%	(7,183)
Delta Air Lines, Inc.	711	(0.59)%	(7,306)
Live Nation Entertainment, Inc.	279	(0.41)%	(9,104)
Alaska Air Group, Inc.	631	(0.75)%	(10,711)
Hilton Worldwide Holdings, Inc.	474	(0.99)%	(11,191)
Burlington Stores, Inc.	182	(0.94)%	(14,454)
Starbucks Corp.	590	(1.11)%	(18,391)
Southwest Airlines Co.	1,052	(1.11)%	(18,525)
Scotts Miracle-Gro Co. — Class A	217	(0.92)%	(26,112)
Total Consumer, Cyclical			(122,444)

Industrial
Worthington Industries, Inc.	487	(0.56)%	1,731
Exponent, Inc.	253	(0.42)%	(142)
Raytheon Technologies Corp.	434	(0.58)%	(855)
TransDigm Group, Inc.	55	(0.56)%	(1,986)
US Ecology, Inc.	643	(0.46)%	(2,645)
HEICO Corp.	197	(0.43)%	(3,207)
Boeing Co.	72	(0.32)%	(3,386)
Ball Corp.	989	(1.44)%	(7,901)
Martin Marietta Materials, Inc.	143	(0.83)%	(9,428)
Crown Holdings, Inc.	404	(0.68)%	(9,617)
AptarGroup, Inc.	709	(1.73)%	(10,313)
Ingersoll Rand, Inc.	1,341	(1.14)%	(12,241)
Vulcan Materials Co.	262	(0.76)%	(12,388)
Tetra Tech, Inc.	310	(0.72)%	(13,006)
Casella Waste Systems, Inc. — Class A	858	(0.94)%	(13,982)
Total Industrial			(99,366)

Consumer, Non-cyclical
Nevro Corp.	374	(0.90)%	10,377
Verisk Analytics, Inc. — Class A	283	(0.86)%	3,418
CoStar Group, Inc.	57	(0.81)%	950
Moody’s Corp.	100	(0.51)%	(2,460)
Equifax, Inc.	251	(0.78)%	(4,058)
Avalara, Inc.	117	(0.27)%	(4,663)
WD-40 Co.	80	(0.42)%	(5,473)
Avery Dennison Corp.	222	(0.70)%	(16,637)
Total Consumer, Non-cyclical			(18,546)

Energy
Valero Energy Corp.	556	(0.69)%	3,597
Chevron Corp.	606	(1.09)%	3,006
Exxon Mobil Corp.	606	(0.58)%	2,858
Cheniere Energy, Inc.	565	(0.70)%	(121)
NOV, Inc.	1,547	(0.37)%	(3,544)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Pioneer Natural Resources Co.	152	(0.42)%	$(4,009)
Hess Corp.	292	(0.36)%	(5,253)
Phillips 66	878	(1.23)%	(5,491)
Schlumberger N.V.	2,189	(1.03)%	(6,179)
ChampionX Corp.	3,561	(1.33)%	(21,571)
Ovintiv, Inc.	3,216	(1.32)%	(31,675)
Total Energy			(68,382)

Communications
Q2 Holdings, Inc.	274	(0.47)%	(5,503)
Liberty Broadband Corp. — Class C	600	(1.55)%	(6,560)
Zendesk, Inc.	259	(0.59)%	(7,472)
Total Communications			(19,535)

Technology
Pegasystems, Inc.	331	(0.65)%	2,239
Clarivate plc	1,322	(0.60)%	828
Coupa Software, Inc.	59	(0.26)%	(385)
Rapid7, Inc.	411	(0.53)%	(685)
Tyler Technologies, Inc.	41	(0.30)%	(1,461)
Smartsheet, Inc. — Class A	260	(0.29)%	(4,539)
Varonis Systems, Inc.	480	(0.42)%	(6,027)
HubSpot, Inc.	37	(0.28)%	(7,100)
Total Technology			(17,130)

Utilities
ALLETE, Inc.	380	(0.44)%	(576)
California Water Service Group	622	(0.60)%	(2,224)
Total Utilities			(2,800)
Total MS Equity Short Custom Basket			(716,647)

GS EQUITY LONG CUSTOM BASKET
Industrial
Caterpillar, Inc.	85	0.48%	9,117
AGCO Corp.	110	0.39%	8,469
Acuity Brands, Inc.	149	0.60%	8,144
Snap-on, Inc.	70	0.40%	7,928
Vishay Intertechnology, Inc.	1,073	0.63%	7,503
Owens Corning	205	0.46%	6,980
Oshkosh Corp.	170	0.50%	6,684
TE Connectivity Ltd.	94	0.30%	5,830
General Dynamics Corp.	220	0.98%	5,474
Timken Co.	182	0.36%	4,864
Arrow Electronics, Inc.	176	0.48%	4,628
Hubbell, Inc.	86	0.39%	4,513
3M Co.	151	0.71%	3,948
Eaton Corporation plc	105	0.36%	3,513
Lincoln Electric Holdings, Inc.	87	0.26%	3,473
Waters Corp.	38	0.27%	3,298
Trane Technologies plc	128	0.52%	2,755
Union Pacific Corp.	98	0.53%	1,892
Parker-Hannifin Corp.	94	0.73%	1,577
Energizer Holdings, Inc.	264	0.31%	1,449
Masco Corp.	312	0.46%	1,279
Lennox International, Inc.	35	0.27%	1,248
Northrop Grumman Corp.	51	0.41%	1,206
O-I Glass, Inc.	627	0.23%	1,172
Berry Global Group, Inc.	131	0.20%	929
Agilent Technologies, Inc.	136	0.42%	893
Mettler-Toledo International, Inc.	9	0.26%	878
Westinghouse Air Brake Technologies Corp.	162	0.31%	841
AECOM	156	0.25%	696
Westrock Co.	151	0.19%	660
CSX Corp.	194	0.46%	586
Sanmina Corp.	267	0.27%	473
Deere & Co.	22	0.20%	400
United Parcel Service, Inc. — Class B	32	0.13%	383
Norfolk Southern Corp.	58	0.38%	362
Honeywell International, Inc.	25	0.13%	226
Fortive Corp.	249	0.43%	111
Lockheed Martin Corp.	77	0.70%	106
Donaldson Company, Inc.	161	0.23%	(204)
Hillenbrand, Inc.	212	0.25%	(514)
Total Industrial			113,770

Financial
MetLife, Inc.	672	1.00%	12,252
Hartford Financial Services Group, Inc.	202	0.33%	5,726
Berkshire Hathaway, Inc. — Class B	124	0.78%	5,561
JPMorgan Chase & Co.	86	0.32%	4,248
Aflac, Inc.	328	0.41%	4,082
Allstate Corp.	236	0.67%	3,878
Synchrony Financial	311	0.31%	3,663
Travelers Companies, Inc.	141	0.52%	3,582
Bank of America Corp.	215	0.20%	3,253
Western Union Co.	410	0.25%	2,020
Highwoods Properties, Inc.	631	0.67%	1,328
Visa, Inc. — Class A	35	0.18%	1,182
Wells Fargo & Co.	205	0.20%	1,143
Mastercard, Inc. — Class A	24	0.21%	697
BlackRock, Inc. — Class A	7	0.13%	204
Citigroup, Inc.	73	0.13%	54
American Express Co.	36	0.12%	(167)
Sabra Health Care REIT, Inc.	447	0.19%	(210)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	223	0.50%	$(253)
Brandywine Realty Trust	1,297	0.41%	(652)
Total Financial			51,591

Consumer, Non-cyclical
United Rentals, Inc.	83	0.67%	14,648
McKesson Corp.	220	1.05%	9,813
Amgen, Inc.	163	1.00%	7,905
Quanta Services, Inc.	214	0.46%	7,619
Molson Coors Beverage Co. — Class B	805	1.01%	7,546
Cardinal Health, Inc.	451	0.67%	7,047
Johnson & Johnson	266	1.07%	6,443
Altria Group, Inc.	715	0.90%	6,431
United Therapeutics Corp.	129	0.53%	5,914
Kraft Heinz Co.	725	0.71%	5,681
Procter & Gamble Co.	288	0.96%	4,719
J M Smucker Co.	282	0.88%	4,498
Philip Morris International, Inc.	419	0.91%	4,209
Cigna Corp.	68	0.40%	3,442
H&R Block, Inc.	708	0.38%	3,290
DaVita, Inc.	155	0.41%	3,170
CVS Health Corp.	174	0.32%	2,886
Sprouts Farmers Market, Inc.	585	0.38%	2,795
Laboratory Corporation of America Holdings	50	0.31%	2,789
Anthem, Inc.	24	0.21%	2,610
Tyson Foods, Inc. — Class A	259	0.47%	2,603
Abbott Laboratories	111	0.33%	2,256
UnitedHealth Group, Inc.	26	0.24%	2,148
Colgate-Palmolive Co.	438	0.85%	2,072
Conagra Brands, Inc.	802	0.74%	2,047
Eli Lilly & Co.	25	0.11%	1,993
Vector Group Ltd.	878	0.30%	1,961
USANA Health Sciences, Inc.	79	0.19%	1,801
Kroger Co.	466	0.41%	1,759
Medtronic plc	92	0.27%	1,707
Kellogg Co.	443	0.69%	1,619
Ingredion, Inc.	189	0.42%	1,613
Campbell Soup Co.	824	1.02%	1,570
Post Holdings, Inc.	137	0.36%	1,558
Hill-Rom Holdings, Inc.	93	0.25%	1,456
Prestige Consumer Healthcare, Inc.	195	0.21%	1,436
Thermo Fisher Scientific, Inc.	17	0.19%	1,400
Constellation Brands, Inc. — Class A	39	0.22%	1,313
PayPal Holdings, Inc.	33	0.20%	1,263
General Mills, Inc.	600	0.90%	1,249
Humana, Inc.	77	0.79%	930
Quest Diagnostics, Inc.	119	0.37%	905
Bristol-Myers Squibb Co.	616	0.95%	684
Coca-Cola Co.	364	0.47%	563
Hologic, Inc.	166	0.30%	551
Mondelez International, Inc. — Class A	95	0.14%	521
PepsiCo, Inc.	59	0.20%	474
Hershey Co.	67	0.26%	461
Danaher Corp.	24	0.13%	374
AbbVie, Inc.	73	0.19%	306
Becton Dickinson and Co.	49	0.29%	202
John B Sanfilippo & Son, Inc.	181	0.40%	200
Kimberly-Clark Corp.	209	0.71%	97
Encompass Health Corp.	96	0.19%	7
Perrigo Company plc	197	0.20%	(215)
Boston Scientific Corp.	199	0.19%	(255)
Pfizer, Inc.	713	0.63%	(288)
Incyte Corp.	163	0.33%	(303)
FleetCor Technologies, Inc.	32	0.21%	(536)
Innoviva, Inc.	806	0.24%	(695)
Regeneron Pharmaceuticals, Inc.	35	0.41%	(1,016)
Merck & Company, Inc.	521	0.99%	(1,040)
Ionis Pharmaceuticals, Inc.	227	0.25%	(1,942)
Gilead Sciences, Inc.	387	0.61%	(2,178)
Total Consumer, Non-cyclical			146,086

Basic Materials
International Paper Co.	142	0.19%	352

Consumer, Cyclical
Gentherm, Inc.	323	0.60%	12,477
Lear Corp.	101	0.45%	7,540
Cummins, Inc.	72	0.46%	6,382
AutoNation, Inc.	229	0.52%	5,310
Gentex Corp.	756	0.66%	4,854
Brunswick Corp.	125	0.29%	4,621
AutoZone, Inc.	19	0.65%	4,465
Genuine Parts Co.	225	0.64%	3,912
Lowe’s Companies, Inc.	115	0.54%	3,744
Lennar Corp. — Class A	143	0.36%	3,218
MSC Industrial Direct Company, Inc. — Class A	186	0.41%	2,810
Home Depot, Inc.	29	0.22%	2,628
Dolby Laboratories, Inc. — Class A	88	0.21%	2,278
PACCAR, Inc.	174	0.40%	2,185
PulteGroup, Inc.	252	0.32%	2,020
Best Buy Company, Inc.	199	0.56%	1,220
O’Reilly Automotive, Inc.	29	0.36%	1,207
McDonald’s Corp.	38	0.21%	1,064
Walmart, Inc.	42	0.14%	549

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Allison Transmission Holdings, Inc.	604	0.61%	$131
Costco Wholesale Corp.	16	0.14%	102
Tesla, Inc.	8	0.13%	(1,402)
Total Consumer, Cyclical			71,315

Technology
Apple, Inc.	383	1.15%	23,677
Microsoft Corp.	189	1.09%	16,013
Seagate Technology plc	368	0.69%	9,388
HP, Inc.	596	0.46%	8,832
Kulicke & Soffa Industries, Inc.	334	0.40%	6,610
Texas Instruments, Inc.	79	0.37%	6,074
NetApp, Inc.	194	0.35%	5,963
CDK Global, Inc.	346	0.46%	5,510
KLA Corp.	36	0.29%	5,025
Intel Corp.	347	0.55%	4,867
SS&C Technologies Holdings, Inc.	593	1.02%	4,164
Dell Technologies, Inc. — Class C	243	0.53%	3,707
Oracle Corp.	204	0.35%	3,319
Microchip Technology, Inc.	60	0.23%	2,699
International Business Machines Corp.	336	1.10%	2,675
Cirrus Logic, Inc.	138	0.29%	2,247
Skyworks Solutions, Inc.	46	0.21%	2,045
QUALCOMM, Inc.	41	0.13%	1,538
Adobe, Inc.	12	0.14%	1,425
Accenture plc — Class A	47	0.32%	1,395
Broadcom, Inc.	18	0.20%	1,192
Dropbox, Inc. — Class A	539	0.35%	1,055
Qorvo, Inc.	72	0.32%	864
Cerner Corp.	366	0.65%	673
Fiserv, Inc.	100	0.29%	559
Cognizant Technology Solutions Corp. — Class A	173	0.33%	549
VMware, Inc. — Class A	77	0.28%	436
Paychex, Inc.	101	0.24%	432
NVIDIA Corp.	17	0.22%	113
Western Digital Corp.	125	0.20%	(407)
CSG Systems International, Inc.	197	0.22%	(482)
Bandwidth, Inc. — Class A	94	0.29%	(3,892)
Total Technology			118,265

Communications
Alphabet, Inc. — Class C	15	0.77%	14,848
Amazon.com, Inc.	10	0.76%	11,064
Facebook, Inc. — Class A	100	0.72%	8,447
Cisco Systems, Inc.	825	1.05%	7,854
Viavi Solutions, Inc.	1,980	0.76%	5,557
Discovery, Inc. — Class A	410	0.44%	4,593
Juniper Networks, Inc.	951	0.59%	2,776
Ciena Corp.	335	0.45%	2,608
Motorola Solutions, Inc.	77	0.36%	2,252
Comcast Corp. — Class A	154	0.20%	1,966
Walt Disney Co.	53	0.24%	1,776
T-Mobile US, Inc.	170	0.52%	1,773
Cogent Communications Holdings, Inc.	221	0.37%	1,754
Omnicom Group, Inc.	203	0.37%	1,281
Verizon Communications, Inc.	796	1.14%	1,104
Netflix, Inc.	10	0.13%	856
VeriSign, Inc.	103	0.50%	671
Charter Communications, Inc. — Class A	32	0.48%	(28)
InterDigital, Inc.	189	0.29%	(260)
Sirius XM Holdings, Inc.	2,476	0.37%	(289)
Vonage Holdings Corp.	949	0.28%	(832)
AT&T, Inc.	699	0.52%	(1,989)
Total Communications			67,782

Utilities
UGI Corp.	738	0.76%	3,936
Southern Co.	560	0.85%	2,842
Public Service Enterprise Group, Inc.	608	0.90%	2,786
CenterPoint Energy, Inc.	743	0.41%	2,188
IDACORP, Inc.	280	0.69%	2,152
Exelon Corp.	669	0.72%	1,959
Evergy, Inc.	620	0.91%	1,732
DTE Energy Co.	131	0.43%	1,122
Pinnacle West Capital Corp.	249	0.50%	877
NiSource, Inc.	1,076	0.64%	730
Sempra Energy	78	0.25%	724
OGE Energy Corp.	728	0.58%	713
Duke Energy Corp.	337	0.80%	642
Consolidated Edison, Inc.	366	0.67%	505
PPL Corp.	1,275	0.90%	381
ONE Gas, Inc.	329	0.62%	203
Dominion Energy, Inc.	25	0.05%	75
NextEra Energy, Inc.	71	0.13%	71
AES Corp.	288	0.19%	(259)
Southwest Gas Holdings, Inc.	285	0.48%	(363)
Total Utilities			23,016
Total GS Equity Long Custom Basket			592,177

GS EQUITY SHORT CUSTOM BASKET
Basic Materials
Southern Copper Corp.	578	(0.67)%	1,790

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
LyondellBasell Industries N.V. — Class A	308	(0.55)%	$1,217
Westlake Chemical Corp.	280	(0.43)%	(102)
Royal Gold, Inc.	235	(0.43)%	(257)
PPG Industries, Inc.	443	(1.14)%	(1,151)
Steel Dynamics, Inc.	821	(0.71)%	(2,602)
Huntsman Corp.	1,583	(0.78)%	(4,289)
Axalta Coating Systems Ltd.	1,346	(0.68)%	(4,986)
RPM International, Inc.	359	(0.56)%	(6,982)
Nucor Corp.	547	(0.75)%	(7,708)
United States Steel Corp.	1,537	(0.69)%	(7,921)
Air Products and Chemicals, Inc.	394	(1.90)%	(8,509)
Balchem Corp.	489	(1.05)%	(13,940)
Quaker Chemical Corp.	227	(0.95)%	(16,032)
Celanese Corp. — Class A	425	(1.09)%	(18,644)
Linde plc	372	(1.78)%	(20,051)
Albemarle Corp.	292	(0.73)%	(20,724)
Freeport-McMoRan, Inc.	1,152	(0.65)%	(21,058)
Total Basic Materials			(151,949)

Financial
Morgan Stanley	1,778	(2.36)%	7,512
Realty Income Corp.	1,892	(2.06)%	7,280
UDR, Inc.	570	(0.43)%	2,269
JBG SMITH Properties	1,471	(0.80)%	2,210
Federal Realty Investment Trust	322	(0.56)%	1,917
Global Net Lease, Inc.	1,791	(0.55)%	1,391
CyrusOne, Inc.	466	(0.54)%	1,376
Kilroy Realty Corp.	622	(0.70)%	782
Nasdaq, Inc.	279	(0.70)%	(72)
CubeSmart	887	(0.57)%	(465)
Host Hotels & Resorts, Inc.	2,325	(0.67)%	(471)
Life Storage, Inc.	428	(0.63)%	(621)
KKR & Company, Inc. — Class A	694	(0.58)%	(984)
Digital Realty Trust, Inc.	254	(0.61)%	(1,340)
Intercontinental Exchange, Inc.	446	(0.85)%	(1,398)
Agree Realty Corp.	1,548	(1.78)%	(1,414)
CME Group, Inc. — Class A	246	(0.86)%	(1,525)
Equity LifeStyle Properties, Inc.	712	(0.78)%	(1,756)
Duke Realty Corp.	938	(0.67)%	(3,345)
Equinix, Inc.	77	(0.90)%	(3,647)
QTS Realty Trust, Inc. — Class A	484	(0.51)%	(3,756)
Medical Properties Trust, Inc.	2,669	(0.97)%	(3,803)
Healthpeak Properties, Inc.	1,650	(0.90)%	(4,235)
Prologis, Inc.	572	(1.04)%	(4,416)
S&T Bancorp, Inc.	811	(0.46)%	(4,791)
Camden Property Trust	603	(1.13)%	(5,535)
Americold Realty Trust	1,263	(0.83)%	(5,813)
Rayonier, Inc.	1,179	(0.65)%	(5,957)
TFS Financial Corp.	1,553	(0.54)%	(6,370)
Terreno Realty Corp.	670	(0.66)%	(7,049)
First Midwest Bancorp, Inc.	1,096	(0.41)%	(7,100)
Alleghany Corp.	130	(1.39)%	(7,143)
Southside Bancshares, Inc.	876	(0.58)%	(7,513)
EastGroup Properties, Inc.	346	(0.85)%	(8,533)
Howard Hughes Corp.	450	(0.73)%	(8,789)
Ares Management Corp. — Class A	929	(0.89)%	(8,846)
First Industrial Realty Trust, Inc.	2,255	(1.77)%	(8,886)
Sun Communities, Inc.	505	(1.30)%	(9,741)
American Tower Corp. — Class A	285	(1.17)%	(10,163)
Loews Corp.	805	(0.71)%	(10,222)
Brookline Bancorp, Inc.	2,944	(0.76)%	(13,148)
Rexford Industrial Realty, Inc.	1,521	(1.31)%	(16,188)
First Financial Bankshares, Inc.	1,196	(0.96)%	(16,573)
First Republic Bank	464	(1.32)%	(28,328)
Total Financial			(205,199)

Technology
Pegasystems, Inc.	331	(0.65)%	2,259
Clarivate plc	1,322	(0.60)%	815
Coupa Software, Inc.	59	(0.26)%	(488)
Rapid7, Inc.	411	(0.52)%	(505)
Tyler Technologies, Inc.	41	(0.30)%	(1,468)
Smartsheet, Inc. — Class A	260	(0.28)%	(4,542)
Varonis Systems, Inc.	480	(0.42)%	(5,962)
HubSpot, Inc.	37	(0.29)%	(6,876)
Total Technology			(16,767)

Industrial
Worthington Industries, Inc.	487	(0.56)%	1,723
Exponent, Inc.	253	(0.42)%	(83)
Raytheon Technologies Corp.	434	(0.57)%	(824)
TransDigm Group, Inc.	55	(0.55)%	(2,009)
US Ecology, Inc.	643	(0.46)%	(2,657)
HEICO Corp.	197	(0.42)%	(3,173)
Boeing Co.	72	(0.31)%	(3,398)
Ball Corp.	989	(1.43)%	(7,743)
Martin Marietta Materials, Inc.	143	(0.82)%	(9,445)
Crown Holdings, Inc.	404	(0.67)%	(9,646)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
AptarGroup, Inc.	709	(1.72)%	$(10,280)
Ingersoll Rand, Inc.	1,341	(1.13)%	(12,243)
Vulcan Materials Co.	262	(0.76)%	(12,424)
Tetra Tech, Inc.	310	(0.72)%	(13,007)
Casella Waste Systems, Inc. — Class A	858	(0.93)%	(14,026)
Total Industrial			(99,235)

Consumer, Cyclical
Lululemon Athletica, Inc.	188	(0.99)%	8,493
IAA, Inc.	483	(0.46)%	3,947
Wingstop, Inc.	140	(0.30)%	(976)
Avient Corp.	1,719	(1.39)%	(3,370)
Copart, Inc.	541	(1.01)%	(3,559)
TJX Companies, Inc.	431	(0.49)%	(3,750)
NIKE, Inc. — Class B	410	(0.93)%	(7,196)
Delta Air Lines, Inc.	711	(0.59)%	(7,301)
Live Nation Entertainment, Inc.	279	(0.40)%	(9,078)
Alaska Air Group, Inc.	631	(0.75)%	(10,847)
Hilton Worldwide Holdings, Inc.	474	(0.98)%	(11,144)
Burlington Stores, Inc.	182	(0.93)%	(14,672)
Starbucks Corp.	590	(1.10)%	(18,417)
Southwest Airlines Co.	1,052	(1.10)%	(18,510)
Scotts Miracle-Gro Co. — Class A	217	(0.91)%	(26,084)
Total Consumer, Cyclical			(122,464)

Communications
Q2 Holdings, Inc.	274	(0.47)%	(4,783)
Liberty Broadband Corp. — Class C	600	(1.54)%	(6,531)
Zendesk, Inc.	259	(0.60)%	(7,419)
Total Communications			(18,733)

Energy
Valero Energy Corp.	556	(0.68)%	3,608
Chevron Corp.	606	(1.09)%	3,052
Exxon Mobil Corp.	606	(0.58)%	2,888
Cheniere Energy, Inc.	565	(0.70)%	(56)
NOV, Inc.	1,547	(0.36)%	(3,556)
Pioneer Natural Resources Co.	152	(0.41)%	(4,036)
Hess Corp.	292	(0.35)%	(5,262)
Phillips 66	878	(1.22)%	(5,491)
Schlumberger N.V.	2,189	(1.02)%	(5,930)
ChampionX Corp.	3,561	(1.32)%	(21,160)
Ovintiv, Inc.	3,216	(1.31)%	(31,298)
Total Energy			(67,241)

Consumer, Non-cyclical
Nevro Corp.	374	(0.89)%	10,700
Verisk Analytics, Inc. — Class A	283	(0.86)%	3,427
CoStar Group, Inc.	57	(0.80)%	895
Moody’s Corp.	100	(0.51)%	(2,478)
Avalara, Inc.	117	(0.27)%	(3,793)
Equifax, Inc.	251	(0.78)%	(4,099)
WD-40 Co.	80	(0.41)%	(5,494)
Avery Dennison Corp.	222	(0.70)%	(16,690)
Total Consumer, Non-cyclical			(17,532)

Utilities
ALLETE, Inc.	380	(0.43)%	(583)
California Water Service Group	622	(0.60)%	(2,171)
Total Utilities			(2,754)
Total GS Equity Short Custom Basket			(701,874)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at March 31, 2021.
[2]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[3]	Rate indicated is the 7-day yield as of March 31, 2021.
[4]	Securities lending collateral — See Note 7.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,088,608	$—	$—	$17,088,608
Money Market Fund	417,373	—	—	417,373
Securities Lending Collateral	86,162	—	—	86,162
Equity Custom Basket Swap Agreements**	—	1,186,519	—	1,186,519
Total Assets	$17,592,143	$1,186,519	$—	$18,778,662

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,418,521	$—	$1,418,521

**	This derivative is reported as unrealized appreciation/depreciation at period end.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $84,230 of securities loaned (cost $14,640,041)	$17,592,143
Cash	1,902
Unrealized appreciation on OTC swap agreements	1,186,519
Receivables:
Dividends	23,198
Securities lending income	13
Fund shares sold	6
Total assets	18,803,781

Liabilities:
Unrealized depreciation on OTC swap agreements	1,418,521
Payable for:
Swap settlement	169,826
Return of securities lending collateral	86,162
Management fees	12,585
Fund shares redeemed	6,050
Transfer agent and administrative fees	3,762
Distribution and service fees	3,286
Portfolio accounting fees	1,398
Trustees’ fees*	253
Miscellaneous	18,218
Total liabilities	1,720,061
Commitments and contingent liabilities (Note 11)	—
Net assets	$17,083,720

Net assets consist of:
Paid in capital	$18,369,959
Total distributable earnings (loss)	(1,286,239)
Net assets	$17,083,720

A-Class:
Net assets	$8,044,442
Capital shares outstanding	423,807
Net asset value per share	$18.98
Maximum offering price per share (Net asset value divided by 95.25%)	$19.93

C-Class:
Net assets	$377,717
Capital shares outstanding	22,740
Net asset value per share	$16.61

P-Class:
Net assets	$6,414,564
Capital shares outstanding	336,875
Net asset value per share	$19.04

Institutional Class:
Net assets	$2,246,997
Capital shares outstanding	115,259
Net asset value per share	$19.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends	$371,993
Interest	69
Income from securities lending, net	60
Total investment income	372,122

Expenses:
Management fees	141,847
Distribution and service fees:
A-Class	18,606
C-Class	4,451
P-Class	14,594
Transfer agent and administrative fees	44,403
Portfolio accounting fees	15,763
Registration fees	13,488
Professional fees	7,800
Trustees’ fees*	3,740
Custodian fees	2,513
Miscellaneous	7,034
Total expenses	274,239
Net investment income	97,883

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,583,744
Swap agreements	(2,382,497)
Net realized loss	(798,753)
Net change in unrealized appreciation (depreciation) on:
Investments	5,319,586
Swap agreements	130,978
Net change in unrealized appreciation (depreciation)	5,450,564
Net realized and unrealized gain	4,651,811
Net increase in net assets resulting from operations	$4,749,694

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$97,883	$113,222
Net realized gain (loss) on investments	(798,753)	1,100,712
Net change in unrealized appreciation (depreciation) on investments	5,450,564	(3,461,630)
Net increase (decrease) in net assets resulting from operations	4,749,694	(2,247,696)

Distributions to shareholders:
A-Class	(34,330)	(68,033)
P-Class	(28,015)	(66,392)
Institutional Class	(12,375)	(19,220)
Total distributions to shareholders	(74,720)	(153,645)

Capital share transactions:
Proceeds from sale of shares
A-Class	196,419	577,147
C-Class	8,000	7,950
P-Class	288,465	323,678
Institutional Class	204,066	835,323
Distributions reinvested
A-Class	33,556	67,459
P-Class	25,294	61,922
Institutional Class	12,308	19,220
Cost of shares redeemed
A-Class	(1,413,489)	(2,659,455)
C-Class	(328,519)	(754,681)
P-Class	(1,001,225)	(3,414,692)
Institutional Class	(367,376)	(798,573)
Net decrease from capital share transactions	(2,342,501)	(5,734,702)
Net increase (decrease) in net assets	2,332,473	(8,136,043)

Net assets:
Beginning of year	14,751,247	22,887,290
End of year	$17,083,720	$14,751,247

Capital share activity:
Shares sold
A-Class	11,844	36,834
C-Class	564	575
P-Class	16,987	20,296
Institutional Class	12,752	51,644
Shares issued from reinvestment of distributions
A-Class	1,950	4,146
P-Class	1,465	3,794
Institutional Class	697	1,152
Shares redeemed
A-Class	(87,189)	(169,933)
C-Class	(23,557)	(55,084)
P-Class	(60,649)	(217,505)
Institutional Class	(22,057)	(50,497)
Net decrease in shares	(147,193)	(374,578)

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$14.12	$16.20	$17.41	$15.80	$15.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.09	.10	— [b]	(.09)
Net gain (loss) on investments (realized and unrealized)	4.84	(2.04)	(1.02)	1.61	.63
Total from investment operations	4.94	(1.95)	(.92)	1.61	.54
Less distributions from:
Net investment income	(.08)	(.13)	—	—	—
Net realized gains	—	—	(.29)	—	—
Total distributions	(.08)	(.13)	(.29)	—	—
Net asset value, end of period	$18.98	$14.12	$16.20	$17.41	$15.80

Total Return[c]	35.04%	(12.15%)	(5.31%)	10.19%	3.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,044	$7,021	$10,143	$4,012	$4,615
Ratios to average net assets:
Net investment income (loss)	0.61%	0.58%	0.58%	0.01%	(0.59%)
Total expenses[d,e]	1.75%	1.78%	1.78%	1.77%	2.25%
Portfolio turnover rate	162%	119%	170%	328%	223%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$12.39	$14.21	$15.43	$14.11	$13.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.02)	(.07)	(.11)	(.18)
Net gain (loss) on investments (realized and unrealized)	4.24	(1.80)	(.86)	1.43	.57
Total from investment operations	4.22	(1.82)	(.93)	1.32	.39
Less distributions from:
Net realized gains	—	—	(.29)	—	—
Total distributions	—	—	(.29)	—	—
Net asset value, end of period	$16.61	$12.39	$14.21	$15.43	$14.11

Total Return[c]	34.06%	(12.81%)	(6.00%)	9.36%	2.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$378	$567	$1,424	$11,394	$13,235
Ratios to average net assets:
Net investment income (loss)	(0.16%)	(0.18%)	(0.43%)	(0.74%)	(1.30%)
Total expenses[d,e]	2.51%	2.53%	2.50%	2.52%	2.98%
Portfolio turnover rate	162%	119%	170%	328%	223%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$14.17	$16.25	$17.47	$15.86	$15.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.09	.08	— [b]	(.09)
Net gain (loss) on investments (realized and unrealized)	4.85	(2.04)	(1.01)	1.61	.64
Total from investment operations	4.95	(1.95)	(.93)	1.61	.55
Less distributions from:
Net investment income	(.08)	(.13)	—	—	—
Net realized gains	—	—	(.29)	—	—
Total distributions	(.08)	(.13)	(.29)	—	—
Net asset value, end of period	$19.04	$14.17	$16.25	$17.47	$15.86

Total Return	35.09%	(12.17%)	(5.35%)	10.15%	3.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,415	$5,370	$9,303	$12,614	$13,779
Ratios to average net assets:
Net investment income (loss)	0.61%	0.57%	0.47%	0.01%	(0.58%)
Total expenses[d,e]	1.75%	1.78%	1.77%	1.76%	2.24%
Portfolio turnover rate	162%	119%	170%	328%	223%

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$14.49	$16.60	$17.79	$16.11	$15.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.14	.12	.05	(.03)
Net gain (loss) on investments (realized and unrealized)	4.97	(2.10)	(1.02)	1.63	.64
Total from investment operations	5.12	(1.96)	(.90)	1.68	.61
Less distributions from:
Net investment income	(.11)	(.15)	—	—	—
Net realized gains	—	—	(.29)	—	—
Total distributions	(.11)	(.15)	(.29)	—	—
Net asset value, end of period	$19.50	$14.49	$16.60	$17.79	$16.11

Total Return	35.47%	(11.96%)	(5.08%)	10.43%	3.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,247	$1,794	$2,018	$2,722	$1,990
Ratios to average net assets:
Net investment income (loss)	0.86%	0.85%	0.72%	0.31%	(0.20%)
Total expenses[d,e]	1.50%	1.53%	1.51%	1.50%	1.96%
Portfolio turnover rate	162%	119%	170%	328%	223%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	03/31/21	03/31/20	03/31/19	03/29/18	03/31/17
A-Class	1.75%	1.78%	1.78%	1.68%	1.67%
C-Class	2.51%	2.53%	2.50%	2.44%	2.42%
P-Class	1.75%	1.78%	1.77%	1.69%	1.67%
Institutional Class	1.50%	1.53%	1.51%	1.43%	1.43%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Emerging Markets 2x Strategy Fund H-Class returned 162.59%, while the BNY Mellon Emerging Markets 50 ADR Index returned 70.41% over the same period.

For the period, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

The sectors that contributed the most to the performance of the underlying index over the past year were semiconductors & semiconductor equipment, banks, and metals & mining. The sectors that detracted the most were internet & direct marketing retail, diversified consumer services, and automobiles.

The stocks that contributed the most to the return of the underlying index over the past year were Taiwan Semiconductor Manufacturing Co. ADR, HDFC Bank Ltd. ADR, and Infosys Ltd. ADR. The stocks that detracted the most were Pinduoduo, Inc. ADR Class A, NIO, Inc. ADR Class A, and TAL Education Group ADR Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were factors in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

32 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Country Diversification

Country	% of Long-Term Investments
China	25.9%
Taiwan, Province of China	23.9%
Cayman Islands	20.7%
India	12.5%
Brazil	9.5%
Republic of Korea	2.9%
Mexico	2.3%
Other	2.3%
Total Long-Term Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10.9%
Alibaba Group Holding Ltd. ADR	10.1%
HDFC Bank Ltd. ADR	2.6%
JD.com, Inc. ADR	2.2%
Infosys Ltd. ADR	2.0%
Vale S.A. ADR	1.7%
Baidu, Inc. ADR	1.7%
NIO, Inc. ADR	1.4%
Pinduoduo, Inc. ADR	1.3%
NetEase, Inc. ADR	1.2%
Top Ten Total	35.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	162.66%	21.18%	(0.50%)
A-Class Shares with sales charge‡	150.17%	20.00%	(0.98%)
C-Class Shares	160.68%	20.27%	(1.10%)
C-Class Shares with CDSC§	159.68%	20.27%	(1.10%)
H-Class Shares	162.59%	21.14%	(0.50%)
BNY Mellon Emerging Markets 50 ADR Index	70.41%	14.77%	3.88%
S&P 500 Index	56.35%	16.29%	13.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	March 31, 2021
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 50.0%

Communications - 18.6%
Alibaba Group Holding Ltd. ADR*	3,526	$799,450
JD.com, Inc. ADR*	2,046	172,539
Baidu, Inc. ADR*	622	135,316
Pinduoduo, Inc. ADR*	797	106,702
Trip.com Group Ltd. ADR*	1,041	41,255
America Movil SAB de CV — Class L ADR	2,703	36,707
Chunghwa Telecom Company Ltd. ADR	867	33,934
Vipshop Holdings Ltd. ADR*	881	26,307
Telkom Indonesia Persero Tbk PT ADR	1,084	25,626
SK Telecom Company Ltd. ADR	812	22,111
GDS Holdings Ltd. ADR*	260	21,083
KE Holdings, Inc. ADR*	363	20,684
Tencent Music Entertainment Group ADR*	948	19,425
iQIYI, Inc. ADR*	739	12,282
Total Communications		1,473,421

Technology - 15.9%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	7,255	858,121
Infosys Ltd. ADR	8,351	156,331
NetEase, Inc. ADR	914	94,380
United Microelectronics Corp. ADR[1]	5,267	47,982
Bilibili, Inc. ADR*	354	37,899
ASE Technology Holding Company Ltd. ADR	3,868	29,784
Wipro Ltd. ADR	3,247	20,586
GSX Techedu, Inc. ADR*	257	8,707
Total Technology		1,253,790

Financial - 5.4%
HDFC Bank Ltd. ADR*	2,604	202,305
ICICI Bank Ltd. ADR*	5,830	93,455
Banco Bradesco S.A. ADR	10,110	47,517
KB Financial Group, Inc. ADR	891	44,042
China Life Insurance Company Ltd. ADR[1]	3,393	35,321
Total Financial		422,640

Basic Materials - 3.5%
Vale S.A. ADR	7,830	136,086
POSCO ADR	731	52,778
Sibanye Stillwater Ltd. ADR	1,566	27,969
AngloGold Ashanti Ltd. ADR	950	20,871
Suzano S.A. ADR*	1,614	19,723
Gold Fields Ltd. ADR	2,014	19,113
Total Basic Materials		276,540

Consumer, Non-cyclical - 3.1%
TAL Education Group ADR*	911	49,057
New Oriental Education & Technology Group, Inc. ADR*	3,414	47,796
Fomento Economico Mexicano SAB de CV ADR	424	31,940
BeiGene Ltd. ADR*	90	31,327
Ambev S.A. ADR	10,043	27,518
Zai Lab Ltd. ADR*	159	21,216
Dr Reddy’s Laboratories Ltd. ADR	277	17,005
Natura & Company Holding S.A. ADR*,1	956	16,242
Total Consumer, Non-cyclical		242,101

Consumer, Cyclical - 1.9%
NIO, Inc. ADR*	2,946	114,835
Huazhu Group Ltd. ADR*	330	18,117
Tata Motors Ltd. ADR*	863	17,942
Total Consumer, Cyclical		150,894

Energy - 0.8%
Petroleo Brasileiro S.A. ADR	4,241	35,963
China Petroleum & Chemical Corp. ADR	582	30,689
Total Energy		66,652

Industrial - 0.8%
ZTO Express Cayman, Inc. ADR	1,436	41,859
Cemex SAB de CV ADR*	3,451	24,054
Total Industrial		65,913

Total Common Stocks
(Cost $3,293,310)		3,951,951

PREFERRED STOCKS† - 1.2%
Financial - 0.7%
Itau Unibanco Holding S.A. ADR	11,047	54,793

Energy - 0.5%
Petroleo Brasileiro S.A. ADR	5,236	44,716
Total Preferred Stocks
(Cost $98,454)		99,509

	Face Amount
REPURCHASE AGREEMENTS††,2 - 71.0%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[3]	$3,000,378	3,000,378
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	1,364,118	1,364,118
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[3]	1,244,970	1,244,970
Total Repurchase Agreements
(Cost $5,609,466)		5,609,466

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2021
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,4 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.03%[5]	32,816	$32,816
Total Securities Lending Collateral
(Cost $32,816)		32,816

Total Investments - 122.6%
(Cost $9,034,046)		$9,693,742
Other Assets & Liabilities, net - (22.6)%		(1,789,627)
Total Net Assets - 100.0%		$7,904,115

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	04/08/21	1,564	$5,621,029	$(1,153)
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	0.71% (1 Month USD LIBOR + 0.60%)	At Maturity	04/08/21	1,718	6,174,239	(897,774)
						$11,795,268	$(898,927)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,951,951	$—	$—	$3,951,951
Preferred Stocks	99,509	—	—	99,509
Repurchase Agreements	—	5,609,466	—	5,609,466
Securities Lending Collateral	32,816	—	—	32,816
Total Assets	$4,084,276	$5,609,466	$—	$9,693,742

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$898,927	$—	$898,927

**	This derivative is reported as unrealized appreciation/depreciation at period end.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value - including $31,851 of securities loaned (cost $3,424,580)	$4,084,276
Repurchase agreements, at value (cost $5,609,466)	5,609,466
Cash	5
Receivables:
Fund shares sold	543,125
Dividends	3,247
Foreign tax reclaims	477
Securities lending income	24
Total assets	10,240,620

Liabilities:
Unrealized depreciation on OTC swap agreements	898,927
Payable for:
Swap settlement	1,115,713
Fund shares redeemed	264,230
Return of securities lending collateral	32,816
Management fees	5,851
Distribution and service fees	1,933
Transfer agent and administrative fees	1,749
Portfolio accounting fees	975
Trustees’ fees*	121
Miscellaneous	14,190
Total liabilities	2,336,505
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,904,115

Net assets consist of:
Paid in capital	$18,660,567
Total distributable earnings (loss)	(10,756,452)
Net assets	$7,904,115

A-Class:
Net assets	$647,050
Capital shares outstanding	5,562
Net asset value per share	$116.33
Maximum offering price per share (Net asset value divided by 95.25%)	$122.13

C-Class:
Net assets	$449,481
Capital shares outstanding	4,126
Net asset value per share	$108.94

H-Class:
Net assets	$6,807,584
Capital shares outstanding	58,533
Net asset value per share	$116.30

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $3,146)	$32,372
Interest	2,083
Income from securities lending, net	109
Total investment income	34,564

Expenses:
Management fees	56,021
Distribution and service fees:
A-Class	2,081
C-Class	3,908
H-Class	12,508
Transfer agent and administrative fees	17,216
Portfolio accounting fees	9,338
Professional fees	1,636
Custodian fees	1,038
Trustees’ fees*	856
Interest expense	33
Miscellaneous	11,157
Total expenses	115,792
Net investment loss	(81,228)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,173)
Swap agreements	4,283,457
Futures contracts	60,369
Net realized gain	4,340,653
Net change in unrealized appreciation (depreciation) on:
Investments	630,547
Swap agreements	(796,482)
Futures contracts	(107)
Net change in unrealized appreciation (depreciation)	(166,042)
Net realized and unrealized gain	4,174,611
Net increase in net assets resulting from operations	$4,093,383

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(81,228)	$(2,403)
Net realized gain (loss) on investments	4,340,653	(3,827,042)
Net change in unrealized appreciation (depreciation) on investments	(166,042)	(1,110,916)
Net increase (decrease) in net assets resulting from operations	4,093,383	(4,940,361)

Distributions to shareholders:
A-Class	—	(7,524)
C-Class	—	(1,845)
H-Class	—	(35,229)
Total distributions to shareholders	—	(44,598)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,376,517	903,892
C-Class	412,755	1,815,669
H-Class	119,205,321	214,239,492
Distributions reinvested
A-Class	—	7,503
C-Class	—	1,805
H-Class	—	34,340
Cost of shares redeemed
A-Class	(9,178,674)	(2,144,611)
C-Class	(426,896)	(1,980,620)
H-Class	(116,830,877)	(214,946,228)
Net increase (decrease) from capital share transactions	1,558,146	(2,068,758)
Net increase (decrease) in net assets	5,651,529	(7,053,717)

Net assets:
Beginning of year	2,252,586	9,306,303
End of year	$7,904,115	$2,252,586

Capital share activity:
Shares sold
A-Class	77,226	14,019
C-Class	4,706	27,838
H-Class	1,339,008	3,178,461
Shares issued from reinvestment of distributions
A-Class	—	93
C-Class	—	24
H-Class	—	426
Shares redeemed
A-Class	(85,834)	(31,579)
C-Class	(4,440)	(30,269)
H-Class	(1,313,520)	(3,239,286)
Net increase (decrease) in shares	17,146	(80,273)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$44.29	$71.02	$87.20	$60.99	$44.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.94)	.17	.40	(.24)	(.48)
Net gain (loss) on investments (realized and unrealized)	72.98	(26.42)	(16.58)	26.45	16.68
Total from investment operations	72.04	(26.25)	(16.18)	26.21	16.20
Less distributions from:
Net investment income	—	(.48)	—	—	—
Total distributions	—	(.48)	—	—	—
Net asset value, end of period	$116.33	$44.29	$71.02	$87.20	$60.99

Total Return[b]	162.66%	(37.27%)	(18.56%)	42.97%	36.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$647	$628	$2,247	$3,187	$628
Ratios to average net assets:
Net investment income (loss)	(1.10%)	0.25%	0.54%	(0.30%)	(0.96%)
Total expenses	1.83%	1.86%	1.84%	1.76%	1.76%
Portfolio turnover rate	632%	974%	1,978%	1,006%	2,568%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$41.79	$67.53	$83.55	$58.90	$43.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.69)	(.28)	(.22)	(.61)	(.79)
Net gain (loss) on investments (realized and unrealized)	68.84	(24.98)	(15.80)	25.26	16.13
Total from investment operations	67.15	(25.26)	(16.02)	24.65	15.34
Less distributions from:
Net investment income	—	(.48)	—	—	—
Total distributions	—	(.48)	—	—	—
Net asset value, end of period	$108.94	$41.79	$67.53	$83.55	$58.90

Total Return[b]	160.68%	(37.73%)	(19.17%)	41.87%	35.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$449	$161	$423	$522	$361
Ratios to average net assets:
Net investment income (loss)	(1.95%)	(0.44%)	(0.33%)	(0.82%)	(1.55%)
Total expenses	2.57%	2.60%	2.59%	2.56%	2.50%
Portfolio turnover rate	632%	974%	1,978%	1,006%	2,568%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017
Per Share Data
Net asset value, beginning of period	$44.29	$71.02	$87.21	$61.01	$44.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.28)	(.05)	.50	(.25)	(.42)
Net gain (loss) on investments (realized and unrealized)	73.29	(26.20)	(16.69)	26.45	16.59
Total from investment operations	72.01	(26.25)	(16.19)	26.20	16.17
Less distributions from:
Net investment income	—	(.48)	—	—	—
Total distributions	—	(.48)	—	—	—
Net asset value, end of period	$116.30	$44.29	$71.02	$87.21	$61.01

Total Return	162.59%	(37.27%)	(18.56%)	42.95%	36.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,808	$1,464	$6,636	$27,270	$6,698
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(0.07%)	0.71%	(0.32%)	(0.82%)
Total expenses	1.81%	1.87%	1.85%	1.77%	1.76%
Portfolio turnover rate	632%	974%	1,978%	1,006%	2,568%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2021, Inverse Emerging Markets 2x Strategy Fund H-Class returned -72.97%, while the BNY Mellon Emerging Markets 50 ADR Index returned 70.41% over the same period.

For the period, the Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

The sectors that contributed the most to the performance of the underlying index over the past year were semiconductors & semiconductor equipment, banks, and metals & mining. The sectors that detracted the most were Internet & direct marketing retail, diversified consumer services, and automobiles.

The stocks that contributed the most to the return of the underlying index over the past year were Taiwan Semiconductor Manufacturing Co. ADR, HDFC Bank Ltd. ADR, and Infosys Ltd. ADR. The stocks that detracted the most were Pinduoduo, Inc. ADR Class A, NIO, Inc. ADR Class A, and TAL Education Group ADR Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	10 Year
A-Class Shares	(73.37%)	(34.19%)	(20.64%)
A-Class Shares with sales charge‡	(74.57%)	(34.83%)	(21.03%)
C-Class Shares	(73.52%)	(34.49%)	(20.74%)
C-Class Shares with CDSC§	(73.78%)	(34.49%)	(20.74%)
H-Class Shares	(72.97%)	(34.01%)	(20.58%)
S&P 500 Index	56.35%	16.29%	13.91%
BNY Mellon Emerging Markets 50 ADR Index	70.41%	14.77%	3.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only: performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2021
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 95.2%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[2]	$207,660	$207,660
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	94,412	94,412
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[2]	86,166	86,166
Total Repurchase Agreements
(Cost $388,238)		388,238

Total Investments - 95.2%
(Cost $388,238)		$388,238
Other Assets & Liabilities, net - 4.8%		19,412
Total Net Assets - 100.0%		$407,650

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	0.19% (1 Month USD LIBOR - 0.30%)	At Maturity	04/08/21	141	$505,042	$27,915
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	0.36% (1 Week USD LIBOR - 0.45%)	At Maturity	04/09/21	87	314,502	10,460
						$819,544	$38,375

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$388,238	$—	$388,238
Equity Index Swap Agreements**	—	38,375	—	38,375
Total Assets	$—	$426,613	$—	$426,613

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Repurchase agreements, at value (cost $388,238)	$388,238
Unrealized appreciation on OTC swap agreements	38,375
Receivables:
Fund shares sold	211,615
Swap settlement	62,148
Total assets	700,376

Liabilities:
Payable for:
Fund shares redeemed	290,892
Management fees	369
Transfer agent and administrative fees	111
Distribution and service fees	107
Portfolio accounting fees	62
Variation margin on futures contracts	24
Trustees’ fees*	7
Miscellaneous	1,154
Total liabilities	292,726
Commitments and contingent liabilities (Note 11)	—
Net assets	$407,650

Net assets consist of:
Paid in capital	$20,315,013
Total distributable earnings (loss)	(19,907,363)
Net assets	$407,650

A-Class:
Net assets	$1,758
Capital shares outstanding	141
Net asset value per share	$12.44
Maximum offering price per share (Net asset value divided by 95.25%)	$13.06

C-Class:
Net assets	$5,501
Capital shares outstanding	444
Net asset value per share	$12.40

H-Class:
Net assets	$400,391
Capital shares outstanding	31,933
Net asset value per share	$12.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$383
Total investment income	383

Expenses:
Management fees	8,092
Distribution and service fees:
A-Class	96
C-Class	301
H-Class	2,081
Transfer agent and administrative fees	2,580
Portfolio accounting fees	1,350
Registration fees	1,247
Professional fees	706
Trustees’ fees*	277
Custodian fees	137
Miscellaneous	338
Total expenses	17,205
Net investment loss	(16,822)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(1,578,473)
Futures contracts	(13,003)
Net realized loss	(1,591,476)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	36,619
Net change in unrealized appreciation (depreciation)	36,619
Net realized and unrealized loss	(1,554,857)
Net decrease in net assets resulting from operations	$(1,571,679)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(16,822)	$1,035
Net realized gain (loss) on investments	(1,591,476)	174,492
Net change in unrealized appreciation (depreciation) on investments	36,619	42,848
Net increase (decrease) in net assets resulting from operations	(1,571,679)	218,375

Distributions to shareholders:
A-Class	—	(74)
C-Class	—	(291)
H-Class	—	(4,157)
Total distributions to shareholders	—	(4,522)

Capital share transactions:
Proceeds from sale of shares
A-Class	55,618	948,187
C-Class	256,178	1,863,277
H-Class	66,477,775	52,112,944
Distributions reinvested
A-Class	—	55
C-Class	—	27
H-Class	—	3,705
Cost of shares redeemed
A-Class	(136,743)	(813,060)
C-Class	(292,788)	(1,767,237)
H-Class	(65,279,241)	(53,439,146)
Net increase (decrease) from capital share transactions	1,080,799	(1,091,248)
Net decrease in net assets	(490,880)	(877,395)

Net assets:
Beginning of year	898,530	1,775,925
End of year	$407,650	$898,530

Capital share activity:
Shares sold
A-Class	3,229	22,942
C-Class	11,803	51,267
H-Class	3,478,109	1,307,127
Shares issued from reinvestment of distributions
A-Class	—	2
C-Class	—	1
H-Class	—	115
Shares redeemed
A-Class	(6,225)	(20,207)
C-Class	(13,555)	(49,157)
H-Class	(3,460,171)	(1,336,862)
Net increase (decrease) in shares	13,190	(24,772)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$46.71	$40.57	$39.08	$63.42	$101.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(.16)	.23	(.28)	(1.42)
Net gain (loss) on investments (realized and unrealized)	(33.73)	6.64	1.26 [d]	(24.06)	(36.99)
Total from investment operations	(34.27)	6.48	1.49	(24.34)	(38.41)
Less distributions from:
Net investment income	—	(.34)	—	—	—
Total distributions	—	(.34)	—	—	—
Net asset value, end of period	$12.44	$46.71	$40.57	$39.08	$63.42

Total Return[b]	(73.37%)	16.30%	3.81%	(38.35%)	(37.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2	$147	$16	$43	$42
Ratios to average net assets:
Net investment income (loss)	(1.81%)	(0.37%)	0.51%	(0.64%)	(1.50%)
Total expenses	1.86%	1.89%	1.88%	1.76%	1.75%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$46.82	$40.45	$39.34	$64.21	$103.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.31)	(.29)	(.74)	(1.88)
Net gain (loss) on investments (realized and unrealized)	(33.73)	7.02	1.40 [d]	(24.13)	(37.74)
Total from investment operations	(34.42)	6.71	1.11	(24.87)	(39.62)
Less distributions from:
Net investment income	—	(.34)	—	—	—
Total distributions	—	(.34)	—	—	—
Net asset value, end of period	$12.40	$46.82	$40.45	$39.34	$64.21

Total Return[b]	(73.52%)	16.96%	(2.82%)	(38.77%)	(38.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6	$103	$3	$19	$56
Ratios to average net assets:
Net investment income (loss)	(2.62%)	(1.09%)	(0.63%)	(1.46%)	(2.20%)
Total expenses	2.66%	2.79%	2.53%	2.49%	2.48%
Portfolio turnover rate	—	—	—	—	—

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$46.39	$40.27	$38.77	$63.00	$101.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	.07	.19	(.30)	(1.23)
Net gain (loss) on investments (realized and unrealized)	(33.43)	6.39	1.31 [d]	(23.93)	(37.05)
Total from investment operations	(33.85)	6.46	1.50	(24.23)	(38.28)
Less distributions from:
Net investment income	—	(.34)	—	—	—
Total distributions	—	(.34)	—	—	—
Net asset value, end of period	$12.54	$46.39	$40.27	$38.77	$63.00

Total Return	(72.97%)	16.40%	3.87%	(38.46%)	(37.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$400	$649	$1,756	$743	$890
Ratios to average net assets:
Net investment income (loss)	(1.85%)	0.19%	0.42%	(0.68%)	(1.46%)
Total expenses	1.89%	1.87%	1.87%	1.77%	1.76%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned 10.93% for the one-year period ended March 31, 2021. By comparison, the ICE Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 15.24% over the same period.

During 2020, emerging market countries experienced decreasing credit spreads, leading to positive performance for the Fund. After the first quarter of 2020, the combination of easing COVID-19 restrictions and positive COVID-19 vaccine and treatment news lead to an increase in consumer demand, which helped to alleviate some uncertainties of global consumption and global production resulting in decreased credit spreads. In addition, oil prices rebounded after the April price collapse leading to the decrease of credit spreads for some emerging market countries such as Kingdom of Saudi Arabia, Qatar and United Arab Emirates (Abu Dhabi). For the first quarter of 2021, emerging market credit spreads have increased with the resurgence of COVID-19 and reinitiated government-imposed restrictions.

Most emerging market countries experienced a decrease in credit default swap spreads, with Indonesia, South Africa, and Ukraine experiencing some of the largest decreases in credit default credit spreads. During this period, Argentina experienced a credit event and was subsequently added back to the credit default swap. Since being added back to the credit default swap Argentina has experienced an increase of its credit default swap spread.

Derivatives in the Fund were used to help provide efficient exposure to the emerging markets bond market and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2021

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2021

	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	10.92%	2.31%	1.58%
A-Class Shares with sales charge‡	5.65%	1.32%	0.91%
C-Class Shares	10.10%	1.59%	0.75%
C-Class Shares with CDSC§	9.10%	1.59%	0.75%
H-Class Shares	10.93%	2.35%	1.51%
ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	15.24%	4.35%	4.71%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2021
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
0.01% due 04/22/21[1,2]	$2,000	$2,000
Total U.S. Treasury Bills
(Cost $2,000)		2,000

REPURCHASE AGREEMENTS††,3 - 88.4%
J.P. Morgan Securities LLC issued 03/31/21 at 0.01% due 04/01/21[4]	209,410	209,410
Barclays Capital, Inc. issued 03/31/21 at 0.01% due 04/01/21[4]	95,208	95,208
BofA Securities, Inc. issued 03/31/21 at 0.01% due 04/01/21[4]	86,892	86,892
Total Repurchase Agreements
(Cost $391,510)		391,510

Total Investments - 88.9%
(Cost $393,510)		$393,510
Other Assets & Liabilities, net - 11.1%		49,085
Total Net Assets - 100.0%		$442,595

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	2	Jun 2021	$246,922	$(2,022)

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.EM.35.V1	1.00%	Quarterly	06/20/26	$300,000	$(12,563)	$(10,810)	$(1,753)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF	0.63% (1 Week USD LIBOR + 0.55%)	At Maturity	04/29/21	6,959	$186,292	$418

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2021
EMERGING MARKETS BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2021.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as credit index swap collateral at March 31, 2021.
CDX.EM.35.V1 — Credit Default Swap Emerging Markets Series 35 Index Version 1
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$2,000	$—	$2,000
Repurchase Agreements	—	391,510	—	391,510
Credit Index Swap Agreements**	—	418	—	418
Total Assets	$—	$393,928	$—	$393,928

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$2,022	$—	$—	$2,022
Credit Default Swap Agreements**	—	1,753	—	1,753
Total Liabilities	$2,022	$1,753	$—	$3,775

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

Assets:
Investments, at value (cost $2,000)	$2,000
Repurchase agreements, at value (cost $391,510)	391,510
Segregated cash with broker	56,328
Unrealized appreciation on OTC swap agreements	418
Receivables:
Fund shares sold	5,734
Variation margin on credit default swap agreements	786
Protection fees on credit default swap agreements	83
Total assets	456,859

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	10,810
Payable for:
Fund shares redeemed	2,080
Management fees	307
Variation margin on futures contracts	203
Distribution and service fees	137
Transfer agent and administrative fees	110
Portfolio accounting fees	62
Trustees’ fees*	8
Swap settlement	3
Miscellaneous	544
Total liabilities	14,264
Commitments and contingent liabilities (Note 11)	—
Net assets	$442,595

Net assets consist of:
Paid in capital	$626,408
Total distributable earnings (loss)	(183,813)
Net assets	$442,595

A-Class:
Net assets	$47,958
Capital shares outstanding	684
Net asset value per share	$70.11
Maximum offering price per share (Net asset value divided by 95.25%)	$73.61

C-Class:
Net assets	$51,862
Capital shares outstanding	797
Net asset value per share	$65.07

H-Class:
Net assets	$342,775
Capital shares outstanding	4,922
Net asset value per share	$69.64

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment Income:
Interest	$402
Total investment income	402

Expenses:
Management fees	7,308
Distribution and service fees:
A-Class	488
C-Class	665
H-Class	1,785
Transfer agent and administrative fees	2,837
Registration fees	1,570
Portfolio accounting fees	1,463
Trustees’ fees*	420
Custodian fees	161
Miscellaneous	60
Total expenses	16,757
Net investment loss	(16,355)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	179,320
Futures contracts	4,808
Net realized gain	184,128
Net change in unrealized appreciation (depreciation) on:
Investments	(5)
Swap agreements	17,069
Futures contracts	(9,280)
Net change in unrealized appreciation (depreciation)	7,784
Net realized and unrealized gain	191,912
Net increase in net assets resulting from operations	$175,557

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(16,355)	$12,923
Net realized gain (loss) on investments	184,128	(34,134)
Net change in unrealized appreciation (depreciation) on investments	7,784	(47,946)
Net increase (decrease) in net assets resulting from operations	175,557	(69,157)

Distributions to shareholders:
A-Class	(403)	(2,501)
C-Class	(847)	(5,902)
H-Class	(6,005)	(332,227)
Total distributions to shareholders	(7,255)	(340,630)

Capital share transactions:
Proceeds from sale of shares
A-Class	344,712	1,927,596
C-Class	—	145,366
H-Class	5,679,241	5,754,621
Distributions reinvested
A-Class	403	2,501
C-Class	847	5,902
H-Class	6,005	332,224
Cost of shares redeemed
A-Class	(1,470,337)	(1,529,027)
C-Class	(17,197)	(143,144)
H-Class	(5,743,063)	(14,659,065)
Net decrease from capital share transactions	(1,199,389)	(8,163,026)
Net decrease in net assets	(1,031,087)	(8,572,813)

Net assets:
Beginning of year	1,473,682	10,046,495
End of year	$442,595	$1,473,682

Capital share activity:
Shares sold
A-Class	4,998	27,204
C-Class	—	2,040
H-Class	80,788	76,190
Shares issued from reinvestment of distributions
A-Class	5	35
C-Class	12	87
H-Class	82	4,616
Shares redeemed
A-Class	(21,600)	(20,116)
C-Class	(255)	(1,923)
H-Class	(80,778)	(199,774)
Net decrease in shares	(16,748)	(111,641)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$63.93	$74.95	$73.42	$71.93	$72.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.14)	.03	.10	(.55)	(.91)
Net gain (loss) on investments (realized and unrealized)	8.16	(4.86)	1.43	2.13	3.87
Total from investment operations	7.02	(4.83)	1.53	1.58	2.96
Less distributions from:
Net investment income	(.84)	(2.36)	—	(.09)	(3.70)
Net realized gains	—	(3.83)	—	—	(.08)
Total distributions	(.84)	(6.19)	—	(.09)	(3.78)
Net asset value, end of period	$70.11	$63.93	$74.95	$73.42	$71.93

Total Return[b]	10.92%	(7.41%)	2.08%	2.18%	4.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48	$1,105	$761	$116	$113
Ratios to average net assets:
Net investment income (loss)	(1.72%)	0.03%	0.14%	(0.74%)	(1.19%)
Total expenses	1.74%	1.68%	1.66%	1.58%	1.58%
Portfolio turnover rate	—	—	—	—	733%

C-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$59.82	$71.05	$70.12	$69.22	$70.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.56)	(.46)	(.54)	(1.06)	(1.10)
Net gain (loss) on investments (realized and unrealized)	7.65	(4.58)	1.47	2.05	3.56
Total from investment operations	6.09	(5.04)	.93	.99	2.46
Less distributions from:
Net investment income	(.84)	(2.36)	—	(.09)	(3.70)
Net realized gains	—	(3.83)	—	—	(.08)
Total distributions	(.84)	(6.19)	—	(.09)	(3.78)
Net asset value, end of period	$65.07	$59.82	$71.05	$70.12	$69.22

Total Return[b]	10.10%	(8.13%)	1.33%	1.41%	4.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52	$62	$59	$82	$90
Ratios to average net assets:
Net investment income (loss)	(2.36%)	(0.61%)	(0.79%)	(1.49%)	(1.54%)
Total expenses	2.40%	2.42%	2.37%	2.34%	2.33%
Portfolio turnover rate	—	—	—	—	733%

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]
Per Share Data
Net asset value, beginning of period	$63.50	$74.52	$72.98	$71.51	$72.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.14)	.15	.23	(.55)	(.28)
Net gain (loss) on investments (realized and unrealized)	8.12	(4.98)	1.31	2.11	3.38
Total from investment operations	6.98	(4.83)	1.54	1.56	3.10
Less distributions from:
Net investment income	(.84)	(2.36)	—	(.09)	(3.70)
Net realized gains	—	(3.83)	—	—	(.08)
Total distributions	(.84)	(6.19)	—	(.09)	(3.78)
Net asset value, end of period	$69.64	$63.50	$74.52	$72.98	$71.51

Total Return	10.93%	(7.45%)	2.11%	2.19%	4.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$343	$307	$9,226	$615	$472
Ratios to average net assets:
Net investment income (loss)	(1.61%)	0.20%	0.32%	(0.75%)	(0.38%)
Total expenses	1.65%	1.67%	1.70%	1.58%	1.54%
Portfolio turnover rate	—	—	—	—	733%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2021, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Diversified

At March 31, 2021, A-Class, C-Class, H-Class, P-Class and Institutional Class shares have been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2021, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at March 31, 2021.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$35,814	$11,325
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	11,325
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	444,437	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$6,933,272	$11,059,943
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,972,565	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,568,142
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	419,826	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$726,458	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Variation margin on futures contracts
Credit contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Variation margin on credit default swap agreements	Variation margin on futures contracts

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2021:

Asset Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2021
Long Short Equity Fund	$1,186,519	$—	$—	$1,186,519
Inverse Emerging Markets 2x Strategy Fund	38,375	—	—	38,375
Emerging Markets Bond Strategy Fund	—	—	418	418

Liability Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2021
Long Short Equity Fund	$1,418,521	$—	$—	$1,418,521
Emerging Markets 2x Strategy Fund	898,927	—	—	898,927
Emerging Markets Bond Strategy Fund	—	2,022	1,753	3,775

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(2,382,497)	$—	$—	$(2,382,497)
Emerging Markets 2x Strategy Fund	60,369	4,283,457	—	—	4,343,826
Inverse Emerging Markets 2x Strategy Fund	(13,003)	(1,578,473)	—	—	(1,591,476)
Emerging Markets Bond Strategy Fund	—	—	4,808	179,320	184,128

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$130,978	$—	$—	$130,978
Emerging Markets 2x Strategy Fund	(107)	(796,482)	—	—	(796,589)
Inverse Emerging Markets 2x Strategy Fund	—	36,619	—	—	36,619
Emerging Markets Bond Strategy Fund	—	—	(9,280)	17,069	7,789

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,186,519	$—	$1,186,519	$(1,186,519)	$—	$—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	38,375	—	38,375	—	—	38,375
Emerging Markets Bond Strategy Fund	Credit index swap agreements	418	—	418	—	—	418

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,418,521	$—	$1,418,521	$(1,418,521)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	898,927	—	898,927	(898,927)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	$56,328	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares, H-Class shares and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2021, GFD retained sales charges of $128,465 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.01%			2.38%
Due 04/01/21	$124,999,036	$124,999,053	11/15/49	$126,141,600	$127,499,092

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.01%			0.13%
Due 04/01/21	56,830,637	56,830,653	02/15/51	57,053,077	57,967,257

BofA Securities, Inc.			U.S. Treasury Note
0.01%			0.38%
Due 04/01/21	51,866,820	51,866,827	04/30/25	53,449,300	52,904,236

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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At March 31, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$84,230	$(84,230)	$—	$86,162	$—	$86,162
Emerging Markets 2x Strategy Fund	31,851	(31,851)	—	32,816	—	32,816

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$74,720	$—	$74,720
Emerging Markets Bond Strategy Fund	7,255	—	7,255

The tax character of distributions paid during the year ended March 31, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$153,645	$—	$153,645
Emerging Markets 2x Strategy Fund	44,598	—	44,598
Inverse Emerging Markets 2x Strategy Fund	4,522	—	4,522
Emerging Markets Bond Strategy Fund	340,630	—	340,630

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2021 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$20,579	$—	$2,500,664	$(3,807,482)	$(1,286,239)
Emerging Markets 2x Strategy Fund	—	—	(409,848)	(10,346,604)	(10,756,452)
Inverse Emerging Markets 2x Strategy Fund	—	—	38,375	(19,945,738)	(19,907,363)
Emerging Markets Bond Strategy Fund	—	—	(1,335)	(182,478)	(183,813)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2021, capital loss carryforwards for the Funds were as follows:

			Total
	Unlimited		Capital Loss
Fund	Short-Term	Long-Term	Carryforwards
Long Short Equity Fund	$(3,552,276)	$(255,206)	$(3,807,482)
Emerging Markets 2x Strategy Fund	(9,210,813)	(1,135,791)	(10,346,604)
Inverse Emerging Markets 2x Strategy Fund	(19,066,247)	(877,256)	(19,943,503)
Emerging Markets Bond Strategy Fund	(172,790)	—	(172,790)

For the year ended March 31, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Long Short Equity Fund	$680,450
Emerging Markets 2x Strategy Fund	4,474,207

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, investments in swaps, losses deferred due to wash sales, taxable overdistributions, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2021 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(150)	$150
Emerging Markets 2x Strategy Fund	(83,631)	83,631
Inverse Emerging Markets 2x Strategy Fund	(15,902)	15,902
Emerging Markets Bond Strategy Fund	(24,955)	24,955

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At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$14,689,651	$4,078,773	$(1,578,109)	$2,500,664
Emerging Markets 2x Strategy Fund	9,204,663	495,574	(905,422)	(409,848)
Inverse Emerging Markets 2x Strategy Fund	388,238	38,375	—	38,375
Emerging Markets Bond Strategy Fund	393,510	618	(1,953)	(1,335)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2021:

Fund	Ordinary	Capital
Inverse Emerging Markets 2x Strategy Fund	$(2,235)	$—
Emerging Markets Bond Strategy Fund	(9,688)	—

Note 9 – Securities Transactions

For the year ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$25,310,820	$26,963,333
Emerging Markets 2x Strategy Fund	12,692,398	9,818,361

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Emerging Markets 2x Strategy Fund	$73,097	$—	$—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expired June 8, 2020. On June 8, 2020, the line of credit agreement was renewed at an increased amount of $150,000,000 and expires on June 7, 2021. On February 10, 2021, the line of credit was increased from $150,000,000 to $200,000,000. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2021. The Funds did not have any borrowings outstanding under this agreement at March 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent

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conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), (four of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Rydex Series Funds) at March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2021

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2021, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Long Short Equity Fund	100.00%	100.00%

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2021 and March 31, 2020 were $893,061 and $852,722, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2021 and March 31, 2020 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2021 and March 31, 2020 were $440,430 and $456,085, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2021 and March 31, 2020 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $440,430 and $456,085, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 7, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 7, 2021

*	Print the name and title of each signing officer under his or her signature.